UNITED STATES
SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-PX

ANNUAL REPORT OF PROXY VOTING RECORD OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number              811-05430

SSgA Funds
(Exact name of registrant as specified in charter)

909 A Street Tacoma, WA 98402
(Address of principal executive offices) (Zip code)

Karl Ege, Secretary and General Counsel Frank Russell Investment Management Company 909 A Street Tacoma, WA 98402 Copies to: Philip H. Newman, Esq. Goodwin Procter LLP Exchange Place, Boston, MA 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:		253-627-7001

Date of fiscal year end:	August 31

Date of reporting period:	June 30, 2004

Item 1.           Proxy Voting Record.

Disclose the following information for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which the registrant was entitled to vote:

(a)	The name of the issuer of the portfolio security;

(b)	The exchange ticker symbol of the portfolio security;

(c)	The Council on Uniform Securities Identification Procedures (“CUSIP”) number for the portfolio security;

(d)	The shareholder meeting date;

(e)	A brief identification of the matter voted on;

(f)	Whether the matter was proposed by the issuer or by a security holder;

(g)	Whether the registrant cast its vote on the matter;

(h)	How the registrant cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

(i)	Whether the registrant cast its vote for or against management.

Each of the SSgA S&P 500 Index Fund and the SSgA MSCI EAFE Fund is a feeder fund which holds shares of a corresponding master portfolio.  The proxy voting records of the Funds’ master portfolios are available through the State Street Master Funds Form N-PX CIK number 0001094885, the file number: 8111-09599 and the filing date of August 27, 2004.

Vote Summary Report

Jul 01, 2003 - Jun 30, 2004

SSgA INTERNATIONAL STOCK SELECTION- 2D18

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/29/04 - A	Abn Amro Holding Nv		N0030P459			04/22/04		58,694
	1	Receive Report of Management Board		None	None		Mgmt
	2	Discussion about Company’s Corporate Governance Report		None	None		Mgmt
	3.1	Approve Financial Statements and Statutory Reports		For	For		Mgmt
	3.2	Approve Dividends		For	For		Mgmt
	3.3	Approve Discharge of Management Board		For	For		Mgmt
	3.4	Approve Discharge of Supervisory Board		For	For		Mgmt
	4	Approve Remuneration Policy		For	For		Mgmt
	5	Reappoint Ernst & Young as Auditors		For	For		Mgmt
	6	Elect Supervisory Board Member		For	For		Mgmt
	7.1	Abolish Antitakeover Preference Shares through Repurchase and Cancellation of Shares		For	For		Mgmt
Items 7.1-7.2. This asks for shareholder approval to abolish the preference shares through the repurchase and cancellation of shares. This is a shareholder friendly resolution that warrants support.
	7.2	Amend Articles to Reflect Cancellation of Preference Shares (Item 7.1)		For	For		Mgmt
	8	Authorize Repurchase of Up to Ten Percent of Issued Share Capital		For	For		Mgmt

This item requests that shareholders authorize the management board to purchase company shares for a period of 18 months following the date of this meeting. The authorization would allow for the purchase of shares at a minimum price of the nominal value of the share and a maximum price of a 10-percent premium over market value (i.e., opening price on the Amsterdam Stock Exchange on the day of the purchase). This is a routine request.

	9.1	Grant Board Authority to Issue Ordinary Shares and Convertible Preference Shares Up to 20 Percent of Issued Share Capital		For	For		Mgmt

Items 9.1-9.2. These items propose to authorize the management board to issue ordinary shares and convertible preference shares without preemptive rights up to 20 percent of the issued capital. This is a reasonable request.

	9.2	Grant Board Authority to Exclude Preemptive Rights from Issuance Under Item 9.1		For	For		Mgmt
	10	Other Business		None	None		Mgmt

Mgmt Rec - Company Management Recommended Vote

1

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/25/04 - A/S	AGF (Assurances Generales de France)		F14868180			None		4,702
Ordinary Business
	1	Approve Financial Statements and Statutory Reports		For	For		Mgmt
	2	Accept Consolidated Financial Statements and Statutory Reports		For	For		Mgmt
	3	Approve Allocation of Income and Dividends of EUR 1.80 per Share		For	For		Mgmt
	4	Approve Special Auditors’ Report Regarding Related-Party Transactions		For	For		Mgmt
	5	Approve Discharge of Directors		For	For		Mgmt
	6	Reelect Jean-Philippe Thierry as Director		For	For		Mgmt
	7	Reelect Beatrice Majnoni d’Intignano as Director		For	For		Mgmt
	8	Reelect Yves Cannac as Director		For	For		Mgmt
	9	Elect Herve de Veyrac as Director		For	For		Mgmt
	10	Elect Representative of Employee Shareholders to the Board		For	For		Mgmt
	11	Ratify Ernst & Young as Auditors		For	For		Mgmt
	12	Ratify KPMG S.A. as Auditors		For	For		Mgmt
	13	Ratify Christian de Chastellux as Alternate Auditor		For	For		Mgmt
	14	Ratify Gerard Riviere as Alternate Auditor		For	For		Mgmt
	15	Authorize Repurchase of Up to Ten Percent of Issued Share Capital		For	For		Mgmt

The board is seeking shareholder approval to conduct a share buyback. In accordance with French commercial law, the company may buy back up to 10 percent of its shares outstanding. This is a routine request.

Special Business
	16	Approve Capital Increase Reserved for Employees Participating in Savings-Related Share Purchase Plan		For	For		Mgmt

The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans and other favorable terms of the plan. A vote in favor of this proposal is recommended.

	17	Approve Stock Option Plan Grants		For	For		Mgmt

The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans and other favorable terms of the plan. A vote in favor of this proposal is recommended.

	18	Approve Reduction in Share Capital via Cancellation of Repurchased Shares		For	For		Mgmt

2

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

This item would enable the company to cancel shares repurchased in connection with the buyback authorized in the item above and to reduce its capital by a corresponding amount. The amount of capital that may be cancelled is limited to 10 percent in any two-year period. This is a routine request

	19	Authorize Filing of Required Documents/Other Formalities		For	For		Mgmt

06/24/04 - S	AIR FRANCE		F1768D113			None		77,516
Ordinary Business
	1	Elect Jean-Cyril Spinetta as Director		For	For		Mgmt
	2	Elect Jean-Francois Dehecq as Director		For	For		Mgmt
	3	Elect Pierre Richard as Director		For	For		Mgmt
	4	Elect Jean-Marc Espalioux as Director		For	For		Mgmt
	5	Elect Patricia Barbizet as Director		For	For		Mgmt
	6	Elect Leo Van Wijk as Director		For	For		Mgmt
	7	Elect Floris Maljers as Director		For	For		Mgmt
	8	Elect Cees Van Lede as Director		For	For		Mgmt
	9	Elect Willem Duisenberg as Director		For	For		Mgmt
	10	Approve Remuneration of Directors in the Aggregate Amount of EUR 800,000		For	For		Mgmt
	11	Authorize Filing of Required Documents/Other Formalities		For	For		Mgmt

06/29/04 - A	Amada Co. Ltd.		J01218106			03/31/04		196,000
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 0, Final JY 5, Special JY 0		For	For		Mgmt
	2	Amend Articles to: Authorize Share Repurchases at Board’s Discretion		For	Against		Mgmt
Because allowing the company to repurchase shares solely at the board’s discretion is not in shareholders’ interest, it is recommended that shareholders oppose the whole resolution.
	3	Approve Executive Stock Option Plan		For	For		Mgmt

The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans and other favorable terms of the plan. A vote in favor of this proposal is recommended.

	4	Approve Retirement Bonus for Director		For	For		Mgmt

3

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

03/18/04 - A	ASML Holding NV (Formerly ASM Lithography Hldg)		N07059160			None		114,186
	1	Open Meeting		None	None		Mgmt
	2	Approve Financial Statements and Statutory Reports		For	For		Mgmt
	3	Approve Reserves and Dividend Policy		None	None		Mgmt
	4	Approve Discharge of Management Board		For	For		Mgmt
	5	Approve Discharge of Supervisory Board		For	For		Mgmt
	6	Discussion about Company’s Corporate Governance Report		None	None		Mgmt
	7	Approve Remuneration Policy for Management Board Members		For	For		Mgmt
	8.1	Approve Stock Option Plan for Management Board; Approve Reservation of 500,000 Shares to Guarantee Conversion Rights		For	For		Mgmt

The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans and other favorable terms of the plan. A vote in favor of this proposal is recommended.

	8.2	Approve Stock Option Plans for Other Employees; Approve Reservation of 4.5 Million Shares to Guarantee Conversion Rights		For	For		Mgmt

The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans and other favorable terms of the plan. A vote in favor of this proposal is recommended.

	9	Increase Size of Supervisory Board from Six to Seven Members; Reelect H. Bodt and Elect F. Froehlich and A. van der Poel to Supervisory Board		For	For		Mgmt

This item is the proposal of the board to reelect H. Bodt and to elect F. Froehlich and A. van der Poel as new members of the supervisory board. S. Bergsma will resign at this AGM. These appear to be routine board elections. Due to a lack of controversy surrounding the board in the past, a vote in favor of the board’s proposal is recommended.

	10	Amend Articles Re: Changes to Company’s Corporate Governance Structure to Reflect Recommendations by Dutch Corporate Governance Code; Indemnification of Management and Supervisory Boards		For	For		Mgmt

4

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

Under this item the company proposes amendments of the articles of association. The company gives two reasons for the amendments. The first reason is the implementation of the Dutch Corporate Governance Code, and the second is the proposed indemnification by the company of the management and supervisory board. Because the positives outweigh the negatives, a vote in favor of the proposal is recommended.

	11	Grant Board Authority to Issue Authorized Yet Unissued Ordinary Shares Restricting/Excluding Preemptive Rights Up to 20 Percent of Issued Share Capital		For	For		Mgmt

In this item shareholders are asked to authorize the management board to issue up to ten percent of authorized but not yet issued ordinary shares and exclude the preemptive rights of holders of ordinary shares for a period of 18 months beginning from the date of this AGM. This proposal would authorize the management board to issue shares equivalent to 20 percent of currently issued share capital without preemptive rights. This is a reasonable request.

	12	Authorize Repurchase of Up to Ten Percent of Issued Share Capital		For	For		Mgmt

This item requests that shareholders authorize the management board to purchase company shares for a period of 18 months following the date of this meeting. The authorization would allow for the purchase of shares at a minimum price of the nominal value of the share and a maximum price of a ten-percent premium over market value (i.e., opening price on the Amsterdam Stock Exchange on the day of the purchase). The maximum amount of shares that may be purchased is ten percent of total share capital. This is a routine proposal in the Netherlands.

	13	Other Business (Non-Voting)		None	None		Mgmt
	14	Close Meeting		None	None		Mgmt

08/13/03 - S	Australia & NZ Banking Group Ltd. (formerly Australia & New		Q09504137			None		44,419
	1	Confirm Member Approval to the Buy-Back Agreement Relating to the Redeemable Preference Shares Issued by the Company in 1998		For	For		Mgmt

In this item shareholder approval is being sought to buy-back some or all redeemable preference shares (RPS) issued by ANZ Banking Group in 1998. The buy-back price for each RPS would still be USD6.25 or an aggregate amount of USD775.2 million. The buy-back forms part of ANZ Banking Group’s capital management strategy aimed at utilizing the most efficient means of raising capital. This is a reasonable request.

5

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	2	Amend Constitution		For	For		Mgmt

Items 2-3. These items seek shareholder approval to raise AUD1.3 billion ($860.9 million) through the issuance of convertible preference shares and to amend the company’s articles accordingly. Because possible dilution in the event of a full conversion of all the preference shares is reasonable, it is recommended that shareholders support this resolution.

	3	Approve Issuance of 12.5 Million Reset Convertible Preference Shares		For	For		Mgmt

06/11/04 - A/S	Aventis SA (Formerly Rhone-Poulenc)		F0590R100			None		1,950
Ordinary Business
	1	Approve Financial Statements and Statutory Reports		For	For		Mgmt
	2	Accept Consolidated Financial Statements and Statutory Reports		For	For		Mgmt
	3	Approve Allocation of Income and Dividends of EUR 1.23 per Share		For	For		Mgmt
	4	Approve Special Auditors’ Report Regarding Related-Party Transactions		For	For		Mgmt
	5	Authorize Repurchase of Up to Ten Percent of Issued Share Capital		For	For		Mgmt
	6	Ratify Yves Nicolas as Alternate Auditor		For	For		Mgmt
Special Business
	7	Amend Article 7 to Reflect 2003 Legal Changes Re: Shareholding Disclosure Requirement		For	Against		Mgmt
	8	Amend Article 11 to Set Term of Management Board Members at Three Years, Down From Five Years Previously		For	For		Mgmt
	9	Amend Article 13 to Set Term of Supervisory Board Members at Three Years, Down From Five Years Previously		For	For		Mgmt
Ordinary Business
	10	Reelect Jean-Marc Bruel as Supervisory Board Member		For	For		Mgmt
	11	Reelect Martin Fruhauf as Supervisory Board Member		For	For		Mgmt

6

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	12	Reelect Serge Kampf as Supervisory Board Member		For	For		Mgmt
	13	Reelect Hubert Markl as Supervisory Board Member		For	For		Mgmt
	14	Reelect Gunter Metz as Supervisory Board Member		For	For		Mgmt
	15	Reelect Didier Pineau-Valencienne as Supervisory Board Member		For	For		Mgmt
	16	Reelect Seham Razzouqi as Supervisory Board Member		For	For		Mgmt
	17	Reelect Michel Renault as Supervisory Board Member		For	For		Mgmt
	18	Reelect Hans-Jurgen Schinzler as Supervisory Board Member		For	For		Mgmt
	19	Reelect Marc Vienot as Supervisory Board Member		For	For		Mgmt
	20	Authorize Filing of Required Documents/Other Formalities		For	For		Mgmt

04/27/04 - A	Aviva Plc (formerly CGNU Plc)		G0683Q109			None		98,660
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Final Dividend of 15.15 Pence Per Share		For	For		Mgmt
	3	Elect Anna Catalano as Director		None	None		Mgmt
	4	Elect Carole Piwnica as Director		For	For		Mgmt
	5	Re-elect George Paul as Director		For	For		Mgmt
	6	Re-elect Philip Scott as Director		For	For		Mgmt
	7	Re-elect Patrick Snowball as Director		For	For		Mgmt
	8	Re-elect Elizabeth Vallance as Director		For	For		Mgmt
	9	Reappoint Ernst and Young LLP as Auditors of the Company		For	For		Mgmt
	10	Authorise Board to Fix Remuneration of the Auditors		For	For		Mgmt
	11	Authorise Issuance of Equity or Equity-Linked Securities with Pre-emptive Rights up to Aggregate Nominal Amount of GBP 185,000,000		For	For		Mgmt
	12	Authorise Issuance of Equity or Equity-Linked Securities without Pre-emptive Rights up to Aggregate Nominal Amount of GBP 28,000,000		For	For		Mgmt
	13	Approve Remuneration Report		For	For		Mgmt
	14	Authorise EU Political Donations up to Aggregate Nominal Amount of GBP 100,000		For	For		Mgmt
	15	Approve Scrip Dividend Program		For	For		Mgmt
	16	Amend Articles of Association Re: Treasury Shares		For	For		Mgmt

7

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	17	Authorise 225 Million Ordinary Shares for Market Purchase		For	For		Mgmt
	18	Authorise 100 Million 8.75 Percent Preference Shares for Market Purchase1		For	For		Mgmt
	19	Authorise 100 Million 8.375 Percent Preference Shares for Market Purchase		For	For		Mgmt

12/29/03 - S	Banca Intesa SPA (Formerly IntesaBci Spa)		T17074104			None		340,793
Ordinary Business
	1	Fix Number of Directors on the Board; Elect Directors; Determine Directors’ Term and Remuneration		For	Against		Mgmt

Shareholders are asked to fix the size of the board of directors and to elect and set the remuneration of each member of the board. The bank has a shareholder pact that will appoint the members of the board, it does not disclose any information on the candidates, and it does not reserve any seats on the board for minority shareholders or shareholders not adhering to the pact. Given the fact that the company chose not to disclose candidate information due to the existence of the shareholder pact (even though other Italian banks in the same situation do) and the fact that the company deliberately chooses not to incorporate governance practices such as the adoption of a Nominating or Audit Committee, simply because it finds no need to do so, a vote against this resolution is recommended.

01/13/04 - S	Banca Intesa SPA (Formerly IntesaBci Spa)		T17074104			None		340,793
Ordinary Business
	1	Fix Number of Directors on the Board; Elect Directors; Determine Directors’ Term and Remuneration		For	Against		Mgmt

06/23/04 - S	Banca Intesa SPA (Formerly IntesaBci Spa)		T17074104			06/18/04		238,750
Special Meeting Agenda
	1	Amend Articles To Reflect New Italian Company Law Regulations		For	Against		Mgmt

The amendments proposed aim at harmonizing the company’s bylaws to mandatory regulations introduced by Italian legislators, while the others aim at either simplifying procedures adopted by the company or at improving the overall formulation of the company’s bylaw. As some of these modifications would have the effect of limiting shareholder rights, it is recommended that shareholders oppose this item.

8

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/24/04 - S	Banca Intesa SPA (Formerly IntesaBci Spa)		T17074104			None		238,750
Special Meeting Agenda
	1	Amend Articles To Reflect New Italian Company Law Regulations		For	Against		Mgmt

06/18/04 - A	Banco Santander Central Hispano (frmly banco Santander)		E19790109			None		102,162
	1	Accept Individual and Consolidated Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Allocation of Income		For	For		Mgmt
	3	Reelect and Ratify Management Board		For	For		Mgmt
	4	Reelect Deloitte & Touche Espana SL as Auditors		For	For		Mgmt
	5	Authorize Share Repurchase Program		For	For		Mgmt
6

Amend Articles 8,15,16,22,and 23 Re: Share Registry Entity, Elimination of Shareholding Requirement to Attend Shareholder Meetings, Remote Voting and Attendance; Add New Article and Change Numeration of Company’s By-Laws

				For	For		Mgmt

This item seeks shareholder approval to amend the company’s articles to incorporate new share registry requirements and to comply with the Transparency Law passed in July 2003, which includes shareholders information rights. These are non-contentious modifications that would not jeopardize shareholder value.

	7	Approve New General Meeting Guidelines		For	For		Mgmt
	8	Authorize Issuance of Equity or Equity-Linked Securities with Preemptive Rights		For	For		Mgmt
This item asks shareholders to approve an authorization to increase the company’s capital by up to EUR 300 million ($367.3 million). This is a reasonable request.
	9	Authorize Issuance of Non-Convertible Bonds		For	For		Mgmt

9

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	10	Authorize Board to Ratify and Execute Approved Resolutions		For	For		Mgmt
	11	Accept Board Guidelines Report		For	For		Mgmt

04/29/04 - A	Barclays Plc		G08036124			None		135,499
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Remuneration Report		For	For		Mgmt

This item requests that shareholders approve the company’s compensation policy, as set out in the company’s Remuneration Report. The Combined Code on Corporate Governance recommends that companies consider including this item on AGM agendas and is now required under U.K. law. Seeking annual shareholder approval for a company’s remuneration policy is a positive corporate governance provision. It allows shareholders to express their support or displeasure over how the company pays and provides incentive to its directors and executives in the most direct way possible. Shareholders displeased with a particular remunerative provision may now vote against this item, instead of (or in addition to) voting against a director or the company’s financial statements. It is recommended that shareholders support this item.

	3	Elect Sir Richard Broadbent as Director		For	For		Mgmt
	4	Elect Roger Davis as Director		For	For		Mgmt
	5	Elect Gary Hoffman as Director		For	For		Mgmt
	6	Elect Naguib Kheraj as Director		For	For		Mgmt
	7	Elect David Roberts as Director		For	For		Mgmt
	8	Re-elect Sir Peter Middleton as Director		For	For		Mgmt
	9	Re-elect Stephen Russell as Director		For	For		Mgmt
	10	Re-elect Christopher Lendrum as Director		For	For		Mgmt
	11	Re-elect Sir Brian Jenkins as Director		For	For		Mgmt
	12	Re-appoint PricewaterhouseCoopers LLP as Auditors of the Company		For	For		Mgmt
	13	Authorise Board to Fix Remuneration of the Auditors		For	For		Mgmt
	14	Authorise Issuance of Equity or Equity-Linked Securities without Pre-emptive Rights up to Aggregate Nominal Amount of GBP 82,053,000		For	For		Mgmt

This routine capital issuance request would allow the board to issue shares for cash without preemptive rights. The amount that could be used other than in the context of a rights issue, that is for cash, would be limited to five percent of the issued capital. This is a reasonable issuance request.

10

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	15	Authorise 984,600,000 Ordinary Shares for Market Purchase		For	For		Mgmt

Approval of this item would authorize the board to repurchase up to ten percent of the company’s issued capital. The maximum price to be paid for any shares repurchased would be no more than five percent above the average price of the previous ten trading sessions. When timed correctly, repurchases are a legitimate use of corporate funds and can add to long-term shareholder returns.

11/12/03 - A	Bluescope Steel Ltd (formerly BHP STEEL LTD)		Q1498R109			11/10/03		400,656
	1	Accept Financial Statements and Statutory Reports for the Year Ended June 30, 2003		None	None		Mgmt
	2a	Elect H K McCann as Director		For	For		Mgmt
	2b	Elect P Rizzo as Director		For	For		Mgmt
	2c	Elect Y P Tan as Director		For	For		Mgmt
	3	Change Company Name to BlueScope Steel Limited		For	For		Mgmt
	4	Approve Participation by Kirby Adams, Managing Director and Chief Executive Officer in the Employee Share Purchase Plan		For	For		Mgmt

Items 4-6. These initiatives can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans and other favorable terms of the plans. A vote in favor of these proposals is recommended.

	5	Approve Grant of Share Rights to Managing Director and Chief Executive Officer, Kirby Adams, Under the Long Term Incentive Plan		For	For		Mgmt
	6	Approve Non-Executive Director Share Plan		For	For		Mgmt

05/13/04 - A/S	BNP Paribas SA (Fm. Banque Nationale De Paris)		F1058Q238			None		3,426
Ordinary Business
	1	Accept Consolidated Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Financial Statements and Statutory Reports		For	For		Mgmt
	3	Approve Allocation of Income and Dividends of EUR 2.175 per Share		For	For		Mgmt
	4	Approve Special Auditors’ Report Regarding Related-Party Transactions		For	For		Mgmt

11

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	5	Authorize Issuance of Bonds/Debentures in the Nominal Value of Up to EUR 30 Billion		For	For		Mgmt
	6	Authorize Repurchase of Up to Ten Percent of Issued Share Capital		For	For		Mgmt
	7	Reelect Louis Schweitzer as Director		For	For		Mgmt
	8	Reelect Lindsay Owen-Jones as Director		For	For		Mgmt
	9	Confirm Expiration of Term of David Peake as Director		For	For		Mgmt
	10	Authorize Filing of Required Documents/Other Formalities		For	For		Mgmt
Special Business
	11	Authorize Issuance of Equity or Equity-Linked Securities with Preemptive Rights up to Aggregate Nominal Amount of EUR 1 Billion		For	For		Mgmt

This item would allow the company to issue new shares and various debt/equity instruments (e.g., warrants, convertible bonds, bonds with warrants, redeemable bonds, exchangeable bonds) for a period of 26 months. This request represents a potential increase less than 100 percent, which is reasonable for issuances without preemptive rights.

	12	Authorize Issuance of Equity or Equity-Linked Securities without Preemptive Rights up to Aggregate Nominal Amount of EUR 340 Million		For	For		Mgmt

This item would allow the company to maintain an authority to issue new shares and various debt/equity instruments. As French companys seek issuance authority over a 26 month period, the amount of this request is reasonable for issuances without preemptive rights.

	13	Authorize Capitalization of Reserves of Up to EUR 1 Billion for Bonus Issue or Increase in Par Value		For	For		Mgmt

This asks shareholders to permit the board to increase issued capital by capitalizing various reserves or retained profits and either increasing the nominal value per share or carrying out a bonus issue. Dilution is not a problem when capital is increased using any of this scenario, as this would merely transfer wealth to shareholders. There is no reason to oppose this request.

	14	Allow Board to Issue Shares in the Event of a Public Tender Offer or Share Exchange Offer, Subject to Certain Conditions		For	For		Mgmt

12

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

Because the company provided specific limitations to this authority that lead us to believe that this issuance power would not be used as the typical antitakeover device proposed at French meetings, this item warrants shareholder support.

	15	Amend Terms of Capital Increase Reserved for Employees Participating in Savings-Related Share Purchase Plan Submitted to Shareholder Vote at May 14, 2003, AGM/EGM		For	For		Mgmt

This item is to set a global limit on the above capital issuance requests. The nominal value of the new shares that may be created pursuant to all issuance requests proposed at this meeting — or to the conversion or exercise of attached equity-linked securities — is restricted under a cap. As the dilution levels associated with this company’s share issuance proposals are reasonabe, it is recommended that shareholders support this item.

	16	Approve Reduction in Share Capital via Cancellation of Repurchased Shares		For	For		Mgmt

This item would enable the company to cancel shares repurchased in connection with the buyback authorized in the item above and to reduce its capital by a corresponding amount. The amount of capital that may be cancelled is limited to 10 percent in any two-year period. This is a routine request

	17	Amend Articles of Association Re: Role of Chairman, Access to Information, Internal Control Procedures, Convening of Board Meetings, and Signing of the Minutes of Board Meetings		For	For		Mgmt

These changes mainly reflect the chief executive officer’s responsibilities in organizing and setting internal control procedures. Because the positive amendments outweight the negative ones, it is recommended that shareholders support this item.

	18	Authorize Filing of Required Documents/Other Formalities		For	For		Mgmt

04/15/04 - A	BP PLC (Form. Bp Amoco Plc)		G12793181			None		122,904
	1	Re-elect The Lord Browne of Madingley as Director		For	For		Mgmt
	2	Re-elect Byron Grote as Director		For	For		Mgmt
	3	Re-elect Michael Miles as Director		For	For		Mgmt
	4	Re-elect Sir Robin Nicholson as Director		For	For		Mgmt

13

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	5	Re-elect Dick Olver as Director		For	For		Mgmt
	6	Re-elect Sir Ian Prosser as Director		For	For		Mgmt
	7	Elect Antony Burgmans as Director		For	For		Mgmt
	8	Re-appoint Ernst and Young LLP as Auditors and Authorise Board to Fix Remuneration of Auditors		For	For		Mgmt
	9	Amend Articles of Association Re: Treasury Shares and Annual Retirement of Directors		For	For		Mgmt
	10	Authorise Issuance of Equity or Equity-Linked Securities with Pre-emptive Rights up to Aggregate Nominal Amount of USD 1,820 Million		For	For		Mgmt

This routine capital issuance request would allow the board to issue shares for cash with preemptive rights. The amount of authorized but unissued capital that could be used represents about 33 percent of the currently issued capital. This issuance authority, routinely sought in the United Kingdom, could be used by the company for one year. This is a reasonable issuance request.

	11	Authorise Issuance of Equity or Equity-Linked Securities without Pre-emptive Rights up to Aggregate Nominal Amount of USD 273 Million		For	For		Mgmt

This routine capital issuance request would allow the board to issue shares for cash without preemptive rights. The amount that could be used other than in the context of a rights issue, that is for cash, would be limited to five percent of the issued capital. This is a reasonable issuance request.

	12	Authorise 2.2 Billion Shares for Market Purchase		For	For		Mgmt

Approval of this item would authorize the board to repurchase up to ten percent of the company’s issued capital. The maximum price to be paid for any shares repurchased would be no more than five percent above the average price of the previous ten trading sessions. When timed correctly, repurchases are a legitimate use of corporate funds and can add to long-term shareholder returns.

	13	Authorise the Company to use Treasury Shares for the Purpose of the Employee Share Schemes Operated by the Company		For	For		Mgmt

The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans and other favorable terms of the plan. A vote in favor of this proposal is recommended.

14

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	14	Approve Remuneration Report		For	For		Mgmt

This item requests that shareholders approve the company’s compensation policy, as set out in the company’s Remuneration Report. The Combined Code on Corporate Governance recommends that companies consider including this item on AGM agendas and is now required under U.K. law. Seeking annual shareholder approval for a company’s remuneration policy is a positive corporate governance provision. It allows shareholders to express their support or displeasure over how the company pays and provides incentive to its directors and executives in the most direct way possible. Shareholders displeased with a particular remunerative provision may now vote against this item, instead of (or in addition to) voting against a director or the company’s financial statements. It is recommended that shareholders support this item.

	15	Approve Increase in Remuneration of Non-Executive Directors from GBP 1.5 Million to GBP 2.5 Million		For	For		Mgmt
	16	Accept Financial Statements and Statutory Reports		For	For		Mgmt
Shareholder Proposal
	17	Require the Company to Prepare a Report Re: Mitigating Risks to Shareholder Value when Operating in Protected and Sensitive Areas		Against	Against		ShrHoldr

The company’s board, consulting with shareholders where necessary, is best placed to decide on a suitable approach to risk assessment and disclosure. Asking a company to provide further information of the type suggested by this resolution runs the risk of micromanagement and may arguably lead to commercially confidential information being disclosed. This is unlikely to be in the interests of shareholders. As a result, support for this resolution is not warranted at this time.

07/15/03 - A	British Airways Plc		G14980109			None		312,592
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Remuneration Report		For	For		Mgmt

This item requests that shareholders approve the company’s compensation policy, as set out in the company’s Remuneration Report. The Combined Code on Corporate Governance recommends that companies consider including this item on AGM agendas and is now required under U.K. law. Seeking annual shareholder approval for a company’s remuneration policy is a positive corporate governance provision. It allows shareholders to express their support or displeasure over how the company pays and provides incentive to its directors and executives in the most direct way possible. Shareholders displeased with a particular remunerative provision may now vote against this item, instead of (or in addition to) voting against a director or the company’s financial statements. It is recommended that shareholders support this item.

15

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	3	Amend Articles of Association Re: Remuneration Report		For	For		Mgmt

This item is to amend the company’s articles of association so that directors may decide upon the payment of fees by the company to the directors provided that such fees are consistent with the principles referred to in the company’s remuneration policy as approved by shareholders, directors disclose their remuneration, remuneration policy in the remuneration report is approved annually by shareholders, and no director shall be responsible for determining his or her own remuneration. This is a positive amendment that will make directors’ pay contingent upon approval of the company’s remuneration report by shareholders. Therefore, it is recommended that shareholders support this resolution.

	4	Reelect Rod Eddington as Director		For	For		Mgmt
	5	Reelect Martin Broughton as Director		For	For		Mgmt
	6	Reelect Baroness O’Cathain as Director		For	For		Mgmt
	7	Reelect Martin Read as Director		For	For		Mgmt
	8	Ratify Ernst and Young LLP as Auditors		For	For		Mgmt
	9	Authorize Board to Fix Remuneration of Auditors		For	For		Mgmt
10

Authorize Company to Carry Out Rights Issues up to Aggregate Nominal Amount of GBP 89 Million and to Carry Out Limited Issuance without Preemptive Rights up to Aggregate Nominal Amount of GBP 13.5 Million

				For	For		Mgmt

This is a two-part capital issuance request. First, the company could carry out a rights issue but waive the preemptive rights of shareholders in jurisdictions with different legal and disclosure requirements up to a limit of 33 percent of issued capital. The resolution also allows the board to issue shares for cash without preemptive rights, other than in the context of a rights issue. The maximum capital increase that could result from issuances without preemptive rights is five percent.This issuance authority, routinely sought in the United Kingdom, could be used by the company for one year. This is a reasonable issuance request.

16

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

07/16/03 - A	BT GROUP PLC (formerly British Telecommunications Plc)		G16612106			None		188,408
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Remuneration Report		For	For		Mgmt

This item requests that shareholders approve the company’s compensation policy, as set out in the company’s Remuneration Report. The Combined Code on Corporate Governance recommends that companies consider including this item on AGM agendas and is now required under U.K. law. Seeking annual shareholder approval for a company’s remuneration policy is a positive corporate governance provision. It allows shareholders to express their support or displeasure over how the company pays and provides incentive to its directors and executives in the most direct way possible. Shareholders displeased with a particular remunerative provision may now vote against this item, instead of (or in addition to) voting against a director or the company’s financial statements. It is recommended that shareholders support this item.

	3	Approve Final Dividend of 4.25 Pence Per Share		For	For		Mgmt
	4	Reelect Anthony Greener as Director		For	For		Mgmt
	5	Reelect Louis Hughes as Director		For	For		Mgmt
	6	Reelect Maarten van den Bergh as Director		For	For		Mgmt
	7	Elect Clayton Brendish as Director		For	For		Mgmt
	8	Approve PricewaterhouseCoopers LLP as Auditors and Authorize Board to Fix Their Remuneration		For	For		Mgmt
	9	Authorize Issuance of Equity or Equity-Linked Securities with Preemptive Rights up to Aggregate Nominal Amount of GBP 143 Million		For	For		Mgmt

This routine capital issuance request would allow the board to issue shares for cash with preemptive rights. The amount of authorized but unissued capital that could be used represents about 33 percent of the currently issued capital. This issuance authority, routinely sought in the United Kingdom, could be used by the company for one year. This is a reasonable issuance request.

17

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	10	Authorize Issuance of Equity or Equity-Linked Securities without Preemptive Rights up to Aggregate Nominal Amount of GBP 21 Million		For	For		Mgmt

This routine capital issuance request would allow the board to issue shares for cash without preemptive rights. The amount that could be used other than in the context of a rights issue, that is for cash, would be limited to five percent of the issued capital. This is a reasonable issuance request.

	11	Authorize 867 Million Shares for Share Repurchase Program		For	For		Mgmt

Approval of this item would authorize the board to repurchase up to ten percent of the company’s issued capital. The maximum price to be paid for any shares repurchased would be no more than five percent above the average price of the previous ten trading sessions. When timed correctly, repurchases are a legitimate use of corporate funds and can add to long-term shareholder returns.

	12	Authorize British Telecommunications plc to Make EU Political Donations up to GBP 100,000		For	For		Mgmt

This item would enable the company to make donations to EU Political Organizations up to an aggregate amount of GBP 100,000 ($163,000). The authority is being proposed pursuant to changes in company law which came into effect following the Political Parties, Elections and Referendums Act 2000 in Parliament on Feb. 16, 2001. The Act contains restrictions on companies making donations or incurring expenses in relation to EU Political Organizations, including prohibiting the company or its subsidiaries from making such donations or incurring such expenses over an aggregate GBP 5,000 ($7,150) in the 12-month period following an AGM and each succeeding 12-month period without shareholder approval. Many U.K. companies believe that because the Act defines EU Political Organizations vary widely, it is possible that the term may include business organizations which are in shareholders’ best interests for a company to support. The company states that it has no intention of changing the company’s current practice of donations, so shareholder approval of this authority should not significantly affect the amount that the company would otherwise have paid out without this requirement. In addition, the company will be required to disclose any donations or expenses arising from EU Political Organizations exceeding GBP 200 in its annual report encouraging transparency and accountability to shareholders on such issues. This authority would also be subject to shareholder approval, allowing shareholders to oppose the authority if it is abused in any way. Therefore, it is recommended that shareholders support this resolution.

18

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/20/04 - A	Cheung Kong Holdings		Y13213106			05/18/04		124,000
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Final Dividend of HK$1.30 Per Share		For	For		Mgmt
	3a	Reelect Chung Sun Keung, Davy as Director		For	For		Mgmt
	3b	Reelect Ip Tak Chuen, Edmond as Director		For	For		Mgmt
	3c	Reelect Chiu Kwok Hung, Justin as Director		For	For		Mgmt
	3d	Reelect Chow Kun Chee, Roland as Director		For	For		Mgmt
	3e	Reelect Wong Yick-ming, Rosanna as Director		For	For		Mgmt
	3f	Reelect Yeh Yuan Chang, Anthony as Director		For	For		Mgmt
	4	Reappoint Deloitte Touche Tohmatsu as Auditors and Authorize Board to Fix Their Remuneration		For	For		Mgmt
	5a	Approve Issuance of Equity or Equity-Linked Securities without Preemptive Rights		For	Against		Mgmt

This resolution is a standard request in Hong Kong for board authority to issue new shares representing up to 10 percent of current outstanding share capital, other than as a rights issue. The directors would have total discretion on the issuance of these shares. The authority would lapse after one year or at the next meeting of shareholders. Because the company has not provided specific language and terms that there will be (1) adequate restrictions on discounts and (2) no authority to refresh the share issuance amounts without prior shareholder approval, it is recommended that shareholders oppose this request.

	5b	Approve Repurchase of Up to 10 Percent of Issued Capital		For	For		Mgmt

This resolution would extend for one year the board’s authority to repurchase company shares at their discretion. This authority is limited to 10 percent of the outstanding share capital of the company on the date the resolution is passed. This authority operates under strict regulatory guidelines of the SEHK. This is a routine repurchase proposal.

19

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	5c	Authorize Reissuance of Repurchased Shares		For	For		Mgmt

This resolution authorizes the board to reissue any shares repurchased under the general mandate to repurchase shares approved above, without limiting the general mandate to issue shares also approved above. This authority would also be limited to the maximum 10 percent allowed to be repurchased. This request is being made to renew the authority, as the authority to reissue repurchased shares expired with the convening of this meeting. This is a routine request.

05/20/04 - S	Cheung Kong Holdings		Y13213106			05/18/04		124,000
Special Business
	1	Amend Articles Re: Nomination of Directors, Voting at Meetings, Issuance of Share Certificate, Removal of Director by Ordinary Resolution		For	For		Mgmt

This item seeks to amend certain provisions in the articles of association in light of recent changes to the Listing Rules and Companies Ordinance. These are non-contentious requests that warrant shareholder support.

05/14/04 - A	Continental Ag		D16212140			None		1,195
	1	Receive Financial Statements and Statutory Reports		None	None		Mgmt
	2	Approve Allocation of Income and Dividends of EUR 0.52 per Share		For	For		Mgmt
	3	Approve Discharge of Management Board		For	For		Mgmt
	4	Approve Discharge of Supervisory Board		For	For		Mgmt
	5	Ratify KPMG Deutsche Treuhand-Gesellschaft AG as Auditors		For	For		Mgmt
	6	Authorize Share Repurchase Program and Reissuance of Repurchased Shares		For	For		Mgmt

This item requests that shareholders authorize the management board to purchase company shares for a period of 18 months following the date of this meeting. The authorization would allow for the purchase of shares at a price quoted five days prior to the date of acquisition with a deviation of up to 10 percent if purchased through the Frankfurt Stock Exchange. If purchased through a public offer, the authorization would allow for the purchase of shares at a price quoted five to nine trading days prior to the date of the offer with a deviation of up to 20 percent. The maximum amount of shares that may be purchased is 10 percent of total share capital.

20

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	7	Elect Manfred Bodin, Diethart Breipohl, Michael Frenzel, Hubertus von Gruenberg, Hans-Olaf Henkel, Jan Oosterveld, Fred Steingraber, Juergen Stockmar, Bernd Voss, Ulrich Weiss to the Supervisory Board		For	For		Mgmt
	8	Approve Stock Option Plan for Key Employees		For	For		Mgmt

The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans and other favorable terms of the plan. A vote in favor of this proposal is recommended.

04/27/04 - A	Converium Holding AG		H1632M115			None		10,787
	1	Receive Financial Statements and Statutory Reports		None	None		Mgmt
	2	Approve Allocation of Income and Dividends of CHF 1.50 per Share		For	For		Mgmt
	3	Approve Discharge of Board and Senior Management		For	For		Mgmt
	4	Reelect Peter Colombo, Terry Clarke, Juergen Foerterer, and Derrell Hendrix as Directors		For	For		Mgmt
	5.1	Amend Articles		For	Against		Mgmt
There was not enough information available to make an informed voting decision.
	5.2	Approve Creation of CHF 40 Million Pool of Conditional Capital without Preemptive Rights		For	For		Mgmt

This requests that shareholders authorize the management board to issue shares without preemptive rights from a CHF 40 million ($32 million) pool of conditional capital for a period of two years from the time of authorization. This pool represents 10 percent of the currently issued share capital.

	6	Ratify PricewaterhouseCoopers Ltd as Auditors		For	For		Mgmt

21

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/30/04 - A	Credit Suisse Group (Formerly Cs Holding)		H3698D419			None		88,945
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Discharge of Board and Senior Management		For	For		Mgmt
	3.1	Approve Allocation of Income and Omission of Dividends		For	For		Mgmt
	3.2	Approve CHF 597.5 Million Reduction in Share Capital via Reduction in Par Value and Repayment to Shareholders		For	For		Mgmt
	4	Elect Directors		For	For		Mgmt
	4.1	Reelect Thomas Bell and Aziz Syriani as Directors; Elect Peter Weibel, Noreen Doyle, and David Syz as Directors		For
	4.2	Reelect KPMG Klynveld Peat Marwick Goerdeler SA as Auditors		For	For		Mgmt
	4.3	Reelect BDO Sofirom as Special Auditors		For	For		Mgmt
	5.1	Amend Articles Re: Submission of Shareholder Proposals		For	For		Mgmt

The proposed amendment is only editorial in nature and is required as part of Credit Suisse Group’s reduction in share capital. Since this amendment is non-contentious in nature and will have no real effect on shareholder power, a vote in favor of the proposal is recommended.

	5.2	Amend Articles Re: Delete Provisions Concerning Contributions In Kind		For	For		Mgmt
The proposed amendment is editorial in nature and would eliminate an outdated provision from 1993 regarding an acquisition agreement. The proposed change is non-contentious.

07/17/03 - A	Csr Ltd.		Q30297115			06/16/03		608,543
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Elect Directors		For	For		Mgmt
Special Business
	1.1	Amend Articles Re: Provision for Selling of Non-Marketable Parcels of Shares		For	For		Mgmt

Items 1.1- 1.3: These items seek shareholder approval of the amendment of the constitution regarding non-marketable parcels of shares by the company, renewal of the proportional takeover provisions and lastly, the variation of the number of non-executive directors required to retire at each annual general meeting. These are routine amendments that will not adversely affect shareholders rights. There is no reason to oppose these requests.

22

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.2	Amend Articles Re: Renewal of Proportional Takeover Provisions for Another Three Years		For	For		Mgmt
	1.3	Amend Articles Re: Variation of the Number of Non-Executive Directors Required to Retire at Each AGM		For	For		Mgmt

06/29/04 - A	Dai Nippon Printing Co. Ltd.		J10584100			03/31/04		63,215
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 9.5, Final JY 11.5, Special JY 0		For	For		Mgmt
	2	Amend Articles to: Authorize Share Repurchases at Board’s Discretion		For	Against		Mgmt

In this case, the company does not have especially large shareholdings by domestic banks or insurance companies, and so is unlikely to be subject to significant selling pressure as those financial institutions reduce their corporate shareholdings. Because allowing the company to repurchase shares solely at the board’s discretion is not in shareholders’ interest, it is recommended that shareholders oppose this resolution.

	3	Elect Director		For	For		Mgmt
	4	Approve Retirement Bonuses for Directors		For	For		Mgmt

06/23/04 - A	Daiwa Securities Group Co. Ltd.		J11718111			03/31/04		111,000
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 0, Final JY 10, Special JY 0		For	For		Mgmt
	2	Amend Articles to: Adopt U.S.-Style Board Structure - Reduce Maximum Board Size - Authorize Share Repurchases at Board’s Discretion		For	For		Mgmt

Because there is no danger that a share repurchase program would lead to a creeping takeover of the company, nor is the free float low enough to raise concerns about liquidity for remaining shareholders, there is no compelling reason to oppose this amendment to the company’s articles.

	3	Elect Directors		For	For		Mgmt
	4	Approve Retirement Bonuses for Director and Statutory Auditors, and Special Payments to Continuing Directors in Connection with Abolition of Retirement Bonus System		For	Against		Mgmt

23

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

As the payment of such bonuses to non-executives is a highly inappropriate practice anywhere, not just in Japan, there is no alternative but to recommend opposing the whole item.
	5	Approve Executive Stock Option Plan		For	For		Mgmt

The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans and other favorable terms of the plan. A vote in favor of this proposal is recommended.

06/02/04 - A	Deutsche Bank		D18190898			05/27/04		1,930
	1	Receive Financial Statements and Statutory Reports		None	For		Mgmt
	2	Approve Allocation of Income and Dividends of EUR 1.50 per Share		For	For		Mgmt
	3	Approve Discharge of Management Board		For	For		Mgmt
	4	Approve Discharge of Supervisory Board		For	For		Mgmt
	5	Ratify KPMG Deutsche Treuhand-Gesellschaft AG as Auditors		For	For		Mgmt
	6	Authorize Repurchase of up to Ten Percent of Issued Share Capital for Trading Purposes		For	For		Mgmt

This requests that shareholders authorize the management board to purchase company shares for a period of 18 months following the date of this meeting for trading purposes. This is a routine proposal for banks in Germany.

	7	Authorize Share Repurchase Program and Reissuance of Repurchased Shares		For	For		Mgmt

This item requests that shareholders authorize the management board to purchase company shares for a period of 18 months following the date of this meeting. The purchase price paid by the company will equal the value of the share quoted three days prior to the date of acquisition with a discount of 20 percent and a premium of 10 percent if purchased through the Frankfurt Stock Exchange. This is a routine item.

	8	Approve Creation of EUR 150 Million Pool of Conditional Capital with Preemptive Rights		For	For		Mgmt

Under Item 8-9, the board proposes to create a pool of conditional capital of EUR 150 million ($189 million) with preemptive rights. The board would hold the authority to issue shares from this pool until April 30, 2009. This proposed increase represents 10 percent of share capital, which is reasonable.

24

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	9	Approve Creation of EUR 48 Million Pool of Conditional Capital with Preemptive Rights		For	For		Mgmt
10

Approve Issuance of Convertible Bonds and/or Bonds with Warrants Attached up to Aggregate Nominal Amount of EUR 6 Billion with Preemptive Rights; Approve Creation of EUR 150 Million Pool of Conditional Capital to Guarantee Conversion Rights

				For	For		Mgmt

This is the request for shareholder approval to authorize the management board to issue convertible bonds and/or bonds with warrants attached with preemptive rights up to a maximum amount of EUR 6 billion ($7.6 million). The management board would hold this authorization to issue bonds for five years, i.e., until April 30, 2009. Given the reasonable level of dilution, there is no reason to refuse this request.

05/18/04 - A	Deutsche Telekom		D2035M136			05/11/04		80,100
	1	Receive Financial Statements and Statutory Reports		None	None		Mgmt
	2	Approve Allocation of Income and Omission of Dividends		For	For		Mgmt
	3	Approve Discharge of Management Board		For	For		Mgmt
	4	Approve Discharge of Supervisory Board		For	For		Mgmt
	5	Ratify PwC Deutsche Revision AG and Ernst & Young AG as Auditors		For	For		Mgmt
	6	Authorize Share Repurchase Program and Reissuance of Repurchased Shares		For	For		Mgmt
	7	Amend 2001 Stock Option Plan		For	For		Mgmt
	8	Approve Creation of EUR 2.5 Billion Pool of Conditional Capital without Preemptive Rights		For	Against		Mgmt

Item 8 requests that shareholders authorize the management board to issue shares without preemptive rights from a EUR 2.56 billion million ($3.22 billion) pool of conditional capital for a period of five years from the time of authorization. This pool represents 23.8 percent of the currently issued share capital, which is excessive for a non-rights issuance.

25

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	9	Approve Affiliation Agreements with Subsidiary (T-Punkt Vertriebsgesellschaft mbH)		For	For		Mgmt
Items 9-12. These are standard parent-subsidiary agreements that warrante shareholder support.
	10	Approve Affiliation Agreements with Subsidiary (Traviata Telekommunikationsdienste GmbH)		For	For		Mgmt
	11	Approve Affiliation Agreements with Subsidiary (Norma Telekommunikationsdienste GmbH)		For	For		Mgmt
	12	Approve Affiliation Agreements with Subsidiary (Carmen Telekommunikationsdienste GmbH)		For	For		Mgmt
	13	Amend Articles Re: Changes to the Remuneration of the Supervisory Board Members and Amendment to the Articles		For	For		Mgmt

This is the request for shareholder approval of amendments to the company’s articles of association with regard to Deutsche Telekom’s supervisory board remuneration scheme. The company is updating it articles due to recent changes in German law. There is no reason to refuse this request.

	14	Amend Articles Re: Location of Shareholder Meetings		For	For		Mgmt
Under this item, Deutsche Telekom proposes to revise its articles regarding the location where its shareholder meetings can take place. There is no reason to refuse this request.

04/28/04 - A	E.ON AG (formerly Veba Ag)		D24909109			None		1,580
	1	Receive Financial Statements and Statutory Reports		None	None		Mgmt
	2	Approve Allocation of Income and Dividends of EUR 2.00 per Share		For	For		Mgmt
	3	Approve Discharge of Management Board		For	For		Mgmt
	4	Approve Discharge of Supervisory Board		For	For		Mgmt
	5	Amend Articles Re: Allow for the Issuance of Dividends in Kind		For	For		Mgmt
As this proposal would give shareholders the choice between stock and dividends, there is no reason to oppose this request.
	6	Approve Affiliation Agreements with Subsidiaries (E.ON Nordic Holding GmbH)		For	For		Mgmt

26

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

This is a standard agreement between parent and subsidiary. Shareholder support is warranted.
	7	Authorize Share Repurchase Program and Reissuance of Repurchased Shares		For	For		Mgmt
This is a routine German Share repurchase authority.
	8	Ratify PwC Deutsche Revision AG as Auditors		For	For		Mgmt

07/10/03 - A	Emap Plc		G30268109			None		46,768
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Remuneration Report		For	For		Mgmt

This item requests that shareholders approve the company’s compensation policy, as set out in the company’s Remuneration Report. The Combined Code on Corporate Governance recommends that companies consider including this item on AGM agendas and is now required under U.K. law. Seeking annual shareholder approval for a company’s remuneration policy is a positive corporate governance provision. It allows shareholders to express their support or displeasure over how the company pays and provides incentive to its directors and executives in the most direct way possible. Shareholders displeased with a particular remunerative provision may now vote against this item, instead of (or in addition to) voting against a director or the company’s financial statements. It is recommended that shareholders support this item.

	3	Approve Final Dividend of 14.6 Pence Per Share		For	For		Mgmt
	4	Reelect Adam Broadbent as Director		For	For		Mgmt
	5	Reelect Karen Jones as Director		For	For		Mgmt
	6	Approve PricewaterhouseCoopers LLP as Auditors and Authorize Board to Fix Their Remuneration		For	For		Mgmt
	7	Authorize Issuance of Equity or Equity-Linked Securities with Preemptive Rights up to Aggregate Nominal Amount of GBP 21,680,000		For	For		Mgmt

This routine capital issuance request would allow the board to issue shares for cash with preemptive rights. The amount of authorized but unissued capital that could be used represents about 33 percent of the currently issued capital. This issuance authority, routinely sought in the United Kingdom, could be used by the company for one year. This is a reasonable issuance request.

27

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	8	Authorize Issuance of Equity or Equity-Linked Securities without Preemptive Rights up to Aggregate Nominal Amount of GBP 3,202,000		For	For		Mgmt

This routine capital issuance request would allow the board to issue shares for cash without preemptive rights. The amount that could be used other than in the context of a rights issue, that is for cash, would be limited to five percent of the issued capital. This is a reasonable issuance request.

	9	Authorize 25,645,063 Ordinary Shares for Share Repurchase Program		For	For		Mgmt

Approval of this item would authorize the board to repurchase up to ten percent of the company’s issued capital. The maximum price to be paid for any shares repurchased would be no more than five percent above the average price of the previous ten trading sessions. When timed correctly, repurchases are a legitimate use of corporate funds and can add to long-term shareholder returns.

05/25/04 - A/S	Eni Spa		T3643A145			05/20/04		5,265
Ordinary Business
	1	Accept Financial Statements, Consolidated Accounts, and Statutory Reports		For	For		Mgmt
	2	Approve Allocation of Income		For	For		Mgmt
	3	Authorize Share Repurchase Program		For	For		Mgmt

Shareholders are asked to authorize the board to repurchase company shares as well as to reissue repurchased shares. As permitted by article 2357 of the Italian Civil Code, the maximum amount of company shares that may be repurchased is limited by the global amount of net results and of distributable reserves resulting from the last approved financial statements. This is a routine request.

	4	Elect External Auditors for the Three-Year Term 2004-2006 and Fix Remuneration of Auditors		For	For		Mgmt
	5	Amend Article 2 of the Set of Rules Governing General Meetings of Eni Spa		For	For		Mgmt
	6	Approve Remuneration of Directors		For	For		Mgmt
Special Business
	1	Amend Articles To Reflect New Italian Company Law Regulations		For	Against		Mgmt

28

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

The amendments proposed aim at harmonizing the company’s bylaws to mandatory regulations introduced by Italian legislators, while the others aim at either simplifying procedures adopted by the company or at improving the overall formulation of the company’s bylaw. As some of these modifications would have the effect of limiting shareholder rights, it is recommended that shareholders oppose this item.

	2	Amend Articles 17, 19, and 28 of the Company’s Bylaws		For	For		Mgmt
As the proposed amendments to the company’s articles aim at introducing good corporate governance practices, it is recommended that shareholders support this item.

10/06/03 - S	France Telecom SA		F4113C103			None		37,058
Ordinary Business
	1	Amend Terms of Share Repurchase Plan Submitted to Shareholder Vote at May 27, 2003, AGM/EGM		For	For		Mgmt

The board is seeking shareholder approval to amend a share buyback authority that was approved by shareholders at the company’s May 27, 2003, AGM. The amendment would reduce the minimum selling price from EUR 25 ($28.55) to EUR 14.50 ($16.55), in order to adjust the price of the company’s currently issued share capital following the rights issue that was carried out in April 2003. The flexibility sought here is limited by safeguards (e.g., ten-percent limit, specified price range) that prevent greenmail and other abuses, and the proposal will facilitate the company’s efforts to enhance shareholder value. Based on the original share repurchase, which was deemed reasonable, a vote in favor of this proposal is recommended.

Special Business
2

Authorize Board to Issue Up to 100 Million Shares to Participants of Orange’s Stock Option Plan, Share Purchase Plan, Orange Senior Discretionary Share Plan and Restricted Share Plan, As Well As Signatories of France Telecom Liquidity Agreement

				For	For		Mgmt

29

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

Shareholders are asked to approve the acquisition of Orange SA shares reserved for the participants of several Orange compensation plans (Orange Stock Option Plan, Orange Share Purchase Plan, Orange Senior Discretionary Share Plan, and Restricted Share Plan), as well as the signatories of the France Telecom liquidity arrangement that was set up for the purpose of this deal. This request is proposed in connection with the tender offer to all Orange minority shareholders to acquire the remaining stake in Orange that it not already owns. While the company would be able to issue up to 313.5 million shares according to the terms of the deal, shareholders are only asked to approve the issuance of up to 100 million shares that relate to the Orange compensation plans at this meeting. Given that France Telecom already has an 86.29-percent stake in the company, an offer for the remaining stake in Orange would further streamline the group’s structure and accounts, and in this case should have positive financial effects on France Telecom’s consolidated financial statements. Furthermore, the implementation of the FT 2005 plan has reflected positively on the group’s half-year results and the company also mitigated dilution by using treasury shares. Because the group’s results have improved and the company has announced that it will resume the payout of a dividend for fiscal 2003, a statement that reinforces the board’s belief in the financial recovery of the group, as well as the strategic rationale and reasonable structure of the deal, this proposal warrants shareholder support.

	3	Approve Capital Increase Reserved for Employees Participating in Savings-Related Share Purchase Plan		For	For		Mgmt

This item requests shareholder approval to authorize the directors to issue the necessary shares to service the company’s savings-related share purchase plan. Currently, the company’s employees control 2.14 percent of issued capital in terms of the France Telecom share purchase plan. Approval of this authority could increase employee participation to approximately 13.34 percent. Because France Telecom has been limiting dilution under its stock purchase plan to a reasonable amount in light of exceptional capital increase limitations imposed by the French government, it is recommended that shareholders support this item

	4	Authorize Filing of Required Documents/Other Formalities		For	For		Mgmt

10/06/03 - B	France Telecom SA		F4113C103			None		37,058
Meeting for Holders of 2% Convertible Bonds
	1	Receive Directors’ Report		None	None		Mgmt

30

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

2

Approve Issue Authorities Submitted to Shareholder Vote at Oct. 6, 2003 EGM Regarding Acquisition of Stake in Orange and Capital Increase Reserved for Employees Participating in Savings-Related Share Purchase Plan

				For	None		Mgmt
	3	Authorize Filing of Required Documents/Other Formalities		For	None		Mgmt

04/09/04 - A/S	France Telecom SA		F4113C103			None		1,734
Ordinary Business
	1	Approve Financial Statements and Discharge Directors for Fiscal Year Ended Dec. 2003		For	For		Mgmt
	2	Accept Consolidated Financial Statements and Statutory Reports for Fiscal Year Ended Dec. 2003		For	For		Mgmt
	3	Approve Treatment of Losses and Dividends of EUR 0.25 per Share		For	For		Mgmt
	4	Approve Special Auditors’ Report Regarding Related-Party Transactions		For	For		Mgmt
	5	Authorize Repurchase of Up to Ten Percent of Issued Share Capital		For	For		Mgmt

The board is seeking shareholder approval to conduct a share buyback. In accordance with French commercial law, the company may buy back up to 10 percent of its shares outstanding, corresponding to 240 million France Telecom’s shares. This is a routine repurchase request.

Special Business
6

Fix Issue Price of Previous Authority to Issue Equity or Equity-Linked Securities without Preemptive Rights Submitted to Shareholder Vote at Feb. 25, 2003 EGM to Increase Capital by up to EUR 30 Billion

				For	For		Mgmt

Under Items 10 and 12 of the company’s Feb. 25, 2003 EGM, shareholders were asked to approve the issuance of equity or equity-linked securities without preemptive rights for an aggregate amount of EUR 30 billion ($37.67 billion). Given the company’s restructuring plan, this is a reasonable request.

	7	Amend Article 1, 2, and 7 to Reflect 2003 Legislative Changes, Postal Service and Telecommunication Code, and European Parliament Directives		For	For		Mgmt

In this item, shareholders are asked to amend Articles 1, 2, and 7 of the company bylaws to reflect several changes in legislation. Because the amendments proposed under this Item would enable the future privatization of the company, it is recommended that shareholders support this request.

31

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	8	Amend Articles to Reflect 2003 Legislative Changes; Remove French Government Obligation to Retain Majority Stake in Company and Amend Articles with Respect to Board Composition		For	For		Mgmt

This item seeks shareholder approval to amend Article 13 of the company’s bylaws, which treats the board composition. Because corporations that are majority-owned by governments are generally subject to different legal requirements than privately-owned companies and because these amendments are a positive step in preparation for the privatization of France Telecom, it is recommended that shareholders support this request.

	9	Amend Articles to Reflect Potential Change in Control with Respect to Powers of Chairman and Management		For	For		Mgmt
This item seeks shareholder approval to amend Articles, all of which are introduced in preparation of the future privatization of France Telecom. This request warrants shareholder support.
	10	Amend Articles of Association to Introduce Liquidation Provision		For	For		Mgmt

This item seeks shareholder approval to add an article to the company’s articles to include a liquidation provision. These amendments are related to future privatization and warrant shareholder support.

	11	Authorize Board to Issue Up to 30 Million Shares to Participants of Wanadoo Stock Option Plan in Connection with France Telecom Liquidity Agreement		For	For		Mgmt

The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans and other favorable terms of the plan. A vote in favor of this proposal is recommended.

	12	Approve Capital Increase Reserved for Employees Participating in Savings-Related Share Purchase Plan		For	For		Mgmt

The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans and other favorable terms of the plan. A vote in favor of this proposal is recommended.

32

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	13	Authorize Filing of Required Documents/Other Formalities		For	For		Mgmt

07/29/03 - S	Fraser and Neave, Limited		Y2642C114			None		151,100
Special Business
	1	Approve Fraser & Neave Pro Rata Capital Reduction		For	For		Mgmt

Items 1-2. The board seeks shareholder approval to cancel approximately 26.8 million shares, representing nearly 10 percent of the company’s capital, and to distribute SGD 8.57 ($4.76) to shareholders. This item also seeks to cancel all F&N shares held by Oversea-Chinese Banking Corp. Ltd. (OCBC) An aggregate amount of approximately SGD 229.6 million ($127.6 million) and SGD 88.1 million ($48.9 million) will be returned to shareholders. As these are legitimate financing requests, it is recommended that shareholders support this resolution.

	2	Approve Fraser & Neave Selective Capital Reduction		For	For		Mgmt

01/29/04 - A	Fraser and Neave, Limited		Y2642C122			None		135,990
	1	Adopt Financial Statements and Directors’ and Auditors’ Reports		For	For		Mgmt
	2	Declare Final Dividend of SGD 0.30 Per Share		For	For		Mgmt
	3a	Reelect Michael Fam as Director		For	For		Mgmt
	3b	Reelect Lee Ek Tieng as Director		For	For		Mgmt
	3c	Reelect Ho TianYee as Director		For	For		Mgmt
	3d	Reelect Lee Tih Shih as Director		For	For		Mgmt
	3e	Reelect Nicky Tan Ng Kuang as Director		For	For		Mgmt
	4	Approve Directors’ Fees of SGD 547,000 for the Year Ending Sept. 30, 2004		For	For		Mgmt
	5	Reappoint Auditors and Authorize Board to Fix Their Remuneration		For	For		Mgmt
	6	Approve Issuance of Shares without Preemptive Rights		For	For		Mgmt

The company seeks approval on a mandate authorizing the board to issue shares up to a maximum of 50 percent of issued share capital at the date of approval. Shares up to maximum of 20 percent of issued capital may be issued without preemptive rights. This is a routine financing request.

33

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	7	Approve Issuance of Shares and Grant of Options Pursuant to the Executives’ Share Option Scheme		For	For		Mgmt

The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans and other favorable terms of the plan. A vote in favor of this proposal is recommended.

	8	Approve Issuance of Shares and Grant of Options Pursuant to the Executives’ Share Option Scheme 1999		For	For		Mgmt

The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans and other favorable terms of the plan. A vote in favor of this proposal is recommended.

	9	Other Business (Voting)		For	Against		Mgmt
Details of other business items not disclosed.

06/24/04 - A	Fujisawa Pharmaceutical Co. Ltd.		J15162118			03/31/04		39,500
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 9, Final JY 13, Special JY 0		For	For		Mgmt
	2	Amend Articles to: Authorize Share Repurchases at Board’s Discretion		For	For		Mgmt

Because there is no danger that a share repurchase program would lead to a creeping takeover of the company, nor is the free float low enough to raise concerns about liquidity for remaining shareholders, there is no compelling reason to oppose this amendment to the company’s articles.

	3	Approve Merger Agreement with Yamanouchi Pharmaceutical Co.		For	For		Mgmt
	4.1	Appoint Internal Statutory Auditor		For	For		Mgmt
	4.2	Appoint Internal Statutory Auditor		For	Against		Mgmt

This nominee for independent auditor cannot be considered independent due to his extensive tenure with the company or affiliated companies. It is recommended that shareholders vote against this candidate, as he cannot be expected to be an independent monitor of the company’s activities.

	4.3	Appoint Internal Statutory Auditor		For	Against		Mgmt

This nominee for independent auditor cannot be considered independent due to his extensive tenure with the company or affiliated companies. It is recommended that shareholders vote against this candidate, as he cannot be expected to be an independent monitor of the company’s activities.

34

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	5	Approve Retirement Bonuses for Directors and Statutory Auditors		For	Against		Mgmt
As the payment of such bonuses to non-executives is a highly inappropriate practice anywhere, not just in Japan, there is no alternative but to recommend opposing the whole item.

05/17/04 - A	GlaxoSmithKline PLC (formerly Glaxo Wellcome Plc)		G3910J112			None		180,440
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Remuneration Report		For	For		Mgmt
	3	Elect Lawrence Culp as Director		For	For		Mgmt
	4	Elect Crispin Davis as Director		For	For		Mgmt
	5	Elect Sir Robert Wilson as Director		For	For		Mgmt
	6	Elect Tachi Yamada as Director		For	For		Mgmt
	7	Re-elect Sir Christopher Hogg as Director		For	For		Mgmt
	8	Re-appoint PricewaterhouseCoopers LLP as Auditors of the Company		For	For		Mgmt
	9	Authorise Board to Fix Remuneration of the Auditors		For	For		Mgmt
	10	Authorise EU Political Donations up to Aggregate Nominal Amount of GBP 100,000		For	For		Mgmt
	11	Authorise Issuance of Equity or Equity-Linked Securities without Pre-emptive Rights up to Aggregate Nominal Amount of GBP 74,330,954		For	For		Mgmt
	12	Authorise 594,647,632 Ordinary Shares for Market Purchase		For	For		Mgmt

10/13/03 - S	Grupo Dragados (frm. Dragados y Construcciones,)		E5700X104			None		20,219
	1	Approve Merger Balance Sheet Dated 4-30-03		For	Against		Mgmt

Under this resolution, Dragados asks shareholders to approve the merger balance sheet prepared by Deloitte & Touche as of Apr. 30, 2003. In accordance with recommendation against the merger proposed in Item 2, shareholders should not support for this resolution.

	2	Approve Acquisition by ACS, Actividades de Construccion y Servicios SA		For	Against		Mgmt

35

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

This item seeks shareholder approval for a resolution that will provide for the acquisition of Dragados by ACS, Actividades de Construccion y Servicios SA (ACS) in a deal valued at EUR 2 billion ($2.3 billion). Following the completion of the merger, Dragados will become a wholly owned subsidiary of ACS. ACS is the fourth-largest builder in Spain. ACS purchased Santander’s 23.5-percent stake in a private placement just shy of the 25-percent mandatory bid threshold. Takeover regulation in Spain dictates that if a company controls a number of board seats greater than the proportional stake in the company, it must then tender an offer for a partial takeover of at least ten percent. With respect to the treatment of Dragados minority shareholders in this transaction, ACS’s initial entry into the company in April 2002 was conducted in an off-market transaction in which ACS paid Santander EUR 22.22 ($25.98) per share, constituting a premium of 58 percent, of which minority shareholders were not given the opportunity to partake. Although the expected strategic benefits of the merger appear sound, this resolution reflects a conflict of interests by the board and constitutes the culmination of a creeping acquisition in which the acquirer has deprived minority shareholders of a share in the control premium for the company. Moreover, the current offer constitutes a rather low market premium (five percent) compared to the 58-percent premium paid to the controlling shareholder for the initial stake in the company. For these reasons, it is recommended that shareholders oppose this acquisition proposal.

	3	Authorize Board to Ratify and Execute Approved Resolutions		For	Against		Mgmt

This item would authorize the board to ratify and execute resolutions approved at this general meeting. Normally, the resolutions would be inscribed in the Mercantile Registry as well. In accordance with our opposition to all the resolutions proposed on the agenda, it is recommended that shareholders oppose this resolution as well.

04/27/04 - A	HBOS PLC		G4364D106			None		85,197
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Remuneration Report		For	For		Mgmt

36

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

This item requests that shareholders approve the company’s compensation policy, as set out in the company’s Remuneration Report. The Combined Code on Corporate Governance recommends that companies consider including this item on AGM agendas and is now required under U.K. law. Seeking annual shareholder approval for a company’s remuneration policy is a positive corporate governance provision. It allows shareholders to express their support or displeasure over how the company pays and provides incentive to its directors and executives in the most direct way possible. Shareholders displeased with a particular remunerative provision may now vote against this item, instead of (or in addition to) voting against a director or the company’s financial statements. It is recommended that shareholders support this item.

	3	Approve Final Dividend of 20.6 Pence Per Ordinary Share		For	For		Mgmt
	4	Elect Kate Nealon as Director		For	For		Mgmt
	5	Elect David Shearer as Director		For	For		Mgmt
	6	Re-elect James Crosby as Director		For	For		Mgmt
	7	Re-elect Phil Hodkinson as Director		For	For		Mgmt
	8	Re-elect Brian Ivory as Director		For	For		Mgmt
	9	Re-appoint KPMG Audit Plc Auditors and Authorise Board to Fix Remuneration of Auditors		For	For		Mgmt
	10	Authorise Issuance of Equity or Equity-Linked Securities without Pre-emptive Rights up to Aggregate Nominal Amount of GBP 48,147,509		For	For		Mgmt

This routine capital issuance request would allow the board to issue shares for cash without preemptive rights. The amount that could be used other than in the context of a rights issue, that is for cash, would be limited to five percent of the issued capital. This is a reasonable issuance request.

	11	Authorise 385,035,595 Ordinary Shares for Market Purchase		For	For		Mgmt

Approval of this item would authorize the board to repurchase up to ten percent of the company’s issued capital. The maximum price to be paid for any shares repurchased would be no more than five percent above the average price of the previous ten trading sessions. When timed correctly, repurchases are a legitimate use of corporate funds and can add to long-term shareholder returns.

12

Authorise EU Political Donations up to Aggregate Nominal Amount of GBP 25,000 and Authorise HBOS UK plc, a Subsidiary of the Company, to Make EU Political Donations up to Aggregate Nominal Amount of GBP 75,000

				For	For		Mgmt

37

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

This item would enable the Company to make donations to EU Political Organizations up for a period of up to fifteen months. The resolution is not contentious. Because the Company believes that this authority is necessary to ensure that the Company or its subsidiaries do not unintentionally breach the Political Parties, Elections and Referendums Act 2000, it is recommended that shareholders support this item.

	13	Amend Articles of Association Re: Preference Shares		For	For		Mgmt
The Company is proposing a series of changes to its articles of association in respect of its share capital. These are non-contententious modification that warrant shareholder support.

06/24/04 - A	Hitachi Ltd.		J20454112			03/31/04		184,999
	1	Amend Articles to: Authorize Share Repurchases at Board’s Discretion		For	For		Mgmt

Because there is no danger that a share repurchase program would lead to a creeping takeover of the company, nor is the free float low enough to raise concerns about liquidity for remaining shareholders, there is no compelling reason to oppose this amendment to the company’s articles.

	2	Elect Directors		For	For		Mgmt
	2.1	Elect Director		For
	2.2	Elect Director		For
	2.3	Elect Director		For
	2.4	Elect Director		For
	2.5	Elect Director		For
	2.6	Elect Director		For
	2.7	Elect Director		For
	2.8	Elect Director		For
	2.9	Elect Director		For
	2.10	Elect Director		For
	2.11	Elect Director		For
	2.12	Elect Director		For
	2.13	Elect Director		For
	2.14	Elect Director		For
	3	Approve Executive Stock Option Plan		For	For		Mgmt

The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans and other favorable terms of the plan. A vote in favor of this proposal is recommended.

38

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/28/04 - A	HSBC Holdings Plc		G4634U169			None		185,700
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2a	Re-elect Lord Butler as Director		For	For		Mgmt
	2b	Re-elect Baroness Lydia Dunn as Director		For	For		Mgmt
	2c	Elect Rona Fairhead as Director		For	For		Mgmt
	2d	Re-elect William Fung as Director		For	For		Mgmt
	2e	Elect Michael Geoghegan as Director		For	For		Mgmt
	2f	Re-elect Sharon Hintze as Director		For	For		Mgmt
	2g	Re-elect John Kemp-Welch as Director		For	For		Mgmt
	2h	Re-elect Sir Mark Moody-Stuart as Director		For	For		Mgmt
	2i	Re-elect Helmut Sohmen as Director		For	For		Mgmt
	3	Re-appoint KPMG Audit Plc as Auditors and Authorise Board to Fix Remuneration of Auditors		For	For		Mgmt
	4	Approve Remuneration Report		For	For		Mgmt

This item requests that shareholders approve the company’s compensation policy, as set out in the company’s Remuneration Report. The Combined Code on Corporate Governance recommends that companies consider including this item on AGM agendas and is now required under U.K. law. Seeking annual shareholder approval for a company’s remuneration policy is a positive corporate governance provision. It allows shareholders to express their support or displeasure over how the company pays and provides incentive to its directors and executives in the most direct way possible. Shareholders displeased with a particular remunerative provision may now vote against this item, instead of (or in addition to) voting against a director or the company’s financial statements. It is recommended that shareholders support this item.

	5	Authorise 1,099,900,000 Ordinary Shares for Market Purchase		For	For		Mgmt

Approval of this item would authorize the board to repurchase up to ten percent of the company’s issued capital. The maximum price to be paid for any shares repurchased would be no more than five percent above the average price of the previous ten trading sessions. When timed correctly, repurchases are a legitimate use of corporate funds and can add to long-term shareholder returns.

6

Auth. Issuance of Non-Cumulative Pref. Shares with Pre-emptive Rights up to Aggregate Nominal Amount of GBP 100,000, USD 100,000 and EUR 100,000; and Auth. Issuance of Ord. Shares with Pre-emptive Rights up to Aggregate Nominal Amount of USD 1,099,900,000

				For	For		Mgmt

39

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

This routine capital issuance request would allow the board to issue shares for cash with preemptive rights. The amount of authorized but unissued capital that could be used represents about 33 percent of the currently issued capital. This issuance authority, routinely sought in the United Kingdom, could be used by the company for one year. This is a reasonable issuance request.

	7	Authorise Issuance of Equity or Equity-Linked Securities without Pre-emptive Rights up to Aggregate Nominal Amount of USD 274,975,000		For	For		Mgmt

This routine capital issuance request would allow the board to issue shares for cash without preemptive rights. The amount that could be used other than in the context of a rights issue, that is for cash, would be limited to five percent of the issued capital. This is a reasonable issuance request.

	8	Approve Increase in Remuneration of Non-Executive Directors from GBP 35,000 to GBP 55,000 Per Annum		For	For		Mgmt

06/24/04 - A	Japan Tobacco Inc		J27869106			03/31/04		161
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 5000, Final JY 5000, Special JY 0		For	For		Mgmt
	2	Amend Articles to: Authorize Share Repurchases at Board’s Discretion		For	For		Mgmt

Because there is no danger that a share repurchase program would lead to a creeping takeover of the company, nor is the free float low enough to raise concerns about liquidity for remaining shareholders, there is no compelling reason to oppose this amendment to the company’s articles.

	3	Elect Directors		For	For		Mgmt
	4	Appoint Internal Statutory Auditor		For	For		Mgmt
	5	Approve Retirement Bonuses for Directors and Statutory Auditor		For	For		Mgmt

06/29/04 - A	KAWASAKI KISEN KAISHA LTD		J31588114			03/31/04		10,000
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 5, Final JY 5, Special JY 0		For	For		Mgmt

40

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	2	Amend Articles to: Authorize Share Repurchases at Board’s Discretion		For	For		Mgmt

Because there is no danger that a share repurchase program would lead to a creeping takeover of the company, nor is the free float low enough to raise concerns about liquidity for remaining shareholders, there is no compelling reason to oppose this amendment to the company’s articles.

	3	Approve Executive Stock Option Plan		For	For		Mgmt

The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans and other favorable terms of the plan. A vote in favor of this proposal is recommended.

	4	Elect Directors		For	For		Mgmt
	4.1	Elect Director		For
	4.2	Elect Director		For
	4.3	Elect Director		For
	4.4	Elect Director		For
	4.5	Elect Director		For
	4.6	Elect Director		For
	4.7	Elect Director		For
	4.8	Elect Director		For
	4.9	Elect Director		For
	4.10	Elect Director		For
	4.11	Elect Director		For
	5.1	Appoint Internal Statutory Auditor		For	Against		Mgmt

Given the realities of Japanese business and the strong loyalties to companies held by those with long-standing ties to those companies and their affiliates, the nominee for independent auditor (Candidate 1) - a longtime executive director at one of the company’s main banks — cannot be expected to fulfill the role of independent monitor of the company’s activities on behalf of all shareholders. The candidate continues to hold an executive position at the bank’s holding company.

	5.2	Appoint Internal Statutory Auditor		For	For		Mgmt
	6	Approve Retirement Bonuses for Statutory Auditors		For	Against		Mgmt

One of the retiring auditors has been designated by the company as an independent internal auditor. As the payment of such bonuses to non-executives is a highly inappropriate practice anywhere, not just in Japan, there is no alternative but to recommend opposing this item.

41

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/29/04 - A	KBC Bank and Insurance Holding Company		B53789101			None		16,696
Annual Meeting Agenda
	1	Receive Directors’ Report		None	None		Mgmt
	2	Receive Auditors’ Report		None	None		Mgmt
	3	Approve Financial Statements and Allocation of Income and Gross Dividend of EUR 1.64 per Share		For	For		Mgmt
	4	Approve Discharge of Directors		For	For		Mgmt
	5	Approve Discharge of Auditors		For	For		Mgmt
	6	Elect Directors		For	For		Mgmt
	6.3	Confirm Jozef Cornu and Herwig Langohr as Independent Directors		For	For		Mgmt
	6.4	Reappoint Ernst & Young as Auditors and Fix Their Remuneration		For	For		Mgmt
	7	Authorize Repurchase of Up to Ten Percent of Issued Share Capital		For	For		Mgmt

This item proposes renewing an 18-month authority allowing the company to repurchase its shares. Under Belgian company law, the nominal value of the shares that may be repurchased cannot exceed 10 percent of the issued capital and cannot bring the level of shares held by the company over 10 percent. This resolution would allow the company to buy back up to 10 percent of its issued capital.

	8	Transact Other Business		None	None		Mgmt

04/29/04 - S	KBC Bank and Insurance Holding Company		B53789101			None		16,696
Special Meeting Agenda
	1	Receive Directors’ Special Report Regarding Plans to Increase Share Capital within the Framework of Authorized Capital		None	None		Mgmt
	2	Renew Authorization to Increase Share Capital within the Framework of Authorized Capital up to EUR 200 Million for Period of Five Years		For	Against		Mgmt
The amount of the authorization represents a potential increase of approximately 30 percent over the level of the currently issued capital, which is excessive for issuances without preemptive rights.
	3	Amend Articles Re: Delete Transitional Provision Concerning Bond Loan		For	For		Mgmt

This resolution would update KBC Bank and Insurance Holding Co.’s articles of association to delete in Article 7 (Transitional Provision) the first three paragraphs that concern the issue of the subordinate, mandatory convertible 1993/96-2003 bond loan, imputed to the authorizations concerning the amounts by which capital may be increased of June 25, 1992, and Nov. 24, 1994, respectively. This type of amendment is routine.

42

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	4	Authorize Board to Repurchase Shares in the Event of a Public Tender Offer or Share Exchange Offer		For	Against		Mgmt

Shareholders are being asked to renew a three-year authority to buy or sell company shares in the case of “grave and imminent danger” to the company — which usually refers to a public tender offer or share exchange offer, but may also refer to dangerous instability in the trading price. As this item is most likely to be used as an antitakeover device, it is recommended that shareholders vote against this item.

	5	Amend Articles Re: Independent Directors		For	For		Mgmt
Items 5-7. The changes being proposed are chiefly routine and deal chiefly with legal formalities. There is no reason to oppose this resolution.
	6	Amend Articles Re: Board’s Executive Committee		For	For		Mgmt
	7	Amend Articles Re: Allocation of Profit		For	For		Mgmt
8

Renew Authorization to Increase Share Capital Through Issuance of Warrants/Convertible Bonds with or without Preemptive Rights within the Framework of Authorized Capital up to EUR 200 Million for Period of Five Years

				For	Against		Mgmt

This item would renew the company’s ability to issue convertible bonds or bonds exchangeable for shares not in excess of the company’s remaining share capital as authorized by the resolution in Item 2 above and to limit the preferential rights of shareholders in case of the issue of convertible bonds or bonds exchangeable for shares. The amount of the authorization represents a potential increase of approximately 30 percent over the currently issued capital, which is excessive for an issuance without preemptive rights.

	9	Authorize Implementation of Approved Resolutions and Filing of Required Documents/Formalities at Trade Registry		For	For		Mgmt

43

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/24/04 - A	KDDI Corporation (frm. DDI Corp.)		J31843105			03/31/04		225
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 1200, Final JY 2400, Special JY 0		For	For		Mgmt
	2	Amend Articles to: Abolish Retirement Bonus System - Authorize Share Repurchases at Board’s Discretion		For	Against		Mgmt
Because allowing the company to repurchase shares solely at the board’s discretion is not in shareholders’ interest, it is recommended that shareholders oppose the whole resolution.
	3	Approve Executive Stock Option Plan		For	For		Mgmt
	4	Amend Stock Option Plans Approved at 2002 and 2003 AGMs		For	For		Mgmt
	5.1	Appoint Internal Statutory Auditor		For	For		Mgmt
	5.2	Appoint Internal Statutory Auditor		For	For		Mgmt
	5.3	Appoint Internal Statutory Auditor		For	Against		Mgmt

This nominee for independent auditor cannot be considered independent due to his extensive tenure with the company or affiliated companies. It is recommended that shareholders vote against this candidate, as he cannot be expected to be an independent monitor of the company’s activities.

	5.4	Appoint Internal Statutory Auditor		For	Against		Mgmt

This nominee for independent auditor cannot be considered independent due to his extensive tenure with the company or affiliated companies. It is recommended that shareholders vote against this candidate, as he cannot be expected to be an independent monitor of the company’s activities.

	6	Approve Retirement Bonuses for Statutory Auditors		For	For		Mgmt
	7	Approve Special Payments to Directors and Statutory Auditor in Connection with the Abolition of Retirement Bonus System		For	For		Mgmt

06/29/04 - A	Kissei Pharmaceutical Co. Ltd.		J33652108			03/31/04		3,000
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 7, Final JY 10, Special JY 0		For	For		Mgmt
	2	Amend Articles to: Authorize Share Repurchases at Board’s Discretion		For	For		Mgmt

Because there is no danger that a share repurchase program would lead to a creeping takeover of the company, nor is the free float low enough to raise concerns about liquidity for remaining shareholders, there is no compelling reason to oppose this amendment to the company’s articles.

44

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	3	Elect Directors		For	For		Mgmt
	3.1	Elect Director		For
	3.2	Elect Director		For
	3.3	Elect Director		For
	3.4	Elect Director		For
	3.5	Elect Director		For
	3.6	Elect Director		For
	3.7	Elect Director		For
	3.8	Elect Director		For
	3.9	Elect Director		For
	3.10	Elect Director		For
	3.11	Elect Director		For
	3.12	Elect Director		For
	3.13	Elect Director		For
	4.1	Appoint Internal Statutory Auditor		For	For		Mgmt
	4.2	Appoint Internal Statutory Auditor		For	For		Mgmt
	5	Approve Retirement Bonuses for Directors and Statutory Auditors		For	Against		Mgmt

The two retiring auditors have been designated by the company as independent. As the payment of such bonuses to non-executives is a highly inappropriate practice anywhere, not just in Japan, there is no alternative but to recommend opposing the whole item.

06/25/04 - A	Kuraray Co. Ltd.		J37006137			03/31/04		8,996
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 4.5, Final JY 5.5, Special JY 0		For	For		Mgmt
	2	Amend Articles to: Authorize Share Repurchases at Board’s Discretion		For	Against		Mgmt
	3	Elect Directors		For	For		Mgmt
	4.1	Appoint Internal Statutory Auditor		For	For		Mgmt
	4.2	Appoint Internal Statutory Auditor		For	Against		Mgmt
	5	Approve Retirement Bonuses for Directors		For	For		Mgmt

09/22/03 - S	Li & Fung		G5485F144			None		780,000
	1	Approve Acquisition of Remaining Interest in International Sourcing Group LLC. for a Total Consideration of $5.2 Million to be Satisfied by the Issuance of 3.8 Million New Shares of HK$0.025 Each		For	For		Mgmt

45

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

This item seeks shareholder approval for the acquisition of the remaining one-third equity interest in International Sourcing Group, LLC (ISG) by Colby Group Holdings Ltd., a wholly owned subsidiary of Li & Fung Ltd. (the company), from Allan Chartash (Mr. Chartash). The proposed acquisition was deemed as fair following an examination by Watterson Asia Ltd., an independent financial evaluator. The deal appears to be fair to shareholders in that overall dilution is low and the resulting full ownership of ISG is expected to strengthen the company’s new Levi Strauss Signature business. This is a reasonable request and a vote in favor of the proposal is recommended.

07/09/03 - A	Man Group Plc (formerly ED & F Man Group PLC)		G5790V107			None		38,398
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Remuneration Report		For	For		Mgmt

This item requests that shareholders approve the company’s compensation policy, as set out in the company’s Remuneration Report. The Combined Code on Corporate Governance recommends that companies consider including this item on AGM agendas and is now required under U.K. law. Seeking annual shareholder approval for a company’s remuneration policy is a positive corporate governance provision. It allows shareholders to express their support or displeasure over how the company pays and provides incentive to its directors and executives in the most direct way possible. Shareholders displeased with a particular remunerative provision may now vote against this item, instead of (or in addition to) voting against a director or the company’s financial statements. It is recommended that shareholders support this item.

	3	Approve Final Dividend of 14.1 Pence Per Share		For	For		Mgmt
	4	Reelect Peter Clarke as Director		For	For		Mgmt
	5	Reelect Kevin Davis as Director		For	For		Mgmt
	6	Ratify PricewaterhouseCoopers LLP as Auditors		For	For		Mgmt
	7	Authorize Board to Fix Remuneration of Auditors		For	For		Mgmt
	8	Authorize Issuance of Equity or Equity-Linked Securities with Preemptive Rights up to Aggregate Nominal Amount of GBP 10,223,379		For	For		Mgmt

46

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

This routine capital issuance request would allow the board to issue shares for cash with preemptive rights. The amount of authorized but unissued capital that could be used represents about 33 percent of the currently issued capital. This issuance authority, routinely sought in the United Kingdom, could be used by the company for one year. This is a reasonable issuance request.

	9	Authorize Issuance of Equity or Equity-Linked Securities without Preemptive Rights up to Aggregate Nominal Amount of GBP 1,533,506		For	For		Mgmt

This routine capital issuance request would allow the board to issue shares for cash without preemptive rights. The amount that could be used other than in the context of a rights issue, that is for cash, would be limited to five percent of the issued capital. This is a reasonable issuance request.

	10	Authorize 30,670,138 Ordinary Shares for Share Repurchase Program		For	For		Mgmt

Approval of this item would authorize the board to repurchase up to ten percent of the company’s issued capital. The maximum price to be paid for any shares repurchased would be no more than five percent above the average price of the previous ten trading sessions. When timed correctly, repurchases are a legitimate use of corporate funds and can add to long-term shareholder returns.

07/16/03 - A	Marks & Spencer Group PLC (formerly Marks & Spencer Plc)		G5824M107			None		174,157
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Remuneration Report		For	For		Mgmt

This item requests that shareholders approve the company’s compensation policy, as set out in the company’s Remuneration Report. The Combined Code on Corporate Governance recommends that companies consider including this item on AGM agendas and is now required under U.K. law. Seeking annual shareholder approval for a company’s remuneration policy is a positive corporate governance provision. It allows shareholders to express their support or displeasure over how the company pays and provides incentive to its directors and executives in the most direct way possible. Shareholders displeased with a particular remunerative provision may now vote against this item, instead of (or in addition to) voting against a director or the company’s financial statements. It is recommended that shareholders support this item.

47

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	3	Approve Final Dividend of 6.5 Pence Per Share		For	For		Mgmt
	4	Elect Justin King as Director		For	For		Mgmt
	5	Elect Vittorio Radice as Director		For	For		Mgmt
	6	Reelect Roger Holmes as Director		For	For		Mgmt
	7	Reelect Jack Keenan as Director		For	For		Mgmt
	8	Reelect Laurel Power-Freeling as Director		For	For		Mgmt
	9	Approve PricewaterhouseCoopers LLP as Auditors and Authorize Board to Fix Their Remuneration		For	For		Mgmt
	10	Authorize Issuance of Equity or Equity-Linked Securities with Preemptive Rights up to Aggregate Nominal Amount of GBP 189,208,626		For	For		Mgmt

This routine capital issuance request would allow the board to issue shares for cash with preemptive rights. The amount of authorized but unissued capital that could be used represents about 33 percent of the currently issued capital. This issuance authority, routinely sought in the United Kingdom, could be used by the company for one year. This is a reasonable issuance request.

	11	Authorize Issuance of Equity or Equity-Linked Securities without Preemptive Rights up to Aggregate Nominal Amount of GBP 28,381,293		For	For		Mgmt

This routine capital issuance request would allow the board to issue shares for cash without preemptive rights. The amount that could be used other than in the context of a rights issue, that is for cash, would be limited to five percent of the issued capital. This is a reasonable issuance request.

	12	Authorize 227 Million Ordinary Shares for Share Repurchase Program		For	For		Mgmt

Approval of this item would authorize the board to repurchase up to ten percent of the company’s issued capital. The maximum price to be paid for any shares repurchased would be no more than five percent above the average price of the previous ten trading sessions. When timed correctly, repurchases are a legitimate use of corporate funds and can add to long-term shareholder returns.

48

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/29/04 - A	Matsushita Electric Industrial Co. Ltd.		J41121104			03/31/04		3,811
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 6.25, Final JY 6.25, Special JY 1.5		For	For		Mgmt
	2	Amend Articles to: Amend Business Lines - Authorize Share Repurchases at Board’s Discretion		For	For		Mgmt

Because there is no danger that a share repurchase program would lead to a creeping takeover of the company, nor is the free float low enough to raise concerns about liquidity for remaining shareholders, there is no compelling reason to oppose this amendment to the company’s articles.

	3	Elect Directors		For	For		Mgmt
	3.1	Elect Director		For
	3.2	Elect Director		For
	3.3	Elect Director		For
	3.4	Elect Director		For
	3.5	Elect Director		For
	3.6	Elect Director		For
	3.7	Elect Director		For
	3.8	Elect Director		For
	3.9	Elect Director		For
	3.10	Elect Director		For
	3.11	Elect Director		For
	3.12	Elect Director		For
	3.13	Elect Director		For
	3.14	Elect Director		For
	3.15	Elect Director		For
	3.16	Elect Director		For
	3.17	Elect Director		For
	3.18	Elect Director		For
	3.19	Elect Director		For
	4.1	Appoint Internal Statutory Auditor		For	For		Mgmt
	4.2	Appoint Internal Statutory Auditor		For	For		Mgmt
	5	Approve Retirement Bonuses for Directors		For	For		Mgmt
	6	Approve Retirement Bonuses for Statutory Auditors		For	Against		Mgmt
As the payment of such bonuses to non-executives is a highly inappropriate practice anywhere, not just in Japan, there is no alternative but to recommend opposing the whole item.

49

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/24/04 - A	Mitsubishi Corp.		J43830116			03/31/04		280,000
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 4, Final JY 6, Special JY 2		For	For		Mgmt
	2	Amend Articles to: Reduce Directors’ Term in Office - Authorize Share Repurchases at Board’s Discretion		For	For		Mgmt

Because there is no danger that a share repurchase program would lead to a creeping takeover of the company, nor is the free float low enough to raise concerns about liquidity for remaining shareholders, there is no compelling reason to oppose this amendment to the company’s articles.

	3	Elect Directors		For	For		Mgmt
	3.1	Elect Director		For
	3.2	Elect Director		For
	3.3	Elect Director		For
	3.4	Elect Director		For
	3.5	Elect Director		For
	3.6	Elect Director		For
	3.7	Elect Director		For
	4.1	Appoint Internal Statutory Auditor		For	For		Mgmt
	4.2	Appoint Internal Statutory Auditor		For	Against		Mgmt

This nominee for independent auditor cannot be considered independent due to his extensive tenure with the company or affiliated companies. It is recommended that shareholders vote against this candidate, as he cannot be expected to be an independent monitor of the company’s activities.

	4.3	Appoint Internal Statutory Auditor		For	Against		Mgmt

This nominee for independent auditor cannot be considered independent due to his extensive tenure with the company or affiliated companies. It is recommended that shareholders vote against this candidate, as he cannot be expected to be an independent monitor of the company’s activities.

	4.4	Appoint Internal Statutory Auditor		For	For		Mgmt
	5	Approve Executive Stock Option Plan		For	For		Mgmt

The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans and other favorable terms of the plan. A vote in favor of this proposal is recommended.

	6	Approve Retirement Bonuses for Directors and Statutory Auditors		For	Against		Mgmt
As the payment of such bonuses to non-executives is a highly inappropriate practice anywhere, not just in Japan, there is no alternative but to recommend opposing the whole item.

50

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/29/04 - A	Mitsubishi Electric Corp.		J43873116			03/31/04		91,000
	1	Amend Articles to: Authorize Share Repurchases at Board’s Discretion		For	For		Mgmt

Because there is no danger that a share repurchase program would lead to a creeping takeover of the company, nor is the free float low enough to raise concerns about liquidity for remaining shareholders, there is no compelling reason to oppose this amendment to the company’s articles.

	2	Elect Directors		For	Split		Mgmt
	2.1	Elect Director		For
	2.2	Elect Director		For
	2.3	Elect Director		For
	2.4	Elect Director		For
	2.5	Elect Director		For
	2.6	Elect Director		For
	2.7	Elect Director		For
	2.8	Elect Director		Against

For director nominees in items 2.8-2.12, it is recommended that shareholders oppose Candidates 8 and 10, whose interest as a director could conflict with those of other members of the Mitsubishi group.

	2.9	Elect Director		For
	2.10	Elect Director		Against
	2.11	Elect Director		For
	2.12	Elect Director		For

06/29/04 - A	Mitsubishi Gas Chemical Co. Inc.		J43959113			03/31/04		325,000
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 0, Final JY 4, Special JY 0		For	For		Mgmt
	2	Amend Articles to: Authorize Share Repurchases at Board’s Discretion		For	For		Mgmt
	3	Elect Directors		For	For		Mgmt
	4	Appoint Internal Statutory Auditor		For	For		Mgmt
	5	Approve Retirement Bonuses for Directors		For	For		Mgmt

51

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/29/04 - A	Mitsubishi Tokyo Financial Group Inc		J44497105			03/31/04		127
	1	Approve Allocation of Income, Including the Following Dividends on Ordinary Shares: Interim JY 0, Final JY 6000, Special JY 0		For	For		Mgmt
	2	Amend Articles to: Authorize Share Repurchases at Board’s Discretion		For	For		Mgmt
	3	Elect Directors		For	For		Mgmt
	4	Appoint Internal Statutory Auditor		For	For		Mgmt
	5	Approve Retirement Bonuses for Directors and Statutory Auditor		For	Against		Mgmt

06/29/04 - A	Mitsui Sumitomo Insurance Co. Ltd		J45174109			03/31/04		76,000
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 0, Final JY 8.5, Special JY 0		For	For		Mgmt
	2	Amend Articles to: Authorize Share Repurchases at Board’s Discretion		For	Against		Mgmt
	3	Elect Directors		For	For		Mgmt
	4.1	Appoint Internal Statutory Auditor		For	For		Mgmt
	4.2	Appoint Internal Statutory Auditor		For	For		Mgmt
	4.3	Appoint Internal Statutory Auditor		For	For		Mgmt
	5	Approve Retirement Bonuses for Directors and Statutory Auditors		For	Against		Mgmt

04/22/04 - A	Nestle Sa		H57312466			None		9,009
	1a	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	1b	Accept Consolidated Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Discharge of Board and Senior Management		For	For		Mgmt
	3	Approve Allocation of Income and Dividends of CHF 7.20 per Share		For	For		Mgmt
	4a	Elect Edward George as Directors		For	For		Mgmt
	4b	Elect Kaspar Villiger as Directors		For	For		Mgmt
	4c	Elect Rolf Haenggi as Directors		For	For		Mgmt
	4d	Elect Daniel Borel as Directors		For	For		Mgmt
	4e	Elect Carolina Mueller as Directors		For	For		Mgmt

01/29/04 - S	NEXT PLC		G6500M106			None		52,230
	1	Amend Articles of Association Re: Borrowing Powers		For	For		Mgmt

The Company is seeking shareholder approval to amend its articles of association in order to increase its borrowing powers. At present, article 88(1) restricts the Company’s borrowings to an amount equal to two times adjusted capital and reserves. Because the company is seeking flexibility to continue purchasing its own shares, it is recommended that shareholders support this item.

52

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/13/04 - A	NEXT PLC		G6500M106			None		52,230
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Remuneration Report		For	For		Mgmt

This item requests that shareholders approve the company’s compensation policy, as set out in the company’s Remuneration Report. The Combined Code on Corporate Governance recommends that companies consider including this item on AGM agendas and is now required under U.K. law. Seeking annual shareholder approval for a company’s remuneration policy is a positive corporate governance provision. It allows shareholders to express their support or displeasure over how the company pays and provides incentive to its directors and executives in the most direct way possible. Shareholders displeased with a particular remunerative provision may now vote against this item, instead of (or in addition to) voting against a director or the company’s financial statements. It is recommended that shareholders support this item.

	3	Approve Final Dividend of 24 Pence Ordinary Share		For	For		Mgmt
	4	Elect Nick Brookes as Director		For	For		Mgmt
	5	Re-elect David Keens as Director		For	For		Mgmt
	6	Re-appoint Ernst and Young LLP as Auditors and Authorise Board to Fix Remuneration of Auditors		For	For		Mgmt
	7	Authorise Directors to Alter the Rules of the Company’s Employee Share Option Schemes to Permit Options Granted Over Treasury Shares		For	For		Mgmt

This routine capital issuance request would allow the board to issue shares for cash with preemptive rights. The amount of authorized but unissued capital that could be used represents about 33 percent of the currently issued capital. This issuance authority, routinely sought in the United Kingdom, could be used by the company for one year. This is a reasonable issuance request.

	8	Authorise Issuance of Equity or Equity-Linked Securities and the Sale of Treasury Shares without Pre-emptive Rights up to Aggregate Nominal Amount of GBP 1,300,000		For	For		Mgmt

53

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

This routine capital issuance request would allow the board to issue shares for cash without preemptive rights. The amount that could be used other than in the context of a rights issue, that is for cash, would be limited to five percent of the issued capital. This is a reasonable issuance request.

	9	Authorise 39 Million Ordinary Shares for Market Purchase		For	For		Mgmt

Approval of this item would authorize the board to repurchase up to ten percent of the company’s issued capital. The maximum price to be paid for any shares repurchased would be no more than five percent above the average price of the previous ten trading sessions. When timed correctly, repurchases are a legitimate use of corporate funds and can add to long-term shareholder returns.

06/25/04 - A	Nippon Steel Corp.		J55999122			03/31/04		494,000
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 0, Final JY 1.5, Special JY 0		For	For		Mgmt
	2	Amend Articles to: Authorize Share Repurchases at Board’s Discretion		For	For		Mgmt

Because there is no danger that a share repurchase program would lead to a creeping takeover of the company, nor is the free float low enough to raise concerns about liquidity for remaining shareholders, there is no compelling reason to oppose this amendment to the company’s articles.

	3.1	Appoint Internal Statutory Auditor		For	For		Mgmt
	3.2	Appoint Internal Statutory Auditor		For	For		Mgmt
	4	Approve Retirement Bonuses for Statutory Auditors		For	For		Mgmt

06/29/04 - A	Nippon Telegraph & Telephone Corp.		J59396101			03/31/04		197
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 2500, Final JY 2500, Special JY 0		For	For		Mgmt
	2	Authorize Share Repurchase Program		For	For		Mgmt

The board is seeking the authority to repurchase up to 1 million shares, for a maximum of JY 600 billion ($5.46 billion at current exchange rates). This represents approximately 6.4 percent of currently issued capital. This authority is good until next year’s AGM and may be used at the board’s discretion. The limits on the plan are within guidelines, and this is a routine request. Support for this item is recommended.

54

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	3	Amend Articles to: Decrease Authorized Capital from 62.212 Million to 61.93 Million Shares to Reflect Share Repurchase		For	For		Mgmt

Because there is no danger that a share repurchase program would lead to a creeping takeover of the company, nor is the free float low enough to raise concerns about liquidity for remaining shareholders, there is no compelling reason to oppose this amendment to the company’s articles.

	4	Elect Directors		For	For		Mgmt
	5	Appoint Internal Statutory Auditor		For	For		Mgmt
	6	Approve Retirement Bonuses for Directors and Statutory Auditor		For	For		Mgmt

04/27/04 - A	Northern Rock PLC		G6640T102			None		88,003
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Final Dividend of 15.8 Pence Per Ordinary Share		For	For		Mgmt
	3	Re-elect Adam Applegarth as Director		For	For		Mgmt
	4	Re-elect Nichola Pease as Director		For	For		Mgmt
	5	Elect Adam Fenwick as Director		For	For		Mgmt
	6	Reappoint PricewaterhouseCoopers LLP as Auditors of the Company		For	For		Mgmt
	7	Authorise Board to Fix Remuneration of the Auditors		For	For		Mgmt
	8	Approve Remuneration Report		For	For		Mgmt

This item requests that shareholders approve the company’s compensation policy, as set out in the company’s Remuneration Report. The Combined Code on Corporate Governance recommends that companies consider including this item on AGM agendas and is now required under U.K. law. Seeking annual shareholder approval for a company’s remuneration policy is a positive corporate governance provision. It allows shareholders to express their support or displeasure over how the company pays and provides incentive to its directors and executives in the most direct way possible. Shareholders displeased with a particular remunerative provision may now vote against this item, instead of (or in addition to) voting against a director or the company’s financial statements. It is recommended that shareholders support this item.

55

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	9	Authorise 42,122,600 Ordinary Shares for Market Purchase		For	For		Mgmt

Approval of this item would authorize the board to repurchase up to ten percent of the company’s issued capital. The maximum price to be paid for any shares repurchased would be no more than five percent above the average price of the previous ten trading sessions. When timed correctly, repurchases are a legitimate use of corporate funds and can add to long-term shareholder returns.

	10	Approve the Contingent Share Purchase Contract between the Company and the Northern Rock Foundation		For	For		Mgmt

This resolution authorises and approves the execution of the contingent share purchase contract proposed to be entered into between the Company and the Northern Rock Foundation. There is no reason to oppose this request.

02/24/04 - A	Novartis AG		H5820Q150			02/04/04		69,676
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Discharge of the Board and Senior Management		For	For		Mgmt
	3	Approve Allocation of Income and Dividends of CHF 1.00 per Share		For	For		Mgmt
	4	Approve Transfer of CHF 360.9 Million from General Reserves to Free Reserves		For	For		Mgmt

This item is to approve the transfer of CHF 360.9 million ($291.6 million) from the general reserves to Novartis’s free reserves. Accounting transfers such as this are rare in Switzerland, however ,Swiss company’s are required by law to maintain a certain reserve allocation. Since this proposal follows Swiss regulations and the transferred funds may not be used without shareholder approval, shareholders should support this proposal.

	5	Approve CHF 12.1 Million Reduction in Share Capital via Share Cancellation		For	For		Mgmt

This item would enable Novartis to cancel shares repurchased in connection with an earlier buyback authorization and reduce its capital by a corresponding amount. By Swiss law, the amount of capital that may be cancelled is limited to ten percent. In keeping with our support for the share repurchase program, it is recommended that shareholders vote for this item as well.

56

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	6	Authorize Repurchase of up to Ten Percent of Issued Share Capital		For	For		Mgmt

This item would extend for one year the board’s authority to repurchase company shares. This authority is limited to 10 percent of the outstanding share capital of the company on the date the resolution is passed. When timed correctly, corporate stock repurchases are a legitimate use of corporate funds and can add to long-term shareholder returns.

	7	Amend Articles Re: Reduce Board Terms from Four to Three Years		For	For		Mgmt

Item 7 requests shareholder approval of amendments to the company’s articles of association with regard to reducing the directors’ board terms. The company proposes to reduce these terms from four years to three years. Although the proposed three-year term is not ideal, the amendment still represents a relative improvement compared to the current four-year term.

	8.1	Approve Resignation of Walter Frehner and Heini Lippuner		For	For		Mgmt
	8	Elect Directors		For	For		Mgmt
	9	Ratify PricewaterhouseCoopers AG as Auditors		For	For		Mgmt

06/29/04 - A	Oji Paper Co., Ltd.		J6031N109			03/31/04		10,000
Management Proposals
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 4, Final JY 6, Special JY 0		For	Against		Mgmt

The company’s proposed dividend works out to a parent-only payout ratio of 59 percent, which is not at all low by Japanese standards. The dividend was increased by 25 percent from last year’s total of JY 8 per share. Ordinarily, we would have no reason to oppose this resolution. However, a shareholder proposal (Item 6) is calling for an alternate income allocation, with a final dividend of JY 11. Together with the interim dividend paid in December, this would mean a total dividend of JY 15 for the year, and a parent-only payout ratio of 88 percent. Based on consolidated EPS, the company’s proposed payout ratio would be 33 percent, while the shareholders’ would be 50 percent. Given the presence of a legitimate shareholder proposal in item 6, support for this item is not recommended.

	2	Amend Articles to: Authorize Share Repurchases at Board’s Discretion		For	For		Mgmt

57

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

Because there is no danger that a share repurchase program would lead to a creeping takeover of the company, nor is the free float low enough to raise concerns about liquidity for remaining shareholders, there is no compelling reason to oppose this amendment to the company’s articles.

	3	Elect Directors		For	For		Mgmt
	4.1	Appoint Internal Statutory Auditor		For	For		Mgmt
	4.2	Appoint Internal Statutory Auditor		For	For		Mgmt
	5	Approve Retirement Bonus for Director		For	For		Mgmt
Shareholder Proposals
	6	Approve Amendment to Income Allocation Plan, with Final Dividend of JY 11 Per Share		Against	For		ShrHoldr

The proposed increase in the dividend would cost Oji Paper an additional JY 5.32 billion, or 3.7 percent of the amount in the company’s general reserve account. (Oji has other reserve accounts as well.) Because the company can easily afford the higher dividend, and that boosting the payout would make the shares more attractive (particularly if the higher dividend were maintained going forward), it is recommended that shareholders oppose management’s income allocation proposal, and support this shareholder proposal.

	7	Approve Amendment to Income Allocation Plan, to Eliminate Director Bonuses		Against	Against		ShrHoldr
	8	Remove Director From Board		Against	Against		ShrHoldr

05/18/04 - A	OMV AG		A51460110			None		811
	1	Receive Financial Statements and Statutory Reports		None	None		Mgmt
	2	Approve Allocation of Income		For	For		Mgmt
	3	Approve Discharge of Management and Supervisory Boards		For	For		Mgmt
	4	Approve Remuneration of Directors		For	For		Mgmt
	5	Ratify Auditors		For	For		Mgmt
	6	Authorize Repurchase of Issued Share Capital for Issuance to Management Board Members and Key Employees		For	For		Mgmt

The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans and other favorable terms of the plan. A vote in favor of this proposal is recommended.

	7	Approve Restructuring Plan		For	For		Mgmt

58

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

Under Item 7, the board proposes the restructuring of OMV AG into a management holding company. The transaction represents an organizational measure and no assets will be sold outside the group.
8

Approve Issuance of Convertible Bonds and/or Bonds with Warrants Attached up to Aggregate Nominal Amount of EUR 600 Million without Preemptive Rights; Approve Creation of Pool of Conditional Capital to Guarantee Conversion Rights

				For	For		Mgmt
This requests shareholder approval to authorize the management board to issue convertible instruments representing up to 11 percent of currently issued share capital. This is a reasonable request.
	9	Approve Creation of EUR 21.8 Million Pool of Conditional Capital with Preemptive Rights		For	For		Mgmt

This requests that shareholders authorize the management board to create a pool of conditional capital of EUR 21.8 million ($27.5 million). Under this authority, the board will issue ordinary shares with preemptive rights in connection with the proposal under the previous item. This proposed increase represents 11 percent of share capital, which is reasonable.

	10	Approve Creation of EUR 58.2 Million Pool of Conditional Capital without Preemptive Rights		For	Against		Mgmt

This item requests that shareholders authorize the management board to issue shares without preemptive rights from a EUR 58.2 million ($73.6 million) pool of conditional capital for a period of five years from the time of authorization. This pool represents 29 percent of the currently issued share capital, which is excessive for non-rights issuances.

	11	Amend Articles to Reflect Changes in Capital		For	Against		Mgmt

Under Item 11, the board proposes to amend OMV’s articles of association to reflect the proposals under Items 9 and 10. In keeping with opposition to the non-rights issuance in item 10, it is recommended that shareholders oppose this request as well.

	12	Approve Supervisory Board Liability and Indemnification		For	For		Mgmt
	13	Elect Supervisory Board Members		For	For		Mgmt

04/22/04 - A	Persimmon plc		G70202109			None		102,684
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt

59

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	2	Approve Final Dividend of 11.3 Pence Per Ordinary Share		For	For		Mgmt
	3	Re-elect John White as Director		For	For		Mgmt
	4	Re-elect Michael Farley as Director		For	For		Mgmt
	5	Re-elect David Bryant as Director		For	For		Mgmt
	6	Re-elect Sir Chips Keswick as Director		For	For		Mgmt
	7	Elect Neil Davidson as Director		For	For		Mgmt
	8	Reappoint KPMG Audit Plc as Auditors and Authorise Board to Fix Their Remuneration		For	For		Mgmt
	9	Approve Remuneration Report		For	For		Mgmt

This item requests that shareholders approve the company’s compensation policy, as set out in the company’s Remuneration Report. The Combined Code on Corporate Governance recommends that companies consider including this item on AGM agendas and is now required under U.K. law. Seeking annual shareholder approval for a company’s remuneration policy is a positive corporate governance provision. It allows shareholders to express their support or displeasure over how the company pays and provides incentive to its directors and executives in the most direct way possible. Shareholders displeased with a particular remunerative provision may now vote against this item, instead of (or in addition to) voting against a director or the company’s financial statements. It is recommended that shareholders support this item.

	10	Authorise 28,386,136 Ordinary Shares for Market Purchase		For	For		Mgmt

Approval of this item would authorize the board to repurchase up to ten percent of the company’s issued capital. The maximum price to be paid for any shares repurchased would be no more than five percent above the average price of the previous ten trading sessions. When timed correctly, repurchases are a legitimate use of corporate funds and can add to long-term shareholder returns.

03/25/04 - A	Philips Electronics Nv		N6817P109			None		2,988
	1	Open Meeting		None	None		Mgmt
	2.1	Approve Financial Statements and Statutory Reports		For	For		Mgmt
	2.2	Receive Explanation of Corporate Governance Structure		None	None		Mgmt
	2.3	Receive Explanation of Policy on Reserves and Dividends		None	None		Mgmt
	2.4	Approve Dividends of EUR 0.36 Per Share		For	For		Mgmt

60

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	2.5	Approve Discharge of Management Board		For	For		Mgmt
	2.6	Approve Discharge of Supervisory Board		For	For		Mgmt
	3	Elect Supervisory Board Member		For	For		Mgmt
	4.1	Approve Remuneration Policy of Management Board		For	For		Mgmt
	4.2	Amend 2003 Long-Term Incentive Plan Regarding Distribution of Shares: Allocate a Maximum of 2.5 Percent of Annual Pool of Shares Reserved for LTIP to Management Board on Annual Basis		For	For		Mgmt

The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans and other favorable terms of the plan. A vote in favor of this proposal is recommended.

	5	Grant Board Authority to Issue Shares Restricting/Excluding Preemptive Rights Up to 20 Percent of Issued Capital		For	For		Mgmt

Shareholders are asked to authorize the management board to issue up to ten percent of authorized but not yet issued ordinary shares and to exclude the preemptive rights of holders of ordinary shares for a period of 18 months beginning from the date of this AGM. This is a reasonable request.

	6	Authorize Repurchase of Up to Ten Percent of Issued Share Capital		For	For		Mgmt

This item requests that shareholders authorize the management board to purchase company shares for a period of 18 months following the date of this meeting. The authorization would allow for the purchase of shares at a minimum price of the nominal value of the share and a maximum price of a ten-percent premium over market value (i.e., opening price on the Amsterdam Stock Exchange on the day of the purchase). The maximum amount of shares that may be purchased is ten percent of total share capital. This is a routine proposal in the Netherlands.

	7	Authorize Board to Set Record Date		For	For		Mgmt
	8	Other Business (Non-Voting)		None	None		Mgmt
	9	Close Meeting		None	None		Mgmt

04/20/04 - A	PUMA (RUDOLF DASSLER SPORT)		D62318148			None		302
	1	Receive Financial Statements and Statutory Reports		None	None		Mgmt

61

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	2	Approve Allocation of Income and Dividends of EUR 0.70 per Share		For	For		Mgmt
	3	Approve Discharge of Management Board		For	For		Mgmt
	4	Approve Discharge of Supervisory Board		For	For		Mgmt
	5	Ratify PricewaterhouseCoopers GmbH as Auditors		For	For		Mgmt
	6	Authorize Share Repurchase Program and Reissuance of Repurchased Shares		For	For		Mgmt

This is the request that shareholders authorize the management board to purchase company shares for a period of 18 months following the date of this meeting. The authorization would allow for the purchase of shares at a price quoted on the date of acquisition with a deviation of up to 10 percent. The maximum amount of shares that may be purchased is 10 percent of total share capital.

	7	Approve Decrease in Size of Supervisory Board to Six Members (Whereof Four Shareholder Representatives and Two Employee Representatives)		For	For		Mgmt

Shareholders are asked to approve a proposal to reduce the size of the supervisory board from six to three members. German law stipulates that companies’ boards have to be proportional to total employees. With the sale of subsidiaries, the number of employees will fall, and the board will legally have to decrease its size. this is a non-contentious request.

10/16/03 - A	Qantas Airways Limited		Q77974105			10/14/03		196,647
	1	Accept Financial Statements and Statutory Reports for the Year Ended June 30, 2003		None	None		Mgmt
	2	Accept Questions and Comments from Shareholders		None	None		Mgmt
	3	Elect Directors		For	For		Mgmt
	3.1	Elect Trevor Eastwood as Director		For
	3.2	Elect Jim Kennedy as Director		For
	3.3	Elect Peter Gregg as Director		For
	4.1	Approve Particpation in the Qantas Deferred Share Plan by Geoff Dixon		For	For		Mgmt
	4.2	Approve Participation in the Qantas Deferred Share Plan by Peter Gregg		For	For		Mgmt
	5	Approve Amendments to the Constitution Re: Preference Shares, Electronic Communication and Legislative Amendments		For	For		Mgmt

62

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

In light of the recent legal changes, the board is seeking approval of changes to the existing governing document to ensure compliance with the law on all of the above matters. The company is also taking this opportunity to make additional changes to bring its governing document in line with current practice. There are no objections to this resolution

05/13/04 - A	Reckitt Benckiser Plc (Formerly Reckitt & Colman Plc)		G7420A107			None		78,833
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Remuneration Report		For	For		Mgmt

This item requests that shareholders approve the company’s compensation policy, as set out in the company’s Remuneration Report. The Combined Code on Corporate Governance recommends that companies consider including this item on AGM agendas and is now required under U.K. law. Seeking annual shareholder approval for a company’s remuneration policy is a positive corporate governance provision. It allows shareholders to express their support or displeasure over how the company pays and provides incentive to its directors and executives in the most direct way possible. Shareholders displeased with a particular remunerative provision may now vote against this item, instead of (or in addition to) voting against a director or the company’s financial statements. It is recommended that shareholders support this item.

	3	Approve Final Dividend of 14 Pence Per Ordinary Share		For	For		Mgmt
	4	Re-elect George Greener as Director		For	For		Mgmt
	5	Re-elect Peter White as Director		For	For		Mgmt
	6	Re-elect Colin Day as Director		For	For		Mgmt
	7	Elect Judith Sprieser as Director		For	For		Mgmt
	8	Elect Kenneth Hydon as Director		For	For		Mgmt
	9	Re-appoint PricewaterhouseCoopers LLP as Auditors and Authorise Board to Fix Remuneration of Auditors		For	For		Mgmt
	10	Authorise Issuance of Equity or Equity-Linked Securities with Pre-emptive Rights up to Aggregate Nominal Amount of GBP 24,842,000		For	For		Mgmt

63

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

This routine capital issuance request would allow the board to issue shares for cash with preemptive rights. The amount of authorized but unissued capital that could be used represents about 33 percent of the currently issued capital. This issuance authority, routinely sought in the United Kingdom, could be used by the company for one year. This is a reasonable issuance request.

	11	Authorise Issuance of Equity or Equity-Linked Securities without Pre-emptive Rights up to Aggregate Nominal Amount of GBP 3,726,000		For	For		Mgmt

This routine capital issuance request would allow the board to issue shares for cash without preemptive rights. The amount that could be used other than in the context of a rights issue, that is for cash, would be limited to five percent of the issued capital. This is a reasonable issuance request.

	12	Authorise 70,800,000 Ordinary Shares for Market Purchase		For	For		Mgmt

Approval of this item would authorize the board to repurchase up to ten percent of the company’s issued capital. The maximum price to be paid for any shares repurchased would be no more than five percent above the average price of the previous ten trading sessions. When timed correctly, repurchases are a legitimate use of corporate funds and can add to long-term shareholder returns.

04/16/04 - A/S	Renault		F77098105			None		1,081
Ordinary Business
	1	Accept Consolidated Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Financial Statements and Discharge Directors		For	For		Mgmt
	3	Approve Allocation of Income and Net Dividends of EUR 1.40 per Share		For	For		Mgmt
	4	Approve Special Auditors’ Report Regarding Related-Party Transactions		For	For		Mgmt
	5	Reelect Francois de Combret as Director		For	For		Mgmt
	6	Reelect Bernard Larrouturou as Director		For	For		Mgmt
	7	Elect Jean-Louis Girodolle as Director		For	For		Mgmt
	8	Elect Itaru Koeda as Director		For	For		Mgmt
	9	Elect Francois Pinault as Director		For	For		Mgmt
	10	Approve Discharge of Yoshikazu Hanawa		For	For		Mgmt
	11	Approve Discharge of Bruno Bezard		For	For		Mgmt

64

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	12	Approve Discharge of Jeanne Seyvet		For	For		Mgmt
	13	Confirm Receipt of Special Auditors’ Report Regarding Remuneration of Participating Stock		For	For		Mgmt
	14	Authorize Repurchase of Up to Ten Percent of Issued Share Capital		For	For		Mgmt

The board is seeking shareholder approval to conduct a share buyback. In accordance with French commercial law, the company may buy back up to 10 percent of its shares outstanding. This is a routine item in France.

	15	Authorize Issuance of Bonds/Debentures in the Aggregate Amount of EUR 4 Billion		For	For		Mgmt

This item is to authorize the board to issue bonds or subordinated bonds. The authorization would be valid for a period of one year and would replace the previous authorization. As French companies generally do not expect to utilize the total amount of issuance power they request, and given the reasonable size of this request, it is recommended that shareholders support this item.

Special Business
	16	Approve Reduction in Share Capital via Cancellation of Repurchased Shares		For	For		Mgmt

This item would enable the company to cancel shares repurchased in connection with the buyback authorized in Item 14 above and reduce its capital by a corresponding amount. The amount of capital that may be cancelled is limited to 10 percent in any two-year period, which is a reasonable repurchase proposal in France.

	17	Maintain Authority to Issue Equity and Equity-Linked Securities without Preemptive Rights Submitted to Shareholder Vote on April 29, 2003, to Increase Capital by Up to EUR 300 Million		For	For		Mgmt

This item would allow the company to maintain an authority to issue new shares and various debt/equity instruments. As French companys seek issuance authority over a 26 month period, the amount of this request is reasonable for issuances without preemptive rights.

	18	Amend Articles of Association to Increase the Number of Directors to Be Elected by Shareholders		For	For		Mgmt

65

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

With this item, shareholders are asked to approve an amendment that would increase the maximum number of directors to be elected by shareholders from 13 to 14. Because approval of this amendment would authorize the election of a new, independent board member, a vote in favor of this proposal is recommended.

	19	Amend Articles of Association to Reflect Financial Security Legislation Re: Shareholding Disclosure Requirement		For	Against		Mgmt

In this item shareholders are asked to approve an amendment to the company articles regarding shareholding disclosure threshold requirement. This new five percent limit is excessive, and is often only a pretext for an antitakeover defense.

Ordinary Business
	20	Elect Charles de Croisset as Director		For	For		Mgmt
	21	Authorize Filing of Required Documents/Other Formalities		For	For		Mgmt

04/30/04 - A/S	Renault		F77098105			None		1,081
Ordinary Business
	1	Accept Consolidated Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Financial Statements and Discharge Directors		For	For		Mgmt
	3	Approve Allocation of Income and Net Dividends of EUR 1.40 per Share		For	For		Mgmt
	4	Approve Special Auditors’ Report Regarding Related-Party Transactions		For	For		Mgmt
	5	Reelect Francois de Combret as Director		For	For		Mgmt
	6	Reelect Bernard Larrouturou as Director		For	For		Mgmt
	7	Elect Jean-Louis Girodolle as Director		For	For		Mgmt
	8	Elect Itaru Koeda as Director		For	For		Mgmt
	9	Elect Francois Pinault as Director		For	For		Mgmt
	10	Approve Discharge of Yoshikazu Hanawa		For	For		Mgmt
	11	Approve Discharge of Bruno Bezard		For	For		Mgmt
	12	Approve Discharge of Jeanne Seyvet		For	For		Mgmt
	13	Confirm Receipt of Special Auditors’ Report Regarding Remuneration of Participating Stock		For	For		Mgmt
	14	Authorize Repurchase of Up to Ten Percent of Issued Share Capital		For	For		Mgmt
	15	Authorize Issuance of Bonds/Debentures in the Aggregate Amount of EUR 4 Billion		For	For		Mgmt

66

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

Special Business
	16	Approve Reduction in Share Capital via Cancellation of Repurchased Shares		For	For		Mgmt
	17	Maintain Authority to Issue Equity and Equity-Linked Securities without Preemptive Rights Submitted to Shareholder Vote on April 29, 2003, to Increase Capital by Up to EUR 300 Million		For	For		Mgmt
	18	Amend Articles of Association to Increase the Number of Directors to Be Elected by Shareholders		For	For		Mgmt
	19	Amend Articles of Association to Reflect Financial Security Legislation Re: Shareholding Disclosure Requirement		For	Against		Mgmt
Ordinary Business
	20	Elect Charles de Croisset as Director		For	For		Mgmt
	21	Authorize Filing of Required Documents/Other Formalities		For	For		Mgmt

03/30/04 - A	Repsol Ypf SA (Formerly Repsol, S.A.)		E8471S130			None		8,309
	1	Approve Financial Statements, Allocation of Income and Distribution of Dividend of EUR 0.40 Per Share, and Discharge Directors		For	For		Mgmt
	2	Elect Management Board		For	For		Mgmt
	3	Approve Deloitte & Touche Espana Auditors SL as Auditors		For	For		Mgmt
	4	Authorize Repurchase of Shares up to a Maximum of Five Percent of Capital		For	For		Mgmt
	5	Amend Articles Re: Legal Provisions Governing the Company, Shareholders Meeting, Right of Attendance, Representation, Board Composition, Administrators’ Liability, and Debentures Issuance		For	For		Mgmt

This item seeks shareholder approval to amend several articles of the company’s bylaws. Amendments to Articles 1, 15, 23, 24, 30, and 33 are designed to comply with the Transparency Law passed in July 2003. These are non-contentious changes.

	6	Amend Articles Re: Regulations of the General Shareholder’s Meeting		For	For		Mgmt

This item seeks shareholder approval to amend Articles 6, 7, and 8 of the general shareholder meeting guidelines. Amendments to meeting guidelines are also designed to comply with the Transparency Law passed in July 2003. These are mainly technical changes that will have little impact on shareholder value.

67

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	7	Authorize Board to Ratify and Execute Approved Resolutions		For	For		Mgmt

04/22/04 - A	Reuters Group Plc (Formerly Reuters Holdings Plc)		G7540P109			None		79,669
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Remuneration Report		For	For		Mgmt

This item requests that shareholders approve the company’s compensation policy, as set out in the company’s Remuneration Report. The Combined Code on Corporate Governance recommends that companies consider including this item on AGM agendas and is now required under U.K. law. Seeking annual shareholder approval for a company’s remuneration policy is a positive corporate governance provision. It allows shareholders to express their support or displeasure over how the company pays and provides incentive to its directors and executives in the most direct way possible. Shareholders displeased with a particular remunerative provision may now vote against this item, instead of (or in addition to) voting against a director or the company’s financial statements. It is recommended that shareholders support this item.

	3	Approve Final Dividend of 6.15 Pence Per Share		For	For		Mgmt
	4	Re-elect Tom Glocer as Director		For	For		Mgmt
	5	Re-elect David Grigson as Director		For	For		Mgmt
	6	Re-elect Sir Christopher Hogg as Director		For	For		Mgmt
	7	Re-elect Ian Strachan as Director		For	For		Mgmt
	8	Re-elect Charles Sinclair as Director		For	For		Mgmt
	9	Re-appoint PricewaterhouseCoopers LLP as Auditors of the Company		For	For		Mgmt
	10	Authorise Board to Fix Remuneration of the Auditors		For	For		Mgmt
	11	Approve Increase in Remuneration for Each of the Non-Executive Directors from GBP 35,000 to GBP 50,000 Per Annum		For	For		Mgmt
	12	Amend Long-Term Incentive Plan		For	For		Mgmt

• The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans and other favorable terms of the plan. A vote in favor of this proposal is recommended.

68

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	13	Approve Restricted Share Plan		For	For		Mgmt

• The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans and other favorable terms of the plan. A vote in favor of this proposal is recommended.

	14	Approve Additional Restricted Share Plans		For	For		Mgmt

• The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans and other favorable terms of the plan. A vote in favor of this proposal is recommended.

	15	Approve Annual Bonus Profit Sharing Plan		For	For		Mgmt

• The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans and other favorable terms of the plan. A vote in favor of this proposal is recommended.

	16	Approve Additional Bonus Profit Sharing Plans		For	For		Mgmt

• The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans and other favorable terms of the plan. A vote in favor of this proposal is recommended.

	17	Authorise 143,254,000 Ordinary Shares for Market Purchase		For	For		Mgmt

Approval of this item would authorize the board to repurchase up to ten percent of the company’s issued capital. The maximum price to be paid for any shares repurchased would be no more than five percent above the average price of the previous ten trading sessions. When timed correctly, repurchases are a legitimate use of corporate funds and can add to long-term shareholder returns.

	18	Adopt New Articles of Association		For	For		Mgmt
	19	Authorise Issuance of Equity or Equity-Linked Securities with Pre-emptive Rights up to Aggregate Nominal Amount of GBP 107,400,000		For	For		Mgmt

This routine capital issuance request would allow the board to issue shares for cash with preemptive rights. The amount of authorized but unissued capital that could be used represents about 30 percent of the currently issued capital. This issuance authority, routinely sought in the United Kingdom, could be used by the company for one year. This is a reasonable issuance request.

69

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	20	Authorise Issuance of Equity or Equity-Linked Securities without Pre-emptive Rights up to Aggregate Nominal Amount of GBP 17,000,000		For	For		Mgmt

This routine capital issuance request would allow the board to issue shares for cash without preemptive rights. The amount that could be used other than in the context of a rights issue, that is for cash, would be limited to five percent of the issued capital. This is a reasonable issuance request.

05/05/04 - A	Rieter Holding AG		H68745209			None		12,502
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Allocation of Income and Dividends of CHF 8.60 per Share		For	For		Mgmt
	3	Approve Discharge of Board and Senior Management		For	For		Mgmt
	4.1	Approve CHF 591,000 Reduction in Share Capital via Cancelation of Shares		For	For		Mgmt
	4.2	Amend Articles to Reflect Changes in Capital		For	For		Mgmt
	4.3	Designate Newspaper to Publish Meeting Announcements		For	For		Mgmt
	5	Elect Directors		For	For		Mgmt
	5.2	Reelect PricewaterhouseCoopers AG as Auditors		For	For		Mgmt

04/29/04 - A	Royal Bank Of Scotland Group Plc		G76891111			None		29,212
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Remuneration Report		For	For		Mgmt

This item requests that shareholders approve the company’s compensation policy, as set out in the company’s Remuneration Report. The Combined Code on Corporate Governance recommends that companies consider including this item on AGM agendas and is now required under U.K. law. Seeking annual shareholder approval for a company’s remuneration policy is a positive corporate governance provision. It allows shareholders to express their support or displeasure over how the company pays and provides incentive to its directors and executives in the most direct way possible. Shareholders displeased with a particular remunerative provision may now vote against this item, instead of (or in addition to) voting against a director or the company’s financial statements. It is recommended that shareholders support this item.

70

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	3	Approve Final Dividend of 35.7 Pence Per Share		For	For		Mgmt
	4	Re-elect Emilio Botin as Director		For	For		Mgmt
	5	Re-elect Lawrence Fish as Director		For	For		Mgmt
	6	Re-elect Sir Angus Grossart as Director		For	For		Mgmt
	7	Re-elect Sir George Mathewson as Director		For	For		Mgmt
	8	Re-elect Gordon Pell as Director		For	For		Mgmt
	9	Re-elect Iain Robertson as Director		For	For		Mgmt
	10	Re-elect Sir Iain Vallance as Director		For	For		Mgmt
	11	Re-appoint Deloitte and Touche LLP as Auditors of the Company		For	For		Mgmt
	12	Authorise Board to Fix Remuneration of the Auditors		For	For		Mgmt
	13	Authorise Issuance of Equity or Equity-Linked Securities with Pre-emptive Rights up to Aggregate Nominal Amount of GBP 247,120,127		For	For		Mgmt

This routine capital issuance request would allow the board to issue shares for cash with preemptive rights. The amount of authorized but unissued capital that could be used represents about 33 percent of the currently issued capital. This issuance authority, routinely sought in the United Kingdom, could be used by the company for one year. This is a reasonable issuance request.

	14	Authorise Issuance of Equity or Equity-Linked Securities without Pre-emptive Rights up to Aggregate Nominal Amount of GBP 37,068,019		For	For		Mgmt

This routine capital issuance request would allow the board to issue shares for cash without preemptive rights. The amount that could be used other than in the context of a rights issue, that is for cash, would be limited to five percent of the issued capital. This is a reasonable issuance request.

	15	Authorise 296,544,152 Ordinary Shares for Market Purchase		For	For		Mgmt

Approval of this item would authorize the board to repurchase up to ten percent of the company’s issued capital. The maximum price to be paid for any shares repurchased would be no more than five percent above the average price of the previous ten trading sessions. When timed correctly, repurchases are a legitimate use of corporate funds and can add to long-term shareholder returns.

71

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	16	Approve Increase in Authorised Capital by Creation of 110 Million Category II Non-cumulative Dollar Preference Shares; Issue Equity with Pre-emptive Rights up to All the Existing Preference Shares		For	For		Mgmt

This item is to increase the authorised share capital of the Company by the creation of 110 million additional Category II Non-cumulative Dollar Preference Shares of US$0.01 each. This item would also allow the Board to issues all such shares and all of the existing authorised but unissued Non-cumulative Preference Shares denominated in Dollar (140 million of US$0.01 each), Euro (66 million of EUR 0.01 each), and Sterling (300 million of GBP 1 each) for a further five-year period. The Company states that raising capital by the issue of preference shares has enabled it to fund the expansion of its business without recourse to ordinary shareholders. This is a reasonable request.

	17	Amend Articles Re: Preference Shares		For	For		Mgmt

The item is to amend the Company’s articles of association to issue Category II Non-cumulative Dollar Preference Shares, Non-cumulative Euro Preference Shares or Non-cumulative Sterling Preference Shares, to include a condition allowing the directors, in their discretion, to determine from time to time that the non-cumulative dividend payable on those shares in respect of a particular dividend period will not be paid. This resolution is not contentious.

06/28/04 - A	Royal Dutch Petroleum Co.		N76277172			06/21/04		26,250
	1	Receive Report of Management Board		None	None		Mgmt
	2.1	Approve Financial Statements and Statutory Reports		For	For		Mgmt
	2.2	Approve Total Dividend of EUR 1.76 Per Share		For	For		Mgmt
	2.3	Approve Discharge of Management Board		For	Against		Mgmt

The actions (or inactions) of the management board appear to have contributed to the decline in profit for 2003 while harming the image of the company, thus damaging shareholder value. Because it is not known whether the supervisory board (and its Audit Committee) took any measures to make sure the stated reserves were correct and because the supervisory board oversaw the actions of the management board, it is also recommended that shareholders vote against the discharge of the supervisory board.

72

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	2.4	Approve Discharge of Supervisory Board		For	Against		Mgmt

The actions (or inactions) of the management board appear to have contributed to the decline in profit for 2003 while harming the image of the company, thus damaging shareholder value. Because it is not known whether the supervisory board (and its Audit Committee) took any measures to make sure the stated reserves were correct and because the supervisory board oversaw the actions of the management board, a vote against the discharge is recommended.

	3	Elect L. Cook to Management Board		For	For		Mgmt
	4	Elect C. Morin-Postel to Supervisory Board		For	For		Mgmt
	5	Reelect van de Bergh to Supervisory Board		For	For		Mgmt
	6	Approve Reduction in Share Capital via Cancellation of Repurchased Shares		For	For		Mgmt

This item would enable the company to cancel shares repurchased in connection with an earlier buyback authorization and to reduce its capital by a corresponding amount. The maximum amount of shares that a Dutch company may repurchase is limited to 10 percent of its total share capital. This is a routine share buyback proposal.

	7	Authorize Repurchase of Up to Ten Percent of Issued Share Capital		For	For		Mgmt

This requests that shareholders authorize the management board to purchase company shares for a period of 18 months following the date of this meeting. The authorization would allow the purchase of shares at a minimum price of the nominal value of the share and a maximum price of a 10-percent premium over market value (i.e., opening price on the Amsterdam Stock Exchange on the day of the purchase). The maximum amount of shares that may be purchased is 10 percent of total share capital. This is a routine proposal in the Netherlands.

05/06/04 - A	Sap Ag		D66992104			None		459
	1	Receive Financial Statements and Statutory Reports		None	None		Mgmt
	2	Approve Allocation of Income and Dividends of EUR 0.80 per Share		For	For		Mgmt
	3	Approve Discharge of Management Board		For	For		Mgmt

73

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	4	Approve Discharge of Supervisory Board		For	For		Mgmt
	5	Ratify KPMG Deutsche Treuhand-Gesellschaft AG as Auditors		For	For		Mgmt
	6	Amend Articles to Reflect Changes in Capital		For	For		Mgmt

Under this item SAP AG proposes to update its articles of association to reflect previous changes to issued share capital. The amended articles will state that the capital stock amounts to EUR 315.4 million ($394.3 million), divided into no par value ordinary shares. Since this amendment is editorial in nature and will not have any impact on the actual share capital, a vote for this proposal is recommended.

	7	Authorize Share Repurchase Program and Reissuance of Repurchased Shares		For	For		Mgmt

Item 7 requests that shareholders authorize the management board to purchase 30 million shares, equivalent to 9.5 percent of its outstanding share capital, for a period of 18 months following the date of this meeting. The authorization would allow for the purchase of shares at a 10-percent discount from market value and a 20-percent premium over market value (i.e., the average closing price on the Frankfurt Stock Exchange for the three trading days preceding the date of the purchase). If purchased through a public offer, the authorization would allow for the acquisition of shares at an average price quoted five to nine days prior to the date of the offer with a deviation up to 20 percent. As per German law, the maximum amount of shares that may be purchased is 10 percent of total share capital.

	8	Authorize Use of Financial Derivatives Method when Repurchasing Shares		For	For		Mgmt

The management and supervisory boards propose that financial derivatives may be used in connection with the share repurchase authorization proposed under Item 7. It is proposed that the repurchase of shares may be accomplished by using put and call options. Given lack of past abuse, this is a supportable request.

07/25/03 - A	Scottish Power PLC		G79314129			None		228,515
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Remuneration Report		For	For		Mgmt

74

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

This item requests that shareholders approve the company’s compensation policy, as set out in the company’s Remuneration Report. The Combined Code on Corporate Governance recommends that companies consider including this item on AGM agendas and is now required under U.K. law. Seeking annual shareholder approval for a company’s remuneration policy is a positive corporate governance provision. It allows shareholders to express their support or displeasure over how the company pays and provides incentive to its directors and executives in the most direct way possible. Shareholders displeased with a particular remunerative provision may now vote against this item, instead of (or in addition to) voting against a director or the company’s financial statements. It is recommended that shareholders support this item.

	3	Elect Nick Rose as Director		For	For		Mgmt
	4	Elect Donald Brydon as Director		For	For		Mgmt
	5	Reelect Charles Smith as Director		For	For		Mgmt
	6	Reelect David Nish as Director		For	For		Mgmt
	7	Approve PricewaterhouseCoopers LLP as Auditors and Authorize Board to Fix Their Remuneration		For	For		Mgmt
	8	Authorize EU Political Donations up to GBP 100,000		For	For		Mgmt

This item would enable the company to make donations to EU Political Organizations up to an aggregate amount of GBP 100,000 ($167,000). The company states that it has no intention of changing the company’s current practice of donations, so shareholder approval of this authority should not significantly affect the amount that the company would otherwise have paid out without this requirement. This authority would also be subject to shareholder approval, allowing shareholders to oppose the authority if it is abused in any way. Therefore, it is recommended that shareholders support this resolution.

	9	Authorize Issuance of Equity or Equity-Linked Securities without Preemptive Rights up to Aggregate Nominal Amount of GBP 46,403,949		For	For		Mgmt

This routine capital issuance request would allow the board to issue shares for cash without preemptive rights. The amount that could be used other than in the context of a rights issue, that is for cash, would be limited to five percent of the issued capital. This is a reasonable issuance request.

75

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	10	Authorize 185,615,798 Shares for Share Repurchase Program		For	For		Mgmt

Approval of this item would authorize the board to repurchase up to ten percent of the company’s issued capital. The maximum price to be paid for any shares repurchased would be no more than five percent above the average price of the previous ten trading sessions. When timed correctly, repurchases are a legitimate use of corporate funds and can add to long-term shareholder returns.

06/29/04 - A	Sekisui Chemical Co. Ltd.		J70703137			03/31/04		11,000
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 3, Final JY 4, Special JY 0		For	For		Mgmt
	2	Amend Articles to: Expand Business Lines - Authorize Share Repurchases at Board’s Discretion		For	Against		Mgmt

In this case, the company does not have especially large shareholdings by domestic banks or insurance companies, and so is unlikely to be subject to significant selling pressure as those financial institutions reduce their corporate shareholdings. Because allowing the company to repurchase shares solely at the board’s discretion is not in shareholders’ interest, it is recommended that shareholders oppose the whole resolution.

	3	Approve Executive Stock Option Plan		For	For		Mgmt

The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans and other favorable terms of the plan. A vote in favor of this proposal is recommended.

	4	Elect Directors		For	For		Mgmt
	5.1	Appoint Internal Statutory Auditor		For	For		Mgmt
	5.2	Appoint Internal Statutory Auditor		For	For		Mgmt
	6	Approve Adjustment to Aggregate Compensation Ceiling for Directors		For	For		Mgmt
	7	Approve Retirement Bonuses for Directors and Statutory Auditor		For	For		Mgmt

10/21/03 - S	Short-Term Investments Trust		825252406			07/25/03		431
	1	Elect Directors		For	For		Mgmt

01/22/04 - A	Siemens AG		D69671218			None		21,900
	1	Receive Financial Statements and Statutory Reports		None	None		Mgmt

76

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	2	Approve Allocation of Income and Dividends of EUR 1.10 per Share		For	For		Mgmt
	3	Approve Discharge of Management Board for Fiscal 2002/2003		For	For		Mgmt
	4	Approve Discharge of Supervisory Board for Fiscal 2002/2003		For	For		Mgmt
	5	Ratify KPMG as Auditors		For	For		Mgmt
	6	Elect Jerry Speyer to the Supervisory Board; Elect Hans-Dieter Wiedig as a Deputy Supervisory Board Member		For	For		Mgmt
	7	Authorize Repurchase of up to Ten Percent of Issued Share Capital; Authorize Board to Issue Repurchased Shares		For	For		Mgmt

Item 7 requests that shareholders authorize the management board to purchase company shares until July 21, 2005. The authorization would allow for the purchase of up to 10 percent if purchased through the Frankfurt Stock Exchange. If purchased through a public offer, the authorization would allow for the purchase of shares at the price quoted on the trading day with a deviation of up to 20 percent. The maximum amount of shares that may be purchased is 10 percent of total share capital. This is a routine request.

	8	Approve Creation of EUR 600 Million Pool of Conditional Capital with Preemptive Rights		For	For		Mgmt

Item 8 requests that shareholders authorize the management board to create a pool of conditional capital of EUR 600 million ($678 million). The board would hold the authority to issue shares from this pool until Jan. 21, 2009. Under this authority the board will issue ordinary shares with preemptive rights. This proposed increase represents 22.4 percent of share capital. This issuance is reasonable.

9

Approve Issuance of Convertible Bonds and/or Bonds with Warrants Attached up to Aggregate Nominal Amount of EUR 11.3 Billion with Preemptive Rights; Approve Creation of EUR 600 Million Pool of Conditional Capital to Guarantee Conversion Rights

				For	For		Mgmt

This proposed capital increase represents an increase of 22.4 percent of currently outstanding capital. These shares will only be issued upon conversion of some type of convertible bond or warrants attached to such bonds. Capital increases of this type are less onerous to shareholders, as a clear savings for the company can be realized on interest costs when convertibility is part of a bond issuance. This is a reasonable request.

77

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/26/04 - A/S	Societe Anonyme des Galeries Lafayette		F42126106			None		1,303
Special Business
	1	Amend Articles of Association to Reflect Legal Changes to French Commercial Code		For	For		Mgmt
	2	Amend Article 19-1 Re: Term Expiration of Management Board Members		For	For		Mgmt
	3	Amend Article 20-1 to Allow for Retirement by Rotation of Supervisory Board Members		For	Against		Mgmt
Ordinary Business
	4	Approve Financial Statements, Statutory Reports, and Consolidated Financial Statements		For	For		Mgmt
	5	Approve Allocation of Income and Dividends of EUR 2.10 per Share		For	For		Mgmt
	6	Approve Special Auditors’ Report Regarding Related-Party Transactions		For	For		Mgmt
	7	Approve Remuneration of Directors in the Aggregate Amount of EUR 297,780		For	For		Mgmt
	8	Ratify PricewaterhouseCoopers Audit as Auditors		For	For		Mgmt
	9	Ratify Pierre Coll as Alternate Auditor		For	For		Mgmt
	10	Ratify Cailliau Dedouit et Associes as Auditors		For	For		Mgmt
	11	Ratify Didier Cardon as Alternate Auditors		For	For		Mgmt
	12	Reelect Leone Meyer as Supervisory Board Member		For	For		Mgmt
	13	Reelect Jacques Calvet as Supervisory Board Member		For	Against		Mgmt
	14	Reelect Ginette Moulin as Supervisory Board Member		For	For		Mgmt
	15	Reelect Jean-Louis Descours as Supervisory Board Member		For	For		Mgmt
	16	Reelect Eduardo Malone as Supervisory Board Member		For	For		Mgmt
	17	Reelect Alexandre Meyer as Supervisory Board Member		For	For		Mgmt
	18	Reelect David Meyer as Supervisory Board Member		For	For		Mgmt
	19	Reelect Isabelle Moulin as Supervisory Board Member		For	For		Mgmt
	20	Elect Charles-Henri Filippi as Supervisory Board Member		For	For		Mgmt

78

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	21	Reelect Pierre Xavier as Supervisory Board Member		For	For		Mgmt
	22	Reelect Xavier de Villepin as Supervisory Board Member		For	For		Mgmt
	23	Elect Francois Grappotte as Supervisory Board Member		For	For		Mgmt
	24	Authorize Repurchase of Up to Ten Percent of Issued Share Capital		For	For		Mgmt

04/12/04 - A/S	Societe Generale		F43638141			None		11,266
Ordinary Business
	1	Approve Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Allocation of Income and Dividends of EUR 3.75 per Share		For	For		Mgmt
	3	Accept Consolidated Financial Statements and Statutory Reports		For	For		Mgmt
	4	Approve Special Auditors’ Report Regarding Related-Party Transactions		For	For		Mgmt
	5	Ratify Appointment of Jean Azema as Director		For	For		Mgmt
	6	Reelect Philippe Citerne as Director		For	For		Mgmt
	7	Reelect Antoine Jeancourt Galignani as Director		For	For		Mgmt
	8	Reelect Euan Baird as Director		For	For		Mgmt
	9	Reelect Michel Cicurel as Director		For	For		Mgmt
	10	Authorize Repurchase of Up to Ten Percent of Issued Share Capital		For	For		Mgmt

The board is seeking shareholder approval to conduct a share buyback. In accordance with French commercial law, the company may buy back up to 10 percent of its shares outstanding, corresponding to 43.8 million shares. This is a reasonable request.

Special Business
	11	Amend Articles of Association to Reflect 2003 Legal Changes Re: Internal Control Measures and Role of Chairman		For	For		Mgmt

Shareholders are asked to approve amendments to Articles 8 and 9 to reflect changes introduced by the Financial Security Act of August 2003. As specified by the legal changes to French Commercial Code, the proposed amendments would provide all board members access to company information and clarify that the chairman is no longer the sole representative of the board of directors. There is no reason to oppose this request.

	12	Authorize Issuance of Equity or Equity-Linked Securities with Preemptive Rights up to Aggregate Nominal Amount of EUR 900 Million		For	For		Mgmt

79

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

This item would allow the company to issue new shares and various debt/equity instruments (e.g., warrants, convertible bonds, bonds with warrants, redeemable bonds, exchangeable bonds) for a period of 26 months. Currently, the par value of the company’s issued ordinary share capital is approximately EUR 548.04 million ($688.2 million), so this request represents a maximum potential increase of 164 percent over the issued share capital, which is reasonable for a two-year period.

	13	Authorize Issuance of Equity or Equity-Linked Securities without Preemptive Rights up to Aggregate Nominal Amount of EUR 300 Million		For	Against		Mgmt

Similar to Item 12, this item would allow the company to issue various equity-linked securities — but without preemptive rights. This issuance power could also be used for 26 months. Currently, the par value of the company’s issued ordinary share capital is EUR 548.04 million ($688.2 million), so this request represents a potential increase of 54.7 percent over issued share capital, which excessive for a two-year period.

	14	Allow Board to Issue Shares in the Event of a Public Tender Offer or Share Exchange Offer, Subject to Certain Conditions		For	Against		Mgmt

This item asks shareholders to allow the board to use all outstanding capital issuance authorities under certain conditions in the event that a hostile public tender or exchange offer is made for the company. Based on the excessive dilution (54.7 percent) for issuances without preemptive rights, a vote against this proposal is recommended.

	15	Approve Capital Increase Reserved for Employees Participating in Savings-Related Share Purchase Plan		For	For		Mgmt

The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans and other favorable terms of the plan. A vote in favor of this proposal is recommended.

	16	Approve Stock Option Plan Grants		For	For		Mgmt

The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans and other favorable terms of the plan. A vote in favor of this proposal is recommended.

80

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	17	Approve Reduction in Share Capital via Cancellation of Repurchased Shares		For	For		Mgmt

This item would enable the company to cancel shares repurchased in connection with the buyback authorized in Item 10 above and to reduce its capital by a corresponding amount. The amount of capital that may be cancelled is limited to 10 percent in any two-year period, which is reasonable.

	18	Authorize Filing of Required Documents/Other Formalities		For	For		Mgmt

04/20/04 - A/S	Suez SA(Formerly Suez Lyonnaise Des Eaux)		F90131115			None		41,692
Ordinary Business
	1	Approve Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Treatment of Losses and Dividends of EUR 1.065 per Share		For	For		Mgmt
	3	Approve Special Auditors’ Report Regarding Related-Party Transactions		For	For		Mgmt
	4	Accept Consolidated Financial Statements and Statutory Reports		For	For		Mgmt
	5	Reelect Gerhard Cromme as Director		For	For		Mgmt
	6	Reelect Etienne Davignon as Director		For	For		Mgmt
	7	Reelect Albert Frere as Director		For	For		Mgmt
	8	Reelect Jean Peyrelevade as Director		For	For		Mgmt
	9	Reelect Edmond Alphandery as Director		For	For		Mgmt
	10	Elect Rene Carron as Director		For	For		Mgmt
	11	Elect Thierry Rudder as Director		For	For		Mgmt
	12	Authorize Repurchase of Up to Ten Percent of Issued Share Capital and Reissuance of Repurchased Shares		For	For		Mgmt

The board is seeking shareholder approval to conduct a share buyback. In accordance with French commercial law, the company may buy back up to 10 percent of its shares outstanding, corresponding to 100.77 million Suez shares. The resolution specifies that a maximum purchase price would be EUR 36 ($45.21) and the minimum selling price would be EUR 12 ($15.07). The total purchase consideration for this share repurchase is capped at EUR 3.6 billion ($4.52 billion). This is a routine request.

Special Business
	13	Authorize Issuance of Equity or Equity-Linked Securities with Preemptive Rights up to Aggregate Nominal Amount of EUR 700 Million		For	For		Mgmt

81

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

This item would allow the company to issue new shares and various debt/equity instruments (e.g., warrants, convertible bonds, bonds with warrants, redeemable bonds, exchangeable bonds) for a period of 26 months. This request represents a maximum potential increase of 34.73 percent over the issued share capital, which is reasonable.

	14	Authorize Issuance of Equity or Equity-Linked Securities without Preemptive Rights up to Aggregate Nominal Amount of EUR 700 Million		For	For		Mgmt

Similar to Item 13, this item would allow the company to issue various equity-linked securities but without preemptive rights. This issuance power could also be used for 26 months. This request represents a potential increase of 34.73 percent over issued share capital, which is reasonable over a two-yar period.

	15	Approve Reduction in Share Capital via Cancellation of Repurchased Shares		For	For		Mgmt
This item would enable the company to cancel shares repurchased in connection with the buyback authorized in Item 12 above and reduce its capital by a corresponding amount. This is a routine request.
	16	Approve Capital Increase Reserved for Employees Participating in Savings-Related Share Purchase Plan		For	For		Mgmt

The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans and other favorable terms of the plan. A vote in favor of this proposal is recommended.

	17	Approve Issuance of Up to 15 Million Shares to Spring Multiple 2004 SCA in Connection with Share Purchase Plan for Employees of International Subsidiaries		For	For		Mgmt

The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans and other favorable terms of the plan. A vote in favor of this proposal is recommended.

	18	Approve Stock Option Plan Grants		For	For		Mgmt

The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans and other favorable terms of the plan. A vote in favor of this proposal is recommended.

82

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	19	Authorize Filing of Required Documents/Other Formalities		For	For		Mgmt

05/14/04 - A	Swiss Reinsurance (Schweizerische Rueckversicherungs)		H84046137			None		26,728
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Discharge of Board and Senior Management		For	For		Mgmt
	3	Approve Allocation of Income and Dividends of CHF 1.10 per Share		For	For		Mgmt
	4	Approve Creation of CHF 2 Million Pool of Conditional Capital without Preemptive Rights		For	For		Mgmt
	5.1a	Reelect George Farr and Rajna Gibson as Directors		For	For		Mgmt
	5.1b	Elect Kaspar Villiger as Director		For	For		Mgmt
	5.2	Reelect PricewaterhouseCoopers Ltd as Auditors		For	For		Mgmt

06/29/04 - A	Taiheiyo Cement Corp.		J7923L110			03/31/04		318,450
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 0, Final JY 2.5, Special JY 0		For	For		Mgmt
	2	Amend Articles to: Reduce Maximum Board Size - Authorize Share Repurchases at Board’s Discretion		For	For		Mgmt

Because there is no danger that a share repurchase program would lead to a creeping takeover of the company, nor is the free float low enough to raise concerns about liquidity for remaining shareholders, there is no compelling reason to oppose this amendment to the company’s articles.

	3	Elect Directors		For	For		Mgmt
	3.1	Elect Director		For
	3.2	Elect Director		For
	3.3	Elect Director		For
	3.4	Elect Director		For
	3.5	Elect Director		For
	3.6	Elect Director		For
	3.7	Elect Director		For
	3.8	Elect Director		For
	3.9	Elect Director		For
	4.1	Appoint Internal Statutory Auditor		For	For		Mgmt
	4.2	Appoint Internal Statutory Auditor		For	For		Mgmt
	5	Approve Adjustment to Aggregate Compensation Ceiling for Directors		For	For		Mgmt

83

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	6	Approve Retirement Bonuses for Directors and Statutory Auditor		For	Against		Mgmt

The retiring auditor has been designated by the company as an independent. As the payment of such bonuses to non-executives is a highly inappropriate practice anywhere, not just in Japan, there is no alternative but to recommend opposing the whole item.

06/29/04 - A	TDK Corp.		J82141136			03/31/04		16,900
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 25, Final JY 30, Special JY 0		For	For		Mgmt
	2	Amend Articles to: Authorize Share Repurchases at Board’s Discretion		For	Against		Mgmt
Because allowing the company to repurchase shares solely at the board’s discretion is not in shareholders’ interest, it is recommended that shareholders oppose this resolution.
	3	Approve Executive Stock Option Plan		For	For		Mgmt

The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans and other favorable terms of the plan. A vote in favor of this proposal is recommended.

	4	Authorize Share Repurchase Program		For	For		Mgmt
The limits on the plan are reasonable, and this is a routine request.
	5	Elect Directors		For	For		Mgmt
	5.1	Elect Director		For
	5.2	Elect Director		For
	5.3	Elect Director		For
	5.4	Elect Director		For
	5.5	Elect Director		For
	5.6	Elect Director		For
	5.7	Elect Director		For
	6	Appoint Internal Statutory Auditor		For	For		Mgmt
	7	Approve Retirement Bonuses for Director and Statutory Auditor		For	Against		Mgmt
As the payment of such bonuses to non-executives is a highly inappropriate practice anywhere, not just in Japan, there is no alternative but to recommend opposing the whole item.

84

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/29/04 - A	Tohoku Electric Power Co. Inc.		J85108108			03/31/04		6,200
Management Proposals
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 25, Final JY 25, Special JY 0		For	For		Mgmt
	2	Amend Articles to: Authorize Share Repurchases at Board’s Discretion		For	Against		Mgmt
Because allowing the company to repurchase shares solely at the board’s discretion is not in shareholders’ interest, it is recommended that shareholders oppose the whole resolution.
	3	Elect Director		For	For		Mgmt
Shareholder Proposals
	4	Approve Alternate Income Allocation, with No Director Bonuses and a Final Dividend of JY 30 Per Share		Against	Against		ShrHoldr
	5	Amend Articles to Require Board to Reflect Contents of Shareholder Proposals in the Management of the Company		Against	Against		ShrHoldr
	6	Amend Articles to Require Additional Disclosure Regarding Losses Incurred by the Company		Against	Against		ShrHoldr
	7	Amend Articles to Require Disclosure of Individual Compensation Levels of Directors and Statutory Auditors		Against	For		ShrHoldr
As this proposal to expand compensation-related information is reasonable, it is recommended that shareholders support this request.
	8	Amend Articles to Include Language Promoting Cogeneration		Against	Against		ShrHoldr
	9	Amend Articles to Require Separation of Thermal Power Business and Nuclear Power Business into Separate Business Units, and Establish a Multi-Power Source Business Unit		Against	Against		ShrHoldr
	10	Amend Articles to Require Withdrawal from Nuclear Fuel Cycle Project		Against	Against		ShrHoldr
	11	Amend Articles to Require Decommissioning of Two Reactors at Onagawa Nuclear Power Station		Against	Against		ShrHoldr
	12	Remove Chairman and Representative Director Toshiaki Yashima from the Board		Against	Against		ShrHoldr

85

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/28/04 - A/S	Total S.A. (Formerly Total Fina Elf S.A)		F92124100			None		11,674
Ordinary Business
	1	Approve Financial Statements and Statutory Reports		For	For		Mgmt
	2	Accept Consolidated Financial Statements and Statutory Reports		For	For		Mgmt
	3	Approve Allocation of Income and Net Dividends of EUR 4.70 per Share		For	For		Mgmt
	4	Approve Special Auditors’ Report Regarding Related-Party Transactions		For	For		Mgmt
	5	Authorize Repurchase of Up to Ten Percent of Issued Share Capital and Reissuance of Repurchased Shares		For	For		Mgmt
	6	Authorize Issuance of Bonds/Debentures		For	For		Mgmt
	7	Reelect Thierry Desmarest as Director		For	For		Mgmt
	8	Reelect Thierry de Rudder as Director		For	For		Mgmt
	9	Reelect Serge Tchuruk as Director		For	For		Mgmt
	10	Elect Daniel Boeuf as Representative of Employee Shareholders to the Board		For	For		Mgmt
	11	Elect Philippe Marchandise as Representative of Employee Shareholders to the Board		Against	Against		Mgmt
	12	Elect Cyril Mouche as Representative of Employee Shareholders to the Board		Against	Against		Mgmt
	13	Elect Alan Cramer as Representative of Employee Shareholders to the Board		Against	Against		Mgmt
	14	Ratify Ernst & Young Audit as Auditors		For	For		Mgmt
	15	Ratify KPMG Audit as Auditors		For	For		Mgmt
	16	Ratify Pierre Jouanne as Alternate Auditor		For	For		Mgmt
	17	Ratify Jean-Luc Decornoy as Alternate Auditor		For	For		Mgmt
	18	Approve Remuneration of Directors in the Aggregate Amount of EUR 900,000		For	For		Mgmt
Special Business
	19	Approve Stock Option Plan Grants		For	For		Mgmt

The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans and other favorable terms of the plan. A vote in favor of this proposal is recommended.

	20	Authorize Issuance of Equity or Equity-Linked Securities with Preemptive Rights up to Aggregate Nominal Amount of EUR 4 Billion		For	For		Mgmt

This item would allow the company to issue new shares and various debt/equity instruments (e.g., warrants, convertible bonds, bonds with warrants, redeemable bonds, exchangeable bonds) for a period of 26 months. This request represents a potential increase less than 100 percent, which is reasonable for issuances without preemptive rights.

86

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	21	Authorize Issuance of Equity or Equity-Linked Securities without Preemptive Rights up to Aggregate Nominal Amount of EUR 2 Billion		For	For		Mgmt

This item would allow the company to maintain an authority to issue new shares and various debt/equity instruments. As French companys seek issuance authority over a 26 month period, the amount of this request is reasonable for issuances without preemptive rights.

	22	Approve Capital Increase Reserved for Employees Participating in Savings-Related Share Purchase Plan		For	For		Mgmt

The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans and other favorable terms of the plan. A vote in favor of this proposal is recommended.

05/06/04 - A	Trinity Mirror Plc (Formerly Trinity Plc)		G90637102			None		75,551
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Remuneration Report		For	For		Mgmt

This item requests that shareholders approve the company’s compensation policy, as set out in the company’s Remuneration Report. The Combined Code on Corporate Governance recommends that companies consider including this item on AGM agendas and is now required under U.K. law. Seeking annual shareholder approval for a company’s remuneration policy is a positive corporate governance provision. It allows shareholders to express their support or displeasure over how the company pays and provides incentive to its directors and executives in the most direct way possible. Shareholders displeased with a particular remunerative provision may now vote against this item, instead of (or in addition to) voting against a director or the company’s financial statements. It is recommended that shareholders support this item. .

	3	Approve Final Dividend of 12.8 Pence Per Ordinary Share		For	For		Mgmt
	4	Re-elect Peter Birch as Director		For	For		Mgmt
	5	Elect David Ross as Director		For	For		Mgmt
	6	Elect Vijay Vaghela as Director		For	For		Mgmt
	7	Authorise EU Political Donations by MGN Limited up to Aggregate Nominal Amount of GBP 150,000		For	For		Mgmt

87

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

This item would enable the Company to make donations to EU Political Organizations up for a period of up to fifteen months. The resolution is not contentious. Because the Company believes that this authority is necessary to ensure that the Company or its subsidiaries do not unintentionally breach the Political Parties, Elections and Referendums Act 2000, it is recommended that shareholders support this item

	8	Authorise EU Political Donations by Scottish Daily Record and Sunday Mail Limited up to Aggregate Nominal Amount of GBP 150,000		For	For		Mgmt

This item would enable the Company to make donations to EU Political Organizations up for a period of up to fifteen months. The resolution is not contentious. Because the Company believes that this authority is necessary to ensure that the Company or its subsidiaries do not unintentionally breach the Political Parties, Elections and Referendums Act 2000, it is recommended that shareholders support this item

	9	Authorise EU Political Donations by Trinity Mirror Regionals plc up to Aggregate Nominal Amount of GBP 150,000		For	For		Mgmt

This item would enable the Company to make donations to EU Political Organizations up for a period of up to fifteen months. The resolution is not contentious. Because the Company believes that this authority is necessary to ensure that the Company or its subsidiaries do not unintentionally breach the Political Parties, Elections and Referendums Act 2000, it is recommended that shareholders support this item

	10	Re-appoint Deloitte and Touche LLP as Auditors and Authorise Board to Fix Remuneration of Auditors		For	For		Mgmt
	11	Approve the Trinity Mirror Long-Term Incentive Plan 2004		For	For		Mgmt

The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans and other favorable terms of the plan. A vote in favor of this proposal is recommended.

	12	Approve the Trinity Mirror Employees’ Benefit Trust		For	For		Mgmt

88

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans and other favorable terms of the plan. A vote in favor of this proposal is recommended.

	13	Approve the Trinity Mirror Share Incentive Plan		For	For		Mgmt

The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans and other favorable terms of the plan. A vote in favor of this proposal is recommended.

	14	Approve the Extension of the Employees’ Share Schemes to Overseas Employees		For	For		Mgmt

The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans and other favorable terms of the plan. A vote in favor of this proposal is recommended.

	15	Authorise Issuance of Equity or Equity-Linked Securities with Pre-emptive Rights up to Aggregate Nominal Amount of GBP 9,820,000		For	For		Mgmt

This routine capital issuance request would allow the board to issue shares for cash with preemptive rights. The amount of authorized but unissued capital that could be used represents about 33 percent of the currently issued capital. This issuance authority, routinely sought in the United Kingdom, could be used by the company for one year. This is a reasonable issuance request.

	16	Authorise Issuance of Equity or Equity-Linked Securities without Pre-emptive Rights up to Aggregate Nominal Amount of GBP 1,472,500		For	For		Mgmt

This routine capital issuance request would allow the board to issue shares for cash without preemptive rights. The amount that could be used other than in the context of a rights issue, that is for cash, would be limited to five percent of the issued capital. This is a reasonable issuance request.

	17	Authorise 29,450,000 Ordinary Shares for Market Purchase		For	For		Mgmt

Approval of this item would authorize the board to repurchase up to ten percent of the company’s issued capital. The maximum price to be paid for any shares repurchased would be no more than five percent above the average price of the previous ten trading sessions. When timed correctly, repurchases are a legitimate use of corporate funds and can add to long-term shareholder returns.

89

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	18	Approve Increase in Remuneration of Non-Executive Directors from GBP 200,000 to GBP 500,000		For	For		Mgmt

04/15/04 - A	Ubs Ag		H8920M855			None		45,815
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Allocation of Income and Dividends of CHF 2.60 per Share		For	For		Mgmt
	3	Approve Discharge of Board and Senior Management		For	For		Mgmt
	4	Elect Directors		For	For		Mgmt
	4.3	Ratify Ernst and Young as Auditors		For	For		Mgmt
	5.1	Approve CHF 47.6 Million Reduction in Share Capital via Cancellation of Shares		For	For		Mgmt

This item would enable the company to cancel shares repurchased during fiscal 2003/2004. The company proposes to reduce its capital by CHF 47.6 million ($38.5 million), corresponding to 59.5 million shares. The same transaction was undertaken at last year’s AGM where the share capital was reduced by an amount of CHF 60.8 million ($44 million), or 76 million shares. According to Swiss company law, companies are limited to canceling up to 10 percent of their capital. This is a routine request.

	5.2	Authorize Repurchase of Issued Share Capital		For	For		Mgmt

This is the request for shareholder authorization of the management board to purchase a maximum amount of CHF 6 billion ($4.8 billion) in UBS shares, corresponding to approximately 6 percent of the currently issued capital. The same transaction was undertaken at last year’s AGM. This is a reasonable repurchase request.

04/15/04 - A	Ubs Ag		H8920M855			03/10/04		9,168
Meeting for Holders of ADRs
	1	ANNUAL REPORT, GROUP AND PARENT COMPANY ACCOUNTS FOR 2003. REPORTS OF THE GROUP AND STATUTORY AUDITORS		For	For		Mgmt
	2	APPROPRIATION OF RETAINED EARNINGS. DIVIDEND FOR FINANCIAL YEAR 2003		For	For		Mgmt

90

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	3	DISCHARGE OF THE MEMBERS OF THE BOARD OF DIRECTORS AND THE GROUP EXECUTIVE BOARD		For	For		Mgmt
	4	RE-ELECTION OF BOARD MEMBER: SIR PETER DAVIS		For	For		Mgmt
	5	ELECTION OF NEW BOARD MEMBER: STEPHAN HAERINGER		For	For		Mgmt
	6	ELECTION OF NEW BOARD MEMBER: HELMUT PANKE		For	For		Mgmt
	7	ELECTION OF NEW BOARD MEMBER: PETER SPUHLER		For	For		Mgmt
	8	RE-ELECTION OF GROUP AND STATUTORY AUDITORS ERNST & YOUNG LTD., BASEL		For	For		Mgmt
	9	CAPITAL REDUCTION: CANCELLATION OF SHARES REPURCHASED UNDER THE 2003/2004 SHARE BUYBACK PROGRAM AND RESPECTIVE AMENDMENT OF ARTICLE 4 OF THE ARTICLES OF ASSOCIATION		For	For		Mgmt

Items 9-10. These items seek approval of the company’s share repurchase program. As such repurchases are legally limited to 10 percent of share capital, it is recommended that shareholders approve these items.

	10	CAPITAL REDUCTION: APPROVAL OF A NEW 2004/2005 SHARE BUYBACK PROGRAM		For	For		Mgmt
	11	IN CASE OF AD-HOC SHAREHOLDERS MOTIONS DURING THE ANNUAL GENERAL MEETING, I/WE AUTHORIZE MY/OUR PROXY TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS		For	Against		Mgmt
Details of other business items not disclosed.

05/12/04 - A	Unilever N.V.		N8981F156			05/05/04		911
	1	Receive Financial Statements and Report by Remuneration Committe		None	None		Mgmt
	2	Approve Financial Statements and Allocation of Income and Dividends		For	For		Mgmt
	3	Approve Discharge of Board of Directors		For	For		Mgmt
	4	Discussion of Company’s Corporate Governance Report; Amend Articles Re: Adopt One-Tier Board Structure; Enable Shareholders to Override Binding Nominations for Appointment of Directors; Other Changes		For	For		Mgmt

91

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	5	Elect Directors		For	For		Mgmt
	6	Elect Directors		For	For		Mgmt
	7	Approve Remuneration of Non-Executive Directors in an Aggregate Amount of EUR 800,000		For	For		Mgmt
	8	Ratify PricewaterhouseCoopers as Auditors		For	For		Mgmt
	9	Grant Board Authority to Issue All Authorized Yet Unissued Shares Restricting/Excluding Preemptive Rights		For	Against		Mgmt

Item 9 is the proposal to authorize the board to issue all authorized but not yet issued shares (ordinary shares and preferred shares) for a period of 18 months following the date of this meeting. Due to potential excessive dilution of 64.8 percent, a vote against the proposal is recommended.

	10	Authorize Repurchase of Up to Ten Percent of Issued Share Capital		For	For		Mgmt

This item requests that shareholders authorize the management board to purchase company shares for a period of 18 months following the date of this meeting. The authorization would allow for the purchase of shares at a 10-percent discount or premium over market value (i.e., opening price on the Euronext Amsterdam on the day of the purchase). The maximum amount of shares that may be purchased is 10 percent of total share capital. This is a routine proposal in the Netherlands.

	11	Authorize Board to Set Record Date for a Period of Five Years		For	For		Mgmt

Approval of this item would authorize the board to set a record date in connection with general meetings for a period of five years. Through the use of a record date, the board is taking advantage of a 1999 amendment to Dutch law that makes it possible to set a record date in advance of the meeting to establish who is entitled to attend the meeting and to vote. This is a non-contentious request.

	12	Allow Questions		None	None		Mgmt

07/30/03 - A	Vodafone Group PLC		G93882101			None		1,432,747
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Remuneration Report		For	For		Mgmt

92

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

This item requests that shareholders approve the company’s compensation policy, as set out in the company’s Remuneration Report. The Combined Code on Corporate Governance recommends that companies consider including this item on AGM agendas and is now required under U.K. law. Seeking annual shareholder approval for a company’s remuneration policy is a positive corporate governance provision. It allows shareholders to express their support or displeasure over how the company pays and provides incentive to its directors and executives in the most direct way possible. Shareholders displeased with a particular remunerative provision may now vote against this item, instead of (or in addition to) voting against a director or the company’s financial statements. It is recommended that shareholders support this item.

	3	Reelect Lord MacLaurin of Knebworth as Director		For	For		Mgmt
	4	Reelect Kenneth Hydon as Director		For	For		Mgmt
	5	Reelect Thomas Geitner as Director		For	For		Mgmt
	6	Reelect Alec Broers as Director		For	For		Mgmt
	7	Reelect Juergen Schrempp as Director		For	For		Mgmt
	8	Elect John Buchanan as Director		For	For		Mgmt
	9	Approve Final Dividend of 0.8983 Pence Per Share		For	For		Mgmt
	10	Ratify Deloitte and Touche as Auditors		For	For		Mgmt
	11	Authorize Board to Fix Remuneration of Auditors		For	For		Mgmt
	12	Authorize EU Political Donations up to GBP 100,000		For	For		Mgmt

This item would enable the company to make donations to EU Political Organizations up to an aggregate amount of GBP 100,000 ($167,000). The company states that it has no intention of changing its current practice of not making donations to political parties in the EU. This authority would also be subject to shareholder approval, allowing shareholders to oppose the authority if it is abused in any way. Therefore, it is recommended that shareholders support this resolution.

	13	Authorize Issuance of Equity or Equity-Linked Securities with Preemptive Rights up to Aggregate Nominal Amount of USD 900,000,000		For	For		Mgmt

This routine capital issuance request would allow the board to issue shares for cash with preemptive rights. The amount of authorized but unissued capital that could be used represents about 13.2 percent of the currently issued capital. This issuance authority, routinely sought in the United Kingdom, could be used by the company for one year. This is a reasonable issuance request.

93

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	14	Authorize Issuance of Equity or Equity-Linked Securities without Preemptive Rights up to Aggregate Nominal Amount of USD 340,000,000		For	For		Mgmt

This routine capital issuance request would allow the board to issue shares for cash without preemptive rights. The amount that could be used other than in the context of a rights issue, that is for cash, would be limited to five percent of the issued capital. This is a reasonable issuance request.

	15	Authorize 6,800,000,000 Shares for Share Repurchase Program		For	For		Mgmt

Approval of this item would authorize the board to repurchase up to ten percent of the company’s issued capital. The maximum price to be paid for any shares repurchased would be no more than five percent above the average price of the previous ten trading sessions. When timed correctly, repurchases are a legitimate use of corporate funds and can add to long-term shareholder returns.

06/23/04 - A	West Japan Railway Co		J95094108			03/31/04		16
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 2500, Final JY 2500, Special JY 1500		For	For		Mgmt
	2	Amend Articles to: Authorize Share Repurchases at Board’s Discretion		For	For		Mgmt

Because there is no danger that a share repurchase program would lead to a creeping takeover of the company, nor is the free float low enough to raise concerns about liquidity for remaining shareholders, there is no compelling reason to oppose this amendment to the company’s articles.

	3	Elect Directors		For	For		Mgmt
	3.1	Elect Director		For
	3.2	Elect Director		For
	3.3	Elect Director		For
	3.4	Elect Director		For
	3.5	Elect Director		For
	3.6	Elect Director		For
	3.7	Elect Director		For
	3.8	Elect Director		For
	3.9	Elect Director		For
	4	Appoint Internal Statutory Auditor		For	Against		Mgmt

94

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

Given the realities of Japanese business and the potential for conflicts of interest among those with long-standing ties to companies, their affiliates and their regulators, the nominee for independent auditor is not in the best position to fulfill the role of independent monitor of the company’s activities on behalf of all shareholders.

05/17/04 - A	WILLIAM HILL PLC		G9645P117			None		186,006
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Remuneration Report		For	For		Mgmt

This item requests that shareholders approve the company’s compensation policy, as set out in the company’s Remuneration Report. The Combined Code on Corporate Governance recommends that companies consider including this item on AGM agendas and is now required under U.K. law. Seeking annual shareholder approval for a company’s remuneration policy is a positive corporate governance provision. It allows shareholders to express their support or displeasure over how the company pays and provides incentive to its directors and executives in the most direct way possible. Shareholders displeased with a particular remunerative provision may now vote against this item, instead of (or in addition to) voting against a director or the company’s financial statements. It is recommended that shareholders support this item.

	3	Approve Final Dividend of 9 Pence Per Ordinary Share		For	For		Mgmt
	4	Re-elect David Allvey as Director		For	For		Mgmt
	5	Re-elect Barry Gibson as Director		For	For		Mgmt
	6	Re-appoint Deloitte and Touche LLP as Auditors of the Company		For	For		Mgmt
	7	Authorise Board to Fix Remuneration of the Auditors		For	For		Mgmt
	8	Amend the 2004 Senior Management Operating Bonus Scheme, the William Hill Executive Director Incentive Plan, the William Hill Long Term Incentive Plan and the William Hill SAYE Share Option Schemes		For	For		Mgmt

The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans and other favorable terms of the plan. A vote in favor of this proposal is recommended.

	9	Authorise Issuance of Equity or Equity-Linked Securities with Pre-emptive Rights up to Aggregate Nominal Amount of GBP 14,060,370		For	For		Mgmt

95

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	10	Amend Articles of Association Re: Disapplication of Pre-emptive Rights		For	For		Mgmt
The item proposes to amend the Company’s articles of association to reflect share issuances. This is a non-contentious technical change that warrants shareholder support.
	11	Amend Articles of Association Re: Treasury Shares		For	For		Mgmt
The item proposes to amend the Company’s articles of association to reflect treasury shares. This is a common request that warrants shareholder support.
	12	Authorise Issuance of Equity or Equity-Linked Securities without Pre-emptive Rights up to Aggregate Nominal Amount Equal to Five Percent of the Issued Share Capital		For	For		Mgmt

This routine capital issuance request would allow the board to issue shares for cash without preemptive rights. The amount that could be used other than in the context of a rights issue, that is for cash, would be limited to five percent of the issued capital. This is a reasonable issuance request.

	13	Authorise 42,811,111 Ordinary Shares for Market Purchase		For	For		Mgmt

Approval of this item would authorize the board to repurchase up to ten percent of the company’s issued capital. The maximum price to be paid for any shares repurchased would be no more than five percent above the average price of the previous ten trading sessions. When timed correctly, repurchases are a legitimate use of corporate funds and can add to long-term shareholder returns.

06/24/04 - A	Yamaha Motor Co. Ltd.		J95776126			03/31/04		12,000
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 5, Final JY 7, Special JY 0		For	For		Mgmt
	2	Amend Articles to: Change Fiscal Year End - Authorize Share Repurchases at Board’s Discretion		For	Against		Mgmt

Parent company Yamaha Corp. holds 23.62%. The company does not have especially large shareholdings by banks or insurance companies, and so is unlikely to be subject to significant selling pressure as those financial institutions reduce their corporate shareholdings. Because allowing the company to repurchase shares solely at the board’s discretion is not in shareholders’ interest, it is recommended that shareholders oppose the whole resolution.

96

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	3	Elect Directors		For	For		Mgmt
	4	Appoint Internal Statutory Auditor		For	For		Mgmt
	5	Approve Executive Stock Option Plan		For	For		Mgmt

The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans and other favorable terms of the plan. A vote in favor of this proposal is recommended.

	6	Approve Retirement Bonuses for Directors		For	For		Mgmt

04/16/04 - A	Zurich Financial Services AG (Formerly Zurich Allied Ag)		H9870Y105			None		18,777
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Allocation of Income and Omission of Dividends		For	For		Mgmt
	3	Approve CHF 360 Million Reduction in Share Capital		For	For		Mgmt

In place of an allocation to dividends, the board proposes a repayment of CHF 2.50 ($2.00) as a result of lowering par value from CHF 9.00 ($7.25) to CHF 6.50 ($5.23). With the new par value, issued capital will be decreased by CHF 360 million ($290 million), from CHF 1,269 million ($1022 million) to CHF 936 million ($754 million). The company currently believes that its current growth is insufficient to enable the payment of a dividend. Since the board wishes to maintain a payment to shareholders, it proposes lowering the par value to execute the reimbursement. Share repayment, which is part of a growing trend in Switzerland, is a direct result of the increasing criticism of excess cash reserves that had long been acceptable under Swiss practices.

	4	Approve Discharge of Board and Senior Management		For	For		Mgmt
	5	Elect Directors		For	For		Mgmt
	5.2	Reelect PricewaterhouseCoopers AG as Auditors		For	For		Mgmt

97

Vote Summary Report

Jul 01, 2003 - Jun 30, 2004

SSgA AGGRESSIVE EQUITY FUND - 2D23

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/03/04 - A	AFLAC Incorporated *AFL*		001055102			02/25/04		56,400
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Daniel P. Amos		For
	1.2	Elect Director John Shelby Amos II		For
	1.3	Elect Director Michael H. Armacost		For
	1.4	Elect Director Kriss Cloninger III		For
	1.5	Elect Director Joe Frank Harris		For
	1.6	Elect Director Elizabeth J. Hudson		For
	1.7	Elect Director Kenneth S. Janke, Sr.		For
	1.8	Elect Director Douglas W. Johnson		For
	1.9	Elect Director Robert B. Johnson		For
	1.10	Elect Director Charles B. Knapp		For
	1.11	Elect Director Hidefumi Matsui		For
	1.12	Elect Director Nobuhiro Mori		For
	1.13	Elect Director E. Stephen Purdom, M.D.		For
	1.14	Elect Director Barbara K. Rimer, Ph.D.		For
	1.15	Elect Director Marvin R. Schuster		For
	1.16	Elect Director Glenn Vaughn, Jr.		For
	1.17	Elect Director Robert L. Wright		For
	2	Approve Omnibus Stock Plan		For	For		Mgmt
The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans, and the reasonable terms of the plan.
	3	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

05/11/04 - A	Altera Corp. *ALTR*		021441100			03/16/04		64,400
	1	Elect Directors		For	For		Mgmt
	2	Amend Stock Option Plan		For	Against		Mgmt
The initiative cannot be supported due to the total level of potential dilution under all plans.
	3	Amend Employee Stock Purchase Plan		For	For		Mgmt

The plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

Mgmt Rec - Company Management Recommended Vote

1

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	4	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	5	Approve Option Expensing		Against	Against		ShrHoldr

05/21/04 - A	Aon Corp. *AOC*		037389103			03/24/04		44,800
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Patrick G. Ryan		For
	1.2	Elect Director Edgar D. Jannotta		For
As per SSGA, Edgar D. Jannotta is stepping down from the Nominating Committee.
	1.3	Elect Director Jan Kalff		For
	1.4	Elect Director Lester B. Knight		For
	1.5	Elect Director J. Michael Losh		For
	1.6	Elect Director R. Eden Martin		For
	1.7	Elect Director Andrew J. McKenna		For
	1.8	Elect Director Robert S. Morrison		For
	1.9	Elect Director Richard C. Notebaert		For
	1.10	Elect Director Michael D. O’Halleran		For
	1.11	Elect Director John W. Rogers, Jr.		For
	1.12	Elect Director Gloria Santona		For
	1.13	Elect Director Carolyn Y. Woo		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

05/19/04 - A	AT&T Corp. *T*		001957505			03/25/04		17,460
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Approve Omnibus Stock Plan		For	For		Mgmt
The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans, and the reasonable terms of the plan.
	4	Establish Term Limits for Directors		Against	Against		ShrHoldr
	5	Submit Shareholder Rights Plan (Poison Pill) to Shareholder Vote		Against	For		ShrHoldr
Because shareholder rights plans greatly alter the balance of power between shareholders and management, shareholders should be allowed to make their own evaluation of such plans.

2

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	6	Separate Chairman and CEO Positions		Against	Against		ShrHoldr
	7	Report on Executive Compensation		Against	Against		ShrHoldr

02/26/04 - A	Avaya Inc *AV*		053499109			12/31/03		42,800
	1	Elect Directors		For	For		Mgmt
	2	Approve Omnibus Stock Plan		For	Against		Mgmt
The initiative cannot be supported due to the total level of potential dilution under all plans.
	3	Limit Awards to Executives		Against	Against		ShrHoldr

05/06/04 - A	Avon Products, Inc. *AVP*		054303102			03/15/04		32,300
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Edward T. Fogarty		For
	1.2	Elect Director Susan J. Kropf		For
	1.3	Elect Director Maria Elena Lagomasino		Withhold
WITHHOLD votes from Maria Elena Lagomasino for standing as an affiliated outsider on the Compensation and Nominating committees.
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Increase Authorized Common Stock		For	For		Mgmt
The size of the increase (88%) requested falls within guidelines.
	4	Declassify the Board of Directors		Against	For		ShrHoldr

Classified boards serve to entrench management and discourage bidders by preventing replacement of the board in one year. In addition, shareholders are prevented from removing board members who are not acting in the best interest of shareholders until their term is completed.

	5	Report on Feasibility of Removing Parabens from Company Products		Against	Against		ShrHoldr
	6	Report on Feasibility of Removing Dibutyl Phthalate from Company Products		Against	Against		ShrHoldr

04/21/04 - A	Burlington Resources Inc. *BR*		122014103			02/23/04		16,000
	1	Elect Directors		For	Split		Mgmt

3

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.1	Elect Director Barbara T. Alexander		For
	1.2	Elect Director Reuben V. Anderson		For
	1.3	Elect Director Laird I. Grant		For
	1.4	Elect Director Robert J. Harding		For
	1.5	Elect Director John T. LaMacchia		For
	1.6	Elect Director Randy L. Limbacher		For
	1.7	Elect Director James F. McDonald		For
	1.8	Elect Director Kenneth W. Orce		Withhold

WITHHOLD votes from Walter Scott, Jr. for standing as an affiliated outsider on the Compensation and Nominating committees, and Kenneth W. Orce for standing as an affiliated outsider on the Nominating Committee.

	1.9	Elect Director Donald M. Roberts		For
	1.10	Elect Director James A. Runde		For
	1.11	Elect Director John F. Schwarz		For
	1.12	Elect Director Walter Scott, Jr.		Withhold

WITHHOLD votes from Walter Scott, Jr. for standing as an affiliated outsider on the Compensation and Nominating committees, and Kenneth W. Orce for standing as an affiliated outsider on the Nominating Committee.

	1.13	Elect Director Bobby S. Shackouls		For
	1.14	Elect Director Steven J. Shapiro		For
	1.15	Elect Director William E. Wade, Jr.		For
	2	Approve Increase in Common Stock and a Stock Split		For	For		Mgmt
	3	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

04/29/04 - A	Capital One Financial Corp. *COF*		14040H105			02/29/04		29,800
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Approve Omnibus Stock Plan		For	Against		Mgmt

4

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

The initiative cannot be supported due to the total level of potential dilution under all plans.

04/28/04 - A	CIGNA Corp. *CI*		125509109			03/01/04		7,900
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Robert H. Campbell		For
	1.2	Elect Director Jane E. Henney, M.D.		For
	1.3	Elect Director Charles R. Shoemate		For
	1.4	Elect Director Louis W. Sullivan, M.D.		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

11/11/03 - A	Cisco Systems, Inc. *CSCO*		17275R102			09/12/03		63,900
	1	Elect Directors		For	For		Mgmt
	2	Amend Employee Stock Purchase Plan		For	For		Mgmt

The plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	3	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
Shareholder Proposals
	4	Report on Company Products Used by the Government to Monitor the Internet		Against	Against		ShrHoldr
	5	Report on Pay Disparity		Against	Against		ShrHoldr

08/27/03 - A	Computer Associates International, Inc. *CA*		204912109			07/02/03		44,300
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Russell M. Artzt		For
	1.2	Elect Director Kenneth Cron		For
	1.3	Elect Director Alfonse M. D’Amato		For
	1.4	Elect Director Gary J. Fernandes		For
	1.5	Elect Director Sanjay Kumar		For
	1.6	Elect Director Robert E. La Blanc		For
	1.7	Elect Director Jay W. Lorsch		For
	1.8	Elect Director Lewis S. Ranieri		For

5

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.9	Elect Director Walter P. Schuetze		For
	1.10	Elect Director Alex Serge Vieux		For
	2	Approve Non-Employee Director Omnibus Stock Plan		For	For		Mgmt
	3	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

12/16/03 - A	Comverse Technology, Inc. *CMVT*		205862402			10/28/03		98,700
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Kobi Alexander		For
	1.2	Elect Director Raz Alon		For
	1.3	Elect Director Itsik Danziger		For
	1.4	Elect Director John H. Friedman		For
	1.5	Elect Director Ron Hiram		For
	1.6	Elect Director Sam Oolie		For
	1.7	Elect Director William F. Sorin		For
	2	Amend Employee Stock Purchase Plan		For	For		Mgmt

The plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	3	Approve Executive Incentive Bonus Plan		For	For		Mgmt
Compliance with 162(m) would preserve the full deductibility of all compensation paid under the plan and would ultimately reduce the company’s corporate tax obligation.
	4	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

09/25/03 - A	Conagra Foods Inc. *CAG*		205887102			07/31/03		58,700
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director David H. Batchelder		For
	1.2	Elect Director Robert A. Krane		For
	1.3	Elect Director Mark H. Rauenhorst		For
	1.4	Elect Director Bruce Rohde		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

6

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

Shareholder Proposals
	4	Genetically Modified Organisms (GMO)		Against	Against		ShrHoldr
	5	Modify Current and Future Stock Option Plans		Against	Against		ShrHoldr
	6	Submit Shareholder Rights Plan (Poison Pill) to Shareholder Vote		Against	For		ShrHoldr
Because shareholder rights plans greatly alter the balance of power between shareholders and management, shareholders should be allowed to make their own evaluation of such plans.

01/09/04 - S	Countrywide Financial Corp. *CFC*		222372104			11/28/03		16,700
	1	Increase Authorized Common Stock		For	For		Mgmt

The number of additional authorized common shares sought in this proposal exceeds guidelines (108%). The company declared a 4-for-3 stock split, in which 46 million common shares will be distributed on Dec. 17, 2003 to shareholders.

06/16/04 - A	Countrywide Financial Corp. *CFC*		222372104			04/19/04		24,699
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Henry G. Cisneros		For
	1.2	Elect Director Robert J. Donato		For
	1.3	Elect Director Michael E. Dougherty		For
	1.4	Elect Director Martin R. Melone		For
	1.5	Elect Director Harley W. Snyder		For
	2	Amend Omnibus Stock Plan		For	For		Mgmt

The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans is within the allowable cap of 15%, and the reasonable terms of the plan.

02/25/04 - A	Deere & Co. *DE*		244199105			12/31/03		16,400
	1	Elect Directors		For	For		Mgmt

04/21/04 - A	Doral Financial Corp. *DRL*		25811P100			03/12/04		55,016
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Richard F. Bonini		For
	1.2	Elect Director Edgar M. Cullman, Jr		Withhold
Edgar M. Cullman, Jr is an affiliated outsider on the audit committee.

7

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.3	Elect Director John L. Ernst		For
	1.4	Elect Director Peter A. Hoffman		For
	1.5	Elect Director Efraim Kier		For
	1.6	Elect Director Salomon Levis		For
	1.7	Elect Director Zoila Levis		For
	1.8	Elect Director Harold D. Vicente		For
	1.9	Elect Director John B. Hughes		For
	2	Increase Authorized Common Stock		For	Against		Mgmt
The number of additional authorized common shares sought in this proposal exceeds guidelines (150%). The company has not offered a specific purpose for the additional shares.
	3	Increase Authorized Preferred Stock		For	Against		Mgmt
The number of additional authorized common shares sought in this proposal exceeds guidelines (300%). The company has not offered a specific purpose for the additional shares.
	4	Approve Omnibus Stock Plan		For	For		Mgmt
The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans, and the reasonable terms of the plan.
	5	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

04/28/04 - A	Downey Financial Corp. *DSL*		261018105			02/27/04		33,700
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Brent McQuarrie		For
	1.2	Elect Director James H. Hunter		For
	1.3	Elect Director Marangal I. Domingo		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

05/05/04 - A	EMC Corp. *EMC*		268648102			03/08/04		93,900
	1	Elect Directors		For	For		Mgmt
	2	Amend Omnibus Stock Plan		For	For		Mgmt

8

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans, and the reasonable terms of the plan.
	3	Amend Employee Stock Purchase Plan		For	For		Mgmt

The plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	4	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	5	Limit Executive Compensation		Against	Against		ShrHoldr

05/14/04 - A	Entergy Corp. *ETR*		29364G103			03/17/04		18,200
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Submit Severance Agreement (Change-in-Control) to Shareholder Vote		Against	Against		ShrHoldr
	4	Restore or Provide for Cumulative Voting		Against	Against		ShrHoldr
Cumulative voting permits a director to be elected who would represent and further a special interest as opposed to acting for the benefit of all shareholders.
	5	Prohibit Awards to Executives		Against	Against		ShrHoldr

04/27/04 - A	Exelon Corp. *EXC*		30161N101			03/01/04		22,600
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Nicholas DeBenedictis		For
	1.2	Elect Director G. Fred Dibona, Jr.		For
	1.3	Elect Director Sue L. Gin		For
	1.4	Elect Director Edgar D. Jannotta		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Approve Executive Incentive Bonus Plan		For	For		Mgmt
Compliance with 162(m) would preserve the full deductibility of all compensation paid under the plan and would ultimately reduce the company’s corporate tax obligation.

9

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/05/04 - A	ExpressJet Holding, Inc. *XJT*		30218U108			03/17/04		32,618
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Kim A. Fadel		For
	1.2	Elect Director L.E. Simmons		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Other Business		None	Against		Mgmt
Details of other business items not disclosed

05/25/04 - A	Fannie Mae *FNM*		313586109			04/06/04		22,500
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Stephen B. Ashley		For
	1.2	Elect Director Kenneth M. Duberstein		For
	1.3	Elect Director Thomas P. Gerrity		For
	1.4	Elect Director Timothy Howard		For
	1.5	Elect Director Ann Korologos		For
	1.6	Elect Director Frederic V. Malek		For
	1.7	Elect Director Donald B. Marron		For
	1.8	Elect Director Daniel H. Mudd		For
	1.9	Elect Director Anne M. Mulcahy		For
	1.10	Elect Director Joe K. Pickett		For
	1.11	Elect Director Leslie Rahl		For
	1.12	Elect Director Franklin D. Raines		For
	1.13	Elect Director H. Patrick Swygert		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Amend Employee Stock Purchase Plan		For	For		Mgmt

The plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	4	Provide for Cumulative Voting		Against	Against		ShrHoldr
Cumulative voting permits a director to be elected who would represent and further a special interest as opposed to acting for the benefit of all shareholders.

10

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

09/29/03 - A	FedEx Corporation *FDX*		31428X106			08/04/03		23,300
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director August A. Busch IV		For
	1.2	Elect Director John A. Edwardson		For
	1.3	Elect Director George J. Mitchell		For
	1.4	Elect Director Joshua I. Smith		For
	2	Approve Omnibus Stock Plan		For	For		Mgmt
The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans, and the reasonable terms of the plan.
	3	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
Shareholder Proposal
	4	Declassify the Board of Directors		Against	For		ShrHoldr

Classified boards serve to entrench management and discourage bidders by preventing replacement of the board in one year. In addition, shareholders are prevented from removing board members who are not acting in the best interest of shareholders until their term is completed.

04/20/04 - A	First Horizon National Corp *FHN*		337162101			02/27/04		33,100
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Robert C. Blattberg		For
	1.2	Elect Director J. Kenneth Glass		For
	1.3	Elect Director Michael D. Rose		For
	1.4	Elect Director Luke Yancy III		Withhold
WITHHOLD votes from Luke Yancy III for standing as an affiliated outsider on the Audit Committee.
	1.5	Elect Director Mary F. Sammons		For
	2	Change Company Name		For	For		Mgmt

This proposal seeks shareholder support of a change in the company’s name. In this case there is little danger that sales would suffer due to loss of name recognition and associated goodwill. Since it is unlikely that adoption of this proposal will have a negative impact on the financial position of the company, this proposal can be supported.

	3	Amend Omnibus Stock Plan		For	Against		Mgmt

11

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

The initiative cannot be supported due to the total level of potential dilution under all plans.
	4	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

06/01/04 - A	Flagstar Bancorp, Inc. *FBC*		337930101			04/16/04		16,260
	1	Elect Directors		For	For		Mgmt

05/13/04 - A	Ford Motor Company *F*		345370860			03/17/04		123,900
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director John R. H. Bond		Withhold
WITHHOLD votes from John R. H. Bond and Robert E. Rubin for standing as affiliated outsiders on the Compensation and Nominating committees.
	1.2	Elect Director Stephen G. Butler		For
	1.3	Elect Director Kimberly A. Casiano		For
	1.4	Elect Director Edsel B. Ford II		For
	1.5	Elect Director William Clay Ford		For
	1.6	Elect Director William Clay Ford, Jr.		For
	1.7	Elect Director Irvine O. Hockaday, Jr.		For
	1.8	Elect Director Marie-Josee Kravis		For
	1.9	Elect Director Richard A. Manoogian		For
	1.10	Elect Director Ellen R. Marram		For
	1.11	Elect Director Homer A. Neal		For
	1.12	Elect Director Jorma Ollila		For
	1.13	Elect Director Carl E. Reichardt		For
	1.14	Elect Director Robert E. Rubin		Withhold
	1.15	Elect Director Nicholas V. Scheele		For
	1.16	Elect Director John L. Thornton		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Increase Disclosure of Executive Compensation		Against	Against		ShrHoldr
	4	Establish Other Board Committee		Against	Against		ShrHoldr
	5	Prohibit Awards to Executives		Against	Against		ShrHoldr

12

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	6	Amend By Laws Relating to Board Independence		Against	Against		ShrHoldr
	7	Report on Greenhouse Gas Emissions		Against	Against		ShrHoldr

08/11/03 - A	Forest Laboratories, Inc. *FRX*		345838106			06/20/03		34,000
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Howard Solomon		For
	1.2	Elect Director William J. Candee, III		For
	1.3	Elect Director George S. Cohan		For
	1.4	Elect Director Dan L. Goldwasser		For
	1.5	Elect Director Lester B. Salans, M.D.		For
	1.6	Elect Director Kenneth E. Goodman		For
	1.7	Elect Director Phillip M. Satow		Withhold
WITHHOLD votes from Phillip M. Satow for standing as an affiliated outsider on the Audit Committee.
	2	Increase Authorized Common Stock		For	Against		Mgmt
The number of additional authorized common shares sought in this proposal exceeds guidelines (300%). The company has not offered a specific purpose for the additional shares.
	3	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

04/30/04 - A	GreenPoint Financial Corp. *GPT*		395384100			03/19/04		47,300
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Bharat B. Bhatt		For
	1.2	Elect Director J. Thomas Presby		For
	1.3	Elect Director Robert F. Vizza		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

08/04/03 - A	GTECH Holdings Corp. *GTK*		400518106			06/13/03		17,300
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Burnett W. Donoho		For

13

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.2	Elect Director James F. McCann		For
	1.3	Elect Director W. Bruce Turner		For
WITHHOLD votes from W. Bruce Turner for standing as an insider on the Nominating Committee.
	2	Approve Executive Incentive Bonus Plan		For	For		Mgmt
Compliance with 162(m) would preserve the full deductibility of all compensation paid under the plan and would ultimately reduce the company’s corporate tax obligation.
	3	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

05/20/04 - A	Hasbro, Inc. *HAS*		418056107			03/31/04		16,000
	1	Elect Directors		For	For		Mgmt
	2	Approve Executive Incentive Bonus Plan		For	For		Mgmt
Compliance with 162(m) would preserve the full deductibility of all compensation paid under the plan and would ultimately reduce the company’s corporate tax obligation.
	3	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	4	Implement and Monitor Code of Corporate Conduct - ILO Standards		Against	Against		ShrHoldr

05/04/04 - A	ITT Educational Services, Inc. *ESI*		45068B109			03/05/04		53,400
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Rene R. Champagne		For
	1.2	Elect Director John F. Cozzi		For
	1.3	Elect Director James D. Fowler, Jr.		For
	1.4	Elect Director Harris N. Miller		For
	2	Increase Authorized Common Stock		For	Against		Mgmt
The number of additional authorized common shares sought in this proposal exceeds guidelines (133%). The company has not offered a specific purpose for the additional shares.

14

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/22/04 - A	Johnson & Johnson *JNJ*		478160104			02/24/04		37,000
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Cease Charitable Contributions		Against	Against		ShrHoldr

05/25/04 - A	JPMorgan Chase & Co. *JPM*		46625H100			04/02/04		17,700
	1	Approve Merger Agreement		For	For		Mgmt

JPM shareholders will own approximately 58 percent of the company and maintain management control with Mr. Harrison serving as the CEO for two years until Mr. Dimon takes over that role. The board composition will be split equally. J.P. Morgan determined that board participation at this level for Bank One was a condition to the deal. Considering the relatively low premium to comparable transactions, strategic importance of the deal to both firms, and the potential cost savings, the board and management tradeoffs appear balanced. In aggregate, the deal presents a compelling case for both J.P. Morgan and Bank One shareholders due to the strategic benefits of the transactions, improved competitive position, cost synergies and the possibility of additional revenue opportunities.

	2	Elect Directors		For	For		Mgmt
	3	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	4	Amend Executive Incentive Bonus Plan		For	For		Mgmt
Compliance with 162(m) would preserve the full deductibility of all compensation paid under the plan and would ultimately reduce the company’s corporate tax obligation.
	5	Adjourn Meeting		For	Against		Mgmt

In this case, shareholders already have enough information to make their vote decisions. Once their votes have been cast, there is no justification for spending more money to continue pressing shareholders for more votes.

	6	Establish Term Limits for Directors		Against	Against		ShrHoldr
	7	Charitable Contributions		Against	Against		ShrHoldr
	8	Political Contributions		Against	Against		ShrHoldr
	9	Separate Chairman and CEO Positions		Against	Against		ShrHoldr
	10	Provide Adequate Disclosure for over the counter Derivatives		Against	Against		ShrHoldr

15

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	11	Auditor Independence		Against	Against		ShrHoldr
	12	Submit Non-Employee Director Compensation to Vote		Against	Against		ShrHoldr
	13	Report on Pay Disparity		Against	Against		ShrHoldr

07/30/03 - A	McKesson Corp. *MCK*		58155Q103			06/03/03		41,300
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
Shareholder Proposal
	3	Submit Severance Agreement (Change-in-Control) to Shareholder Vote		Against	Against		ShrHoldr
The compensation commitee consists of only independent directors.

04/27/04 - A	Merck & Co., Inc. *MRK*		589331107			02/24/04		13,700
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Declassify the Board of Directors		For	For		Mgmt
	4	Prohibit Awards to Executives		Against	Against		ShrHoldr
	5	Develop Ethical Criteria for Patent Extension		Against	Against		ShrHoldr
	6	Link Executive Compensation to Social Issues		Against	Against		ShrHoldr
	7	Report on Political Contributions		Against	Against		ShrHoldr
	8	Report on Operational Impact of HIV/AIDS, TB, and Malaria Pandemic		Against	Against		ShrHoldr

06/23/04 - A	Micromuse Inc. *MUSE*		595094103			05/03/04		165,800
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director John C. Bolger		For
	1.2	Elect Director Michael E.W. Jackson		For
	1.3	Elect Director Kathleen M.H. Wallman		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

16

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

11/11/03 - A	Microsoft Corp. *MSFT*		594918104			09/12/03		65,500
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director William H. Gates, III		For
	1.2	Elect Director Steven A. Ballmer		For
	1.3	Elect Director James I. Cash, Jr., Ph.D.		For
	1.4	Elect Director Raymond V. Gilmartin		For
	1.5	Elect Director Ann McLaughlin Korologos		For
	1.6	Elect Director David F. Marquardt		For
	1.7	Elect Director Charles H. Noski		For
	1.8	Elect Director Dr. Helmut Panke		For
	1.9	Elect Director Wm. G. Reed, Jr.		For
	1.10	Elect Director Jon A. Shirley		Withhold
WITHHOLD votes from Jon A. Shirley for standing as an affiliated outsider on the Audit Committee.
	2	Amend Omnibus Stock Plan		For	Against		Mgmt
The initiative cannot be supported due to the total level of potential dilution under all plans.
	3	Amend Non-Employee Director Stock Option Plan		For	Against		Mgmt
The plan allows for NSO’s to be granted at less than FMV.
Shareholder Proposal
	4	Refrain from Giving Charitable Contributions		Against	Against		ShrHoldr

04/27/04 - A	National City Corp. *NCC*		635405103			03/05/04		53,800
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director John E. Barfield		For
	1.2	Elect Director James S. Broadhurst		For
	1.3	Elect Director John W. Brown		For
	1.4	Elect Director Christopher M. Connor		For
	1.5	Elect Director David A. Daberko		For
	1.6	Elect Director Joseph T. Gorman		For
	1.7	Elect Director Bernadine P. Healy		For
	1.8	Elect Director Paul A. Ormond		For
	1.9	Elect Director Robert A. Paul		For
	1.10	Elect Director Gerald L. Shaheen		For

17

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.11	Elect Director Jerry Sue Thornton		For
	1.12	Elect Director Morry Weiss		For
	2	Approve Omnibus Stock Plan		For	For		Mgmt
The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans, and the reasonable terms of the plan.
	3	Amend Executive Incentive Bonus Plan		For	For		Mgmt
Compliance with 162(m) would preserve the full deductibility of all compensation paid under the plan and would ultimately reduce the company’s corporate tax obligation.
	4	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

04/28/04 - A	National Commerce Financial Corporation *NCF*		63545P104			03/01/04		64,600
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Blake P. Garrett, Jr.		For
	1.2	Elect Director Thomas M. Garrott		For
	1.3	Elect Director C. Dan Joyner		For
	1.4	Elect Director W. Neely Mallory, Jr.		For
	1.5	Elect Director Eric B. Munson		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

04/30/04 - A	Occidental Petroleum Corp. *OXY*		674599105			03/03/04		50,700
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Amend Non-Employee Director Restricted Stock Plan		For	For		Mgmt
	4	Prohibit Awards to Executives		Against	Against		ShrHoldr

05/14/04 - A	Pactiv Corp. *PTV*		695257105			03/19/04		43,800
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Larry D. Brady		For

18

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.2	Elect Director K. Dane Brooksher		For
	1.3	Elect Director Robert J. Darnall		For
	1.4	Elect Director Mary R. (Nina) Henderson		For
	1.5	Elect Director Roger B. Porter		For
	1.6	Elect Director Richard L. Wambold		For
	1.7	Elect Director Norman H. Wesley		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

06/02/04 - A	Polycom, Inc. *PLCM*		73172K104			04/09/04		59,200
	1	Elect Directors		For	For		Mgmt
	2	Approve Omnibus Stock Plan		For	Against		Mgmt

The initiative cannot be supported due to the trend of recent option grants, the size of the requested authorization, the total level of potential dilution under all plans, and other terms of the plan.

	3	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

08/13/03 - A	Precision Castparts Corp. *PCP*		740189105			06/20/03		53,500
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Mark Donegan		For
	1.2	Elect Director William C. McCormick		For
	1.3	Elect Director Vernon E. Oechsle		For
	2	Amend Employee Stock Purchase Plan		For	For		Mgmt

The plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

08/26/03 - A	QLogic Corp. *QLGC*		747277101			07/01/03		19,000
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director H.K. Desai		For
	1.2	Elect Director Larry R. Carter		For
	1.3	Elect Director James R. Fiebiger		For
	1.4	Elect Director Balakrishnan S. Iyer		For

19

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.5	Elect Director Carol L. Miltner		For
	1.6	Elect Director George D. Wells		For
	2	Amend Omnibus Stock Plan		For	For		Mgmt
The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans, and the reasonable terms of the plan.
	3	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

06/08/04 - A	Saks Incorporated *SKS*		79377W108			04/01/04		131,100
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Stanton J. Bluestone		Withhold
WITHHOLD votes from Stanton J. Bluestone for standing as an affiliated outsider on the Audit Committee and from Donald E. Hess for standing as an affiliated outsider on the Compensation Committee.
	1.2	Elect Director Robert B. Carter		For
	1.3	Elect Director Julius W. Erving		For
	1.4	Elect Director Donald E. Hess		Withhold
	1.5	Elect Director George L. Jones		For
	1.6	Elect Director Stephen I. Sadove		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Approve Omnibus Stock Plan		For	For		Mgmt

The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans is within the allowable cap of 15%, and the reasonable terms of the plan.

	4	Declassify the Board of Directors		Against	For		ShrHoldr

Classified boards serve to entrench management and discourage bidders by preventing replacement of the board in one year. In addition, shareholders are prevented from removing board members who are not acting in the best interest of shareholders until their term is completed.

	5	Provide for Cumulative Voting		Against	Against		ShrHoldr
Cumulative voting permits a director to be elected who would represent and further a special interest as opposed to acting for the benefit of all shareholders.

20

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

10/21/03 - S	Short-Term Investments Trust		825252406			07/25/03		185,880
	1	Elect Directors		For	For		Mgmt

04/20/04 - A	Sprint Corp. *FON*		852061100			02/20/04		115,200
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Performance- Based/Indexed Options		Against	Against		ShrHoldr
SSGA supports performanced-based compensation.
	4	Limit Executive Compensation		Against	Against		ShrHoldr
	5	Separate Chairman and CEO Positions		Against	Against		ShrHoldr
	6	Report on Foreign Outsourcing		Against	Against		ShrHoldr

04/20/04 - A	Sprint Corp. *FON*		852061506			02/20/04		92,500
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Performance- Based/Indexed Options		Against	Against		ShrHoldr
SSGA supports performanced-based compensation.
	4	Limit Executive Compensation		Against	Against		ShrHoldr
	5	Separate Chairman and CEO Positions		Against	Against		ShrHoldr
	6	Report on Foreign Outsourcing		Against	Against		ShrHoldr

05/06/04 - A	Sunoco, Inc. *SUN*		86764P109			02/10/04		35,500
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Robert J. Darnall		For
	1.2	Elect Director John G. Drosdick		For
	1.3	Elect Director Ursula F. Fairbairn		For
	1.4	Elect Director Thomas P. Gerrity		For
	1.5	Elect Director Rosemarie B. Greco		For
	1.6	Elect Director James G. Kaiser		For
	1.7	Elect Director Robert D. Kennedy		For
	1.8	Elect Director Richard H. Lenny		For
	1.9	Elect Director Norman S. Matthews		For
	1.10	Elect Director R. Anderson Pew		For

21

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.11	Elect Director G. Jackson Ratcliffe		For
	1.12	Elect Director John W. Rowe		For
	1.13	Elect Director John K. Wulff		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

06/02/04 - A	The DirecTV Group, Inc *DTV*		25459L106			04/14/04		10,900
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director K. Rupert Murdoch		For
	1.2	Elect Director Neil R. Austrian		For
	1.3	Elect Director Charles R. Lee		For
	2	Approve Omnibus Stock Plan		For	For		Mgmt
The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans, and the reasonable terms of the plan.
	3	Approve Executive Incentive Bonus Plan		For	For		Mgmt
Compliance with 162(m) would preserve the full deductibility of all compensation paid under the plan and would ultimately reduce the company’s corporate tax obligation.
	4	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

05/12/04 - A	The Gap, Inc. *GPS*		364760108			03/15/04		27,800
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Approve Executive Incentive Bonus Plan		For	For		Mgmt
Compliance with 162(m) would preserve the full deductibility of all compensation paid under the plan and would ultimately reduce the company’s corporate tax obligation.
	4	Limit Executive Compensation		Against	Against		ShrHoldr

22

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/20/04 - A	The Hartford Financial Services Group, Inc. *HIG*		416515104			03/22/04		33,400
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Limit Executive Compensation		Against	Against		ShrHoldr

03/31/04 - A	The Pantry, Inc. *PTRY*		698657103			02/12/04		15,862
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Peter J. Sodini		For
	1.2	Elect Director Charles P. Rullman		For
	1.3	Elect Director Todd W. Halloran		For
	1.4	Elect Director Jon D. Ralph		For
	1.5	Elect Director Hubert E. Yarborough, III		For
	1.6	Elect Director Byron E. Allumbaugh		For
	1.7	Elect Director Thomas M. Murnane		For
	1.8	Elect Director Peter M. Starrett		For
	1.9	Elect Director Paul L. Brunswick		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

10/14/03 - A	The Procter & Gamble Company *PG*		742718109			08/01/03		11,000
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Approve Non-Employee Director Omnibus Stock Plan		For	For		Mgmt

Considering the level of cash compensation directors currently receive, the relatively conservative number of shares to be granted annually to each nonemployee director in relation to the market price of the stock, and the total number of shares to be authorized under the terms of this plan, the plan is reasonable and can be supported.

Shareholder Proposals
	4	Declassify the Board of Directors		Against	For		ShrHoldr

Classified boards serve to entrench management and discourage bidders by preventing replacement of the board in one year. In addition, shareholders are prevented from removing board members who are not acting in the best interest of shareholders until their term is completed.

23

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	5	Label Genetically Engineered Foods		Against	Against		ShrHoldr

02/24/04 - A	UGI Corp. *UGI*		902681105			12/12/03		38,150
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director James W. Stratton		For
	1.2	Elect Director Stephen D. Ban		For
	1.3	Elect Director Richard C. Gozon		For
	1.4	Elect Director Lon R. Greenberg		For
	1.5	Elect Director Thomas F. Donovan		For
	1.6	Elect Director Marvin O. Schlanger		For
	1.7	Elect Director Anne Pol		For
	1.8	Elect Director Ernest E. Jones		For
	2	Approve Omnibus Stock Plan		For	For		Mgmt
The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans, and the reasonable terms of the plan.
	3	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
Shareholder Proposal
	4	Submit Shareholder Rights Plan (Poison Pill) to Shareholder Vote		Against	For		ShrHoldr
Because shareholder rights plans greatly alter the balance of power between shareholders and management, shareholders should be allowed to make their own evaluation of such plans.

04/14/04 - A	United Technologies Corp. *UTX*		913017109			02/17/04		8,500
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Disclosure of Executive Compensation		Against	Against		ShrHoldr
	4	Develop Ethical Criteria for Military Contracts		Against	Against		ShrHoldr
	5	Performance-Based/Indexed Options		Against	For		ShrHoldr

24

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

SSGA supports Performance-Based/Indexed Options.
	6	Separate Chairman and CEO Positions		Against	Against		ShrHoldr

04/28/04 - A	Verizon Communications *VZ*		92343V104			03/01/04		5,100
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director James R. Barker		For
	1.2	Elect Director Richard L. Carrion		For
	1.3	Elect Director Robert W. Lane		For
	1.4	Elect Director Sandra O. Moose		Withhold
Sandra O. Moose is an affiliated outsider on the audit and nominating committees.
	1.5	Elect Director Joseph Neubauer		For
	1.6	Elect Director Thomas H. O’Brien		For
	1.7	Elect Director Hugh B. Price		For
	1.8	Elect Director Ivan G. Seidenberg		For
	1.9	Elect Director Walter V. Shipley		For
	1.10	Elect Director John R. Stafford		For
	1.11	Elect Director Robert D. Storey		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Restore or Provide for Cumulative Voting		Against	Against		ShrHoldr
Cumulative voting permits a director to be elected who would represent and further a special interest as opposed to acting for the benefit of all shareholders.
	4	Require Majority of Independent Directors on Board		Against	Against		ShrHoldr
Because the company already has a majority indpendent board and has already established a formal independence policy, this proposal does not warrant shareholder support.
	5	Separate Chairman and CEO Positions		Against	Against		ShrHoldr
	6	Submit Shareholder Rights Plan (Poison Pill) to Shareholder Vote		Against	Against		ShrHoldr
Because shareholder rights plans greatly alter the balance of power between shareholders and management, shareholders should be allowed to make their own evaluation of such plans.
	7	Submit Executive Compensation to Vote		Against	Against		ShrHoldr

25

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	8	Prohibit Awards to Executives		Against	Against		ShrHoldr
	9	Report on Stock Option Distribution by Race and Gender		Against	Against		ShrHoldr
	10	Report on Political Contributions/Activities		Against	Against		ShrHoldr
	11	Cease Charitable Contributions		Against	Against		ShrHoldr

05/18/04 - A	W Holding Company, Inc. *WHI*		929251106			03/31/04		41,300
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Cesar A. Ruiz		For
	1.2	Elect Director Pedro R. Dominguez		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

06/28/04 - S	WellPoint Health Networks Inc. *WLP*		94973H108			05/10/04		7,300
	1	Approve Merger Agreement		For	For		Mgmt

Based on the sensible strategic rationale, the significant market premium, the potential cost and revenue synergies to be derived from the proposed combination, the accretive nature of the deal, and the valuation work and marketing process of company’s financial advisor, the merger agreement warrants shareholder support.

26

Vote Summary Report

Jul 01, 2003 - Jun 30, 2004

SSgA Disciplined Equity

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/11/04 - A	3M CO *MMM*		88579Y101			03/12/04		25,100
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Increase Authorized Common Stock		For	For		Mgmt
The size of the increase (100%) requested falls within guidelines.
	4	Separate Chairman and CEO Positions		Against	Against		ShrHoldr

04/23/04 - A	Abbott Laboratories *ABT*		002824100			02/25/04		38,300
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Drug Pricing		Against	Against		ShrHoldr
	4	Report on Political Contributions/Activities		Against	Against		ShrHoldr
	5	Prohibit Awards to Executives		Against	Against		ShrHoldr
	6	Report on Operational Imact of HIV/AIDS, TB, and Malaria Pandemic		Against	Against		ShrHoldr

04/28/04 - A	Adobe Systems Inc. *ADBE*		00724F101			03/03/04		4,600
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Michael R. Cannon		For
	1.2	Elect Director Bruce R. Chizen		For
	1.3	Elect Director James E. Daley		For
	1.4	Elect Director Charles M. Geschke		For
	1.5	Elect Director Delbert W. Yocam		For
	2	Amend Omnibus Stock Plan		For	Against		Mgmt
The initiative cannot be supported due to the total level of potential dilution under all plans.
	3	Expense Stock Options		Against	Against		ShrHoldr
	4	Adopt a Plocy that will Committ Executives to Hold a Significant Percentage of their Shares		Against	Against		ShrHoldr
	5	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

Mgmt Rec - Company Management Recommended Vote

1

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/20/04 - A	Advanced Fibre Communications, Inc. *AFCI*		00754A105			03/23/04		15,200
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director John A. Schofield		For
	1.2	Elect Director Ruann F. Ernst		For
	1.3	Elect Director Frank Ianna		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

04/30/04 - A	Aetna Inc. *AET*		00817Y108			02/27/04		600
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Provide for Cumulative Voting		Against	Against		ShrHoldr
Cumulative voting permits a director to be elected who would represent and further a special interest as opposed to acting for the benefit of all shareholders.
	4	Limit Executive Compensation		Against	Against		ShrHoldr

05/03/04 - A	AFLAC Incorporated *AFL*		001055102			02/25/04		21,500
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Daniel P. Amos		For
	1.2	Elect Director John Shelby Amos II		For
	1.3	Elect Director Michael H. Armacost		For
	1.4	Elect Director Kriss Cloninger III		For
	1.5	Elect Director Joe Frank Harris		For
	1.6	Elect Director Elizabeth J. Hudson		For
	1.7	Elect Director Kenneth S. Janke, Sr.		For
	1.8	Elect Director Douglas W. Johnson		For
	1.9	Elect Director Robert B. Johnson		For
	1.10	Elect Director Charles B. Knapp		For
	1.11	Elect Director Hidefumi Matsui		For
	1.12	Elect Director Nobuhiro Mori		For
	1.13	Elect Director E. Stephen Purdom, M.D.		For
	1.14	Elect Director Barbara K. Rimer, Ph.D.		For
	1.15	Elect Director Marvin R. Schuster		For

2

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.16	Elect Director Glenn Vaughn, Jr.		For
	1.17	Elect Director Robert L. Wright		For
	2	Approve Omnibus Stock Plan		For	For		Mgmt
The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans, and the reasonable terms of the plan.
	3	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

04/30/04 - A	Alcoa Inc. *AA*		013817101			02/02/04		11,300
	1	Elect Directors		For	For		Mgmt
	2	Approve Omnibus Stock Plan		For	For		Mgmt
The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans, and the reasonable terms of the plan.
	3	Report on Pay Disparity		Against	Against		ShrHoldr
	4	Submit Severance Agreement (Change-in-Control) to Shareholder Vote		Against	Against		ShrHoldr

05/11/04 - A	Altera Corp. *ALTR*		021441100			03/16/04		6,900
	1	Elect Directors		For	For		Mgmt
	2	Amend Stock Option Plan		For	Against		Mgmt
The initiative cannot be supported due to the total level of potential dilution under all plans.
	3	Amend Employee Stock Purchase Plan		For	For		Mgmt

The plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	4	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	5	Approve Option Expensing		Against	Against		ShrHoldr

04/29/04 - A	Altria Group, Inc. *MO*		02209S103			03/08/04		28,900
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

3

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	3	Report on Product Warnings for Pregnant Women		Against	Against		ShrHoldr
	4	Report on Health Risks Associated with Cigarette Filters		Against	Against		ShrHoldr
	5	Political Contributions/Activities		Against	Against		ShrHoldr
	6	Cease Use of Light and Ultra Light in Cigarette Marketing		Against	Against		ShrHoldr
	7	Place Canadian Style Warnings on Cigarette Packaging		Against	Against		ShrHoldr
	8	Separate Chairman and CEO Positions		Against	Against		ShrHoldr

05/04/04 - A	Ambac Financial Group, Inc. *ABK*		023139108			03/09/04		3,800
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Phillip B. Lassiter		For
	1.2	Elect Director Michael A. Callen		For
	1.3	Elect Director Renso L. Caporali		For
	1.4	Elect Director Jill M. Considine		For
	1.5	Elect Director Richard Dulude		For
	1.6	Elect Director Robert J. Genader		For
	1.7	Elect Director W. Grant Gregory		For
	1.8	Elect Director Laura S. Unger		For
	1.9	Elect Director Henry D. G. Wallace		For
	2	Increase Authorized Common Stock		For	For		Mgmt
The size of the increase (75%) requested falls within guidelines.
	3	Amend Non-Employee Director Omnibus Stock Plan		For	For		Mgmt
	4	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

04/29/04 - A	American Axle & Manufacturing Holdings, Inc. *AXL*		024061103			03/01/04		10,700
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director B. G. Mathis		For
	1.2	Elect Director Thomas L. Martin		For
	1.3	Elect Director Dr. Henry T. Yang		For
	2	Amend Omnibus Stock Plan		For	Against		Mgmt
The initiative cannot be supported due to the total level of potential dilution under all plans.
	3	Approve Omnibus Stock Plan		For	Against		Mgmt
The initiative cannot be supported due to the total level of potential dilution under all plans.

4

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/26/04 - A	American Express Co. *AXP*		025816109			02/27/04		53,700
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Establish Term Limits for Directors		Against	Against		ShrHoldr
	4	Report on Political Contributions/Activities		Against	Against		ShrHoldr

05/19/04 - A	American International Group, Inc. *AIG*		026874107			03/26/04		79,525
	1	Elect Directors		For	For		Mgmt
	2	Approve Executive Incentive Bonus Plan		For	For		Mgmt
Compliance with 162(m) would preserve the full deductibility of all compensation paid under the plan and would ultimately reduce the company’s corporate tax obligation.
	3	Approve Non-Employee Director Stock Option Plan		For	For		Mgmt

Considering the level of cash compensation directors currently receive, the relatively conservative number of shares to be granted annually to each nonemployee director in relation to the market price of the stock, and the total number of shares to be authorized under the terms of this plan, the plan is reasonable and can be supported.

	4	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	5	Report on Political Contributions/Activities		Against	Against		ShrHoldr
	6	Divest from Tobacco Equities		Against	Against		ShrHoldr
	7	Link Executive Compensation to Predatory Lending		Against	Against		ShrHoldr

05/13/04 - A	Amgen, Inc. *AMGN*		031162100			03/19/04		20,588
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Frank J. Biondi, Jr.		For
	1.2	Elect Director Jerry D. Choate		Withhold
WITHHOLD votes from Jerry D. Choate for standing as an affiliated outsider on the Audit and Compensation committees.

5

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.3	Elect Director Frank C. Herringer		For
	1.4	Elect Director Gilbert S. Omenn		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Prepare Glass Ceiling Report		Against	Against		ShrHoldr
	4	Expense Stock Options		Against	Against		ShrHoldr

07/30/03 - A	Amkor Technology, Inc. *AMKR*		031652100			06/20/03		9,500
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

04/15/04 - A	AmSouth Bancorporation *ASO*		032165102			02/17/04		27,500
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Claude B. Nielsen		For
	1.2	Elect Director Cleophus Thomas, Jr.		Withhold
Cleophus Thomas, Jr. is an affiliated outsider on the audit and nominating committees.
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Approve Employee Stock Purchase Plan		For	For		Mgmt

The plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	4	Amend Omnibus Stock Plan		For	Against		Mgmt
The initiative cannot be supported due to the total level of potential dilution under all plans.
	5	Approve Non-Employee Director Stock Option Plan		For	For		Mgmt

Considering the level of cash compensation directors currently receive, the relatively conservative number of shares to be granted annually to each nonemployee director in relation to the market price of the stock, and the total number of shares to be authorized under the terms of this plan, the plan is reasonable and can be supported.

6

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	6	Political Contributions		Against	Against		ShrHoldr

04/28/04 - A	Anheuser-Busch Companies, Inc. *BUD*		035229103			03/01/04		40,600
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director August A. Busch III		For
	1.2	Elect Director Carlos Fernandez G.		For
	1.3	Elect Director James R. Jones		For
	1.4	Elect Director Andrew C. Taylor		For
	1.5	Elect Director Douglas A. Warner III		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

06/28/04 - S	Anthem Inc. *ATH*		03674B104			05/10/04		6,800
	1	Issue Shares in Connection with an Acquisition		For	For		Mgmt

Based on the sensible strategic rationale, the potential cost and revenue synergies to be derived from the proposed combination, the accretive nature of the deal, and the valuation work and marketing process of company’s financial advisor, the merger agreement warrants shareholder support.

	2	Change Company Name		For	For		Mgmt

This proposal seeks shareholder support of a change in the company’s name. In this case there is little danger that sales would suffer due to loss of name recognition and associated goodwill. Since it is unlikely that adoption of this proposal will have a negative impact on the financial position of the company, this proposal can be supported.

03/24/04 - A	Applied Materials, Inc. *AMAT*		038222105			01/30/04		42,100
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Michael H. Armacost		For
	1.2	Elect Director Deborah A. Coleman		For
	1.3	Elect Director Herbert M. Dwight, Jr.		For

7

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.4	Elect Director Philip V. Gerdine		For
	1.5	Elect Director Paul R. Low		For
	1.6	Elect Director Dan Maydan		For
	1.7	Elect Director Steven L. Miller		For
	1.8	Elect Director James C. Morgan		For
	1.9	Elect Director Gerhard H. Parker		For
	1.10	Elect Director Michael R. Splinter		For
	2	Amend Omnibus Stock Plan		For	Against		Mgmt
The initiative cannot be supported due to the total level of potential dilution under all plans.

02/03/04 - A	ARAMARK Corp *RMK*		038521100			12/10/03		16,600
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Joseph Neubauer		For
	1.2	Elect Director Lawrence T. Babbio, Jr.		For
	1.3	Elect Director William Leonard		For
	1.4	Elect Director Karl M. von der Heyden		For
	2	Approve Executive Incentive Bonus Plan		For	For		Mgmt
Compliance with 162(m) would preserve the full deductibility of all compensation paid under the plan and would ultimately reduce the company’s corporate tax obligation.
	3	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

05/27/04 - A	Arrow Electronics, Inc. *ARW*		042735100			03/29/04		9,100
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Daniel W. Duval		For
	1.2	Elect Director John N. Hanson		For
	1.3	Elect Director Roger King		For
	1.4	Elect Director Karen Gordon Mills		For
	1.5	Elect Director William E. Mitchell		For
	1.6	Elect Director Stephen C. Patrick		For
	1.7	Elect Director Barry W. Perry		For
	1.8	Elect Director Richard S. Rosenbloom		For
	1.9	Elect Director John C. Waddell		For
	2	Approve Omnibus Stock Plan		For	For		Mgmt

8

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans, and the reasonable terms of the plan.
	3	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	4	Other Business		For	Against		Mgmt
Details of other business items not disclosed

05/19/04 - A	AT&T Wireless Services, Inc. *AWE*		00209A106			03/22/04		56,900
	1	Approve Merger Agreement		For	For		Mgmt

Based on the significant market premium, the valuation work done by the company’s financial advisor, and the recent deterioration of the company’s competitive position, the merger agreement warrants shareholder support.

	2	Elect Directors		For	For		Mgmt
	3	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	4	Limit Executive Compensation		Against	Against		ShrHoldr
	5	Prohibit Awards to Executives		Against	Against		ShrHoldr
	6	Require Affirmative Vote of a Majority of the Shares to Elect Directors		Against	Against		ShrHoldr

05/12/04 - A	Atmel Corp. *ATML*		049513104			03/16/04		47,900
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director George Perlegos		For
	1.2	Elect Director Gust Perlegos		For
	1.3	Elect Director Tsung-Ching Wu		For
	1.4	Elect Director T. Peter Thomas		For
	1.5	Elect Director Norm Hall		Withhold
WITHHOLD votes from Norm Hall for standing as an affiliated outsider on the Compensation Committee.
	1.6	Elect Director Pierre Fougere		For
	1.7	Elect Director Dr. Chaiho Kim		For
	1.8	Elect Director David Sugishita		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

9

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

11/11/03 - A	Automatic Data Processing, Inc. *ADP*		053015103			09/12/03		33,200
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Gregory D. Brenneman		For
	1.2	Elect Director Leslie A. Brun		For
	1.3	Elect Director Gary C. Butler		For
	1.4	Elect Director Joseph A. Califano, Jr.		For
	1.5	Elect Director Leon G. Cooperman		For
	1.6	Elect Director Ann Dibble Jordan		For
	1.7	Elect Director Harvey M. Krueger		For
	1.8	Elect Director Frederic V. Malek		For
	1.9	Elect Director Henry Taub		For
	1.10	Elect Director Arthur F. Weinbach		For
	1.11	Elect Director Josh S. Weston		For
	2	Amend Stock Option Plan		For	For		Mgmt
The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans, and the reasonable terms of the plan.
	3	Amend Employee Stock Purchase Plan		For	For		Mgmt

The plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	4	Approve Outside Director Stock Awards in Lieu of Cash		For	For		Mgmt
	5	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

05/12/04 - A	AutoNation, Inc. *AN*		05329W102			03/26/04		12,900
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Mike Jackson		For
	1.2	Elect Director Robert J. Brown		For
	1.3	Elect Director J.P. Bryan		For
	1.4	Elect Director Rick L. Burdick		Withhold
WITHHOLD votes from Rick L. Burdick for standing as an affiliated outsider on the nominating committee.
	1.5	Elect Director William C. Crowley		For
	1.6	Elect Director Alan S. Dawes		For

10

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.7	Elect Director Edward S. Lampert		For
	1.8	Elect Director Irene B. Rosenfeld		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

12/11/03 - A	AutoZone, Inc. *AZO*		053332102			10/14/03		9,700
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Charles M. Elson		For
	1.2	Elect Director Marsha J. Evans		For
	1.3	Elect Director Earl G. Graves, Jr.		For
	1.4	Elect Director N. Gerry House		For
	1.5	Elect Director J.R. Hyde, III		For
	1.6	Elect Director Edward S. Lampert		For
	1.7	Elect Director W. Andrew McKenna		For
	1.8	Elect Director Steve Odland		For
	1.9	Elect Director James J. Postl		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

03/17/04 - S	Bank of America Corp. *BAC*		060505104			01/26/04		50,600
	1	Approve Merger Agreement		For	For		Mgmt
Given the strategic benefits of the transaction, the high likelihood of realizing the cost savings and the possibility of additional revenue opportunities, the merger agreement warrants support.
	2	Amend Omnibus Stock Plan		For	For		Mgmt
The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans, and the reasonable terms of the plan.
	3	Increase Authorized Common Stock		For	For		Mgmt
The size of the increase (50%) requested falls within guidelines.
	4	Adjourn Meeting		For	Against		Mgmt

In this case, shareholders already have enough information to make their vote decisions. Once their votes have been cast, there is no justification for spending more money to continue pressing shareholders for more votes.

11

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/26/04 - A	Bank of America Corp. *BAC*		060505104			04/07/04		65,726
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Change Date of Annual Meeting		Against	Against		ShrHoldr
	4	Adopt Nomination Procedures for the Board		Against	Against		ShrHoldr
	5	Charitable Contributions		Against	Against		ShrHoldr
	6	Establish Independent Committee to Review Mutual Fund Policy		Against	Against		ShrHoldr
	7	Adopt Standards Regarding Privacy and Information Security		Against	Against		ShrHoldr

05/25/04 - A	Bank One Corp.		06423A103			04/02/04		24,900
	1	Approve Merger Agreement		For	For		Mgmt

Bank One shareholders will own approximately 42 percent of the company and management control will shift to Mr. Dimon on the second anniversary of the merger close. The board composition will be split equally. J.P. Morgan determined that board participation at this level for Bank One was a condition to the deal. Bank One shareholders may have given up a low premium in exchange for the board representation and management succession with Mr. Dimon. However, considering Bank One’s equity ownership in the combined entity relative to its contribution to earnings along with the strategic importance of the deal to both firms and the potential cost savings, the tradeoff appears balanced. In aggregate, the deal presents a compelling case for both J.P. Morgan and Bank One shareholders due to the strategic benefits of the transactions, improved competitive position, cost synergies and the possibility of additional revenue opportunities.

	2	Elect Directors		For	For		Mgmt
	2.1	Elect Director John H. Bryan		For
	2.2	Elect Director Stephen B. Burke		For
	2.3	Elect Director James S. Crown		For
	2.4	Elect Director James Dimon		For
	2.5	Elect Director Maureen A. Fay		For
	2.6	Elect Director Laban P. Jackson, Jr.		For
	2.7	Elect Director John W. Kessler		For

12

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	2.8	Elect Director Robert I. Lipp		For
	2.9	Elect Director Richard A. Manoogian		For
	2.10	Elect Director David C. Novak		For
	2.11	Elect Director John W. Rogers, Jr.		For
	2.12	Elect Director Frederick P. Stratton, Jr.		For
	3	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

06/02/04 - A	Barnes & Noble, Inc. *BKS*		067774109			04/12/04		33,000
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Leonard Riggio		For
	1.2	Elect Director Michael J. Del Giudice		For
	1.3	Elect Director William Sheluck, Jr.		For
	2	Approve Omnibus Stock Plan		For	Against		Mgmt
The initiative cannot be supported due to the total level of potential dilution under all plans.
	3	Approve Executive Incentive Bonus Plan		For	For		Mgmt
Compliance with 162(m) would preserve the full deductibility of all compensation paid under the plan and would ultimately reduce the company’s corporate tax obligation.
	4	Approve Increase in Size of Board		For	For		Mgmt
	5	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

04/27/04 - A	Bausch & Lomb Inc. *BOL*		071707103			03/01/04		5,900
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Alan M. Bennett		For
	1.2	Elect Director Domenico De Sole		For
	1.3	Elect Director Kenneth L. Wolfe		For
	1.4	Elect Director Ronald L. Zarrella		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

13

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/01/04 - A	Beckman Coulter, Inc. *BEC*		075811109			02/02/04		19,700
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Ronald W. Dollens		For
	1.2	Elect Director Charles A. Haggerty		For
	1.3	Elect Director William N. Kelley, M.D.		For
	2	Approve Omnibus Stock Plan		For	Against		Mgmt
The initiative cannot be supported due to the total level of potential dilution under all plans.

04/26/04 - A	Bellsouth Corp. *BLS*		079860102			03/08/04		83,400
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Declassify the Board of Directors		For	For		Mgmt
	4	Approve Omnibus Stock Plan		For	For		Mgmt
The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans, and the reasonable terms of the plan.
	5	Limit Executive Compensation		Against	Against		ShrHoldr
	6	Limit Executive Compensation		Against	Against		ShrHoldr
	7	Report on Political Contributions/Activities		Against	Against		ShrHoldr

06/24/04 - A	Best Buy Co., Inc. *BBY*		086516101			04/26/04		3,000
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Bradbury H. Anderson		For
	1.2	Elect Director K.J. Higgins Victor		For
	1.3	Elect Director Allen U. Lenzmeier		For
	1.4	Elect Director Frank D. Trestman		For
	1.5	Elect Director James C. Wetherbe		For
	1.6	Elect Director Ronald James		Withhold
Ronald James is an affiliated outsider on the nominating committee.
	1.7	Elect Director Matthew H. Paull		Withhold
Matthew H. Paull is an affiliated outsider on the audit committee.

14

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.8	Elect Director Mary A. Tolan		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Approve Omnibus Stock Plan		For	For		Mgmt

The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans is within the allowable cap of 15%, and the reasonable terms of the plan.

01/22/04 - A	BJ Services Company *BJS*		055482103			12/05/03		5,500
	1	Elect Directors		For	For		Mgmt
	2	Approve Omnibus Stock Plan		For	For		Mgmt
The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans, and the reasonable terms of the plan.
Shareholder Proposal
	3	Report on Foreign Operations Risk		Against	Against		ShrHoldr

08/21/03 - A	BMC Software, Inc. *BMC*		055921100			07/03/03		8,300
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director B. Garland Cupp		For
	1.2	Elect Director Robert E. Beauchamp		For
	1.3	Elect Director Jon E. Barfield		For
	1.4	Elect Director John W. Barter		For
	1.5	Elect Director Meldon K. Gafner		For
	1.6	Elect Director L.W. Gray		For
	1.7	Elect Director Kathleen A. O’Neil		For
	1.8	Elect Director George F. Raymond		For
	1.9	Elect Director Tom C. Tinsley		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

04/21/04 - A	Borg-Warner, Inc. *BWA*		099724106			03/05/04		1,800
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Jere A. Drummond		For
	1.2	Elect Director Timothy M. Manganello		For
	1.3	Elect Director Ernest J. Novak, Jr.		For

15

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	2	Approve Omnibus Stock Plan		For	For		Mgmt
The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans, and the reasonable terms of the plan.
	3	Increase Authorized Common Stock		For	Against		Mgmt

The number of additional authorized common shares sought in this proposal exceeds guidelines (200%). Management states that the additional authorized shares will enable the company to execute a 2-for-1 split.

	4	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

10/06/03 - S	Boston Scientific Corp. *BSX*		101137107			08/27/03		3,300
	1	Increase Authorized Common Stock		For	For		Mgmt
The size of the increase (100%) requested falls within guidelines.

05/04/04 - A	Bristol-Myers Squibb Co. *BMY*		110122108			03/08/04		8,000
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Report on Political Contributions/Activities		Against	Against		ShrHoldr
	4	Cease Political Contributions/Activities		Against	Against		ShrHoldr
	5	Separate Chairman and CEO Positions		Against	Against		ShrHoldr
	6	Report on Operational Impact of HIV/AIDS, TB, and Malaria Pandemic		Against	Against		ShrHoldr
	7	Require Affirmative Vote of a Majority of the Shares to Elect Directors		Against	Against		ShrHoldr

04/21/04 - A	Burlington Northern Santa Fe Corp. *BNI*		12189T104			02/27/04		34,500
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Alan L. Boeckmann		For
	1.2	Elect Director Vilma S. Martinez		Withhold
WITHHOLD votes from Marc F. Racicot and Vilma S. Martinez for standing as affiliated outsiders on the Directors and Corporate Governance Committee, which serves as the nominating committee.

16

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.3	Elect Director Marc F. Racicot		Withhold
WITHHOLD votes from Marc F. Racicot and Vilma S. Martinez for standing as affiliated outsiders on the Directors and Corporate Governance Committee, which serves as the nominating committee.
	1.4	Elect Director Roy S. Roberts		For
	1.5	Elect Director Matthew K. Rose		For
	1.6	Elect Director Marc J. Shapiro		For
	1.7	Elect Director J.C. Watts, Jr.		For
	1.8	Elect Director Robert H. West		For
	1.9	Elect Director J. Steven Whisler		For
	1.10	Elect Director Edward E. Whitacre, Jr.		For
	1.11	Elect Director Michael B. Yanney		For
	2	Amend Omnibus Stock Plan		For	For		Mgmt
The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans, and the reasonable terms of the plan.
	3	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

04/21/04 - A	C. R. Bard, Inc. *BCR*		067383109			03/01/04		4,800
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Anthony Welters		For
	1.2	Elect Director Tony L. White		For
	1.3	Elect Director Theodore E. Martin		For
	1.4	Elect Director Timothy M. Ring		For
	2	Approve Omnibus Stock Plan		For	For		Mgmt
The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans, and the reasonable terms of the plan.
	3	Amend Executive Incentive Bonus Plan		For	For		Mgmt
Compliance with 162(m) would preserve the full deductibility of all compensation paid under the plan and would ultimately reduce the company’s corporate tax obligation.
	4	Ratify Auditors		For	For		Mgmt

17

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

Routine proposal seeking ratification of the company’s auditors.

06/15/04 - A	Cadence Design Systems, Inc. *CDN*		127387108			04/23/04		5,800
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director H. Raymond Bingham		For
	1.2	Elect Director Susan L. Bostrom		For
	1.3	Elect Director Donald L. Lucas		For
	1.4	Elect Director Sean M. Maloney		For
	1.5	Elect Director Alberto Sangiovanni-Vincentelli		For
	1.6	Elect Director George M. Scalise		For
	1.7	Elect Director John B. Shoven		For
	1.8	Elect Director Roger S. Siboni		For
	1.9	Elect Director Lip-Bu Tan		For
	2	Amend Stock Option Plan		For	Against		Mgmt
The initiative cannot be supported as the total level of potential dilution under all plans is above the allowable cap of 18%.
	3	Amend Employee Stock Purchase Plan		For	For		Mgmt

The plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	4	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

11/21/03 - A	Campbell Soup Co. *CPB*		134429109			09/23/03		11,400
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Edmund M. Carpenter		For
	1.2	Elect Director Douglas R. Conant		For
	1.3	Elect Director Paul R. Charron		For
	1.4	Elect Director Bennett Dorrance		For
	1.5	Elect Director Kent B. Foster		For
	1.6	Elect Director Harvey Golub		For
	1.7	Elect Director Randall W. Larrimore		For
	1.8	Elect Director Philip E. Lippincott		For
	1.9	Elect Director Mary Alice D. Malone		For

18

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.10	Elect Director David C. Patterson		For
	1.11	Elect Director Charles R. Perrin		For
	1.12	Elect Director George M. Sherman		For
	1.13	Elect Director Donald M. Stewart		For
	1.14	Elect Director George Strawbridge, Jr.		For
	1.15	Elect Director Les C. Vinney		For
	1.16	Elect Director Charlotte C. Weber		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Approve Omnibus Stock Plan		For	For		Mgmt
The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans, and the reasonable terms of the plan.

11/05/03 - A	Cardinal Health, Inc. *CAH*		14149Y108			09/08/03		8,600
	1	Elect Directors		For	For		Mgmt

11/25/03 - A	CBRL Group, Inc. *CBRL*		12489V106			09/26/03		22,500
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director James D. Carreker		For
	1.2	Elect Director Robert V. Dale		For
	1.3	Elect Director Dan W. Evins		For
	1.4	Elect Director Robert C. Hilton		For
	1.5	Elect Director Charles E. Jones, Jr.		For
	1.6	Elect Director B. F. ‘Jack’ Lowery		For
	1.7	Elect Director Gordon L. Miller		For
	1.8	Elect Director Martha M. Mitchell		For
	1.9	Elect Director Andrea M. Weiss		For
	1.10	Elect Director Jimmie D. White		Withhold
WITHHOLD votes from Jimmie D. White for standing as an affiliated outsider on the Audit and Compensation committees.
	1.11	Elect Director Michael A. Woodhouse		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

19

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/20/04 - A	CDW Corp. *CDWC*		12512N105			04/01/04		7,200
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Approve Non-Employee Director Omnibus Stock Plan		For	For		Mgmt

04/20/04 - A	Cendant Corporation *CD*		151313103			02/23/04		32,500
	1	Elect Directors		For	For		Mgmt
	2	Declassify the Board of Directors		For	For		Mgmt
	3	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
Shareholder Proposals
	4	Separate Chairman and CEO Positions		Against	Against		ShrHoldr
	5	Limit Executive Compensation		Against	Against		ShrHoldr

02/25/04 - S	Centex Corp. *CTX*		152312104			01/23/04		2,800
	1	Increase Authorized Common Stock		For	For		Mgmt

The number of additional authorized common shares sought in this proposal exceeds guidelines (200%). The additional shares are needed for a two-for-one stock split, which the board approved in November 2003 and expects to distribute as a dividend to shareholders on March 12, 2004.

	2	Approve Merger Agreement		For	For		Mgmt

The transactions will result in a much simpler corporate structure with significant cost savings. Although shareholders will receive a cash payment, they will effectively retain the same beneficial ownership in Holding and the Partnership through their Centex stock as they held through their combination of Centex stock, Holding stock, and Partnership warrants.

	3	Approve Merger Agreement		For	For		Mgmt
Details of other business items not disclosed

04/21/04 - A	Charter One Financial, Inc. *CF*		160903100			02/23/04		20,262
	1	Elect Directors		For	For		Mgmt
	2	Amend Omnibus Stock Plan		For	For		Mgmt
The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans, and the reasonable terms of the plan.

20

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	3	Ratify Auditors		For	For		Mgmt

04/28/04 - A	ChevronTexaco Corp. *CVX*		166764100			03/01/04		38,810
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Samuel H. Armacost		For
	1.2	Elect Director Robert E. Denham		For
	1.3	Elect Director Robert J. Eaton		For
	1.4	Elect Director Sam Ginn		For
	1.5	Elect Director Carla Anderson Hills		For
	1.6	Elect Director Franklyn G. Jenifer		For
	1.7	Elect Director J. Bennett Johnston		For
	1.8	Elect Director Sam Nunn		Withhold
Sam Nunn is an affiliated outsider on the nominating committee.
	1.9	Elect Director David J. O’Reilly		For
	1.10	Elect Director Peter J. Robertson		For
	1.11	Elect Director Charles R. Shoemate		For
	1.12	Elect Director Carl Ware		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Adopt Shareholder Rights Plan (Poison Pill) Policy		For	For		Mgmt
	4	Amend Omnibus Stock Plan		For	For		Mgmt
The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans, and the reasonable terms of the plan.
	5	Report on Operational Impact of HIV/AIDS, TB, and Malaria Pandemic		Against	Against		ShrHoldr
	6	Report on Political Contributions/Activities		Against	Against		ShrHoldr
	7	Require Affirmative Vote of a Majority of the Shares to Elect Directors		Against	Against		ShrHoldr
	8	Report on Health and Environmental Initiatives in Ecuador		Against	Against		ShrHoldr
	9	Report on Renewable Energy		Against	Against		ShrHoldr

21

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

11/11/03 - A	Cisco Systems, Inc. *CSCO*		17275R102			09/12/03		197,500
	1	Elect Directors		For	For		Mgmt
	2	Amend Employee Stock Purchase Plan		For	For		Mgmt

The plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	3	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
Shareholder Proposals
	4	Report on Company Products Used by the Government to Monitor the Internet		Against	Against		ShrHoldr
	5	Report on Pay Disparity		Against	Against		ShrHoldr

04/20/04 - A	Citigroup Inc. *C*		172967101			02/27/04		120,200
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Limit Executive Compensation		Against	Against		ShrHoldr
	4	Report on Political Contributions/Activities		Against	Against		ShrHoldr
	5	Prohibit Awards to Executives		Against	Against		ShrHoldr
	6	Separate Chairman and CEO Positions		Against	Against		ShrHoldr

05/13/04 - A	Citrix Systems, Inc. *CTXS*		177376100			03/15/04		38,200
	1	Elect Directors		For	For		Mgmt
	2	Expense Stock Options		Against	Against		ShrHoldr

06/23/04 - A	Claire *CLE*		179584107			04/30/04		5,400
	1	Elect Directors		For	For		Mgmt
	2	Adopt MacBride Principles		Against	Against		ShrHoldr

11/05/03 - A	Coach, Inc. *COH*		189754104			09/17/03		8,800
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Joseph Ellis		For
	1.2	Elect Director Lew Frankfort		For
	1.3	Elect Director Sally Frame Kasaks		For
	1.4	Elect Director Gary Loveman		For
	1.5	Elect Director Irene Miller		For
	1.6	Elect Director Keith Monda		For
	1.7	Elect Director Michael Murphy		For

22

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

WITHHOLD votes from Michael Murphy for standing as an affiliated outsider on the Audit and Human Resources & Governance committees.

05/07/04 - A	Colgate-Palmolive Co. *CL*		194162103			03/09/04		25,400
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Approve Executive Incentive Bonus Plan		For	For		Mgmt
Compliance with 162(m) would preserve the full deductibility of all compensation paid under the plan and would ultimately reduce the company’s corporate tax obligation.
	4	Submit Severance Agreement (Change-in-Control) to Shareholder Vote		Against	Against		ShrHoldr
	5	Adopt ILO Based Code of Conduct		Against	Against		ShrHoldr
	6	Separate Chairman and CEO Positions		Against	Against		ShrHoldr

05/26/04 - A	Comcast Corp. *CMCSA*		20030N101			03/15/04		23,633
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director S. Decker Anstrom		Withhold
S. Decker Anstrom is an affiliated director on all key committees.
	1.2	Elect Director C. Michael Armstrong		For
	1.3	Elect Director Kenneth J. Bacon		For
	1.4	Elect Director Sheldon M. Bonovitz		For
	1.5	Elect Director Julian A. Brodsky		For
	1.6	Elect Director Joseph L. Castle, II		For
	1.7	Elect Director J. Michael Cook		For
	1.8	Elect Director Brian L. Roberts		For
	1.9	Elect Director Ralph J. Roberts		For
	1.10	Elect Director Dr. Judith Rodin		For
	1.11	Elect Director Michael I. Sovern		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Amend Restricted Stock Plan		For	For		Mgmt
	4	Amend Articles/Bylaws/Charter-Non-Routine		For	For		Mgmt

23

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

Amendments include antitakeover provisions
	5	Require Two-Thirds Majority of Independent Directors on Board		Against	For		ShrHoldr
In the case of Comcast, we believe that a two-thirds independent board is particularly important due to Comcast’s dual class ownership structure and several insiders currently sitting on the board.
	6	Political Contributions/Activities		Against	Against		ShrHoldr
	7	Nominate Two Directors for every open Directorships		Against	Against		ShrHoldr
	8	Limit Executive Compensation		Against	Against		ShrHoldr
	9	Adopt a Recapitalization Plan		Against	For		ShrHoldr
This proposals requests that the company to take steps to develop a recapitalization plan where all of the company’s outstanding stock would have one vote. SSGA does not support dual class structures.

08/27/03 - A	Computer Associates International, Inc. *CA*		204912109			07/02/03		32,700
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Russell M. Artzt		For
	1.2	Elect Director Kenneth Cron		For
	1.3	Elect Director Alfonse M. D’Amato		For
	1.4	Elect Director Gary J. Fernandes		For
	1.5	Elect Director Sanjay Kumar		For
	1.6	Elect Director Robert E. La Blanc		For
	1.7	Elect Director Jay W. Lorsch		For
	1.8	Elect Director Lewis S. Ranieri		For
	1.9	Elect Director Walter P. Schuetze		For
	1.10	Elect Director Alex Serge Vieux		For
	2	Approve Non-Employee Director Omnibus Stock Plan		For	For		Mgmt
	3	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

05/05/04 - A	ConocoPhillips *COP*		20825C104			03/10/04		12,900
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Approve Omnibus Stock Plan		For	For		Mgmt

24

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans, and the reasonable terms of the plan.
	4	Limit Executive Compensation		Against	Against		ShrHoldr
	5	Limit Executive Compensation		Against	Against		ShrHoldr
	6	Report on Drilling in the Arctic National Wildlife Refuge		Against	Against		ShrHoldr

07/15/03 - A	Constellation Brands, Inc. *STZ.B*		21036P108			05/20/03		9,800
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Thomas C. McDermott as Class A Stock Director		Withhold

For the holders of Class A common stock, WITHHOLD votes from Audit Committee members Paul L. Smith and Thomas C. McDermott for paying excessive non-audit fees. For the holders of Class B common stock, WITHHOLD votes from Robert Sands for standing as an insider on the Nominating Committee, and Audit Committee member Jeananne K. Hauswald for paying excessive non-audit fees.

	1.2	Elect Director Paul L. Smith as Class A Stock Director		Withhold
	1.3	Elect Director George Bresler as Class B Stock Director		For
	1.4	Elect Director Jeananne K. Hauswald as Class B Stock Director		Withhold
	1.5	Elect Director James A. Locke III as Class B Stock Director		For
	1.6	Elect Director Richard Sands, Ph.D. as Class B Stock Director		For
	1.7	Elect Director Robert Sands as Class B Stock Director		Withhold
	2	Ratify Auditors		For	Against		Mgmt
Non-audit fees are two times greater than audit fees.

05/04/04 - A	Danaher Corp. *DHR*		235851102			03/10/04		11,300
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Amend Stock Option Plan		For	For		Mgmt
The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans, and the reasonable terms of the plan.

25

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	4	Develop Charter Language on Board Diversity		Against	Against		ShrHoldr

05/24/04 - A	DaVita Inc. *DVA*		23918K108			04/19/04		13,100
	1	Elect Directors		For	For		Mgmt

02/25/04 - A	Deere & Co. *DE*		244199105			12/31/03		22,900
	1	Elect Directors		For	For		Mgmt

07/18/03 - A	Dell Inc. *DELL*		247025109			05/23/03		77,600
	1	Elect Directors		For	For		Mgmt
	2	Declassify the Board of Directors		For	For		Mgmt
	3	Change Company Name		For	For		Mgmt

This proposal seeks shareholder support of a change in the company’s name. In this case there is little danger that sales would suffer due to loss of name recognition and associated goodwill. Since it is unlikely that adoption of this proposal will have a negative impact on the financial position of the company, this proposal can be supported.

	4	Approve Executive Incentive Bonus Plan		For	For		Mgmt
Compliance with 162(m) would preserve the full deductibility of all compensation paid under the plan and would ultimately reduce the company’s corporate tax obligation.

04/23/04 - A	Dominion Resources, Inc. *D*		25746U109			02/27/04		1,800
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Submit Executive Compensation to Vote		Against	Against		ShrHoldr

04/21/04 - A	Doral Financial Corp. *DRL*		25811P100			03/12/04		9,300
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Richard F. Bonini		For
	1.2	Elect Director Edgar M. Cullman, Jr		Withhold
Edgar M. Cullman, Jr is an affiliated outsider on the audit committee.

26

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.3	Elect Director John L. Ernst		For
	1.4	Elect Director Peter A. Hoffman		For
	1.5	Elect Director Efraim Kier		For
	1.6	Elect Director Salomon Levis		For
	1.7	Elect Director Zoila Levis		For
	1.8	Elect Director Harold D. Vicente		For
	1.9	Elect Director John B. Hughes		For
	2	Increase Authorized Common Stock		For	Against		Mgmt
The number of additional authorized common shares sought in this proposal exceeds guidelines (150%). The company has not offered a specific purpose for the additional shares.
	3	Increase Authorized Preferred Stock		For	Against		Mgmt
The number of additional authorized common shares sought in this proposal exceeds guidelines (300%). The company has not offered a specific purpose for the additional shares.
	4	Approve Omnibus Stock Plan		For	For		Mgmt
The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans, and the reasonable terms of the plan.
	5	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

05/13/04 - A	Duke Energy Corp. *DUK*		264399106			03/15/04		15,200
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Paul M. Anderson		For
	1.2	Elect Director Ann M. Gray		For
	1.3	Elect Director Michael E.J. Phelps		Withhold
WITHHOLD votes from Michael E.J. Phelps for standing as an affiliated outsider on the Nominating Committee.
	1.4	Elect Director James T. Rhodes		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Declassify the Board of Directors		Against	For		ShrHoldr

Classified boards serve to entrench management and discourage bidders by preventing replacement of the board in one year. In addition, shareholders are prevented from removing board members who are not acting in the best interest of shareholders until their term is completed.

27

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/24/04 - A	eBay Inc. *EBAY*		278642103			04/26/04		500
	1	Elect Directors		For	For		Mgmt
	2	Amend Omnibus Stock Plan		For	Against		Mgmt
The initiative cannot be supported due to the trend of recent option grants and the total level of potential dilution under all plans is above the allowable cap of 15%.
	3	Amend Stock Option Plan		For	Against		Mgmt
The initiative cannot be supported due to the trend of recent option grants and the total level of potential dilution under all plans is above the allowable cap of 15%.
	4	Increase Authorized Common Stock		For	Against		Mgmt

The size of the increase (99%) requested falls within guidelines. However, the company stated that it could use the additional shares of common stock to oppose a hostile takeover attempt or delay or prevent changes in control or management. For instance, without further shareholder approval, the company could adopt a “poison pill” that would, under certain circumstances related to an acquisition of shares that the company did not approve, give certain holders the right to acquire additional shares of common stock at a low price. The company could strategically sell shares of common stock in a private transaction to purchasers who would oppose a takeover or favor the current board.

	5	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	6	Expense Stock Options		Against	Against		ShrHoldr

05/20/04 - A	Edison International *EIX*		281020107			03/22/04		7,200
	1	Elect Directors		For	For		Mgmt
	2	Submit Shareholder Rights Plan (Poison Pill) to Shareholder Vote		Against	Against		ShrHoldr
Because shareholder rights plans greatly alter the balance of power between shareholders and management, shareholders should be allowed to make their own evaluation of such plans.

28

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/19/04 - A	Eli Lilly and Co. *LLY*		532457108			02/13/04		26,300
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Approve Executive Incentive Bonus Plan		For	For		Mgmt
Compliance with 162(m) would preserve the full deductibility of all compensation paid under the plan and would ultimately reduce the company’s corporate tax obligation.
	4	Limit Executive Compensation		Against	Against		ShrHoldr
	5	Report on Drug Pricing		Against	Against		ShrHoldr

05/05/04 - A	EMC Corp. *EMC*		268648102			03/08/04		75,400
	1	Elect Directors		For	For		Mgmt
	2	Amend Omnibus Stock Plan		For	For		Mgmt
The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans, and the reasonable terms of the plan.
	3	Amend Employee Stock Purchase Plan		For	For		Mgmt

The plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	4	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	5	Limit Executive Compensation		Against	Against		ShrHoldr

02/03/04 - A	Emerson Electric Co. *EMR*		291011104			11/24/03		6,600
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director C. Fernandez G.		For
	1.2	Elect Director C.F. Knight		For
	1.3	Elect Director G.A. Lodge		For
	1.4	Elect Director R.L. Ridgway		For
	1.5	Elect Director E.E. Whitacre, Jr.		For
	2	Approve Executive Incentive Bonus Plan		For	For		Mgmt
Compliance with 162(m) would preserve the full deductibility of all compensation paid under the plan and would ultimately reduce the company’s corporate tax obligation.
	3	Ratify Auditors		For	For		Mgmt

29

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

Routine proposal seeking ratification of the company’s auditors.

05/06/04 - A	Engelhard Corp. *EC*		292845104			03/15/04		6,300
	1	Elect Directors		For	For		Mgmt

05/19/04 - A	Equity Office Properties Trust *EOP*		294741103			03/12/04		9,000
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Thomas E. Dobrowski		For
	1.2	Elect Director William M. Goodyear		For
	1.3	Elect Director James D. Harper, Jr.		For
	1.4	Elect Director Richard D. Kincaid		For
	1.5	Elect Director David K. Mckown		For
	1.6	Elect Director Sheli Z. Rosenberg		For
	1.7	Elect Director Edwin N. Sidman		For
	1.8	Elect Director J. H.W.R. Van Der Vlist		For
	1.9	Elect Director Samuel Zell		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

04/27/04 - A	Exelon Corp. *EXC*		30161N101			03/01/04		25,700
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Nicholas DeBenedictis		For
	1.2	Elect Director G. Fred Dibona, Jr.		For
	1.3	Elect Director Sue L. Gin		For
	1.4	Elect Director Edgar D. Jannotta		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Approve Executive Incentive Bonus Plan		For	For		Mgmt
Compliance with 162(m) would preserve the full deductibility of all compensation paid under the plan and would ultimately reduce the company’s corporate tax obligation.

30

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/26/04 - A	Exxon Mobil Corp. *XOM*		30231G102			04/05/04		183,916
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Approve Non-Employee Director Restricted Stock Plan		For	For		Mgmt
	4	Affirm Political Nonpartisanship		Against	Against		ShrHoldr
	5	Report on Political Contributions/Activities		Against	Against		ShrHoldr
	6	Report on Equatorial Guinea		Against	Against		ShrHoldr
	7	Separate Chairman and CEO Positions		Against	Against		ShrHoldr
	8	Prohibit Awards to Executives		Against	Against		ShrHoldr
	9	Report on Stock Option Distribution by Race and Gender		Against	Against		ShrHoldr
	10	Amend EEO Statement to Include Reference to Sexual Orientation		Against	Against		ShrHoldr
	11	Report on Climate Change Research		Against	Against		ShrHoldr

05/25/04 - A	Fannie Mae *FNM*		313586109			04/06/04		30,300
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Stephen B. Ashley		For
	1.2	Elect Director Kenneth M. Duberstein		For
	1.3	Elect Director Thomas P. Gerrity		For
	1.4	Elect Director Timothy Howard		For
	1.5	Elect Director Ann Korologos		For
	1.6	Elect Director Frederic V. Malek		For
	1.7	Elect Director Donald B. Marron		For
	1.8	Elect Director Daniel H. Mudd		For
	1.9	Elect Director Anne M. Mulcahy		For
	1.10	Elect Director Joe K. Pickett		For
	1.11	Elect Director Leslie Rahl		For
	1.12	Elect Director Franklin D. Raines		For
	1.13	Elect Director H. Patrick Swygert		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Amend Employee Stock Purchase Plan		For	For		Mgmt

The plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	4	Provide for Cumulative Voting		Against	Against		ShrHoldr
Cumulative voting permits a director to be elected who would represent and further a special interest as opposed to acting for the benefit of all shareholders.

31

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/21/04 - A	Federated Department Stores, Inc. *FD*		31410H101			04/02/04		26,300
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Sara Levinson		For
	1.2	Elect Director Joseph Neubauer		For
	1.3	Elect Director Joseph A. Pichler		For
	1.4	Elect Director Karl M. von der Heyden		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Amend Omnibus Stock Plan		For	Against		Mgmt
The initiative cannot be supported due to the total level of potential dilution under all plans.
	4	Declassify the Board of Directors		Against	For		ShrHoldr

Classified boards serve to entrench management and discourage bidders by preventing replacement of the board in one year. In addition, shareholders are prevented from removing board members who are not acting in the best interest of shareholders until their term is completed.

09/29/03 - A	FedEx Corporation *FDX*		31428X106			08/04/03		3,600
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director August A. Busch IV		For
	1.2	Elect Director John A. Edwardson		For
	1.3	Elect Director George J. Mitchell		For
	1.4	Elect Director Joshua I. Smith		For
	2	Approve Omnibus Stock Plan		For	For		Mgmt
The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans, and the reasonable terms of the plan.
	3	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
Shareholder Proposal
	4	Declassify the Board of Directors		Against	For		ShrHoldr

Classified boards serve to entrench management and discourage bidders by preventing replacement of the board in one year. In addition, shareholders are prevented from removing board members who are not acting in the best interest of shareholders until their term is completed.

32

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

09/29/03 - A	Fidelity National Financial, Inc. *FNF*		316326107			08/18/03		23,250
	1	Increase Authorized Common Stock		For	For		Mgmt
The size of the increase (67%) requested falls within guidelines.
	2	Elect Directors		For	For		Mgmt
	2.1	Elect Director Terry N. Christensen		For
	2.2	Elect Director John F. Farrell, Jr.		For
	2.3	Elect Director Philip G. Heasley		For
	2.4	Elect Director Daniel D. (Ron) Lane		For
	2.5	Elect Director J. Thomas Talbot		For

10/28/03 - S	First Data Corp. *FDC*		319963104			09/08/03		39,800
	1	Approve Merger Agreement		For	For		Mgmt

The deal has a strong strategic rationale: the combined company would have a dominant position in the debit card market and is expected to generate annual synergies of $230 million by 2005. The premium paid for Concord is still below Concord’s valuation with synergies according to the advisors’ opinion and the deal is expected to be accretive in 2005.

05/19/04 - A	First Data Corp. *FDC*		319963104			03/22/04		37,400
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Henry C. Duques		For
	1.2	Elect Director Charles T. Fote		For
	1.3	Elect Director Richard P. Kiphart		For
	1.4	Elect Director Joan E. Spero		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

03/17/04 - S	FleetBoston Financial Corp.		339030108			01/26/04		27,600
	1	Approve Merger Agreement		For	For		Mgmt

33

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

Given the strategic benefits of the transaction and the full premium received by Fleet shareholders, the merger agreement warrants support.
	2	Adjourn Meeting		For	Against		Mgmt

In this case, shareholders already have enough information to make their vote decisions. Once their votes have been cast, there is no justification for spending more money to continue pressing shareholders for more votes.

05/13/04 - A	Ford Motor Company *F*		345370860			03/17/04		112,950
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director John R. H. Bond		Withhold
WITHHOLD votes from John R. H. Bond and Robert E. Rubin for standing as affiliated outsiders on the Compensation and Nominating committees.
	1.2	Elect Director Stephen G. Butler		For
	1.3	Elect Director Kimberly A. Casiano		For
	1.4	Elect Director Edsel B. Ford II		For
	1.5	Elect Director William Clay Ford		For
	1.6	Elect Director William Clay Ford, Jr.		For
	1.7	Elect Director Irvine O. Hockaday, Jr.		For
	1.8	Elect Director Marie-Josee Kravis		For
	1.9	Elect Director Richard A. Manoogian		For
	1.10	Elect Director Ellen R. Marram		For
	1.11	Elect Director Homer A. Neal		For
	1.12	Elect Director Jorma Ollila		For
	1.13	Elect Director Carl E. Reichardt		For
	1.14	Elect Director Robert E. Rubin		Withhold
	1.15	Elect Director Nicholas V. Scheele		For
	1.16	Elect Director John L. Thornton		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Increase Disclosure of Executive Compensation		Against	Against		ShrHoldr
	4	Establish Other Board Committee		Against	Against		ShrHoldr
	5	Prohibit Awards to Executives		Against	Against		ShrHoldr
	6	Amend By Laws Relating to Board Independence		Against	Against		ShrHoldr

34

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	7	Report on Greenhouse Gas Emissions		Against	Against		ShrHoldr

08/11/03 - A	Forest Laboratories, Inc. *FRX*		345838106			06/20/03		10,200
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Howard Solomon		For
	1.2	Elect Director William J. Candee, III		For
	1.3	Elect Director George S. Cohan		For
	1.4	Elect Director Dan L. Goldwasser		For
	1.5	Elect Director Lester B. Salans, M.D.		For
	1.6	Elect Director Kenneth E. Goodman		For
	1.7	Elect Director Phillip M. Satow		Withhold
WITHHOLD votes from Phillip M. Satow for standing as an affiliated outsider on the Audit Committee.
	2	Increase Authorized Common Stock		For	Against		Mgmt
The number of additional authorized common shares sought in this proposal exceeds guidelines (300%). The company has not offered a specific purpose for the additional shares.
	3	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

05/21/04 - A	FPL Group, Inc. *FPL*		302571104			03/16/04		600
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director H. Jesse Arnelle		For
	1.2	Elect Director Sherry S. Barrat		Withhold
Sherry S. Barrat is an affiliated outsider on all key committees.
	1.3	Elect Director Robert M. Beall, Ii		For
	1.4	Elect Director J. Hyatt Brown		For
	1.5	Elect Director James L. Camaren		For
	1.6	Elect Director Lewis Hay III		For
	1.7	Elect Director Frederic V. Malek		For
	1.8	Elect Director Michael H. Thaman		For
	1.9	Elect Director Paul R. Tregurtha		Withhold

35

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

Paul R. Tregurtha is an affiliated outsider on the compensation and nominating committees.
	1.10	Elect Director Frank G. Zarb		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Amend Omnibus Stock Plan		For	For		Mgmt
The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans, and the reasonable terms of the plan.
	4	Approve Executive Incentive Bonus Plan		For	For		Mgmt
Compliance with 162(m) would preserve the full deductibility of all compensation paid under the plan and would ultimately reduce the company’s corporate tax obligation.
	5	Approve Executive Incentive Bonus Plan		For	For		Mgmt
Compliance with 162(m) would preserve the full deductibility of all compensation paid under the plan and would ultimately reduce the company’s corporate tax obligation.
	6	Increase Authorized Common Stock		For	For		Mgmt
The size of the increase (33%) requested falls within guidelines.

03/31/04 - A	Freddie Mac *FRE*		313400301			02/20/04		11,000
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Joan E. Donoghue		For
	1.2	Elect Director Michelle Engler		For
	1.3	Elect Director Richard Karl Goeltz		For
	1.4	Elect Director George D. Gould		For
	1.5	Elect Director Henry Kaufman		For
	1.6	Elect Director John B. Mccoy		For
	1.7	Elect Director Shaun F. O’Malley		For
	1.8	Elect Director Ronald F. Poe		For
	1.9	Elect Director Stephen A. Ross		For
	1.10	Elect Director Donald J. Schuenke		For
	1.11	Elect Director Christina Seix		For
	1.12	Elect Director Richard F. Syron		For
	1.13	Elect Director William J. Turner		For

36

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

05/06/04 - A	Freeport-McMoRan Copper & Gold Inc. *FCX*		35671D857			03/12/04		22,400
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Approve Non-Employee Director Omnibus Stock Plan		For	For		Mgmt
	4	Halt Payments to Indonesian Military		Against	Against		ShrHoldr

05/05/04 - A	General Dynamics Corp. *GD*		369550108			03/12/04		12,000
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Nicholas D. Chabraja		For
	1.2	Elect Director James S. Crown		Withhold
James S. Crown is and afiiliated dirctor on all key committees.
	1.3	Elect Director Lester Crown		For
	1.4	Elect Director William P. Fricks		For
	1.5	Elect Director Charles H. Goodman		Withhold
Charles H. Goodman is an affiliated director on the compensation committee.
	1.6	Elect Director Jay L. Johnson		For
	1.7	Elect Director George A. Joulwan		For
	1.8	Elect Director Paul G. Kaminski		Withhold
Paul G. Kaminski is an affiliated outsider on the compensation committee.
	1.9	Elect Director John M. Keane		For
	1.10	Elect Director Lester L. Lyles		For
	1.11	Elect Director Carl E. Mundy, Jr.		For
	1.12	Elect Director Robert Walmsley		For
	2	Approve Omnibus Stock Plan		For	For		Mgmt
The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans, and the reasonable terms of the plan.

37

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	3	Submit Shareholder Rights Plan (Poison Pill) to Shareholder Vote		Against	For		ShrHoldr
Because shareholder rights plans greatly alter the balance of power between shareholders and management, shareholders should be allowed to make their own evaluation of such plans.
	4	Report on Foreign Military Sales		Against	Against		ShrHoldr

04/28/04 - A	General Electric Co. *GE*		369604103			03/01/04		227,500
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Amend Omnibus Stock Plan		For	For		Mgmt

We support the addition of revenue growth rate to the pool of performance measures applicable to long-term performance awards. We also applaud the company’s decision to shift a substantial portion of its executive grants to restricted stock units and performance based awards. Such practice should reduce dilution and provide effective incentives for superior performers who remain with the company during periods of stock market fluctuations in which stock options may have no realizable value. In addition, restricted stock units and long-term performance awards more closely align executives’ interests with investors’ long term interests as these awards are paid out only to executives who remain with the company for extended periods.

	4	Provide for Cumulative Voting		Against	Against		ShrHoldr
Cumulative voting permits a director to be elected who would represent and further a special interest as opposed to acting for the benefit of all shareholders.
	5	Eliminate Animal Testing		Against	Against		ShrHoldr
	6	Report on Nuclear Fuel Storage Risks		Against	Against		ShrHoldr
	7	Report on PCB Clean-up		Against	Against		ShrHoldr
	8	Report on Foreign Outsourcing		Against	Against		ShrHoldr
	9	Prepare Sustainability Report		Against	Against		ShrHoldr
	10	Limit Composition of Management Development and Compensation Committee to Independent Directors		Against	Against		ShrHoldr

Given that: (1) the company already has a policy in place requiring that all key board committee members be independent and (2) the company’s Management Development and Compensation Committee is currently fully independent, this item does not warrant support.

38

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	11	Report on Pay Disparity		Against	Against		ShrHoldr
	12	Limit Awards to Executives		Against	Against		ShrHoldr
	13	Limit Board Service for Other Companies		Against	Against		ShrHoldr
	14	Separate Chairman and CEO Positions		Against	Against		ShrHoldr
	15	Hire Advisor/Maximize Shareholder Value		Against	Against		ShrHoldr
	16	Adopt a Retention Ratio for Executives and Directors		Against	Against		ShrHoldr
	17	Require 70% to 80% Independent Board		Against	Against		ShrHoldr

Given that: (1) the board is 73.3 percent independent , (2) the company already has a policy in place providing for a two-thirds independent board, with a minimum of ten independent directors at all times, and (3) the company has voluntarily adopted additional, stricter independence tests with respect to a director’s affiliation with non-profit organizations funded by the GE and companies receiving loans from GE, the company has taken sufficient steps to ensure the maintenance of a supermajority independent board. As such, this item does not warrant shareholder support.

	18	Report on Political Contributions/Activities		Against	Against		ShrHoldr

10/03/03 - WC	General Motors Corp. *GM*		370442832			08/01/03		6,200
	1	Amend Articles		For	For		Mgmt
	2	Amend Articles		For	For		Mgmt
	3	Approve Hughes Split-Off		For	For		Mgmt
Based on the market premium, the fairness opinions, the strategic rationale, the board’s review of alternatives, and the potential strategic synergies, the transactions warrant shareholder support.
	4	Approve GM/News Stock Sale		For	For		Mgmt
	5	Approve News Stock Acquisition		For	For		Mgmt
	6	Amend Articles		For	For		Mgmt

05/04/04 - A	Georgia-Pacific Corp. *GP*		373298108			03/10/04		19,600
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Barbara L. Bowles		For
	1.2	Elect Director Donald V. Fites		For
	1.3	Elect Director David R. Goode		For
	1.4	Elect Director Karen N. Horn		For
	1.5	Elect Director William R. Johnson		For

39

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.6	Elect Director James B. Williams		For
	2	Amend Omnibus Stock Plan		For	For		Mgmt
The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans, and the reasonable terms of the plan.
	3	Approve Executive Incentive Bonus Plan		For	For		Mgmt
Compliance with 162(m) would preserve the full deductibility of all compensation paid under the plan and would ultimately reduce the company’s corporate tax obligation.
	4	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

05/18/04 - A	Guidant Corp. *GDT*		401698105			03/11/04		19,100
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Expense Stock Options		Against	Against		ShrHoldr

09/10/03 - A	H&R Block, Inc. *HRB*		093671105			07/08/03		5,700
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director G. Kenneth Baum		For
	1.2	Elect Director Henry F. Frigon		For
	1.3	Elect Director Roger W. Hale		For
	2	Amend Omnibus Stock Plan		For	For		Mgmt
The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans, and the reasonable terms of the plan.
	3	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

04/29/04 - A	Harrah’s Entertainment, Inc. *HET*		413619107			03/01/04		12,400
	1	Elect Directors		For	For		Mgmt
	2	Approve Omnibus Stock Plan		For	For		Mgmt
The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans, and the reasonable terms of the plan.

40

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	3	Approve Executive Incentive Bonus Plan		For	For		Mgmt
Compliance with 162(m) would preserve the full deductibility of all compensation paid under the plan and would ultimately reduce the company’s corporate tax obligation.
	4	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	5	Report on Political Contributions/Activities		Against	Against		ShrHoldr

05/18/04 - A	Harte-Hanks, Inc. *HHS*		416196103			03/31/04		49,600
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Larry Franklin		For
	1.2	Elect Director William F. Farley		For
	1.3	Elect Director William K. Gayden		For
	2	Amend Omnibus Stock Plan		For	For		Mgmt
The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans, and the reasonable terms of the plan.

05/13/04 - A	Health Net, Inc. *HNT*		42222G108			03/19/04		400
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director J. Thomas Bouchard		For
	1.2	Elect Director Theodore F. Craver, Jr.		For
	1.3	Elect Director Thomas T. Farley		For
	1.4	Elect Director Gale S. Fitzgerald		For
	1.5	Elect Director Patrick Foley		For
	1.6	Elect Director Jay M. Gellert		For
	1.7	Elect Director Roger F. Greaves		Withhold
WITHHOLD votes from Roger F. Greaves for standing as an affiliated outsider on the Nominating Committee.
	1.8	Elect Director Richard W. Hanselman		For
	1.9	Elect Director Richard J. Stegemeier		For

41

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.10	Elect Director Bruce G. Willison		For
	1.11	Elect Director Frederick C. Yeager		For
	2	Eliminate Class of Common Stock		For	For		Mgmt
	3	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

05/05/04 - A	Hearst-Argyle Television, Inc. *HTV*		422317107			03/31/04		2,300
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Caroline L. Williams		For
	2	Approve Omnibus Stock Plan		For	Against		Mgmt
The plan permits repricing.
	3	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	4	Other Business		For	Against		Mgmt
Details of other business items not disclosed

03/17/04 - A	Hewlett-Packard Co. *HPQ*		428236103			01/20/04		28,263
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Approve Omnibus Stock Plan		For	Against		Mgmt
The initiative cannot be supported due to the total level of potential dilution under all plans.
	4	Expense Stock Options		Against	Against		ShrHoldr

04/21/04 - A	Hibernia Corp. *HIB*		428656102			02/25/04		6,700
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director E. R. ‘Bo’ Campbell		For
	1.2	Elect Director Richard W. Freeman, Jr.		For
	1.3	Elect Director Randall E. Howard		For
	1.4	Elect Director Elton R. King		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

42

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

02/12/04 - A	Hillenbrand Industries, Inc. *HB*		431573104			12/17/03		13,900
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Ray J. Hillenbrand as Class II Director		Withhold
WITHHOLD votes from Ray J. Hillenbrand for standing as an affiliated outsider on the Audit and Nominating committees.
	1.2	Elect Director Anne Griswold Peirce as Class II Director		For
	1.3	Elect Director Peter H. Soderberg as Class II Director		For
	2	Elect Director Joanne C. Smith as Class III Director		For	For		Mgmt
	3	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

05/27/04 - A	Home Depot, Inc. (The) *HD*		437076102			03/29/04		41,100
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Establish Term Limits for Directors		Against	Against		ShrHoldr
	4	Submit Shareholder Rights Plan (Poison Pill) to Shareholder Vote		Against	For		ShrHoldr
Because shareholder rights plans greatly alter the balance of power between shareholders and management, shareholders should be allowed to make their own evaluation of such plans.
	5	Performance- Based/Indexed Options		Against	For		ShrHoldr
SSGA supports peformance-based compensation.
	6	Adopt ILO Based Code of Conduct		Against	Against		ShrHoldr
	7	Submit Severance Agreement (Change-in-Control) to Shareholder Vote		Against	Against		ShrHoldr
	8	Require Affirmative Vote of the Majority of the Shares to Elect Directors		Against	Against		ShrHoldr

04/22/04 - A	Humana Inc. *HUM*		444859102			03/01/04		19,000
	1	Elect Directors		For	For		Mgmt

43

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

02/24/04 - A	IKON Office Solutions, Inc. *IKN*		451713101			12/31/03		15,100
	1	Elect Directors		For	For		Mgmt

06/02/04 - A	Ingersoll-Rand Company Limited *IR*		G4776G101			04/02/04		16,200
Meeting for Holders of ADRs
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director P.C. Godsoe		For
	1.2	Elect Director C.J. Horner		For
	1.3	Elect Director O.R. Smith		For
	2	ADOPTION OF AMENDED AND RESTATED INCENTIVE STOCK PLAN OF 1998.		For	For		Mgmt

The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans and other favorable terms of the plan. A vote in favor of this proposal is recommended.

	3	APPROVAL OF AMENDED AND RESTATED BYE-LAWS.		For	For		Mgmt
As the proposed article amendments will have a positive effect on the company’s corporate governance, it is recommended that shareholders support this item.
	4	Ratify Auditors		For	For		Mgmt
	5	SHAREHOLDER PROPOSAL TO DECLASSIFY THE BOARD OF DIRECTORS.		Against	For		ShrHoldr

The ability to elect directors is the single most important use of the shareholder franchise, and all directors should be accountable on an annual basis. A classified board can entrench management and effectively preclude most takeover bids or proxy contests. Board classification forces dissidents and would-be acquirers to negotiate with the incumbent board, which has the authority to decide on offers without a shareholder vote.

	6	SHAREHOLDER PROPOSAL TO CHANGE THE COMPANY S JURISDICTION OF INCORPORATION.		Against	Against		ShrHoldr

Support of this shareholder resolution is not warranted at this time as the board has adequately addressed many of the concerns raised by the proponent. Based on the significant economic benefits to shareholders and the company’s recent progress toward positive corporate governance and improved disclosure, it is recommended that shareholders oppose this shareholder-requisitioned proposal.

44

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	7	SHAREHOLDER PROPOSAL TO REQUIRE THE SEPARATION OF THE CHIEF EXECUTIVE OFFICER AND THE CHAIR OF THE BOARD.		Against	Against		ShrHoldr
The company’s governance structure provides a satisfactory balance to a unified chairman and CEO position.

05/19/04 - A	Intel Corp. *INTC*		458140100			03/22/04		190,300
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Approve Omnibus Stock Plan		For	For		Mgmt
The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans, and the reasonable terms of the plan.
	4	Expense Stock Options		Against	Against		ShrHoldr
	5	Limit/Prohibit Awards to Executives		Against	For		ShrHoldr

The company currently does not use performance-vesting awards in its compensation plans for senior executives. Although the proponent in its supporting statement is critical of fixed-price options, it does not appear that the proposal advocates replacement of options with performance-based restricted stock. The proposal requests the the company use performance-vesting stock in development of future equity awards for senior executives.

	6	Performance- Based/Indexed Options		Against	For		ShrHoldr

In this case, the company uses standard options for its long term compensation. It does not currently award or plans to award performance-based options. The proposal requests for a portion of future stock option grants to be performance-based to senior executives and is therefore not unduly restrictive. The company should be able to identify appropriate performance criteria and clearly disclose the associated performance goals or hurdle rates to the shareholders. This would provide further discipline and alignment in award of executive compensation to shareholders interest.

45

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/27/04 - A	International Business Machines Corp. *IBM*		459200101			02/27/04		47,900
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Ratify Auditors for the Company’s Business Consulting Services Unit		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	4	Approve Executive Incentive Bonus Plan		For	For		Mgmt
Compliance with 162(m) would preserve the full deductibility of all compensation paid under the plan and would ultimately reduce the company’s corporate tax obligation.
	5	Provide for Cumulative Voting		Against	Against		ShrHoldr
Cumulative voting permits a director to be elected who would represent and further a special interest as opposed to acting for the benefit of all shareholders.
	6	Amend Pension and Retirement Medical Insurance Plans		Against	Against		ShrHoldr
	7	Submit Executive Compensation to Vote		Against	Against		ShrHoldr
	8	Expense Stock Options		Against	Against		ShrHoldr
	9	Limit Awards to Executives		Against	Against		ShrHoldr
	10	China Principles		Against	Against		ShrHoldr
	11	Report on Political Contributions/Activities		Against	Against		ShrHoldr
	12	Report on Executive Compensation		Against	Against		ShrHoldr

03/02/04 - A	International Game Technology *IGT*		459902102			01/02/04		40,100
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director G. Thomas Baker		For
	1.2	Elect Director Neil Barsky		For
	1.3	Elect Director Robert A. Bittman		For
	1.4	Elect Director Richard R. Burt		For
	1.5	Elect Director Leslie S. Heisz		For
	1.6	Elect Director Robert A. Mathewson		For
	1.7	Elect Director Thomas J. Matthews		For
	1.8	Elect Director Robert Miller		For
	1.9	Elect Director Frederick B. Rentschler		For
	2	Amend Employee Stock Purchase Plan		For	For		Mgmt

46

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

The plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	3	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

04/29/04 - A	Invitrogen Corp. *IVGN*		46185R100			02/27/04		10,000
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Raymond V. Dittamore		For
	1.2	Elect Director Bradley G. Lorimier		For
	1.3	Elect Director David U’Prichard, Ph.D.		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Approve Omnibus Stock Plan		For	For		Mgmt
The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans, and the reasonable terms of the plan.
	4	Amend Employee Stock Purchase Plan		For	For		Mgmt

The plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

01/13/04 - A	Jabil Circuit, Inc. *JBL*		466313103			11/14/03		2,400
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director William D. Morean		For
	1.2	Elect Director Thomas A. Sansone		For
	1.3	Elect Director Timothy L. Main		For
	1.4	Elect Director Lawrence J. Murphy		For
	1.5	Elect Director Mel S. Lavitt		For
	1.6	Elect Director Steven A. Raymund		For
	1.7	Elect Director Frank A. Newman		For
	1.8	Elect Director Laurence S. Grafstein		For
	2	Amend Omnibus Stock Plan		For	For		Mgmt

47

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans, and the reasonable terms of the plan.
	3	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

05/24/04 - A	Jefferies Group, Inc *JEF*		472319102			03/26/04		8,178
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director W. Patrick Campbell		For
	1.2	Elect Director Richard G. Dooley		For
	1.3	Elect Director Richard B. Handler		For
	1.4	Elect Director Frank J. Macchiarola		For
	1.5	Elect Director John C. Shaw, Jr.		For
	2	Increase Authorized Common Stock		For	Against		Mgmt
The number of additional authorized common shares sought in this proposal exceeds guidelines (400%). The company has not offered a specific purpose for the additional shares.

02/24/04 - S	John Hancock Financial Services, Inc.		41014S106			01/02/04		23,700
	1	Approve Merger Agreement		For	For		Mgmt

The merger warrants shareholder support. Overall, the merger will create one of the largest insurance companies in the world with a combined market capitalization of $25.6 billion. Further, the merger will allow JHF to diversify its investment assets and improve its risk profile. Although the merger is expected to be initially dilutive to the company’s operating net income per share, it is expected to be accretive during the first calendar year following the merger. The merger is expected to result in cost savings of $65.5 million in 2004, $133.1 million in 2005, and are estimated to reach $256 million annually by 2006 (based on an exchange rate of U.S. $1 = C$1.3677). With respect to the offer consideration, it represents a fair premium of 34.9 percent over the closing price of JHF’s common stock on the last trading day prior to rumors of the merger circulating in press reports and a premium of 24.7 percent over the closing price of JHF’s common stock on the last trading day prior to the announcement of the merger based on MFC’s stock price as of Feb. 10, 2004. Further, the market reacted positively upon the announcement of the merger, as indicated by JHF’s stock price increase of approximately seven percent. In addition, the offer consideration falls in line with the financial advisors’ analyses provided in the fairness opinion. Finally, the merger results in positive governance implications in terms of its impact on shareholder rights.

48

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/22/04 - A	Johnson & Johnson *JNJ*		478160104			02/24/04		93,530
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Cease Charitable Contributions		Against	Against		ShrHoldr

05/19/04 - A	Jones Apparel Group, Inc. *JNY*		480074103			03/19/04		6,100
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Peter Boneparth		For
	1.2	Elect Director Sidney Kimmel		For
	1.3	Elect Director Geraldine Stutz		For
	1.4	Elect Director Howard Gittis		For
	1.5	Elect Director Anthony F. Scarpa		For
	1.6	Elect Director Matthew H. Kamens		For
	1.7	Elect Director Michael L. Tarnopol		For
	1.8	Elect Director J. Robert Kerrey		For
	1.9	Elect Director Ann N. Reese		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Amend Omnibus Stock Plan		For	For		Mgmt
The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans, and the reasonable terms of the plan.

05/25/04 - A	JPMorgan Chase & Co. *JPM*		46625H100			04/02/04		65,600
	1	Approve Merger Agreement		For	For		Mgmt

JPM shareholders will own approximately 58 percent of the company and maintain management control with Mr. Harrison serving as the CEO for two years until Mr. Dimon takes over that role. The board composition will be split equally. J.P. Morgan determined that board participation at this level for Bank One was a condition to the deal. Considering the relatively low premium to comparable transactions, strategic importance of the deal to both firms, and the potential cost savings, the board and management tradeoffs appear balanced. In aggregate, the deal presents a compelling case for both J.P. Morgan and Bank One shareholders due to the strategic benefits of the transactions, improved competitive position, cost synergies and the possibility of additional revenue opportunities.

49

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	2	Elect Directors		For	For		Mgmt
	3	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	4	Amend Executive Incentive Bonus Plan		For	For		Mgmt
Compliance with 162(m) would preserve the full deductibility of all compensation paid under the plan and would ultimately reduce the company’s corporate tax obligation.
	5	Adjourn Meeting		For	Against		Mgmt

In this case, shareholders already have enough information to make their vote decisions. Once their votes have been cast, there is no justification for spending more money to continue pressing shareholders for more votes.

	6	Establish Term Limits for Directors		Against	Against		ShrHoldr
	7	Charitable Contributions		Against	Against		ShrHoldr
	8	Political Contributions		Against	Against		ShrHoldr
	9	Separate Chairman and CEO Positions		Against	Against		ShrHoldr
	10	Provide Adequate Disclosure for over the counter Derivatives		Against	Against		ShrHoldr
	11	Auditor Independence		Against	Against		ShrHoldr
	12	Submit Non-Employee Director Compensation to Vote		Against	Against		ShrHoldr
	13	Report on Pay Disparity		Against	Against		ShrHoldr

04/01/04 - A	KB Home *KBH*		48666K109			02/12/04		10,000
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

50

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/13/04 - A	KeyCorp *KEY*		493267108			03/16/04		19,100
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Alexander M. Cutler		For
	1.2	Elect Director Douglas J. McGregor		For
	1.3	Elect Director Eduardo R. Menasce		For
	1.4	Elect Director Henry L. Meyer III		For
	1.5	Elect Director Peter G. Ten Eyck, II		For
	2	Approve Omnibus Stock Plan		For	Against		Mgmt
The initiative cannot be supported due to the size of the requested authorization and the total level of potential dilution under all plans.
	3	Approve Executive Incentive Bonus Plan		For	For		Mgmt
Compliance with 162(m) would preserve the full deductibility of all compensation paid under the plan and would ultimately reduce the company’s corporate tax obligation.
	4	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

04/29/04 - A	Kimberly-Clark Corp. *KMB*		494368103			03/01/04		2,800
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Pastora San Juan Cafferty		For
	1.2	Elect Director Claudio X. Gonzalez		For
	1.3	Elect Director Linda Johnson Rice		For
	1.4	Elect Director Marc J. Shapiro		For
	2	Amend Omnibus Stock Plan		For	For		Mgmt
The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans, and the reasonable terms of the plan.
	3	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	4	Submit Shareholder Rights Plan (Poison Pill) to Shareholder Vote		Against	For		ShrHoldr
Because shareholder rights plans greatly alter the balance of power between shareholders and management, shareholders should be allowed to make their own evaluation of such plans.

51

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/11/04 - A	Kinder Morgan, Inc. *KMI*		49455P101			03/12/04		6,100
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Charles W. Battey		Withhold
WITHHOLD votes from Charles W. Battey for standing as an affiliated outsider on the Audit Committee.
	1.2	Elect Director H. A. True, III		For
	1.3	Elect Director Fayez Sarofim		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Amend Stock Option Plan		For	For		Mgmt
The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans, and the reasonable terms of the plan.
	4	Prepare a Sustainability Report		Against	For		ShrHoldr
The incremental approach advocated by the GRI would not be overly burdensome for the company to implement.
	5	Expense Stock Options		Against	Against		ShrHoldr

11/05/03 - A	KLA-Tencor Corp. *KLAC*		482480100			09/15/03		3,800
	1.a	Elect Director H. Raymond Bingham		For	For		Mgmt
	1.b	Elect Director Robert T. Bond		For	For		Mgmt
	1.c	Elect Director Richard J. Elkus, Jr.		For	For		Mgmt
	1.d	Elect Director Michael E. Marks		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

05/13/04 - A	Lear Corporation *LEA*		521865105			03/19/04		6,900
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Larry W. McCurdy		For
	1.2	Elect Director Roy E. Parrott		For
	1.3	Elect Director Richard F. Wallman		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

52

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	3	Submit Shareholder Rights Plan (Poison Pill) to Shareholder Vote		Against	For		ShrHoldr
Because shareholder rights plans greatly alter the balance of power between shareholders and management, shareholders should be allowed to make their own evaluation of such plans.

04/02/04 - A	Lehman Brothers Holdings Inc. *LEH*		524908100			02/13/04		14,600
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Roger S. Berlind		For
	1.2	Elect Director Marsha Johnson Evans		For
	1.3	Elect Director Sir Christopher Gent		For
	1.4	Elect Director Dina Merrill		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

05/17/04 - A	Limited Brands *LTD*		532716107			03/31/04		22,700
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Eugene M. Freedman		For
	1.2	Elect Director V. Ann Hailey		For
	1.3	Elect Director David T. Kollat		For
	1.4	Elect Director Leslie H. Wexner		For
	2	Amend Omnibus Stock Plan		For	For		Mgmt
The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans, and the reasonable terms of the plan.

11/05/03 - A	Linear Technology Corp. *LLTC*		535678106			09/08/03		13,600
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Robert H. Swanson, Jr.		For
	1.2	Elect Director David S. Lee		For
	1.3	Elect Director Leo T. McCarthy		For
	1.4	Elect Director Richard M. Moley		For
	1.5	Elect Director Thomas S. Volpe		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

53

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/22/04 - A	Lockheed Martin Corp. *LMT*		539830109			03/01/04		10,000
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director E.C. ‘Pete’ Aldridge, Jr.		For

	1.2	Elect Director Nolan D. Archibald		For
	1.3	Elect Director Norman R. Augustine		Withhold
WITHHOLD votes from Joseph W. Ralston and Norman R. Augustine for standing as affiliated outsiders on the Nominating Committee
	1.4	Elect Director Marcus C. Bennett		For
	1.5	Elect Director Vance D. Coffman		For
	1.6	Elect Director Gwendolyn S. King		For
	1.7	Elect Director Douglas H. McCorkindale		For
	1.8	Elect Director Eugene F. Murphy		For
	1.9	Elect Director Joseph W. Ralston		Withhold
WITHHOLD votes from Joseph W. Ralston and Norman R. Augustine for standing as affiliated outsiders on the Nominating Committee
	1.10	Elect Director Frank Savage		Withhold
Frank Savage is a former Enron director and SSGA has chosen to WITHHOLD from this director.
	1.11	Elect Director Anne Stevens		For
	1.12	Elect Director Robert J. Stevens		For
	1.13	Elect Director James R. Ukropina		Withhold
James R. Ukropina si an affiliated outsider on the audit and nominating committees.
	1.14	Elect Director Douglas C. Yearley		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Report on Executive Ties to Government		Against	Against		ShrHoldr
	4	Submit Shareholder Rights Plan (Poison Pill) to Shareholder Vote		Against	Against		ShrHoldr

54

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

SSGA support proposal to Submit Shareholder Rights Plan (Poison Pill) to Shareholder Vote. In view of the company’s commitment to put any future pill to a shareholder vote within 12 months, the objectives of this proposals have already been achieved.

	5	Prohibit Auditor from Providing Non-Audit Services		Against	Against		ShrHoldr
	6	Develop Ethical Criteria for Military Contracts		Against	Against		ShrHoldr

05/11/04 - A	Loews Corp. *LTR*		540424108			03/15/04		9,400
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Provide for Cumulative Voting		Against	Against		ShrHoldr
Cumulative voting permits a director to be elected who would represent and further a special interest as opposed to acting for the benefit of all shareholders.
	4	Support Legislation and Make Public Statements on Environmental Tobacco Smoke		Against	Against		ShrHoldr
	5	Cease Charitable Contributions		Against	Against		ShrHoldr

05/03/04 - A	Louisiana-Pacific Corp *LPX*		546347105			03/05/04		48,300
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Dustan E. McCoy		For
	1.2	Elect Director Lee C. Simpson		Withhold
WITHHOLD votes from Lee C. Simpson for standing as an affiliated outsider on the Nominating Committee.
	1.3	Elect Director Colin D. Watson		For
	2	Amend Omnibus Stock Plan		For	For		Mgmt
The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans, and the reasonable terms of the plan.
	3	Amend Non-Employee Director Restricted Stock Plan		For	For		Mgmt
	4	Amend Non-Employee Director Stock Option Plan		For	For		Mgmt
	5	Amend Executive Incentive Bonus Plan		For	For		Mgmt
Compliance with 162(m) would preserve the full deductibility of all compensation paid under the plan and would ultimately reduce the company’s corporate tax obligation.

55

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	6	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	7	Separate Chairman and CEO Positions		Against	Against		ShrHoldr
	8	Report on Greenhouse Gas Emissions		Against	Against		ShrHoldr

05/28/04 - A	Lowe *LOW*		548661107			04/01/04		7,000
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Leonard L. Berry		For
	1.2	Elect Director Paul Fulton		For
	1.3	Elect Director Dawn E. Hudson		For
	1.4	Elect Director Marshall O. Larsen		For
	1.5	Elect Director Robert A. Niblock		For
	1.6	Elect Director Stephen F. Page		For
	1.7	Elect Director O. Temple Sloan, Jr.		For
	1.8	Elect Director Robert L. Tillman		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

05/06/04 - A	LSI Logic Corp. *LSI*		502161102			03/11/04		63,400
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Wilfred J. Corrigan		For
	1.2	Elect Director James H. Keyes		For
	1.3	Elect Director Malcolm R. Currie		For
	1.4	Elect Director T.Z. Chu		For
	1.5	Elect Director R. Douglas Norby		For
	1.6	Elect Director Matthew J. O’Rourke		For
	1.7	Elect Director Gregorio Reyes		For
	1.8	Elect Director Larry W. Sonsini		For
	2	Amend Employee Stock Purchase Plan		For	Against		Mgmt

. Because there is no expiration date specified for this plan, we are unable to determine the total number of shares which will become available for future issuance and, as such, we are unable to determine if the number of shares being reserved is reasonable.

	3	Amend Employee Stock Purchase Plan		For	For		Mgmt

The plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

56

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	4	Approve/Amend Executive Incentive Bonus Plan		For	For		Mgmt
Compliance with 162(m) would preserve the full deductibility of all compensation paid under the plan and would ultimately reduce the company’s corporate tax obligation.
	5	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

04/27/04 - A	Manpower Inc. *MAN*		56418H100			02/17/04		11,100
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Stephanie A. Burns		For
	1.2	Elect Director Willie D. Davis		For
	1.3	Elect Director Jack M. Greenberg		For
	1.4	Elect Director Terry A. Hueneke		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

04/28/04 - A	Marathon Oil Corp *MRO*		565849106			03/01/04		26,400
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Report on Greenhouse Gas Emissions		Against	Against		ShrHoldr
	4	Submit Severance Agreement (Change-in-Control) to Shareholder Vote		Against	Against		ShrHoldr

05/03/04 - A	MBNA Corp. *KRB*		55262L100			02/13/04		67,050
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director James H. Berick		Withhold
WITHHOLD votes from Benjamin R. Civiletti and James H. Berick for standing as affiliated outsiders on the Audit, Compensation and Governance committees.
	1.2	Elect Director Benjamin R. Civiletti		Withhold
	1.3	Elect Director Bruce L. Hammonds		For

57

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.4	Elect Director William L. Jews		For
	1.5	Elect Director Randolph D. Lerner		For
	1.6	Elect Director Stuart L. Markowitz		For
	1.7	Elect Director William B. Milstead		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Expense Stock Options		Against	Against		ShrHoldr
	4	Require Majority of Independent Directors on Board		Against	For		ShrHoldr
SSGA supports proposals that seek to Require Majority of Independent Directors on Board.

05/27/04 - A	MCAFEE INC. *MFE*		640938106			04/01/04		9,400
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Robert Dutkowsky		For
	1.2	Elect Director Denis O’Leary		For
	1.3	Elect Director Robert Pangia		For
	2	Amend Omnibus Stock Plan		For	For		Mgmt
	3	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

05/20/04 - A	McDonald’s Corp. *MCD*		580135101			03/22/04		19,300
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Edward A. Brennan		For
	1.2	Elect Director Walter E. Massey		For
	1.3	Elect Director John W. Rogers, Jr.		For
	1.4	Elect Director Anne-Marie Slaughter		For
	1.5	Elect Director Roger W. Stone		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Amend Omnibus Stock Plan		For	Against		Mgmt
The initiative cannot be supported due to the total level of potential dilution under all plans.
	4	Approve/Amend Executive Incentive Bonus Plan		For	For		Mgmt
Compliance with 162(m) would preserve the full deductibility of all compensation paid under the plan and would ultimately reduce the company’s corporate tax obligation.

58

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/21/04 - A	MEDCO Health Solutions Inc *MHS*		58405U102			03/10/04		8,297
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director David B. Snow, Jr.		For
	1.2	Elect Director Howard W. Barker, Jr.		For
	1.3	Elect Director Brian L. Strom, Md, Mph		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

04/29/04 - A	Media General, Inc. *MEG*		584404107			03/05/04		200
	1	Elect Directors		For	For		Mgmt

05/28/04 - S	Media General, Inc. *MEG*		584404107			04/29/04		200
	1	Amend Director & Officer Indemnification/Liability Provisions		For	For		Mgmt
	2	Amend Bylaws Eliminating Personal Liability of Officers and Directors		For	For		Mgmt
	3	Adopt Amended and Restated Supplemental 401(k) Plan		For	Against		Mgmt

08/28/03 - A	Medtronic, Inc. *MDT*		585055106			07/03/03		10,200
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Richard H. Anderson		For
	1.2	Elect Director Michael R. Bonsignore		For
	1.3	Elect Director Gordon M. Sprenger		Withhold
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Approve Omnibus Stock Plan		For	For		Mgmt
The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans, and the reasonable terms of the plan.
	4	Approve Executive Incentive Bonus Plan		For	For		Mgmt

59

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

Compliance with 162(m) would preserve the full deductibility of all compensation paid under the plan and would ultimately reduce the company’s corporate tax obligation.

04/27/04 - A	Merck & Co., Inc. *MRK*		589331107			02/24/04		74,500
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Declassify the Board of Directors		For	For		Mgmt
	4	Prohibit Awards to Executives		Against	Against		ShrHoldr
	5	Develop Ethical Criteria for Patent Extension		Against	Against		ShrHoldr
	6	Link Executive Compensation to Social Issues		Against	Against		ShrHoldr
	7	Report on Political Contributions		Against	Against		ShrHoldr
	8	Report on Operational Impact of HIV/AIDS, TB, and Malaria Pandemic		Against	Against		ShrHoldr

04/23/04 - A	Merrill Lynch & Co., Inc. *MER*		590188108			02/24/04		27,700
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Restore or Provide for Cumulative Voting		Against	Against		ShrHoldr
Cumulative voting permits a director to be elected who would represent and further a special interest as opposed to acting for the benefit of all shareholders.
	4	Separate Chairman and CEO Positions		Against	Against		ShrHoldr

04/27/04 - A	Metlife, Inc *MET*		59156R108			03/01/04		12,300
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Curtis H. Barnette		For
	1.2	Elect Director John C. Danforth		Withhold
WITHHOLD votes from Harry P. Kamen and John C. Danforth for standing as affiliated outsiders on the Nominating Committee.
	1.3	Elect Director Burton A. Dole, Jr.		For
	1.4	Elect Director Harry P. Kamen		Withhold

60

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

WITHHOLD votes from Harry P. Kamen and John C. Danforth for standing as affiliated outsiders on the Nominating Committee.
	1.5	Elect Director Charles M. Leighton		For
	2	Approve Omnibus Stock Plan		For	For		Mgmt
The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans, and the reasonable terms of the plan.
	3	Approve Executive Incentive Bonus Plan		For	For		Mgmt
Compliance with 162(m) would preserve the full deductibility of all compensation paid under the plan and would ultimately reduce the company’s corporate tax obligation.
	4	Approve Non-Employee Director Omnibus Stock Plan		For	For		Mgmt
	5	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	6	Limit Executive Compensation		Against	Against		ShrHoldr

05/13/04 - A	MGIC Investment Corp. *MTG*		552848103			03/15/04		3,100
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director James A. Abbott		For
	1.2	Elect Director Thomas M. Hagerty		For
	1.3	Elect Director Michael E. Lehman		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

05/11/04 - A	MGM Mirage *MGG*		552953101			03/15/04		4,700
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director James D. Aljian		Withhold
WITHHOLD votes from James D. Aljian for standing as an insider on the Compensation Committee.
	1.2	Elect Director Robert H. Baldwin		For
	1.3	Elect Director Terry N. Christensen		For
	1.4	Elect Director Willie D. Davis		For

61

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.5	Elect Director Alexander M. Haig, Jr.		For
	1.6	Elect Director Alexis M. Herman		For
	1.7	Elect Director Roland Hernandez		For
	1.8	Elect Director Gary N. Jacobs		For
	1.9	Elect Director Kirk Kerkorian		For
	1.10	Elect Director J. Terrence Lanni		For
	1.11	Elect Director George J. Mason		For
	1.12	Elect Director James J. Murren		For
	1.13	Elect Director Ronald M. Popeil		For
	1.14	Elect Director John T. Redmond		For
	1.15	Elect Director Daniel M. Wade		For
	1.16	Elect Director Melvin B. Wolzinger		For
	1.17	Elect Director Alex Yemenidjian		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

11/21/03 - A	Micron Technology, Inc. *MU*		595112103			09/22/03		29,600
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Steven R. Appleton		For
	1.2	Elect Director James W. Bagley		For
	1.3	Elect Director Robert A. Lothrop		For
	1.4	Elect Director Thomas T. Nicholson		For
	1.5	Elect Director Gordon C. Smith		For
	1.6	Elect Director William P. Weber		For
	2	Amend Employee Stock Purchase Plan		For	For		Mgmt

The plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	3	Amend Stock Option Plan		For	Against		Mgmt
The initiative cannot be supported due to the total level of potential dilution under all plans.
	4	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

11/11/03 - A	Microsoft Corp. *MSFT*		594918104			09/12/03		270,400
	1	Elect Directors		For	Split		Mgmt

62

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.1	Elect Director William H. Gates, III		For
	1.2	Elect Director Steven A. Ballmer		For
	1.3	Elect Director James I. Cash, Jr., Ph.D.		For
	1.4	Elect Director Raymond V. Gilmartin		For
	1.5	Elect Director Ann McLaughlin Korologos		For
	1.6	Elect Director David F. Marquardt		For
	1.7	Elect Director Charles H. Noski		For
	1.8	Elect Director Dr. Helmut Panke		For
	1.9	Elect Director Wm. G. Reed, Jr.		For
	1.10	Elect Director Jon A. Shirley		Withhold
WITHHOLD votes from Jon A. Shirley for standing as an affiliated outsider on the Audit Committee.
	2	Amend Omnibus Stock Plan		For	Against		Mgmt
The initiative cannot be supported due to the total level of potential dilution under all plans.
	3	Amend Non-Employee Director Stock Option Plan		For	Against		Mgmt
The plan allows for NSO’s to be granted at less than FMV.
Shareholder Proposal
	4	Refrain from Giving Charitable Contributions		Against	Against		ShrHoldr

01/29/04 - A	Monsanto Co. *MON*		61166W101			12/01/03		43,913
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Frank V. Atlee III		For
	1.2	Elect Director Gwendolyn S. King		For
	1.3	Elect Director Sharon R. Long, Ph.D.		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Amend Omnibus Stock Plan		For	For		Mgmt
The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans, and the reasonable terms of the plan.
Shareholder Proposals
	4	Report on Impact of Genetically Engineered Seed		Against	Against		ShrHoldr

63

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	5	Report on Export of Hazardous Pesticides		Against	Against		ShrHoldr
	6	Submit Shareholder Rights Plan (Poison Pill) to Shareholder Vote		Against	For		ShrHoldr
Because shareholder rights plans greatly alter the balance of power between shareholders and management, shareholders should be allowed to make their own evaluation of such plans.

04/20/04 - A	Morgan Stanley *MWD*		617446448			02/20/04		7,900
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Declassify the Board of Directors		Against	Against		ShrHoldr

Classified boards serve to entrench management and discourage bidders by preventing replacement of the board in one year. In addition, shareholders are prevented from removing board members who are not acting in the best interest of shareholders until their term is completed.

	4	Submit Severance Agreement (Change-in-Control) to Shareholder Vote		Against	Against		ShrHoldr
The compensation committee is entirely indpendent.
	5	Report on Political Contributions/Activities		Against	Against		ShrHoldr

05/03/04 - A	Motorola, Inc. *MOT*		620076109			03/05/04		38,000
	1	Elect Directors		For	For		Mgmt
	2	Limit Executive Compensation		Against	Against		ShrHoldr
	3	Limit Awards to Executives		Against	Against		ShrHoldr

07/25/03 - A	Mylan Laboratories Inc. *MYL*		628530107			05/23/03		4,200
	1	Elect Directors		For	For		Mgmt
	2	Increase Authorized Common Stock		For	For		Mgmt
Although the company has offered no specific purpose for the additional shares, the size of the increase (100%) requested falls within guidelines.
	3	Approve Omnibus Stock Plan		For	For		Mgmt
The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans, and the reasonable terms of the plan.

64

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/27/04 - A	National City Corp. *NCC*		635405103			03/05/04		47,800
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director John E. Barfield		For
	1.2	Elect Director James S. Broadhurst		For
	1.3	Elect Director John W. Brown		For
	1.4	Elect Director Christopher M. Connor		For
	1.5	Elect Director David A. Daberko		For
	1.6	Elect Director Joseph T. Gorman		For
	1.7	Elect Director Bernadine P. Healy		For
	1.8	Elect Director Paul A. Ormond		For
	1.9	Elect Director Robert A. Paul		For
	1.10	Elect Director Gerald L. Shaheen		For
	1.11	Elect Director Jerry Sue Thornton		For
	1.12	Elect Director Morry Weiss		For
	2	Approve Omnibus Stock Plan		For	For		Mgmt
The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans, and the reasonable terms of the plan.
	3	Amend Executive Incentive Bonus Plan		For	For		Mgmt
Compliance with 162(m) would preserve the full deductibility of all compensation paid under the plan and would ultimately reduce the company’s corporate tax obligation.
	4	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

09/26/03 - A	National Semiconductor Corp. *NSM*		637640103			08/14/03		11,700
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Brian L. Halla		For

We recommend a vote FOR the directors with the exception of Gary P. Arnold. We recommend that shareholders WITHHOLD votes from Gary P. Arnold for standing as an affiliated outsider on the Audit and Nominating Committees.

	1.2	Elect Director Steven R. Appleton		For

65

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.3	Elect Director Gary P. Arnold		Withhold
WITHHOLD votes from Gary P. Arnold for standing as an affiliated outsider on the Audit and Nominating Committees.
	1.4	Elect Director Richard J. Danzig		For
	1.5	Elect Director Robert J. Frankenberg		For
	1.6	Elect Director E. Floyd Kvamme		For
	1.7	Elect Director Modesto A. Maidique		For
	1.8	Elect Director Edward R. Mccracken		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Approve Employee Stock Purchase Plan		For	For		Mgmt

The plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

04/28/04 - A	NCR Corporation *NCR*		62886E108			02/09/04		2,200
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Prohibit Auditor from Providing Non-Audit Services		Against	Against		ShrHoldr
	4	Prohibit Awards to Executives		Against	Against		ShrHoldr

04/28/04 - A	Newmont Mining Corp. (Holding Company) *NEM*		651639106			03/02/04		1,300
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Glen A. Barton		For
	1.2	Elect Director Vincent A. Calarco		For
	1.3	Elect Director Michael S. Hamson		For
	1.4	Elect Director Leo I. Higdon, Jr.		For
	1.5	Elect Director Pierre Lassonde		For
	1.6	Elect Director Robert J. Miller		For
	1.7	Elect Director Wayne W. Murdy		For
	1.8	Elect Director Robin A. Plumbridge		For

66

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.9	Elect Director John B. Prescott		For
	1.10	Elect Director Michael K. Reilly		For
	1.11	Elect Director Seymour Schulich		For
	1.12	Elect Director James V. Taranik		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Submit Shareholder Rights Plan (Poison Pill) to Shareholder Vote		Against	For		ShrHoldr
Because shareholder rights plans greatly alter the balance of power between shareholders and management, shareholders should be allowed to make their own evaluation of such plans.

05/27/04 - A	Nextel Communications, Inc. *NXTL*		65332V103			04/02/04		64,800
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Keith J. Bane		For
	1.2	Elect Director V. Janet Hill		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Amend Employee Stock Purchase Plan		For	For		Mgmt

The plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

05/11/04 - A	Northeast Utilities *NU*		664397106			03/12/04		4,100
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Richard H. Booth		For
	1.2	Elect Director Cotton Mather Cleveland		For
	1.3	Elect Director Sanford Cloud, Jr.		For
	1.4	Elect Director James F. Cordes		For
	1.5	Elect Director E. Gail De Planque		For
	1.6	Elect Director John H. Forsgren		For
	1.7	Elect Director John G. Graham		For
	1.8	Elect Director Elizabeth T. Kennan		For
	1.9	Elect Director Robert E. Patricelli		For
	1.10	Elect Director Charles W. Shivery		For

67

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.11	Elect Director John F. Swope		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

04/30/04 - A	Occidental Petroleum Corp. *OXY*		674599105			03/03/04		34,800
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Amend Non-Employee Director Restricted Stock Plan		For	For		Mgmt
	4	Prohibit Awards to Executives		Against	Against		ShrHoldr

05/28/04 - A	Old Republic International Corp. *ORI*		680223104			03/22/04		11,850
	1	Elect Directors		For	For		Mgmt

10/13/03 - A	Oracle Corp. *ORCL*		68389X105			08/21/03		85,000
	1	Elect Directors		For	For		Mgmt
	2	Approve Executive Incentive Bonus Plan		For	For		Mgmt
Compliance with 162(m) would preserve the full deductibility of all compensation paid under the plan and would ultimately reduce the company’s corporate tax obligation.
	3	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	4	Amend Non-Employee Director Omnibus Stock Plan		For	Against		Mgmt
The initiative cannot be supported due to the number of shares to be granted initially and annually to each non-employee director.
Shareholder Proposal
	5	Implement China Principles		Against	Against		ShrHoldr

04/30/04 - A	Pentair, Inc. *PNR*		709631105			03/01/04		4,800
	1	Elect Directors		For	For		Mgmt
	2	Approve Outside Director Stock Options in Lieu of Cash		For	For		Mgmt
	3	Approve Omnibus Stock Plan		For	For		Mgmt

68

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

The initiative cannot be supported due to the total level of potential dilution under all plans.
	4	Approve Employee Stock Purchase Plan		For	For		Mgmt
	5	Approve Employee Stock Purchase Plan		For	For		Mgmt
	6	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

05/05/04 - A	PepsiCo, Inc. *PEP*		713448108			03/12/04		56,900
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Approve Executive Incentive Bonus Plan		For	For		Mgmt
Compliance with 162(m) would preserve the full deductibility of all compensation paid under the plan and would ultimately reduce the company’s corporate tax obligation.
	4	Report on Political Contributions/Activities		Against	Against		ShrHoldr
	5	Report on Operational Impact of HIV/AIDS, TB, and Malaria Pandemic		Against	Against		ShrHoldr

04/22/04 - A	Pfizer Inc. *PFE*		717081103			02/27/04		193,055
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Approve Omnibus Stock Plan		For	For		Mgmt
The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans, and the reasonable terms of the plan.
	4	Report on Operational Impact of HIV/AIDS, TB, and Malaria Pandemic		Against	Against		ShrHoldr
	5	Cease Political Contributions/Activities		Against	Against		ShrHoldr
	6	Report on Political Contributions/Activities		Against	Against		ShrHoldr
	7	Establish Term Limits for Directors		Against	Against		ShrHoldr
	8	Report on Drug Pricing		Against	Against		ShrHoldr
	9	Limit Awards to Executives		Against	Against		ShrHoldr
	10	Amend Animal Testing Policy		Against	Against		ShrHoldr

69

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/21/04 - A	PG&E Corp. *PCG*		69331C108			02/23/04		5,400
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Submit Shareholder Rights Plan (Poison Pill) to Shareholder Vote		Against	For		ShrHoldr
Because shareholder rights plans greatly alter the balance of power between shareholders and management, shareholders should be allowed to make their own evaluation of such plans.
	4	Submit Severance Agreement (Change-in-Control) to Shareholder Vote		Against	Against		ShrHoldr
The compensation committee is entirely independent.
	5	Require Directors be a Link-Free Directors		Against	Against		ShrHoldr
	6	Adopt Radioactive Waste Policy		Against	Against		ShrHoldr
	7	Separate Chairman and CEO Positions		Against	Against		ShrHoldr
	8	Limit Executive Compensation		Against	Against		ShrHoldr

05/28/04 - A	Phelps Dodge Corp. *PD*		717265102			04/08/04		11,400
	1	Elect Directors		For	For		Mgmt
	2	Cease Charitable Contributions		Against	Against		ShrHoldr

04/28/04 - A	Piper Jaffray Cos *PJC*		724078100			03/03/04		82
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Andrew S. Duff		For
	1.2	Elect Director Samuel L. Kaplan		For
	1.3	Elect Director Frank L. Sims		For
	2	Approve Omnibus Stock Plan		For	Against		Mgmt
The initiative cannot be supported due to the total level of potential dilution under all plans.
	3	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

04/15/04 - A	PPG Industries, Inc. *PPG*		693506107			02/17/04		4,000
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director James G. Berges		For
	1.2	Elect Director Erroll B. Davis, Jr.		For
	1.3	Elect Director Victoria F. Haynes		For
	1.4	Elect Director Allen J. Krowe		For

70

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

04/23/04 - A	PPL Corp. *PPL*		69351T106			02/27/04		3,900
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director William F. Hecht		For
	1.2	Elect Director Stuart Heydt		For
	1.3	Elect Director W. Keith Smith		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

08/13/03 - A	Precision Castparts Corp. *PCP*		740189105			06/20/03		13,300
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Mark Donegan		For
	1.2	Elect Director William C. McCormick		For
	1.3	Elect Director Vernon E. Oechsle		For
	2	Amend Employee Stock Purchase Plan		For	For		Mgmt

The plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

05/18/04 - A	Principal Financial Group, Inc. *PFG*		74251V102			03/19/04		8,000
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director David J. Drury		For
	1.2	Elect Director C. Daniel Gelatt		For
	1.3	Elect Director Sandra L. Helton		For
	1.4	Elect Director Federico F. Pena		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Approve Executive Incentive Bonus Plan		For	For		Mgmt
Compliance with 162(m) would preserve the full deductibility of all compensation paid under the plan and would ultimately reduce the company’s corporate tax obligation.

71

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/12/04 - A	Progress Energy, Inc. *PGN*		743263105			03/05/04		8,300
	1	Elect Directors		For	For		Mgmt
	2	Prohibit Awards to Executives		Against	Against		ShrHoldr

05/03/04 - A	Protective Life Corp. *PL*		743674103			03/05/04		29,900
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director John J. McMahon, Jr.		For
	1.2	Elect Director James S. M. French		For
	1.3	Elect Director John D. Johns		For
	1.4	Elect Director Donald M. James		For
	1.5	Elect Director J. Gary Cooper		For
	1.6	Elect Director H. Corbin Day		For
	1.7	Elect Director W. Michael Warren, Jr.		For
	1.8	Elect Director Malcolm Portera		For
	1.9	Elect Director Thomas L. Hamby		For
	1.10	Elect Director Vanessa Leonard		For
	1.11	Elect Director William A. Terry		For
	2	Approve Outside Director Options in Lieu of Cash		For	For		Mgmt
	3	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

05/13/04 - A	Providian Financial Corp. *PVN*		74406A102			03/15/04		24,300
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director John L. Douglas		Withhold
John L. Douglas is an affiliated outsider on the audit committee.
	1.2	Elect Director J. David Grissom		For
	1.3	Elect Director Robert J. Higgins		For
	1.4	Elect Director Francesca Ruiz de Luzuriaga		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

72

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/20/04 - A	Public Service Enterprise Group Inc. *PEG*		744573106			02/20/04		10,600
	1	Elect Directors		For	For		Mgmt
	2	Approve Omnibus Stock Plan		For	For		Mgmt
The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans, and the reasonable terms of the plan.
	3	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	4	Require Two Candidates for Each Board Seat		Against	Against		ShrHoldr

03/02/04 - A	QUALCOMM Inc. *QCOM*		747525103			01/02/04		5,500
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Adelia A. Coffman		Withhold
WITHHOLD votes from Adelia A. Coffman for standing as an affiliated outsider on the Audit and Compensation committees.
	1.2	Elect Director Raymond V. Dittamore		For
	1.3	Elect Director Irwin Mark Jacobs		For
	1.4	Elect Director Richard Sulpizio		For
	2	Amend Stock Option Plan		For	Against		Mgmt
The initiative cannot be supported due to the total level of potential dilution under all plans.
	3	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	4	Declassify the Board of Directors		Against	For		ShrHoldr

Classified boards serve to entrench management and discourage bidders by preventing replacement of the board in one year. In addition, shareholders are prevented from removing board members who are not acting in the best interest of shareholders until their term is completed.

05/20/04 - A	Radioshack Corp. *RSH*		750438103			03/23/04		37,500
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Frank J. Belatti		For
	1.2	Elect Director Ronald E. Elmquist		For
	1.3	Elect Director Robert S. Falcone		For

73

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.4	Elect Director Daniel R. Feehan		For
	1.5	Elect Director Richard J. Hernandez		For
	1.6	Elect Director Lawrence V. Jackson		For
	1.7	Elect Director Robert J. Kamerschen		For
	1.8	Elect Director H. Eugene Lockhart		For
	1.9	Elect Director Jack L. Messman		For
	1.10	Elect Director William G. Morton, Jr.		For
	1.11	Elect Director Thomas G. Plaskett		For
	1.12	Elect Director Leonard H. Roberts		For
	1.13	Elect Director Edwina D. Woodbury		For
	2	Approve Deferred Compensation Plan		For	Against		Mgmt
The initiative cannot be supported due to the total dilution under all plans.
	3	Approve Executive Incentive Bonus Plan		For	For		Mgmt
Compliance with 162(m) would preserve the full deductibility of all compensation paid under the plan and would ultimately reduce the company’s corporate tax obligation.

05/20/04 - A	Rayonier Inc. *RYN*		754907103			03/22/04		16,604
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Ronald M. Gross		For
	1.2	Elect Director Thomas I. Morgan		For
	1.3	Elect Director Katherine D. Ortega		For
	2	Increase Authorized Common Stock		For	For		Mgmt
The size of the increase (100%) requested falls within guidelines.
	3	Amend Omnibus Stock Plan		For	For		Mgmt
The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans, and the reasonable terms of the plan.

05/19/04 - A	Rent-A-Center, Inc. *RCII*		76009N100			03/25/04		23,250
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Mitchell E. Fadel		For

74

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.2	Elect Director Peter P. Copses		For
	1.3	Elect Director Mary Elizabeth Burton		For
	2	Increase Authorized Common Stock		For	For		Mgmt
The size of the increase (100%) requested falls within guidelines.

02/10/04 - A	Rockwell Collins, Inc. *COL*		774341101			12/15/03		2,700
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Donald R. Beall		For
	1.2	Elect Director Richard J. Ferris		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

01/26/04 - A	Sanmina-SCI Corp. *SANM*		800907107			12/01/03		98,800
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director John C. Bolger		For
	1.2	Elect Director Neil R. Bonke		For
	1.3	Elect Director Randy W. Furr		For
	1.4	Elect Director Mario M. Rosati		For
	1.5	Elect Director A. Eugene Sapp, Jr.		For
	1.6	Elect Director Wayne Shortridge		For
	1.7	Elect Director Peter J. Simone		For
	1.8	Elect Director Jure Sola		For
	1.9	Elect Director Bernard V Vonderschmitt		For
	1.10	Elect Director Jacqueline M. Ward		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

04/30/04 - A	SBC Communications Inc. *SBC*		78387G103			03/02/04		85,818
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Amend Bylaws		For	For		Mgmt
	4	Report on Political Contributions/Activities		Against	Against		ShrHoldr
	5	Change Size of Board of Directors		Against	Against		ShrHoldr

75

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/14/04 - A	Schlumberger Ltd. *SLB*		806857108			02/25/04		8,800
Meeting for Holders of ADRs
	1	Elect Directors		For	For		Mgmt
	2	ADOPTION AND APPROVAL OF FINANCIALS AND DIVIDENDS		For	For		Mgmt

The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans and other favorable terms of the plan. A vote in favor of this proposal is recommended.

	3	APPROVAL OF ADOPTION OF THE 2004 STOCK AND DEFERRAL PLAN FOR NON-EMPLOYEE DIRECTORS		For	For		Mgmt
	4	APPROVAL OF AUDITORS		For	For		Mgmt

11/07/03 - A	Scientific-Atlanta, Inc. *SFA*		808655104			09/15/03		12,900
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Marion H. Antonini		For
	1.2	Elect Director David J. McLaughlin		For
	1.3	Elect Director James V. Napier		Withhold
WITHHOLD votes from James V. Napier for standing as an affiliated outsider on the Audit and Governance & Nominations Committee.
	1.4	Elect Director Sam Nunn		For
	2	Approve Omnibus Stock Plan		For	Against		Mgmt
The initiative cannot be supported due to the total level of potential dilution under all plans.

05/05/04 - A	Sealed Air Corp. *SEE*		81211K100			03/08/04		10,200
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Hank Brown		For
	1.2	Elect Director Michael Chu		For
	1.3	Elect Director Lawrence R. Codey		For
	1.4	Elect Director T.J. Dermot Dunphy		For
	1.5	Elect Director Charles F. Farrell, Jr.		For
	1.6	Elect Director William V. Hickey		For
	1.7	Elect Director Kenneth P. Manning		For
	1.8	Elect Director William J. Marino		For

76

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

05/04/04 - A	Sempra Energy *SRE*		816851109			03/09/04		6,400
	1	Elect Directors		For	For		Mgmt
	2	Approve Omnibus Stock Plan		For	Against		Mgmt
The initiative cannot be supported due to the total level of potential dilution under all plans.
	3	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	4	Declassify the Board of Directors		Against	For		ShrHoldr

Classified boards serve to entrench management and discourage bidders by preventing replacement of the board in one year. In addition, shareholders are prevented from removing board members who are not acting in the best interest of shareholders until their term is completed.

	5	Submit Shareholder Rights Plan (Poison Pill) to Shareholder Vote		Against	For		ShrHoldr
Because shareholder rights plans greatly alter the balance of power between shareholders and management, shareholders should be allowed to make their own evaluation of such plans.
	6	Prohibit Auditor from Providing Non-Audit Services		Against	Against		ShrHoldr
	7	Separate Chairman and CEO Positions		Against	Against		ShrHoldr

10/21/03 - S	Short-Term Investments Trust		825252406			07/25/03		1,776
	1	Elect Directors		For	For		Mgmt

05/12/04 - A	Smurfit - Stone Container Corp. *SSCC*		832727101			03/15/04		27,500
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Approve Omnibus Stock Plan		For	For		Mgmt
The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans, and the reasonable terms of the plan.

77

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	4	Approve Deferred Compensation Plan		For	For		Mgmt
	5	Submit Executive Compensation to Vote		Against	Against		ShrHoldr

05/26/04 - A	Southern Company *SO*		842587107			03/29/04		54,400
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Daniel P. Amos		For
	1.2	Elect Director Dorrit J. Bern		For
	1.3	Elect Director Francis S. Blake		For
	1.4	Elect Director Thomas F. Chapman		For
	1.5	Elect Director H. Allen Franklin		For
	1.6	Elect Director Bruce S. Gordon		For
	1.7	Elect Director Donald M. James		Withhold
Donald M. James is an affiliated outsider on the audit committee.
	1.8	Elect Director Zack T. Pate		For
	1.9	Elect Director J. Neal Purcell		For
	1.10	Elect Director David M. Ratcliffe		For
	1.11	Elect Director Gerald J. St. Pe		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Approve Outside Director Stock in Lieu of Cash		For	For		Mgmt

04/20/04 - A	Sprint Corp. *FON*		852061506			02/20/04		70,100
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Performance- Based/Indexed Options		Against	Against		ShrHoldr
SSGA supports performanced-based compensation.
	4	Limit Executive Compensation		Against	Against		ShrHoldr
	5	Separate Chairman and CEO Positions		Against	Against		ShrHoldr
	6	Report on Foreign Outsourcing		Against	Against		ShrHoldr

04/28/04 - A	SPX Corp. *SPW*		784635104			03/08/04		5,400
	1	Elect Directors		For	For		Mgmt

05/12/04 - A	St. Jude Medical, Inc. *STJ*		790849103			03/15/04		9,500
	1	Elect Directors		For	For		Mgmt

78

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Approve Executive Incentive Bonus Plan		For	For		Mgmt
Compliance with 162(m) would preserve the full deductibility of all compensation paid under the plan and would ultimately reduce the company’s corporate tax obligation.
	4	Increase Authorized Common Stock		For	For		Mgmt
The size of the increase (100%) requested falls within guidelines.
	5	Limit Executive Compensation		Against	Against		ShrHoldr

06/17/04 - A	Staples, Inc. *SPLS*		855030102			04/19/04		28,000
	1	Elect Directors		For	For		Mgmt
	2	Approve Omnibus Stock Plan		For	For		Mgmt

The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans is within the allowable cap of 15%, and the reasonable terms of the plan.

	3	Amend Employee Stock Purchase Plan		For	For		Mgmt

The plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	4	Amend Employee Stock Purchase Plan		For	For		Mgmt

The plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	5	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	6	Submit Shareholder Rights Plan (Poison Pill) to Shareholder Vote		Against	Against		ShrHoldr
Given that the plan has already expired, and that the board has determined not to renew the plan, this proposal has become moot.
	7	Submit Shareholder Rights Plan (Poison Pill) to Shareholder Vote		Against	For		ShrHoldr
Because shareholder rights plans greatly alter the balance of power between shareholders and management, shareholders should be allowed to make their own evaluation of such plans.

79

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	8	Limit Executive Compensation		Against	Against		ShrHoldr
	9	Prohibit Auditor from Providing Non-Audit Services		Against	Against		ShrHoldr

11/07/03 - A	SYSCO Corporation *SYY*		871829107			09/09/03		2,200
	1	Elect Directors		For	For		Mgmt
	2	Increase Authorized Common Stock		For	For		Mgmt
Although the company has offered no specific purpose for the additional shares, the size of the increase (100%) requested falls within guidelines.
	3	Approve Omnibus Stock Plan		For	Against		Mgmt
The initiative cannot be supported due to the total level of potential dilution under all plans.
Shareholder Proposal
	4	Report on the Impact of Genetically Engineered Products		Against	Against		ShrHoldr

07/23/03 - A	Tenet Healthcare Corp. *THC*		88033G100			06/02/03		10,000
	1	Elect Directors		For	For		Mgmt
	2	Declassify the Board of Directors		For	For		Mgmt
	3	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
Shareholder Proposal
	4	Require Majority of Independent Directors on Board		Against	Against		ShrHoldr
In this case, the board is sufficiently independent.

05/06/04 - A	Tenet Healthcare Corp. *THC*		88033G100			03/11/04		3,100
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Trevor Fetter		For
	1.2	Elect Director Van B. Honeycutt		For
	1.3	Elect Director John C. Kane		For
	1.4	Elect Director Edward A. Kangas		For
	1.5	Elect Director J. Robert Kerrey		For
	1.6	Elect Director Richard R. Pettingill		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

80

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/15/04 - A	Texas Instruments Inc. *TXN*		882508104			02/17/04		71,800
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Expense Stock Options		Against	Against		ShrHoldr

04/28/04 - A	Textron Inc. *TXT*		883203101			03/05/04		11,500
	1	Elect Directors		For	For		Mgmt
	2	Amend Omnibus Stock Plan		For	For		Mgmt
The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans, and the reasonable terms of the plan.
	3	Approve Stock-for-Salary/Bonus Plan		For	For		Mgmt
	4	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	5	Report on Foreign Weapons Sales		Against	Against		ShrHoldr
	6	Report on Political Contributions/Activities		Against	Against		ShrHoldr
	7	Cease Charitable Contributions		Against	Against		ShrHoldr

05/18/04 - A	The Allstate Corp. *ALL*		020002101			03/19/04		42,600
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director F. Duane Ackerman		For
	1.2	Elect Director James G. Andress		For
	1.3	Elect Director Edward A. Brennan		For
	1.4	Elect Director W. James Farrell		For
	1.5	Elect Director Jack M. Greenberg		For
	1.6	Elect Director Ronald T. LeMay		For
	1.7	Elect Director Edward M. Liddy		For
	1.8	Elect Director J. Christopher Reyes		For
	1.9	Elect Director H. John Riley, Jr.		For
	1.10	Elect Director Joshua I. Smith		For
	1.11	Elect Director Judith A. Sprieser		For
	1.12	Elect Director Mary Alice Taylor		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

81

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	3	Amend Executive Incentive Bonus Plan		For	For		Mgmt
Compliance with 162(m) would preserve the full deductibility of all compensation paid under the plan and would ultimately reduce the company’s corporate tax obligation.
	4	Amend Executive Incentive Bonus Plan		For	For		Mgmt
Compliance with 162(m) would preserve the full deductibility of all compensation paid under the plan and would ultimately reduce the company’s corporate tax obligation.
	5	Provide for Cumulative Voting		Against	Against		ShrHoldr
Cumulative voting permits a director to be elected who would represent and further a special interest as opposed to acting for the benefit of all shareholders.

03/31/04 - A	The Bear Stearns Companies Inc. *BSC*		073902108			02/19/04		16,500
	1	Elect Directors		For	For		Mgmt
	2	Amend the Capital Accumulation Plan for Senior Managing Directors		For	For		Mgmt

Since the company provides annual grants of stock units and stock options,the company intends to offset the potentially dilutive impact of such annual grants by purchasing stock in the open market. Furthermore, the board of directors also approved an amendment to the stock repurchase program to allow the company to purchase up to $1.0 billion of common stock in fiscal 2003 and beyond. The company purchased under the current and prior authorizations a total of 11,003,455 shares during the fiscal year ended November 30, 2003. Given the in lieu of cash compensation models used within the industry and BSC’s effective use of the stock repurchase program to offset voting power dilution, the Proxy Committee will override policy and vote “For” items 2, 3, and 4.

	3	Amend Stock Option Plan		For	For		Mgmt

Since the company provides annual grants of stock units and stock options,the company intends to offset the potentially dilutive impact of such annual grants by purchasing stock in the open market. Furthermore, the board of directors also approved an amendment to the stock repurchase program to allow the company to purchase up to $1.0 billion of common stock in fiscal 2003 and beyond. The company purchased under the current and prior authorizations a total of 11,003,455 shares during the fiscal year ended November 30, 2003. Given the in lieu of cash compensation models used within the industry and BSC’s effective use of the stock repurchase program to offset voting power dilution, the Proxy Committee will override policy and vote “For” items 2, 3, and 4.

82

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	4	Approve Restricted Stock Plan		For	For		Mgmt

Since the company provides annual grants of stock units and stock options,the company intends to offset the potentially dilutive impact of such annual grants by purchasing stock in the open market. Furthermore, the board of directors also approved an amendment to the stock repurchase program to allow the company to purchase up to $1.0 billion of common stock in fiscal 2003 and beyond. The company purchased under the current and prior authorizations a total of 11,003,455 shares during the fiscal year ended November 30, 2003. Given the in lieu of cash compensation models used within the industry and BSC’s effective use of the stock repurchase program to offset voting power dilution, the Proxy Committee will override policy and vote “For” items 2, 3, and 4.

	5	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

04/27/04 - A	The Black & Decker Corp. *BDK*		091797100			02/17/04		2,500
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Approve Restricted Stock Plan		For	Against		Mgmt
The initiative cannot be supporte due to the level of potential dilution under all plans.
	4	Limit Executive Compensation		Against	Against		ShrHoldr

11/19/03 - A	The Clorox Company *CLX*		189054109			09/22/03		4,700
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Daniel Boggan, Jr.		For
	1.2	Elect Director Tully M. Friedman		For
	1.3	Elect Director Christoph Henkel		For
	1.4	Elect Director William R. Johnson		For
	1.5	Elect Director Gerald E. Johnston		For
	1.6	Elect Director Robert W. Matschullat		For

83

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.7	Elect Director Gary G. Michael		For
	1.8	Elect Director Klaus Morwind		For
	1.9	Elect Director Jan L. Murley		For
	1.10	Elect Director Lary R. Scott		For
	1.11	Elect Director Michael E. Shannon		For
	1.12	Elect Director G. Craig Sullivan		For
	2	Approve Deferred Compensation Plan		For	For		Mgmt
	3	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

04/21/04 - A	The Coca-Cola Company *KO*		191216100			02/23/04		82,000
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Herbert A. Allen		For
	1.2	Elect Director Ronald W. Allen		For
	1.3	Elect Director Cathleen P. Black		For
	1.4	Elect Director Warren E. Buffett		For

We cannot deny an affiliation exists. We feel, however, the question rests in whether we believe his substantial ownership stake mitigates or negates his outside affiliation and that his presence on the audit committee is critical to KO or best serves KO? SSgA does not require but would tend to prefer board members who have skins in the game, aligning their interests with the interests of shareholders. In his case, Mr. Buffet has more than enough skins and his membership on the audit committee is logical given that such a large personal stake will more than ensure he acts in his best interests, which are aligned with overall shareholders best interests. Mr. Buffet is the quintessential stake-holder and his presence on the KO board offers one of the true independent voices in corporate America. SSgA policy currently recommends voting against Mr. Buffet. Based on the analysis above we have identified investment reasons for overriding policy.

	1.5	Elect Director Douglas N. Daft		For
	1.6	Elect Director Barry Diller		For
	1.7	Elect Director Donald R. Keough		For
	1.8	Elect Director Susan Bennett King		For
	1.9	Elect Director Maria Elena Lagomasino		For
	1.10	Elect Director Donald F. Mchenry		For

84

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.11	Elect Director Robert L. Nardelli		For
	1.12	Elect Director Sam Nunn		For
	1.13	Elect Director J. Pedro Reinhard		For
	1.14	Elect Director James D. Robinson III		For
	1.15	Elect Director Peter V. Ueberroth		For
	1.16	Elect Director James B. Williams		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Report on Operational Impact of HIV/AIDS Pandemic		For	For		ShrHoldr
	4	Report on Stock Option Distribution by Race and Gender		Against	Against		ShrHoldr
	5	Prohibit Awards to Executives		Against	Against		ShrHoldr
	6	Submit Executive Compensation to Vote		Against	For		ShrHoldr
SSGA supports perfromance-based compensation.
	7	Submit Executive Compensation to Vote		Against	Against		ShrHoldr
	8	Implement China Principles		Against	Against		ShrHoldr
	9	Separate Chairman and CEO Positions		Against	Against		ShrHoldr

03/24/04 - S	The Dial Corporation		25247D101			02/17/04		5,000
	1	Approve Merger Agreement		For	For		Mgmt
Based on the market premium, the board’s process over the course of three years to identify a strategic partner, and the fairness opinion, the merger agreement warrants shareholder support.
	2	Other Business		For	Against		Mgmt
Details of other business items not disclosed

05/12/04 - A	The Gap, Inc. *GPS*		364760108			03/15/04		39,700
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Approve Executive Incentive Bonus Plan		For	For		Mgmt
Compliance with 162(m) would preserve the full deductibility of all compensation paid under the plan and would ultimately reduce the company’s corporate tax obligation.
	4	Limit Executive Compensation		Against	Against		ShrHoldr

85

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/20/04 - A	The Gillette Co. *G*		375766102			03/22/04		54,300
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Approve Omnibus Stock Plan		For	For		Mgmt
The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans, and the reasonable terms of the plan.
	4	Declassify the Board of Directors		Against	For		ShrHoldr

Classified boards serve to entrench management and discourage bidders by preventing replacement of the board in one year. In addition, shareholders are prevented from removing board members who are not acting in the best interest of shareholders until their term is completed.

	5	Prohibit Auditor from Providing Non-Audit Services		Against	Against		ShrHoldr
	6	Expense Stock Options		Against	Against		ShrHoldr

03/31/04 - A	The Goldman Sachs Group, Inc. *GS*		38141G104			02/02/04		500
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Lloyd C. Blankfein		For
	1.2	Elect Director Lord Browne Of Madingley		For
	1.3	Elect Director Claes Dahlback		For
	1.4	Elect Director James A. Johnson		For
	1.5	Elect Director Lois D. Juliber		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Declassify the Board of Directors		Against	For		ShrHoldr

Classified boards serve to entrench management and discourage bidders by preventing replacement of the board in one year. In addition, shareholders are prevented from removing board members who are not acting in the best interest of shareholders until their term is completed.

86

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/21/04 - A	The May Department Stores Co. *MAY*		577778103			04/02/04		10,400
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Eugene S. Kahn		For
	1.2	Elect Director Helene L. Kaplan		For
	1.3	Elect Director James M. Kilts		For
	1.4	Elect Director Russell E. Palmer		For
	1.5	Elect Director William P. Stiritz		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Amend Executive Incentive Bonus Plan		For	For		Mgmt
Compliance with 162(m) would preserve the full deductibility of all compensation paid under the plan and would ultimately reduce the company’s corporate tax obligation.
	4	Amend Omnibus Stock Plan		For	For		Mgmt
The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans, and the reasonable terms of the plan.
	5	Declassify the Board of Directors		Against	For		ShrHoldr

Classified boards serve to entrench management and discourage bidders by preventing replacement of the board in one year. In addition, shareholders are prevented from removing board members who are not acting in the best interest of shareholders until their term is completed.

05/26/04 - A	The Pepsi Bottling Group, Inc. *PBG*		713409100			03/29/04		2,000
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Linda G. Alvarado		For
	1.2	Elect Director Barry H. Beracha		For
	1.3	Elect Director John T. Cahill		For
	1.4	Elect Director Ira D. Hall		For
	1.5	Elect Director Thomas H. Kean		For
	1.6	Elect Director Susan D. Kronick		For
	1.7	Elect Director Blythe J. McGarvie		For
	1.8	Elect Director Margaret D. Moore		For
	1.9	Elect Director Rogelio Rebolledo		For
	1.10	Elect Director Clay G. Small		For
	2	Approve Omnibus Stock Plan		For	Against		Mgmt
The initiative cannot be supported due to the total level of potential dilution under all plans.

87

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	3	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

10/14/03 - A	The Procter & Gamble Company *PG*		742718109			08/01/03		41,500
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Approve Non-Employee Director Omnibus Stock Plan		For	For		Mgmt

Considering the level of cash compensation directors currently receive, the relatively conservative number of shares to be granted annually to each nonemployee director in relation to the market price of the stock, and the total number of shares to be authorized under the terms of this plan, the plan is reasonable and can be supported.

Shareholder Proposals
	4	Declassify the Board of Directors		Against	For		ShrHoldr

Classified boards serve to entrench management and discourage bidders by preventing replacement of the board in one year. In addition, shareholders are prevented from removing board members who are not acting in the best interest of shareholders until their term is completed.

	5	Label Genetically Engineered Foods		Against	Against		ShrHoldr

04/16/04 - A	The Progressive Corp. *PGR*		743315103			02/18/04		17,600
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Peter B. Lewis		For
	1.2	Elect Director Glenn M. Renwick		For
	1.3	Elect Director Donald B. Shackelford		For
	2	Amend Articles to Issue Shares without Issuing Physical Certificates		For	For		Mgmt
	3	Approve Executive Incentive Bonus Plan		For	For		Mgmt
Compliance with 162(m) would preserve the full deductibility of all compensation paid under the plan and would ultimately reduce the company’s corporate tax obligation.

88

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	4	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

04/28/04 - A	The Sherwin-Williams Co. *SHW*		824348106			02/23/04		34,300
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director James C. Boland		For
	1.2	Elect Director John G. Breen		For
	1.3	Elect Director Duane E. Collins		For
	1.4	Elect Director Christopher M. Connor		For
	1.5	Elect Director Daniel E. Evans		For
	1.6	Elect Director Susan J. Kropf		For
	1.7	Elect Director Robert W. Mahoney		For
	1.8	Elect Director Gary E. McCullough		For
	1.9	Elect Director A. Malachi Mixon, III		For
	1.10	Elect Director Curtis E. Moll		For
	1.11	Elect Director Joseph M. Scaminace		For
	1.12	Elect Director Richard K. Smucker		For
	2	Amend Bylaws		For	Against		Mgmt
Amendments include antitakeover provisions.
	3	Amend Bylaws		For	For		Mgmt
	4	Amend Nomination Procedures for the Board		For	For		Mgmt
	5	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

04/23/04 - A	The Stanley Works *SWK*		854616109			02/27/04		23,000
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director John G. Breen		For
	1.2	Elect Director Virgis W. Colbert		For
	1.3	Elect Director John F. Lundgren		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Declassify the Board of Directors		Against	For		ShrHoldr

Classified boards serve to entrench management and discourage bidders by preventing replacement of the board in one year. In addition, shareholders are prevented from removing board members who are not acting in the best interest of shareholders until their term is completed.

89

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

03/03/04 - A	The Walt Disney Company *DIS*		254687106			01/16/04		69,700
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	China Principles		Against	Against		ShrHoldr
	4	Report on Supplier Labor Standards in China		Against	For		ShrHoldr

Since the information requested by the proponents is already gathered by Walt Disney, the report should not be difficult to assemble or prohibitively expensive. Further, several companies that operate in similar markets have adopted policies that include disclosure on vendor compliance with company standards, local laws, and/or international guidelines. Finally, a report addressing the issue of supplier compliance with company policies, local laws, and international guidelines on labor rights issues may serve to improve Walt Disney’s public image and limit the exposure to reputational risk associated with its operations in China.

	5	Report on Amusement Park Safety		Against	Against		ShrHoldr

05/21/04 - A	Time Warner Inc *TWX*		887317105			03/23/04		172,350
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Adopt China Principles		Against	Against		ShrHoldr
	4	Report on Pay Disparity		Against	Against		ShrHoldr

05/13/04 - A	Transocean Inc. *RIG*		G90078109			03/18/04		3,400
Meeting for Holders of ADRs
	1	Elect Directors		For	For		Mgmt
	2	APPROVAL OF THE AMENDMENT OF OUR LONG-TERM INCENTIVE PLAN AS DESCRIBED IN THE PROXY STATEMENT.		For	For		Mgmt

The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans and other favorable terms of the plan. A vote in favor of this proposal is recommended.

90

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	3	Ratify Auditors		For	For		Mgmt

03/19/04 - S	Travelers Property Casualty Corp.		89420G406			02/06/04		2,700
	1	Approve Merger Agreement		For	For		Mgmt

Based on the fairness opinion valuation work, the relative reasonableness of the estimated potential strategic synergies, and the overall general improvement in corporate governance structures, the merger agreement warrants Travelers shareholders’ support.

03/25/04 - A	Tyco International Ltd. *TYC*		902124106			03/25/04		53,400
Meeting for Holders of ADRs
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Dennis C. Blair		For
	1.2	Elect Director Edward D. Breen		For
	1.3	Elect Director George W. Buckley		For
	1.4	Elect Director Brian Duperreault		For
	1.5	Elect Director Bruce S. Gordon		For
	1.6	Elect Director John A. Krol		For
	1.7	Elect Director Mackey J. Mcdonald		For
	1.8	Elect Director H. Carl Mccall		For
	1.9	Elect Director Brendan R. O’Neill		For
	1.10	Elect Director Sandra S. Wijnberg		For
	1.11	Elect Director Jerome B. York		For
	2	Ratify Auditors		For	For		Mgmt
	3	ADOPTION OF THE AMENDED AND RESTATED BYE-LAWS.		For	For		Mgmt

Resolution seeks a series of amendments to make the company charter more consistent with Delaware corporate law. The proposed amendments contain provisions that are similar or identical to the provisions provided under Delaware corporate laws. Because application of this stricter standard will have a positive effect on the company’s corporate governance, it is recommended that shareholders support this item.

	4	APPROVAL OF TYCO 2004 STOCK AND INCENTIVE PLAN.		For	For		Mgmt

91

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans and other favorable terms of the plan. A vote in favor of this proposal is recommended.

	5	SHAREHOLDER PROPOSAL REGARDING ENVIRONMENTAL REPORTING.		For	For		ShrHoldr

Item 5 is a shareholder proposal requesting that the company provide a report to shareholders by Oct. 31, 2005, outlining the company’s response to increasing regulatory, competitive, and public pressure to reduce the emission of toxic chemicals. Given the enthusiastic support from management, and the potential benefits that can be derived from taking a proactive stance on this issue, support for this proposal is recommended.

	6	SHAREHOLDER PROPOSAL TO CHANGE TYCO S JURISDICTION OF INCORPORATION FROM BERMUDA TO A U.S. STATE.		Against	Against		ShrHoldr

The American Federation of State, County and Municipal Employees (AFSCME) Pension Plan, beneficial owner of 324,308 common shares, urges Tyco’s board to take the measures necessary to change the company’s jurisdiction of incorporation from Bermuda to a U.S. state. Tyco became a Bermuda company in 1997 as a result of a business combination with ADT. Because the board has adequately addressed many of the concerns associated with this proposal and due to the significant economic benefits to shareholders and the company’s recent advancements toward positive corporate governance, good disclosure, and transparency, it is recommended that shareholders oppose this shareholder-requisitioned proposal.

	7	SHAREHOLDER PROPOSAL ON COMMON SENSE EXECUTIVE COMPENSATION.		Against	Against		ShrHoldr

The United Brotherhood of Carpenters Pension Fund and United Association of S&P 500 Index Fund, beneficial owners of 33,700 and 127,115 common shares respectively, requests a “Common Sense Executive Compensation” program. The proposal seeks to limit executive base pay at 1 million, with other restrictions on bonus plans. Because the company’s Compensation Committee is comprised entirely of independent directors and due to the proposal’s restrictive and arbitrary limits on executive pay, shareholder support is not warranted.

92

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

02/06/04 - A	Tyson Foods, Inc. *TSN*		902494103			12/23/03		45,000
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Don Tyson		For
	1.2	Elect Director John Tyson		For
	1.3	Elect Director Leland E. Tollett		For
	1.4	Elect Director Barbara A. Tyson		For
	1.5	Elect Director Lloyd V. Hackley		For
	1.6	Elect Director Jim Kever		For
	1.7	Elect Director David A. Jones		For
	1.8	Elect Director Richard L. Bond		For
	1.9	Elect Director Jo Ann R. Smith		For
	2	Amend Omnibus Stock Plan		For	For		Mgmt
The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans, and the reasonable terms of the plan.
	3	Approve Employee Stock Purchase Plan		For	Against		Mgmt
The plan because the plan does not specify an offering period.
	4	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
Shareholder Proposals
	5	Remove Supervoting Rights for Class B Common Stock		Against	For		ShrHoldr
Dual-class capital structures with unequal voting rights can create impediments to a takeover and cause shareholders’ voting rights to be disproportionate to their economic investment in a company.
	6	Separate Chairman and CEO Positions		Against	For		ShrHoldr
Absent an offsetting governance structure, a company of this size should be able to find two qualified people willing to serve in the separate positions of chairman and CEO.

04/20/04 - A	U.S. Bancorp *USB*		902973304			02/26/04		8,200
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Victoria Buyniski Gluckman		For
	1.2	Elect Director Arthur D. Collins, Jr.		For

93

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.3	Elect Director Jerry W. Levin		For
	1.4	Elect Director Thomas E. Petry		For
	1.5	Elect Director Richard G. Reiten		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Limit Executive Compensation		Against	Against		ShrHoldr
	4	Submit Executive Compensation to Vote		Against	Against		ShrHoldr
	5	Amend Vote Requirements to Amend Articles/Bylaws/Charter		Against	For		ShrHoldr

Supermajority vote requirements generally serve to lock in provisions that are harmful to shareholders. Requiring approval of more than a simple majority of the voting shares may entrench management by preventing actions that may benefit shareholders,such as precluding proxy contests and potential takeover bids.

05/06/04 - A	United Parcel Service, Inc. *UPS*		911312106			03/08/04		37,400
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Calvin Darden		For
	1.2	Elect Director Michael L. Eskew		For
	1.3	Elect Director James P. Kelly		For
	1.4	Elect Director Ann M. Livermore		For
	1.5	Elect Director Gary E. MacDougal		For
	1.6	Elect Director Victor A. Pelson		For
	1.7	Elect Director Lea N. Soupata		For
	1.8	Elect Director Robert M. Teeter		For
	1.9	Elect Director John W. Thompson		For
	1.10	Elect Director Carol B. Tome		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

04/27/04 - A	United States Steel Corp. *X*		912909108			02/27/04		30,500
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Robert J. Darnall		For
	1.2	Elect Director Roy G. Dorrance		For
	1.3	Elect Director Charles R. Lee		For
	1.4	Elect Director John G. Drosdick		For

94

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

04/14/04 - A	United Technologies Corp. *UTX*		913017109			02/17/04		20,100
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Disclosure of Executive Compensation		Against	Against		ShrHoldr
	4	Develop Ethical Criteria for Military Contracts		Against	Against		ShrHoldr
	5	Performance-Based/Indexed Options		Against	For		ShrHoldr
SSGA supports Performance-Based/Indexed Options.
	6	Separate Chairman and CEO Positions		Against	Against		ShrHoldr

05/12/04 - A	UnitedHealth Group Incorporated *UNH*		91324P102			03/15/04		34,100
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director William C. Ballard, Jr.		Withhold

WITHHOLD votes from Richard T. Burke Jr. for standing as affiliated outsider on the Audit Committee and William C. Ballard, Jr. for standing as an affiliated outsider on the Audit and Nominating committees.

	1.2	Elect Director Richard T. Burke		For
	1.3	Elect Director Stephen J. Hemsley		For
	1.4	Elect Director Donna E. Shalala		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Expense Stock Options		Against	Against		ShrHoldr
	4	Limit Awards to Executives		Against	Against		ShrHoldr

05/27/04 - A	VeriSign Inc *VRSN*		92343E102			03/29/04		14,700
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director D. James Bidzos		For
	1.2	Elect Director William L. Chenevich		For
	1.3	Elect Director Gregory L. Reyes		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

95

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/28/04 - A	Verizon Communications *VZ*		92343V104			03/01/04		90,400
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director James R. Barker		For
	1.2	Elect Director Richard L. Carrion		For
	1.3	Elect Director Robert W. Lane		For
	1.4	Elect Director Sandra O. Moose		Withhold
Sandra O. Moose is an affiliated outsider on the audit and nominating committees.
	1.5	Elect Director Joseph Neubauer		For
	1.6	Elect Director Thomas H. O’Brien		For
	1.7	Elect Director Hugh B. Price		For
	1.8	Elect Director Ivan G. Seidenberg		For
	1.9	Elect Director Walter V. Shipley		For
	1.10	Elect Director John R. Stafford		For
	1.11	Elect Director Robert D. Storey		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Restore or Provide for Cumulative Voting		Against	Against		ShrHoldr
Cumulative voting permits a director to be elected who would represent and further a special interest as opposed to acting for the benefit of all shareholders.
	4	Require Majority of Independent Directors on Board		Against	Against		ShrHoldr
Because the company already has a majority indpendent board and has already established a formal independence policy, this proposal does not warrant shareholder support.
	5	Separate Chairman and CEO Positions		Against	Against		ShrHoldr
	6	Submit Shareholder Rights Plan (Poison Pill) to Shareholder Vote		Against	Against		ShrHoldr
Because shareholder rights plans greatly alter the balance of power between shareholders and management, shareholders should be allowed to make their own evaluation of such plans.
	7	Submit Executive Compensation to Vote		Against	Against		ShrHoldr

96

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	8	Prohibit Awards to Executives		Against	Against		ShrHoldr
	9	Report on Stock Option Distribution by Race and Gender		Against	Against		ShrHoldr
	10	Report on Political Contributions/Activities		Against	Against		ShrHoldr
	11	Cease Charitable Contributions		Against	Against		ShrHoldr

04/20/04 - A	Wachovia Corp. *WB*		929903102			02/18/04		57,600
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Require Two Candidates for Each Board Seat		Against	Against		ShrHoldr
	4	Report on Political Contributions/Activities		Against	Against		ShrHoldr
	5	Separate Chairman and CEO Positions		Against	Against		ShrHoldr

06/04/04 - A	Wal-Mart Stores, Inc. *WMT*		931142103			04/05/04		102,600
	1	Elect Directors		For	For		Mgmt
	2	Approve Stock Option Plan		For	For		Mgmt

The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans is within the allowable cap of 15%, and the reasonable terms of the plan.

	3	Approve Stock Option Plan		For	For		Mgmt
	4	Amend Employee Stock Purchase Plan		For	For		Mgmt

The plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	5	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	6	Separate Chairman and CEO Positions		Against	Against		ShrHoldr
	7	Prepare Sustainability Report		Against	For		ShrHoldr

In this case, Wal-Mart has some discussion of issues related to sustainability available on the company website and through its other initiatives, it does not specifically address a number of key, environment, health and safety, and economic issues in detail. Sustainability reporting is becoming the norm at many large companies and that Wal-Mart has continued to face concerns related to certain employment and labor issues in its operations. As such, more comprehensive reporting on sustainability issues will benefit Wal-Mart, as this will help the company to better assess the financial risks that such issues pose to its business and the company’s future growth. Further, considering the scope of this proposal and the fact that some of this information is already available on parts of the company’s website, it does not appear that consolidation of this data into a sustainability report would prove overly burdensome or costly to shareholders.

97

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	8	Report on Stock Option Distribution by Race and Gender		Against	Against		ShrHoldr
	9	Report on Genetically Modified Organisms (GMO)		Against	Against		ShrHoldr
	10	Prepare Diversity Report		Against	For		ShrHoldr

In this case, the proponents are asking the company to disclose information about the company’s equal employment policies and programs, the minority composition of the workforce, policies aimed at increasing women and minority managers, and policies regarding supporting minority owned businesses and suppliers. Wal-Mart has been subject of one or more EEOC lawsuits alleging employer discrimination and possibly one of the largest gender discrimination lawsuits in history. While the company does disclose some general information regarding its diversity initiatives on its website and publishes a brochure containing such information, the company does not disclose data regarding the advancement of women and minorities throughout the various levels of the company. As employment diversity issues and subsequent litigation can affect the company’s bottom line and reputation, increased disclosure of the type requested by this proposal could be of value to shareholders. As employment diversity issues can impact corporate reputation, such information should be made available to shareholders of the company.

	11	Submit Executive Compensation to Vote		Against	Against		ShrHoldr

01/14/04 - A	Walgreen Co. *WAG*		931422109			11/17/03		21,500
	1	Elect Directors		For	For		Mgmt
	2	Approve Non-Employee Director Omnibus Stock Plan		For	For		Mgmt

04/20/04 - A	Washington Mutual, Inc *WM*		939322103			02/27/04		12,878
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

98

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	3	Limit Executive Compensation		Against	Against		ShrHoldr

05/04/04 - A	Waters Corp. *WAT*		941848103			03/15/04		28,100
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Joshua Bekenstein		For
	1.2	Elect Director M.J. Berendt, Ph.D.		For
	1.3	Elect Director Douglas A. Berthiaume		For
	1.4	Elect Director Philip Caldwell		For
	1.5	Elect Director Edward Conard		Withhold

WITHHOLD votes from Thomas P. Salice for standing as an affiliated outsider on the Audit, Compensation, and Nominating committees. WITHHOLD votes from Edwarrd Conard for standing as an affiliated outsider on the Compensation Committee.

	1.6	Elect Director L.H. Glimcher, M.D.		For
	1.7	Elect Director William J. Miller		For
	1.8	Elect Director Thomas P. Salice		Withhold
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Other Business		For	Against		Mgmt
Details of other business items not disclosed

05/17/04 - A	Watson Pharmaceuticals, Inc. *WPI*		942683103			03/19/04		6,500
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Review Executive Compensation		Against	Against		ShrHoldr

06/28/04 - S	WellPoint Health Networks Inc. *WLP*		94973H108			05/10/04		4,700
	1	Approve Merger Agreement		For	For		Mgmt

Based on the sensible strategic rationale, the significant market premium, the potential cost and revenue synergies to be derived from the proposed combination, the accretive nature of the deal, and the valuation work and marketing process of company’s financial advisor, the merger agreement warrants shareholder support.

99

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/27/04 - A	Wells Fargo & Company *WFC*		949746101			03/09/04		35,500
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director J.A. Blanchard III		For
	1.2	Elect Director Susan E. Engel		For
	1.3	Elect Director Enrique Hernandez, Jr.		For
	1.4	Elect Director Robert L. Joss		For
	1.5	Elect Director Reatha Clark King		For
	1.6	Elect Director Richard M. Kovacevich		For
	1.7	Elect Director Richard D. McCormick		For
	1.8	Elect Director Cynthia H. Milligan		For
	1.9	Elect Director Philip J. Quigley		For
	1.10	Elect Director Donald B. Rice		Withhold

WITHHOLD votes from Judith M. Runstad for standing as an affiliated outsider on the Audit Committee, Michael W. Wright and Donald B. Rice for standing as affiliated outsiders on the Human Resources and Governance & Nominating committees.

	1.11	Elect Director Judith M. Runstad		Withhold
	1.12	Elect Director Stephen W. Sanger		For
	1.13	Elect Director Susan G. Swenson		For
	1.14	Elect Director Michael W. Wright		Withhold
	2	Approve Retirement Plan		For	For		Mgmt
	3	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	4	Expense Stock Options		Against	Against		ShrHoldr
	5	Limit Executive Compensation		Against	Against		ShrHoldr
	6	Link Executive Compensation to Social Issues		Against	Against		ShrHoldr
	7	Report on Political Contributions/Activities		Against	Against		ShrHoldr

100

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/22/04 - A	Wendy’s International, Inc. *WEN*		950590109			03/01/04		24,200
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Janet Hill		For
	1.2	Elect Director Paul D. House		For
	1.3	Elect Director John R. Thompson		For
	1.4	Elect Director J. Randolph Lewis		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Approve Omnibus Stock Plan		For	For		Mgmt
The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans, and the reasonable terms of the plan.

10/08/03 - A	Winn-Dixie Stores, Inc. *WIN*		974280109			08/01/03		2,313
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Tillie K. Fowler as Class II Director		For
	1.2	Elect Director Frank Lazaran as Class II Director		For
	1.3	Elect Director Edward W. Mehrer, Jr. as Class II Director		For
	1.4	Elect Director Ronald Townsend as Class II Director		For
	1.5	Elect Director John E. Anderson as Class III Director		For
	2	Approve Executive Incentive Bonus Plan		For	For		Mgmt
Compliance with 162(m) would preserve the full deductibility of all compensation paid under the plan and would ultimately reduce the company’s corporate tax obligation.
	3	Amend Stock Option Plan		For	For		Mgmt
The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans, and the reasonable terms of the plan.
	4	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

101

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/22/04 - A	Wyeth *WYE*		983024100			03/12/04		12,300
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Report on Drug Pricing		Against	Against		ShrHoldr
	4	Amend Animal Testing Policy		Against	Against		ShrHoldr

05/20/04 - A	Xerox Corp. *XRX*		984121103			03/23/04		9,800
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Glenn A. Britt		For
	1.2	Elect Director Richard J. Harrington		For
	1.3	Elect Director William Curt Hunter		For
	1.4	Elect Director Vernon E. Jordan, Jr.		For

The amounts in question appear de minimus in this case and likewise Mr. Jordan’s affiliation. Since our policy currently does not limit how many boards an individual may serve which would otherwise cause us to take thisinto account we see no reason not to support Mr. Jordan. SSgA policy currently recommends voting against Mr. Jordan. Based on the analysis above we have identified investment reasons for overriding policy.

	1.5	Elect Director Hilmar Kopper		For
	1.6	Elect Director Ralph S. Larsen		For
	1.7	Elect Director Anne M. Mulcahy		For
	1.8	Elect Director N.J. Nicholas, Jr.		For
	1.9	Elect Director John E. Pepper		For
	1.10	Elect Director Ann N. Reese		For
	1.11	Elect Director Stephen Robert		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Approve Omnibus Stock Plan		For	For		Mgmt
The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans, and the reasonable terms of the plan.
	4	Approve Non-Employee Director Omnibus Stock Plan		For	For		Mgmt

102

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

08/07/03 - A	Xilinx, Inc. *XLNX*		983919101			06/09/03		11,300
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

05/21/04 - A	Yahoo!, Inc. *YHOO*		984332106			03/25/04		14,100
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Terry S. Semel		For
	1.2	Elect Director Jerry Yang		For
	1.3	Elect Director Roy J. Bostock		For
	1.4	Elect Director Ronald W. Burkle		For
	1.5	Elect Director Eric Hippeau		Withhold
Eric Hippeau is a former director of Global crossing, SSGA is WITHHOLDING votes from this director.
	1.6	Elect Director Arthur H. Kern		For
	1.7	Elect Director Robert A. Kotick		For
	1.8	Elect Director Edward R. Kozel		For
	1.9	Elect Director Gary L. Wilson		For
	2	Amend Employee Stock Purchase Plan		For	For		Mgmt

The plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	3	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	4	Expense Stock Options		Against	Against		ShrHoldr

07/22/03 - S	Zimmer Holdings Inc *ZMH*		98956P102			06/16/03		4,700
	1	Issue Shares in Connection with an Acquisition		For	For		Mgmt
Based on the fairness opinion and the potential strategic synergies, the merger agreement warrants shareholder support.

05/10/04 - A	Zimmer Holdings Inc *ZMH*		98956P102			03/15/04		4,700
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Larry C. Glasscock		For
	1.2	Elect Director John L. McGoldrick		For

103

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	2	Submit Shareholder Rights Plan (Poison Pill) to Shareholder Vote		Against	For		ShrHoldr
Because shareholder rights plans greatly alter the balance of power between shareholders and management, shareholders should be allowed to make their own evaluation of such plans.
	3	Ratify Auditors		Against	For		ShrHoldr
Shareholders should be given the right to a non-binding ratification of the independent auditor selected by the company’s audit committee.

104

Vote Summary Report

Jul 01, 2003 - Jun 30, 2004

SSGA EMERGING MARKETS - 2D09

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/17/04	Acer Inc.		Y0004E108			05/21/04		1,458,000
Meeting for Holders of ADRs
	1	ACCEPTANCE OF 2003 FINANCIAL STATEMENTS AND BUSINESS REPORT, AS SET FORTH IN THE COMPANY S NOTICE OF MEETING ENCLOSED HEREWITH.		For	For		Mgmt
	2	APPROVAL OF PROPOSAL FOR 2003 STATEMENTS OF APPROPRIATION OF RETAINED EARNINGS AND OF CAPITAL SURPLUS FOR DISCUSSION, AS SET FORTH IN THE COMPANY S NOTICE OF MEETING ENCLOSED HEREWITH.		For	For		Mgmt
	3	DISCUSSION OF ISSUANCE OF NEW SHARES THROUGH CAPITAL INCREASE, AS SET FORTH IN THE COMPANY S NOTICE OF MEETING ENCLOSED HEREWITH.		For	For		Mgmt
	4	DISCUSSION OF AMENDMENT TO ARTICLES OF INCORPORATION OF THE COMPANY, AS SET FORTH IN TH COMPANY S NOTICE OF MEETING ENCLOSED ENCLOSED HEREWITH.		For	For		Mgmt
	5	DISCUSSION OF AMENDMENT TO GUIDELINES GOVERNING ENDORSEMENT AND GUARANTEES, AS SET FORTH IN THE COMPANY S NOTICE OF MEETING ENCLOSED HEREWITH.		For	For		Mgmt

04/23/04 - A	Advanced Info Service PCL		Y0014U183			04/05/04		809,400
	1	Open Meeting		None	None		Mgmt
	2	Approve Minutes of Previous AGM		For	For		Mgmt
	3	Accept Report on Company Performance in 2003		For	For		Mgmt
	4	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	5	Elect Directors and Fix Their Remuneration		For	For		Mgmt
	6	Approve Auditors and Authorize Board to Fix Their Remuneration		For	For		Mgmt
	7	Approve Allocation of Income and Dividends		For	For		Mgmt
	8	Approve Issuance of Nine Million Units of Warrants to Directors, Employees, and Advisors of the Company Under the ESOP Grant III		For	For		Mgmt

The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans and other favorable terms of the plan. A vote in favor of this proposal is recommended.

Mgmt Rec - Company Management Recommended Vote

1

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	9	Approve the Issuance of Nine Million Shares Reserved Exclusively for the Conversion of Warrants Under the ESOP Grant III		For	For		Mgmt

The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans and other favorable terms of the plan. A vote in favor of this proposal is recommended.

	10	Approve Issuance of Warrants to Directors, Employees and Advisors Exceeding Five Percent of the Total Issuance Under the ESOP Grant III		For	For		Mgmt

The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans and other favorable terms of the plan. A vote in favor of this proposal is recommended.

	11	Approve Issuance of 125,591 Shares Reserved Exclusively for the Conversion of Warrants Under ESOP Grant I & II		For	For		Mgmt

The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans and other favorable terms of the plan. A vote in favor of this proposal is recommended.

	12	Other Business		For	Against		Mgmt
Details of other business items not disclosed.

02/26/04 - A	African Bank Investments (Formerly Theta Group)		S01035112			None		2,838,495
Ordinary Business
	1.1	Approve Simultaneous Re-Appointment of Retiring Directors		For	For		Mgmt
	1	Elect Directors		For	For		Mgmt
	2	Place Authorized But Unissued Shares under Control of Directors		For	For		Mgmt

This resolution would place the company’s authorized but unissued ordinary shares at the disposal and under the control of the directors. The resolution would empower the directors to issue those shares to such persons and on such terms as the directors see fit. Any such issuances would be subject to the requirements of the South African Companies Act and the Johannesburg Stock Exchange. This resolution is essentially a legal formality.

2

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	3	Approve Company to Make Payments to Shareholders		For	For		Mgmt
Because the reduction of the share premium account should have no negative impact on the company’s net assets or financial position, it is recommended that shareholders approve this item.
	4	Approve Reduction in Share Capital by Way of Cancellation of 20 Million Shares Held by Standard General Insurance Company Ltd.		For	For		Mgmt

Shareholders are asked to authorize the board to reduce the company’s share premium account by up to 20 percent of issued capital by way of a general distribution to shareholders. A request to transfer funds from one reserve to another is not unusual. This item should have little or no impact on share value.

	5	Approve Reappointment of Delotte & Touche as Auditors and Authorize Board to Fix Their Remuneration		For	For		Mgmt
	6	Amend Articles to Reflect Approval of Share Repurchase		For	For		Mgmt

Approval of this resolution would permit Imperial or any of its subsidiaries to acquire shares issued by the company until the next AGM. The aggregate number of securities repurchased by a company may not, in any one financial year, exceed 20 percent of that company’s issued share capital, provided that any general repurchase (in which shareholders give the company a mandate for share repurchases during the coming year) may not exceed ten percent of that company’s share capital of that class in any one financial year. When timed correctly, corporate stock repurchases are a legitimate use of corporate funds and can add to long-term shareholder returns. For this reason a vote in favor of the board’s proposal is recommended.

	7	Authorize Repurchase of Up to 20 Percent of Issued Share Capital		For	For		Mgmt

Approval of this resolution would permit Imperial or any of its subsidiaries to acquire shares issued by the company until the next AGM. The aggregate number of securities repurchased by a company may not, in any one financial year, exceed 20 percent of that company’s issued share capital, provided that any general repurchase (in which shareholders give the company a mandate for share repurchases during the coming year) may not exceed ten percent of that company’s share capital of that class in any one financial year. When timed correctly, corporate stock repurchases are a legitimate use of corporate funds and can add to long-term shareholder returns. For this reason a vote in favor of the board’s proposal is recommended.

3

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	8	Amend Articles of Association Re: Dividends		For	For		Mgmt

In this item, African Bank proposes to amend its articles of association in order to allow the board to accumulate small cash dividends where the administrative costs of paying out such dividends would exceed their value. Based on the fact that administrative costs of paying low amount of dividends may exceed benefits to small shareholders, a vote in favor of the proposal is recommended.

02/04/04 - S	Alfa S.A.		P47194116			None		295,100
	1	Approve MXN 26 Million Reduction in Capital for Bonus Payment to Shareholders		For	For		Mgmt

Items 1-2. The board is seeking approval of its decision to reconfigure its portfolio of businesses through the transfer of the shares currently held in the subsidiary Hylsamex to the shareholders of Alfa. Alfa currently owns 90 percent of the share capital of Hylsamex. Item 2 asks for approval to convene an EGM during the first quarter of 2005 to complete the transaction. The impact of the transaction on Alfa would be to reduce Alfa’s relative size, and simultaneously reduce net debt to $1.28 million from $2.33 million and improve interest coverage ratio from 4.45 to 7. This is a positive deal for shareholders. Dilution is not a problem when capital is increased for the purpose of a bonus issue, as the company is merely transferring wealth to shareholders. On this basis a vote in favor is recommended.

	2	Grant Board Authority to Conven an EGM in First Quarter of 2005 Re: Reduction in Capital		For	For		Mgmt
	3	Amend Article 7 Re: Reflect Changes in Capital and Compliance with Mexican Market Regulations		For	For		Mgmt

This item seeks shareholder approval to amend several of the company’s articles to conform with recent changes in Mexico’s financial laws approved on Mar. 19, 2003. These modifications would not jeopardize shareholder value and, in fact, serve to enhance shareholder value. As the amendments would be changed to conform to company law, we recommend their approval.

4

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted
	4	Designate Inspector or Shareholder Representative(s) of Minutes of Meeting		For	For		Mgmt
	5	Approve Minutes of Meeting		For	For		Mgmt

03/24/04 - A	Alfa S.A.		P47194116			None		478,400
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Allocation of Income and Dividends of USD 0.075 Per Share; Set Maximum Limit of Share Repurchase Reserve		For	For		Mgmt
	3	Elect Directors and Supervisory Board and Fix Their Remuneration		For	For		Mgmt
	4	Designate Inspector or Shareholder Representative(s) of Minutes of Meeting		For	For		Mgmt
	5	Approve Minutes of Meeting		For	For		Mgmt

04/06/04 - S	Altos Hornos De Mexico S.A.		P0248N120			None		499,000
	1	Ratify Resignations and Appointment of Directors, Management, and Supervisory Board		For	Against		Mgmt

The company has been mired in debt and legal issues over the past several years as a result of default on its $1.8 billion in debt since 1999. Having been under bankruptcy protection for over four years, there are currently allegations of arrest warrants for several of the company’s executives. Shareholder support of this item is not warranted.

	2	Approve Remuneration of Directors and Supervisory Board		For	For		Mgmt
	3	Ratification of Financial Services Agreement with Vector Casa de Bolsa SA de CV		For	For		Mgmt
	4	Designate Shareholder Representatives of Minutes of Meeting		For	For		Mgmt

5

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

12/29/03 - S	ALUMINUM CORPORATION OF CHINA LTD		Y0094N109			11/28/03		800,250
	1	Approve Connected Transactions with a Related Party		For	For		Mgmt

This item seeks shareholder approval for ongoing connected transactions entered into by Aluminum Corp. of China Ltd. (the company) with connected parties namely Aluminum Corp. of China (Chinalco), Guangxi Aluminum Devt. and Investment Stock Co. Ltd. (Guangxi Associate), Guizhou Provincial Materials Devt. and Investment Corp. (Guizhou Devt.) and Xinan Aluminum (Group) Co. Ltd. (Xinan Aluminum). The proposed connected transactions appear to be fair to shareholders in that the transactions contemplated under the agreements are made in the ordinary course of the company’s business and at prices set with reference to either government prescribed prices or market rates, providing for a reasonable amount of margin based on reasonable costs.

06/07/04 - A	ALUMINUM CORPORATION OF CHINA LTD		Y0094N109			05/04/04		617,431
	1	Approve Report of Directors		For	For		Mgmt
	2	Approve Report of Supervisory Committee		For	For		Mgmt
	3	Approve Financial Statements		For	For		Mgmt
	4	Approve Profit Distribution Plan and Approve Final Dividend of RMB0.096 Per Share		For	For		Mgmt
	5	Approve Remuneration of Directors and Supervisors		For	For		Mgmt
	6	Approve Payment of Housing Subsidy to Certain Directors and Payment of Performance Bonus to Certain Directors and Supervisors		For	For		Mgmt
7

Approve PricewaterhouseCoopers, Hong Kong, CPAs and PricewaterhouseCoopers Zhong Tian CPAs Ltd. Co. as International and Domestic Auditors, Respectively, and Authorize Audit Committee to Fix Their Remuneration

				For	For		Mgmt
8

Reelect Xiong Weiping, Joseph C. Muscari, Chen Xiaozhou, Chiu Chi Cheong Clifton and Wang Dianzuo as Directors and Elect Luo Jianchuan, Xiao Yaqing, Chen Jihua and Jiang Qiangui as New Directors to the Second Board of Directors

				For	For		Mgmt

6

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	9	Reelect Luo Tao, Yuan Li and Ou Xiaowu as Supervisors to the Second Supervisory Committee		For	For		Mgmt
10

Amend Articles Re: Change in Total Share Capital and Shareholding Structure, Number of Independent Directors, Election of Directors, Voting at General Meetings and Material Interest of Directors in Contracts Entered into by the Company

				For	For		Mgmt
	11	Approve Issuance of Equity or Equity-Linked Securities without Preemptive Rights		For	Against		Mgmt

12/08/03 - S	AMERICA MOVIL SA DE CV MEXICO		P0280A101			None		3,300,300
	1	Amend Articles		For	Against		Mgmt
There was not enough information available to make an informed voting decision.
	2	Designate Inspector or Shareholder Representative(s) of Minutes of Meeting		For	For		Mgmt

04/27/04 - S	AMERICA MOVIL SA DE CV MEXICO		P0280A101			None		8,106,200
Meeting for Holders of Series L Shares
	1	Elect Directors Representing Series L Shares		For	For		Mgmt
	2	Approve Swap of Company’s Shares		For	For		Mgmt
	3	Designate Shareholder Representatives of Minutes of Meeting		For	For		Mgmt

04/21/04 - A	Anglo American PLC (formerly Anglo Ame. Corp. of S. Africa L		G03764100			None		1,138,282
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Final Dividend of 39 US cents Per Ordinary Share		For	For		Mgmt
	3	Elect M Marques as Director		For	For		Mgmt
	4	Re-elect Barry Davison as Director		For	For		Mgmt
	5	Re-elect Chris Fay as Director		For	For		Mgmt
	6	Re-elect Tony Lea as Director		For	For		Mgmt
	7	Re-elect Rob Margetts as Director		For	For		Mgmt
	8	Re-elect Bill Nairn as Director		For	For		Mgmt
	9	Re-elect Nicky Oppenheimer as Director		For	For		Mgmt

7

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	10	Re-appoint Deloitte and Touche LLP as Auditors and Authorise Board to Fix Remuneration of Auditors		For	For		Mgmt
	11	Approve Remuneration Report		For	For		Mgmt

This item requests that shareholders approve the company’s compensation policy, as set out in the company’s Remuneration Report. The Combined Code on Corporate Governance recommends that companies consider including this item on AGM agendas and is now required under U.K. law. Seeking annual shareholder approval for a company’s remuneration policy is a positive corporate governance provision. It allows shareholders to express their support or displeasure over how the company pays and provides incentive to its directors and executives in the most direct way possible. Shareholders displeased with a particular remunerative provision may now vote against this item, instead of (or in addition to) voting against a director or the company’s financial statements. It is recommended that shareholders support this item.

	12	Approve Anglo American Bonus Share Plan 2004		For	For		Mgmt

The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans and other favorable terms of the plan. A vote in favor of this proposal is recommended.

	13	Authorise the Directors to Establish Further Similar Bonus Share Plans		For	For		Mgmt

The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans and other favorable terms of the plan. A vote in favor of this proposal is recommended.

	14	Authorise Issuance of Equity or Equity-Linked Securities with Pre-emptive Rights up to Aggregate Nominal Amount of USD 246,500,000		For	For		Mgmt

This routine capital issuance request would allow the board to issue shares for cash with preemptive rights. The amount of authorized but unissued capital that could be used represents about 33 percent of the currently issued capital. This issuance authority, routinely sought in the United Kingdom, could be used by the company for one year. This is a reasonable issuance request.

8

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	15	Authorise Issuance of Equity or Equity-Linked Securities without Pre-emptive Rights up to Aggregate Nominal Amount of USD 31,750,000		For	For		Mgmt

This routine capital issuance request would allow the board to issue shares for cash without preemptive rights. The amount that could be used other than in the context of a rights issue, that is for cash, would be limited to 4.3 percent of the issued capital. This is a reasonable issuance request.

	16	Authorise 148 Million Shares for Market Purchase		For	For		Mgmt

Approval of this item would authorize the board to repurchase up to ten percent of the company’s issued capital. The maximum price to be paid for any shares repurchased would be no more than five percent above the average price of the previous ten trading sessions. When timed correctly, repurchases are a legitimate use of corporate funds and can add to long-term shareholder returns.

10/07/03 - S	Apasco S.A. De C.V.		P04102151			None		68,200
	1	Amend Articles		For	Against		Mgmt
There was not enough information available to make an informed voting decision.
	2	Designate Inspector or Shareholder Representative(s) of Minutes of Meeting		For	For		Mgmt

03/19/04 - A	Asiana Airlines		Y03355107			12/31/03		283,270
	1	Approve Financial Statements		For	For		Mgmt
	2	Elect Director(s)		For	For		Mgmt
	3	Approve Limit on Remuneration of Directors		For	For		Mgmt

06/09/04 - A	Asustek Computer		Y04327105			04/09/04		1,246,012
	1.1	Receive Report on 2003 Business Operation Results		None	None		Mgmt
	1.2	Receive Financial Report		None	None		Mgmt
	1.3	Receive Supervisors’ Report		None	None		Mgmt
	1.4	Receive Report on Issuance of Overseas Convertible Bonds		None	None		Mgmt
	2.1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2.2	Approve Allocation of Income and Dividends		For	For		Mgmt
	3.1	Approve Capitalization of 2003 Dividends and Employee Profit Sharing		For	For		Mgmt

9

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	3.2	Amend Articles of Association		For	For		Mgmt

The proposal seeks to increase the authorized capital of the company to NTD 28.7 billion ($844 million) from NTD 24.5 billion ($720.6 million), as well as to allow the company to purchase liability insurance to directors and supervisors of the company. These are non-contentious modifications.

	4	Other Business		None	None		Mgmt

10/10/03 - A	Avgold Limited		S83047100			None		545,410
Ordinary Business
	1	Accept Financial Statements and Statutory Reports for Year Ended June 30, 2003		None	None		Mgmt
	2	Elect Directors		For	For		Mgmt
	3	Approve Increase in Remuneration from ZAR 55,000 to ZAR 90,000 for Chairman and from ZAR 40,000 to ZAR 70,000 for Directors Annually		For	For		Mgmt
	4	Other Business		None	None		Mgmt

03/10/04 - A	BANCO BRADESCO SA BRAD		P1808G117			None		252,500,000
	1	Accept Financial Statements and Statutory Reports		For			Mgmt
	2	Elect Management Board		For			Mgmt
	3	Elect Supervisory Board		For			Mgmt
	4	Approve Remuneration of Directors		For			Mgmt

04/28/04 - A	Banco Itau Holding Financeira(frmly Banco Itau S.A.)		P1391K111			None		41,487,800
Special Business; Preference Shareholders are Entitled to Vote on Item 11
	1	Authorize BRL 3.2 Billion Capital Increase Via Capitalization of Reserves		For	For		Mgmt
The board seeks shareholder authorization to increase the company’s issued capital by BRL$3.2 billion ($1.1 billion) via capitalization of reserves. This is a routine request.
	2	Cancel 664.3 Million Company Treasury Shares		For	For		Mgmt

This item asks shareholders to cancel company treasury shares. The company wishes to cancel 664.3 million treasury shares, which represents less than one percent of the company’s share capital. This item also seeks to use profit reserves for other activities. This is a routine request in Brazil.

10

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	3	Approve 1,000:1 Reverse Stock Split		For	For		Mgmt
	4	Approve Increase in Authorized Capital to 100 Million Ordinary Shares and 100 Million Preference Shares		For	For		Mgmt
	5	Approve Creation of Audit Committee; Set Committee Responsibilities		For	For		Mgmt
Under this resolution, the company proposes to establish an audit committee and determine its responsibilities. There is no reason to refuse this request.
	6	Restructure of Consulting Board and International Consulting Committee		For	For		Mgmt

Items 6-7. Under these items, shareholder would approve a restructure of the bank’s consulting board and international consulting board, and amend several of the company’s articles. These are non-contentious modifications that would not jeopardize shareholder value.

	7	Amend Articles Re: Changes in Capital, Audit Committee, and Restructuring of Consulting Boards		For	For		Mgmt
	8	Ammend Incentive Stock Option Plan		For	Against		Mgmt
Details of other business items not disclosed.
Ordinary Business
	9	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	10	Approve Allocation of Income		For	For		Mgmt
	11	Elect Directors and Supervisory Board Members		For	For		Mgmt
	12	Approve Remuneration of Board Members, Executive Officer Board Members, Consulting Board and International Consulting Committee Members, and Supervisory Board Members		For	For		Mgmt

04/09/04 - A	Bangkok Bank		Y0606R119			03/22/04		1,214,200
	1	Approve Minutes of Previous AGM		For	For		Mgmt
	2	Accept Reports on Capital Increase		For	For		Mgmt
	3	Accept Report on Company Performance in 2003		For	For		Mgmt
	4	Accept Report of the Audit Committee		For	For		Mgmt
	5	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	6	Approve Non-Allocation of Income and Omission of Dividends		For	For		Mgmt

11

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	7	Approve Transfer of Capital Reserve, Legal Reserve, and Share Premium Reserve to Reduce the Accumulated Losses of the Company		For	For		Mgmt

The proposal seeks shareholders’ approval to transfer Baht 63.3 billion ($1.59 billion) from other reserves, Baht 11.5 billion ($289.6 million) from legal reserves, and Baht 27.8 billion ($700 million) from premium on ordinary shares to compensate for the bank’s accumulated losses as at Dec. 31, 2003. The total amount is Baht 100.6 billion ($2.53 billion). The proposed capitalization of reserves would allow the company to offset accumulated losses. Eventually, this will enable the company to distribute profits in the form of dividends to shareholders. This proposal will have no effect on the value of total shareholders’ equity and the bank’s capital funds.

	8	Elect Directors		For	For		Mgmt
	9	Approve Auditors and Authorize Board to Fix Their Remuneration		For	For		Mgmt
	10	Approve Allocation of Shares and Issuance of Various Types of the Bank’s Securities		For	Against		Mgmt

These issuances translate in a combined dilution to existing shareholders of 99.5 percent of outstanding capital. Since the company did not disclose what percentages of the issuance will be allocated to existing shareholders and what percentage to the general public, it is recommended that shareholders approve this item.

	11	Other Business		For	Against		Mgmt
Details of other business items not disclosed.

09/03/03 - S	Bangkok Expressway PCL		Y0607D119			None		856,900
	1	Approve Minutes of Previous AGM		For	For		Mgmt
	2	Approve Issuance of Debentures at a Maximum of Baht 36 Billion		For	For		Mgmt

The proposal seeks shareholders’ approval in order to issue and offer domestic or overseas secured or unsecured debentures in the amount not exceeding Baht 36 billion ($828.8 million) to the general public and institutional investors. The current debt-to-asset ratio of the company is 69.9 percent while the debt-to-equity ratio stands at 253.7 percent. These figures make Bangkok Expressway PCL one of the highest leveraged expressway construction companies in the Asia Pacific region. Nevertheless, the issue of debentures is a common financing tool used by Thai companies to give them flexible access to external financial sources.

12

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	3	Other Business		For	Against		Mgmt
Details of other business items not disclosed.

07/24/03 - A	Bank Leumi Le-Israel		M16043107			07/14/03		388,460
	1	Receive and Discuss Financial Statements and Statutory Reports for the Year Ending December 31, 2002 (Voting)		For	For		Mgmt
	2	Refrain from Distrubution of Final Dividend		For	For		Mgmt
	3	Elect Meir Dayan as External Director		For	For		Mgmt
	4a	Re-elect Barouch Bahat as Director		For	For		Mgmt
	4b	Re-elect Renana Gutman as Director		For	For		Mgmt
	4c	Re-elect Rena Shashua-Hasson as Director		For	For		Mgmt
	5a	Elect Yaakov Goldman as Director		For	For		Mgmt
	5b	Elect Nurit Segal as Director		For	For		Mgmt
	6	Approve Remuneration of Directors and External Directors in the Amount of NIS 1,785 ($417) Per Meeting and NIS 46,536 ($10,872) Per Year		For	For		Mgmt
	7	Approve Luboshitz Kasierer and Somekh Chaikin as Auditors and Authorize Board to Fix Their Remuneration		For	For		Mgmt
	8	Approve Resolutions Concerning Approval of Holding Positions and Disclosures by Officers, According to Text Presented to the General Meeting		For	Against		Mgmt
There was not enough information available to make an informed voting decision.

04/27/04 - A	Bank of Ayudhya		Y0644Q115			04/07/04		1,183,800
	1	Approve Minutes of Previous AGM		For	For		Mgmt
	2	Accept Directors’ Report		For	For		Mgmt
	3	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	4	Approve Non-Allocation of Income and Omission of Dividends		For	For		Mgmt
	5	Approve Compensation of Retained Loss		For	For		Mgmt
	6	Elect Directors and Fix Their Remuneration		For	For		Mgmt
	7	Approve Auditors and Authorize Board to Fix Their Remuneration		For	For		Mgmt

13

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	8	Amend Memorandum of Association Re: Class A Preferred Share		For	For		Mgmt

The proposal seeks shareholders’ approval to replace the Clause 4 of the memorandum of association regarding provisions on registered capital to conform the conversion of all Class A preferred shares into the Bank’s ordinary shares. Ther are no objections to the item.

	9	Approve Cancellation of Warrants Previously Issued		For	For		Mgmt

This seeks shareholders’ approval to cancel warrant to buy the Bank’s ordinary shares that cannot be sold or have not been sold, in the amount of 2.76 billion units. It is a common practice for Thai companies to cancel expired and unissued warrants.

	10	Approve Decrease of Registered Capital		For	For		Mgmt

The proposal seeks shareholders’ approval for the reduction of the company’s registered capital from Baht 78.5 billion ($1.98 billion) to Baht 40.9 billion ($1.03 billion) by removing the expired and unissued registered shares of the company. The proposal also seeks to amend the memorandum of association of the company to reflect the decrease in registered capital of the company. It is a routine request by Thai companies to remove the expired and unissued shares of the company.

	11	Approve Increase in Registered Capital		For	Against		Mgmt

Items 11-12 seek shareholders’ approval to increase the company’s registered capital from Baht 40.9 billion ($1.03 billion) to Baht 70.9 billion ($1.79 billion) by issuing 3 billion ordinary shares at the par value of Baht 10 ($0.25) per share. Also included in the agenda is to amend the memorandum of association of the company to reflect the increase of registered capital. Out of the 3 billion shares, 2 billion shares will be allocated for a private placement. The other 1 billion will be issued to existing shareholders pro rata to their shareholding. If fully subscribed and converted, worst case control dilution of the issuance of 2 billion shares in private placement will be 49 percent. However, if taking into account the full subscription of another 1 billion shares by existing shareholders, control dilution effect will be downed to 39 percent. This amount is still deemed excessive.

	12	Approve Allocation of New Shares		For	Against		Mgmt

14

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	13	Approve Cancellation of Debt Issuance Previously Approved		For	Against		Mgmt

The proposal seeks shareholders’ approval to cancel the issuance of debentures not exceeding US$2.5 billion, or in Baht or other currencies in the equivalent amount previously approved, in order to be in line with the Notifications of the Securities and Exchange Commission in respect of the issuance and offering for sale of debentures. The proposal also seeks shareholders’ approval to issue and offer all types of subordinated or unsubordinated debentures in the amount not exceeding US$2.5 billion, or in Baht or other currencies in the equivalent amount. Terms of the debentures will not exceed 100 years or upon liquidation of the Bank. The total debt-to-total asset ratio of the company stands at 11.4 percent, and the debt-to-equity ratio stands at 208.4 percent with long-term debt-to-equity of 146.9 percent, which is already one of the highest leveraged commercial banks in Thailand. Moreover, the issuance of US$2.5 billion debentures will increase the total outstanding debt of the company by 20 percent, and thus further increase the financial risk of the company. Given the lack of rationale for the potentially excessive gearing, it is recommended that shareholders oppose this request.

	14	Approve Sale of Hybrid Capital Instruments		For	Against		Mgmt
There was not enough information available to make an informed voting decision.
	15	Other Business		For	Against		Mgmt
Details of other business items not disclosed.

07/29/03 - A	Bank Of Baroda		Y06451119			None		96,684
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Reduction in Share Capital		For	For		Mgmt

The board is requesting shareholder approval for a reduction in the bank’s share capital by an amount of up to INR 919 million. This request is being sought in connection with the Banking Companies (Acquisition and Transfer of Undertakings) Act, 1970. In 1994 and 1996, the Indian government pumped funds into banks to assist in setting aside sufficient capital for bad loans. Under the terms of this proposal, the bank seeks to return the funds to reduce the government’s shareholding while boosting the bank’s earnings per share. This is a reasonable request.

15

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/31/04 - A	Bank Rakyat Indonesia		Y0697U104			None		5,004,000
	1	Accept Directors’ Report		For	For		Mgmt
	2	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	3	Approve Allocation of Income		For	For		Mgmt
	4	Approve Ernst & Young as Auditors and Authorize Board to Fix Their Remuneration		For	For		Mgmt
	5	Approve Remuneration of Directors and Commissioners		For	For		Mgmt
	6	Elect Directors		For	For		Mgmt
	7	Elect Commissioners		For	For		Mgmt
	8	Approve Stock Option Plan		For	Against		Mgmt
	9	Approve Write-off of Debt		For	Against		Mgmt

02/23/04 - S	Banpu Public Company Ltd.		Y0697Z111			02/09/04		441,300
	1	Approve Minutes of Previous EGM		For	For		Mgmt
	2.1	Approve Sale of 217.4 Million Shares in Ratchaburi Electricity Generating Holding Public Company Limited		For	For		Mgmt

Items 2.1-2.2: In Item 2.1, shareholder approval is being sought for the company to sell 217.4 million shares it holds in Ratchaburi Electricity Generating Holding Public Co. Ltd. (RATCH) to the Electricity Generating Authority of Thailand (EGAT) at the price of Baht 43.86 ($1.1) per share for a total consideration of approximately Baht 9.54 billion ($240.1 million). In Item 2.2, approval is being sought to purchase 131.2 million shares in Electricity Generating Public Co. Ltd. (EGCOMP) from EGAT at the price of Baht 91.84 ($2.31) per share, totaling approximately Baht 12.1 billion ($304.7 million).Shareholders should have no objections to the share-swap agreement on the ground that the valuation of both companies are equally fair and that projected 11-12 percent return on equity from the business operation of EGCOMP in the form of dividends are comparable with that of RATCH.Moreover, the transactions will enable Banpu, as the major shareholder of EGCOMP, to gain management control over plants operated by the latter. The projected long -run prospects in EGCOMP are favorable due to the steadily rising demand for power in Thailand.

	2.2	Acquire 131.2 Million Shares in Electricity Generating Public Company Limited		For	For		Mgmt
	3	Other Business		For	Against		Mgmt
Details of other business items not disclosed.

16

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/28/04 - A	Banpu Public Company Ltd.		Y0697Z111			04/08/04		292,200
	1	Approve Minutes of Previous EGM		For	For		Mgmt
	2	Accept Report on Company Performance in 2003		For	For		Mgmt
	3	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	4	Approve Allocation of Income and Dividend of Baht 2.5 Per Share		For	For		Mgmt
	5	Elect Directors		For	For		Mgmt
	5.1	Elect Directors		For
	5.2	Approve Remuneration of Directors		For	For		Mgmt
	6	Approve Auditors and Authorize Board to Fix Their Remuneration		For	For		Mgmt
	7	Amend Corporate Purpose		For	For		Mgmt
	8	Other Business		For	Against		Mgmt
Details of other business items not disclosed.

11/04/03 - S	BEIJING CAPITAL LAND LTD		Y0771C103			10/03/03		1,960,000
	1	Elect Muk Kin Yau as Nonexecutive Director		For	For		Mgmt

05/20/04 - A	BENQ CORPORATION		Y07988101			03/19/04		1,865,928
	1.1	Receive Report on 2003 Business Operation Results		None	None		Mgmt
	1.2	Receive Supervisors’ Report		None	None		Mgmt
	1.3	Receive Report Regarding Board Meeting Rules		None	None		Mgmt
	1.4	Receive Report on Investments in Mainland China		None	None		Mgmt
	1.5	Receive Report on Execution of Treasury Shares		None	None		Mgmt
	2.1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2.2	Approve Allocation of Income and Dividends, and Capitalization of 2003 Dividends		For	For		Mgmt
	2.3	Amend Articles of Association		For	For		Mgmt
	3	Other Business		None	None		Mgmt

09/22/03 - A	Bharat Electronics Ltd		Y0881Q117			None		21,675
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Dividends of INR 7 Per Share		For	For		Mgmt
	3	Reappoint V. Ammindeedu as Director		For	For		Mgmt
	4	Reappoint S.C. Khanna as Director		For	For		Mgmt
	5	Reappoint A. Basu as Director		For	For		Mgmt

17

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	6	Reappoint N. Divakar as Director		For	For		Mgmt
	7	Appoint R. Menon as Director		For	For		Mgmt

09/30/03 - A	Bharat Heavy Electricals Ltd.		Y0882L117			None		41,639
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Dividends of INR 4 Per Share		For	For		Mgmt
	3	Reappoint A.C. Wadhawan as Director		For	For		Mgmt
	4	Reappoint A. Patkar as Director		For	For		Mgmt
	5	Reappoint G.P. Gupta as Director		For	For		Mgmt
	6	Approve Shiromany Tyagi & Co. as Auditors and Authorize Board to Fix Their Remuneration		For	For		Mgmt
	7	Appoint I. Shankar as Director		For	For		Mgmt
	8	Appoint A.D. Sing as Director		For	For		Mgmt

04/19/04 - A	Brasil Telecom Participacoes S.A. (frm.Tele Centro Sul Parti		P18430150			None		717,578,600
Ordinary Business; Preference Shareholders are Entitled to Vote on Items 3 and 4
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Allocation of Income and Dividends		For	For		Mgmt
	3	Elect Supervisory Board Members and Alternates		For	For		Mgmt
	4	Elect Directors and Alternates		For	For		Mgmt
Special Business
	5	Approve Aggregate Remuneration of Directors and Supervisory Board Members		For	For		Mgmt
	6	Amend Article 5 to Reflect Changes in Share Capital Resulting from Capital Increase Approved in 2004		For	For		Mgmt

This item seeks shareholder approval to amend article 5 of the company’s bylaws. This amendment is designed to reflect the change in the company’s capital following the capital increase resulting from the amortization of the tax benefit approved by the board in March 18, 2004. According to a company press release, the number of preference shares to be issued is 3.3 billion at a subscription price of BRL$21.5 ($7.4) per lot of 1,000 shares, which will raise approximately BRL$23.8 million ($8.2 million). The company did not submit the capital increase for shareholder approval. We believe that publicly listed companies should disclose their financing proposals in advance of shareholders’ approval. In this case, the company has requested approval to amend its bylaws to reflect this capital increase, indirectly allowing shareholders to have a voice. Considering the reasonable level of potential dilution (1.5 percent), approval of this request is recommended.

18

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

09/08/03 - S	Brasil Telecom SA(Formerly TELEPAR, Telecom. do Parana)		P18445158			None		163,733,962
	1	Amend Article 28 Re: Board of Directors		For	For		Mgmt

This item seeks shareholder approval to include a new article 28 in its bylaws to add more details regarding board members whose election to the board could represent a potential conflict of interest for the company. Based on the disclosed information regarding this item, the proposed modification will not have a negative impact on shareholder value. Therefore, we support this request.

	2	Amend Article 47 and 49 Re: Board Comittees’ Duties		For	Against		Mgmt
Details of other business items not disclosed.

03/31/04 - A	BRASKEM S A (formerly COPENE-PETROQUIMICA DO NORDESTE SA CPN		P18533110			None		53,678,731
Ordinary Business
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Allocation of Income		For	For		Mgmt
	3	Elect Directors		For	For		Mgmt
	4	Elect Supervisory Board		For	For		Mgmt
Special Business
	5	Approve Aggregate Remuneration of Directors		For	For		Mgmt
	6	Approve Nomination of Firm to Perform Assets Appraisal of Copene Monomeros Especiais SA		For	For		Mgmt
	7	Approve Legal Documents Regarding Incorporation of Copene Monomeros by Braskem		For	For		Mgmt
	8	Approve Merger by Absorption of Copene Monomeros		For	For		Mgmt

19

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/03/04 - A	CATHAY FINANCIAL HOLDING COMPANY		Y11654103			04/02/04		6,299,493
	1.1	Receive Report on Business Operation Results for Fiscal Year 2003		None	None		Mgmt
	1.2	Receive Supervisors’ Report		None	None		Mgmt
	2.1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2.2	Approve Allocation of Income and Dividends		For	For		Mgmt
	3.1	Amend Nomination Procedures for the Board		For	For		Mgmt

The proposal seeks to amend the nomination procedures for the board. Cathay Financial failed to specify details of the amendments. However, the company did provide the whole set of the new nomination procedures for the board. As the new proceedures are not contentious, it is recommended that shareholders support this item.

	3.2	Amend Articles of Association		For	For		Mgmt

The proposal seeks to delete the phrase in the company’s Article of Association allowing the company to enter into external guarantee services. This change is only to comply with technical legislation and there is no reason to refuse this request.

	4	Elect Directors and Supervisors		For	For		Mgmt
	5	Other Business		None	None		Mgmt

04/29/04 - A	Cemex S.A.		P22561321			None		681,367
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Allocation of Income; Set Aggregate Nominal Amount of Share Repurchase Reserve		For	For		Mgmt
	3	Authorize Capitalization of Reserves		For	For		Mgmt
	4	Elect Directors and Supervisory Board		For	For		Mgmt
	5	Approve Remuneration of Directors and Supervisory Board		For	For		Mgmt
	6	Designate Shareholder Representative(s) of Minutes of Meeting		For	For		Mgmt

04/29/04 - A	Cemex S.A.		151290889			03/29/04		69,746
Meeting for Holders of ADRs
1

PRESENTATION, DISCUSSION AND, IF APPLICABLE, APPROVAL OF THE REPORT BY THE BOARD OF DIRECTORS, INCLUDING THE FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2003 AS REQUIRED BY THE MEXICAN CORPORATION LAW.

				For	For		Mgmt

20

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	2	PROPOSAL FOR THE ALLOCATION OF PROFITS AND THE MAXIMUM AMOUNT OF FUNDS TO BE USED FOR THE PURCHASE OF COMPANY SHARES.		For	For		Mgmt
	3	PROPOSAL TO INCREASE THE CAPITAL STOCK OF THE COMPANY IN ITS VARIBLE PORTION THROUGH CAPITALIZATION CHARGED AGAINST RETAINED EARNINGS, SUBMITTED FOR CONSIDERATION OF THE SHAREHOLDERS AT THE MEETING.		For	For		Mgmt

This item seeks to index the value of the company’s capital through incorporation of reserves. This is a routine accounting procedure utilized by Mexican companies to adjust stated capital to reflect inflation.

	4	ELECT DIRECTORS AND SUPERVISORY BOARD		For	For		Mgmt
	5	COMPENSATION OF DIRECTORS AND STATUTORY AUDITORS, ACCORDING TO THE PROPOSAL OF SHAREHOLDERS SUBMITTED FOR CONSIDERATION AT THE MEETING.		For	For		Mgmt
	6	APPOINTMENT OF DELEGATES TO FORMALIZE THE RESOLUTIONS ADOPTED AT THE MEETING.		For	For		Mgmt

04/30/04 - A	Cemig, Companhia Energetica De Minas Gerais		P2577R110			None		201,200,000
Preferred Shareholders May Vote on Item 4 of Agenda
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Allocation of Income		For	For		Mgmt
	3	Approve Payment of Dividends and Interest on Capital of BRL 320.5 Million		For	For		Mgmt
	4	Elect Supervisory Board Members and Alternates; Fix Their Remuneration		For	For		Mgmt
	5	Approve Remuneration of Directors		For	For		Mgmt
	6	Grant Executive Officer Board Authorization to Exercise Duties Regulated Under Article 17 of Bylaws, Pending Decision of ANEEL		For	For		Mgmt

Under this item, the board asks shareholders to grant authority to the members of the executive board to carry out legal agreements regulated by both the Brazilian Electric Regulatory Agency (ANEEL) and the company’s bylaws (Art. 17). These agreements deal with the company’s operations including the acquisition, sale, distribution, and use of transmission systems (CUST, CUSD, CCT, CCD), investment projects, and financing projects. This is a non-contentious request.

21

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

Shareholder Proposal by Majority Shareholder
	7	Amend Contract Agreement Between State of Minas Gerais and Company Re: ‘Contrato de Cessao de Credito da Conta de Resultados a Compensar’; Approve New Dividend Policy		None	Against		ShrHoldr
There was not enough information available to make an informed voting decision.

10/23/03 - S	Cesky Telecom AS (SPT Telecom A.S.)		X84547110			10/21/03		259,994
	1	Open Meeting		None	None		Mgmt
	2	Adopt Meeting Rules/Elect Chairman of Meeting/Designate Inspector of Minutes of Meeting		For	For		Mgmt
Shareholder Proposal (Telsource N.V.)
	3	Amend Articles Re: Authorize General Meeting to Disclose Information Regarding Company to Shareholder in Connection with Sale of Shareholders’ Stake		Against	Against		ShrHoldr

The version proposed under Item 3.1 better defines the role of the general meeting, specifically pointing out that the information disclosed would be used in connection with the conducting of due diligence. Because the content of the proposal under Item 3.1 is superior to that under Item 3 in terms of clarity and protection of shareholder value, a vote against Item 3 is recommended.

Counter Proposal to Item 3
	3.1	Amend Articles Re: Authorize General Meeting to Decide Upon the Conducting of Due Diligence in Connection with Sale of Shareholders’ Stake		For	For		ShrHoldr

22

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

Shareholder Proposal (Telsource N.V.)
	4	Approve Disclosure of Information Regarding Cesky Telecom to Telsource N.V. to Facilitate Sale of Telsource’s 27-Percent Stake in Cesky Telecom		Against	Against		ShrHoldr
Because the content of the proposals under Items 4.1-4.4 is superior to that under Item 4 in terms of clarity and protection of shareholder value, a vote against Item 4 is recommended.
Counter Proposals to Item 4
	4.1	Authorize Telsource N.V. and Appointed Financial Institutions to Perform Due Diligence Concerning Cesky Telecom, Subject to Certain Conditions		For	For		ShrHoldr
	4.2	Instruct Board to Prepare Information Memorandum on Status of Cesky Telecom to Facilitate Sale of Shareholder’s Stake		For	For		ShrHoldr
	4.3	Instruct Board to Ensure Participation of Key Managers in Presentation of Information Memorandum to Investors and Security Dealers		For	For		ShrHoldr
	4.4	Make Approval of Items 4.1-4.3 Subject to Agreement by Telsource N.V. to Reimburse Cesky Telecom for Any and All Reasonable Costs Incurred in Connection with Sale of Telsource’s Stake		For	For		ShrHoldr
Shareholder Proposals (National Property Fund)
	5	Remove Existing Supervisory Board		None	Against		ShrHoldr

Items 5-7. These items have been proposed by the company’s largest shareholder, Czech National Property Fund. The fund controls 51.1 percent of the share capital. The resolutions ask to remove members of the supervisory board, except those members elected by employees (Item 5), elect members of the supervisory board (Item 6), and approve an agreement for the supervisory board members (Item 7). The underlying rationale for the removal and election of board members has not been provided. Any details about the proposed board contracts are also absent. Because the shareholder failed to provide any details of the resolutions, a vote against Items 5-7 is recommended.

	6	Elect Shareholder Nominees to the Supervisory Board		None	Against		ShrHoldr
	7	Approve Contracts of Supervisory Board Members		None	Against		ShrHoldr
	8	Close Meeting		None	None		Mgmt

23

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/24/04 - A	Cesky Telecom AS (SPT Telecom A.S.)		X1168W109			06/22/04		170,227
	1	Open Meeting		None	None		Mgmt
	2	Elect Chairman and Other Meeting Officials; Approve Procedural Rules		For	For		Mgmt
	3	Receive Financial Statements and Statutory Reports		None	None		Mgmt
	4	Receive Supervisory Board Report		None	None		Mgmt
	5	Approve Financial Statements and Statutory Reports		For	For		Mgmt
	6	Approve Allocation of Income and Covering of Losses		For	For		Mgmt
	7	Amend Articles		For	For		Mgmt
	8	Approve Resignation of Supervisory Board Except for Members Elected by Company Employees		For	For		Mgmt
	9	Elect Supervisory Board		For	For		Mgmt
	10	Amend Articles Re: Remuneration of Board of Directors		For	Against		Mgmt
There was not enough information available to make an informed voting decision.
	11	Amend Articles Re: Remuneration of Supervisory Board		For	Against		Mgmt
There was not enough information available to make an informed voting decision.
	12	Approve Remuneration of Board of Directors and Supervisory Board		For	For		Mgmt
	13	Approve Discharge of Supervisory Board		For	For		Mgmt
	14	Close Meeting		None	None		Mgmt

06/17/04 - A	Cez A.S.		X2337V121			06/11/04		325,283
	1	Open Meeting, Elect Chairman, Acknowledge Proper Convening of Meeting		For	For		Mgmt
	2	Amend Articles of Association		For	Against		Mgmt
There was not enough information available to make an informed voting decision.
	3	Receive Financial Statements and Statutory Reports		None	None		Mgmt
	4	Approve Plan for Company’s Business Activities		For	Against		Mgmt
There was not enough information available to make an informed voting decision.

24

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	5	Approve Company’s Investment Plan		For	Against		Mgmt
There was not enough information available to make an informed voting decision.
	6	Receive Supervisory Board Report		None	None		Mgmt
	7	Approve Financial Statements and Statutory Reports		For	For		Mgmt
	8	Approve Allocation of Income and Dividends		For	For		Mgmt
	9	Approve Corporate Donations		For	Against		Mgmt
There was not enough information available to make an informed voting decision.
	10	Elect Supervisory Board		For	For		Mgmt
	11	Amend Stock Option Plan		For	Against		Mgmt
There was not enough information available to make an informed voting decision.
	12	Approve Discharge of Supervisory Board		For	For		Mgmt
	13	Close Meeting		None	None		Mgmt

06/11/04 - A	Chang Hwa Commercial Bank		Y1293J105			04/12/04		4
	1.1	Receive Report on 2003 Business Operation Results		None	None		Mgmt
	1.2	Receive Supervisors’ Report		None	None		Mgmt
	1.3	Receive Report on Issuance of GDR		None	None		Mgmt
	1.4	Receive Report on the Amendment of Board Meeting Procedures		None	None		Mgmt
	2.1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	3.1	Approve Allocation of Income and Dividends		For	For		Mgmt
	3.2	Approve New Rights Issue to Sponsor Depository Receipts Offering		For	For		Mgmt
	3.3	Approve Upgrading of Kunshan Representative Office		For	For		Mgmt
	3.4	Amend Articles of Association		For	For		Mgmt
	4	Amend Procedures Governing Financial Derivative Transactions		For	Against		Mgmt
There was not enough information available to make an informed voting decision.
	5	Other Business		None	None		Mgmt

07/31/03 - A	Check Point Software Technologies Inc *CHKP*		M22465104			06/23/03		176,813
	1	Elect Gil Shwed, Marius Nacht, David Rubner, Alex Serge Vieux, and Dr. Tal Shavit as Directors		For	For		Mgmt
	2	Elect Irwin Federman and Ray Rothrock as External Directors		For	For		Mgmt

25

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	3	Authorization for Chairman of the Board to Serve as Chairman of the Board and Cheif Executive Officer		For	For		Mgmt

Under Israeli Companies Law, the Chairman of the Board may not serve as Chief Executive Officer of the company without approval of shareholders. In July 2000, Shwed was authorized by shareholders to serve as both Chairman of the Board and Chief Executive Officer for three years. This is a routine proposal in Israel.

	4	Accept Financial Statements for the Year Ended December 31, 2002		For	For		Mgmt
	5	Approve Kost Forer & Gabbay as Auditors and Authorize Board to Fix Their Remuneration		For	For		Mgmt
	6	Approve Options to Purchase Two Million Shares to Gil Shwed, Director and Officer, and One Million Shares to Marius Nacht, Director and Officer		For	Against		Mgmt
Due to the excessive level of dilution up to 29.66 percent, and other unfavorable terms of the plan, it is recommended that shareholders vote against this item.

04/05/04 - A	China Development Financial Holding Corp.		Y1460P108			02/05/04		9,175,388
	1.1	Receive Report on 2003 Business Operation Results		None	None		Mgmt
	1.2	Receive Supervisors’ Report		None	None		Mgmt
	1.3	Receive Report on the Issuance of Overseas Convertible Debentures		None	None		Mgmt
	2.1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2.2	Ratify 2003 Net Loss		For	For		Mgmt
	3.1	Approve Cancellation of Rules and Procedures Regarding Endorsement and Guarantee		For	For		Mgmt
	3.2	Amend Articles of Association		For	For		Mgmt

According to the Ministry of Finance, financial holding companies are temporarily banned from issuing endorsement or guarantee to third persons. Item 3.2 also seeks to amend the company’s articles of association to reflect this ban regarding endorsements and guarantees. The temporary mandate imposed by the government was meant to protect and secure the overall financial health of financial holding companies. The company is proposing these items to comply with the aforementioned government directive.

	4	Elect Directors and Supervisors		For	For		Mgmt

26

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	5	Other Business		None	None		Mgmt

04/21/04 - A	China International Marine Containers Group		Y1457J107			04/09/04		188,500
	1	Accept Directors’ Report		For	For		Mgmt
	2	Accept Annual Report		For	For		Mgmt
	3	Accept Report of Supervisory Committee		For	For		Mgmt
	4	Provide Credit Guarantee for the Short-term Loan of the Company’s Subsidiary		For	Against		Mgmt
There was not enough information available to make an informed voting decision.
	5	Approve Allocation of Income and Cash Dividend of RMB 3.80 per 10 Shares and Bonus Issue of Six per 10 Shares		For	For		Mgmt
	6	Elect Directors		For	For		Mgmt
	7	Approve Directors’ Remuneration		For	For		Mgmt
	8	Elect Supervisors		For	For		Mgmt
	9	Amend Articles of Association		For	Against		Mgmt
There was not enough information available to make an informed voting decision.
	10	Amend Rules and Procedures of Shareholders Meeting		For	For		Mgmt
	11	Approve Auditors		For	For		Mgmt

06/18/04 - A	CHINA LIFE INSURANCE CO		Y1477R204			05/17/04		580,200
Meeting for Holders of ADRs
	1	TO REVIEW AND APPROVE THE REPORT OF THE BOARD OF DIRECTORS OF THE COMPANY FOR THE YEAR 2003.		For	For		Mgmt
	2	TO REVIEW AND APPROVE THE REPORT OF THE SUPERVISORY COMMITTEE OF THE COMPANY FOR THE YEAR 2003.		For	For		Mgmt
	3	TO REVIEW AND APPROVE THE AUDITED FINANCIAL STATEMENTS AND THE AUDITORS REPORT FOR THE YEAR ENDED DECEMBER 31, 2003.		For	For		Mgmt
	4	Ratify Auditors		For	For		Mgmt
	5	TO APPOINT MR. DANIEL JOSEPH KUNESH, NOMINATED BY THE BOARD OF DIRECTORS, AS AN ADDITIONAL INDEPENDENT NON-EXECUTIVE DIRECTOR.		For	For		Mgmt

27

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	6	TO APPOINT MR. SUN SHUYI, NOMINATED BY THE BOARD OF DIRECTORS, AS AN ADDITIONAL INDEPENDENT NON-EXECUTIVE DIRECTOR.		For	For		Mgmt
	7	TO APPOINT MR. CAI RANG, NOMINATED BY THE BOARD OF DIRECTORS, AS AN ADDITIONAL INDEPENDENT NON-EXECUTIVE DIRECTOR.		For	For		Mgmt
	8	TO APPOINT MR. FAN YINGJUN, NOMINATED BY THE BOARD OF DIRECTORS, AS AN ADDITIONAL INDEPENDENT NON-EXECUTIVE DIRECTOR.		For	For		Mgmt
	9	TO APPOINT MR. REN HONGBIN, NOMINATED BY THE SUPERVISORY COMMITTEE, AS AN ADDITIONAL MEMBER OF THE SUPERVISORY COMMITTEE.		For	For		Mgmt
	10	TO APPOINT MR. TIAN HUI, NOMINATED BY THE SUPERVISORY COMMITTEE, AS AN ADDITIONAL MEMBER OF THE SUPERVISORY COMMITTEE.		For	For		Mgmt
	11	TO AMEND THE ARTICLES OF ASSOCIATION OF THE COMPANY.		For	For		Mgmt
	12	TO GIVE A GENERAL MANDATE TO THE BOARD OF DIRECTORS TO ISSUE, ALLOT AND DEAL WITH ADDITIONAL DOMESTIC SHARES AND OVERSEAS LISTED FOREIGN SHARES OF THE COMPANY.		For	Against		Mgmt

10/17/03 - S	China Merchants Holdings (International) Ltd.		Y1489Q103			None		269,400
	1	Approve Acquisition of Shekou Land		For	For		Mgmt

The company, through its subsidiary Fasco Ltd. (Fasco), seeks shareholder approval for the proposed acquisition of Shekou Land for the purpose of undertaking the SCT3 Project in the People’s Republic of China. The acquisition was deemed as fair as it was examined by Kingsway Capital Ltd., an independent financial evaluator, as it would create strong business competitiveness as a result of the new project’s proximity and eventual synergy to the company’s existing berths. It is recommended that shareholders support this request.

28

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	2	Approve Acquisition of Zhangzhou Joint Venture Company		For	For		Mgmt

On Sept. 11, 2003, the company’s wholly-owned subsidiary entered into a sale and purchase agreement to acquire an additional 11 percent interest in a joint venture company - Zhangzhou China Merchants Port Co. Ltd. (JV Company). The subsidiary, Zhangzhou Terminal Holdings Ltd. (ZTH), shall acquire the additional interest in the JV Company from its joint venture partner Zhangzhou Development Zone China Merchants Port Business Co. Ltd. (JV Partner), for approximately HK$75.5 million ($9.7 million). Because increased ownership would also result to higher management presence and greater control over the joint venture, and because the acquisition is in line with the group’s core activities, it is recommended that shareholders support this item.

	3	Approve Sale of 17.32 Percent Interest in China Merchants Shekou Hldgs. Co., Ltd.		For	For		Mgmt

Fatten Investments Ltd. (FIL), a wholly-owned subsidiary of the company, entered into an agreement with Orient Holdings Co. Ltd. (OHCL) for the proposed divestment of the group’s 17.32 percent interest in China Merchants Shekou Holdings Co. Ltd. (CMSH). The consideration for the purchase of the CMSH interest shall be HK$494.9 million ($63.4 million), which shall be effected through transferring of the entire share capital, as well as shareholder loans, of three indirect wholly-owned subsidiaries of the company to OHCL. The three subsidiaries are Full Space Investments Ltd., Foxtrot International Ltd. and Orienture Investments Ltd. As with Items 1 and 2, this transaction constitutes connected transactions under Hong Kong Listing Rules as OHCL, Hostop and ZTH are indirect subsidiaries of China Merchants Group Ltd, the ultimate holding company of CMHL. There is no reason to object to this resolution.

06/08/04 - A	China Merchants Holdings (International) Ltd.		Y1489Q103			06/01/04		677,600
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Final Dividend of HK$0.29 Per Share		For	For		Mgmt
	3a	Reelect Zhao Huxiang as Director		For	For		Mgmt
	3b	Reelect Li Yinquan as Director		For	For		Mgmt
	3c	Reelect Meng Xi as Director		For	For		Mgmt
	3d	Reelect Zhou Qifang as Director		For	For		Mgmt
	3e	Authorize Board to Fix Their Remuneration		For	For		Mgmt
	4	Reappoint Auditors and Authorize Board to Fix Their Remuneration		For	For		Mgmt

29

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	5a	Approve Issuance of Equity or Equity-Linked Securities without Preemptive Rights		For	Against		Mgmt

This resolution is a standard request in Hong Kong for board authority to issue new shares representing up to 10 percent of current outstanding share capital, other than as a rights issue. The directors would have total discretion on the issuance of these shares. The authority would lapse after one year or at the next meeting of shareholders. Because the company has not provided specific language and terms that there will be (1) adequate restrictions on discounts and (2) no authority to refresh the share issuance amounts without prior shareholder approval, it is recommended that shareholders oppose this request.

	5b	Approve Repurchase of Up to Ten Percent of Issued Capital		For	For		Mgmt

This resolution would extend for one year the board’s authority to repurchase company shares at their discretion. This authority is limited to 10 percent of the outstanding share capital of the company on the date the resolution is passed. This authority operates under strict regulatory guidelines of the SEHK. This is a routine repurchase proposal.

	5c	Authorize Reissuance of Repurchased Shares		For	For		Mgmt

This resolution authorizes the board to reissue any shares repurchased under the general mandate to repurchase shares approved above, without limiting the general mandate to issue shares also approved above. This authority would also be limited to the maximum 10 percent allowed to be repurchased. This request is being made to renew the authority, as the authority to reissue repurchased shares expired with the convening of this meeting. This is a routine request.

	6	Amend Articles Re: Voting at General Meetings, Material Interest of Directors in Contracts Entered into by the Company and Technical Definitions		For	For		Mgmt

This item seeks to amend certain provisions in the articles of association in light of recent changes to applicable laws namely the Companies (Amendment) Ordinance and the Listing Rules. These amendments are proposed in order to update the provisions of the articles in line with revisions made to applicable rules and regulations. In view of this, it is recommended that shareholders vote in favor of this resolution.

30

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/16/04 - A	China Mobile (Hong Kong) Limited		Y14965100			None		4,404,100
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Final Dividend of HK$0.20 Per Share		For	For		Mgmt
	3	Elect Directors		For	For		Mgmt
	4	Reappoint Auditors and Authorize Board to Fix Their Remuneration		For	For		Mgmt
	5	Approve Remuneration of HK$180,000 for Each Director		For	For		Mgmt
	6	Approve Repurchase of Up to 10 Percent of Issued Capital		For	For		Mgmt

This resolution would extend for one year the board’s authority to repurchase company shares at their discretion. This authority is limited to 10 percent of the outstanding share capital of the company on the date the resolution is passed. This authority operates under strict regulatory guidelines of the SEHK. This is a routine repurchase proposal.

	7	Approve Issuance of Equity or Equity-Linked Securities without Preemptive Rights		For	Against		Mgmt

This resolution is a standard request in Hong Kong for board authority to issue new shares representing up to 10 percent of current outstanding share capital, other than as a rights issue. The directors would have total discretion on the issuance of these shares. The authority would lapse after one year or at the next meeting of shareholders. Because the company has not provided specific language and terms that there will be (1) adequate restrictions on discounts and (2) no authority to refresh the share issuance amounts without prior shareholder approval, it is recommended that shareholders oppose this request.

	8	Authorize Reissuance of Repurchased Shares		For	For		Mgmt

This resolution authorizes the board to reissue any shares repurchased under the general mandate to repurchase shares approved above, without limiting the general mandate to issue shares also approved above. This authority would also be limited to the maximum 10 percent allowed to be repurchased. This request is being made to renew the authority, as the authority to reissue repurchased shares expired with the convening of this meeting. This is a routine request.

31

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	9	Amend Articles Re: Voting at General Meetings, Retirement of Directors, Nomination of Directors, Material Interest of Directors in Contracts Entered into by the Company		For	For		Mgmt

This item seeks to amend certain provisions in the articles of association in light of recent changes to applicable laws namely the Companies (Amendment) Ordinance and the Listing Rules. These amendments are proposed in order to update the provisions of the articles in line with revisions made to applicable rules and regulations. In view of this, it is recommended that shareholders vote in favor of this resolution.

06/16/04 - S	China Mobile (Hong Kong) Limited		Y14965100			None		1,655,050
	1	Approve Sale and Purchase Agreement Between China Mobile (Hong Kong) Ltd., China Mobile Hong Kong (BVI) Ltd. and China Mobile Communications Corp.		For	For		Mgmt

This items concerns the sale and purchase agreement between China Mobile (Hong Kong) Ltd. (CMHK, or the company), China Mobile Hong Kong (BVI) Ltd. (CMBVI), and China Mobile Communications Corp. (CMCC), wherein shareholders are asked to approve the acquisition by the company of the entire share capital of each of the target companies — namely, Neimenggu Mobile (BVI) Ltd., Jilin Mobile (BVI) Ltd., Heilongjiang Mobile (BVI) Ltd., Guizhou Mobile (BVI) Ltd., Yunnan Mobile (BVI) Ltd., Xizang Mobile (BVI) Ltd., Gansu Mobile (BVI) Ltd., Qinghai Mobile (BVI) Ltd., Ningxia Mobile (BVI) Ltd., Xinjiang Mobile (BVI) Ltd., Zhingjing Design Institute (BVI) Ltd., and China Mobile Communication (BVI) Ltd. The Company estimates that the target companies will require an aggregate of approximately $2.96 billion for capital expenditures from 2004 through to the end of 2006, primarily for the development and expansion of their networks, the appropriate deployment of support systems, and the development of new technologies and new businesses. Such operating costs will be funded by cash flows generated from the revenues of the combined group upon completion of the acquisition. It is of the opinion that the acquisition of the target groups would be beneficial to the company and its investors as a whole. The integration of the company with that of the target companies is in line with the group’s strategy to further capitalize on the growth potential of China’s telecommunication industry. If the acquisition pushes through, the company would be able to position itself as the market leader in the industry through the consolidation of an integrated business that provides a continuous network service coverage throughout China. This would allow the company to further develop and execute a centralized strategy that would provide better services to consumers.

32

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/24/04 - A	CHINA MOTOR CO LTD		Y1499J107			04/23/04		365,000
	1.1	Receive Report on Business Operation Results of FY 2003		None	None		Mgmt
	1.2	Receive Supervisors’ Report		None	None		Mgmt
	1.3	Receive Report on the Issuance of Unsecured Corporate Bonds		None	None		Mgmt
	1.4	Receive Report on Endorsement Guaranty to Third Party		None	None		Mgmt
	2.1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2.2	Approve Allocation of Income and Dividends		For	For		Mgmt
	3	Amend Articles of Association		For	Against		Mgmt
There was not enough information available to make an informed voting decision.
	4	Elect Directors and Supervisors		For	For		Mgmt
	5	Other Business		None	None		Mgmt

10/15/03 - S	China Petroleum & Chemical Corp.		Y15010104			09/15/03		4,181,000
	1	Authorize Issuance of 03 Sinopec Bonds Amounting to Approximately RMB3.5 Billion		For	For		Mgmt

Items 1-2. These items concern the company’s proposed bond issuance. Item 1 seeks approval for the issuance of domestic corporate bonds in the principal amount of RMB3.5 billion ($422.3 million). Item 2 then seeks board authority to execute the issuance of the domestic corporate bonds. Because the company is not highly leveraged at this point and because the interest of the proposed domestic corporate bonds is low compared to other financing alternatives and because the intended use of the proceeds is reasonable, this issuance is in shareholders’ interest and therefore merits shareholders support.

33

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	2	Authorize Board to Deal with All Matters in Connection with the Bond Issuance		For	For		Mgmt

12/18/03 - S	China Petroleum & Chemical Corp.		Y15010104			11/17/03		3,259,000
	1	Approve Major Ongoing Connected Transactions		For	For		Mgmt

Item 1 seeks shareholder approval for major ongoing connected transactions comprising the Safety Production Insurance Fund (SPI Fund), Mutual Supply Agreement (MSA) and Community Services Agreement (CSA), entered into by China Petroleum & Chemical Corp. (the company) and its subsidiaries (the group) with China Petrochemical Corp. (China Petrochem). Approval of the major ongoing connected transactions appears to be reasonable in that the company together with China Petrochem have entered into similar agreements prior to the overseas listing of the company’s shares in 2000. It was noted that the SPI Fund was established in accordance with applicable regulations set by the Ministry of Finance. In addition, prices to be paid under the connected transactions are determined with reference to government or market prices, providing for a reasonable margin of six percent should there be no applicable reference price for the service or product. The margin was set after taking into consideration potential administrative expenses and the market profit rate required by comparable companies. Lastly, directors note that the arrangements covered by the MSA will be beneficial to the uninterrupted and effective operation of the company given the proximity between the company and China Petrochem and the scarcity of third party providers of comparable products and services. Given these, there is no reason to oppose the approval of the major ongoing connected transactions. A vote in favor of this resolution is recommended.

34

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	2	Approve Deminimus Ongoing Connected Transactions		For	For		Mgmt

This item seeks shareholder approval for major ongoing connected transactions comprising the Safety Production Insurance Fund (SPI Fund), Mutual Supply Agreement (MSA) and Community Services Agreement (CSA), entered into by China Petroleum & Chemical Corp. (the company) and its subsidiaries (the group) with China Petrochemical Corp. (China Petrochem). These agreements constitute connected transactions according to Hong Kong’s listing rules. As such, the consent of the company’s independent shareholders is being sought. Under Hong Kong listing rules, parties involved in the transaction who are substantial shareholders-in this case China Petrochem and its associates-will abstain from voting at this meeting. Approval of the major ongoing connected transactions appears to be reasonable in that the company together with China Petrochem have entered into similar agreements prior to the overseas listing of the company’s shares in 2000. It was noted that the SPI Fund was established in accordance with applicable regulations set by the Ministry of Finance. In addition, prices to be paid under the connected transactions are determined with reference to government or market prices, providing for a reasonable margin of six percent should there be no applicable reference price for the service or product. The margin was set after taking into consideration potential administrative expenses and the market profit rate required by comparable companies. Lastly, directors note that the arrangements covered by the MSA will be beneficial to the uninterrupted and effective operation of the company given the proximity between the company and China Petrochem and the scarcity of third party providers of comparable products and services. Given these, there is no reason to oppose the approval of the major ongoing connected transactions. A vote in favor of this resolution is recommended.

05/18/04 - A	China Petroleum & Chemical Corp.		Y15010104			04/19/04		4,345,000
Ordinary Business
	1	Accept Report of the Directors		For	For		Mgmt
	2	Accept Report of the Supervisory Committee		For	For		Mgmt
	3	Accept Financial Statements		For	For		Mgmt
	4	Approve 2003 Profit Appropriation Plan and Final Dividend		For	For		Mgmt
	5	Reappoint KPMG Huazhen and KPMG as the PRC and International Auditors Respectively and Authorize Board to Fix Their Remuneration		For	For		Mgmt

35

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

Special Business
	1	Approve Issuance of Equity or Equity-Linked Securities without Preemptive Rights		For	Against		Mgmt

This resolution is a standard request in Hong Kong for board authority to issue new shares representing up to 10 percent of current outstanding share capital, other than as a rights issue. The directors would have total discretion on the issuance of these shares. The authority would lapse after one year or at the next meeting of shareholders. Because the company has not provided specific language and terms that there will be (1) adequate restrictions on discounts and (2) no authority to refresh the share issuance amounts without prior shareholder approval, it is recommended that shareholders oppose this request.

	2	Amend Articles Re: External Guarantees, Voting at General Meetings, Nomination of Directors, Material Interest of Directors in Contracts Entered into by the Company		For	For		Mgmt

This item seeks to amend certain provisions in the articles of association in light of recent changes to applicable laws namely the Companies (Amendment) Ordinance and the Listing Rules. These amendments are proposed in order to update the provisions of the articles in line with revisions made to applicable rules and regulations. In view of this, it is recommended that shareholders vote in favor of this resolution.

03/09/04 - S	China Shipping Development Co.(Formerly Shanghai Hai Xing)		Y1503Y108			02/06/04		1,078,000
	1	Approve Agreement Between China Shipping Devt. Co. Ltd and China Shipping (Group) Co.		For	For		Mgmt

This resolution concerns the renewal of on-going connected transactions pertaining to the necessary supply of shipping materials and related services to be provided by the company to China Shipping (Group) Co. This request also pertains to the approval of a waiver concerning maximum transaction amounts of the agreement so as to give flexibilty to group in the occurrence of price fluctuations. As the request is in the group’s ordinary course of business, and that the terms are fair and reasonable so far as shareholders are concerned, there is no reason to oppose this request.

36

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/10/04 - A	China Shipping Development Co.(Formerly Shanghai Hai Xing)		Y1503Y108			05/10/04		323,400
	1	Accept Report of the Directors		For	For		Mgmt
	2	Accept Report of the Supervisory Committee		For	For		Mgmt
	3	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	4	Approve Profit Distribution Plan		For	For		Mgmt
	5	Approve Remuneration of Directors and Supervisors		For	For		Mgmt
	6	Reappoint Shanghai Zhonghua Huying CPA and Ernst & Young as Domestic and International Auditors Respectively and Authorize Board to Fix Their Remuneration		For	For		Mgmt
	7	Elect Sun Zhitang as Director		For	For		Mgmt
	8	Approve Establishment of Audit Committee		For	For		Mgmt
	9	Approve Establishment of Strategy Committee		For	For		Mgmt
	10	Amend Articles Re: Voting at General Meetings, Nomination of Directors, Material Interest of Directors in Contracts Entered into by the Company, Provision of Guarantee to Outside Parties		For	For		Mgmt

This item seeks to amend certain provisions in the articles of association in light of recent changes to applicable laws namely the Companies (Amendment) Ordinance and the Listing Rules. These amendments are proposed in order to update the provisions of the articles in line with revisions made to applicable rules and regulations. In view of this, it is recommended that shareholders vote in favor of this resolution.

06/17/04 - A	China Steel Corporation		Y15041109			04/16/04		2,743,889
	1.1	Receive Report on 2003 Business Operation Results		None	None		Mgmt
	1.2	Receive Supervisors’ Report		None	None		Mgmt
	1.3	Receive Report on Endorsements and Guarantees		None	None		Mgmt
	2.1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2.2	Approve Allocation of Income and Dividends		For	For		Mgmt
	2.3	Approve Capitalization of 2003 Dividends and Employee Profit Sharing		For	For		Mgmt

37

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	2.4	Amend Articles of Association		For	For		Mgmt
The proposal seeks to increase the employee profit sharing from 3 percent of the total distributable income to a range of 3-5 percent. This is a non-contentious request.
	2.5	Amend Rules and Procedures of Shareholders Meeting		For	For		Mgmt
	2.6	Amend Nomination Procedures for the Board		For	For		Mgmt
The proposal seeks to implement a cumulative voting system for the election of board members, where each shareholder is entitled to one vote per share times the number of directors to be elected.
	2.7	Amend Procedures Governing the Acquisition or Disposal of Assets		For	For		Mgmt
	2	Elect Directors		For	For		Mgmt
	2.8	Elect Directors and Supervisors		For
	3	Other Business		For	Against		Mgmt
Details of other business items not disclosed.

12/15/03 - S	CHINA TELECOM CORP LTD		Y1505D102			11/14/03		4,396,000
1

Approve Acquisition of the Entire Issued Capital of Anhui Telecom, Fujian Telecom, Jiangxi Telecom, Guangxi Telecom, Chongqing Telecom and Sichuan Telecom and Certain Network Management, Research and Development Facilities

				For	For		Mgmt

The acquisition was deemed as fair as it was examined by J.P. Morgan Securities (Asia Pacific) Ltd., an independent financial evaluator. The deal appears to be fair to shareholders in that the acquisition is expected to expand the group’s geographic coverage, enhance market position and competitiveness and increase subscriber base and profitability, among others.

	2	Approve Connected Transaction with a Related Party		For	For		Mgmt
	3	Amend Articles Re: Update Service Areas of the Company		For	For		Mgmt

05/03/04 - A	CHINA TELECOM CORP LTD		Y1505D102			04/02/04		2,615,400
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Final Dividend of HK$0.065 Per Share		For	For		Mgmt
	3	Approve Remuneration of Directors for the Year Ending Dec. 31, 2004		For	For		Mgmt

38

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	4	Reappoint KPMG as International Auditors and KPMG Huazhen as Domestic Auditors and Authorize Board to Fix Their Remuneration		For	For		Mgmt
	5	Approve Issuance of Equity or Equity-Linked Securities without Preemptive Rights		For	Against		Mgmt

This resolution is a standard request in Hong Kong for board authority to issue new shares representing up to 10 percent of current outstanding share capital, other than as a rights issue. The directors would have total discretion on the issuance of these shares. The authority would lapse after one year or at the next meeting of shareholders. Because the company has not provided specific language and terms that there will be (1) adequate restrictions on discounts and (2) no authority to refresh the share issuance amounts without prior shareholder approval, it is recommended that shareholders oppose this request.

	6	Approve Increase in Registered Capital		For	Against		Mgmt

This resolution is a standard request in Hong Kong for board authority to issue new shares representing up to 10 percent of current outstanding share capital, other than as a rights issue. The directors would have total discretion on the issuance of these shares. The authority would lapse after one year or at the next meeting of shareholders. Because the company has not provided specific language and terms that there will be (1) adequate restrictions on discounts and (2) no authority to refresh the share issuance amounts without prior shareholder approval, it is recommended that shareholders oppose this request.

06/09/04 - S	CHINA TELECOM CORP LTD		Y1505D102			05/07/04		871,800
	1	Approve Acquisition Agreement Between China Telecom Corp. Ltd. and China Telecommunications Corp.		For	For		Mgmt

This item seeks shareholder approval for the acquisition of the entire equity interest in each of Hubei Telecom Co. Ltd., Hunan Telecom Co. Ltd., Hainan Telecom Co. Ltd., Guizhou Telecom Co. Ltd., Yunnan Telecom Co. Ltd., Shaanxi Telecom Co. Ltd., Gansu Telecom Co. Ltd., Qinghai Telecom Co. Ltd., Ningxia Telecom Co. Ltd. and Xinjiang Telecom Co. Ltd. (collectively referred to as the Target Companies) from China Telecommunications Corp. (the Parent), China Telecom Corp. Ltd.’s (the Company) controlling shareholder. Acquisition is proposed as the Company wishes to strengthen its market position, develop its business and improve financial performance. Acquiring the Target Companies is expected to widen the geographic coverage of the company’s telecommunications operations, thereby allowing for better provision of long distance, managed data and other telecommunications services that require extensive geographic coverage. It is recommended that shareholders support this resolution.

39

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	2	Approve Prospective Connected Transaction with a Related Party		For	For		Mgmt
	3	Amend Articles Re: Service Areas of the Company		For	For		Mgmt

Item 3 concerns an amendment to the service areas of the company as written in the articles of association. The company proposes to update the service areas from 10 to 20 provinces by including the service areas of companies proposed to be acquired in Item 1.

	4	Amend Articles Re: Voting at General Meetings, Nomination of Directors		For	For		Mgmt

Amendments seek to clarify voting restrictions for parties required by the Listing Rules to abstain from voting on resolutions at general meetings, and specifies the lodgment period for the nomination of directors by shareholders. The lodgment period to nominate a director is for a minimum of seven days, commencing no earlier than the day after dispatch of the meeting notice and ending no later than seven days prior to the meeting date. Request will allow the company to update provisions in the articles of association in line with amendments made to applicable rules. There is no reason to refuse this request.

08/20/03 - S	China Trust Financial Holdings Company Ltd.		Y15093100			07/21/03		2,057,638
	1.1	Receive Report on Issuance of 2003 Corporate Bonds		None	None		Mgmt
	2.1	Approve Equity Swap to Acquire Grand Commercial Bank		For	For		Mgmt

Chinatrust Financial Holdings (Chinatrust) , will acquire 100 percent equity of Grand Commercial Bank (Grand Commercial) through equity swap. Common Share: NTD6.325 ($0.168) divided by 30-day average price of Chinatrust. Preferred Share: 0.633. There is no reason to object to the voting item since the proposal is in line with the long term strategic plan of the company as a financial holding company.

40

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	2.2	Amend Articles of Association		For	For		Mgmt
The amendments will set the rules and guidelines for issuing preferred B shares and to set NTD0.0575 ($0.0017) as preferred dividends for the said shares. This is a legitimate request.
	3.1	Other Business		None	None		Mgmt

06/11/04 - A	China Trust Financial Holdings Company Ltd.		Y15093100			04/12/04		4,311,748
	1.1	Receive Report on 2003 Business Operation Results		None	None		Mgmt
	1.2	Receive Supervisors’ Report		None	None		Mgmt
	1.3	Receive Report on Execution of Treasury Stocks		None	None		Mgmt
	1.4	Receive Report on Execution of Unsecured Subordinate Corporate Bonds		None	None		Mgmt
	2.1	Accept the Revision of Plan for Utilization of 2002 Euro Convertible Bonds Funds		For	Against		Mgmt
There was not enough information available to make an informed voting decision.
	2.2	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2.3	Approve Allocation of Income and Dividends		For	For		Mgmt
	3.1	Amend Operating Procedures for the Loan of Funds and Guarantees to Other Parties		For	For		Mgmt
	3.2	Approve Capitalization of Capital Reserve		For	For		Mgmt
	3.3	Amend Articles of Association		For	For		Mgmt

The first amendment is pursuant to the ruling of the Ministry of Finance that China Trust may not provide guarantee services to other companies. The next two amendments are to update the company’s Articles of Association as it no longer has Class B Preferred Shares on issue. The last amendment will ensure that China Trust complies will all prevailing corporate laws in Taiwan. Given that the amendments proposed are non-contentious and aimed at updating China Trust’s articles of association, there is no reason to refuse this request.

	4	Other Business		None	None		Mgmt

41

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/25/04 - A	CHUNGHWA TELECOM		Y1613J108			05/17/04		2,098,000
Meeting for Holders of ADRs
	1	THE COMPANY S OPERATION REPORTS FOR 2003		For	None		Mgmt
	2	THE SUPERVISORS AUDIT REPORTS ON THE COMPANY S FINANCIAL STATEMENTS FOR 2003		For	None		Mgmt
	3	THE COMPANY S FINANCIAL STATEMENTS FOR 2002 APPROVED BY THE MINISTRY OF AUDIT OF THE REPUBLIC OF CHINA		For	None		Mgmt
	4	THE ENACTMENT OF THE COMPANY S RULES OF PROCEDURE FOR BOARD MEETINGS		For	None		Mgmt
	5	THE COMPANY S FINANCIAL STATEMENTS FOR 2003		For	For		Mgmt
	6	THE COMPANY S DISTRIBUTION OF EARNINGS FOR 2003		For	For		Mgmt
	7	THE COMPANY S DRAFT PROCESS FOR ACQUISITION AND DISPOSAL OF ASSETS		For	For		Mgmt
	8	AMENDMENT OF ARTICLES 2 AND 22 OF THE COMPANY S ARTICLES OF INCORPORATION		For	For		Mgmt
	9	AMENDMENT OF THE COMPANY S PROCESS FOR ENDORSEMENTS AND GUARANTEES		For	For		Mgmt
	10	AMENDMENT OF THE COMPANY S RULES OF PROCEDURE FOR SHAREHOLDERS MEETINGS		For	For		Mgmt
	11	THE ELECTION OF THE COMPANY S DIRECTORS AND SUPERVISORS		For	For		Mgmt
	12	THE ELECTION OF THE COMPANY S 4TH-TERM DIRECTORS AND SUPERVISORS (INCLUDING 15 DIRECTORS AND 4 SUPERVISORS)		For	For		Mgmt
	13	EXTEMPORARY MOTIONS		For	None		Mgmt

04/28/04 - S	Citic Int’l Financial Hldgs (formerly CITIC Ka Wah)		Y1636Y108			None		976,600
	1	Approve Acquisition Agreement		For	For		Mgmt

05/20/04 - A	Citic Int’l Financial Hldgs (formerly CITIC Ka Wah)		Y1636Y108			05/14/04		200
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Final Dividend of HK$0.063 Per Share		For	For		Mgmt

42

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	3a1	Reelect Kong Dan as Director		For	For		Mgmt
	3a2	Reelect Chang Zhenming as Director		For	For		Mgmt
	3a3	Reelect Chan Hui Dor Lam Doreen as Director		For	For		Mgmt
	3a4	Reelect Dou Jianzhong as Director		For	For		Mgmt
	3a5	Reelect Fan Sheung Tak Stephen as Director		For	For		Mgmt
	3a6	Reelect Ju Weimin as Director		For	For		Mgmt
	3a7	Reelect Kong Siu Chee Kenneth as Director		For	For		Mgmt
	3a8	Reelect Lam Kwong Siu as Director		For	For		Mgmt
	3a9	Reelect Liu Jifu as Director		For	For		Mgmt
	3a10	Reelect Lo Wing Yat Kelvin as Director		For	For		Mgmt
	3a11	Reelect Wang Dongming as Director		For	For		Mgmt
	3a12	Reelect Yang Chao as Director		For	For		Mgmt
	3a13	Reelect Zhang Enzhao as Director		For	For		Mgmt
	3a14	Reelect Zhao Shengbiao as Director		For	For		Mgmt
	3b	Authorize Board to Fix Directors’ Remuneration		For	For		Mgmt
	4	Reappoint KPMG as Auditors and Authorize Board to Fix Their Remuneration		For	For		Mgmt
	5	Approve Issuance of Equity or Equity-Linked Securities without Preemptive Rights		For	Against		Mgmt

This resolution is a standard request in Hong Kong for board authority to issue new shares representing up to 10 percent of current outstanding share capital, other than as a rights issue. The directors would have total discretion on the issuance of these shares. The authority would lapse after one year or at the next meeting of shareholders. Because the company has not provided specific language and terms that there will be (1) adequate restrictions on discounts and (2) no authority to refresh the share issuance amounts without prior shareholder approval, it is recommended that shareholders oppose this request.

	6	Approve Repurchase of Up to 10 Percent of Issued Capital		For	For		Mgmt

This resolution would extend for one year the board’s authority to repurchase company shares at their discretion. This authority is limited to 10 percent of the outstanding share capital of the company on the date the resolution is passed. This authority operates under strict regulatory guidelines of the SEHK. This is a routine repurchase proposal.

43

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	7	Authorize Reissuance of Repurchased Shares		For	For		Mgmt

This resolution authorizes the board to reissue any shares repurchased under the general mandate to repurchase shares approved above, without limiting the general mandate to issue shares also approved above. This authority would also be limited to the maximum 10 percent allowed to be repurchased. This request is being made to renew the authority, as the authority to reissue repurchased shares expired with the convening of this meeting. This is a routine request.

05/20/04 - S	Citic Int’l Financial Hldgs (formerly CITIC Ka Wah)		Y1636Y108			None		394,200
Special Business
	1	Amend Articles Re: Voting at General Meetings, Nomination of Directors, Material Interest of Directors in Contracts Entered into by the Company		For	For		Mgmt
This item seeks to amend certain provisions in the company’s bylaws in light of recent changes to the Listing Rules. These are non-contentious changes that warrant shareholder support.

02/27/04 - A	CJ Corp. (Formerly Cheil Jedang Corp.)		Y12981109			12/31/03		32,290
	1	Approve Appropriation of Income and Dividends of KRW 1750 Per Ordinary Share		For	For		Mgmt
	2	Amend Articles of Incorporation		For	For		Mgmt

The first amendment would allow the company to expand its business objectives by adding the production, sale, import and export of health foods; and the education service business. The second amendment would add provisions to the articles allowing for payment of quarterly dividends, should the board choose to do so. A number of Korean companies are adding similar language to their articles this year. This is a routine change.

	3	Elect Directors		For	For		Mgmt
	4	Elect Members of Audit Committee		For	For		Mgmt
	5	Approve Limit on Remuneration of Directors		For	For		Mgmt

44

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

03/16/04 - S	CNOOC LTD		Y1662W109			None		371,300
	1	Approve Subdivision of Every Issued and Unissued Share of HK$0.10 Each Into Five Shares of HK$0.02 Each		For	For		Mgmt

The board seeks approval to split each share of HK$0.10 ($0.01) each in CNOOC Ltd. (the Company) into five shares of HK$0.02 ($0.003) each. The split would improve the shares’ marketability and liquidity and would ultimately expand the shareholder base.

04/28/04 - A	CNOOC LTD		Y1662W117			None		1,856,500
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Final and Special Cash Dividends		For	For		Mgmt
	3	Reelect Directors and Fix Their Remuneration		For	For		Mgmt
	4	Reappoint Auditors and Authorize Board to Fix Their Remuneration		For	For		Mgmt
	5	Approve Repurchase of Up to 10 Percent of Issued Capital		For	For		Mgmt
	6	Approve Issuance of Equity or Equity-Linked Securities without Preemptive Rights		For	Against		Mgmt

This resolution is a standard request in Hong Kong for board authority to issue new shares representing up to 10 percent of current outstanding share capital, other than as a rights issue. The directors would have total discretion on the issuance of these shares. The authority would lapse after one year or at the next meeting of shareholders. Because the company has not provided specific language and terms that there will be (1) adequate restrictions on discounts and (2) no authority to refresh the share issuance amounts without prior shareholder approval, it is recommended that shareholders oppose this request.\

	7	Authorize Reissuance of Repurchased Shares		For	For		Mgmt

This resolution would extend for one year the board’s authority to repurchase company shares at their discretion. This authority is limited to 10 percent of the outstanding share capital of the company on the date the resolution is passed. This authority operates under strict regulatory guidelines of the SEHK. This is a routine repurchase proposal.

	8	Other Business (Voting)		For	Against		Mgmt
Details of other business not disclosed

45

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	9	Amend Articles Re: Voting at General Meetings, Nomination of Directors, Material Interest of Directors in Contracts Entered into by the Company		For	For		Mgmt

This item seeks to amend certain provisions in the articles of association in light of recent changes to applicable laws namely the Companies (Amendment) Ordinance and the Listing Rules. These amendments are proposed in order to update the provisions of the articles in line with revisions made to applicable rules and regulations. In view of this, it is recommended that shareholders vote in favor of this resolution.

04/28/04 - S	CNOOC LTD		Y1662W117			None		1,856,500
	1	Approve Connected Transaction with a Related Party		For	For		Mgmt

06/14/04 - A	CNOOC LTD		Y1662W117			06/07/04		4,470,500
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2a	Reelect Shouwei Zhou as Executive Director		For	For		Mgmt
	2b	Reelect Kenneth S. Courtis as Independent Non-Executive Director		For	For		Mgmt
	2c	Reelect Erwin Schurtenberger as Independent Non-Executive Director		For	For		Mgmt
	2d	Reelect Evert Henkes as Independent Non-Executive Director		For	For		Mgmt
	3	Reappoint Ernst & Young as Auditors and Authorize Board to Fix Their Remuneration		For	For		Mgmt
	4	Approve Repurchase of Up to 10 Percent of Issued Capital		For	For		Mgmt

This resolution would extend for one year the board’s authority to repurchase company shares at their discretion. This authority is limited to 10 percent of the outstanding share capital of the company on the date the resolution is passed. This authority operates under strict regulatory guidelines of the SEHK. This is a routine repurchase proposal.

	5	Approve Issuance of Equity or Equity-Linked Securities without Preemptive Rights		For	Against		Mgmt

This resolution is a standard request in Hong Kong for board authority to issue new shares representing up to 10 percent of current outstanding share capital, other than as a rights issue. The directors would have total discretion on the issuance of these shares. The authority would lapse after one year or at the next meeting of shareholders. Because the company has not provided specific language and terms that there will be (1) adequate restrictions on discounts and (2) no authority to refresh the share issuance amounts without prior shareholder approval, it is recommended that shareholders oppose this request.

46

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	6	Authorize Reissuance of Repurchased Shares		For	For		Mgmt

This resolution authorizes the board to reissue any shares repurchased under the general mandate to repurchase shares approved above, without limiting the general mandate to issue shares also approved above. This authority would also be limited to the maximum 10 percent allowed to be repurchased. This request is being made to renew the authority, as the authority to reissue repurchased shares expired with the convening of this meeting. This is a routine request.

Special Business
	1	Amend Articles Re: Voting at General Meetings, Nomination and Removal of Directors, Material Interest of Directors in Contracts Entered into by the Company		For	For		Mgmt

This item seeks to amend certain provisions in the articles of association in light of recent changes to applicable laws namely the Companies (Amendment) Ordinance and the Listing Rules. These amendments are proposed in order to update the provisions of the articles in line with revisions made to applicable rules and regulations. In view of this, it is recommended that shareholders vote in favor of this resolution.

03/09/04 - A	Coca-Cola Femsa S.A.		191241108			02/09/04		30,977
Meeting for Holders of ADRs
	1	ELECTION OF THE DIRECTORS, EXAMINERS, CHAIRMAN AND SECRETARY OF THE BOARD OF DIRECTORS, AND RESOLUTION WITH RESPECT TO THEIR REMUNERATION.		For	For		Mgmt

47

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/19/04 - A	Commerce Asset-Holding Berhad		Y16902101			None		1,609,000
	1	Accept Financial Statements and Statutory Reports for the Financial Year Ended Dec. 31, 2003		For	For		Mgmt
	2	Approve First and Final Dividends of MYR0.05 Less Income Tax and Special Dividend of MYR0.05 Less Income Tax for the Financial Year Ended Dec. 31, 2003		For	For		Mgmt
	3	Elect Tan Sri Datuk Asmat Kamaludin as Director		For	For		Mgmt
	4	Elect En Mohd Salleh Mahmud as Director		For	For		Mgmt
	5	Elect Roslan A. Ghaffar as Director		For	For		Mgmt
	6	Approve Remuneration of Directors in the Amount of MYR60,000		For	For		Mgmt
	7	Approve PricewaterhouseCoopers as Auditors and Authorize Board to Fix Their Remuneration		For	For		Mgmt
	8	Approve Issuance of Equity or Equity-Linked Securities without Preemptive Rights in Any Amount Up to Ten Percent of Issued Share Capital		For	For		Mgmt
This item requests the authority to issue shares without preemptive rights up to a maximum of 10 percent of issued share capital at the date of approval. This is a reasonable request.
	9	Authorize Repurchase of Up to Ten Percent of Issued Share Capital		For	For		Mgmt

This resolution would extend for one year the board’s authority to repurchase company shares. This authority is limited to 10 percent of the outstanding share capital of the company on the date the resolution is passed. This is a routine request.

03/02/04 - A	Commercial International Bank Of Egypt		M25561107			None		220,686
Ordinary Business
	1	Accept Board Report		For	For		Mgmt
	2	Accept Statutory Reports		For	For		Mgmt
	3	Accept Financial Statements		For	For		Mgmt
	4	Approve Allocation of Income		For	For		Mgmt
	5	Approve Changes to Board		For	For		Mgmt
	6	Approve Discharge of Board and Determine Their Bonuses		For	For		Mgmt
	7	Approve Auditors and Fix Their Remuneration		For	For		Mgmt

48

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	8	Authorize Board to Make Donations in 2004		For	Against		Mgmt
There was not enough information available to make an informed voting decision.
	9	Approve Remuneration of Review Committee		For	For		Mgmt

06/15/04 - A	Compal Electronics		Y16907100			04/16/04		2,677,388
	1.1	Receive Report on 2003 Business Operation Results		None	None		Mgmt
	1.2	Receive Supervisors’ Report		None	None		Mgmt
	2.1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2.2	Approve Allocation of Income and Dividends		For	For		Mgmt
	2.3	Approve Release of Restrictions of Competitive Activities of Directors		For	For		Mgmt
	3.1	Approve Capitalization of 2003 Dividends and Employee Profit Sharing		For	For		Mgmt
	3.2	Amend Operating Procedures for the Loan of Funds to Other Parties		For	Against		Mgmt
There was not enough information available to make an informed voting decision.
	4	Elect Directors and Supervisors		For	For		Mgmt
	5	Other Business		None	None		Mgmt

02/19/04 - S	Companhia de Bebidas Das Americas - AMBEV		20441W104			02/10/04		7,344
Meeting for Holders of ADRs
1

TO APPROVE THE ADMISSION OF THE COMPANY INTO THE DISTINGUISHED STOCK LISTING SEGMENT, NAMED LEVEL 1, CREATED BY THE SAO PAULO STOCK EXCHANGE (BOVESPA), AS WELL AS THE COMPANY S ADHESION TO BOVESPA S RULES OF CORPORATE GOVERNANCE BEST PRACTICES - LEVEL

				For	For		Mgmt

Under this item, the board asks for shareholder approval of its decision to comply with Bovespa’s Level 1 of corporate governance. AmBev indicates its willingness to adopt governance reforms such as maintaining a minimum 25-percent free-float, improving disclosure of quarterly information to include consolidated figures and special audit revisions, and disclosing shareholders agreements, stock option plans, and contracts with related parties. As this initiative to enroll in Level 1 of the Brazilian Stock Exchange’s Corporate Governance Program could enhance transparency, it is recommended that shareholders support this item.

49

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

2

AS A CONSEQUENCE OF ABOVE ITEM, TO APPROVE THE ADEQUACY OF THE COMPANY S BYLAWS ACCORDING TO BOVESPA S RULES OF CORPORATE GOVERNANCE DISTINGUISHED PRACTICES - LEVEL 1, AS MORE FULLY DESCRIBED IN THE NOTICE OF MEETING.

				For	For		Mgmt

Items 2-3. Under these resolutions, the board seeks shareholder approval to amend articles 19 and 35 of the company’s bylaws to include provisions on corporate governance best practices as proposed in item 1 above. These are positive modifications that would increase transparency and enhance shareholder value.

	3	TO CREATE THE POSITION OF VICE-CHAIRMAN OF THE COMPANY S BOARD OF DIRECTORS, BY AMENDING THE ARTICLE 21 OF THE BYLAWS, WHICH REFERS TO ITS COMPOSITION.		For	For		Mgmt
	4	TO ELECT A NEW EFFECTIVE MEMBER FOR THE COMPANY S BOARD OF DIRECTORS.		For	For		Mgmt

04/28/04 - A	Companhia de Bebidas Das Americas - AMBEV		P0273S135			None		655,900
Ordinary Business
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Allocation of Income; Ratify Distributions of Interest on Capital and Dividends Approved at 9-2-03 and 2-27-04 Board Meetings		For	For		Mgmt
	3	Approve Global Remuneration of Directors		For	For		Mgmt
Special Business
	4	Cancel Ordinary and Preference Company Treasury Shares Without Reduction in Share Capital		For	For		Mgmt
This item asks shareholders to cancel ordinary and preference company treasury shares. This is considered to be a routine accounting measure in Brazil.

50

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	5	Approve Issuance of Preference Shares Pursuant to the Share Option Scheme to Executives and Employees Approved at 9-14-00 EGM		For	Against		Mgmt
There was not enough information available to make an informed voting decision.
	6	Amend Article 5 to Reflect Changes in Capital		For	Against		Mgmt
There was not enough information available to make an informed voting decision.
	7	Codify Amendments to Articles		For	Against		Mgmt
There was not enough information available to make an informed voting decision.

05/18/04 - S	Companhia de Bebidas Das Americas - AMBEV		P0273S135			None		655,900
	1	Approve Protocol and Justification Re: Incorporation of Labatt Brewing Canada Holding Limited Located at Fort Nassau Centre, Marlborough Street PO Box N-4875, Nassau, Bahamas		For	Against		Mgmt

Items 1-3. These items constitute a preliminary approval of the terms of the merger with Interbrew. Due to the various corporate governance failures detected in the formulation of the terms of this operation, support for these resolutions cannot be recommended at this time.

	2	Approve Nomination of Firm to Perform Net Equity Appraisal		For	Against		Mgmt
	3	Approve Nomination of Firm to Perform Economic Valuation of Ambev and Labatt Re: Incorporation		For	Against		Mgmt
	4	Amend Article 6 Re: Increase Minimum Dividend Payment to 35 Perncet from 27.5 Percent of Profits		For	For		Mgmt

Under this item, the company also proposes to amend the bylaws to modify the company’s dividend policy. Article 40 would be amended to increase the minimum payout ratio to 35 percent of net income from the current 27.5-percent minimum. Though this increase is related to the proposed merger, there is no reason to refuse an increase in the company’s dividend payout policy, which has arguably been below slightly below market practice.

51

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/18/04 - S	Companhia de Bebidas Das Americas - AMBEV		20441W104			04/26/04		2,344
Meeting for Holders of ADRs
	1	Approve Protocol and Justification Re: Incorporation of Labatt Brewing Canada Holding Limited Located at Fort Nassau Centre, Marlborough Street PO Box N-4875, Nassau, Bahamas		For	Against		Mgmt

Items 1-3. These items constitute a preliminary approval of the terms of the merger with Interbrew. Due to the various corporate governance failures detected in the formulation of the terms of this operation, support for these resolutions cannot be recommended at this time.

	2	Approve Nomination of Firm to Perform Net Equity Appraisal		For	Against		Mgmt
	3	Approve Nomination of Firm to Perform Economic Valuation of Ambev and Labatt Re: Incorporation		For	Against		Mgmt
	4	Amend Article 6 Re: Increase Minimum Dividend Payment to 35 Perncet from 27.5 Percent of Profits		For	For		Mgmt

Under this item, the company also proposes to amend the bylaws to modify the company’s dividend policy. Article 40 would be amended to increase the minimum payout ratio to 35 percent of net income from the current 27.5-percent minimum. Though this increase is related to the proposed merger, there is no reason to refuse an increase in the company’s dividend payout policy, which has arguably been below slightly below market practice.

04/29/04 - A	Companhia Siderurgica Nacional (CSN)		P8661X103			None		38,100,000
	1	Ratify Correction on Revaluation of Assets Approved at 4-29-03 AGM to BRL 10.8 Billion from BRL 10.5 Billion		For	For		Mgmt
	2	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	3	Approve BRL 1.1 Billion Allocation of Income; Approve Distribution of BRL 471.8 Million as Dividends and BRL 245.5 Million as Interest on Capital		For	For		Mgmt
	4	Approve Capital Budget		For	For		Mgmt
	5	Elect Members to Management Board		For	For		Mgmt
	6	Approve Annual Global Remuneration of Directors in the Amount of BRL 28 Million		For	For		Mgmt
	7	Designate Newspaper to Publish Meeting Announcements		For	For		Mgmt
	8	Amend Articles Re: Extend Corporate Purpose and Share Capital		For	For		Mgmt

This item seeks shareholder approval to amend the company’s articles. These amendments are designed to expand the corporate purpose to allow the company to commercialize and to distribute steel-related products. These are non-contentious modifications that would not jeopardize shareholder value.

52

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/29/04 - A	Companhia Siderurgica Nacional (CSN)		20440W105			04/12/04		33,378
Meeting for Holders of ADRs
	1	CONFIRMATION OF THE REASSESSMENT OF PROPERTY, PLANT AND EQUIPMENT APPROVED IN THE ANNUAL AND SPECIAL SHAREHOLDERS MEETING HELD ON APRIL 29, 2003.		For	For		Mgmt
	2	EXAMINING THE MANAGERS ACCOUNTS, EXAMINE, DISCUSS AND VOTE THE FINANCIAL STATEMENTS AND ADMINISTRATION REPORT.		For	For		Mgmt
	3	APPROVAL OF THE DESTINATION OF THE 2003 BUSINESS YEAR S NET PROFIT AND THE DISTRIBUTION OF DIVIDENDS.		For	For		Mgmt
	4	APPROVAL OF CAPITAL BUDGET.		For	For		Mgmt
	5	ELECTION OF THE BOARD OF DIRECTOR S MEMBERS.		For	For		Mgmt
	6	ESTABLISHMENT OF THE ANNUAL GLOBAL REMUNERATION OF THE BOARD OF DIRECTORS AND OF EXECUTIVES.		For	For		Mgmt
	7	CHANGE OF THE NEWSPAPERS IN WHICH THE COMPANY PUBLISHES ITS LEGAL MATTERS.		For	For		Mgmt
	8	APPROVAL OF THE AMENDMENT OF THE 2ND ARTICLE OF THE BYLAWS.		For	For		Mgmt

Items 8-9. These items seek shareholder approval to amend the company’s articles. These amendments are designed to expand the corporate purpose to allow the company to commercialize and to distribute steel-related products. The board would also amend its articles to reflect the change in capital, which would split every share into four shares. As a result, the total number of issued ordinary shares would increase to 286.9 billion shares from 71.7 billion shares. Each ADR would be represented by one underlying share. These are non-contentious modifications that would not jeopardize shareholder value.

53

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	9	APPROVAL OF THE SPLIT OF SHARES REPRESENTING THE COMPANY S CAPITAL STOCK.		For	For		Mgmt

08/29/03 - S	Companhia Vale Do Rio Doce		P2605D109			None		25,765
	1	Approve Justification and Protocol Re: Incorporation of Celmar SA - Industria de Celulose e Papel and Ferteco Mineracao SA		For	For		Mgmt

Items 1-4. CVRD is seeking shareholder permission to absorb its subsidiaries, Celmar SA-Industria de Celulose e Papel (Celmar) and Ferteco Mineracao SA (Ferteco). CVRD already owns 100 percent of the equity of both subsidiaries; as such, these incorporations should not be viewed as acquisition proposals but rather as internal restructuring measures. No new shares would be issued to effect these transactions. The board also proposes to ratify the nomination of the firms appointed by the board to perform a legal and economic study for the transactions, and to approve the firm’s report. Celmar and Ferteco would be consolidated following their absorptions by CVRD. Each subsidiary’s net assets and liabilities would be transferred to CVRD and the companies would then be dissolved. These absorptions come as part of a reorganization plan that CVRD has undertaken to consolidate its holdings in Brazil. The transactions would simplify the company’s accounts and streamline operations by assuring CVRD’s full control over the companies. Considering that these proposals would have little impact on shareholder value, as no new shares would be issued, it is recommended that shareholders approve these requests.

	2	Ratify Nomination of Firms Appointed to Perform Assets Appraisal		For	For		Mgmt
	3	Approve Appraisal Reports		For	For		Mgmt
	4	Approve Merger by Absorption of Celmar SA - Industria de Celulose e Papel and Ferteco Mineracao SA		For	For		Mgmt

54

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

08/29/03 - S	Companhia Vale Do Rio Doce		P96609139			None		25,500
	1	Approve Justification and Protocol Re: Incorporation of Celmar SA - Industria de Celulose e Papel and Ferteco Mineracao SA		For	For		Mgmt

Items 1-4. CVRD is seeking shareholder permission to absorb its subsidiaries, Celmar SA-Industria de Celulose e Papel (Celmar) and Ferteco Mineracao SA (Ferteco). CVRD already owns 100 percent of the equity of both subsidiaries; as such, these incorporations should not be viewed as acquisition proposals but rather as internal restructuring measures. No new shares would be issued to effect these transactions. The board also proposes to ratify the nomination of the firms appointed by the board to perform a legal and economic study for the transactions, and to approve the firm’s report. Celmar and Ferteco would be consolidated following their absorptions by CVRD. Each subsidiary’s net assets and liabilities would be transferred to CVRD and the companies would then be dissolved. These absorptions come as part of a reorganization plan that CVRD has undertaken to consolidate its holdings in Brazil. The transactions would simplify the company’s accounts and streamline operations by assuring CVRD’s full control over the companies. Considering that these proposals would have little impact on shareholder value, as no new shares would be issued, it is recommended that shareholders approve these requests.

	2	Ratify Nomination of Firms Appointed to Perform Assets Appraisal		For	For		Mgmt
	3	Approve Appraisal Reports		For	For		Mgmt
	4	Approve Merger by Absorption of Celmar SA - Industria de Celulose e Papel and Ferteco Mineracao SA		For	For		Mgmt

12/30/03 - S	Companhia Vale Do Rio Doce		P96609139			None		25,500
	1	Elect Management Board		For	For		Mgmt
2

Approve Justification and Protocol for Absorption of Wholly-Owned Subsidiaries Rio Doce Geologia e Mineracao SA - Docegeo, Mineracao Serra do sossego SA, Vale do Rio Doce Aluminio SA - Aluvale, and Mineracao Vera Cruz SA

				For	For		Mgmt
	3	Ratify Nomination of Firms Contracted to Perform Appraisal of Companies to Be Absorbed		For	For		Mgmt
	4	Approve Appraisal Report		For	For		Mgmt
	5	Approve Merger by Absorption of Docegeo, Mineracao Serra do Sossego, Aluvale, and Mineracao Vera Cruz		For	For		Mgmt

55

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/28/04 - A	Companhia Vale Do Rio Doce		P2605D109			None		51,765
Ordinary Business; Preference Shareholders are Entitled to Vote on All Items
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Allocation of Income		For	For		Mgmt
	3	Approve Annual Aggregate Remuneration of Directors		For	For		Mgmt
	4	Elect Supervisory Board Members and Fix Their Remuneration		For	For		Mgmt
Special Business
	5	Authorize Increase in Capital Via Capitalization of Reserves		For	For		Mgmt

The board seeks shareholder authorization to increase the company’s issued capital to BRL$7.3 billion ($2.5 billion), from BRL$6.3 billion ($2.2 billion) by capitalizing investment and tax incentive reserves. Brazilian companies commonly undertake this sort of capital increase operation when their internal reserves surpass legally-mandated levels. Such adjustments have no ultimate impact on shareholder value. As no new shares will be issued, there is no dilution to current shareholders.

04/28/04 - A	Companhia Vale Do Rio Doce		204412100			03/29/04		186,267
Meeting for Holders of ADRs
	1	APPRECIATION OF THE MANAGEMENT S REPORT AND ANALYSIS, DISCUSSION AND VOTE ON THE FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2003.		For	For		Mgmt
	2	PROPOSAL FOR THE DESTINATION OF THE PROFITS OF THE SAID FISCAL YEAR.		For	For		Mgmt
	3	ESTABLISHMENT OF THE TOTAL AND ANNUAL REMUNERATION OF THE MEMBERS OF THE COMPANY S MANAGEMENT.		For	For		Mgmt
	4	ELECTION OF THE MEMBERS OF THE FISCAL COUNCIL AND ESTABLISHMENT OF THEIR REMUNERATION.		For	For		Mgmt
	5	PROPOSAL OF CAPITAL INCREASE, THROUGH THE CAPITALIZATION OF RESERVES, WITHOUT THE ISSUANCE OF SHARES, AND THE CONSEQUENT CHANGE OF THE HEAD SECTION OF ARTICLE 5 OF THE COMPANY S BY-LAWS.		For	For		Mgmt

The board seeks shareholder authorization to increase the company’s issued capital to BRL$7.3 billion ($2.5 billion), from BRL$6.3 billion ($2.2 billion) by capitalizing investment and tax incentive reserves. Brazilian companies commonly undertake this sort of capital increase operation when their internal reserves surpass legally-mandated levels.

56

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/15/04 - A	Compania De Telecomunicaciones De Chile S.A (Telefonica)		204449300			03/04/04		3,009
Meeting for Holders of ADRs
	1	APPROVAL OF THE ANNUAL REPORT, BALANCE SHEET, INCOME STATEMENT AND REPORTS OF ACCOUNT INSPECTORS AND INDEPENDENT AUDITORS		For	For		Mgmt
	2	APPROVAL OF DISTRIBUTION OF NET INCOME FOR FISCAL YEAR ENDED DECEMBER 31, 2003		For	For		Mgmt
	3	APPROVAL TO APPOINT TWO ACCOUNT INSPECTORS AND TWO ALTERNATE ACCOUNT INSPECTORS AND TO DETERMINE THEIR COMPENSATION		For	For		Mgmt
	4	Ratify Auditors		For	For		Mgmt
	5	APPROVAL TO APPOINT THE DOMESTIC CREDIT RATING AGENCIES THAT WILL SET THE RISK RATING OF PUBLICLY OFFERED ISSUES		For	For		Mgmt
	6	APPROVAL OF THE COMPENSATION FOR THE DIRECTORS COMMITTEE MEMBERS AND OF THE DIRECTORS COMMITTEE BUDGET		For	For		Mgmt
	7	APPROVAL OF THE INVESTMENT AND FINANCING STRATEGY PROPOSED BY MANAGEMENT (ACCORDING TO DECREE LAW 3,500)		For	For		Mgmt
	8	APPROVAL OF A SANTIAGO NEWSPAPER IN WHICH TO PUBLISH THE NOTICES FOR FUTURE SHAREHOLDERS MEETINGS AND DIVIDEND PAYMENTS		For	For		Mgmt

57

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	9	PROVIDE INFORMATION ON ALL ISSUES RELATING TO THE MANAGEMENT AND ADMINISTRATION OF THE BUSINESS		For	Against		Mgmt
Details of other business items not disclosed.
	10	APPROVAL OF THE SALE OF PUBLIC SERVICE PAGING LICENSES AND THE ASSETS RELATED TO THE INSTALLATION, OPERATION AND DEVELOPMENT		For	For		Mgmt

The board seeks shareholders’ approval of the sale agreement reached by Telefonica CTC with a non-related third party on August 2003. Telefonica CTC plans to sell three public service paging licenses and the assets related to the installation, operation, and development of such licenses. Because the assets involved in this transaction are considered “essential assets” under the company’s bylaws and the investment and financing strategy, the sale of such assets requires an special meeting with the approval of the majority of voting shares presents. Given the company’s strong rationale, there is no reason to oppose this request.

	11	APPROVAL TO ADOPT THE NECESSARY PROCEDURES TO FORMALIZE THE AGREEMENTS REACHED AT THE EXTRAORDINARY SHAREHOLDERS MEETING		For	For		Mgmt

10/20/03 - S	Consorcio Ara Sa		P3084R106			None		308,600
Ordinary Business
	1	Designate Inspector or Shareholder Representatuve(s) of Minutes of Meeting		For	For		Mgmt
	2	Elect Members to Management Board and Alternates		For	For		Mgmt
Special Business
	3	Amend Articles Re: Compliance With Mexican Securities Regulations		For	For		Mgmt

This item seeks shareholder approval to amend several of the company’s articles. The amendments are designed to conform the company’s bylaws to recent changes in Mexico’s financial laws approved on Mar. 19, 2003. These modifications would not jeopardize shareholder value and, in fact, serve to enhance shareholder value. As the amendments would be changed to conform to company law, we recommend their approval.

58

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	4	Designate Inspector or Shareholder Representative(s) of Minutes of Meeting		For	For		Mgmt

04/22/04 - A	Consorcio Ara Sa		P3084R106			None		279,800
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Allocation of Income		For	For		Mgmt
	3	Accept Audit Committee Report		For	For		Mgmt
	4	Elect Members to Management and Supervisory Board; Elect Audit Committee, Board Secretary, and Their Respective Alternates		For	For		Mgmt
	5	Set Aggregate Nominal Amount of Share Repurchase Reserve		For	For		Mgmt

Under this resolution, the board proposes to set the aggregate limit of the share repurchase reserve by an undisclosed amount. Most Mexican companies simply ask for shareholders to approve the funding of the share repurchase account, but they fail to disclose the amount sought. Share repurchases drive up stock prices by providing a buyer as well as improving earnings per share comparisons. Mature, cash-flow positive companies often favor share repurchases over dividends for tax reasons. In addition, when timed correctly, repurchases are a legitimate use of corporate funds and can enhance long-term shareholder returns.

	6	Designate Shareholder Representatives of Minutes of Meeting		For	For		Mgmt

03/31/04 - A	Controladora Comercial Mexicana S.A.		P3097R168			None		1,000,500
Only Class B Shareholders May Vote
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Allocation of Income and Dividends of MXN 0.1115 Per Share		For	For		Mgmt
	3	Elect Members to Management Board, Supervisory Board, Executive Committee and Audit Committee		For	For		Mgmt
	4	Approve Remuneration of Directors and Supervisory Boards		For	For		Mgmt
	5	Designate Inspector or Shareholder Representative(s) of Minutes of Meeting		For	For		Mgmt

59

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/21/04 - S	Corporacion Geo S A De Cv		P3142C117			None		335,966
	1	Approve Removal of Poison Pill Approved at 8-31-01 EGM		For	For		Mgmt

Items 1 - 3. Under these resolutions, the board seeks to cancel the poison pill approved at the EGM held on Aug. 31, 2001. The board also seeks to void the authorization granted at the same meeting to issue 50 million convertible debentures and to cancel 50 million treasury shares that would have been used to service the poison pill. A representative of the company has stated that the approval of the poison pill in 2001 was due to the financial problems Corporacion Geo was facing at the time. Thus, the company took steps to prevent a hostile takeover or to gain bargaining leverage in the event of an unsolicited bid. By canceling the poison pill, voiding the authorization granted to issue convertible shares, and canceling treasury shares, the company is taking further steps to demonstrate its financial recovery. As these proposals represent good corporate governance practice, we recommend support for these requests. Support for these proposals is recommended.

	2	Approve Cancellation of Convertible Debentures Authorized at EGM on August 31, 2001		For	For		Mgmt
	3	Cancel Company MXN 50 Million Treasury Shares; Approve Reduction in Capital		For	For		Mgmt
	4	Approve 5:1 Stock Split		For	For		Mgmt

This item would authorize the board to split every Class B share into five shares. As a result, the total number of issued ordinary shares would increase to 555.4 million shares from 111.1 million shares. The change in par value would have no net effect on shareholder value, except for the possibility of a mild improvement in liquidity, as the market price per share would fall to reflect the increase in the number of shares outstanding. The split would improve the shares’ marketability and liquidity and would ultimately expand the shareholder base. As such, this maneuver is in shareholders’ interests.

	5	Amend Articles		For	For		Mgmt

This item seeks shareholder approval to amend the company’s articles. These amendments are designed to reflect the change in the company’s capital following the request in Items 2, 3, and 4. Support for these amendments is recommended.

60

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	6	Designate Inspector or Shareholder Representative(s) of Minutes of Meeting		For	For		Mgmt
	7	Approve Minutes of Meeting		For	For		Mgmt

04/28/04 - A	Corporacion Interamericana De Entretenimiento, S.A.		P3142L109			None		312,500
Only Holders of Series B Shares May Vote
	1	Accept Board of Directors’ Report		For	For		Mgmt
	2	Accept Supervisory Board’s Report		For	For		Mgmt
	3	Accept Financial Statements		For	For		Mgmt
	4	Elect Directors; Fix Their Remuneration		For	For		Mgmt
	5	Designate Shareholder Representatives of Minutes of Meeting		For	For		Mgmt

03/19/04 - A	Daelim Industrial		Y1860N109			12/31/03		56,210
	1	Approve Appropriation of Income and Dividends of KRW 1300 Per Ordinary Share and KRW 1350 Per Preferred Share		For	For		Mgmt
	2	Elect Director(s)		For	For		Mgmt
	3	Elect Member(s) of Audit Committee		For	For		Mgmt
	4	Approve Limit on Remuneration of Directors		For	For		Mgmt

06/22/04 - A	Datang International Power Generation Company Limited(former		Y20020106			05/22/04		360,000
	1	Accept Report of the Directors		For	For		Mgmt
	2	Accept Report of the Supervisory Committee		For	For		Mgmt
	3	Accept Financial Statements		For	For		Mgmt
	4	Approve Budget of the Company for the Year 2004		For	For		Mgmt
	5	Approve Profit Distribution Plan		For	For		Mgmt
	6	Approve Investment Plans of the Company		For	For		Mgmt
	7	Reappoint PricewaterhouseCoopers Zhong Tian CPAs Co. Ltd. and PricewaterhouseCoopers as Domestic and International Auditors Respectively and Authorize Board to Fix Their Remuneration		For	For		Mgmt
	8a	Elect Zhai Ruoyu as Non-Executive Director		For	For		Mgmt
	8b	Elect Zhang Yi as Executive Director		For	For		Mgmt
	8c	Elect Hu Shengmu as Non-Executive Director		For	For		Mgmt
	8d	Elect Kou Bingen as Non-Executive Director		For	For		Mgmt

61

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	8e	Elect Yang Hongming as Executive Director		For	For		Mgmt
	8f	Elect Liu Haixia as Non-Executive Director		For	For		Mgmt
	8g	Elect Guan Tiangang as Non-Executive Director		For	For		Mgmt
	8h	Elect Su Tiegang as Non-Executive Director		For	For		Mgmt
	8i	Elect Ye Yonghui as Non-Executive Director		For	For		Mgmt
	8j	Elect Tong Yunshang as Non-Executive Director		For	For		Mgmt
	8k	Elect Xie Songlin as Independent Non-Executive Director		For	For		Mgmt
	8l	Elect Xu Daping as Independent Non-Executive Director		For	For		Mgmt
	8m	Elect Liu Chaoan as Independent Non-Executive Director		For	For		Mgmt
	8n	Elect Yu Changchun as Independent Non-Executive Director		For	For		Mgmt
	8o	Elect Xia Qing as Independent Non-Executive Director		For	For		Mgmt
	9a	Elect Zhang Wantuo as Member of the Supervisory Committee		For	For		Mgmt
	9b	Elect Fu Guoqiang as Member of the Supervisory Committee		For	For		Mgmt
	9c	Elect Zhang Jie as Member of the Supervisory Committee		For	For		Mgmt
	9d	Approve Election of Shi Xiaofan as Supervisory Member of Staff Representatives		None	For		Mgmt
	10	Other Business (Voting)		For	Against		Mgmt

06/22/04 - S	Datang International Power Generation Company Limited(former		Y20020106			05/22/04		180,000
Special Business
	1a	Approve Issue of Not More Than One Billion A Shares		For	For		Mgmt
	1b	Approve Private Placing in the Form of State-Owned Legal Person Shares of 301.7 Million and and 92.4 Million State-Owned Legal Person Shares to China Datang Corp. and Tianjin Jinneng Investment Co.		For	For		Mgmt
	1c	Approve Issue of Not More Than 605.9 Million A Shares to the Public		For	For		Mgmt
	1d	Approve Par Value of RMB1.0 for Each A Share to be Issued		For	For		Mgmt

62

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1e	Approve Application for Listing of A Shares to be Issued to the Public on the Shanghai Stock Exchange		For	For		Mgmt
	1f	Limit A Shares to be Issued to the Public Among Natural Persons and Institutional Investors Within the PRC		For	For		Mgmt
	1g	Approve Proposal Relating to the Share of Accumulated Profits Among the Old and New Shareholders After the Completion of the Proposed A Share Issue		For	For		Mgmt
	1h	Authorize Board to Make the Final Decision on the A Share Issue		For	For		Mgmt
	2	Approve Validity of Decisions in Relation to the A Share Issue for One Year From the Passing of Relevant Resolutions		For	For		Mgmt
	3	Approve Plan on the Use of Proceeds from the A Share Issue		For	For		Mgmt
	4	Authorize Board to Complete and File Amendments to the Articles of Association with the Relevant Authorities for Approval		For	For		Mgmt
	5	Change Company Name to Datang International Power Generation Co. Ltd.		For	For		Mgmt

05/18/04 - A	DELTA ELECTRONIC		Y20263102			03/19/04		1,588,913
	1.1	Receive Report on 2003 Business Operation Results		None	None		Mgmt
	1.2	Receive Financial Report		None	None		Mgmt
	1.3	Receive Supervisors’ Report		None	None		Mgmt
	1.4	Receive Report on Overseas Convetible Bonds		None	None		Mgmt
	1.5	Receive Report on Endorsement and Guarantee		None	None		Mgmt
	1.6	Receive Report on Board Meeting Procedures		None	None		Mgmt
	2.1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2.2	Approve Allocation of Income and Cash Dividend of NTD 2.25 per Share and Stock Dividend of 50 Shares per 1000 Shares		For	For		Mgmt
	3.1	Amend Procedures Governing the Acquisition or Disposal of Assets		For	For		Mgmt
	3.2	Approve Capitalization of 2003 Dividends and Employee Profit Sharing		For	For		Mgmt

63

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	3.3	Amend Articles of Association		For	For		Mgmt
The proposed amendments are to support the capitalization of dividends and to abide by existing corporate laws in Taiwan. These will have no adverse effect on shareholder value.
	4	Other Business		None	None		Mgmt

05/10/04 - A	Denway Motors Ltd. (formerly Denway Investment)		Y2032Y106			04/30/04		403,200
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Final Dividend of HK$0.06 Per Share and Special Dividend of HK$0.08 Per Share		For	For		Mgmt
	3	Reelect Zhang Fangyou, Chen Xuejun and Zeng Qinghong as Directors and Authorize Board to Fix Their Remuneration		For	For		Mgmt
	4	Reappoint PricewaterhouseCoopers as Auditors and Authorize Board to Fix Their Remuneration		For	For		Mgmt
	5	Approve Increase in Authorized Capital from HK$400 Million to HK$1 Billion by the Creation of 6 Billion Shares of HK$0.10 Each		For	For		Mgmt

Shareholders are asked to approve an increase in the company’s authorized capital from 4 billion shares to 10 billion shares, an increase of 150 percent. After the authorization increase, and assuming shareholder approval of the proposed bonus issue, the company will have 70 percent of the enlarged authorization outstanding, which is a reasonable authorization.

	6	Authorize Capitalization of Reserves for Bonus Issue		For	For		Mgmt

The board is requesting shareholder approval for the capitalization of approximately HK$350.9 million ($45.2 million), or another such necessary sum, standing in the credit of the share premium account, in order to effect a one-for-one bonus issue of shares (one new share for every one currently held) to existing shareholders. The timing of the issue will be left to the discretion of the directors. The proposed bonus issue would increase the number of shares held by existing shareholders at no additional cost.

	7	Approve Repurchase of Up to 10 Percent of Issued Capital		For	For		Mgmt

This resolution would extend for one year the board’s authority to repurchase company shares at their discretion. This authority is limited to 10 percent of the outstanding share capital of the company on the date the resolution is passed. This authority operates under strict regulatory guidelines of the SEHK. This is a routine repurchase proposal.

64

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	8	Approve Issuance of Equity or Equity-Linked Securities without Preemptive Rights		For	Against		Mgmt

This resolution is a standard request in Hong Kong for board authority to issue new shares representing up to 10 percent of current outstanding share capital, other than as a rights issue. The directors would have total discretion on the issuance of these shares. The authority would lapse after one year or at the next meeting of shareholders. Because the company has not provided specific language and terms that there will be (1) adequate restrictions on discounts and (2) no authority to refresh the share issuance amounts without prior shareholder approval, it is recommended that shareholders oppose this request.

	9	Authorize Reissuance of Repurchased Shares		For	For		Mgmt

This resolution authorizes the board to reissue any shares repurchased under the general mandate to repurchase shares approved above, without limiting the general mandate to issue shares also approved above. This authority would also be limited to the maximum 10 percent allowed to be repurchased. This request is being made to renew the authority, as the authority to reissue repurchased shares expired with the convening of this meeting. This is a routine request.

	10	Amend Articles Re: Voting at General Meetings, Material Interest of Directors in Contracts Entered into by the Company, Nomination and Removal of Directors		For	For		Mgmt

This item seeks to amend certain provisions in the articles of association in light of recent changes to applicable laws namely the Companies (Amendment) Ordinance and the Listing Rules. These amendments are proposed in order to update the provisions of the articles in line with revisions made to applicable rules and regulations. In view of this, it is recommended that shareholders vote in favor of this resolution.

65

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

01/07/04 - S	Digital GlobalSoft Limited (frmrly. Digital Equipments)		Y2071D112			None		34,306
	1	Approve Delisting of Company Shares		For	For		Mgmt

The board is seeking shareholder approval for the delisting of all the company’s shares from all of the stock exchanges upon which such shares are currently listed. This request is in connection with Hewlett-Packard Co.’s (Hewlett-Packard) plan to acquire all the equity shares in the company which are not already owned by Compaq Computer Holdings Ltd. (CCH) Upon completion of this resolution, the company will be a wholly-owned unit of Hewlett-Packard. From a public shareholding perspective, the proposed minimum price of INR 750 ($16.43) per share represents an attractive exit opportunity for Digital GlobalSoft’s shareholders. This price represents a generous premium of 50 percent to the scrip’s average price on the National Stock Exchange over the last 26 weeks prior to the announcement. This is a notable price as it is the first time in the history of Indian bourses that a firm has proposed to offer a 50 percent premium over the average of 26 weeks traded price of INR 500 ($10.3) to acquire its own subsidiary.

08/18/03 - A	DIVIS LABORATORIES LTD		Y2076F104			None		21,685
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Dividends of INR 6 Per Share		For	For		Mgmt
	3	Reappoint G.S. Kumar as Director		For	For		Mgmt
	4	Reappoint K.S. Divi as Director		For	For		Mgmt
	5	Approve P.V.R.K. Nageswara Rao & Co. as Auditors and Authorize Board to Fix Their Remuneration		For	For		Mgmt
	6	Approve Remuneration of M.K. Divi, Managing Director		For	For		Mgmt
	7	Approve Remuneration of N.V. Ramana, Executive Director		For	For		Mgmt
	8	Approve Reappointment and Remuneration of M.R. Divi, Executive Director		For	For		Mgmt
	9	Approve Remuneration of K.S. Divi, Executive Director		For	For		Mgmt
	10	Amend Articles of Association Re: Provision to Repurchase Shares, Payment of Dividends		For	For		Mgmt

These routine amendments seek to authorize the board to repurchase up to 25 percent of the company’s total piad up equity capital and free reserves to reflect changes in India’s Companies Act, 1956. Additionally, in light of the Depositories Act, 1996 and the Securities Exchange Board of India’s directive to trade shares in dematerialized form, the payment of dividends for the year must be made to all shareholders as on a record date or book closure. These amendments are routine in nature as they should not have any demonstrable effect on share value.

66

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

08/21/03 - S	Dr. Reddy’s Laboratories		Y21089159			None		24,436
	1	Approve Sale of Factory at Thiruvandarkoil, Mannvipet, Pondicherry		For	For		Mgmt

The board is seeking shareholder approval for the disposal of the company’s plant at Thiruvandarkoil, Mannvipet, Pondicherry. While full details of this proposal was not disclosed by Dr. Reddy’s Labs, it is known that this request is being sought in light of the plants inability to meet Current Good Manufacturing Practices (cGMP) standards. The board has emphasized that the investment required in order to overcome certain production difficulties would result in the plant becoming economically unviable. Considering that the sales of the concerned unit accounted for only nine percent of the company’s total sales for FY 2002-2003, it is recommended that shareholders vote in favor of this item.

08/25/03 - A	Dr. Reddy’s Laboratories		Y21089159			None		23,072
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Dividends of INR 5 Per Share		For	For		Mgmt
	3	Reappoint O. Goswami as Director		For	For		Mgmt
	4	Reappoint V. Mohan as Director		For	For		Mgmt
	5	Approve Retirement of A. Venkateswarlu as Director		For	For		Mgmt
	6	Approve Bharat S. Raut & Co. as Auditors and Authorize Board to Fix Their Remuneration		For	For		Mgmt
	7	Approve Delisting of Company Shares		For	For		Mgmt

The board is seeking shareholder approval to delist its equity shares and all other securities from the Ahmedabad, Bangalore, Calcutta, Delhi, and Madras stock exchanges. With the substantial increase in trading volume taking place in the Mumbai and National stock exchanges, trading volumes at smaller stock exchanges, such as the ones mentioned above, have fallen significantly. Because delisting shares from these exchanges would cut costs without a demonstrable effect on the company’s share value, it is recommended that shareholders support this resolution.

67

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	8	Approve Sale of Company Assets		For	For		Mgmt

The board is seeking shareholder approval for the disposal of the company’s plant at Thiruvandarkoil, Mannvipet, Pondicherry. While full details of this proposal was not disclosed by Dr. Reddy’s Labs, it is known that this request is being sought in light of the plant’s inability to meet Current Good Manufacturing Practices (cGMP) standards. Given the plant’s inability to meet the new regulatory requirements, it is recommended that shareholders support this item.

03/13/04 - S	DRB-Hicom Berhad (formerly Diversified Resources)		Y2075V100			None		518,000
1

Approve the Disposal of Assets of Named Subsidiaries of DRB-Hicom Bhd to Syarikat Prasarana Negara Bhd (Purchaser) for MYR176.98 Million Cash and the Issuance of Letter of Guarantee and Indemnity to the Purchaser, Being a Related Party Transaction

				For	Against		Mgmt
There was not enough information available to make an informed voting decision.

10/12/03 - A	Egyptian Company for Mobile Services-MobiNil		M36763106			None		67,374
Ordinary Business
	1	Accept Board Report		For	For		Mgmt
	2	Approve Allocation of Income		For	For		Mgmt
	3	Approve Changes to Board		For	For		Mgmt

10/12/03 - S	Egyptian Company for Mobile Services-MobiNil		M36763106			None		67,374
Special Meeting Agenda
	1	Approve Increase in Authorized Capital		For	For		Mgmt

In this item, the company seeks approval to increase its authorized capital from LE 1.5 billion to LE 3 billion. The company’s currently issued capital consists of 100 million shares with a par value of LE 10, and therefore amounts to LE 1 billion. ISS typically supports increases in authorized capital of up to 100 percent so long as at least 30 percent of the authorization remains outstanding. This proposed increase is well within the limits as established by our guidelines for increases in authorized capital.

68

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	2	Amend Article 8 of Company Charter		For	For		Mgmt
This amendment aims to update the company’s articles of association in order to reflect the increase in authorized capital proposed in Item 1.
	3	Authorize KPMG Hazem Hassan to Ratify Minutes of Meeting and Sign on Behalf of Company		For	For		Mgmt

02/28/04 - A	Egyptian Company for Mobile Services-MobiNil		M36763106			None		67,374
Ordinary Business
	1	Accept Board Report		For	For		Mgmt
	2	Accept Statutory Report		For	For		Mgmt
	3	Accept Financial Statements		For	For		Mgmt
	4	Authorize Board Restructuring of Past Fiscal Period		For	Against		Mgmt
There was not enough information available to make an informed voting decision.
	5	Approve Discharge of Board		For	For		Mgmt
	6	Reelect Directors		For	For		Mgmt
	7	Approve Remuneration of Directors		For	For		Mgmt
	8	Authorize Board to Issue Compensation Contracts with Shareholders		For	Against		Mgmt
There was not enough information available to make an informed voting decision.
	9	Approve Donations Made in Past Fiscal Year and Authorize Board to Make Donations in 2004		For	Against		Mgmt
There was not enough information available to make an informed voting decision.
	10	Approve Auditors and Authorize Board to Fix Their Remuneration		For	For		Mgmt

04/30/04 - A	Eletrobras, Centrais Eletricas Brasileiras S.A.		P22854122			None		84,605,200
Preference Shareholders are Entitled to Vote on Item 3
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Allocation of Income and Dividends		For	For		Mgmt
	3	Elect Supervisory Board Members and Alternates		For	For		Mgmt
	4	Approve Remuneration of Directors, Executive Directors, and Supervisory Board Members		For	For		Mgmt

69

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/12/04 - S	Eletrobras, Centrais Eletricas Brasileiras S.A.		P22854122			None		84,605,200
	1	Elect Management Board Member		For	For		Mgmt

04/13/04 - A	Embotelladora Andina S.A.		29081P303			03/25/04		84,463
Meeting for Holders of ADRs
	1	ELECTION OF BOARD OF DIRECTOR MEMBERS.		For	For		Mgmt

03/26/04 - A	Empresa Nacional De Electricidad S.A. Endesa		29244T101			02/06/04		117,047
Meeting for Holders of ADRs
	1	APPROVAL OF THE ANNUAL REPORT, FINANCIAL STATEMENTS, AND REPORT OF THE INDEPENDENT ACCOUNTANTS AND INSPECTORS OF ACCOUNTS.		For	For		Mgmt
	2	APPROVAL OF THE DISTRIBUTION OF PROFITS AND DIVIDENDS.		For	For		Mgmt
	3	APPROVAL OF THE INVESTING AND FINANCIAL POLICIES PROPOSED BY THE BOARD AND ENCLOSED HEREWITH.		For	For		Mgmt
	4	ELECTION OF THE BOARD OF DIRECTORS.**		For	For		Mgmt
	5	APPROVAL OF THE REMUNERATION OF THE BOARD OF DIRECTORS.**		For	For		Mgmt
	6	APPROVAL OF THE REMUNERATION OF COMMITTEE OF DIRECTORS AND ITS BUDGET.		For	For		Mgmt
	7	Ratify Auditors		For	For		Mgmt
	8	APPROVAL OF THE ELECTION OF TWO ACCOUNT INSPECTORS AND TWO ALTERNATES AS PROPOSED AT THE MEETING.**		For	For		Mgmt
	9	APPROVAL OF REMUNERATION OF ACCOUNT INSPECTORS AS PROPOSED AT THE MEETING.**		For	For		Mgmt

70

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

03/26/04 - S	Enersis S.A.		29274F104			02/18/04		208,699
Meeting for Holders of ADRs
	1	APPROVAL OF THE REINSTATEMENT OF THE MAXIMUM CONCENTRATION LEVEL OF SHARE OWNERSHIP AND CONCENTRATION FACTOR, AS SET FORTH IN THE COMPANY S NOTICE OF MEETING ENCLOSED HEREWITH.		For	Against		Mgmt

This item seeks shareholder approval to increase the ownership limit to 65 percent of the company’s outstanding shares. Endesa Internacional S.A., the controlling shareholder, holds exactly 60.62 percent of Enersis’ share capital. Because this proposal would constrain shareholders to maximize value by reinstating an antitakeover device, it is recommended that shareholders oppose this item.

2

APPROVAL OF THE ESTABLISHMENT OF A PLEDGE OVER SHARES ISSUED BY CGTF FORTALEZA S.A. WHICH ARE OWNED BY ENERSIS S.A. AS SECURITY ON CREDIT OBLIGATIONS ASSUMED BY CGTF FORTALEZA S.A. WITH INTERNATIONAL FINANCE CORPORATION, AS SET FORTH IN THE COMPANY S NOT

				For	Against		Mgmt
There was not enough information available to make an informed voting decision
3

APPROVAL IN ORDER TO ADOPT THE AGREEMENTS AND DELEGATION OF POWERS OF ATTORNEY REQUIRED IN ORDER TO COMPLY WITH AGREEMENTS APPROVED BY THE SHAREHOLDERS MEETING, AS SET FORTH IN THE COMPANY S NOTICE OF MEETING ENCLOSED HEREWITH.

				For	For		Mgmt
	4	APPROVAL OF THE ANNUAL REPORT, FINANCIAL STATEMENTS AND REPORT OF THE EXTERNAL AUDITORS AND INSPECTORS OF THE ACCOUNTS CORRESPONDING TO THE PERIOD ENDED DECEMBER 31, 2003.		For	For		Mgmt
	5	APPOINTMENT OF INDEPENDENT EXTERNAL ACCOUNTANTS.		For	For		Mgmt
	6	APPROVAL OF THE INVESTMENT AND FINANCING POLICY.		For	For		Mgmt

05/04/04 - A	Erste Bank Der Oester Spark		A19494102			None		3,958
	1	Receive Financial Statements and Statutory Reports		None	None		Mgmt

71

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	2	Approve Allocation of Income		For	For		Mgmt
	3.a	Approve Discharge of Management Board		For	For		Mgmt
	3.b	Approve Discharge of Supervisory Board		For	For		Mgmt
	4	Approve Remuneration of Directors		For	For		Mgmt
	5	Elect Supervisory Board Members		For	For		Mgmt
	6	Ratify Auditors		For	For		Mgmt
	7	Approve Spin-Off Agreement of FINAG-Holding AG		For	For		Mgmt

This is management’s proposal to approve a spin-off of the branch activities in Kitzbuehel, Kufstein, Korneuburg, and Krems into the new fully-owned subsidiary FINAG-Holding AG. The transaction represents an organizational measure and no assets will be sold outside the group.

	8	Approve EUR 43.9 Million Capitalization of Reserves		For	For		Mgmt

This asks shareholders to permit the board to increase issued capital by a maximum nominal value of EUR 43.9 million ($55.3 million) by capitalizing reserves to carry out a bonus issuance. This request represents a potential increase of 10 percent over the company’s issued share capital, which amounts to EUR 435.6 million ($548.9 million). The increase will be undertaken by capitalization of reserves and will not require any new share issuance.

	9	Approve 4:1 Stock Split		For	For		Mgmt

This is the proposal of the board to split all outstanding shares on a 4:1 (four new shares for every one currently held) basis. The nominal value of the shares will therefore change from EUR 7.23 ($9.1) to EUR 1.80 ($2.30). Given there is no change to shareholder value, it is recommended that shareholders support this item.

	10	Approve Creation of EUR 16.7 Million Pool of Conditional Capital with Preemptive Rights		For	For		Mgmt

This requests that shareholders authorize the management board to create a pool of conditional capital of EUR 16.7 million ($21.0 million). The board would hold the authority to issue shares from this pool until April 2009. Under this authority, the board will issue ordinary shares with preemptive rights. This proposed increase represents 3.8 percent of share capital, which is reasonable.

72

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	11	Authorize Repurchase of Up to Ten Percent of Issued Share Capital for Trading Purposes		For	For		Mgmt

This requests that shareholders authorize the management board to purchase company shares for a period of 18 months following the date of this meeting for trading purposes. Austrian law requires banks to separate proposals for share repurchases depending on whether the shares will be used for equity trading or for other purposes such as share cancellation. The maximum amount of shares that may be purchased is 10 percent of total share capital.

	12	Authorize Share Repurchase Program and Reissuance of Repurchased Shares		For	For		Mgmt

This requests that shareholders authorize the management board to purchase company shares for a period of 18 months following the date of this meeting. The maximum amount of shares that may be purchased is 10 percent of total share capital.

	13	Amend Articles		For	For		Mgmt
Under this item, the board proposes to amend Erste Bank’s articles of association to reflect the changes in capital as proposed under Items 8 and 10. This is a non-contentious request.

06/24/04 - A	Evergreen Marine Corp.		Y23632105			04/23/04		1,392,390
	1.1	Receive Report on 2003 Business Operation Results		None	None		Mgmt
	1.2	Receive Supervisors’ Report		None	None		Mgmt
	1.3	Receive Report on the Issuance of Corporate Debt		None	None		Mgmt
	2.1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2.2	Approve Allocation of Income and Dividends		For	For		Mgmt
	3.1	Approve Capitalization of 2003 Dividends and Employee Profit Sharing		For	For		Mgmt
	3.2	Amend Articles of Association		For	Against		Mgmt
There was not enough information available to make an informed voting decision.
	4	Elect Directors and Supervisors		For	For		Mgmt
	5	Other Business		None	None		Mgmt

73

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

02/10/04 - S	Far East Consortium International Ltd		G3307Z109			None	1,058,000
	1	Approve Acquisition the Entire Share Capital of Tang City Properties Pte. Ltd. by Smartland Assets Ltd., a Wholly-Owned Subsidiary of the Company		For	For		Mgmt

The board seeks approval to purchase the entire issued capital of Tang City Properties Pte. Ltd. (TCPL) from Far East Technology Intl. Ltd. (FET), a company owned as to 28.2 percent by Far East Consortium Intl. Ltd. (the Company), and Dennis Chiu for a consideration of 1) SGD1.0 ($0.6) in cash, 2) the refinancing of bank debt by the Company of approximately SGD25 million ($14.1 million) and 2) taking over the accounts payable of TCPL of approximately SGD1.1 million ($621,469). The acquisition will be carried out by Smartland Assets Ltd., a wholly-owned subsidiary of the Company. TCPL’s principal asset comprises 50 office units on the 2nd to 91th and 13th storey in a 13-storey office building in Parkway, located in Singapore. The resulting transfer of bank debts is expected to increase the Company’s and its subsidiaries’ (the Group) gearing ratio from 66 percent as of Sep. 30, 2003 to approximately 70 percent upon completion of the acquisition. The proposed acquisition aims to rationalize the corporate and shareholding structures of the Company and FET and provide a clear distinction between their businesses. Upon completion of the purchase, the Group will focus on property investment, development and hotel and real estate management activities while FET will focus on the industrial and technology-related and non-property business activities. Though full ownership of TCPL is not expected to have an immediate positive effect on the Group’s financial position, this move is anticipated to provide the Group with a stable and recurring rental income as TCPL was reported to have an audited revenue of approximately SGD1.8 million ($1.1 million) for each of the two years ended Dec. 31, 2002. In addition, the acquisition will expand the Group’s investment portfolio in connection with the Company’s strategy of focusing on property related businesses. This appears to be a reasonable request. A vote in favor is recommended.

05/26/04 - A	FAR EASTERN DEPARTMENT STORES		Y24315106			03/26/04		1,887,000
	1.1	Receive Report on 2003 Business Operation Results		None	None		Mgmt
	1.2	Receive 2003 Financial Report		None	None		Mgmt
	1.3	Receive Supervisors’ Report		None	None		Mgmt
	1.4	Receive Report on Endorsement and Guarantees		None	None		Mgmt
	1.5	Receive Report on the Issuance of Corporate Debt		None	None		Mgmt

74

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.6	Receive Report on the Execution of Treasury Shares		None	None		Mgmt
	2.1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2.2	Approve Allocation of Income and Dividends		For	For		Mgmt
	3	Other Business		For	Against		Mgmt
Details of other business not disclosed.

06/04/04 - A	Far Eastern Textile Ltd.		Y24374103			04/05/04		1,628,000
	1.1	Receive Report on Business Operation Results for Fiscal Year 2003		None	None		Mgmt
	1.2	Receive 2003 Financial Report		None	None		Mgmt
	1.3	Receive Supervisors’ Report		None	None		Mgmt
	1.4	Receive Report on the Issuance of Corporate Debt		None	None		Mgmt
	1.5	Receive Report Regarding Establishment of Guidelines for the Board of Director’s Meeting		None	None		Mgmt
	2.1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2.2	Approve Allocation of Income and Dividends		For	For		Mgmt
	3.1	Amend Articles of Association		For	For		Mgmt

The proposal seeks to increase the authorized capital of the company from NTD 39 billion ($1.14 billion) to NTD 42.5 billion ($1.25 billion). Increases in authorized capital are requested both for general financing flexibility and to provide for a specific purpose. Companies need an adequate buffer of unissued capital in order to take advantage of opportunities during the year, thus they often request increases in authorized capital for no specific purpose other than to retain this flexibility. Support for this proposal is recommended.

	3.2	Approve Capitalization of 2003 Dividends		For	For		Mgmt
	4	Other Business		None	None		Mgmt

06/11/04 - A	FIRST FINANCIAL HOLDING COMPANY		Y2518F100			04/12/04		4,532,000
	1.1	Receive Report on 2003 Business Operation Results		None	None		Mgmt
	1.2	Receive Supervisors’ Report		None	None		Mgmt
	1.3	Receive Report on the Issuance of Global Depository Receipts (GDR)		None	None		Mgmt
	2.1	Accept Financial Statements and Statutory Reports		For	For		Mgmt

75

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	2.2	Ratify 2003 Net Loss		For	Against		Mgmt
There was not enough information available to make an informed voting decision.
	3	Amend Articles of Association		For	Against		Mgmt
There was not enough information available to make an informed voting decision.
	4	Other Business		None	None		Mgmt

12/02/03 - A	Firstrand Limited		S5202Z107			None		1,221,586
Ordinary Business
	1	Accept Financial Statements and Statutory Reports for Year Ended June 30, 2003		For	For		Mgmt
	2	Reelect V.W. Bartlett as Director		For	For		Mgmt
	3	Reelect D.J.A Craig as Director		For	For		Mgmt
	4	Reelect P.M. Goss as Director		For	For		Mgmt
	5	Approve Remuneration of Directors for Year Ended June 30, 2003		For	For		Mgmt
	6	Approve Remuneration of Directors for Fiscal Year 2004		For	For		Mgmt
	7	Reappoint PricewaterhouseCoopers Inc. as Auditors		For	For		Mgmt
	8	Authorize Board to Fix and Pay Remuneration of the Auditors		For	For		Mgmt
	9	Place Authorized But Unissued Shares under Control of Directors		For	For		Mgmt

This resolution would place the company’s authorized but unissued ordinary shares at the disposal and under the control of the directors. The resolution would empower the directors to issue those shares to such persons and on such terms as the directors see fit. Any such issuances would be subject to the requirements of the South African Companies Act and the Johannesburg Stock Exchange. This resolution is essentially a legal formality.

	10	Approve Issuance of Shares without Preemptive Rights up to a Maximum of 15 Percent of Issued Capital		For	For		Mgmt

This proposal would grant the board the authority to issue all the unissued shares in the company with or without preemptive rights. The amount of potential dilution that existing shareholders would have to accept is a maximum of 15 percent in a one-year period. This is a reasonable request.

76

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	11	Authorize Repurchase of Up to 20 Percent of Issued Share Capital		For	For		Mgmt

Approval of this resolution would permit Imperial or any of its subsidiaries to acquire shares issued by the company until the next AGM. The aggregate number of securities repurchased by a company may not, in any one financial year, exceed 20 percent of that company’s issued share capital, provided that any general repurchase (in which shareholders give the company a mandate for share repurchases during the coming year) may not exceed ten percent of that company’s share capital of that class in any one financial year. When timed correctly, corporate stock repurchases are a legitimate use of corporate funds and can add to long-term shareholder returns. For this reason a vote in favor of the board’s proposal is recommended.

	12	Authorize Creation of B Variable Rate Non-Cumulative Non-Redeemable Preference Shares		For	For		Mgmt

Items 12-16. The company is asking shareholders to approve the creation of three different classes of preference shares which will be used to raise capital for future acquisitions and general financing purposes. Item 15 seeks shareholder approval to amend the company’s articles of association regarding the rights and privileges of the proposed preference shares. Finally, in Item 16 the board is seeking to amend the company’s memorandum of association in order to incorporate the changes in the composition of capital. The par value of the preference shares would be ZAR 0.01 ($0.002), the same as that of ordinary shares and altogether the new preference shares would represent less than one (0.005 percent) percent of total issued capital. Because it does not appear that these shares would be used as an antitakeover device, it is recommended that shareholders support these resolutions.

	13	Authorize Creation of C Variable Rate Non-Cumulative Non-Redeemable Preference Shares		For	For		Mgmt
	14	Authorize Creation of D Variable Rate Non-Cumulative Non-Redeemable Preference Shares		For	For		Mgmt
	15	Amend Articles 53, 54, and 55 Re: Rights and Privileges of Preference Shares		For	For		Mgmt
	16	Amend Memorandum of Association Re: Composition of Share Capital		For	For		Mgmt

77

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	17	Place Authorized But Unissued Preference Shares under Control of Directors		For	For		Mgmt

This resolution would place the company’s authorized but unissued ordinary shares at the disposal and under the control of the directors. The resolution would empower the directors to issue those shares to such persons and on such terms as the directors see fit. Any such issuances would be subject to the requirements of the South African Companies Act and the Johannesburg Stock Exchange. This resolution is essentially a legal formality.

	18	Authorize Board to Ratify and Execute Approved Resolutions		For	For		Mgmt

12/10/03 - S	Fomento Economico Mexicano S.A. (Femsa)		344419106			None		47,100
	1	Amend Articles Re: Compliance with Mexican Market Law		For	For		Mgmt

This item seeks shareholder approval to amend several of the company’s articles. The amendments are designed to conform the company’s bylaws to recent changes in Mexico’s financial laws approved on Mar. 19, 2003. Such changes include: disclosure of information for listing of securities on the stock exchange (including both names of the firm and legal advisor, and/or issuer name), providing information regarding terms for share repurchase programs, setting internal share listing requirements , and requiring independence for external auditors and legal advisors as determined by Mexican Financial Market Law. These modifications would not jeopardize shareholder value and, in fact, serve to enhance shareholder value.

	2	Designate Inspector or Shareholder Representative(s) of Minutes of Meeting		For	For		Mgmt
	3	Approve Minutes of Meeting		For	For		Mgmt

05/28/04 - A	Formosa Chemical & Fiber Co. Ltd.		Y25946107			03/29/04		1,382,938
	1.1	Receive Report on Business Operation Results for Fiscal Year 2003		None	None		Mgmt
	1.2	Receive Supervisors’ Report		None	None		Mgmt
	1.3	Receive Report on Change of Director		None	None		Mgmt
	1.4	Receive Report on the Issuance of Unsecured Corporate Debt		None	None		Mgmt
	2.1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2.2	Approve Allocation of Income and Dividends		For	For		Mgmt

78

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	2.3	Approve Issuance of New Shares		For	For		Mgmt

In this item, it is proposed that the company’s capital be increased through the capitalization of shareholders’ dividends of NTD 3.61 billion ($106.2 million), or 361 million common shares at NTD 10 ($0.29) par.

	2.4	Amend Articles of Association		For	For		Mgmt

The proposal seeks to increase the authorized capital from NTD 45.1 billion ($1.32 billion) to NTD 48.7 billion (NTD 1.43 billion) and to set the limit of directors’ and supervisors’ remuneration at 1 percent of net profit.

	2.5	Approve Split of Detergent Department to the Subsidiary		For	For		Mgmt
	3	Other Business		None	None		Mgmt

05/14/04 - A	Formosa Plastics		Y26095102			03/15/04		1,682,982
	1	Receive Report on Business Operation Results for Fiscal Year 2003		None	None		Mgmt
	2	Approve Financial Statements, and Allocation of Income and Dividend		For	For		Mgmt
	3	Approve Capitalization of 2003 Dividends and Capital Reserve		For	For		Mgmt

06/25/04 - A	Gazprom Oao		368287108			06/01/04		59,312
Meeting for Holders of ADRs
	1	ANNUAL REPORT, INCLUDING THE PROFIT AND LOSS REPORT		For	For		Mgmt
	2	PAYMENT OF ANNUAL DIVIDENDS		For	For		Mgmt
	3	PAY REMUNERATION TO DIRECTORS AND AUDIT COMMISSION		For	For		Mgmt
	4	ZAO PRICEWATERHOUSECOOPERS AUDIT AS THE EXTERNAL AUDITOR		For	For		Mgmt
	5	AMENDMENTS AND ADDITIONS NO. 1 TO THE CHARTER OF THE COMPANY		For	For		Mgmt
	6	AMENDMENTS AND ADDITIONS NO. 2 TO THE CHARTER OF THE COMPANY		For	For		Mgmt
	7	AMENDMENTS AND ADDITIONS NO. 3 TO THE CHARTER OF THE COMPANY		For	For		Mgmt

79

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	8	ELECTION OF THE BOARD OF DIRECTORS. IF YOU WISH TO VOTE SELECTIVELY, YOU MUST CUMULATE YOUR SHARES. PLEASE CONTACT YOUR REPRESENTATIVE IF YOU WISH TO DO SO.		For	Withhold		Mgmt

For the election of directors for ADR holders, the ballot does not enable shareholders to concentrate their cumulative votes. Because it is recommended that independent shareholders cumulate their votes behind Kleiner, and withhold the votes from the remaining 21 nominees, and because this ADR ballot does not allow such a practice, shareholders have no choice but to withhold votes from the entire item.

	9	ELECT ARKHIPOV DMITRIY ALEKSANDROVICH TO THE AUDIT COMMISSION OF THE COMPANY		For	For		Mgmt
	10	ELECT BIKULOV VADIM KASYMOVICH TO THE AUDIT COMMISSION OF THE COMPANY		For	For		Mgmt
	11	ELECT GULYUKINA SVETLANA ALEKSEEVNA TO THE AUDIT COMMISSION OF THE COMPANY		For	For		Mgmt
	12	ELECT DOMARATSKAYA NELYA NIKOLAEVNA TO THE AUDIT COMMISSION OF THE COMPANY		For	For		Mgmt
	13	ELECT ISHUTIN RAEFAEL VLADIMIROVICH TO THE AUDIT COMMISSION OF THE COMPANY		For	For		Mgmt
	14	ELECT KOSTERIN MAKSIM NIKOLAEVICH TO THE AUDIT COMMISSION OF THE COMPANY		For	For		Mgmt
	15	ELECT LOBANOVA NINA VLADISLAVOVNA TO THE AUDIT COMMISSION OF THE COMPANY		For	For		Mgmt
	16	ELECT LYSAK OLGA ALEKSANDROVNA TO THE AUDIT COMMISSION OF THE COMPANY		For	For		Mgmt
	17	ELECT TKACHENKO ANDREI PETROVICH TO THE AUDIT COMMISSION OF THE COMPANY		For	For		Mgmt
	18	ELECT TOROPOV SERGEI VLADIMIROVICH TO THE AUDIT COMMISSION OF THE COMPANY		For	For		Mgmt
	19	ELECT FEDOROV ALEKSANDR ANATOLIEVICH TO THE AUDIT COMMISSION OF THE COMPANY		For	For		Mgmt
	20	ELECT SHUBIN YURIY IVANOVICH TO THE AUDIT COMMISSION OF THE COMPANY		For	For		Mgmt

06/23/04 - A	Genting Berhad		Y26926116			None		388,000
	1	Accept Financial Statements and Statutory Reports for the Financial Year Ended Dec. 31, 2003		For	For		Mgmt

80

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	2	Approve Final Dividends for the Financial Year Ended Dec. 31, 2003		For	For		Mgmt
	3	Approve Remuneration of Directors in the Amount of MYR597,699 for the Financial Year Ended Dec. 31, 2003		For	For		Mgmt
	4	Elect Lim Kok Thay as Director		For	For		Mgmt
	5	Elect Quah Chek Tin as Director		For	For		Mgmt
	6	Elect Mohd Amin bin Osman as Director		For	For		Mgmt
	7	Elect Gunn Chit Tuan as Director		For	For		Mgmt
	8	Approve Auditors and Authorize Board to Fix Their Remuneration		For	For		Mgmt
	9	Approve Issuance of Equity or Equity-Linked Securities without Preemptive Rights in Any Amount Up to Ten Percent of Issued Share Capital		For	For		Mgmt

This item requests the authority to issue shares without preemptive rights up to a maximum of 10 percent of issued share capital at the date of approval. The capital raised under this item will be used for various unspecified purposes. This authority is valid for one year or until the next meeting of shareholders. This routine item adheres to Malaysian regulations.

	10	Authorize Repurchase of Up to Ten Percent of Issued Share Capital		For	For		Mgmt

This resolution would extend for one year the board’s authority to repurchase company shares. This authority is limited to 10 percent of the outstanding share capital of the company on the date the resolution is passed. This authority operates under strict regulatory guidelines of the Kuala Lumpur Stock Exchange, and there is no reason to object to this item.

Special Business
	1	Amend Article 118 Re: Insertion of a New Article 118A which Creates the Position of an Honorary Life Chairman of the Company		For	For		Mgmt

The board is seeking shareholder approval to provide in the Company’s bylaws an article creating the honorary post of “Honorary Life Chairman” in the Company. This position is intended to honor the Group’s founding chairman, Tan Sri Lim Goh Tong. Mr. Tong founded the group 38 years ago. This is a reasonable request.

81

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

11/18/03 - A	Gold Fields Limited		S31755101			None		47,100
Annual Meeting Agenda
	1	Accept Financial Statements and Statutory Reports for the Year Ended June 30, 2003		For	For		Mgmt
	2	Elect Directors		For	For		Mgmt
	2.1	Reelect J.M. McMahon as Director		For
	2.2	Reelect B.R. Van Rooyen as Director		For
	2.3	Reelect C.I. Von Christierson as Director		For
	2.4	Reelect A.J. Wright as Director		For
	3	Place Authorized But Unissued Shares under Control of Directors		For	For		Mgmt

This resolution would place the company’s authorized but unissued ordinary shares (excluding ordinary shares reserved for the company’s share purchase scheme and share option scheme) at the disposal and under the control of the directors. The resolution would empower the directors to issue those shares to such persons and on such terms as the directors see fit. Any such issuances would be subject to the requirements of the South African Companies Act and the Johannesburg Stock Exchange. This resolution is essentially a legal formality.

	4	Approve Issuance of Shares without Preemptive Rights up to a Maximum of 15 Percent of Issued Capital		For	For		Mgmt

This proposal would grant the board the authority to issue all the unissued shares in the company with or without preemptive rights. At present, there are about 528 million shares available under the existing authorized capital of one billion shares.The amount of potential dilution that existing shareholders would have to accept is a maximum of 15 percent in a one-year period. This is a reasonable request.

	5	Authorize the Company and Any of Its Subsidiaries to Repurchase Up to 20 Percent of the Company’s Issued Share Capital		For	For		Mgmt

Approval of resolution 5 would permit Gold Fields or any of its subsidiaries to acquire shares issued by the company, its holding company, or any of its subsidiaries until the next AGM. The reason for proposing this request is to enable the company to acquire its own shares in accordance with the listing requirements of the Johannesburg Stock Exchange (JSE). The aggregate number of securities repurchased by a company may not, in any one financial year, exceed 20 percent of that company’s issued share capital, provided that any general repurchase (in which shareholders give the company a mandate for share repurchases during the coming year) may not exceed ten percent of that company’s share capital of that class in any one financial year. This is a routine request.

82

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

03/08/04 - S	Gold Fields Limited		S31755101			None		47,100
Special Meeting Agenda
	1	Approve Issuance by GFI Mining of New Shares Representing 15 Percent of Issued Capital of GFI to Mvelaphanda Gold (Pty) Ltd.		For	For		Mgmt

Items 1-2. At this meeting, shareholders are asked to approve two resolutions as part of the scheme of arrangement entered into between Gold Fields Limited (Gold Fields) and Mvelaphanda Resources Limited (Mvelaphanda). In Item 1, the board seeks authorization to issue GFI Mining (GFI) shares representing 15 percent of GFI’s issued capital to Mvelaphanda Gold (Pty) Limited (Mvela Gold). Item 2 seeks shareholder approval to authorize the board to issue new Gold Fields shares to Mvela Gold, Micawber or Mezzanine Financiers if shares equivalent to 15 percent of the issued capital of GFI are acquired by the company based on the right of call pursuant to the scheme. The scheme of arrangement between Gold Fields and Mvela is proposed in order to fulfill Gold Fields’ obligations under the South African Mining Charter. The Charter lays down the Broad-Based Economic Empowerment (BEE) requirements for companies operating in the mining sector. Based on the legal requirements and reasonable dilution, it is recommended that shareholders support these resolutions.

2

Approve Issuance by Company of New Shares to Mvelaphanda, Micawber or Mezzanine Financiers if Shares Equivalent to 15 Percent of Issused Capital of GFI Mining are Acquired by Company Pursuant to Right of Call

				For	For		Mgmt
	3	Authorize Board to Ratify and Execute Approved Resolutions		For	For		Mgmt

03/30/04 - S	GREAT WALL AUTOMOBILE		Y2866Z104			03/09/04		137,500
	1	Amend Articles Re: Change in Registered Address		For	For		Mgmt

This item seeks to amend the Articles of Association to reflect the change in the company’s registered address. This request is not expected to have any demonstrable impact on shareholder value or rights.

83

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/19/04 - A	GREAT WALL AUTOMOBILE		Y2866Z104			04/19/04		51,000
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Reappoint Ernst & Young Hua Ming and Ernst & Young as Domestic and International Auditors Respectively and Authorize Board to Fix Their Remuneration		For	For		Mgmt
	3	Approve Increase in Registered Capital from RMB341.0 Million to RMB472.1 Million		For	For		Mgmt

This request is being made to reflect the company’s issuance of 131.1 million H shares of RMB1.0 ($0.1) each on Dec. 15, 2003. Given that this increase in registered capital represents only issued shares, a vote in favor of this resolution is recommended. It should be noted, however, that the company is under investigation for stock manipulation by the Securities and Futures Commission due to massive price movements. The company’s shares surged by as much as 65 percent from their offer price of HK$13.30 according to bloomberg news.

	4	Approve Issuance of Equity or Equity-Linked Securities without Preemptive Rights		For	Against		Mgmt

This resolution is a standard request in Hong Kong for board authority to issue new shares representing up to 10 percent of current outstanding share capital, other than as a rights issue. The directors would have total discretion on the issuance of these shares. The authority would lapse after one year or at the next meeting of shareholders. Because the company has not provided specific language and terms that there will be (1) adequate restrictions on discounts and (2) no authority to refresh the share issuance amounts without prior shareholder approval, it is recommended that shareholders oppose this request.

	5	Amend Articles of Association		For	For		Mgmt

This item seeks to amend certain provisions in the articles of association in light of recent changes to applicable laws namely the Companies (Amendment) Ordinance and the Listing Rules. These amendments are proposed in order to update the provisions of the articles in line with revisions made to applicable rules and regulations. In view of this, it is recommended that shareholders vote in favor of this resolution.

84

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/29/04 - A	Grupo Aeropuertoario Del Sureste, S.A. de C.V.		P4950Y118			None		613,600
	1	Approve Financial Statements, Statutory Reports, and Allocation of Income		For	For		Mgmt
	2	Approve Dividend of MXN 0.56 Per Series B and BB Shares		For	For		Mgmt
	3	Elect Principal and Alternate Directors, and Supervisory Board Members		For	For		Mgmt
	4	Approve Remuneration of Directors and Supervisory Board Members		For	For		Mgmt
	5	Designate Inspector or Shareholder Representative(s) of Minutes of Meeting		For	For		Mgmt

04/21/04 - A	Grupo Carso Sa De Cv		P46118108			None		392,000
Only Mexican Nationals May Legally Vote at This Meeting
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Allocation of Income and Dividends of MXN 0.70 Per Share		For	For		Mgmt
	3	Authorize Repurchase of Shares up to Aggregate Nominal Amount of MXN 3 Billion		For	For		Mgmt

This resolution would allow the board to repurchase shares in accordance with the limits established by Circular 11-16 of the Mexican Securities Commission (CNV), which allows share repurchases to be carried out with funds either from revenues or reserve accounts. The shares are usually cancelled after a repurchase. Share repurchases drive up stock prices by providing a buyer as well as improving earnings per share comparisons. Mature, cash-flow positive companies often favor share repurchases over dividends for tax reasons. Thus, when timed correctly, repurchases are a legitimate use of corporate funds and can enhance long-term shareholder returns.

	4	Approve Discharge of Management Board		For	For		Mgmt
	5	Elect Members to Management and Supervisory Board; Fix Their Remuneration		For	For		Mgmt

85

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	6	Designate Shareholder Representatives to Approve and Sign Minutes of Meeting		For	For		Mgmt

12/16/03 - S	Grupo Elektra S.A.		P3642B213			None		258,000
	1	Amend Articles Re: Compliance with Mexican Market Law		For	For		Mgmt

This item seeks shareholder approval to amend several of the company’s articles. The amendments are designed to conform the company’s bylaws to recent changes in Mexico’s financial laws approved on Mar. 19, 2003. Such changes include: disclosure of information for listing of securities on the stock exchange (including both names of the firm and legal advisor, and/or issuer name), providing information regarding terms for share repurchase programs, setting internal share listing requirements , and requiring independence for external auditors and legal advisors as determined by Mexican Financial Market Law. These modifications would not jeopardize shareholder value and, in fact, serve to enhance shareholder value.

	2	Approve Merger Agreement with ELektra Trading and Consulting Group SA de CV		For	For		Mgmt

Items 2-3. Under these resolutions, Grupo Bimbo is seeking shareholder permission to absorb its subsidiary, Elektra Trading and Consulting Group SA de CV. Grupo Elektra already owns 99.6 percent of Elektra Trading. This resolution consists of internal restructuring measures and it should not be viewed as an acquisition proposal. The resolution also proposes that Elektra Trading’s representatives, upon completion of the absorption, would be granted or have in Grupo Elektra the same authority that they had in Elektra Trading unless Grupo Elektra revokes them. As dilution amounting from this resolution would be minimal, it is recommended that shareholders approve these items.

	3	Approve Granting and Revoking of Powers		For	For		Mgmt
	4	Other Business (Voting)		For	Against		Mgmt
There was not enough information available to make an informed voting decision.
	5	Designate Inspector or Shareholder Representative(s) to File Required Documents in the Public Commerce Registry and to Execute Approved Resolutions		For	For		Mgmt

86

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

10/16/03 - S	Grupo Financiero Banorte S.A.		P49501201			None		93,900
	1	Approve Cash Dividend		For	For		Mgmt
	2	Designate Inspector or Shareholder Represntative(s) to Execute Dividend Distribution		For	For		Mgmt
	3	Approve Minutes of Meeting		For	For		Mgmt

01/07/04 - S	Grupo Financiero BBVA Bancomer		P49505145			None		2,844,000
	1	Amend Articles Re: Compliance With Mexican Market Legislation		For	For		Mgmt

This item seeks shareholder approval to amend several of the company’s articles. The amendments are designed to conform the company’s bylaws to recent changes in Mexico’s financial laws approved on Mar. 19, 2003. Such changes include: disclosure of information for listing of securities on the stock exchange (including both names of the firm and legal advisor, and/or issuer name), providing information regarding terms for share repurchase programs, setting internal share listing requirements, and requiring independence for external auditors and legal advisors as determined by Mexican Financial Market Law. These modifications would not jeopardize shareholder value and, in fact, serve to enhance shareholder value. As the amendments would be changed to conform to company law, their approval is recommended.

	2	Designate Two Shareholders to Approve and Sign Minutes of Meeting		For	For		Mgmt

04/14/04 - S	Grupo Financiero Inbursa S.A. De C.V.		P4950U165			None		1,115,600
	1	Ratify Resolutions Approved at EGM Held on April 29, 2003		For	Against		Mgmt

This resolution seeks that shareholders ratify the resolutions approved at the EGM held on April 29, 2003. Most of these requests are non-contentious modifications that would not jeopardize shareholder value. The modification requests for article 7, however, seek to adopt additional methods to prevent change of control. By prohibiting subsidiaries from buying their parent company shares, and requiring board approval for share purchases above 5 percent of the company’s capital, Grupo Inbursa is limiting minority shareholders from increasing their share ownership. Because of this potential antitakeover device, there is no choice but to recommend voting against the entire item.

87

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	2	Amend Articles		For	Against		Mgmt
There was not enough information available to make an informed voting decision.
	3	Designate Inspector or Shareholder Representative(s) of Minutes of Meeting		For	For		Mgmt

04/30/04 - A	Grupo Mexico SA de CV (fm. Nueva Gr. Mexico SACV)		P49538112			None		494,000
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Accept Audit Committee Report		For	For		Mgmt
	3	Approve Allocation of Income		For	For		Mgmt
	4	Elect Members to Management and Supervisory Boards and Audit, Executive, and Remuneration Committees		For	For		Mgmt
	5	Approve Remuneration of Directors and Supervisory Board and Committee Members		For	For		Mgmt
	6	Authorize Board to Ratify and Execute Approved Resolutions		For	For		Mgmt

12/23/03 - S	Grupo Televisa, S.A.		40049J206			None		78,383
Meeting For Series A Shareholders (Holders of CPOs and ADRs Who Are Mexican Nationals and Those With Foreign Exclusion Clause May Vote at Meeting)
	1	Amend Articles Re: Compliance with Mexican Market Law Approved on 6-2-01 and 3-19-03 Respectively		For	For		Mgmt

This item seeks shareholder approval to amend several of the company’s articles. The amendments are designed to conform the company’s bylaws to recent changes in Mexico’s financial laws approved on Mar. 19, 2003. Such changes include: disclosure of information for listing of securities on the stock exchange (including both names of the firm and legal advisor, and/or issuer name), providing information regarding terms for share repurchase programs, setting internal share listing requirements, and requiring independence for external auditors and legal advisors as determined by Mexican Financial Market Law.

88

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	2	Approve Capital Reduction Via Cancellation of Treasury Shares; Amend Article 6 Accordingly		For	For		Mgmt
	3	Designate Inspector or Shareholder Representative(s) of Minutes of Meeting		For	For		Mgmt

12/23/03 - S	Grupo Televisa, S.A.		P4987V137			None		293,800
	1	Amend Deed of Issuance for Non-Redeemable CPOs Based on Shares Series A, D, and L to Comply with Mexican Market Law Approved on 6-2-01		For	For		Mgmt

Items 1-2. These items ask shareholders to cancel company treasury shares. The company wishes to cancel the $50 million in shares the company has repurchased to date. The proposal is a technicality concerning the share certificates that comprise the CPO’s in relation to the share repurchase. Treasury shares are often repurchased shares or remainders of shares not subscribed during a previous issuance. Since these shares are not currently traded and do not count against outstanding capital, their cancellation would not affect share liquidity nor impact shareholder value. This transaction would complete the process of repurchased shares. Shareholders are often concerned about the misuse by management of repurchased shares. Approval for the cancellation provides transparency as to their final destination. This is considered to be a routine accounting measure in Mexico.

	2	Approve Resolutions Regarding Issuance of CPOs and Ratio of Underlying Shares		For	For		Mgmt
	3	Other Business (Voting)		For	Against		Mgmt
Details of other business items not disclosed.

06/02/04 - A	GZI Transport		G4211X107			05/24/04		2,550,000
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Final Dividend		For	For		Mgmt
	3a	Reelect Chen Guangsong as Director		For	For		Mgmt
	3b	Reelect Chen Jiahong as Director		For	For		Mgmt
	3c	Reelect Liang Ningguang as Director		For	For		Mgmt
	3d	Reelect Du Xinrang as Director		For	For		Mgmt

89

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	3e	Reelect Lau Hon Chuen Ambrose as Director		For	For		Mgmt
	3f	Approve Remuneration of Directors and Determine the Maximum Number of Directors		For	For		Mgmt
	4	Reappoint Auditors and Authorize Board to Fix Their Remuneration		For	For		Mgmt
	5a	Approve Issuance of Equity or Equity-Linked Securities without Preemptive Rights		For	Against		Mgmt

This resolution is a standard request in Hong Kong for board authority to issue new shares representing up to 10 percent of current outstanding share capital, other than as a rights issue. The directors would have total discretion on the issuance of these shares. The authority would lapse after one year or at the next meeting of shareholders. Because the company has not provided specific language and terms that there will be (1) adequate restrictions on discounts and (2) no authority to refresh the share issuance amounts without prior shareholder approval, it is recommended that shareholders oppose this request.

	5b	Approve Repurchase of Up to 10 Percent of Issued Capital		For	For		Mgmt

This resolution would extend for one year the board’s authority to repurchase company shares at their discretion. This authority is limited to 10 percent of the outstanding share capital of the company on the date the resolution is passed. This authority operates under strict regulatory guidelines of the SEHK. This is a routine repurchase proposal.

	5c	Authorize Reissuance of Repurchased Shares		For	For		Mgmt

This resolution authorizes the board to reissue any shares repurchased under the general mandate to repurchase shares approved above, without limiting the general mandate to issue shares also approved above. This authority would also be limited to the maximum 10 percent allowed to be repurchased. This request is being made to renew the authority, as the authority to reissue repurchased shares expired with the convening of this meeting. This is a routine request.

	6	Amend Bylaws Re: Electronic Communication, Voting at General Meetings, Material Interest of Directors in Contracts Entered into by the Company, Nomination of Directors		For	For		Mgmt

This item seeks to amend certain provisions in the articles of association in light of recent changes to applicable laws namely the Companies (Amendment) Ordinance and the Listing Rules. These amendments are proposed in order to update the provisions of the articles in line with revisions made to applicable rules and regulations. In view of this, it is recommended that shareholders vote in favor of this resolution.

90

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

03/26/04 - A	HANARO TELECOM		Y2997E103			12/31/03		175,435
	1	Approve Financial Statements		For	For		Mgmt
	2	Approve Disposition of Deficit		For	For		Mgmt
	3	Approve Stock Option Grants		For	For		Mgmt

The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans and other favorable terms of the plan. A vote in favor of this proposal is recommended.

	4	Approve Limit on Remuneration of Directors		For	For		Mgmt
	5	Amend Terms of Severance Payments to Executives		For	For		Mgmt
	6	Amend Articles of Incorporation Re: Business Objectives, Issuance of Shares Without Preemptive Rights		For	For		Mgmt

This item seeks approval for amendments to the company’s articles of incorporation, to allow the company to expand its business objectives by adding the long-distance and international telephony businesses, to expand the provisions for share issuances without preemptive rights to specifically include “shares issued to domestic strategic or financial investors or the employees or officers of the Company up to an amount not exceeding 10% of the then-current total issued and outstanding shares, and to delete from the category of “special resolutions,” which require approval by a two-thirds majority of shareholders, the acquisition of all or a substantial part of the business of another company. This change tracks an amendment to Korea’s Commercial Code.

	7	Elect Outside Directors		For	Against		Mgmt

Mr. Park, an affiliated outside director based on Newbridge Capital’s participation in the consortium which took control of Hanaro last year, is being nominated to serve on the audit committee. When Mr. Park was first named to the board at last October’s EGM, he was not named to the audit committee; which then included outside directors not affiliated with Newbridge or its fellow investors. Because audit committees should consist exclusively of independent directors, shareholders should oppose this resolution.

91

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

03/19/04 - A	Hanjin Shipping		Y3053K108			12/31/03		86,000
	1	Approve Appropriation of Income and Dividends of KRW 750 Per Share		For	For		Mgmt
	2	Amend Articles of Incorporation Re: Payment of Quarterly Dividends		For	For		Mgmt

This item seeks to approve an amendment to the company’s articles of incorporation. The company seeks shareholder approval to add provisions to its articles giving it the authority to pay quarterly dividends. Many Korean companies are adding similar language to their articles this year. There is no reason to oppose this resolution.

	3	Elect Directors		For	For		Mgmt
	4	Elect Member of Audit Committee		For	For		Mgmt
	5	Approve Limit on Remuneration of Directors		For	For		Mgmt

09/01/03 - S	Harmony Gold Mining Ltd.		S34320101			08/08/03		25,100
Special Meeting Agenda
	1	Approve Increase in Authorized Capital From ZAR 125 Million to ZAR 175 Million		For	For		Mgmt

This item proposes to increase Harmony’s authorized capital from ZAR 125 million ($17 million) to ZAR 175 million ($23.8 million), an increase of 40 percent. Following the increase in authorized capital and the increase in issued capital in connection with the acquisition of ARMgold proposed in Item 2, Harmony would have 71 percent of its authorized capital on issue, so this would not be of any concern.

	2	Approve Scheme of Arrangement Between Company and African Rainbow Minerals Gold Ltd., Substitute Offer, and Issuance of Up to 64 Million Harmony Shares		For	For		Mgmt

Approve acquisition of African Rainbow (ARMgold), South Africa’s fourth-largest gold producer, by Harmony, as well as the substitute offer and the issuance of up to 64 million Harmony shares pursuant to the acquisition. Following the implementation of the acquisition agreement, Harmony and ARMgold will have merged under Harmony (new Harmony). Based on the favorable price of the transaction, expected strategic benefits of this acquisition, as well as overall positive market reaction, it is recommended that shareholders support this proposal.

92

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	3	Place Authorized But Unissued Shares under Control of Directors		For	For		Mgmt

Routine resolution in this market which would place the company’s authorized but unissued ordinary shares (excluding ordinary shares reserved for the company’s share purchase scheme and share option scheme) at the disposal and under the control of the directors.

	4	Approve Issuance of Shares without Preemptive Rights up to a Maximum of 15 Percent of Issued Capital		For	For		Mgmt

Routine resolution which would grant the board the authority to issue all the unissued shares in the company with or without preemptive rights. However, the maximum amount of shares which could be granted under this item is 15 percent of the issued share capital.

	5	Authorize Board to Ratify and Execute Approved Resolutions		For	For		Mgmt

07/29/03 - S	Hindustan Lever Ltd.		Y3218E138			None		41,192
	1	Approve Spin-Off Agreement Involving Edible Oils and Fats Undertaking		For	For		Mgmt

The board is seeking shareholder approval for a spin-off agreement involving the company’s edible oils and fats business. Pursuant to the terms of this agreement, Hindustan Lever expects to sell such undertaking to U.S.-based, Bunge Ltd. for a total consideration of approximately INR 900 million ($18.5 million). This is a reasonable request in connection with Hindustan Lever’s plan to enhance growth through putting its resources behind fewer product names.

09/24/03 - A	Hindustan Petroleum		Y3224R123			None		93,226
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Dividends of INR 18 Per Share		For	For		Mgmt
	3	Reappoint S. Vijayaraghavan as Director		For	For		Mgmt
	4	Reappoint B. Mohanty as Director		For	For		Mgmt

93

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	5	Reappoint R.V. Shah as Director		For	For		Mgmt
	6	Reappoint N.K. Puri as Director		For	For		Mgmt
	7	Approve Batliboi & Purohit as Auditors and Authorize Board to Fix Their Remuneration		For	For		Mgmt
	8	Appoint M.S. Srinivasan as Director		For	For		Mgmt
	9	Appoint C. Ramulu as Director		For	For		Mgmt
	10	Amend Corporate Purpose		For	For		Mgmt

This resolution is to authorize the company to initiate its undertaking in the upstream segment of the energy sector which includes oil exploration and production activities. This request shall give the company the authority to undertake such activities either on its own or in conjunction with any government or state authority, or company in India or abroad. Because the newly proposed undertaking does not represent a significant contrast from the company’s main business focus of refining oil, and manufacturing petroleum and petroleum products, it is recommended that shareholders support this proposal.

12/24/03 - S	Hon Hai Precision Industry		Y36861105			11/24/03		1,031,376
	1	Approve Merger Agreement with Ambit Microsystem Corp. Agreement		For	For		Mgmt

Items 1-3. These items seek shareholder approval for the company to merge with Ambit Microsystems Corp. (Ambit). The total consideration for the acquisition amounts to NTD 36.7 billion ($1.08 billion) which will be satisfied through the issuance of 238 million Hon Hai shares. The company will swap 0.672 of its shares for every one Ambit Microsystems share. Meanwhile, Item 3 seeks to expand Hon Hai’s business scope to include Restrained Telecom Radio Frequency Equipment and Materials Import, as well as to increase the authorized capital of the company to NTD 36 billion ($1.06 billion) from NTD 30 billion ($882.3 million) as a result of the merger with Ambit Microsystems. The amount of potential dilution to shareholders from the issuance of shares is approximately 9.4 percent. A vote in favor of the proposed merger is recommended.

	2	Issue Shares in Connection with Merger with Ambit Microsystem Corp.		For	For		Mgmt
	3	Amend Articles of Association Re: Changes in Articles to Reflect Merger		For	For		Mgmt

94

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/10/04 - A	Hon Hai Precision Industry		Y36861105			04/09/04		1,031,376
	1.1	Receive Report on 2003 Business Operation Results		None	None		Mgmt
	1.2	Receive Supervisors’ Report		None	None		Mgmt
	1.3	Receive Report on Indirect Investment		None	None		Mgmt
	1.4	Receive Report on Overseas Convetible Bonds		None	None		Mgmt
	1.5	Receive Report on Mergers and Acquisition		None	None		Mgmt
	1.6	Receive Other Reports		None	None		Mgmt
	2.1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2.2	Approve Allocation of Income and Dividends		For	For		Mgmt
	2.3	Approve Capitalization of 2003 Dividends and Employee Profit Sharing		For	For		Mgmt
	2.4	Approve New Rights Issue to Sponsor Depository Receipts Offering		For	For		Mgmt
	2.5	Amend Articles of Association		For	For		Mgmt
	2	Elect Directors		For	For		Mgmt
	2.7	Approve Release of Restrictions of Competitive Activities of Directors		For	For		Mgmt
	3	Other Business		None	None		Mgmt

07/18/03 - A	Housing Development Finance Corp. Ltd.		Y37246157			None		50,997
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Dividends of INR 7.5 Per Share		For	For		Mgmt
	3	Reappoint S.B. Patel as Director		For	For		Mgmt
	4	Reappoint B.S. Mehta as Director		For	For		Mgmt
	5	Reappoint S.A. Dave as Director		For	For		Mgmt
	6	Reappoint S. Venkitaramanan as Director		For	For		Mgmt
	7	Approve S.B. Billimoria & Co. as Auditors and Authorize Board to Fix Their Remuneration		For	For		Mgmt
	8	Approve Pannell Kerr Forster as Branch Auditors and Authorize Board to Fix Their Remuneration		For	For		Mgmt
	9	Approve Reappointment and Remuneration of D.S. Parekh, Managing Director		For	For		Mgmt
	10	Approve Reappointment and Remuneration of R.S. Karnad, Executive Director		For	For		Mgmt

95

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

10/22/03 - S	Huadian Power International (former Shandong Int’l Power Dev		Y7681F100			None		1,240,000
	1	Appoint Ding Huiping, Zhao Jinghua, Hu Yuanmu and Wang Chuanshun as Independent Directors and Authorize Board to Fix Their Remuneration		For	For		Mgmt
	2	Approve the Establishment of a Strategic Committee, an Audit Committee and a Remuneration and Monitoring Committee		For	For		Mgmt

06/29/04 - A	Huadian Power International (former Shandong Int’l Power Dev		Y3738Y101			05/28/04		900,200
Ordinary Business
	1	Accept Report of the Directors		For	For		Mgmt
	2	Accept Report of the Supervisory Committee		For	For		Mgmt
	3	Accept Financial Statements and Auditors’ Reports		For	For		Mgmt
	4	Approve Final Dividend of RMB0.035 Per Share		For	For		Mgmt
	5	Approve KPMG, CPAs and KPMG Huazhen as International and Domestic Auditors Respectively and Authorize Board to Fix Their Remuneration		For	For		Mgmt
Special Business
1a

Approve Issuance to Individuals and Institutional Investors in the PRC and China Huadian Corp. of Renminbi Denominated Domestic Ordinary Shares with a Nominal Value of RMB1.0 Each (A Shares) and List Such A Shares on the Shanghai Stock Exchange

				For	For		Mgmt
	1b	Approve Proposed Issue of A Shares to China Huadian Corp.		For	For		Mgmt
	2	Approve Intended Use of Proceeds Raised from the Proposed A Share Issue and Authorize Board to Finalize the Particulars of the Proposal		For	For		Mgmt
	3	Amend Articles Re: Proposed A Share Issue		For	For		Mgmt
	4	Amend Articles Re: Voting at General Meetings, Nomination of Directors, Material Interest of Directors in Contracts Entered into by the Company

96

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

07/22/03 - S	Huaneng Power International Inc.		Y3744A105			07/02/03		964,000
	1	Approve Transfer Agreement Entered into by Huaneng Power International Inc and China Huaneng Group		For	For		Mgmt

The proposal will allow Huaneng Power International to acquire stakes in fellow subsidiaries of the Huaneng Group. The planned equity acquisitions are: 55 percent registered equity of Qinbei Power Plant; 60 percent registered equity of Yushe Power Plant, and entire assets and liabilities of Xindian Power Plant. Because these will be funded by the company’s internal cash reserves, it is recommended that shareholders support this resolution.

	2.1	Approve Guarantee Agreements Entered into by China Huaneng Group and its Subsidiaries		For	For		Mgmt

The proposal will approve the arrangement in respect of the guarantees and the relevant agreements among Henan Huaneng Qinbei Power Generation Ltd., Shanxi Huaneng Yushe Power Ltd., China Huaneng Group Xindian Power Plant with China Huaneng Group acting as guarantor.

	2.2	Approve Loan Borrowing Agreement Entered into by China Huaneng Group and Shanxi Huaneng Yushe Power Limited Liability Company		For	For		Mgmt
	2.3	Approve Deposit and Borrowing Agreements Entered Among Henan Huaneng Qinbei Power Generation Ltd, Shanxi Huaneng Yushe Power Ltd, China Huaneng Group Xindian Power Plant, and China Huaneng Finance Co		For	For		Mgmt

05/11/04 - A	Huaneng Power International Inc.		Y3744A105			04/08/04		566,000
	1	Accept Directors’ Report		For	For		Mgmt
	2	Accept Supervisors’ Report		For	For		Mgmt
	3	Accept Financial Statements		For	For		Mgmt
	4	Approve PricewaterhouseCoopers Zhong Tien CPAs and PricewaterhouseCoopers as Domestic and International Auditors Respectively and Authorize Board to Fix Their Remuneration		For	For		Mgmt
	5	Approve Remuneration of Independent Directors		For	For		Mgmt
	6	Approve Allocation of Income and Dividends		For	For		Mgmt

97

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	7	Approve Capitalization of Capital Reserve and Retained Earning		For	For		Mgmt

The proposal seeks to capitalize a portion of the company’s capital reserve and retained earning and distribute new fully paid shares to shareholders free of charge; there is no cost to shareholders to maintain their stakes and no risk of dilution. This procedure transfers wealth to shareholders and does not significantly impact share value. The only impact on shareholders is that by increasing the number of shares on issue, the company could increase liquidity, enhance marketability, and ultimately expand its shareholder base. This item is pursuant to the bonus issue of item 6.

	8	Amend Articles of Association		For	For		Mgmt

The proposal seeks to amend artilcles of association to reflect registered capital and its capital structure due to 2003 bonus issue; to insert a pragraph that requires shareholders’ approval for guarantee provided by the company that has amount greater than 20 percent of the company’s net assets, board of directors’ consent for amount range between five to 20 percent of the company’s net assets, and chairman and vice chairman of the board to decide on guarantee less than five percent; and other technical amendments that will have neutral effect to shareholders’ value.

06/15/04 - S	Huaneng Power International Inc.		Y3744A105			05/14/04		169,800
1

Approve Acquisition of 40 Percent Interest in Hebei Hanfeng Power Generation Limited Liability Co. and 90 Percent Interest in Jinggangshan Huaneng Power Generation Limited Liability Co. and Agreement for the Transfer of Huaneng Group Interest

				For	For		Mgmt
2

Approve Acquisition of Huaneng Hunan Yueyang Power Generation Limited Liability Co., Huaneng Chongqing Luohuang Power Generation Limited Liability Co. and the Entire Assets and Liabilities of Huaneng Intl. Power Devt. Corp. Yingkou Branch Co.

				For	For		Mgmt

98

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	3	Approve Guarantee Arrangements and Agreements Between Hebei Hanfeng Power Generation Limited Liability Co., Jinggangshan Huaneng Power Generation Limited Liability Co. and China Huaneng Group		For	Against		Mgmt
There was not enough information available to make an informed voting decision.
	4	Approve Entrusted Loan Arrangement Between Huaneng Hunan Yueyang Power Generation Limited Liability Co., Huaneng Intl. Power Devt. Corp. and China Huaneng Finance Co.		For	Against		Mgmt
There was not enough information available to make an informed voting decision.
	5	Approve Loan and Deposit Arrangement Between Jinggangshan Huaneng Power Generation Limited Liability Co. and China Huaneng Finance Co.		For	Against		Mgmt
There was not enough information available to make an informed voting decision.

09/29/03 - A	Hughes Software Systems		Y3751L101			None		101,859
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Dividends of INR 2 Per Share		For	For		Mgmt
	3	Reappoint A. Ganguli as Director		For	For		Mgmt
	4	Reappoint V. Dhar as Director		For	For		Mgmt
	5	Reappoint J. Shaw as Director		For	For		Mgmt
	6	Reappoint J. Lucchese as Director		For	For		Mgmt
	7	Approve Deloitte Haskins and Sells as Auditors and Authorize Board to Fix Their Remuneration		For	For		Mgmt
	8	Approve Voluntary Delisting of Company Shares		For	For		Mgmt

The board is seeking shareholder approval to delist its equity shares and all other securities from the Delhi Stock Exchange. With the substantial increase in trading volume taking place in the Mumbai and National stock exchanges, trading volumes at smaller stock exchanges, such as the ones mentioned above, have fallen significantly. Because delisting shares from these exchanges would cut costs without a demonstrable effect on the company’s share value, it is recommended that shareholders support this resolution.

	9	Approve Reappointment and Remuneration of A. Kumar, Managing Director		For	For		Mgmt

99

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

03/22/04 - A	Hylsamex Sa De Cv		P5230D147			None		162,613
Holders of CPOs May Vote at This Meeting
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Allocation of Income; Fix Amount of Funds Available for Share Repurchase		For	For		Mgmt
	3	Elect Management and Supervisory Boards and Fix Remuneration		For	For		Mgmt
	4	Designate Shareholder Representatives to Approve and Sign Minutes of Meeting		For	For		Mgmt
	5	Approve Minutes of Meeting		For	For		Mgmt

06/25/04 - S	Hylsamex Sa De Cv		P5230D147			None		162,613
1

Approve Increase in Fixed Portion of Share Capital Through Issuance of 180 Million New Series L Shares With No Voting Rights and Convertible in Series B Shares; Authorize Board to Determine Terms of Issuance

				For	For		Mgmt

Under this resolution, the company seeks shareholder approval to increase the fixed portion of its share capital through the issuance of 180 million new series L shares with no voting rights and convertible in series B shares in a bid to raise $273 million to service its $1 billion debt. Hylsamex’s issuance request represents 58.25 percent of the company’s outstanding capital. Recognizing that this request is for a specific purpose (paying down debt) and that refusing such request could jeopardize the company’s debt restructuring plan, it is recommended that shareholders approve this resolution.

	2	Amend Article 7 Re: Increase in Share Capital		For	For		Mgmt

This item seeks shareholder approval to amend the company’s articles. This amendment is designed to reflect the change in the company’s capital following the request in the previous item. This is a routine request that would have no impact on shareholder value.

	3	Designate Shareholder Representatives of Minutes of Meeting		For	For		Mgmt
	4	Approve Minutes of Meeting		For	For		Mgmt

100

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

02/27/04 - A	Hyosung Corp.		Y3818Y120			12/31/03		144,836
	1	Approve Appropriation of Income and Dividends		For	For		Mgmt
	2	Elect Director(s)		For	For		Mgmt
	3	Elect Member(s) of Audit Committee		For	For		Mgmt
	4	Approve Limit on Remuneration of Directors		For	For		Mgmt

03/19/04 - A	HYUNDAI DEPARTMENT STORE CO LTD		Y3830W102			12/31/03		68,954
	1	Approve Appropriation of Income and Dividends of KRW 600 Per Share		For	For		Mgmt
	2	Approve Limit on Remuneration of Directors		For	For		Mgmt
	3	Approve Limit on Remuneration of Auditors		For	For		Mgmt

03/12/04 - A	Hyundai Mobis		Y3849A109			12/31/03		63,340
	1	Approve Appropriation of Income and Dividends of KRW 1250 Per Ordinary Share		For	For		Mgmt
	2	Amend Articles of Incorporation		For	For		Mgmt

This item seeks to approve amendments to the company’s articles of incorporation to allow the company to delete the langugage in its articles authorizing it to manufacture and sell aerospace equipment and machinery, to issue redeemable preferred stock, to allow the company to change the exercise period for stock options, to increase the number of directors on the board from between six and ten directors to between seven and eleven directors, to increase the proportion of outside directors from “at least half of the board” to “a majority of the board.”, and to add provisions to the articles allowing payment of quarterly dividends. Many Korean companies are adding similar language to their articles this year. Because the proposed changes are mostly neutral-to-positive ones, support for the whole item is recommended.

	3	Elect Director(s)		For	For		Mgmt
	4	Elect Member(s) of Audit Committee		For	For		Mgmt
	5	Approve Limit on Remuneration of Directors		For	For		Mgmt

03/12/04 - A	Hyundai Motor Co.		Y38472109			12/31/03		169,330
	1	Approve Appropriation of Income and Dividends of KRW 1000 Per Share		For	For		Mgmt

101

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	2	Amend Articles of Incorporation		For	For		Mgmt

This item seeks to approve amendments to the company’s articles of incorporation to allow the company to change the exercise period for stock options. and to increase the number of directors on the board from between six and ten directors to between seven and eleven directors. Additionally, the company seeks to increase the proportion of outside directors from “at least half of the board” to “a majority of the board.” Because the proposed amendments are neutral-to-positive ones, support for the whole item is recommended.

	3	Elect Directors		For	For		Mgmt
	4	Elect Member of Audit Committee		For	For		Mgmt
	5	Approve Limit on Remuneration of Directors		For	For		Mgmt

07/31/03 - A	I-FLEX SOLUTIONS LTD		Y3864R102			None		6,412
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Dividends of INR 2.5 Per Share		For	For		Mgmt
	3	Reappoint W.T. Comfort, Jr. as Director		For	For		Mgmt
	4	Reappoint Y.M. Kale as Director		For	For		Mgmt
	5	Approve S.R. Batliboi & Associates as Auditors and Authorize Board to Fix Their Remuneration		For	For		Mgmt
	6	Approve Issuance of Equity or Equity-Linked Securities without Preemptive Rights up to an Aggregate Amount of $150 Million		For	For		Mgmt

This isssuance request without preemptive rights represents approximately 21.9 percent of the company’s outstanding share capital. This amount is reasonable for general issuances without preemptive rights.

	7	Approve Increase in Foreign Shareholding		For	For		Mgmt

The board is requesting shareholder approval to increase the limit on foreign ownership of the company’s shares from 24 to 60 percent. This resolution comes about as a result of the changes in Indian corporate law regarding foreign holdings in domestic companies. As the foreign investment is deemed beneficial to existing shareholders, a vote in favor of this proposal is recommended.

	8	Authorize Capitalization of Reserves to Effect One-for-One Bonus Issue		For	For		Mgmt

102

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

08/25/03 - A	ICICI BANK		Y38575109			None		58,631
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Dividends on Preference Shares		For	For		Mgmt
	3	Approve Dividends of INR 7.5 Per Common Share		For	For		Mgmt
	4	Reappoint S.R. Sathe as Director		For	For		Mgmt
	5	Reappoint A. Puri as Director		For	For		Mgmt
	6	Reappoint M.G. Subrahmanyam as Director		For	For		Mgmt
	7	Reappoint K. Morparia as Director		For	For		Mgmt
	8	Approve S.R. Batliboi & Co. as Auditors and Authorize Board to Fix Their Remuneration		For	For		Mgmt
	9	Authorize Board to Appoint Branch Auditors and to Fix Their Remuneration		For	For		Mgmt
	10	Appoint P.C. Ghosh as Director		For	For		Mgmt
	11	Appoint M.K. Sharma as Director		For	For		Mgmt
	12	Approve Remuneration of L.D. Gupte, Joint Managing Director		For	For		Mgmt
	13	Approve Delisting of Company Shares		For	For		Mgmt

The board is seeking shareholder approval to delist its equity shares and all other securities from the Ahmedabad, Bangalore, Calcutta, Delhi, and Madras stock exchanges. With the substantial increase in trading volume taking place in the Mumbai and National stock exchanges, trading volumes at smaller stock exchanges, such as the ones mentioned above, have fallen significantly. Because delisting shares from these exchanges would cut costs without a demonstrable effect on the company’s share value, it is recommended that shareholders support this resolution.

03/12/04 - S	ICICI BANK		Y38575109			None		138,186
	1	Approve Issuance of Equity or Equity-Linked Securities without Preemptive Rights		For	For		Mgmt

The company is requesting that shareholders authorize the board to issue an aggregate face value of equity shares of up to ten percent of the Bank’s outstanding shares. Pursuant to the terms of this transaction, the board expects to sell up to approximately INR 35 billion ($773 million) worth of shares in order to raise funds to expand following an 85-percent surge in consumer loans last year. As this request is necessary to raise funds for such growth and maintain capital adequacy, it is recommended that shareholders support this request.

103

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	2	Approve Reappointment and Remuneration of L.D. Gupte, Joint Managing Director		For	For		Mgmt

11/04/03 - A	Imperial Holdings Limited		S38127106			None		124,292
Ordinary Business
	1	Approve Minutes of Nov. 4, 2002 AGM		For	For		Mgmt

Approval of this resolution would permit Imperial or any of its subsidiaries to acquire shares issued by the company until the next AGM. The aggregate number of securities repurchased by a company may not, in any one financial year, exceed 20 percent of that company’s issued share capital, provided that any general repurchase (in which shareholders give the company a mandate for share repurchases during the coming year) may not exceed ten percent of that company’s share capital of that class in any one financial year. When timed correctly, corporate stock repurchases are a legitimate use of corporate funds and can add to long-term shareholder returns. For this reason a vote in favor of the board’s proposal is recommended.

	2	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	3	Approve Remuneration of Directors		For	For		Mgmt
	4	Authorize Board to Ratify and Execute Approved Resolutions		For	For		Mgmt
	5	Place Authorized But Unissued Shares under Control of Directors		For	For		Mgmt

This resolution would place the company’s authorized but unissued ordinary shares (excluding 19.8 million ordinary shares reserved for the company’s share purchase scheme and share option scheme) at the disposal and under the control of the directors. The resolution would empower the directors to issue those shares to such persons and on such terms as the directors see fit. Any such issuances would be subject to the requirements of the South African Companies Act and the Johannesburg Stock Exchange. This resolution is essentially a legal formality.

	6	Approve Issuance of Shares, Options, or Convertible Securities without Preemptive Rights up to a Maximum of 15 Percent of Issued Capital		For	For		Mgmt

This proposal would grant the board the authority to issue all the unissued shares in the company with or without preemptive rights. The amount of potential dilution that existing shareholders would have to accept is a maximum of 15 percent in a one-year period. This is a reasonable request.

104

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	7	Confirm Appointment of M.J. Leeming and S.A. Tati as Directors		For	For		Mgmt
	8	Approve Simultaneous Re-Appointment of Retiring Directors		For	For		Mgmt
	9	Elect Directors		For	For		Mgmt
	10	Authorize Repurchase of Up to 20 Percent of Issued Share Capital		For	For		Mgmt

Approval of this resolution would permit Imperial or any of its subsidiaries to acquire shares issued by the company until the next AGM. The aggregate number of securities repurchased by a company may not, in any one financial year, exceed 20 percent of that company’s issued share capital, provided that any general repurchase (in which shareholders give the company a mandate for share repurchases during the coming year) may not exceed ten percent of that company’s share capital of that class in any one financial year. When timed correctly, corporate stock repurchases are a legitimate use of corporate funds and can add to long-term shareholder returns. For this reason a vote in favor of the board’s proposal is recommended.

	11	Approve Reduction of Share Premium Account		For	For		Mgmt

Shareholders are asked to authorize the board to reduce the company’s share premium account by up to 20 percent of issued capital by way of a general distribution to shareholders. A request to transfer funds from one reserve to another is not unusual. This item should have little or no impact on share value.

	12	Other Business		None	None		Mgmt

03/05/04 - S	Imperial Holdings Limited		S38127106			None		80,692
Special Meeting Agenda
	1	Approve Creation of up to 50 Million Deferred Ordinary Shares		For	For		Mgmt
	2	Amend Articles Re: Rights and Conditions Attached to Deferred Ordinary Shares		For	For		Mgmt
	3	Approve Issuance of 22.8 Million Deferred Ordinary Shares to Ukhamba Holdings (Pty) Ltd.		For	For		Mgmt
	4	Authorize Board to Ratify and Execute Approved Resolutions		For	For		Mgmt

105

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/12/04 - A	Infosys Technologies Ltd		Y4082C133			None		4,153
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Dividends of INR 15 Per Share		For	For		Mgmt
	3	Reappoint D.M. Satwalekar as Director		For	For		Mgmt
	4	Reappoint M.G. Subrahmanyam as Director		For	For		Mgmt
	5	Reappoint S. Gopalakrishnan as Director		For	For		Mgmt
	6	Reappoint S.D. Shibulal as Director		For	For		Mgmt
	7	Reappoint T.V. Mohandas Pai as Director		For	For		Mgmt
	8	Approve Bharat S. Raut & Co. as Auditors and Authorize Board to Fix Their Remuneration		For	For		Mgmt
	9	Approve Delisting of Company Shares		For	For		Mgmt

The board is seeking shareholder approval to delist its equity shares and all other securities from one or more secondary stock exchanges. With the substantial increase in trading volume taking place in the Mumbai and National stock exchanges, trading volumes at smaller stock exchanges, such as the ones mentioned above, have fallen significantly. Because delisting shares from these exchanges would cut costs without a demonstrable effect on the company’s share value, it is recommended that shareholders support this resolution.

	10	Approve Commission Remuneration of Non-executive Directors		For	For		Mgmt
	11	Approve Remuneration of Executive Directors		For	For		Mgmt
	12	Approve Remuneration of Executive Directors		For	For		Mgmt
	13	Approve Reappointment and Remuneration of S. Gopalakrishnan, Deputy Managing Director		For	For		Mgmt
	14	Approve Increase in Authorized Capital to INR 1.5 Billion		For	For		Mgmt

Items 14-16. Shareholders are asked to approve an increase in the company’s authorized capital from INR 500 million ($10.5 million) to INR 1.5 billion ($31.6 million), an increase of 200 percent. The proposed increase shall be made through the creation of an additional 200 million common shares of par value INR 5 ($0.11) each. The company currently has approximately 66.6 million shares outstanding, or roughly 66.6 percent of the current authorization. After the authorization increase, the company will have roughly 22.2 percent of the enlarged authorization outstanding. Item 15 seeks to amend the company’s articles to reflect the proposed increase in authorized share capital. Because the board is seeking to issue approximately 199.9 million shares in connection with the bonus issue proposed in Item 16, a vote in favor of these resolutions is recommended.

106

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	15	Amend Articles of Association Re: Increase in Authorized Share Capital		For	For		Mgmt
	16	Authorize Capitalization of Reserves for Bonus Issue		For	For		Mgmt
	17	Approve Welfare Trust		For	For		Mgmt

Under this item, the board is seeking approval to transfer 353,400 shares remaining from the Infosys Technologies Ltd. Employees Welfare Trust (the Trust) to a new trust to be established for the benefit of the company’s employees. 750,000 warrants were issued to the original welfare trust under the 1994 Stock Offer Plan, which expires in September 2004. This is a reasonable request

04/02/04 - A	Italian-Thai Development Pub Ltd		Y4211C111			03/16/04		727,400
	1	Approve Minutes of Previous AGM		For	For		Mgmt
	2	Accept Report on Company Performance in 2003		For	For		Mgmt
	3	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	4	Approve Allocation of Income		For	For		Mgmt
	5	Approve Dividend of Baht 0.50 per Share		For	For		Mgmt
	6	Elect Directors and Fix Their Remuneration		For	For		Mgmt
	7	Approve Auditors and Authorize Board to Fix Their Remuneration		For	For		Mgmt
	8	Reduce Par Value of Common Stock to Baht 1 from Baht 10		For	For		Mgmt

Items 8-9. These items seek shareholders’ approval to change the par value from Baht 10 ($0.25) to Baht 1 ($0.025) per share coinciding with an increase of the company’s ordinary shares to 3.7 billion shares. This is a 10-for-1 stock split. As this proposal is designed to make the shares more affordable to some investors and to provide an indicator of the health of the company, a vote in favor is recommended.

	9	Amend Memorandum of Association to Reflect Decrease in Par Value		For	For		Mgmt

107

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	10	Amend Articles of Association		For	For		Mgmt

This item seeks to modify the Articles of Association by giving the company the ability to repurchase its share capital. The new amended rules on the buy back of the company’s own shares will give the board full discretion to buy back the amount not exceeding 10 percent of its paid up capital without seeking the approval from a shareholders’ meeting before undertaking such share repurchases. This item not contentious.

	11	Authorize Issuance of Debentures not exceeding Baht Five Billion or its Equivalent in Other Currency		For	For		Mgmt

The proposal seeks shareholders’ approval to issue and offer domestic or overseas convertible debentures in the amount not exceeding Baht 5 billion ($125.9 million) to the general public, specific investors, and/or institutional investors. As the issuance of debentures is a common financing tool by Thailand companies, a vote in favor is recommended.

	12	Approve Increase in Registered Capital to Baht 4.6 Billion		For	For		Mgmt

Items 12, 13, and 14 seek shareholders’ approval to increase the company’s registered capital from Baht 3.7 billion ($94.1 million) to Baht 4.6 billion ($115.8 million) by issuing 855 million ordinary shares at the par value of Baht 1 ($0.025) per share. Also included in the agenda is to amend the Memorandum of Association of the company to reflect the increase of registered capital. If fully subscribed and converted, worst case dilution of the issuance of 855 million ordinary shares will be 22.9 percent. This is a reasonable request.

	13	Amend Memorandum of Association to Reflect Increase in Registered Capital		For	For		Mgmt
	14	Approve Allocation of 855 Million Ordinary Shares		For	For		Mgmt
	15	Other Business		For	Against		Mgmt

04/26/04 - A	Itausa, Investimentos Itau S.A.		P58711105			None		2,269,000
Ordinary Business; Preference Shareholders are Entitled to Vote on Item 3
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Ratify Allocation of Income		For	For		Mgmt
	3	Elect Directors and Supervisory Board Members		For	For		Mgmt

108

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	4	Approve Remuneration of Directors, Executive Directors, and Supervisory Board		For	For		Mgmt
Special Business
	5	Cancel Company Treasury Ordinary and Preference Shares		For	For		Mgmt
	6	Authorize BRL 141.5 Million Increase in Capital Via Capitalization of Reserves		For	For		Mgmt
	7	Amend Articles to Reflect Changes in Capital as Proposed in Items 5 and 6		For	For		Mgmt
	8	Authorize BRL 158.5 Million Capital Increase Through Issuance of 21.8 Million Ordinary Shares and 36.9 Million Preference Shares at BRL 2.70 Per Share		For	For		Mgmt

08/11/03 - S	JD Group Ltd.		S40920118			None		75,412
Special Business
	1	Amend Articles Re: Odd Lot Offers		For	For		Mgmt

Items 1-3. In these items, the company is seeking shareholder approval for an odd-lot offer, by which the company aims to reduce the number of odd-lot shareholders and thereby reduce its administrative costs. The odd-lot offer will benefit shareholders by allowing the company to reduce the record keeping and mailing expenses it incurs as a result of the large number of shareholders. As no shareholder will be compelled to surrender shares, and there will be minimal dilution to continuing shareholders from new share issuances, it is recommended that shareholders approve these resolutions.

	2	Authorize Repurchase of Shares Pursuant to Odd-Lot Offer		For	For		Mgmt
	3	Approve Odd-Lot Offer		For	For		Mgmt
	4	Approve Amended JD Group Employee Share Incentive Scheme		For	For		Mgmt

The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans and other favorable terms of the plan. A vote in favor of this proposal is recommended.

	5	Authorize Board to Ratify and Execute Approved Resolutions		For	For		Mgmt

02/11/04 - A	JD Group Ltd.		S40920118			None		233,612
Ordinary Business
	1	Accept Financial Statements and Statutory Reports for Year Ended Aug. 31, 2003		For	For		Mgmt

109

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	2	Reelect M.E. King, D. Konar, and I.D. Sussman as Directors		For	For		Mgmt
	3	Approve Issuance of Shares without Preemptive Rights up to a Maximum of Six Percent of Issued Capital		For	For		Mgmt

This proposal would grant the board the authority to issue all the unissued shares in the company with or without preemptive rights. The amount of potential dilution that existing shareholders would have to accept is a maximum of six percent in a one-year period. This is a reasonable requesst.

	4	Reappoint Deloitte & Touche as Auditors		For	For		Mgmt

03/23/04 - S	Jiangsu Expressway		Y4443L103			02/23/04		1,056,000
	1	Approve Deloitte Touche Tohmatsu as Auditors and Approve RMB1.18 Million Per Annum as Remuneration		For	For		Mgmt
	2	Amend Articles Re: Recognized Clearing House, Election of Directors, Composition of Supervisory Committee, Approval for the Granting of Any Guarantee of Liabilities		For	For		Mgmt

Item proposes several amendments to the Company’s articles of association. The changes seek to update the provision relating to the taking effect of the Securities and Futures Ordinance which replaced the Securities and Futures (Clearing Houses) Ordinance and modify the composition of the Supervisory Committee by decreasing the number of shareholders’ representatives by one and increasing the number of staff representatives by the same number to better reflect the views of the Company’s staff. Lastly, one proposed amendment seeks to impose restrictions on the Company’s provision of financial guarantees. Restrictions set in the new article include the prohibition on the provision of guarantees to entities with a gearing ratio over 70 percent and the imposition of a cap on the aggregate amount of financial guarantees that may be provided by the Company. The new article seeks to limit the aggregate amount of guarantees to 50 percent of total net assets. These amendments are brought forward for approval to update the contents of the Company’s articles of association in accordance with changes made to and requirements set by applicable rules and regulations with the end goal of enhancing the Company’s corporate governance and protecting its assets and financial performance.

110

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/28/04 - A	Jiangsu Expressway		Y4443L103			05/28/04		1,056,000
	1	Accept Directors’ Report		For	For		Mgmt
	2	Accept Supervisors’ Report		For	For		Mgmt
	3	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	4	Approve Allocation of Income and Final Dividend of RMB0.145 Per Share		For	For		Mgmt
	5	Reappoint Deloitte Touche Tohmatsu CPAs Ltd. and Deloitte Touche Tohmatsu as PRC and International Auditors and Fix Their Remuneration at RMB1.2 Million		For	For		Mgmt
	6	Elect Xie Jia Quan as Director for a Term Commencing on the Date of this Meeting Up to the Date of the Annual Meeting for the Year 2006		For	For		Mgmt
	7	Approve Investment of RMB10.5 Billion in the Widening of the Existing Four-Lane Dual Carriageway of the Jiangsu Section of Shanghai-Nanjing Expressway into an Eight-Lane Dual Expressway		For	For		Mgmt
	8	Approve Proposal to Pay RMB6.4 Million to Employees Qualified Under the Cash Housing Allowance Scheme		For	For		Mgmt
	9	Amend Articles Re: Voting at General Meetings and Nomination of Directors		For	For		Mgmt

This item seeks to amend certain provisions in the articles of association in light of recent changes to applicable laws namely the Companies (Amendment) Ordinance and the Listing Rules. These amendments are proposed in order to update the provisions of the articles in line with revisions made to applicable rules and regulations. In view of this, it is recommended that shareholders vote in favor of this resolution.

06/18/04 - A	Kaulin Manufacturing Co Ltd		Y4590M102			04/19/04		408,000
	1.1	Receive Report on 2003 Business Operation Results		None	None		Mgmt
	1.2	Receive Supervisors’ Report		None	None		Mgmt
	2.1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2.2	Approve Allocation of Income and Dividends		For	For		Mgmt
	3.1	Approve Capitalization of 2003 Dividends and Employee Profit Sharing		For	For		Mgmt
	3.2	Amend Articles of Association		For	For		Mgmt

111

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	3.3	Amend Nomination Procedures for the Board		For	For		Mgmt
	3.4	Amend Rules and Procedures on Board Meeting		For	For		Mgmt
	3.5	Approve Cancellation of Rules and Procedures on Supervisory Board Meeting		For	For		Mgmt
	4	Other Business		None	None		Mgmt

04/09/04 - A	Kiatnakin Finance and Securities Public Co Ltd		Y47675114			03/22/04		1,330,300
	1	Approve Minutes of Previous AGM		For	For		Mgmt
	2	Accept Report on Company Performance in 2003		For	For		Mgmt
	3	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	4	Approve Allocation of Income and Dividend of Baht 2.25 per Share		For	For		Mgmt
	5	Elect Directors and Fix Their Remuneration		For	For		Mgmt
	6	Approve Auditors and Authorize Board to Fix Their Remuneration		For	For		Mgmt
	7	Accept Report on the Remuneration and Benefits of the Directors and Executive Officers		For	For		Mgmt
	8	Accept Report of the Audit Committee		For	For		Mgmt
	9	Authorize Issuance of Debentures not exceeding Baht 10 Billion or its Equivalent in Other Currency		For	For		Mgmt

The proposal seeks shareholders’ approval to issue and offer domestic or overseas secured or unsecured debentures in the amount not exceeding Baht 10 billion ($251.8 million) to the general public and institutional investors. The term of the debentures will not exceed ten years.Current debt-to-asset ratio of the company stands at 18.3 percent, and debt-to-equity ratio stands at 60.9 percent, which is very reasonable for Thailand.

	10	Other Business		For	Against		Mgmt
There was not enough information available to make an informed voting decision.

06/17/04 - A	Komercni Banka A.S.		X45471111			06/10/04		14,490
	1	Open Meeting		None	None		Mgmt
	2	Elect Chairman and Other Meeting Officials; Approve Procedural Rules		For	For		Mgmt
	3	Approve Board Report		For	For		Mgmt
	4	Discuss Financial Statements and Consolidated Financial Statements		None	None		Mgmt

112

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	5	Receive Supervisory Board Report on Financial Statements, Allocation of Income, and Related Party Transactions		None	None		Mgmt
	6	Approve Financial Statements		For	For		Mgmt
	7	Approve Allocation of Income		For	For		Mgmt
	8	Approve Consolidated Financial Statements		For	For		Mgmt
	9	Authorize Share Repurchase Program		For	For		Mgmt

Shareholders are asked to authorize the management board to purchase company shares until the date of the next AGM. The authorization would allow for the purchase of shares over a period of 18 months at a price determined by shareholders in accordance with the provisions of Article 161 of the Czech Commercial Code. The maximum value of shares that may be purchased is 10 percent of total share capital, and all shares must be cancelled within 18 months of their repurchase.

	10	Approve Remuneration of Directors		For	For		Mgmt
	11	Amend Articles of Association		For	For		Mgmt
This item seeks shareholder approval for a series of editorial and non-contentious amendments to the company’s articles of association. A vote in favor of this item is recommended.
	12	Close Meeting		None	None		Mgmt

03/23/04 - A	Kookmin Bank		Y4822W100			12/31/03		281,829
	1	Approve Non-Consolidated Financial Statements and Disposition of Deficit, with No Dividends		For	For		Mgmt
	2	Amend Articles of Incorporation		For	For		Mgmt

This item seeks approval for amendments to the bank’s articles of incorporation to change the primary newspaper used for the bank’s official public notices, to establish minimum qualifications for the bank’s outside directors, to provide that the bank’s president shall be recommended by a “Committee on Recommendation for President Candidates,” and to establish qualifications for the members of the bank’s audit committee. As the amendments are neutral or positive ones, support for the whole item is recommended.

	3	Elect Directors		For	For		Mgmt
	4	Elect Members of Audit Committee		For	For		Mgmt
	5	Approve Stock Option Grants		For	For		Mgmt

The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans and other favorable terms of the plan. A vote in favor of this proposal is recommended.

113

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

07/31/03 - S	Korea Electric Power Corp		Y48406105			06/30/03		108,690
	1	Elect Directors		For	For		Mgmt
	2	Amend Articles of Incorporation Re: Preemptive Rights		For	For		Mgmt

This item seeks to approve an amendment to the company’s articles of incorporation to add a new item to the list of circumstances in which preemptive rights do not apply. Specifically, preemptive rights would not apply “If new shares are issued to any person who makes a contribution in-kind pursuant to the Act on the Contribution In-Kind of State Properties.” The other circumstances in which preemptive rights do not apply, already specified in KEPCO’s articles, include the issuance of shares to the public pursuant to the Securities and Exchange Act, the issuance of shares to members of KEPCO’s employee stock ownership association, and the issuance of shares represented by depositary receipts. As this amendment will not have a significant impact on shareholders’ rights or obligations, there is no reason to oppose this resolution.

03/19/04 - A	Korea Electric Power Corp		Y48406105			12/31/03		258,970
	1	Approve Appropriation of Income and Dividends of KRW 1050 Per Share		For	For		Mgmt
	2	Elect Han Joon-Ho as New President		For	For		Mgmt

03/19/04 - A	Korean Air Co. Ltd. (formerly Korean Air Lines)		Y4936S102			12/31/03		148,605
	1	Approve Financial Statements and Appropriation of Income, with No Dividends		For	For		Mgmt
	2	Elect Directors		For	Against		Mgmt

As chairman of both Korean Air and its parent Hanjin Group, Cho Yang-Ho cannot disclaim responsibility for his companies’ apparent involvement in illegal political contributions. Accordingly, shareholders should express their dissatisfaction by voting against Mr. Cho’s reappointment to the board. Because Korean Air is presenting both director nominees in a single voting resolution, this will necessarily entail a vote against Mr. Lee as well.

114

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	3	Elect Members of Audit Committee		For	For		Mgmt
	4	Approve Limit on Remuneration of Directors		For	For		Mgmt
03/12/04 - A	KT Corp (formerly Korea Telecom Corporation)		Y49915104			12/31/03		129,220
	1	Approve Appropriation of Income and Dividends of KRW 2000 Per Common Share		For	For		Mgmt
	2	Amend Articles of Incorporation to Reduce Maximum Board Size, Allow Multiple Representative Directors, Change Newspaper Used for Public Notices		For	For		Mgmt

s item seeks to approve a number of amendments to the company’s articles of incorporation regarding KT’s “method of public notification”, fixing the maximum number of directors at 12, down from the current 15, choosing more than one representative director, and expanding the pool of executives from which standing (executive) directors may be chosen. Because the amendments are all neutral or positive, support for the whole item is recommended.

	3	Elect Members of Audit Committee		For	For		Mgmt
	4	Elect Directors		For	For		Mgmt
	4.3	Elect a Shareholder-Nominee to the Board		Against	Against		ShrHoldr

Management’s nominees will be better able to represent the interests of all shareholders than the candidate supported by KT’s labor union. It is therefore recommended that shareholders support candidates 1 and 2, and oppose the shareholder nominee, candidate 3.

	5	Approve Limit on Remuneration of Directors		For	For		Mgmt
	6	Amend Terms of Management Contract with Company President		For	For		Mgmt

The company seeks to amend its Management Contract to provide that the president’s management goals include a non-consolidated revenue target of KRW 12.4 trillion ($10.63 billion) by the end of 2005, rather than the current target of KRW 14.76 trillion ($12.66 billion). There is no reason to oppose this resolution.

115

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

11/19/03 - A	Kumba Resources Limited		S4294L100			None		105,700
Ordinary Business
	1	Accept Financial Statements and Statutory Reports for Year Ended June 30, 2003		For	For		Mgmt
	2	Elect Directors		For	For		Mgmt
	3	Approve Remuneration of Directors for Year Ended June 30, 2003		For	For		Mgmt
	4	Approve Remuneration of Directors for Financial Year 2004		For	For		Mgmt
	5	Authorize Board to Fix Remuneration of the Auditors		For	For		Mgmt
	6	Place Authorized But Unissued Shares under Control of Directors		For	For		Mgmt

This resolution would place the company’s authorized but unissued ordinary shares at the disposal and under the control of the directors. The resolution would empower the directors to issue those shares to such persons and on such terms as the directors see fit. Any such issuances would be subject to the requirements of the South African Companies Act and the Johannesburg Stock Exchange. This resolution is essentially a legal formality.

	7	Approve Issuance of Shares without Preemptive Rights up to a Maximum of 15 Percent of Issued Capital		For	For		Mgmt

This proposal would grant the board the authority to issue all the unissued shares in the company with or without preemptive rights. The amount of potential dilution that existing shareholders would have to accept is a maximum of 15 percent in a one-year period. This is a reasonable request.

	8	Authorize Repurchase of Up to 20 Percent of Issued Share Capital		For	For		Mgmt

Approval of this resolution would permit Imperial or any of its subsidiaries to acquire shares issued by the company until the next AGM. The aggregate number of securities repurchased by a company may not, in any one financial year, exceed 20 percent of that company’s issued share capital, provided that any general repurchase (in which shareholders give the company a mandate for share repurchases during the coming year) may not exceed ten percent of that company’s share capital of that class in any one financial year. When timed correctly, corporate stock repurchases are a legitimate use of corporate funds and can add to long-term shareholder returns. For this reason a vote in favor of the board’s proposal is recommended.

116

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

08/22/03 - A	Larsen & Toubro Ltd		Y5217N126			None		29,786
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Dividends of INR 7.5 Per Share		For	For		Mgmt
	3	Reappoint B.P. Deshmukh as Director		For	For		Mgmt
	4	Reappoint S. Rajgopal as Director		For	For		Mgmt
	5	Reappoint J.P. Nayak as Director		For	For		Mgmt
	6	Reappoint Y.M. Deosthalee as Director		For	For		Mgmt
	7	Approve Vacancy on Board Resulting From Retirement of G. Armbruster		For	For		Mgmt
	8	Appoint K. Sinha as Director		For	For		Mgmt
	9	Approve Delisting of Company Shares		For	For		Mgmt

The board is seeking shareholder approval to delist its equity shares and all other securities from the Ahmedabad, Bangalore, Calcutta, Delhi, and Madras stock exchanges. With the substantial increase in trading volume taking place in the Mumbai and National stock exchanges, trading volumes at smaller stock exchanges, such as the ones mentioned above, have fallen significantly. Because delisting shares from these exchanges would cut costs without a demonstrable effect on the company’s share value, it is recommended that shareholders support this resolution.

	10	Approve Issuance of Shares Pursuant to the Share Option Scheme		For	For		Mgmt

The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans and other favorable terms of the plan. A vote in favor of this proposal is recommended

	11	Approve Sharp & Tannan as Auditors and Authorize Board to Fix Their Remuneration		For	For		Mgmt

117

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

02/03/04 - S	Larsen & Toubro Ltd		Y5217N126			None		64,423
	1	Approve Scheme of Arrangement Between UltraTech CemCo Ltd., Grasim Industries Ltd. and the Company		For	For		Mgmt

Items 1-2. Shareholders are being asked to approve a scheme of arrangement between Grasim Industries, Ltd., Larsen & Toubro Ltd. (L&T), and its wholly-owned subsidiary UltraTech CemCo Ltd. (CemCo). Pursuant to the terms of the scheme, the directors seek to spin-off its cement unit, CemCo, and convert it into a separate company. Consequently, the demerged business unit, including all assets and liabilities shall be transferred to and vested in the newly spun-off unit. L&T shall own 20 percent of the new company and will sell an approximate 8.5-percent stake of CemCo to Grasim Industries for roughly INR 171.3 ($3.52) per share, or a total consideration of INR 3.6 billion ($74 million). The balance of the equity shareholding shall be held by the shareholders of L&T in the same proportion in which shares they hold in L&T. The share entitlement ratio for every shareholder of L&T shall be in the ratio of two common shares in CemCo with par value INR 10 ($0.21) each for every five common shares of INR 10 ($0.21) each held in L&T. Cemco shares that are issued to shareholders in consideration for the spin-off shall be listed to trading on relevant stock exchanges in India, where L&T’s shares are listed. Because the transaction should not have any adverse impact on L&T’s share value, it is recommended that shareholeders approve these items.

	2	Amend Par Value of Common Stock		For	For		Mgmt

02/03/04 - C	Larsen & Toubro Ltd		Y5217N126			None		64,423
	1	Approve Scheme of Arrangement Between UltraTech CemCo Ltd., Grasim Industries Ltd. and the Company		For	For		Mgmt

Items 1-2. Board seeks to spin-off its cement unit, CemCo, and convert it into a separate company. Consequently, the demerged business unit, including all assets and liabilities shall be transferred to and vested in the newly spun-off unit. L&T shall own 20 percent of the new company and will sell an approximate 8.5-percent stake of CemCo to Grasim Industries for roughly INR 171.3 ($3.52) per share, or a total consideration of INR 3.6 billion ($74 million). The balance of the equity shareholding shall be held by the shareholders of L&T in the same proportion in which shares they hold in L&T. L&T is attempting to focus on its main engineering business as the main driver for its growth. The spin-off of the cement unit, coupled with the eventual acquisition of an 8.5-percent stake in Cemco by Grasim Industries, should enhance Cemco’s global competitiveness, thereby contributing to the enhancement of L&T’s future business and shareholder value.

	2	Amend Par Value of Common Stock		For	For		Mgmt

118

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

02/25/04 - S	Larsen & Toubro Ltd		Y5217N126			None		64,423
	1	Approve Sale of Glass Container Business Undertaking		For	Against		Mgmt
There was not enough information available to make an informed voting decision.

07/15/03 - A	Lenovo Group Limited (formerly Legend Group Limited)		Y5255N129			07/09/03		243,420
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Final and Special Dividends		For	For		Mgmt
	3	Reelect Directors and Authorize Board to Fix Their Remuneration		For	For		Mgmt
	4	Reappoint PricewaterhouseCoopers as Auditors and Authorize Board to Fix Their Remuneration		For	For		Mgmt
	5a	Approve Issuance of Equity or Equity-Linked Securities without Preemptive Rights		For	For		Mgmt

This resolution is a standard request in Hong Kong for board authority to issue new shares representing up to 20 percent of current outstanding share capital, other than as a rights issue. The directors would have total discretion on the issuance of these shares. The authority would lapse after one year, or at the next meeting of shareholders. This is a reasonable issuance request.

	5b	Approve Repurchase of Up to 10 Percent of Issued Capital		For	For		Mgmt

This resolution would extend for one year the board’s authority to repurchase company shares at their discretion. This authority is limited to 10 percent of the outstanding share capital of the company on the date the resolution is passed. This authority operates under strict regulatory guidelines of the SEHK. When timed correctly, corporate stock repurchases are a legitimate use of corporate funds and can add to long-term shareholder returns.

	5c	Authorize Reissuance of Repurchased Shares		For	For		Mgmt

This resolution authorizes the board to reissue any shares repurchased under the general mandate to repurchase shares approved above, without limiting the general mandate to issue shares also approved above. This authority would also be limited to the maximum 10 percent allowed to be repurchased. This is a routine request.

119

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

03/17/04 - A	LG Chem Ltd.		Y52758102			12/31/03		52,060
	1	Approve Appropriation of Income and Dividends of KRW 1750 Per Ordinary Share		For	For		Mgmt
	2	Amend Articles of Incorporation Re: Separation of Posts of Representative Director and Chairman of the Board		For	For		Mgmt

This item seeks to approve one amendment to the company’s articles of incorporation, to allow the chairman to be chosen by the board from among its members, which amounts to a separation of the chairman and CEO positions, which is positive in terms of shareholder rights.

	3	Elect Directors		For	For		Mgmt
	4	Elect Members of Audit Committee		For	For		Mgmt
	5	Approve Limit on Remuneration of Directors		For	For		Mgmt

03/12/04 - A	LG ELECTRONICS INC		Y5275H177			12/31/03		94,885
	1	Approve Appropriation of Income and Dividends of KRW 1250 Per Ordinary Share		For	For		Mgmt
	2	Amend Articles of Incorporation		For	For		Mgmt

This item seeks to approve amendments to the company’s articles of incorporation to change a preferred stock provision to give management more flexibility in choosing the type and terms of preferred stock, to issue convertible bonds, bonds with warrants, and subscription rights to new shares to domestic and foreign financial agencies for the purpose of raising funds, and to delete a requirement that in case a director is elected to fill a vacancy on the board, the substitute director’s term must expire at what would have been the end of the term of the director he or she is replacing. The flexibility provided by these amendments outweighs any negative features of these provisions.

	3	Elect Directors		For	For		Mgmt
	4	Elect Members of Audit Committee		For	For		Mgmt
	5	Approve Limit on Remuneration of Directors		For	For		Mgmt
	6	Approve Terms of Severance Payments to Executives		For	For		Mgmt

120

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/04/04 - A	LG Investment & Securities Co. (Formerly LG Securities Co)		Y5276J107			03/31/04		82,860
	1	Approve Appropriation of Income, with No Dividend on Ordinary Shares		For	For		Mgmt
	2	Amend Articles of Incorporation Re: Business Objectives, Director Authorities, Interim Dividends		For	For		Mgmt
The proposed amendments are routine amendments dealing with the company’s business objectives and dividends. There is no reason to refuse this request.
	3	Elect Directors		For	For		Mgmt
	4	Elect Member of Audit Committee (Inside Director)		For	For		Mgmt
	5	Elect Members of Audit Committee (Outside Directors)		For	For		Mgmt
	6	Approve Limit on Remuneration of Directors		For	For		Mgmt

03/17/04 - A	LG PETROCHEMICAL		Y5276X106			12/31/03		52,680
	1	Approve Appropriation of Income and Dividends of KRW 1500 Per Share		For	For		Mgmt
	2	Elect Director(s)		For	For		Mgmt
	3	Approve Limit on Remuneration of Directors		For	For		Mgmt

04/29/04 - A	Liberty Group (Formerly Liberty Life Association of Africa)		S44330108			None		206,100
Annual Meeting Agenda
	1	Accept Financial Statements and Statutory Reports for Year Ended Dec. 31, 2003		For	For		Mgmt
	2	Approve Remuneration of Chairman in the Amount of ZAR 825,000		For	For		Mgmt
	3	Approve Remuneration of Directors in the Amount of ZAR 50,000		For	For		Mgmt
	4	Approve Remuneration of Chairman of Audit and Actuarial Committee in the Amount of ZAR 75,000		For	For		Mgmt
	5	Approve Remuneration of Members of Audit and Actuarial Committee in the Amount of ZAR 40,000		For	For		Mgmt
	6	Approve Remuneration of Chairman of Risk Committee in the Amount of ZAR 50,000		For	For		Mgmt
	7	Approve Remuneration of Members of Risk Committee in the Amount of ZAR 25,000		For	For		Mgmt

121

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	8	Approve Remuneration of Chairman of Remuneration Committee in the Amount of ZAR 40,000		For	For		Mgmt
	9	Approve Remuneration of Members of Remuneration Committee in the Amount of ZAR 25,000		For	For		Mgmt
	10	Approve Remuneration of Chairman of Transformation Committee in the Amount of ZAR 50,000		For	For		Mgmt
	11	Approve Remuneration of Members of Transformation Committee in the Amount of ZAR 25,000		For	For		Mgmt
	12	Elect Directors		For	For		Mgmt
	13	Place Authorized But Unissued Shares under Control of Directors		For	For		Mgmt

This resolution would place the company’s authorized but unissued ordinary shares at the disposal and under the control of the directors. The resolution would empower the directors to issue those shares to such persons and on such terms as the directors see fit. Any such issuances would be subject to the requirements of the South African Companies Act and the Johannesburg Stock Exchange. This resolution is essentially a legal formality.

	14	Approve Issuance of Shares without Preemptive Rights up to a Maximum of Ten Percent of Issued Capital		For	For		Mgmt

This proposal would grant the board the authority to issue all the unissued shares in the company with or without preemptive rights. The amount of potential dilution that existing shareholders would have to accept is a maximum of 10 percent in a one-year period. This is a reasonable request.

	15	Authorize Repurchase of Up to Ten Percent of Issued Share Capital		For	For		Mgmt

Approval of this resolution would permit Imperial or any of its subsidiaries to acquire shares issued by the company until the next AGM. The aggregate number of securities repurchased by a company may not, in any one financial year, exceed 20 percent of that company’s issued share capital, provided that any general repurchase (in which shareholders give the company a mandate for share repurchases during the coming year) may not exceed ten percent of that company’s share capital of that class in any one financial year. When timed correctly, corporate stock repurchases are a legitimate use of corporate funds and can add to long-term shareholder returns. For this reason a vote in favor of the board’s proposal is recommended.

122

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/15/04 - A	Lite-on Technology Corp.		Y5313K109			04/16/04		2,927,840
	1.1	Receive Report on 2003 Business Operation Results		None	None		Mgmt
	1.2	Receive Supervisors’ Report		None	None		Mgmt
	1.3	Receive Report on Mergers and Acquisition		None	None		Mgmt
	1.4	Amend Endorsement and Guarantee Operating Guidelines		None	None		Mgmt
	1.5	Receive Report on Issuance of Domestic Convertible Bonds		None	None		Mgmt
	2.1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2.2	Approve Allocation of Income and Dividends		For	For		Mgmt
	2.3	Approve Capitalization of 2003 Dividends and Employee Profit Sharing		For	For		Mgmt
	2.4	Amend Operating Procedures for the Loan of Funds to Other Parties, and Endorsement and Guarantee		For	For		Mgmt

The proposal seeks to include marketable securities as a collateral for other companies to request loans from the company. Previously, the company only allows movable and immovable assets as collateral for the application of loan. However, for a directly or indirectly wholly-owned subsidiary, no collateral and interest payment will be needed.

	2.5	Amend Articles of Association		For	For		Mgmt

The proposal seeks to allow the board to determine the remuneration of directors and supervisors based on their performance, as well as to allow the company to purchase liability insurance for directors and supervisors.

	3	Elect Directors and Supervisors		For	For		Mgmt
	4	Approve Release of Restrictions of Competitive Activities of Directors		For	For		Mgmt
	5	Other Business		None	None		Mgmt

123

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

07/19/03 - S	Mahindra & Mahindra		Y54164135			None		88,823
	1	Amend Memorandum of Association Re: Change in Corporate Purpose		For	For		Mgmt

The board is seeking shareholder approval to amend the memorandum of association to enable the company to provide various types of business process and strategic services as principals, agents, contractors or through agents, sub-contractors, trustees or otherwise. Specifically, the score of business activities would include the handling of all IT-enable business, administration, and HR-related processes, and may scale up to IT facilities management and handling of upstream business processes. Additionally, the company is also considering to undertake in the business of engineering services in the area of design and product development for the manufacturing of various types of industrial products including products for the automotive industry, and providing related allied services. Given the company’s proficiency in areas of data security systems, intranet and internet connectivity, and acquired specialized skills in managing IT-enabled internal business processes, the newly proposed business initiative should provide the company with a significant opportunity to expand its business. This resolution should not have any adverse impact on share value. It is advised that shareholders support this resolution.

07/28/03 - A	Mahindra & Mahindra		Y54164135			None		88,823
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Dividends of INR 5.5 Per Share		For	For		Mgmt
	3	Reappoint D.S. Parekh as Director		For	For		Mgmt
	4	Reappoint N. Vaghul as Director		For	For		Mgmt
	5	Reappoint K.J. Davasia as Director		For	For		Mgmt
	6	Reappoint A.K. Nanda as Director		For	For		Mgmt
	7	Reappoint B. Doshi as Director		For	For		Mgmt
	8	Approve A.F. Ferguson & Co. as Auditors and Authorize Board to Fix Their Remuneration		For	For		Mgmt
	9	Amend Corporate Purpose		For	For		Mgmt

Items 9-10: The board is seeking shareholder approval to amend the memorandum of association to enable the company to provide various types of business process and strategic services as principals, agents, contractors or through agents, sub-contractors, trustees or otherwise. The board seeks to take advantage of the emerging business opportunity for servicing third-party customers in providing specialized services of outsourcing essential business processes. Because the newly proposed business initiative should not have any adverse impact on share value, it is recommended that shareholders support this resolution.

	10	Amend Memorandum of Association Re: Change in Corporate Purpose		For	For		Mgmt

124

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	11	Approve Maintenance of Records, Copies of Certificates and Documents, to be Held at Satam Estate, Mumbai		For	For		Mgmt
	12	Approve Delisting of Company Shares		For	For		Mgmt

The board is seeking shareholder approval to delist its equity shares and all other securities from the Ahmedabad, Bangalore, Calcutta, Delhi, and Madras stock exchanges. With the substantial increase in trading volume taking place in the Mumbai and National stock exchanges, trading volumes at smaller stock exchanges, such as the ones mentioned above, have fallen significantly. Because delisting shares from these exchanges would cut costs without a demonstrable effect on the company’s share value, it is recommended that shareholders support this resolution.

10/30/03 - C	Mahindra & Mahindra		Y54164135			None		84,416
	1	Approve Merger by Absorption involving Mahindra Eco Mobiles, Mahindra Information Technology and the Company		For	For		Mgmt

04/29/04 - S	Mahindra & Mahindra		Y54164135			None		60,725
	1	Approve Issuance of Equity or Equity-Linked Securities without Preemptive Rights		For	For		Mgmt
The company is requesting that shareholders authorize the board to issue securities with or without preemptive rights to raise up to $100 million. This is a reasonable request.
	2	Approve Increase in Limit on Foreign Shareholding		For	For		Mgmt
The board is requesting shareholder approval to increase the limit on foreign ownership of the company’s shares from 24 to 35 percent. There is no reason to oppose this request.

10/11/03 - A	Malayan Banking Berhad		Y54671105			None		675,100
	1	Accept Financial Statements and Statutory Reports for the Financial Year Ended June 30, 2003		For	For		Mgmt
	2	Approve Final Dividend of MYR0.17 Per Share Less 28 Percent Income Tax for the Financial Year Ended June 30, 2003		For	For		Mgmt
	3	Elect Amirsham A Aziz as Director		For	For		Mgmt

125

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	4	Elect Mohammad bin Abdullah as Director		For	For		Mgmt
	5	Elect Richard Ho Ung Hun as Director		For	For		Mgmt
	6	Elect Muhammad Alias bin Raja Muhd. Ali as Director		For	For		Mgmt
	7	Approve Remuneration of Directors in the Amount of MYR757,000 in Respect of the Financial Year Ended June 30, 2003		For	For		Mgmt
	8	Approve Ernst & Young as Auditors and Authorize Board to Fix Their Remuneration		For	For		Mgmt
	9	Approve Issuance of Equity or Equity-Linked Securities without Preemptive Rights in Any Amount Up to Ten Percent of Issued Share Capital		For	For		Mgmt

This item requests the authority to issue shares without preemptive rights up to a maximum of ten percent of issued share capital at the date of approval. The capital raised under this item will be used for various unspecified purposes. This is a routine financing request that seeks to inject a degree of financing flexibility into Malayan Banking’s operations.

04/28/04 - A	Matav RT		X5215H122			04/20/04		716,640
	1	Approve Directors’ Report on Company Business Policy and Financial Situation in 2003		For	None		Mgmt
	2	Approve Directors’ Report on Business Operations in 2003, Supervisory Board’s Report and Auditor’s Report		For	None		Mgmt
	3	Approve Allocation of Income Earned in 2003 and Dividend of HUF 70 per Share		For	For		Mgmt
	4	Approve Dematerialization of Shares		For	For		Mgmt
	5	Amend Articles of Association		For	For		Mgmt
	6	Elect Management Board		For	For		Mgmt
	7	Elect Supervisory Board		For	For		Mgmt
	8	Approve Remuneration of Management and Supervisory Board Members		For	For		Mgmt
	9	Approve Auditors and Fix Their Remuneration		For	For		Mgmt
	10	Approve Rules of Procedure of Supervisory Board		For	For		Mgmt
The Rules of Procedure of the Supervisory Board will be harmonized with the modifications of the articles of association as described above.

126

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

Shareholder Proposal
	11	Approve Amendments to Matav Stock Option Plan		Against	Against		ShrHoldr
There was not enough information available to make an informed voting decision.
Management Proposals
	12	Other Business		For	Against		Mgmt
Details of other business items not disclosed.

09/29/03 - S	MAXIS COMMUNICATIONS BHD		Y5903J108			None		1,018,000
	1	Approve Grant of an Option to MEASAT Broadcast Network Systems to Subscribe for Ordinary Shares of MYR1.00 Each in Advanced Wireless Technologies, a Wholly-Owned Subsidiary of Maxis Communication Bhd		For	For		Mgmt

The board is seeking approval for the granting of an option to MEASAT Broadcast Network Systems (MBNS) to subscribe for ordinary shares of MYR1.00 ($0.26) each in Advanced Wireless Technologies (AWT). The option will allow MBNS to subscribe for up to 833,334 ordinary shares of MYR1.00 ($0.26) each in AWT, representing 25 percent of the enlarged outstanding capital of the company for an aggregate cash consideration of up to MYR833,334 ($219,298). The total gross proceeds will be used by AWT for its operating expenses. Maxis’ share structure will not be affected as no new share issuances are needed. Identities of the directors who have interests in both Maxis and MBNS are disclosed in the circular to shareholders. These persons and those connected to them will abstain from voting on this resolution. It is recommended that shareholders vote in favor of this item.

	2	Implementation of Shareholders’ Mandate for Recurrent Related Party Transactions with MEASAT Broadcast Network Systems Sdn Bhd and Multimedia Interactive Technologies Sdn Bhd		For	For		Mgmt

Items 2-8. These items seek approval for the renewal of shareholders’ mandate designed to allow the company and its subsidiaries to enter into the recurrent transaction of a revenue or trading nature. These transactions are commercial exchanges conducted between the company and entities that are related to it through personal and/or financial linkages. These transactions are done in the ordinary course of business with parties that have longstanding relationships with Maxis. Shareholders’ approval of this mandate is sought annually, as it would be costly to conduct shareholder meetings every time the company seeks approval for any related party transaction. Interested directors/persons and substantial shareholders abstain from voting on the ratification of this mandate. It is recommended that shareholders vote in favor of these items.

127

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	3	Implementation of Shareholders’ Mandate for Recurrent Related Party Transactions with SRG Asia Pacific Sdn Bhd and UT Projects Sdn Bhd		For	For		Mgmt
	4	Implementation of Shareholders’ Mandate for Recurrent Related Party Transactions with Binariang Satellite Systems Sdn Bhd		For	For		Mgmt
	5	Implementation of Shareholders’ Mandate for Recurrent Related Party Transactions with Tanjong Golden Village Sdn Bhd and Tanjong City Centre Property Management Sdn Bhd		For	For		Mgmt
	6	Implementation of Shareholders’ Mandate for Recurrent Related Party Transactions with Arena Johan Sdn Bhd		For	For		Mgmt
7

Implementation of Shareholders’ Mandate for Recurrent Related Party Transactions with Oakwood, Arab Malaysian Property Trust Management, MBf Property Holdings, AmFinance, Resorts World, Genting Highlands,Genting Golf Course & Genting Property Management

				For	For		Mgmt
	8	Implementation of Shareholders’ Mandate for Recurrent Related Party Transactions with HelTech Padu Bhd		For	For		Mgmt

06/07/04 - A	MAXIS COMMUNICATIONS BHD		Y5903J108			None		442,000
	1	Approve Final Gross Dividend of MYR0.14 Per Share Less Malaysian Tax at 28 Percent for the Financial Year Ended Dec. 31, 2003		For	For		Mgmt
	2	Elect Tan Poh Ching as Director		For	For		Mgmt
	3	Elect Megat Zaharuddin bin Megat Mohd Nor as Director		For	For		Mgmt
	4	Approve PricewaterhouseCoopers as Auditors and Authorize Board to Fix Their Remuneration		For	For		Mgmt

128

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	5	Approve Issuance of Equity or Equity-Linked Securities without Preemptive Rights in Any Amount Up to Ten Percent of Issued Share Capital		For	For		Mgmt

This item requests the authority to issue shares without preemptive rights up to a maximum of 10 percent of issued share capital at the date of approval. The capital raised under this item will be used for various unspecified purposes. This authority is valid for one year or until the next meeting of shareholders. This routine item adheres to Malaysian regulations.

6

Amend Article 170 of the Articles of Association Re: Payment of Dividends or Any Other Sum Payable by the Company in Respect of Shares by Bank or Other Funds Transfer Systems or Other Means to or Through Such Person as the Shareholder May Direct

				For	For		Mgmt

This item seeks the approval of shareholders to amend Article 170 of the Articles of Association re: payment of dividends or any other sum payable by the Company in respect of a share by any bank or other funds transfer systems or other means to or through such person as the shareholder may direct. As the adoption of this new article would improve the efficiency of and facilitate the payment of dividends and other moneys by the company, it is recommended that shareholders support this item.

06/07/04 - S	MAXIS COMMUNICATIONS BHD		Y5903J108			None		442,000
	1	Approve Implementation of Shareholders’ Mandate for Recurrent Related Party Transactions with MEASAT Broadcast Network Systems Sdn Bhd and Multimedia Interactive Technologies Sdn Bhd ‘		For	For		Mgmt
	2	Approve Implementation of Shareholders’ Mandate for Recurrent Related Party Transactions with SRG Asia Pacific Sdn Bhd and UT Projects Sdn Bhd		For	For		Mgmt
	3	Approve Implementation of Shareholders’ Mandate for Recurrent Related Party Transactions with Binariang Satellite Systems Sdn Bhd		For	For		Mgmt

129

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	4	Approve Implementation of Shareholders’ Mandate for Recurrent Related Party Transactions with Tanjong Golden Village Sdn Bhd and Tanjong City Centre Property Management Sdn Bhd		For	For		Mgmt
	5	Approve Implementation of Shareholders’ Mandate for Recurrent Related Party Transactions with Arena Johnson Sdn Bhd and Asas Klasik Sdn Bhd		For	For		Mgmt
6

Approve Implementation of Shareholders’ Mandate for Recurrent Related Party Transactions with Companies Specified in Sections 2.4 (I) and 2.4 (II) of Part A of the Company’s Circular to Shareholders Dated May 21, 2004

				For	For		Mgmt
	7	Approve Implementation of Shareholders’ Mandate for Recurrent Related Party Transactions with HeiTech Padu Bhd		For	For		Mgmt
	8	Amend Existing Bye-Laws Governing the Employee Share Option Scheme		For	Against		Mgmt
There was not enough information available to make an informed voting decision.
	9	Approve Grant of Options to Jamaludin Bin Ibrahim, Chief Executive Officer and an Executive Director of Maxis Communications Bhd Pursuant to the Employee Share Option Scheme and Contract of Service		For	Against		Mgmt
There was not enough information available to make an informed voting decision.

06/09/04 - A	MEDIA TEK INCORP		Y5945U103			04/09/04		244,300
	1.1	Receive Report on 2003 Business Operation Results		None	None		Mgmt
	1.2	Receive Supervisors’ Report		None	None		Mgmt
	2.1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2.2	Approve Allocation of Income and Dividends		For	For		Mgmt
	3.1	Approve Capitalization of 2003 Dividends and Employee Profit Sharing		For	For		Mgmt
	3.2	Amend Articles of Association		For	For		Mgmt

The proposed amendments would establish that directors’ remuneration should be distributed in cash, and that employee profit sharing should be within the range of 10-15 percent of the proposed employee profit sharing and dividends combined. The proposed amendments are non-contentious and will not have any negative effects on shareholder rights or shareholder value.

130

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	4	Other Business		None	None		Mgmt

06/11/04 - A	Mega Financial Holdings Co(frm CTB FINANCIAL HOLDING CO LTD)		Y1822Y102			04/12/04		6,056,000
	1.1	Receive Report on 2003 Business Operation Results		None	None		Mgmt
	1.2	Receive Supervisors’ Report		None	None		Mgmt
	1.3	Receive Report on Issuance of Overseas Corporate Bonds		None	None		Mgmt
	1.4	Receive Report on Execution of Treasury Stocks		None	None		Mgmt
	1.5	Receive Report on the Amendment of Employee Stock Option Plan		None	None		Mgmt
	1.6	Receive Report on the Establishment of Board of Directors’ Meeting Guidelines		None	None		Mgmt
	2.1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2.2	Approve Allocation of Income and Dividends		For	For		Mgmt
	3.1	Amend Articles of Association		For	For		Mgmt
As the proposed amendments will have no adverse effects on shareholder rights or shareholder value, there is no reason to refuse these amendments.
	3.2	Amend Procedures Governing Derivative Financial Instruments		For	For		Mgmt

The proposal seeks shareholder approval to make procedural changes regarding derivative financial instruments transactions. The proposed amendments seek to improve disclosure regarding the company’s derivatives transactions and also to ensure that the company is aware of the financial risks involved in engaging in such transactions. There are no objections to this proposal.

	3.3	Amend Shareholders’ Meeting Rules and Procedures		For	For		Mgmt
The amendments proposed are non-contentious and seek only to clarify specific procedures regarding the company’s shareholder meetings.
	4	Other Business		None	None		Mgmt

131

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

09/01/03 - S	Mol Hungarian Oil and Gas Plc.(formerly Mol Magyar Olay-Es		X5462R104			08/19/03		52,262
	1	Approve Electronic Vote Collection Method		For			Mgmt
	2	Designate Inspector or Shareholder Representative(s) of Minutes of Meeting; Elect Counter of Votes		For			Mgmt
	3	Approve Agenda of Meeting		For			Mgmt
	4	Amend Articles Re: General Meeting; Rights Attached to Series B Shares Relating to Natural Gas Industry; Amendments to Reflect Legislative and Regulatory Changes		For	For		Mgmt

This item would enable the company to prepare for the gas market liberalization. Changes made in 2003 to Hungary’s Gas Supply Law provides customers the right to choose the gas supplier. In connection with deregulation, MOL must separate its pipeline operations from its wholesale business. The proposed article amendment will provide for both the MOL general meeting and the holder of Series B shares (i.e., the Hungarian government) the right of veto against transferring the ownership representing 25 percent plus one vote in the subsidiaries that conduct gas transmission and transmission system operation activities. Since the amendment is part of the deregulation of the gas market, which is likely to have a positive impact on shareholder value, we recommend a vote in favor.

	5	Modify Deeds of Foundation of Wholly-Owned Subsidiaries Engaged in the Natural Gas Industry		For	For		Mgmt
This item proposes further amendments related to the gas market liberalization.
	6.1	Dematerialization of Series A and B Shares		For	For		Mgmt

This item seeks compliance with The Act on Capital Markets, stipulating that all publicly listed shares must be converted into dematerialized form by Dec. 31, 2004. As the shares remain negotiable under the whole dematerialization process, the dematerialization does not hinder or limit shareholders in any way in practizing their shareholders’ rights or in the disposal of their shares. Since dematerialization will modernize and make the process of share handling less expensive, a vote in favor of this proposal is recommended.

	6.2	Amend Articles to Reflect Dematerialization of Series A and B Shares (Item 6.1)		For			Mgmt

132

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	7.1	Convert Series C Shares into Series A Shares		For	For		Mgmt

The Hungarian government has announced its intention to reduce its stake in MOL. Therefore, it is no longer necessary to maintain the current two series of ordinary shares (Series C and A). The government also holds all outstanding Series B shares. The measure would enable the simplification of the share structure and promote the long-term liquidity in the company’s ordinary shares. The exchange ratio of the shares will correspond to their par value, i.e. one Series C share will entitle to 1.001 Series A shares, while 1,000 Series C shares will entitle to 1,001 Series A shares. After the conversion, the company will have 108.2 million Series A shares of par value HUF 1,000 each. The simplification of the share capital structure reflects the reduced role of the government in the company. The transaction is likely to strengthen MOL’s position in the capital market, improve the liquidity in the shares, and lower the cost of share handling. A one-share, one-vote structure may attract new investors to the Mol share and widen the shareholder structure.

	7.2	Amend Articles to Reflect Convertion of Series C Shares into Series A Shares (Item 7.1)		For			Mgmt
	8.1	Authorize Issuance of Convertible Bonds without Preemptive Rights up to HUF 2.2 Billion for Long-Term Incentive Scheme		For			Mgmt
	8.2	Approve Terms of Long-Term Incentive Scheme		For			Mgmt
	8.3	Approve Remuneration of Directors		For	For		Mgmt

The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans and other favorable terms of the plan. A vote in favor of this proposal is recommended.

	9	Elect Directors		For	Split		Mgmt
	9.1	Reelect Zsolt Hernadi as Director		For
	9.2	Reelect Gyoergy Mosonyi as Director
	9.3	Reelect Gabor Horvath as Director
	9.4	Reelect Iain Paterson as Director
	9.5	Reelect Sandor Csanyi as Director
	9.6	Reelect Michel-Marc Delcommune as Director

133

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	9.7	Reelect Miklos Dobak as Director

04/30/04 - A	Mol Hungarian Oil and Gas Plc.(formerly Mol Magyar Olay-Es		X5462R112			04/20/04		75,543
	1.1	Receive Directors’ Report on 2003 Business Year and Proposal on Allocation of Income		None	None		Mgmt
	1.2	Receive Auditors’ Report		None	None		Mgmt
	1.3	Receive Supervisory Board’s Report		None	None		Mgmt
	1.4	Approve Financial Statements and Allocation of Income and Dividend		For	For		Mgmt
	2	Approve Auditors and Fix Their Remuneration		For	For		Mgmt
	3	Amend Articles of Association		For	Against		Mgmt
	4	Receive Board’s Report on Transactions with Treasury Shares and Authorize Share Repurchase Program		For	For		Mgmt
	5	Elect Supervisory Board Members and Determine Their Remuneration		For	For		Mgmt
	6	Elect Members of Board of Directors and Determine Their Remuneration		For	For		Mgmt

09/29/03 - A	MTN GROUP LTD. (formerly M-CELL)		S8039R108			None		398,102
Ordinary Business
	1	Accept Company and Group Financial Statements and Statutory Reports for Year Ended Mar. 31, 2003		For	For		Mgmt
	2	Approve Simultaneous Re-Appointment of Retiring Directors		For	For		Mgmt
	3	Elect Directors		For	For		Mgmt
	4	Elect Directors		For	For		Mgmt
	5	Authorize Repurchase of Up to 20 Percent of Issued Share Capital		For	For		Mgmt

Approval of resolution 5 would permit MTN Group or any of its subsidiaries to acquire shares issued by the company until the next AGM. Under the terms of this legislation, the aggregate number of securities repurchased by a company may not, in any one financial year, exceed 20 percent of that company’s issued share capital, provided that any general repurchase (in which shareholders give the company a mandate for share repurchases during the coming year) may not exceed ten percent of that company’s share capital of that class in any one financial year. When timed correctly, corporate stock repurchases are a legitimate use of corporate funds and can add to long-term shareholder returns. For this reason it is recommended that shareholders vote in favor of this proposal.

134

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	6	Place Authorized But Unissued Shares under Control of Directors		For	For		Mgmt

This resolution would place the company’s authorized but unissued ordinary shares (excluding ordinary shares reserved for the company’s share purchase scheme and share option scheme) at the disposal and under the control of the directors. The resolution would empower the directors to issue those shares to such persons and on such terms as the directors see fit. Any such issuances would be subject to the requirements of the South African Companies Act and the Johannesburg Stock Exchange. This resolution is essentially a legal formality.

	7	Waive Preemptive Rights for Share Issuances		For	For		Mgmt

This proposal would grant the board the authority to issue up to 10 percent of the unissued shares in the company without preemptive rights. The amount of potential dilution that existing shareholders would have to accept is a maximum of 10 percent in a one-year period. This is a reasonable request.

	8	Approve Remuneration of Directors for Year Ending Mar. 31, 2004		For	For		Mgmt
	9	Approve Extension of Three Year Service Contract of P.F. Nhleko to Five Years		For	For		Mgmt
	10	Amend Share Incentive Scheme Re: Pricing of Options, Payment of Purchase Price, and Exercise of Options		For	For		Mgmt

The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution and reasonable vesting periods. A vote in favor of this proposal is recommended.

	11	Authorize Board to Ratify and Execute Approved Resolutions		For	For		Mgmt

05/21/04 - A	NAN YA PLASTIC		Y62061109			03/22/04		2,258,533
	1.1	Receive 2003 Report		None	None		Mgmt
	2.1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2.2	Approve Allocation of Income and Dividends		For	For		Mgmt

135

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	2.3	Approve Capitalization of Capital Reserves		For	For		Mgmt

In this item, it is proposed that Nan Ya’s capital be increased through the capitalization of capital reserves of NTD 3.95 billion ($116.2 million) into 395 million common shares at NTD 10.00 ($0.29) par. Subsequent to this capital increase, the paid-in capital of Nan Ya shall become NTD 69.8 billion ($2.06 billion), totaling 6.98 billion common shares issued. Companies in Taiwan routinely capitalize dividends and/or capital reserve and distribute new fully paid shares to shareholders free of charge; there is no cost to shareholders to maintain their stakes and no risk of dilution.

	2.4	Amend Articles of Association		For	For		Mgmt
The proposal seeks to increase the stated capital of the company from NTD 65.8 billion ($1.94 billion) to NTD 69.8 billion ($2.06 billion). This is a legitimate request.
	3	Elect Directors and Supervisors		For	For		Mgmt
	4	Other Business		None	None		Mgmt

09/19/03 - C	Nicholas Piramal India Ltd		Y6348Y122			None		42,356
	1	Approve Debiting of Share Premium Account in Connection with Merger Agreement with Kojam Fininvest Ltd.		For	Against		Mgmt
Based on the lack of information provided by the company regarding the terms of the merger agreement, this item is not supportable.

09/19/03 - S	Nicholas Piramal India Ltd		Y6348Y122			None		42,356
	1	Approve Merger Agreement with Kojam Fininvest Ltd.		For	Against		Mgmt
There was not enough information available to make an informed voting decision.

03/08/04 - S	Nicholas Piramal India Ltd		Y6348Y122			None		42,356
	1	Approve Increase in Authorized Capital		For	For		Mgmt

Items 1-2. Shareholders are asked to approve an increase in the company’s authorized capital from INR 750 million ($15.4 million) to INR 1.25 billion ($25.7 million), an increase of roughly 66.7 percent. This request is being sought in connection with Nicholas Piramal’s scheme of amalgamation with Canere Actives & Fine Chemicals Private Ltd. (CAFCP). Under the terms of the merger, the Company shall satisfy the total consideration of approximately INR 1.2 billion ($23.9 million) through the issuance of approximately 24.9 million 5%-cumulative redeemable preference shares. Following the proposed issuance of preference shares to effect the merger, the company will have about 73.1 percent of its enlarged share authorization outstanding. The issuance of roughly 383.7 million 5%-cumulative redeemable preference shares in connection with the proposed amalgamation represents roughly 155.8 percent of the Company’s currently outstanding preference shares. While such issuance represents a notably high level of dilution, this is a supportable proposal given that such shares shall not be convertible into common voting shares and that any increase in the Company’s gearing level is expected to be offset by the benefits brought in by such acquisition along with the Company’s high profitability and strong cash accruals.

136

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	2	Approve Issuance of Preference Shares for a Private Placement		For	For		Mgmt
	3	Approve Reduction of Share Premium Account in Connection with Scheme of Amalgamation of Canere Actives and Fine Chemicals Private Ltd.		For	For		Mgmt

Pursuant to clause 4.3 of the scheme of amalgamation of CAFCP and the Company, the surplus of the aggregate value of assets over the value of liabilities recorded by Nicholas Piramal upon such transfer of assets is to be adjusted under this resolution. Because the reduction of the share premium account will have no negative impact on the company’s financial position, approval of this item is recommended.

03/09/04 - C	Nicholas Piramal India Ltd		Y6348Y122			None		42,356
	1	Approve Merger Agreement with Canere Actives & Fine Chemicals Private Ltd.		For	For		Mgmt

The board is seeking shareholder approval for a scheme of amalgamation between the Nicholas Pirmal India Ltd. (the Company) and Canere Actives & Fine Chemicals Private Ltd. (CAFCP) for a total consideration of approximately INR 1.2 billion ($23.9 million). Pursuant to the terms of the agreement, the Company shall acquire all assets and liabilities of CAFCP on a going concern basis with effect from Oct. 1, 2003. The total consideration for such acquisition is to be satisfied through the issuance of approximately 383.7 million 5%-cumulative redeemable preference shares of par value INR 100 ($2.06), redeemable at the end of the fifth year with an option for the Company to prepay after Mar. 31, 2005. The issuance of roughly 24.9 million 5%-cumulative redeemable preference shares in connection with the proposed amalgamation represents roughly 155.8 percent of the Company’s outstanding preference share capital. While such issuance represents a significantly high level of dilution, this is a supportable proposal given that such shares shall not be convertible into common voting shares and should not have any adverse effects on the rights of common shareholders. Because the company’s gearing level should be offset by the benefits brought in by such acquisition along with the Company’s high profitability and strong cash accruals, it is recommended that shareholders support this item.

137

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/27/04 - A	Nien Hsing Textile Co Ltd		Y6349B105			03/26/04		841,000
	1.1	Receive Report on 2003 Business Operation Results		None	None		Mgmt
	1.2	Receive Supervisors’ Report		None	None		Mgmt
	1.3	Receive Report on the Amendment of Board Meeting Procedures		None	None		Mgmt
	1.4	Receive Report on Status of Endorsements and Guarantees		None	None		Mgmt
	2.1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2.2	Approve Allocation of Income and Dividends		For	For		Mgmt
	3.1	Amend Articles of Association		For	For		Mgmt
The proposal seeks to assign code numbers to the scope of business of the company. This is procedural in nature and should not have any effect on shareholder value.
	3.2	Amend Rules and Procedures on Shareholder Meeting		For	For		Mgmt
The proposal will allow the company to comply with the rules of the Taiwan Stock Exchange with regard to procedures on shareholder meetings.
	4	Other Business		None	None		Mgmt

05/14/04 - A	Old Mutual Plc		G67395106			None		595,600
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Final Dividend of 3.1 Pence Per Ordinary Share		For	For		Mgmt
	3	Elect Directors		For	For		Mgmt

138

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	4	Re-appoint KPMG Audit Plc as Auditors of the Company		For	For		Mgmt
	5	Authorise Audit Committee to Fix Remuneration of the Auditors		For	For		Mgmt
	6	Approve Remuneration Report		For	For		Mgmt

This item requests that shareholders approve the company’s compensation policy, as set out in the company’s Remuneration Report. The Combined Code on Corporate Governance recommends that companies consider including this item on AGM agendas and is now required under U.K. law. Seeking annual shareholder approval for a company’s remuneration policy is a positive corporate governance provision. It allows shareholders to express their support or displeasure over how the company pays and provides incentive to its directors and executives in the most direct way possible. Shareholders displeased with a particular remunerative provision may now vote against this item, instead of (or in addition to) voting against a director or the company’s financial statements. It is recommended that shareholders support this item.

	7	Authorise Issuance of Equity or Equity-Linked Securities with Pre-emptive Rights up to Aggregate Nominal Amount of GBP 127,917,000		For	For		Mgmt

This routine capital issuance request would allow the board to issue shares for cash with preemptive rights. The amount of authorized but unissued capital that could be used represents about 33 percent of the currently issued capital. This issuance authority, routinely sought in the United Kingdom, could be used by the company for one year. This is a reasonable issuance request.

	8	Authorise Issuance of Equity or Equity-Linked Securities without Pre-emptive Rights up to Aggregate Nominal Amount of GBP 19,187,000		For	For		Mgmt

This routine capital issuance request would allow the board to issue shares for cash without preemptive rights. The amount that could be used other than in the context of a rights issue, that is for cash, would be limited to five percent of the issued capital. This is a reasonable issuance request.

	9	Authorise 383,752,930 Ordinary Shares for Market Purchase		For	For		Mgmt

Approval of this item would authorize the board to repurchase up to ten percent of the company’s issued capital. The maximum price to be paid for any shares repurchased would be no more than five percent above the average price of the previous ten trading sessions. When timed correctly, repurchases are a legitimate use of corporate funds and can add to long-term shareholder returns.

139

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	10.1	Approve the Contingent Purchase Contract with Merrill Lynch South Africa (Pty) Limited up to 383,752,930 Ordinary Shares		For	For		Mgmt

Items 9-10.4. Approval of these items would authorise the Board to repurchase up to ten percent of the Company’s issued share capital in any of the markets where the Company is listed. In addition, the Company will consider holding any of its own shares that it purchases pursuant to the authority conferred by this resolution as treasury shares.

	10.2	Approve the Contingent Purchase Contract with Investment House Namibia (Pty) Limited up to 383,752,930 Ordinary Shares		For	For		Mgmt
	10.3	Approve the Contingent Purchase Contract with Fleming Martin Edwards Securities (Private) Limited up to 383,752,930 Ordinary Shares		For	For		Mgmt
	10.4	Approve the Contingent Purchase Contract with Stockbrokers Malawi Limited up to 383,752,930 Ordinary Shares		For	For		Mgmt
	11	Adopt New Articles of Association		For	For		Mgmt

The item proposes to amend the Company’s articles of association to reflect the significant number of changes to company law, listing requirements, and general business practice since the last time the Company’s articles were altered. This is a common request that warrants shareholder support.

	12	Approve Proposals Relating to the Unclaimed Shares Trusts; Amend Memorandum of Association		For	For		Mgmt

This item is to extend each of the Company’s Unclaimed Shares Trusts (USTs) in South Africa, Malawi, Namibia, Zimbabwe and Bermuda beyond the August 2004 expiry date. There is no reason to refuse this request.

05/14/04 - C	Old Mutual Plc		G67395106			None		595,600
Court Meeting
	1	Approve Proposals Relating to the Unclaimed Shares Trusts and Amend Memorandum of Association		For	For		Mgmt

This would allow the Company to extend each of the Company’s Unclaimed Share Trusts (USTs) beyond the August 2004 expiry date. The purpose of the USTs is to hold shares, proceeds of sale of shares and dividends of shares where the person entitled on demutualisation has not yet confirmed their details and claimed their entitlement.

140

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

10/14/03 - S	ORASCOM CONSTRUCTION INDS		M7525D108			None		163,440
Special Meeting Agenda
	1	Approve Cancellation of Aug. 30, 2001 EGM Decision Re: Issuance of Bonds in the Amount of LE 300 Million		For	Against		Mgmt
There was not enough information available to make an informed voting decision.
	2	Authorize Issuance of Bonds Up to LE 400 Million		For	For		Mgmt

This item is to authorize the board to issue up to LE 400 million in bonds. As of Dec. 31, 2002, the company’s long-term debt amounted to LE 1.7 billion ($million), and the company had a debt-to-equity ratio of 121 percent. This is a reasonable request

	3	Authorize Ashraf Abdel-Moman Sayed, Alaa Abdel-Aziz Kiaty, Watid Ibrahim Abdel-Salam, and Walid Mohammed Abdel-Wahab to Sign Minutes of Meeting		For	For		Mgmt

04/19/04 - A	ORASCOM CONSTRUCTION INDS		M7525D108			None		163,440
Annual Meeting Agenda
	1	Accept Board Report		For	For		Mgmt
	2	Accept Statutory Reports		For	For		Mgmt
	3	Accept Financial Statements		For	For		Mgmt
	4	Approve Allocation of Income		For	For		Mgmt
	5	Approve Board Meeting Decisions for Financial Year Ending Dec. 31, 2003, and Minutes of Meeting Dated Oct. 13, 2002		For	Against		Mgmt
There was not enough information available to make an informed voting decision.
	6	Approve Discharge of Board		For	For		Mgmt
	7	Approve Attendance Allowances and Transportation Expenses of Directors		For	For		Mgmt
	8	Reappoint Auditors and Authorize Board to Fix Their Remuneration		For	For		Mgmt

141

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	9	Approve Donations Made in Financial Year 2003 and Authorize Board to Make Donations in 2004 Exceeding LE 1,000		For	Against		Mgmt

This asks shareholders to approve donations made in the financial year in review and to authorize the board to make donations in 2004. Based on the lack of disclosure regarding the maximum sum allocated to future donations, it is recommended shareholders to oppose this request.

08/22/03 - S	Orion Corp. (formerly Tong Yang Confectionery)		Y88860104			07/31/03		19,740
	1	Amend Articles of Incorporation to Modify Authorized Business Lines, Change Company Name to Orion Corp.		For	For		Mgmt

The company seeks to amend its permitted lines of business to delete the real estate investment and leasing businesses, and seeks to change its name to Orion Corp. There is no reason to oppose this resolution.

03/19/04 - A	Orion Corp. (formerly Tong Yang Confectionery)		Y88860104			12/31/03		17,250
	1	Approve Appropriation of Income and Dividends of KRW 1000 Per Share		For	For		Mgmt
	2	Elect Directors		For	For		Mgmt
	3	Appoint Auditor		For	For		Mgmt
	4	Approve Limit on Remuneration of Directors		For	For		Mgmt
	5	Approve Limit on Remuneration of Auditors		For	For		Mgmt

04/29/04 - A	OTP Bank RT		X60746181			04/19/04		338,439
	1	Approve Directors’ Report on Bank’s 2003 Business Activities and Financial Statements		For	None		Mgmt
	2	Approve Supervisory Board’s Report		For	None		Mgmt
	3	Approve Auditor’s Report		For	None		Mgmt
	4	Approve Directors’ Report on Bank’s Business Policy for 2004		For	None		Mgmt
	5	Approve Auditors and Fix Their Remuneration		For	For		Mgmt
	6	Elect Supervisory Board Member (Employee Representative)		For	For		Mgmt
	7	Approve Remuneration of Management and Supervisory Board Members		For	For		Mgmt

142

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	8	Amend Articles of Association		For	For		Mgmt
	9	Authorize Share Repurchase Program		For	For		Mgmt

05/18/04 - A	Petrochina Co. Ltd.		Y6883Q104			04/16/04		1,661,400
	1	Approve Report of the Directors		For	For		Mgmt
	2	Approve Report of the Supervisory Committee		For	For		Mgmt
	3	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	4	Approve Final Dividends of RMB0.079 Per Share		For	For		Mgmt
	5	Authorize Board to Determine the Distribution of Interim Dividend for the Year 2004		For	For		Mgmt
	6	Approve PricewaterhouseCoopers and PricewaterhouseCoopers Zhong Tian CPAs Limited Company, as International and Domestic Auditors, Respectively, and Authorize Board to Fix Their Remuneration		For	For		Mgmt
	7a	Reelect Chen Geng as Director		For	For		Mgmt
	7b	Elect Zhou Jiping as Director		For	For		Mgmt
	7c	Elect Duan Wende as Director		For	For		Mgmt
	8a	Elect Sun Xianfeng as Supervisor		For	For		Mgmt
	8b	Elect Xu Fengli as Supervisor		For	For		Mgmt
	9	Approve Issuance of Equity or Equity-Linked Securities without Preemptive Rights		For	Against		Mgmt

05/04/04 - A	PETROKAZAKHSTAN INC (Formerly Hurricane Hydrocarbons Ltd) *PKZ.*		71649P102			04/02/04		52,600
	1	Elect Bernard F. Isautier, Louis W. MacEachern, James B.C. Doak, Askar Alshinbaev, Jacques Lefevre, Nurlan J. Kapparov, Jan Bonde Nielsen, and Jean-Paul Bisnaire as Directors		For	For		Mgmt
	2	Appoint Auditors and Authorize Board to Fix Remuneration of Auditors		For	For		Mgmt

03/29/04 - A	Petroleo Brasileiro		P78331108			None		129,250
Ordinary Business
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve 2004 Capital Budget		For	For		Mgmt
	3	Approve Allocation of Income		For	For		Mgmt
	4	Elect Management Board, Supervisory Board, and Respective Alternates		For	For		Mgmt

143

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

Special Business
	5	Authorize BRL 13.03 Billion Increase in Capital Via Capitalization of Benefits		For	For		Mgmt
	6	Approve BRL 30 Billion Increase in Authorized Capital		For	For		Mgmt
	7	Approve Remuneration of Directors and Supervisory Board; Approve Profit Sharing Plan		For	For		Mgmt

03/29/04 - A	Petroleo Brasileiro		71654V408			03/09/04		278,591
Meeting for Holders of ADRs
	1	APPROVAL OF THE MANAGEMENT REPORT, THE FINANCIAL STATEMENTS AND AUDIT COMMITTEE S OPINION FOR THE FISCAL YEAR 2003.		For	For		Mgmt
	2	APPROVAL OF THE CAPITAL EXPENDITURES BUDGET FOR THE FISCAL YEAR 2004.		For	For		Mgmt
	3	APPROVAL OF THE DISTRIBUTION OF RESULTS FOR THE FISCAL YEAR 2003.		For	For		Mgmt
	4	APPROVAL OF THE ELECTION OF MEMBERS TO THE BOARD OF DIRECTORS, AUDIT COMMITTEE AND THEIR RESPECTIVE SUBSTITUTES, TO VOTE IN THE SAME MANNER AS THE MAJORITY OF THE SHAREHOLDERS AT THE MEETING.*		For	For		Mgmt
5

APPROVAL OF THE INCREASE IN CAPITAL STOCK THROUGH THE INCORPORATION OF PART OF THE REVENUE RESERVES CONSTITUTED IN PREVIOUS FISCAL YEARS AMOUNTING TO R$13,033 MILLION, INCREASING THE CAPITAL STOCK FROM R$19,863 MILLION TO R$32,896 MILLION WITHOUT ANY

				For	For		Mgmt

Items 5-6. Under these resolutions, the board seeks shareholder authorization to increase the company’s issued capital by BRL$13.03 billion ($4.5 billion) — from BRL$19.8 billion ($6.8 billion) to BRL$32.9 billion ($11.3 billion) — by capitalizing the company’s 2003 profits. Such adjustments have no ultimate impact on shareholder value.

	6	APPROVAL OF THE INCREASE IN THE LIMIT OF AUTHORIZED CAPITAL FROM R$30 BILLION TO R$60 BILLION.		For	For		Mgmt

144

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	7	APPROVAL OF THE ESTABLISHMENT OF THE COMPENSATION OF MANAGEMENT AND EFFECTIVE MEMBERS OF THE AUDIT COMMITTEE, AS WELL AS THEIR PARTICIPATION IN THE PROFITS.		For	For		Mgmt

04/26/04 - A	Philip Morris CR A.S (formerly Tabak A.S.)		X88455104			04/19/04		1,537
	1	Open Meeting		For	For		Mgmt
	2	Elect Board of General Meeting, Adopt Meeting Agenda		For	For		Mgmt
	3	Receive Management Board Report on Business Activity in 2003		None	None		Mgmt
	4	Receive Supervisory Board Report		None	None		Mgmt
	5	Approve Management Board Report on Business Activity in 2003		For	For		Mgmt
	6	Approve 2003 Financial Statements, Consolidated Financial Statements and Allocation of Income		For	For		Mgmt
	7	Approve Remuneration of Management and Supervisory Board Members		For	For		Mgmt
	8	Elect Management and Supervisory Board Members		For	For		Mgmt
	9	Close Meeting		For	For		Mgmt

05/28/04 - A	PLUS EXPRESSWAYS BHD		Y70263101			None		1,474,000
	1	Accept Financial Statements and Statutory Reports for the Financial Year Ended Dec. 31, 2003		For	For		Mgmt
	2	Approve Final Tax Exempt Dividend of MYR0.035 Per Share for the Financial Year Ended Dec. 31, 2003		For	For		Mgmt
	3	Elect Mohamed Azman Yahya as Director		For	For		Mgmt
	4	Elect Idrose Mohamed as Director		For	For		Mgmt
	5	Elect Hassan Ja’afar as Director		For	For		Mgmt
	6	Elect DiRaja Ungku Abdul Aziz Ungku Abdul Hamid as Director		For	For		Mgmt
	7	Approve Remuneration of Directors for the Financial Year Ended Dec. 31, 2003		For	For		Mgmt
	8	Approve Ernst & Young as Auditors and Authorize Board to Fix Their Remuneration		For	For		Mgmt
	9	Approve Issuance of Equity or Equity-Linked Securities without Preemptive Rights in Any Amount Up to Ten Percent of Issued Share Capital		For	For		Mgmt

This item requests the authority to issue shares without preemptive rights up to a maximum of 10 percent of issued share capital at the date of approval. The capital raised under this item will be used for various unspecified purposes. This authority is valid for one year or until the next meeting of shareholders. This routine item adheres to Malaysian regulations.

145

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	10	Approve Implementation of Shareholders’ Mandate for Recurrent Related Party Transactions as Set Out in Section 2.2 of the Circular to Shareholders of the Company Dated May 6, 2004		For	For		Mgmt
	11	Approve Implementation of Shareholders’ Mandate for Additional Recurrent Related Party Transactions as Set Out in Section 2.3 of the Circular to Shareholders of the Company Dated May 6, 2004		For	For		Mgmt
12

Amend Article 138 of the Articles of Association Re: Payment by Cheque or Electronic Transfer to the Account Provided by the Holder or to Such Person and to Such Address and to Such Account as the Holder May in Writing Direct

				For	For		Mgmt

The board is seeking shareholder approval for the amendment of Article 138. If amended, shareholders can now also opt to receive their dividends, interests, or other money payable by cash by the company through electronic remittance to an account provided by the shareholder. There is no reason to refuse this request.

03/19/04 - A	Poongsan Corp		Y70692101			12/31/03		65,430
	1	Approve Appropriation of Income and Dividends of KRW 550 Per Share		For	For		Mgmt
2

Amend Articles of Incorporation to Allow Electronic Distribution of Meeting Notices, Allow a Proxy to Be Someone Other Than a Shareholder, Allow Issuance of Subscription Rights to Officers and Directors

				For	For		Mgmt

This item seeks to approve amendments to the company’s articles of incorporation so that the company shall exist for a term of 50 years from the date of registration. The second amendment would allow the company to issue subscription rights for shares to officers and directors, if necessary for emergency fundraising or for the operation of the company. The third amendment would allow for the electronic distribution of shareholder meeting notices. Finally, the company seeks to amend the articles to remove a requirement that when shareholders exercise their voting rights through a proxy, that proxy must himself be a shareholder of Poongsan. Because the positive provisions proposed in this resolution outweigh any negative ones, support for the whole item is recommended.

146

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	3	Elect Directors		For	For		Mgmt
	4	Approve Limit on Remuneration of Directors		For	For		Mgmt
	5	Approve Limit on Remuneration of Auditors		For	For		Mgmt

03/12/04 - A	POSCO (formerly Pohang Iron & Steel)		Y70334100			12/31/03		138,060
	1	Approve Appropriation of Income, with a Year-End Dividend of KRW 5000 Per Share		For	For		Mgmt
	2.1	Amend Articles of Incorporation Re: Cumulative Voting		For	For		Mgmt

This item seeks approval for an amendment to the company’s articles of incorporation which would introduce cumulative voting for directors. The amendment would allow shareholders to multiply the number of shares by the number of directors for whom they are entitled to vote, and then cast the total for a single candidate or allocate the total among two or more candidates in any desired combination. This is a positive amendment which should increase the chances that shareholders may be able to elect one or more shareholder nominees to the board.

	2.2	Amend Articles of Incorporation Re: Corporate Governance		For	For		Mgmt

This item seeks approval for a number of amendments to POSCO’s articles of incorporation, most of which are intended to improve the company’s corporate governance. In this case the amendments are positive ones, and support for the whole item is recommended.

	3	Elect Directors		For	For		Mgmt
	3.2.1	Elect Member of Audit Committee		For	For		Mgmt
	3.2.2	Elect Member of Audit Committee		For	For		Mgmt
	3	Elect Directors		For	For		Mgmt

147

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	4	Approve Limit on Remuneration of Directors		For	For		Mgmt

04/27/04 - A	POWERCHIP SEMICOND		Y70810109			02/27/04		1,154,000
	1.1	Receive Report on Business Operation Results for Fiscal Year 2003		None	None		Mgmt
	1.2	Receive Supervisors’ Report		None	None		Mgmt
	1.3	Receive Report on the Issuance of Unsecured Corporate Debt of Year 2003		None	None		Mgmt
	2.1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2.2	Approve Allocation of Income and Dividends		For	For		Mgmt
	3.1	Amend Procedures Governing the Acquisition or Disposal of Assets		For	For		Mgmt
	3.2	Amend Bylaws Re: Registered Capital		For	For		Mgmt

Items 3.2-3.4 and 3.6. The proposal seeks shareholders’ approval to amend company bylaws to reflect the adjustments on the authorized capital of the company from NTD 46.8 billion ($1.38 billion) to eventually 55 billion ($1.62 billion), an 18-percent increase. The items are pursuant to the issuance of ordinary shares in Item 3.5.,

	3.3	Amend Bylaws Re: Registered Capital		For	For		Mgmt
	3.4	Amend Bylaws Re: Registered Capital		For	For		Mgmt
	3.5	Approve Increase of Registered Capital and Issuance of Ordinary Shares to Participate the Issuance of Global Depository Receipt or Domestic Right Issue		For	For		Mgmt

The proposal seeks shareholders’ approval for the increase of the authorized capital of the company from NTD 46.8 billion ($1.38 billion) to 55 billion ($1.62 billion) and to issue ordinary shares not exceeding 400 million shares. This is a reasonable request.

	3.6	Amend Bylaws Re: Registered Capital		For	For		Mgmt
	4	Other Business		None	None		Mgmt

06/29/04 - A	PRESIDENT CHAIN ST		Y7082T105			04/30/04		344,000
	1.1	Receive Report on Business Operation Results of FY 2003		None	None		Mgmt
	1.2	Receive Supervisors’ Report		None	None		Mgmt
	1.3	Receive Report on Endorsement Guaranty to Third Party		None	None		Mgmt
	1.4	Receive Report on Related Party Transaction		None	None		Mgmt

148

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.5	Receive Report on the Status of Indirect Investment in Mainland China		None	None		Mgmt
	2.1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2.2	Approve Allocation of Income and Dividends		For	For		Mgmt
	3.1	Approve Capitalization of 2003 Dividends and Employee Profit Sharing		For	For		Mgmt
	3.2	Amend Articles of Association		For	For		Mgmt

Changes would increase the scope of business of the company to enter into the business of department stores, supermarkets, convenient stores, beverage and restaurants; increase the authorized capital of the company from NTD9 billion ($264.7 million) to NTD9.6 billion ($282.4 million); and increase the cash dividend from a range of 50-80 percent to 50-100 percent of the total distributable income. There is no reason to refuse this request.

	4	Elect a Supervisor		For	For		Mgmt
	5	Other Business		None	None		Mgmt

09/29/03 - A	PROTON (Perusahaan Otomobil Nasional Berhad)		Y6860U102			None		272,000
	1	Accept Financial Statements and Statutory Reports For the Year Ended Mar. 31, 2003		For	For		Mgmt
	2	Approve Final Tax Exempt Dividend of MYR0.12 Per Ordinary Share For the Year Ended Mar. 31, 2003		For	For		Mgmt
	3	Elect Kisai Bin Rahmat as Director		For	For		Mgmt
	4	Elect Haji Abdul Majid bin Haji Hussein as Director		For	For		Mgmt
	5	Elect Hisayoshi Kumai as Director		For	For		Mgmt
	6	Elect A. Razak bin Ramli as Director		For	For		Mgmt
	7	Elect Masaharu Iwata as Director		For	For		Mgmt
	8	Approve Remuneration of Directors For the Year Ended Mar. 31, 2003		For	For		Mgmt
	9	Approve PricewaterhouseCoopers as Auditors and Authorize Board to Fix Their Remuneration		For	For		Mgmt
	10	Approve Issuance of Equity or Equity-Linked Securities without Preemptive Rights in Any Amount Up to Ten Percent of Issued Share Capital		For	For		Mgmt

This item requests the authority to issue shares without preemptive rights up to a maximum of ten percent of issued share capital at the date of approval. This is a routine financing request that seeks to inject a degree of financing flexibility into PROTON’s operations.

149

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/27/04 - A	PT Aneka Tambang		Y7116R117			None		6,016,500
	1	Approve Directors’ Report		For	For		Mgmt
	2	Approve Financial Statements and Discharge Directors		For	For		Mgmt
	3	Approve Allocation of Income		For	For		Mgmt
	4	Approve Remuneration of Directors and Commissioners		For	For		Mgmt
	5	Approve Ernst & Young as Auditors and Authorize Board to Fix Their Remuneration		For	For		Mgmt
	6	Transact Other Business (Voting)		For	Against		Mgmt
Details of other business items not disclosed.

05/27/04 - A	PT Astra International Inc.		Y7117N149			None		3,724,620
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Allocation of Income		For	For		Mgmt
	3A	Elect Directors		For	For		Mgmt
	3B	Elect Commissioners		For	For		Mgmt
	3C	Approve Remuneration of Directors and Commissioners		For	For		Mgmt
	4	Approve Drs. VJH Boentaran Les as Auditors and Authorize Board to Fix Their Remuneration		For	For		Mgmt

09/29/03 - S	PT Bank Mandiri (Persero) Tbk		Y7123S108			09/11/03		3,851,000
	1	Amend Articles of Association		For	For		Mgmt
	2	Approve Ernst & Young as Auditors and Authorize Board to Fix Their Remuneration		For	For		Mgmt
	3	Authorize Commissioners to Determine Limit of the Uncollectable Principal Credit Written Off Accounts		For	For		Mgmt
	4	Elect Directors and Commissioners		For	For		Mgmt
	5	Other Business		For	Against		Mgmt
Details of other business items not disclosed.

10/30/03 - S	PT Bank Mandiri (Persero) Tbk		Y7123S108			None		3,983,500
	1	Approve Quasi Reorganization of the Company Based on Financial Reports		For	Against		Mgmt
There was not enough information available to make an informed voting decision.

150

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/18/04 - A	PT Hanjaya Mandala Sampoerna		Y7121Z146			None		3,977,090
	1	Accept Directors’ Report		For	For		Mgmt
	2	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	3	Approve Allocation of Income		For	For		Mgmt
	4	Approve Auditors and Authorize Board to Fix Their Remuneration		For	For		Mgmt

06/18/04 - S	PT Hanjaya Mandala Sampoerna		Y7121Z146			None		3,977,090
	1	Approval to Change Fund Allocation From the Company’s Profit in FY 2002		For	For		Mgmt
	2	Approve Reduction in Stated Capital Resulting From Share Repurchase		For	For		Mgmt

03/08/04 - S	PT INDOSAT, Indonesian Satellite Corporation		Y7130D102			None		609,500
	1	Approve 5-for-1 Stock Split		For	For		Mgmt

Item 1 is the proposal of the board to split all outstanding shares on a five-to-one (five new shares for every one currently held) basis. The nominal value of the shares will therefore change from IDR 500 ($0.06) to IDR 100 ($0.01). The split would improve the shares’ marketability and liquidity and would ultimately expand the shareholder base.

	2	Approve Remuneration of Directors		For	For		Mgmt

06/22/04 - A	PT INDOSAT, Indonesian Satellite Corporation		Y7130D110			05/28/04		3,047,500
	1	Approve Financial Statements and Discharge Directors and Commissioners		For	For		Mgmt
	2	Approve Allocation of Income		For	For		Mgmt
	3	Approve Remuneration of Commissioners		For	For		Mgmt
	4	Approve Ernst & Young as Auditors and Authorize Board to Fix Their Remuneration		For	For		Mgmt
	5	Approve Second Phase Exercise Price of Options Pursuant to Employee Stock Option Program		For	Against		Mgmt
There was not enough information available to make an informed voting decision.

151

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	6	Elect Directors and Commissioners		For	For		Mgmt

04/01/04 - A	PT International Nickel Indonesia		Y39128122			None		296,500
	1	Open Meeting		For	For		Mgmt
	2	Accept Directors’ Report		For	For		Mgmt
	3	Accept Commissioners’ Report		For	For		Mgmt
	4	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	5	Approve Allocation of Income		For	For		Mgmt
	6	Elect Commissioners		For	For		Mgmt
	7	Elect Directors		For	For		Mgmt
	8	Approve PricewaterhouseCoopers as Auditors and Authorize Board to Fix Their Remuneration		For	For		Mgmt
	9	Transact Other Business (Voting)		For	Against		Mgmt
Details of other business not included.

12/18/03 - S	PT Kalbe Farma		Y71287174			None		4,400,000
	1	Approve Stock Split		For	Against		Mgmt
There was not enough information available to make an informed voting decision.

06/24/04 - A	PT Kalbe Farma		Y71287182			None		8,800,000
	1	Accept Directors’ Report		For	For		Mgmt
	2	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	3	Approve Allocation of Income		For	For		Mgmt
	4	Approve Ernst & Young as Auditors and Authorize Board to Fix Their Remuneration		For	For		Mgmt
	5	Approve Remuneration of Directors and Commissioners		For	For		Mgmt

03/02/04 - S	PT Tambang Batubara		Y8520P101			None		13,950,000
	1	Elect Commissioners		For	For		Mgmt

05/18/04 - A	PT Tambang Batubara		Y8520P101			04/30/04		13,950,000
	1	Accept Directors’ Report		For	For		Mgmt
	2	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	3	Approve Allocation of Income		For	For		Mgmt
	4	Approve PricewaterhouseCoopers as Auditors and Authorize Board to Fix Their Remuneration		For	For		Mgmt

152

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	5	Approve Remuneration and Duties of Directors and Commissioners		For	For		Mgmt
	6	Transact Other Business (Voting)		For			Mgmt

03/10/04 - S	PT Telekomunikasi Indonesia		Y71474129			None		6,407,500
	1	Approve Replacement of Annual Report and Consolidated Financial Statements for FY 2002		For	Against		Mgmt

Items 1-4. The board is seeking shareholder approval for the replacement and consolidated financial statements for FY 2002 that were ratified at the Company’s annual general meeting held on May 9, 2003. Telkom’s directors are also asking shareholders to approve the restated consolidated financial statements for FY 2000 and 2001 and restatement of the Company’s net income allocation for FY 2000, 2001 and 2002. These proposals are being sought following the revised audit ordered by the Securities and Exchange Commission (SEC) in the United States where Telkom’s American depositary receipts (ADRs) are traded on the New York Stock Exchange. As of this time, the Company has not provided further information regarding the SEC’s conclusion and settlement on these concerned reports. Because there is not enough information to make an informed voting decision, it is recommended that shareholders oppose items 1-4.

	2	Approve Annual Report 2002 and Ratification of Consolidated Financial Statement 2002		For	Against		Mgmt
	3	Ratify Restated Consolidated Financial Statement for FY 2000 and FY 2001		For	Against		Mgmt
	4	Approve Restatement of Net Income Allocation for FY 2000, FY 2001 and FY 2002		For	Against		Mgmt
	5	Elect Directors and Commissioners		For	For		Mgmt

04/28/04 - A	PTT Exploration & Production		Y7145P132			04/08/04		250,840
	1	Approve Minutes of Previous AGM		For	For		Mgmt
	2	Approve Financial Statements, Allocation of Income and Dividends		For	For		Mgmt
	3	Elect Directors and Fix Their Remuneration		For	For		Mgmt
	4	Approve Auditors and Authorize Board to Fix Their Remuneration		For	For		Mgmt

153

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	5	Approve Reallocation of 2.4 Million Shares		For	For		Mgmt

This item is to approve the reallocation of 2.4 million shares that were previously registered and reserved for the exercise of warrants issued to management and employees in 1998. This is a reasonable request.

	6	Approve Issuance of 800,000 Units of Warrants to Directors, Employees, and Advisors of the Company		For	For		Mgmt

Items 6 and 8. These items seek shareholder approval for the issuance of 800,000 warrants to PTT Exploration’s management and employees and for the reservation of the corresponding number of shares for the exercise of these warrants. This is a reasonable request.

	7	Approve Issuance of Two Million Units of Warrants to Directors, Employees, and Advisors of the Company		For	For		Mgmt

Items 7 and 9. These items seek shareholder approval for the issuance of 2 million warrants to PTT Exploration’s management and employees and for the reservation of the corresponding number of shares for the exercise of these warrants. The amount of shares reserved for the exercise of the warrants in this grant, along with those given in Item 6, amounts to 0.43 percent of the company’s outstanding capital, which is not contentious.

	8	Approve Allocation of 800,000 Ordinary Shares		For	For		Mgmt
	9	Approve Allocation of Two Million Ordinary Shares		For	For		Mgmt
	10	Other Business		For	Against		Mgmt
Details of other business items not disclosed.

04/09/04 - A	PTT PUBLIC COMPANY		Y6883U113			03/22/04		809,233
	1	Approve Minutes of Previous AGM		For	For		Mgmt
	2	Accept Report on Company Performance in 2003		For	For		Mgmt
	3	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	4	Approve Allocation of Income and Dividend of Baht 4.00 per Share		For	For		Mgmt
	5	Elect Directors		For	For		Mgmt
	6	Approve Remuneration of Directors		For	For		Mgmt
	7	Approve Auditors and Authorize Board to Fix Their Remuneration		For	For		Mgmt
	8	Other Business		For	Against		Mgmt
Details of other business items not disclosed.

154

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/20/04 - S	Public Bank Berhad		Y71497112			None		1,360,000
	1	Approve the Consolidation and Division of the Entire Share Capital of Public Bank Bhd into Ordinary Shares of Par Value of MYR1.00 Each from the Existing Ordinary Shares of Par Value MYR0.50 Each		For	For		Mgmt
	2	Approve Proposed Extension of the Public Bank Bhd Employees Share Option Scheme		For	Against		Mgmt

Items 2-3. The PBB Employees Share Option Scheme (ESOS) will expire on Feb. 25, 2005. The board is seeking shareholder approval for the extension of the scheme for one more year to Feb. 25, 2006. The amendments to the bylaws of the PBB ESOS is intended to align the company’s existing bylaws with the amendments made to the Listing Requirements and Schedule 1 of the Securities Commission Act, 1993, whereby employee share option schemes no longer require the approval of the Securities Commission as well as to reflect the proposed extension of the scheme. The amendments also reflect the extension of the option grants to non-executive directors.The company’s ESOS gives the company the ability to issue options and shares that represent 15 percent of outstanding share capital, which is excessive.

	3	Approve Proposed Amendments to the Bye-Laws of the Public Bank Bhd ESOS		For	Against		Mgmt
	4	Approve Grant of Options to Teh Hong Piow, Director		For	Against		Mgmt

Items 4-10. Since voting in favor of the plan itself is not recommended due to dilution of 15 percent and other unfavorable terms of the plan, it is recommended that shareholders vote against the option grants proposed in Items 4-10.

	5	Approve Grant of Options to Thong Yaw Hong		For	Against		Mgmt
	6	Approve Grant of Options to Yeoh Chin Kee		For	Against		Mgmt
	7	Approve Grant of Options to Tengku Abdul Rahman Ibni Sultan Haji Ahmad Shah Al-Mustain Billah		For	Against		Mgmt
	8	Approve Grant of Options to Haji Abdul Aziz Bin Omar		For	Against		Mgmt
	9	Approve Grant of Options to Haji Mohamed Ishak Bin Haji Mohamed Ariff		For	Against		Mgmt

155

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	10	Approve Grant of Options to Lee Chin Guan		For	Against		Mgmt
	11	Approve Implementation of Shareholders’ Mandate for Recurrent Related Party Transactions as Stated in Section 1.1.1 Part C of the Circular to Shareholders		For	For		Mgmt
	12	Authorize Repurchase of Up to Ten Percent of Issued Share Capital		For	For		Mgmt

This resolution would extend for one year the board’s authority to repurchase company shares. This authority is limited to 10 percent of the outstanding share capital of the company on the date the resolution is passed. This is a reasonable request.

Special Business
	1	Approve Proposed Amendments to the Memorandum of Association of Public Bank Bhd as Set Out in Section 1.2(a), Part A of the Circular to Shareholders Dated Mar. 29, 2004		For	Against		Mgmt

Items 1 and 4. The proposed amendments are intended reflect changes in capital as a result of the stock option plan. Since shareholder support of the incentive plan is not warranted, it is recommended that shareholders vote against the related article amendments proposed in articles 1 and 4.

	2	Amend Article 2 of the Articles of Association of Public Bank Bhd		For	For		Mgmt
Items 2-3. Items 2 and 3 are proposed article amendments that are merely technical in nature, and would not have a negative impact on shareholder value,
	3	Amend Article 3 of the Articles of Association of Public Bank Bhd		For	For		Mgmt
	4	Amend Article 8 of the Articles of Association of Public Bank Bhd		For	Against		Mgmt

04/20/04 - A	Public Bank Berhad		Y71497112			None		1,360,000
	1	Accept Financial Statements and Statutory Reports for the Financial Year Ended Dec. 31, 2003		For	For		Mgmt
	2	Approve Final Dividend of 22 Percent Less 28 Percent Income Tax for the Financial Year Ended Dec. 31, 2003		For	For		Mgmt
	3	Elect Tay Ah Lek as Director		For	For		Mgmt
	4	Elect Haji Mohamed Ishak bin Haji Mohamed Ariff as Director		For	For		Mgmt
	5	Elect Teh Hong Piow as Director		For	Against		Mgmt
Teh Hong Piow is an insider that serves on the Nomination Committee.

156

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	6	Elect Thong Yaw Hong as Director		For	For		Mgmt
	7	Approve Remuneration of Directors in the Amount of MYR580,000 for the Financial Year Ended Dec. 31, 2003		For	For		Mgmt
	8	Approve KPMG as Auditors and Authorize Board to Fix Their Remuneration		For	For		Mgmt
	9	Approve Issuance of Equity or Equity-Linked Securities without Preemptive Rights in Any Amount Up to Ten Percent of Issued Share Capital		For	For		Mgmt
This item requests the authority to issue shares without preemptive rights up to a maximum of 10 percent of issued share capital at the date of approval. This is a reasonable request.

06/28/04 - A	Puncak Niaga Holdings		Y71621109			None		256,000
	1	Accept Financial Statements and Statutory Reports for the Financial Year Ended Dec. 31, 2003		For	For		Mgmt
	2	Elect Ir Lee Miang Koi as Director		For	For		Mgmt
	3	Elect Abdul Majid Abdul Karim as Director		For	For		Mgmt
	4	Elect Ting Chew Peh as Director		For	For		Mgmt
	5	Elect Syed Danial Syed Ariffin as Director		For	For		Mgmt
	6	Approve Ernst & Young as Auditors and Authorize Board to Fix Their Remuneration		For	For		Mgmt
	7	Approve Issuance of Equity or Equity-Linked Securities without Preemptive Rights in Any Amount Up to Ten Percent of Issued Share Capital		For	For		Mgmt

This item requests the authority to issue shares without preemptive rights up to a maximum of 10 percent of issued share capital at the date of approval. The capital raised under this item will be used for various unspecified purposes. This authority is valid for one year or until the next meeting of shareholders. This routine item adheres to Malaysian regulations.

06/15/04 - A	Quanta Computer Inc.		Y7174J106			04/16/04		774,570
	1.1	Receive Report on 2003 Business Operating Results		None	None		Mgmt
	1.2	Receive Supervisors’ Report		None	None		Mgmt

157

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.3	Receive Report on the Issuance of Global Depository Receipts (GDR)		None	None		Mgmt
	1.4	Receive Report on Overseas Convetible Bonds		None	None		Mgmt
	2.1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2.2	Approve Allocation of Income and Dividends		For	For		Mgmt
	3.1	Approve Capitalization of 2003 Dividends and Employee Profit Sharing		For	For		Mgmt
	3.2	Amend Articles of Association		For	For		Mgmt
The proposal will allow the company to establish the position of deputy chairman of the board, and as well to purchase liability insurance for directors and supervisors of the company.
	3	Elect Directors		For	For		Mgmt
	3.4	Approve Release of Restrictions of Competitive Activities of Directors		For	For		Mgmt
	4	Other Business		None	None		Mgmt

06/25/04 - A	Ranbaxy Laboratories		Y7187Y140			None		27,166
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Dividends of INR 17 Per Share		For	For		Mgmt
	3	Reappoint T. Khanna as Director		For	For		Mgmt
	4	Reappoint V.B. Ram as Director		For	For		Mgmt
	5	Reappoint V. Mehra as Director		For	For		Mgmt
	6	Approve Walker, Chandiok & Co as Auditors and Authorize Board to Fix Their Remuneration		For	For		Mgmt
	7	Appoint V.K. Kaul as Director		For	For		Mgmt
	8	Appoint G. Das as Director		For	For		Mgmt
	9	Appoint M.M. Singh as Director		For	For		Mgmt
	10	Approve Appointment and Remuneration of M.M. Singh, Executive Director		For	For		Mgmt
	11	Approve Appointment and Remuneration of B.W. Tempest, Executive Director		For	For		Mgmt
	12	Approve Commission Remuneration of Non-executive Directors		For	For		Mgmt

04/30/04 - A	Regional Container Lines		Y72509147			04/12/04		3,434,600
	1	Approve Minutes of Previous EGM		For	For		Mgmt
	2	Accept Directors’ Report		For	For		Mgmt
	3	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	4	Approve Allocation of Income and Dividend of Baht 0.45 Per Share		For	For		Mgmt

158

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	5	Elect Directors		For	For		Mgmt
	6	Approve Remuneration of Directors		For	For		Mgmt
	7	Approve Auditors and Authorize Board to Fix Their Remuneration		For	For		Mgmt
	8	Amend Articles of Association Re: The Procedures Used for Related Transactions, Acquisition and Disposition of Substantial Assets		For	For		Mgmt
	9	Other Business		For	Against		Mgmt
Details of other business items not disclosed.

06/24/04 - A	Reliance Industries Ltd.		Y72596102			None		31,911
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Dividends of INR 5.25 Per Share		For	For		Mgmt
	3	Reappoint M.L. Bhakta as Director		For	For		Mgmt
	4	Reappoint D.V. Kapur as Director		For	For		Mgmt
	5	Reappoint M.P. Modi as Director		For	For		Mgmt
	6	Approve Chaturvedi & Shah and Rajendra & Co. as Joint Auditors and Authorize Board to Fix Their Remuneration		For	For		Mgmt

08/26/03 - A	Remgro Ltd		S6873K106			None		69,194
Ordinary Business
	1	Accept Financial Statements and Statutory Reports for Year Ended Mar. 31, 2003		For	For		Mgmt
	2	Approve Remuneration of Directors for Past Fiscal Year in the Aggregate Amount of ZAR 900,420		For	For		Mgmt
	3	Elect Directors		For	For		Mgmt
	4	Place Authorized But Unissued Shares under Control of Directors		For	For		Mgmt

This resolution would place the company’s authorized but unissued ordinary shares (excluding ordinary shares reserved for the company’s share purchase scheme and share option scheme) at the disposal and under the control of the directors. This resolution is essentially a legal formality.

	5	Authorize Repurchase of Up to 20 Percent of Issued Share Capital		For	For		Mgmt

Approval of resolution 5 would permit Remgro or any of its subsidiaries to acquire shares issued by the company until the next AGM. The reason for proposing this request is to enable the company to acquire its own shares in accordance with legislation, which became effective on June 30, 1999. When timed correctly, corporate stock repurchases are a legitimate use of corporate funds and can add to long-term shareholder returns.

159

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/23/04 - A	Resorts World Berhad		Y7368M113			None		766,000
	1	Accept Financial Statements and Statutory Reports for the Financial Year Ended Dec. 31, 2003		For	For		Mgmt
	2	Approve Final Dividends for the Financial Year Ended Dec. 31, 2003		For	For		Mgmt
	3	Approve Remuneration of Directors in the Amount of MYR548,082 for the Financial Year Ended Dec. 31, 2003		For	For		Mgmt
	4	Elect Tan Sri Wan Sidek bin Hj Wan Abdul Rahman as Director		For	For		Mgmt
	5	Elect Tan Sri Dr Lin See Yan as Director		For	For		Mgmt
	6	Elect Justin Tan Wah Joo as Director		For	For		Mgmt
	7	Elect Siew Nim Chee as Director		For	For		Mgmt
	8	Approve Auditors and Authorize Board to Fix Their Remuneration		For	For		Mgmt
	9	Approve Issuance of Equity or Equity-Linked Securities without Preemptive Rights in Any Amount Up to Ten Percent of Issued Share Capital		For	For		Mgmt

This item requests the authority to issue shares without preemptive rights up to a maximum of 10 percent of issued share capital at the date of approval. The capital raised under this item will be used for various unspecified purposes. This authority is valid for one year or until the next meeting of shareholders. This routine item adheres to Malaysian regulations.

	10	Authorize Repurchase of Up to Ten Percent of Issued Share Capital		For	For		Mgmt

This resolution would extend for one year the board’s authority to repurchase company shares. This authority is limited to 10 percent of the outstanding share capital of the company on the date the resolution is passed. This authority operates under strict regulatory guidelines of the Kuala Lumpur Stock Exchange, and there is no reason to object to this item.

160

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/28/04 - A	Richter Gedeon RT		X3124X114			04/19/04		16,421
	1	Approve Directors’ Report on 2003 Business Activities of Company		For	None		Mgmt
	2	Approve Auditors’ Report		For	None		Mgmt
	3	Approve Supervisory Board’s Report		For	None		Mgmt
	4	Approve Allocation of Income		For	For		Mgmt
	5	Approve Financial Statements and Annual Report		For	For		Mgmt
	6	Receive Directors’ Report on 2003 Business Activities of Richter Group and Consolidated Financial Statements		None	None		Mgmt
	7	Receive Auditors’ Report on Consolidated Financial Statements		None	None		Mgmt
	8	Receive Supervisory Board’s Report on Consolidated Financial Statements		None	None		Mgmt
	9	Approve Consolidated Financial Statements		For	For		Mgmt
	10	Approve 2003 Financial Statements and Consolidated Financial Statements Prepared in Accordance with IAS Standards		For	For		Mgmt
	11	Approve Applications Submitted to Company by Preference Shareholders for Conversion of Preference Shares into Ordinary Shares		For	For		Mgmt
	12	Approve Introduction of Ordinary Shares Converted from Preference Shares to Budapest Stock Exchange and Luxembourg Stock Exchange		For	For		Mgmt
	13	Authorize Share Repurchase Program		For	For		Mgmt
	14	Amend Articles of Association (Statutes)		For	Against		Mgmt
There was not enough information available to make an informed voting decision.
	15	Approve Consolidated Text of Company’s Statutes		For	Against		Mgmt
There was not enough information available to make an informed voting decision.
	16	Elect Directors		For	For		Mgmt
	17	Approve Remuneration of Directors and Supervisory Board Members		For	For		Mgmt
	18	Approve Proposal on Appreciation of Board of Directors’ Activities in 2003		For	For		Mgmt
	19	Elect Supervisory Board Members		For	For		Mgmt
	20	Approve Remuneration of Supervisory Board Members		For	For		Mgmt
	21	Elect Statutory Auditor		For	For		Mgmt
	22	Approve Remuneration of Statutory Auditor		For	For		Mgmt
	23	Other Business		For	Against		Mgmt
Details of other business items not disclosed.

161

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

10/28/03 - S	SABESP, Companhia Saneamento Basico Sao Paulo		P8228H104			None		27,211,060
	1	Appoint Firm to Perform Net Equity Appraisal of Sistema de Saneamento do Municipio de Sao Bernardo do Campo		For	For		Mgmt
This is a routine procedure for the provision of waste services in the state of Sao Paulo.
	2	Ratify Remuneration of Executive Directors, Management Board, and Suprvisory Board Members		For	For		Mgmt
	3	Other Business (Voting)		For	Against		Mgmt
Details of other business items not disclosed.

02/27/04 - A	Samsung Corp.		Y7470R109			12/31/03		323,910
	1	Approve Appropriation of Income and Dividends of KRW 250 Per Ordinary Share		For	For		Mgmt
	2	Amend Articles of Incorporation Re: Additional Business Objectives		For	For		Mgmt

This item seeks approval for an amendment to the company’s articles of incorporation. The amendment would allow the company to expand its business objectives by adding the electronic communications and information businesses. This expansion is not problematic for a trading company such as Samsung Corp., and there is no reason to oppose this amendment.

	3	Elect Director		For	For		Mgmt
	4	Approve Limit on Remuneration of Directors		For	For		Mgmt

02/27/04 - A	Samsung Electro-Mechanics Co		Y7470U102			12/31/03		55,480
	1	Approve Handling of Net Loss, with No Dividend		For	For		Mgmt
	2	Elect Director		For	For		Mgmt
	3	Elect Member of Audit Committee		For	For		Mgmt
	4	Approve Limit on Remuneration of Directors		For	For		Mgmt

162

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

02/27/04 - A	Samsung Electronics Co. Ltd.		Y74718100			12/31/03		92,271
	1	Approve Financial Statements and Appropriation of Income, with Total Dividend of KRW 5500 Per Share		For	For		Mgmt
	2	Elect Directors		For	For		Mgmt
	2.2	Appoint One Member of Audit Committee		For	For		Mgmt
	2	Elect Directors		For	For		Mgmt
	3	Approve Limit on Remuneration of Directors		For	For		Mgmt

05/28/04 - A	Samsung Fire & Marine Ins		Y7473H108			03/31/04		37,447
	1	Approve Appropriation of Income and Dividends of KRW 1000 Per Share		For	For		Mgmt
	2	Amend Articles of Incorporation in Connection with Changes to Korean Laws		For	For		Mgmt

This item seeks approval for two amendments to the company’s articles of incorporation related to lines of business and board of directors size. These are non-contentious modifications that warrant shareholder support.

	3	Elect Director		For	For		Mgmt
	4	Approve Limit on Remuneration of Directors		For	For		Mgmt
	5	Approve Stock Option Grants		For	For		Mgmt

The initiative can be supported because the plan should help to align the interests of shareholders with the company’s employees over the longer term and because the plan has other favorable terms. A vote in favor of this proposal is recommended.

02/27/04 - A	Samsung Heavy Industries Co Ltd		Y7474M106			12/31/03		522,872
	1	Approve Appropriation of Income and Dividends		For	For		Mgmt
	2	Elect Director(s)		For	For		Mgmt
	3	Elect Member(s) of Audit Committee		For	For		Mgmt
	4	Approve Limit on Remuneration of Directors		For	For		Mgmt

02/27/04 - A	Samsung SDI Co.		Y74866107			12/31/03		32,120
	1	Approve Appropriation of Income and Dividends of KRW 2500 Per Share		For	For		Mgmt
	2	Elect Director		For	For		Mgmt
	3	Approve Limit on Remuneration of Directors		For	For		Mgmt

163

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/01/04 - S	Sanlam Limited		S7302C129			None		1,223,570
Special Meeting Agenda
	1	Approve Increase in Authorized Capital		For	For		Mgmt

Items 1-4. In these items, shareholders are asked to approve a series of resolutions as part of a number of agreements concluded between Sanlam and Ubuntu-Botho Investments (Pty) Ltd. (Ubuntu-Botho), the implementation of which will result in Ubuntu-Botho obtaining a 10-12 percent stake in Sanlam. Ubuntu-Botho is an entity that maintains broad-based economic empowerment (BEE) credentials due to its shareholding structure consisting of historically-disadvantaged populations of South Africa.The maximum potential dilution resulting from the conversion of A and B deferred shares would equal 4 percent of the company’s issued capital. In combination with the 114 million ordinary shares that would be newly issued, the total voting dilution arising from the transactions would amount to approximately 10 percent of Sanlam’s issued capital. Given the realities of share ownership requirement, this is a supportable request.

	2	Authorize Creation of A and B Convertible Redeemable Non-Participating Preference Shares		For	For		Mgmt
	3	Amend Articles Re: Creation of A and B Convertible Redeemable Non-Participating Preference Shares		For	For		Mgmt
	4	Authorize Allotment and Issuance of Shares to Ubuntu-Botho and Demutualization Trust		For	For		Mgmt
	5	Place Authorized But Unissued Shares under Control of Directors		For	For		Mgmt

This resolution would place the company’s authorized but unissued ordinary shares at the disposal and under the control of the directors. The resolution would empower the directors to issue those shares to such persons and on such terms as the directors see fit. Any such issuances would be subject to the requirements of the South African Companies Act and the Johannesburg Stock Exchange. This resolution is essentially a legal formality.

	6	Authorize Board to Ratify and Execute Approved Resolutions		For	For		Mgmt

164

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/02/04 - A	Sanlam Limited		S7302C129			None		1,395,370
Annual Meeting Agenda
	1	Accept Financial Statements and Statutory Reports for Year Ended Dec. 31, 2003		For	For		Mgmt
	2	Reappoint External Auditors		For	For		Mgmt
	3	Elect Directors		For	For		Mgmt
	3.1	Reelect M.M.M. Bakane-Tuoane as Director		For
	3.2	Reelect F.A. du Plessis as Director		For
	3.3	Reelect W. James as Director		For
	4	Reelect J.J.M. van Zyl as Director		For	For		Mgmt
	5	Reelect Three Directors to Be Appointed in Casual Vacancies or as Additional Directors Following Completion of Ubuntu-Botho Transactions		For	For		Mgmt
	6	Authorize Board to Fix Remuneration of the Auditors		For	For		Mgmt
	7	Approve Remuneration of Directors		For	For		Mgmt
	8	Place Authorized But Unissued Shares under Control of Directors		For	For		Mgmt

This resolution would place the company’s authorized but unissued ordinary shares at the disposal and under the control of the directors. The resolution would empower the directors to issue those shares to such persons and on such terms as the directors see fit. Any such issuances would be subject to the requirements of the South African Companies Act and the Johannesburg Stock Exchange. This resolution is essentially a legal formality.

	9	Authorize Repurchase of Up to 20 Percent of Issued Share Capital		For	For		Mgmt

Approval of this resolution would permit the company or any of its subsidiaries to acquire shares issued by the company until the next AGM. The aggregate number of securities repurchased by a company may not, in any one financial year, exceed 20 percent of that company’s issued share capital, provided that any general repurchase (in which shareholders give the company a mandate for share repurchases during the coming year) may not exceed ten percent of that company’s share capital of that class in any one financial year. When timed correctly, corporate stock repurchases are a legitimate use of corporate funds and can add to long-term shareholder returns. For this reason a vote in favor of the board’s proposal is recommended.

165

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

03/01/04 - A	Sappi Ltd.		S73544108			None		189,432
Ordinary Business
	1	Elect Directors		For	For		Mgmt
	2	Elect Directors		For	For		Mgmt
	3	Authorize Repurchase of Up to 20 Percent of Issued Share Capital		For	For		Mgmt

Approval of resolution 3 would permit Sappi to acquire shares issued by itself and authorize any subsidiary to purchase shares issued by the company until the next AGM. When timed correctly, corporate stock repurchases are a legitimate use of corporate funds and can add to long-term shareholder returns.

	4	Authorize Sale of Treasury Shares to Sappi Share Incentive Scheme		For	For		Mgmt

The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans and other favorable terms of the plan. A vote in favor of this proposal is recommended.

	5	Place Authorized But Unissued Shares under Control of Directors		For	For		Mgmt

This resolution would place the company’s authorized but unissued ordinary shares at the disposal and under the control of the directors. The resolution would empower the directors to issue those shares to such persons and on such terms as the directors see fit. Any such issuances would be subject to the requirements of the South African Companies Act and the Johannesburg Stock Exchange. This resolution is essentially a legal formality.

	6	Authorize Board to Ratify and Execute Approved Resolutions		For	For		Mgmt

11/28/03 - A	Sasol Ltd.		803866102			None		230,746
Ordinary Business
	1	Approve Company and Group Financial Statements and Statutory Reports For Year Ended June 30, 2003		For	For		Mgmt
	2	Elect Directors		For	For		Mgmt
	3	Elect Directors		For	For		Mgmt
	4	Elect Directors		For	For		Mgmt
	5	Reappoint KPMG Inc. as Auditors		For	For		Mgmt
	6	Authorize Repurchase of Up to 10 Percent of Issued Share Capital		For	For		Mgmt

Approval of resolution 6 would permit Sasol or any of its subsidiaries to acquire shares issued by the company until the next AGM. The aggregate number of securities repurchased by a company may not, in any one financial year, exceed 20 percent of that company’s issued share capital. When timed correctly, corporate stock repurchases are a legitimate use of corporate funds and can add to long-term shareholder returns. For this reason it is recommended that shareholders vote in favor of the board’s proposal.

166

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	7	Place Authorized But Unissued Shares under Control of Directors		For	For		Mgmt

This resolution would place the company’s authorized but unissued ordinary shares at the disposal and under the control of the directors. The resolution would empower the directors to issue those shares to such persons and on such terms as the directors see fit. Any such issuances would be subject to the requirements of the South African Companies Act and the Johannesburg Stock Exchange. This resolution is essentially a legal formality.

	8	Approve Remuneration of Directors		For	For		Mgmt

12/16/03 - S	Seamico Securities		Y7558A119			11/26/03		600,000
	1	Approve Minutes of Previous AGM		For	For		Mgmt
	2	Approve Issuance of 10 Million Shares Through Private Placement		For	For		Mgmt
	3	Authorize Issuance of 20.4 Million Rights Warrants to Existing Shareholders and Private Placement Investors		For	For		Mgmt
	4	Approve Issuance of 1.4 Million Units of ESOP III Warrants to Employees of the Company		For	For		Mgmt

A total of 1.43 million Employee Stock Option Plan (ESOP) III Warrants will be offered to employees who have never participated in the ESOP previously. The proposal will result in a dilution of two percent when the warrants are fully execised.

	5	Approve Issuance of 20.4 Million Reserved for the Execution of Rights Warrants		For	For		Mgmt
The item is pursuant to the issuance of rights warrants in item 3.
	6	Approve Issuance of 1.4 Million Reserved for the Execution of ESOP III Warrants		For	For		Mgmt
The item is pursuant to the issuance of rights warrants in item 4.

167

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	7	Approve Increase in Registered Capital to Baht 1 Billion		For	For		Mgmt
	8	Amend Memorandum of Association to Reflect Increase in Registered Capital		For	For		Mgmt
The item is pursuant to the increase of registered capital in item 7.
	9	Reduce Par Value of Common Stock to Baht 1 from Baht 10		For	For		Mgmt
	10	Amend Memorandum of Association to Reflect Decrease in Par Value		For	For		Mgmt
The item is pursuant to the decrease of par value in item 9.
	11	Approve Issuance of 60,000 Units of ESOP II Warrants to Directors of the Company		For	For		Mgmt

A total of 60,000 Employee Stock Option Plan (ESOP) II Warrants will be offered to directors who have never participated in the ESOP previously. The proposal will result in a dilution of 0.08 percent when the warrants are fully execised.

	12	Other Business		For	Against		Mgmt
There was not enough information available to make an informed voting decision.

05/28/04 - A	Shanghai Industrial Holdings Ltd		Y7683K107			05/21/04		201,241
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Final Dividend of HK$0.32 Per Share		For	For		Mgmt
	3a1	Reelect Ding Zhong De as Director		For	For		Mgmt
	3a2	Reelect Lu Shen as Director		For	For		Mgmt
	3a3	Reelect Qian Shi Zheng as Director		For	For		Mgmt
	3a4	Reelect Ge Wen Yao as Director		For	For		Mgmt
	3a5	Reelect Woo Chia-Wei as Director		For	For		Mgmt
	3a6	Reelect Leung Pak To, Francis as Director		For	For		Mgmt
	3b	Authorize Board to Fix Their Remuneration		For	For		Mgmt
	4	Reappoint Deloitte Touche Tohmatsu as Auditors and Authorize Board to Fix Their Remuneration		For	For		Mgmt
	5	Approve Issuance of Equity or Equity-Linked Securities without Preemptive Rights		For	Against		Mgmt

This resolution is a standard request in Hong Kong for board authority to issue new shares representing up to 10 percent of current outstanding share capital, other than as a rights issue. The directors would have total discretion on the issuance of these shares. The authority would lapse after one year or at the next meeting of shareholders. Because the company has not provided specific language and terms that there will be (1) adequate restrictions on discounts and (2) no authority to refresh the share issuance amounts without prior shareholder approval, it is recommended that shareholders oppose this request.

168

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	6	Approve Repurchase of Up to 10 Percent of Issued Capital		For	For		Mgmt

This resolution would extend for one year the board’s authority to repurchase company shares at their discretion. This authority is limited to 10 percent of the outstanding share capital of the company on the date the resolution is passed. This authority operates under strict regulatory guidelines of the SEHK. This is a routine repurchase proposal.

	7	Authorize Reissuance of Repurchased Shares		For	For		Mgmt

This resolution authorizes the board to reissue any shares repurchased under the general mandate to repurchase shares approved above, without limiting the general mandate to issue shares also approved above. This authority would also be limited to the maximum 10 percent allowed to be repurchased. This request is being made to renew the authority, as the authority to reissue repurchased shares expired with the convening of this meeting. This is a routine request.

8

Amend Articles Re: Voting at General Meetings, Material Interest of Directors in Contracts Entered into by the Company, Nomination and Removal of Directors, Electronic Communication, Indemnification of Directors and Officers of the Company

				For	For		Mgmt

This item seeks to amend certain provisions in the articles of association in light of recent changes to applicable laws namely the Companies (Amendment) Ordinance and the Listing Rules. These amendments are proposed in order to update the provisions of the articles in line with revisions made to applicable rules and regulations. In view of this, it is recommended that shareholders vote in favor of this resolution.

169

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/28/04 - S	Shanghai Industrial Holdings Ltd		Y7683K107			05/21/04		201,241
	1	Approve Share Option Scheme of Mergen Biotech Ltd.		For	Against		Mgmt

This plan allows for 10 percent of the issued capital to be outstanding from time to time. Such a revolving limit allows the board to continually grant more options as old options are exercised. With short or even no vesting periods, the potential dilution to shareholders under a ten-year plan is high. Without clarification on such plans, shareholder support is not warranted.

	2	Approve Grant of Options to Subscribe for 39,000 Shares in Mergen Biotech Ltd. to Hu Fang Pursuant to the Share Option Scheme of Mergen Biotech Ltd.		For	Against		Mgmt

This plan allows for 10 percent of the issued capital to be outstanding from time to time. Such a revolving limit allows the board to continually grant more options as old options are exercised. With short or even no vesting periods, the potential dilution to shareholders under a ten-year plan is high. Without clarification on such plans, shareholder support is not warranted.

09/29/03 - S	Shenzhen Dongjiang Environmental Company Limited		Y7742Y106			08/28/03		2,710,000
	1	Approve Interim Dividend of RMB0.008 Per Share		For	For		Mgmt
	2	Other Business (Voting)		For	Against		Mgmt
Details of other business items not disclosed.

05/06/04 - A	Shenzhen Dongjiang Environmental Company Limited		Y7742Y106			None		2,710,000
	1	Accept Report of Directors		For	For		Mgmt
	2	Accept Report of Supervisory Committee		For	For		Mgmt
	3	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	4	Approve Resignation of Liang Ruichi as Company Supervisor		For	For		Mgmt
	5	Elect Chen Shusheng as Company Supervisor		For	For		Mgmt
	6	Approve Ernst & Young as Auditors and Authorize Board to Fix Their Remuneration		For	For		Mgmt

170

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/03/04 - A	Shenzhen Investment (frmrly. Shum Yip Invst.)		Y7743P120			05/28/04		2,160,000
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Final Dividend		For	For		Mgmt
	3a1	Reelect Liu Zixian as Director		For	For		Mgmt
	3a2	Reelect Liu Jianhua as Director		For	For		Mgmt
	3a3	Reelect Zhao Mingfeng as Director		For	For		Mgmt
	3a4	Reelect Liang Kaiping as Director		For	For		Mgmt
	3a5	Reelect Zhu Huoyang as Director		For	For		Mgmt
	3a6	Approve Proposal Not to Fill Up the Vacated Office Resulting from the Retirement of Zhang Luzheng as Director		For	For		Mgmt
	3b	Fix Directors’ Remuneration		For	For		Mgmt
	4	Reappoint Auditors and Authorize Board to Fix Their Remuneration		For	For		Mgmt
	5	Approve Repurchase of Up to 10 Percent of Issued Capital		For	For		Mgmt

This resolution would extend for one year the board’s authority to repurchase company shares at their discretion. This authority is limited to 10 percent of the outstanding share capital of the company on the date the resolution is passed. This authority operates under strict regulatory guidelines of the SEHK. This is a routine repurchase proposal.

	6	Approve Issuance of Equity or Equity-Linked Securities without Preemptive Rights		For	Against		Mgmt

This resolution is a standard request in Hong Kong for board authority to issue new shares representing up to 10 percent of current outstanding share capital, other than as a rights issue. The directors would have total discretion on the issuance of these shares. The authority would lapse after one year or at the next meeting of shareholders. Because the company has not provided specific language and terms that there will be (1) adequate restrictions on discounts and (2) no authority to refresh the share issuance amounts without prior shareholder approval, it is recommended that shareholders oppose this request.

	7	Authorize Reissuance of Repurchased Shares		For	For		Mgmt

This resolution authorizes the board to reissue any shares repurchased under the general mandate to repurchase shares approved above, without limiting the general mandate to issue shares also approved above. This authority would also be limited to the maximum 10 percent allowed to be repurchased. This request is being made to renew the authority, as the authority to reissue repurchased shares expired with the convening of this meeting. This is a routine request.

171

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

8

Amend Articles Re: Voting at General Meetings, Material Interest of Directors in Contracts Entered into by the Company, Nomination and Removal of Director, Liability Insurance for Directors, Officers and Auditors of the Company

				For	For		Mgmt

This item seeks to amend certain provisions in the articles of association in light of recent changes to applicable laws namely the Companies (Amendment) Ordinance and the Listing Rules. These amendments are proposed in order to update the provisions of the articles in line with revisions made to applicable rules and regulations. In view of this, it is recommended that shareholders vote in favor of this resolution.

04/23/04 - A	Shin Corp. (Shin) (Formerly Shinawatra Computer & Communication		Y77496142			04/05/04		1,443,900
	1	Open Meeting		None	None		Mgmt
	2	Approve Minutes of Previous AGM		For	For		Mgmt
	3	Accept Directors’ Report		For	For		Mgmt
	4	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	5	Approve Allocation of Income and Dividends		For	For		Mgmt
	6	Approve Auditors and Authorize Board to Fix Their Remuneration		For	For		Mgmt
	7	Elect Directors		For	For		Mgmt
	8	Approve Remuneration of Directors		For	For		Mgmt
	9	Approve Issuance of 13.7 Million Units of Warrants to Directors, Employees, and Advisors of the Company		For	For		Mgmt

Items 9-11. These items deal with the issuance of 13.7 million warrants pursuant to the company’s Employee Share Option Scheme. The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans and other favorable terms of the plan. A vote in favor of this proposal is recommended.

	10	Approve Issuance of 13.7 Million Ordinary Shares		For	For		Mgmt

172

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	11	Approve Issuance of Warrants to Directors, Employees and Advisors Exceeding Five Percent of the Total Issuance		For	For		Mgmt
	12	Other Business		For	Against		Mgmt
Details of other business items not disclosed.

03/25/04 - A	Shinhan Financial Group Co. Ltd.		Y7749X101			12/31/03		195,970
	1	Approve Financial Statements and Appropriation of Income, with Dividends of KRW 600 Per Ordinary Share		For	For		Mgmt
	2	Amend Articles of Incorporation to Introduce Outside Director Recommendation Committee and Compensation Committee, Allow Electronic Distribution of Financial Statements		For	For		Mgmt

This item seeks approval for amendments to Shinhan’s articles of incorporation to create an outside director recommendation committee and a compensation committee, to allow Shinhan Financial Group to appoint an executive who is not also a director to the post of vice president, and to add language to the articles allowing for the electronic distribution of consolidated and non-consolidated financial statements and independent auditors’ opinions. As the amendments are neutral or positive, support for the whole item is recommended.

	3	Elect Directors		For	For		Mgmt
	4	Elect Members of Audit Committee		For	For		Mgmt
	5	Approve Limit on Remuneration of Directors		For	For		Mgmt
	6.1	Approve Stock Option Grants to Department Heads of Shinhan Financial Group and its Subsidiaries		For	For		Mgmt

The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans and other favorable terms of the plan. A vote in favor of this proposal is recommended.

	6.2	Approve Stock Option Grants to Executives of Shinhan Financial Group and its Subsidiaries		For	For		Mgmt

The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans and other favorable terms of the plan. A vote in favor of this proposal is recommended.

173

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

10/28/03 - A	Shoprite Holdings Ltd.		S76263102			None		659,400
Ordinary Business
	1	Accept Financial Statements and Statutory Reports for Year Ended 30, 2003		For	For		Mgmt
	2	Approve Remuneration of Directors		For	For		Mgmt
	3	Reappoint PricewaterhouseCoopers as Auditors		For	For		Mgmt
	4	Approve Dividends		For	For		Mgmt
	5	Place Authorized But Unissued Shares under Control of Directors		For	For		Mgmt

This resolution would place the company’s authorized but unissued ordinary shares (excluding ordinary shares reserved for the company’s share purchase scheme and share option scheme) at the disposal and under the control of the directors. The resolution would empower the directors to issue those shares to such persons and on such terms as the directors see fit. Any such issuances would be subject to the requirements of the South African Companies Act and the Johannesburg Stock Exchange. This resolution is essentially a legal formality. Most South African companies seek similar authority as a prelude to the general share issuance authority for which approval is sought in the following resolution.

	6	Approve Issuance of Shares without Preemptive Rights up to a Maximum of 15 Percent of Issued Capital		For	For		Mgmt

This proposal would grant the board the authority to issue all the unissued shares in the company with or without preemptive rights. The amount of potential dilution that existing shareholders would have to accept is a maximum of five percent in a one-year period.

	7	Reelect C.H. Wiese as Director		For	For		Mgmt
	8	Reelect J.A. Louw as Director		For	For		Mgmt
	9	Reelect A.N. van Zyl as Director		For	For		Mgmt
	10	Reelect B.R. Meyers as Director		For	For		Mgmt
	11	Elect T.R.P. Hlongwane as Director Appointed During the Year		For	For		Mgmt
	12	Elect B. Harisunker as Director Appointed During the Year		For	For		Mgmt
	13	Elect J.G. Rademeyer as Director Appointed During the Year		For	For		Mgmt
	14	Authorize Board to Ratify and Execute Approved Resolutions		For	For		Mgmt

174

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	15	Authorize Repurchase of Up to 20 Percent of Issued Share Capital		For	For		Mgmt

Approval of resolution 15 would permit Shoprite or any of its subsidiaries to acquire shares issued by the company until the next AGM. The reason for proposing this request is to enable the company to acquire its own shares in accordance with the listing requirements of the Johannesburg Stock Exchange (JSE). The aggregate number of securities repurchased by a company may not, in any one financial year, exceed 20 percent of that company’s issued share capital, provided that any general repurchase (in which shareholders give the company a mandate for share repurchases during the coming year) may not exceed ten percent of that company’s share capital of that class in any one financial year.

10/21/03 - S	Short-Term Investments Trust		825252406			07/25/03		6,669,578
	1	Elect Directors		For	For		Mgmt

10/02/03 - S	SHOUGANG CONCORD CENTURY HOLDINGS LTD		Y7759N100			None		4,174,000
	1	Approve Acquisition of Approximately 3.2 Million Shares, Together With a Shareholder’s Loan, in Online Investments Ltd. from Bravo Industrial Ltd. for a Consideration of HK$58 Million		For	For		Mgmt

Items 1-2 These items concern the proposed acqusition of a further interest in Online Investments Ltd. (OIL) by the company’s indirect wholly-owned subsidiary Clear Vision Investments Ltd. (CVI). The transaction would allow for a combined acquisition of a 28.24 percent stake, of which 10.24 percent shall be purchased from Bravo Industrial Ltd. (BIL), and 18 percent shall be bought from Skyriver (BVI) Ltd. (SBL). The transactions also entail CVI to take up and pay the shareholders’ loans advanced by BIL and SBL to OIL. CVI shall pay a total of HK$160 million ($20.51 million)to BVI and SBL in exchange for the shares and the payment of loans. OIL is primarily an investment holding company which owns Jiaxing Eastern Steel Cord Co. Ltd. (JESC), a manufacturer and major supplier of steel cords used in radial tires. As the group is also involved in the steel cord business, the acquisition of OIL, and its eventual ownership of JESC would be in line with the group’s core strategy. CVI currently owns 50.91 percent of OIL, while 20.85 percent of OIL’s share capital is held by Efficient Investements Ltd., also an indirect wholly-owned subsidiary of the company. Upon completion of the two agreements, CVI’s ownership shall increase to 79.15 percent and OIL and JESC shall be indirect wholly-owned subsidiaries. The acquisition was deemed as fair as it was examined by GC Capital (Asia) Ltd., an independent financial evaluator. The acquisition would create new market opportunities for the group as this would facilitate the consolidation of its business with that of JESC’s, and would give the group access to a broader consumer base as JESC operates in the People’s Republic of China.

175

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	2	Approve Acquisition of Approximately 5.6 Million Shares, Together with a Shareholder’s Loan, in Online Investments Ltd. from Skyriver (B.V.I.) Ltd. for a Consideration of HK$102 Million		For	For		Mgmt
	3	Approve Stock Option Plan Grants to Cao Zhong Pursuant to the Share Option Scheme		For	For		Mgmt

The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans limited to ten percent and other favorable terms of the plan. A vote in favor of this proposal is recommended.

03/24/04 - A	Siam Cement Co. Ltd.		Y7866P147			03/04/04		415,700
	1	Approve Minutes of Previous AGM		For	For		Mgmt
	2	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	3	Approve Allocation of Income and Final Dividend of Baht 3.5 per Share		For	For		Mgmt
	4	Elect Directors		For	For		Mgmt
	5	Approve Auditors and Authorize Board to Fix Their Remuneration		For	For		Mgmt
	6	Amend Articles of Association		For	For		Mgmt

The proposal seeks shareholders’ approval to amend the company’s regulations regarding the directors’ bonus payment in order to comply with the adjustment of the bonus payment and remuneration for directors; regarding the authorized signatories legally binding the company without the company’s Common Seal; regarding the connected transactions of the Listed Companies to comply with the Notification of the Stock Exchange of Thailand governing the entering into the Disclosure of Information and Act of Listed Companies Concerning the Connected Transactions, 2003. All of these practices are being implemented by Thailand companies and it is only appropriate that the company align itself to such requirements and provisions of the Listing Rules. Moreover, the proposed amendments are technical in nature and should have no impact on shareholder value.

176

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	7	Approve Remuneration of Directors		For	For		Mgmt
	8	Other Business		For	Against		Mgmt
Details of other business items not disclosed.

11/21/03 - S	Sinopec Shanghai Petrochemical Co. (formerly Shanghai Petrochemical Co Ltd)		Y80373106			10/22/03		1,417,200
	1	Approve Contract for Supply of Acrylonitrile Between Sinopec Shanghai Petrochemical Co. Ltd. and Shanghai Secco Petrochemical Co. Ltd.		For	For		Mgmt

Items 1-2. In Sept 18, 2003, the Sinopec Shanghai Petrochemical Co. Ltd. (SSP) entered into contracts with Shanghai Secco Petrochemical Co. Ltd. (Secco) and Zheijang Jinyong Acrylic Fiber Co. Ltd. (Jinyong) for the supply and purchase of acrylonitrile. These constitute connected transactions since Secco is a joint venture company owned as to 20 percent of the company, and Jinyong is a 75 percent subsidiary of SSP. As such, these items subject to approval by the independent shareholders. As CITIC Capital Markets Ltd., the financial adviser to the independent board, has deemed the transactions fair and reasonable as far as the company and shareholders, support for these items is recommended.

	2	Approve Contract for Supply of Acrylonitrile Between Zhejiang Jinyong Acrylic Fiber Co. Ltd.		For	For		Mgmt

06/18/04 - A	Sinopec Shanghai Petrochemical Co. (formerly Shanghai Petrochemical Co Ltd)		Y80373106			05/17/04		825,600
	1	Approve Report of the Directors		For	For		Mgmt
	2	Approve Report of the Supervisory Committee		For	For		Mgmt

177

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	3	Approve Financial Statements and 2004 Budget		For	For		Mgmt
	4	Approve Final Dividend		For	For		Mgmt
	5	Reappoint KPMG Huazhen and KPMG as Domestic and International Auditors Respectively and Authorize Board to Fix Their Remuneration		For	For		Mgmt
6

Approve Resignation of Xu Kaicheng, Feng Jianping, Jiang Baoxing and Li Weichang as Directors and Elect Du Chongjun, Han Zhihao, Wu Haijun and Gao Jinping as Directors; Approve Resignation of Du Chongjun as Supervisor and Elect Dai Shuming as Supervisor

				For	For		Mgmt
7

Amend Articles Re: Voting and Resolutions at General Meetings, Compostion of Directors and Supervisory Committee, Nomination of Directors and Material Interest of Directors in Contracts Entered into by the Company

				For	For		Mgmt

This item seeks to amend certain provisions in the articles of association in light of recent changes to applicable laws namely the Companies (Amendment) Ordinance and the Listing Rules. These amendments are proposed in order to update the provisions of the articles in line with revisions made to applicable rules and regulations. In view of this, it is recommended that shareholders vote in favor of this resolution.

	8	Amend Articles Re: Board Composition		For	For		Mgmt

This item seeks shareholder approval for the amendment of the company’s articles of association in relation to the composition of the board of directors. This amendment will require the company’s board to be composed of 12 directors, including one chairman and one or two vice-chairmen. The board will also have the authority to appoint one or more directors as executive directors of the company. This resolution would allow the articles of association to be in line with recent statutory and regulatory changes.

03/12/04 - A	SK Telecom		Y4935N104			12/31/03		44,480
	1	Approve Appropriation of Income and Dividends of KRW 5500 Per Share		For	For		Mgmt

178

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	2	Amend Articles of Incorporation		For	For		Mgmt

This item seeks to approve amendments to the company’s articles of incorporation to allow the company to expand its business objectives by engaging in the leasing of movable property, as well as real estate as currently authorized, and to allow the board to add a provision to the articles allowing payment of an interim dividend. The proposed amendments are not problematic.

	3	Approve Limit on Remuneration of Directors		For	For		Mgmt
	4	Elect Directors		For	For		Mgmt
	4.2	Elect Member(s) of Audit Committee		For	For		Mgmt

05/20/04 - A	STANDARD BANK GROUP LTD (formerly Standard Bank Investment C		S80605108			None		359,285
Annual Meeting Agenda
	1	Accept Financial Statements and Statutory Reports for Year Ended Dec. 31, 2003		For	For		Mgmt
	2	Approve Remuneration of International Directors in the Amount of GBP 10,000 for Past Fiscal Year		For	For		Mgmt
	3.1	Approve Remuneration of Chairman in the Amount of ZAR 2,044,900		For	For		Mgmt
	3.2	Approve Remuneration of Directors in the Amount of ZAR 83,000		For	For		Mgmt
	3.3	Approve Remuneration of International Directors in the Amount of GBP 20,000		For	For		Mgmt
	3.4	Approve Remuneration of Credit Committee Members in the Amount of ZAR 9,000 per Meeting		For	For		Mgmt
	3.5	Approve Remuneration of Directors’ Affairs Committee Members in the Amount of ZAR 18,000		For	For		Mgmt
	3.6	Approve Remuneration of Risk Management Committee Members and Chairman in the Amount of ZAR 47,250 and ZAR 84,500, Respectively		For	For		Mgmt
	3.7	Approve Remuneration of Remuneration Committee Members and Chairman in the Amount of ZAR 41,500 and ZAR 83,000, Respectively		For	For		Mgmt
	3.8	Approve Remuneration of Transformation Committee Members and Chairman in the Amount of ZAR 35,500 and ZAR 71,000, Respectively		For	For		Mgmt
	3.9	Approve Remuneration of Audit Committee Members and Chairman in the Amount of ZAR 71,000 and ZAR 142,000, Respectively		For	For		Mgmt

179

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	3.10	Approve Remuneration of Alternate Directors in the Amount of ZAR 9,000 per Meeting		For	For		Mgmt
	4	Elect Directors		For	For		Mgmt
	4.1	Reelect Doug Band as Director		For
	4.2	Reelect Elisabeth Bradley as Director		For
	4.3	Reelect Trevor Evans as Director		For
	4.4	Reelect Thulani Gcabashe as Director		For
	4.5	Reelect Buddy Hawton as Director		For
	4.6	Reelect Paul Judge as Director		For
	4.7	Reelect Kgomotso Moroka as Director		For
	4.8	Reelect Chris Nissen as Director		For
	4.9	Reelect Robert Smith as Director		For
	5	Place Authorized But Unissued Shares Reserved for Standard Bank Group Incentive Scheme under Control of Directors		For	For		Mgmt

This resolution would place the company’s authorized but unissued ordinary shares at the disposal and under the control of the directors. The resolution would empower the directors to issue those shares to such persons and on such terms as the directors see fit. Any such issuances would be subject to the requirements of the South African Companies Act and the Johannesburg Stock Exchange. This resolution is essentially a legal formality.

	6	Place Authorized But Unissued Ordinary Shares under Control of Directors		For	For		Mgmt

Items 6-7. These resolutions would place the company’s authorized but unissued ordinary and preference shares, the creation of which is proposed under Item 10, at the disposal of and under the control of the directors. The resolutions would empower the directors to issue those shares to such persons and on such terms as the directors see fit. Any such issuances would be subject to the requirements of the South African Companies Act and the Johannesburg Stock Exchange. These resolutions are essentially a legal formality.

	7	Place Authorized But Unissued Non-Redeemable Non-Cumulative Non-Participating Preference Shares under Control of Directors		For	For		Mgmt

180

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	8	Authorize Directors to Make Payments to Shareholders		For	For		Mgmt

Under this item, shareholders are asked to authorize the company to make payments to its shareholders in such amount and in such form as determined by the directors. As this is only a internal financing request with minimal impact on shareholders value, support for this item is recommended.

	9	Authorize Repurchase of Up to 20 Percent of Issued Share Capital		For	For		Mgmt

Approval of this resolution would permit Imperial or any of its subsidiaries to acquire shares issued by the company until the next AGM. The aggregate number of securities repurchased by a company may not, in any one financial year, exceed 20 percent of that company’s issued share capital, provided that any general repurchase (in which shareholders give the company a mandate for share repurchases during the coming year) may not exceed ten percent of that company’s share capital of that class in any one financial year. When timed correctly, corporate stock repurchases are a legitimate use of corporate funds and can add to long-term shareholder returns. For this reason a vote in favor of the board’s proposal is recommended.

	10	Approve Creation of One Billion Non-Redeemable Non-Cumulative Non-Participating Preference Shares		For	For		Mgmt

Items 10-12. These items ask shareholders to approve the creation of 1 billion non-redeemable non-cumulative non-participating preference shares and to amend Standard Bank’s articles of association with regards to the rights and conditions of the new preference shares and to reflect the changes in the authorized capital following the creation of preference shares. As these preference shares would not have voting rights and they would not be convertible into ordinary shares of the company, these items can be considered a valid financing request.

	11	Amend Articles Re: Rights and Conditions of Non-Redeemable Non-Cumulative Non-Participating Preference Shares		For	For		Mgmt
	12	Amend Articles to Reflect Increase in Authorized Capital		For	For		Mgmt

181

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	13	Amend Articles of Association Re: Delegation of Board Powers		For	For		Mgmt
In this item, shareholders are asked to amend the company’s articles of association with regards to the delegation of board powers. This is a non-contentious request.

12/01/03 - A	Steinhoff International Holdings Ltd		S81589103			None		6,106,921
Ordinary Business
	1	Accept Financial Statements and Statutory Reports for Year Ended June 30, 2003		For	For		Mgmt
	2	Elect Directors		For	Split		Mgmt
	2.1.1	Reelect D.E. Ackerman as Director		For
	2.1.2	Reelect M.J. Jooste as Director		Against
M.J. Jooste is an executive director who serves on the board’s Audit and Remuneration Committees
	2.1.3	Reelect B.E. Steinhoff as Director		For
	2.1.4	Reelect N.W. Steinhoff as Director		For
	2.2	Elect J.H.N van der Merwe as Director		For
	2.3.1	Approve Remuneration of Directors		For	For		Mgmt
	2.3.2	Reappoint Deloitte and Touche as Auditors		For	For		Mgmt
	3.1	Place Authorized But Unissued Shares under Control of Directors		For	For		Mgmt

This resolution would place the company’s authorized but unissued ordinary shares at the disposal and under the control of the directors. The resolution would empower the directors to issue those shares to such persons and on such terms as the directors see fit. Any such issuances would be subject to the requirements of the South African Companies Act and the Johannesburg Stock Exchange. This resolution is essentially a legal formality.

	3.2	Approve Issuance of Shares without Preemptive Rights up to a Maximum of 15 Percent of Issued Capital		For	For		Mgmt

This proposal would grant the board the authority to issue all the unissued shares in the company with or without preemptive rights. The amount of potential dilution that existing shareholders would have to accept is a maximum of 15 percent in a one-year period. This is a reasonable request.

182

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	4	Place 85.4 Million Unissued Shares under Control of Directors for Purposes of Steinhoff International Share Incentive Schemes		For	For		Mgmt

The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans and other favorable terms of the plan. A vote in favor of this proposal is recommended.

	5	Approve Incentive Share Option Scheme		For	For		Mgmt

The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans and other favorable terms of the plan. A vote in favor of this proposal is recommended.

	6	Authorize Repurchase of Up to 20 Percent of Issued Share Capital		For	For		Mgmt

Approval of this resolution would permit Imperial or any of its subsidiaries to acquire shares issued by the company until the next AGM. The aggregate number of securities repurchased by a company may not, in any one financial year, exceed 20 percent of that company’s issued share capital, provided that any general repurchase (in which shareholders give the company a mandate for share repurchases during the coming year) may not exceed ten percent of that company’s share capital of that class in any one financial year. When timed correctly, corporate stock repurchases are a legitimate use of corporate funds and can add to long-term shareholder returns. For this reason a vote in favor of the board’s proposal is recommended.

	7	Authorize Issuance of Bonds, Debentures, or Convertible Instruments		For	Against		Mgmt
There was not enough information available to make an informed voting decision.

06/11/04 - A	Taiwan Cement		Y8415D106			04/12/04		1,056,000
	1.1	Receive Report on 2003 Business Operation Results		None	None		Mgmt
	1.2	Receive Supervisors’ Report		None	None		Mgmt
	1.3	Receive Report on Issuance of Unsecured Corporate Bonds		None	None		Mgmt
	1.4	Receive Report on Endorsement and Guarantees		None	None		Mgmt
	2.1	Accept Financial Statements and Statutory Reports, and Allocation of Income and Dividends		For	For		Mgmt

183

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	2.2	Approve Issuance of New Shares		For	For		Mgmt
	2.3	Amend Articles of Association		For	For		Mgmt
	2.4	Amend Procedures Governing the Acquisition or Disposal of Assets		For	For		Mgmt
	3	Other Business		None	None		Mgmt

05/11/04 - A	Taiwan Semiconductor Manufacturing Co.		Y84629107			03/12/04		5,288,713
	1.1	Receive Report on Business Operation Results for Fiscal Year 2003		None	None		Mgmt
	1.2	Receive Supervisors’ Report		None	None		Mgmt
	1.3	Receive Report on the Acquisition and Disposal of Assets		None	None		Mgmt
	1.4	Receive Report on Endorsments and Guarantees		None	None		Mgmt
	2.1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2.2	Approve Allocation of Income and Cash Dividend of NTD 0.60 per Share and Stock Dividend of 140 Shares per 1000 Shares Held		For	For		Mgmt
	2.3	Approve Capitalization of 2003 Dividends and Employee Profit Sharing		For	For		Mgmt

The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans and other favorable terms of the plan. A vote in favor of this proposal is recommended.

	3	Other Business		None	None		Mgmt

06/30/04 - A	Tanjong PLC		G8668W132			None		690,000
	1	Accept Financial Statements and Statutory Reports for the Financial Year Ended Jan. 31, 2004		For	For		Mgmt
	2	Approve Directors’ Remuneration Report for the Financial Year Ended Jan. 31, 2004		For	For		Mgmt
	3	Approve Final Gross Dividend of MYR0.25 Per Share of GBP0.075 Each Less Malaysian Income Tax at 28 Percent for the Financial Year Ended Jan. 31, 2004		For	For		Mgmt
	4	Elect Augustus Ralph Marshall as Director		For	For		Mgmt
	5	Approve PricewaterhouseCoopers LLP as Auditors and Authorize Board to Fix Their Remuneration		For	For		Mgmt

184

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	6	Any Other business of Which Due Notice Shall Have Been Given in Accordance with the United Kingdom Companies Act, 1985		For	Against		Mgmt
There was not enough information available to make an informed voting decision.

06/25/04 - A	Tatneft OAO		03737P306			05/10/04		3,110
Meeting for Holders of ADRs
1

REPORT OF THE BOARD OF DIRECTORS ON THE FINANCIAL AND ECONOMIC ACTIVITIES OF OAO TATNEFT FOR THE YEAR 2003. APPROVAL OF THE ANNUAL REPORT OF THE COMPANY, ANNUAL FINANCIALS STATEMENTS, INCLUDING PROFIT AND LOSS STATEMENT (PROFIT AND LOSS ACCOUNTS) OF THE

				For	For		Mgmt
	2	APPROVAL OF THE DISTRIBUTION OF PROFIT ON THE RESULTS OF THE FINANCIAL YEAR.		For	For		Mgmt
	3	ON THE PAYMENT OF ANNUAL DIVIDENDS BASED ON THE RESULTS OF THE YEAR 2003. APPROVAL OF THE AMOUNT OF DIVIDENDS, THE FORM AND THE DATES FOR THE PAYMENT THEREOF.		For	For		Mgmt
	4	ELECTION OF DIRECTORS.		For	For		Mgmt
	5	ELECTION OF MEMBERS OF THE AUDIT COMMISSION OF OAO TATNEFT.		For	For		Mgmt
	6	APPROVAL OF THE INDEPENDENT AUDITOR.		For	For		Mgmt
	7	AMENDMENTS TO THE CHARTER OF OAO TATNEFT.		For	Against		Mgmt
There was not enough information available to make an informed voting decision.
	8	AMENDMENTS TO THE REGULATION ON THE BOARD OF DIRECTORS OF OAO TATNEFT.		For	Against		Mgmt
There was not enough information available to make an informed voting decision.
	9	AMENDMENTS TO THE REGULATION ON THE GENERAL DIRECTOR OF OAO TATNEFT.		For	Against		Mgmt
There was not enough information available to make an informed voting decision.

185

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

11/04/03 - S	TCL International		G8701T104			None		734,600
		Ordinary Business
	1	Approve New Waiver Application Re: Ongoing Connected Transaction		For	For		Mgmt

This item concerns the proposed new waiver that would revise the annual limits for the value of the company’s ongoing connected transactions under the Master Supply Agreement. The board expects that the aggregate amount of the transaction pursuant to the said agreement would exceed the three-percent threshold on the book value of the group’s net tangible assets, which, based on its consolidated accounts, would exceed HK$10 million ($1.3 million). Hence, a new waiver is sought for the company be able to continue and conduct such transactions under the agreement. Ernst & Young Corporate Finance Ltd., an independent financial advisor, concluded that the terms of the deal are fair and reasonable to the company and shareholders. This is a reasonable request.

		Special Business
	1	Approve New Memorandum and Articles of Association		For	For		Mgmt

The board recommends several amendments to the company’s articles of association. The first would refer to the inclusion of electronic communications as a means of disclosing corporate information specifically financial documents and summaries and notices of directors’ meetings as required by the statutes and rules prescribed by any relevant exchange. Proof of service, if sent by electronic means, shall be deemed to have been given the following day. Summons, notices, and other documents required to be sent to the company may likewise be sent electronically. As these practices are being implemented by Hong Kong companies, it is only appropriate that the company align itself to such requirements and provisions of the Listing Rules. This is a legitimate business request.

04/23/04 - A	Tele Celular Sul Participacoes S.A.		P90294110			None		838,800,000
		Ordinary Business; Preference Shareholders are Entitled to Vote on Items 4 and 5
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt

186

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	2	Approve Allocation of Income and Dividends		For	For		Mgmt
	3	Approve Capital Budget		For	For		Mgmt
	4	Elect Directors		For	For		Mgmt
	5	Elect Supervisory Board Member		For	For		Mgmt
	6	Approve Remuneration of Directors		For	For		Mgmt
Special Business
	7	Authorize BRL 27.1 Million Increase in Capital Via Capitalization of Benefits		For	For		Mgmt

Items 7-8. Under these resolutions, the board seeks shareholder authorization both to increase the company’s issued capital by BRL$27.1 million ($9.4 million) by capitalizing the company’s 2003 profits and to capitalize BRL$60 million ($20.8 million) in retained earnings that have surpassed the value of the company’s share capital. Brazilian companies commonly undertake this sort of capital increase operation when their internal reserves surpass legally-mandated levels. Such adjustments have no ultimate impact on shareholder value. As no new shares will be issued, there is no dilution to current shareholders.

	8	Approve BRL 60 Million Increase in Capital Via Capitalization of Retained Earnings in Excess of Capital		For	For		Mgmt
	9	Amend Article 5 to Reflect Changes in Capital		For	For		Mgmt

This item seeks shareholder approval to amend article 5 of the company’s bylaws. This amendment is designed to reflect the change in the company’s capital following the request in the previous items. This is a routine request that would have no impact on shareholder value.

	10	Creation of Supervisory Board Internal Guidelines		For	For		Mgmt

05/13/04 - S	Tele Norte Leste Participacoes (TELEMAR)		P9036X117			None		109,205,214
	1	Cancel 2.3 Billion Ordinary Shares and 4.6 Billion Preference Company’s Treasury Shares Without Reduction in Capital		For	For		Mgmt

This item asks shareholders to cancel company treasury shares without a reduction in capital. The company wishes to cancel 2.3 billion ordinary shares and 4.6 billion preference treasury shares, which is approximately 1.8 percent of the company’s share capital. Since these shares are not currently traded and do not count against outstanding capital, their cancellation would not affect share liquidity nor impact shareholder value.

187

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	2	Approve 1000:1 Reverse Stock Split		For	For		Mgmt

This item would authorize the board to consolidate every 1,000 shares into one share. Currently, the company’s shares are traded in groups of 1,000 shares; if this resolution were to pass, the company’s shares would begin trading individually. Most Brazilian companies have their shares grouped in units of 1,000 shares. There is no reason to refuse this request.

	3	Grant Authority to Executive Officer Board to Ratify and Execute Resolutions Proposed in Items 1 and 2		For	For		Mgmt
	4	Amend Articles Re: Changes in Capital, Share Capital, Creation of Two New Directorship Positions, and Executive Officer Board Absence and Limitation Policy		For	For		Mgmt
The proposed article amendments are non-contentious modifications that would not jeopardize shareholder value.

03/01/04 - S	Telefonos De Mexico S.A. De C.V.		P90413132			None		5,622,000
	1	Approve MXN 12 Billion Increase in Share Repurchase Reserve		For	For		Mgmt

The board proposes to increase the share repurchase reserve in the amount of MXN$12 billion ($1.1 billion). In accordance with the limits established by Circular 11-16 of the Mexican Securities Commission (CNV), share repurchases may be carried out with funds either from revenues or reserve accounts. When timed correctly, repurchases are a legitimate use of corporate funds and can enhance long-term shareholder returns.

	2	Designate Shareholders Representatives to Approve and Sign Minutes of Meeting		For	For		Mgmt

04/29/04 - S	Telefonos De Mexico S.A. De C.V.		P90413132			None		5,622,000
Meeting For Series L Shareholders
	1	Elect Series L Representative Directors		For	For		Mgmt
	2	Designate Inspector or Shareholder Representative(s) of Minutes of Meeting		For	For		Mgmt

188

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/18/04 - A	Telekom Malaysia Berhad		Y8578H118			None		1,095,000
	1	Accept Financial Statements and Statutory Reports for the Financial Year Ended Dec. 31, 2003		For	For		Mgmt
	2	Approve Final and Special Dividend of MYR0.10 Per Share Less 28 Percent Malaysian Income Tax for the Financial Year Ended Dec. 31, 2003		For	For		Mgmt
	3	Elect Ir. Muhammad Radzi bin Haji Mansor as Director		For	For		Mgmt
	4	Elect Ir. Prabahar N.K. Singam as Director		For	For		Mgmt
	5	Elect Lim Kheng Guan as Director		For	For		Mgmt
	6	Elect Rosli bin Man as Director		For	For		Mgmt
	7	Elect Tan Poh Keat as Director		For	For		Mgmt
	8	Elect Halim bin Shafie as Director		For	For		Mgmt
	9	Elect Abdul Majid bin Haji Hussein as Director		For	For		Mgmt
	10	Approve Remuneration of Directors for the Financial Year Ended Dec. 31, 2003		For	For		Mgmt
	11	Approve Auditors and Authorize Board to Fix Their Remuneration		For	For		Mgmt
	12	Approve Issuance of Equity or Equity-Linked Securities without Preemptive Rights in Any Amount Up to Ten Percent of Issued Share Capital		For	For		Mgmt

This item requests the authority to issue shares without preemptive rights up to a maximum of 10 percent of issued share capital at the date of approval. The capital raised under this item will be used for various unspecified purposes. This is a routine request.

04/14/04 - A	Telemig Celular Participacoes S.A.		P9036N101			None		730,489,509
Ordinary Business
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Allocation of Income and Dividends		For	For		Mgmt
	3	Elect Management Board		For	For		Mgmt
	4	Elect Supervisory Board and Fix Their Remuneration		For	For		Mgmt
Special Business
	5	Approve Aggregate Remuneration for Directors		For	For		Mgmt

189

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	6	Capitalization of Goodwill Through Issuance of Shares and Increase in Capital		For	For		Mgmt
	7	Capitalize Retained Earnings in Excess of Share Capital		For	For		Mgmt
	8	Amend Article 5 to Reflect Changes in Capital		For	For		Mgmt

03/26/04 - A	Telesp Celular Participacoes S/A		P9036T108			None		247,400,000
Ordinary Business; Preference Shareholders are Entitled to Vote on Item 2
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Elect Supervisory Board		For	For		Mgmt
	3	Approve Aggregate Remuneration for Directors and Individual Remuneration for Supervisory Board Members		For	For		Mgmt
Special Business
	4	Ratify Election of Two Board Members		For	For		Mgmt

05/26/04 - A	TENARIS SA, LUXEMBOURG		88031M109			04/16/04		53,100
Meeting for Holders of ADRs
	1	APPROVAL OF THE COMPANY S CONSOLIDATED FINANCIAL STATEMENTS AS OF, AND FOR THE FISCAL YEAR ENDED, DECEMBER 31, 2003.		For	For		Mgmt
2

APPROVAL OF THE COMPANY S ANNUAL ACCOUNTS AS OF, AND FOR THE FISCAL YEAR ENDED, DECEMBER 31, 2003. APPROVAL OF THE REPORT FROM THE BOARD OF DIRECTORS AND FROM THE INDEPENDENT AUDITOR OF THE ANNUAL ACCOUNTS.

				For	For		Mgmt
	3	APPROVAL OF DIVIDEND PAYMENT.		For	For		Mgmt
	4	DISCHARGE OF BOARD OF DIRECTORS RESPONSIBILITIES.		For	For		Mgmt
	5	ELECTION OF MEMBERS OF THE BOARD OF DIRECTORS.		For	For		Mgmt
	6	AUTHORIZATION TO THE BOARD OF DIRECTORS TO DELEGATE THE DAY-TO- DAY MANAGEMENT OF THE BUSINESS TO ONE OR MORE OF ITS MEMBERS.		For	For		Mgmt
	7	DETERMINATION OF COMPENSATION TO THE MEMBERS OF THE BOARD OF DIRECTORS.		For	For		Mgmt

190

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	8	Ratify Auditors		For	For		Mgmt

09/02/03 - S	Thai Airways International Ltd.		Y8615C114			None		824,100
	1	Amend Article 9 of the Articles of Association		For	For		Mgmt

This item would replace Article 9 of the existing Articles of Association with: “In respect of the shares of the company, the company itself may, as prescribed by the provision of law, hold its shares. Rights and duties of the company as the shareholder of its own shares as stated in preceding paragraph shall be in accordance with the rules and procedures as prescribed by law.” The said proposal will not adversely affect shareholders in any manner.

	2	Approve Issuance of Debentures at a Maximum of Baht 40 Billion		For	For		Mgmt

12/23/03 - A	Thai Airways International Ltd.		Y8615C114			12/04/03		2,149,800
	1	Open Meeting		None	None		Mgmt
	2	Approve Minutes of Previous AGM		For	For		Mgmt
	3	Accept Directors’ Report		For	For		Mgmt
	4	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	5	Acknowledgment of the Amendment of the Company Dividend Policy		For	For		Mgmt
	6	Approve Allocation of Income and Dividends		For	For		Mgmt
	7	Elect Directors		For	For		Mgmt
	8	Approve Auditors and Authorize Board to Fix Their Remuneration		For	For		Mgmt
	9	Approve Adjustment of the Remuneration of Directors		For	For		Mgmt
	10	Approve Remuneration of Directors		For	For		Mgmt
	11	Other Business		For	Against		Mgmt

08/26/03 - S	Thai Union Frozen Products		Y8729T169			None		259,600
	1	Approve Minutes of Previous AGM		For	For		Mgmt
	2	Approve Reduction in Stated Capital to Baht 859 Million		For	For		Mgmt

This proposal seeks to reduce the stated capital from Baht 869 million ($20 million) to Baht 859 million ($19.8 million) and to amend Clause 4 of the memorandum of association of the company. This is a routine request in Thailand to write-off expired unissued shares of the company.

191

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	3	Approve Increase in Stated Capital to Baht 885 Million		For	For		Mgmt

Items 3-5. These proposals seek to increase the stated capital from Baht 859 million ($19.8 million) to Baht 885 million ($20.4 million) through the issuance of 26 million shares with a par value of Baht 1.00 ($0.023) each. The shares are reserved for the exercise of warrants offered to the company and subsidiaries’ directors and employees under the Employee Stock Option Plan (ESOP). The exercise price of the warrants is set at Baht 8.00 ($0.18). The exercise ratio is set at one warrant per one ordinary share. The proposal also seeks to amend Clause 4 of the memorandum of association of the company in order to be consistent with the increase in the registered capital. The 26 million warrants issued, if fully exercised, will represent 3.03 percent of the total paid-up capital of the company. None of the company’s employees are eligible to receive warrants representing more than five percent of the total issuance. Since the dilution effect to the existing shareholders is within reason, a vote in favor of these resolutions is recommended.

	4	Approve Issuance of Non-Transferable Warrants to Not More Than 26 Million Units		For	For		Mgmt
	5	Approve the Issuance of 26 Million Shares Reserved Exclusively for the Conversion of Warrants		For	For		Mgmt
	6	Amend Articles of Association Re: Connected Transactions and Acquisition or Disposal of Substantial Assets		For	For		Mgmt
This is a legitimate request to regulate the procedures related to connected transactions and the acquisition or disposition of substantial assets of the company and its subsidiaries.
	7	Other Business		For	Against		Mgmt
Details of other business items not disclosed.

01/30/04 - A	Thoresen Thai Agencies Public Co Ltd		Y8808K170			01/13/04		1,000,000
	1	Approve Minutes of Previous AGM		For	For		Mgmt
	2	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	3	Approve Allocation of Income and Dividends		For	For		Mgmt

192

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	4	Elect Directors and Fix Their Remuneration		For	For		Mgmt
	5	Approve Auditors and Authorize Board to Fix Their Remuneration		For	For		Mgmt
	6	Amend Articles of Association Re: Connected Transactions		For	For		Mgmt

This is to approve an amendment to the Articles of Association of the company by adding Article 49 to comply with the Notification of Stock Exchange of Thailand regarding Rules and Procedures and Disclosure of Connected Transactions of Listed Company.

	7	Amend 1996 AGM Resolution Item 8 Re: Separation of Shipping Agency		For	For		Mgmt

Such separation of shipping agency function from the company to ISS Thoresen Agencies Ltd. (in which the company holds 99.9 percent of its equity) does not have any impact on the consolidated financial statements and does not have significant change to the referenced shareholders’ resolution.

	8	Other Business		For	Against		Mgmt
Details of other business items not disclosed.

10/30/03 - S	Tiger Brands (Formerly Tiger Oats Ltd.)		S84594134			None		72,900
Meeting For Ordinary and 5.5 Percent Cumulative Preference Shareholders
	1	Approve Conversion of 555,000 5.5 Percent Cumulative Preference Shares into 555,000 Redeemable Preference Shares with Par Value ZAR 2.00		For	For		Mgmt

Items 1-2. In Item 1, shareholders are asked to approve the conversion of 555,000 5.5 percent cumulative preference shares with a par value of ZAR 2.00 (cumulative shares) into 555,000 redeemable preference shares (redeemable shares) with a par value of ZAR 2.00. Item 2 proposes the amendment of the company’s articles of association in order to reflect the change in the share capital following the conversion. The conversion and consequent redemption of cumulative shares is in the interest of shareholders as it would allow the company to simplify its capital structure. Furthermore, the transactions would reduce the administrative costs associated with a small portion of the issued capital. Finally, the 85 percent premium at which the redemption will take place would offer holders of preference shares a fair compensation for giving up their right to priority dividends. Based on these reasons, it is recommended that shareholders support Items 1 and 2.

193

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	2	Amend Articles Re: Share Capital and Terms of Preference Shares		For	For		Mgmt

07/21/03 - C	Top Glory International Holdings Ltd.		Y88962124			None		2,524,000
	1	Approve Scheme of Arrangement		For	For		Mgmt

This item concerns the proposed scheme of arrangment regarding the privatization of Top Glory International Holdings Ltd. (TGI) by COFCO (Hong Kong) Ltd. (CHK). CHK will pay HK$0.74 ($0.09) per share for the remaining 41 percent of the company’s issued capital held by TGI shareholders. Upon completion of the scheme, the shares will be cancelled and delisted from the official list of the HKSE, thus making the company a wholly-owned subsidiary of CHK. Because overall performance and liquidity has been adversely affected by the weakening of property values in Hong Kong, it is recommended that shareholders approve this delisting request.

07/21/03 - S	Top Glory International Holdings Ltd.		Y88962124			None		2,524,000
	1	Approved Proposed Privatization by COFCO (Hong Kong) Ltd. by Way of a Scheme of Arrangement		For	For		Mgmt

This item seeks shareholder authorization to take Top Glory International Holdings Ltd. (TGI) private and to delist the company’s shares from the Hong Kong Stock Exchange (HKSE). The scheme has been deemed fair and reasonable and in the best interests of the minority shareholders, in which the independent directors concur with this finding. In light of the tender offer’s healthy premium (which is in line with recent market experience) and the findings contained in the independent evaluation of the transaction, it is recommended that shareholders vote in favor of this proposal.

194

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/28/04 - S	True Corporation PCL (formerly Telecom Asia Corp. Plc)		Y3187S100			05/10/04		5,091,900
	1	Approve Minutes of Previous AGM		For	For		Mgmt
	2	Approve Issuance of Warrants to Directors, Employees, and Advisors of the Company		For	For		Mgmt

The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans and other favorable terms of the plan. A vote in favor of this proposal is recommended.

	3	Approve Issuance of Warrants to Directors, Employees and Advisors Exceeding Five Percent of the Total Issuance		For	For		Mgmt

The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans and other favorable terms of the plan. A vote in favor of this proposal is recommended.

	4	Approve Reduction in Registered Capital to Baht 38 Billion		For	For		Mgmt

Items 4-5. In these items, the board seeks shareholder approval for the reduction of the authorized capital of the company from Baht 43.9 billion ($1.11 billion) to Baht 38.1 billion ($959.5 million) by canceling 579.6 million authorized but unissued shares. The capital reduction is necessary before the company can increase its shares that shall be used for the exercise of warrants by the Charoen Pokphand Group Co., Ltd. and connected persons and for the various private placements outlined in Items 6 and 7. These are reasonable requests.

	5	Amend Memorandum of Association to Reflect Decrease in Registered Capital		For	For		Mgmt
	6	Approve Increase in Registered Capital to Baht 43 Billion		For	For		Mgmt

Items 6-7. These proposals seek to increase of the authorized capital from Baht 38.1 billion ($959.5 million) to Baht 43.1 billion ($1.09 billion) by issuing 498.7 million new authorized share capital at a par value of Baht 10.00 ($0.25). The shares will be reserved for the exercise of the warrant holders under the ESOP 2004 and to be allotted to investors on a private placement basis and to IFC. In Item 7, it is also proposed that the Memorandum of Association be amended to reflect the capital increase. Total dilution associated with the private placements is 13 percent of outstanding capital, which is reasonable.

195

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	7	Amend Memorandum of Association to Reflect Increase in Registered Capital		For	For		Mgmt
	8	Approve Allocation of 450 Million Shares in Private Placement		For	For		Mgmt
Refer to the item above.
	9	Other Business		For	Against		Mgmt
Details of other business items not disclosed.

05/28/04 - S	True Corporation PCL (formerly Telecom Asia Corp. Plc)		Y85755109			05/10/04		5,091,900
	1	Approve Minutes of Previous AGM		For	For		Mgmt
	2	Approve Issuance of Warrants to Directors, Employees, and Advisors of the Company		For	For		Mgmt

The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans and other favorable terms of the plan. A vote in favor of this proposal is recommended.

	3	Approve Issuance of Warrants to Directors, Employees and Advisors Exceeding Five Percent of the Total Issuance		For	For		Mgmt

The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans and other favorable terms of the plan. A vote in favor of this proposal is recommended.

	4	Approve Reduction in Registered Capital to Baht 38 Billion		For	For		Mgmt

Items 4-5. In these items, the board seeks shareholder approval for the reduction of the authorized capital of the company from Baht 43.9 billion ($1.11 billion) to Baht 38.1 billion ($959.5 million) by canceling 579.6 million authorized but unissued shares. The capital reduction is necessary before the company can increase its shares that shall be used for the exercise of warrants by the Charoen Pokphand Group Co., Ltd. and connected persons and for the various private placements outlined in Items 6 and 7. These are reasonable requests.

	5	Amend Memorandum of Association to Reflect Decrease in Registered Capital		For	For		Mgmt

196

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	6	Approve Increase in Registered Capital to Baht 43 Billion		For	For		Mgmt

Items 6-7. These proposals seek to increase of the authorized capital from Baht 38.1 billion ($959.5 million) to Baht 43.1 billion ($1.09 billion) by issuing 498.7 million new authorized share capital at a par value of Baht 10.00 ($0.25). The shares will be reserved for the exercise of the warrant holders under the ESOP 2004 and to be allotted to investors on a private placement basis and to IFC. In Item 7, it is also proposed that the Memorandum of Association be amended to reflect the capital increase. Total dilution associated with the private placements is 13 percent of outstanding capital, which is reasonable.

	7	Amend Memorandum of Association to Reflect Increase in Registered Capital		For	For		Mgmt
	8	Approve Allocation of 450 Million Shares in Private Placement		For	For		Mgmt
Refer to the item above.
	9	Other Business		For	Against		Mgmt
Details of other business items not disclosed.

06/10/04 - S	True Corporation PCL (formerly Telecom Asia Corp. Plc)		Y85755109			None		5,091,900
	1	Approve Minutes of Previous AGM		For	For		Mgmt
	2	Approve Issuance of Warrants to Directors, Employees, and Advisors of the Company		For	For		Mgmt
	3	Approve Issuance of Warrants to Directors, Employees and Advisors Exceeding Five Percent of the Total Issuance		For	For		Mgmt
	4	Approve Reduction in Registered Capital to Baht 38 Billion		For	For		Mgmt
	5	Amend Memorandum of Association to Reflect Decrease in Registered Capital		For	For		Mgmt
	6	Approve Increase in Registered Capital to Baht 43 Billion		For	For		Mgmt
	7	Amend Memorandum of Association to Reflect Increase in Registered Capital		For	For		Mgmt
	8	Approve Allocation of 450 Million Shares in Private Placement		For	For		Mgmt
	9	Other Business		For	Against		Mgmt

197

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

08/27/03 - S	UMW Holdings Berhad		Y90510101			None		231,000
1

Increase Authorized Share Capital from MYR500 Million Comprising 500 Million Ordinary Shares to MYR600 Million Comprising 600 Million Ordinary Shares and to Amend Clause 5 of the Memorandum of Association Accordingly

				For	For		Mgmt

The board is proposing to increase the authorized share capital of UMW Holdings Bhd (UMW) from MYR500 million ($131.58 million), comprising 500 million ordinary shares, to MYR600 million ($157.89 million) by the creation of an additional 100 million ordinary UMW shares. The increase in the authorized share capital will facilitate the proposed bonus issue (see below) as well as any future increases in UMW’s share capital. This is a reasonable request.

	2	Approve Capitalization of Up to MYR203.23 Million in the Share Premium Account for a Two New Ordinary Shares for Every Three Existing Ordinary Shares Bonus Issue		For	For		Mgmt

The board is seeking approval for the listing and quotation of 203.23 million new ordinary shares of MYR1.00 ($0.26) each. In addition, shareholders are also being asked to approve the capitalization of up to MYR203.23 million ($53.48 million) from the company’s audited share premium account. Both operations are part of a bonus scheme. Because the company is expecting that the proposals will enhance the marketability and liquidity of UMW shares in the market, it is recommended that shareholders support this resolution.

06/24/04 - A	UMW Holdings Berhad		Y90510101			None		373,000
	1	Accept Financial Statements and Statutory Reports for the Financial Year Ended Dec. 31, 2003		For	For		Mgmt
	2	Approve Final Dividend of MYR0.09 Per Share for the Financial Year Ended Dec. 31, 2003 Giving a Total Gross Dividend of MYR0.24 Per Share for the Year		For	For		Mgmt
	3	Elect Mohamed Noodin bin Hassan as Director		For	For		Mgmt
	4	Elect Haji Darwis bin Mohd Daid as Director		For	For		Mgmt
	5	Elect Asmat bin Kamaludin as Director		For	For		Mgmt
	6	Elect Mohamed Khatib bin Abdul Hamid as Director		For	For		Mgmt

198

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	7	Elect Yusof bin Din as Director		For	For		Mgmt
	8	Approve Remuneration of Directors in the Amount of MYR418,000 for the Year Ended Dec. 31, 2003		For	For		Mgmt
	9	Approve Ernst & Young as Auditors and Authorize Board to Fix Their Remuneration		For	For		Mgmt
	10	Approve Implementation of Shareholders’ Mandate for Recurrent Related Party Transactions		For	For		Mgmt

06/17/04 - A	Unipetrol		X9438T103			06/10/04		221,152
	1	Open Meeting		None	None		Mgmt
	2	Approve Agenda of Meeting		For	For		Mgmt
	3	Elect Chairman and Other Meeting Officials		For	For		Mgmt
	4	Receive Board Report		None	None		Mgmt
	5	Receive Financial Statements and Consolidated Financial Statements; Receive Proposal on Covering of Losses		None	None		Mgmt
	6	Approve Board Report		For	For		Mgmt
	7	Approve Financial Statements		For	For		Mgmt
	8	Approve Consolidated Financial Statements		For	For		Mgmt
	9	Approve Covering of Losses		For	Against		Mgmt
	10	Approve Remuneration of Directors		For	For		Mgmt
	11	Elect Supervisory Board		For	For		Mgmt
	12	Close Meeting		None	None		Mgmt

06/01/04 - A	United Micro Electronic		Y92370108			04/02/04		18,142,947
	1.1	Receive Report on 2003 AGM		None	None		Mgmt
	1.2	Receive Report on Business Operation Results for Fiscal Year 2003		None	None		Mgmt
	1.3	Receive Supervisors’ Report		None	None		Mgmt
	1.4	Receive Report on the Acquisition and Disposal of Assets		None	None		Mgmt
	1.5	Receive Report on the Issuance of Corporate Debt		None	None		Mgmt
	2.1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2.2	Approve Allocation of Income and Dividends		For	For		Mgmt
	3.1	Approve Capitalization of 2003 Dividends and Employee Profit Sharing		For	For		Mgmt
	3.2	Amend Articles of Association		For	For		Mgmt
The proposal seeks to decrease the members of the board from 12 to nine members. This is a non-contentious request.

199

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	4	Elect Directors and Supervisors		For	For		Mgmt
	5	Other Business		None	None		Mgmt

04/29/04 - A	UNIVANICH PALM OIL PUBLIC COMPANY LIMITED		Y9281M105			04/08/04		736,700
	1	Open Meeting		None	None		Mgmt
	2	Approve Minutes of Previous EGM		For	For		Mgmt
	3	Accept Directors’ Report		For	For		Mgmt
	4	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	5	Approve Allocation of Income and Final Dividend of Baht 1.50 per Share		For	For		Mgmt
	6	Elect Directors		For	For		Mgmt
	7	Approve Remuneration of Directors		For	For		Mgmt
	8	Approve Auditors and Authorize Board to Fix Their Remuneration		For	For		Mgmt
	9	Amend Articles of Association		For	Against		Mgmt
There was not enough information available to make an informed voting decision.
	10	Other Business		For	Against		Mgmt
Details of other business items not disclosed.

04/16/04 - S	Vimpel Communications Ao		68370R109			03/01/04		23,521
Meeting for Holders of ADRs
	1	APPROVAL OF THE AMENDMENTS TO THE CHARTER OF VIMPELCOM.		For	For		Mgmt

This item seeks approval for certain changes in the company’s articles of association (Charter) in connection with the merger of VimpelCom and its subsidiary for regional development, Open Joint Stock Company VimpelCom-Region (VimpelCom-R), approved at an EGM on October 21, 2003. At that meeting, VimpelCom shareholders overwhelmingly approved the merger with more than 99.6 percent of the voted shares in favor of all issues on the agenda. A condition precedent of the merger under Russian law is that a second meeting of the shareholders of both VimpelCom and VimpelCom-R approve certain amendments to the Charter of VimpelCom that will permit it to succeed to all the rights and obligations of VimpelCom-R following the merger. Accordingly, a joint EGM has been convened to approve the Charter amendments as set out below: - Article 1.1: This proposed amendment simplifies the structure of the Charter of the company by deleting the provision, which repeats information contained on the cover page of the Charter and which would otherwise require incorporation of similar information about any adopted amendments to the Charter. - Article 1.2: This proposed amendment reflects the status of VimpelCom as the legal successor to the rights and obligations of VimpelCom-R as a result of the reorganization of the companies by way of statutory merger. Since the last EGM, VimpelCom and VimpelCom-R have continued to move towards full completion of the merger, which is expected to take place during the second quarter of 2004. At this time, having obtained most of the regulatory approvals required, completion of the merger remains conditional upon shareholder approval of the Charter amendments at this EGM and upon the transfer of VimpelCom-R’s licenses and frequencies to VimpelCom. The board of directors of VimpelCom continues to believe that the merger is in the best interests of all the company’s shareholders and recommends that shareholders vote in favor of the amendments proposed in this resolution.

200

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

09/04/03 - S	Vinythai Public Co Ltd		Y9377E116			None		446,000
	1	Approve Minutes of Previous AGM		For	For		Mgmt
	2	Approve Allocation of Premiums on Shares Issued Above Par Value		For	For		Mgmt
	3	Amend Memorandum of Association to Reflect Change in Par Value		For	For		Mgmt
	4	Approve Reduction in Stated Capital to Baht 5.4 Billion		For	For		Mgmt

This proposal is for the reduction of the company’s paid-up capital to Baht 5.42 billion ($124.8 million) via the reduction of its common share par value from Baht 10 ($0.23) to Baht 6 ($0.14) to write-off the remaining retained losses.

	5	Amend Memorandum of Association to Reflect Decrease in Stated Capital		For	For		Mgmt
Regarding Item 4.
	6	Approve Reduction in Stated Capital to Accommodate Retained Loss		For	For		Mgmt
Regarding Item 4.
	7	Other Business		For	Against		Mgmt
Details of other business items not disclosed.

02/25/04 - A	Wal-Mart de Mexico S.A. de C.V. (frmrly. Cifra S.A.)		P98180105			None		706,861
Ordinary Business
	1	Accept Chairman’s Report		For	For		Mgmt

201

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	2	Accept Audit Committee’s Report		For	For		Mgmt
	3	Accept Supervisory Board Report		For	For		Mgmt
	4	Accept Financial Statements		For	For		Mgmt
	5	Accept Report Re: Share Repurchase Reserve		For	For		Mgmt

Under this resolution, the board would present a report on the company’s share repurchase reserve. As of Feb. 9, 2004, the reserve account stood at MXN$2.5 billion ($224.8 million) and the treasury consists of 27.6 million Series C shares. The company proposes a maximum limit of MXN$4 billion ($356.4 million) for the reserve in 2004. This is a routine Mexican item. Approval would enhance transparency.

	6	Cancel 27.6 Million Series C Treasury Shares		For	For		Mgmt

This item asks shareholders to cancel company treasury shares. The company wishes to cancel 27.6 million Series C shares, less than one percent of the company’s share capital. This is considered to be a routine accounting measure in Mexico.

Special Business
	7	Approve Conversion of Class C Shares into Class V Shares, Increasing Voting Rights of Class C Shareholders		For	For		Mgmt

The board requests shareholder approval to unify the company’s two-tiered capital structure by converting its non-voting Series C shares into voting Series V shares. since this resolution would bring the company in line with best practice, it is recommended that shareholders approve this item.

Ordinary Business
	8	Approve Allocation of Income		For	For		Mgmt
	9	Approve Dividend of MXN 0.44 Per Share Payable in Cash or Shares		For	For		Mgmt
Special Business
10

Approve MXN 1.9 Billion Increase in Variable Capital Through Issuance of 98.4 Million Common Shares to Service Stock Dividend Payout Proposed in Previous Item; Cancel Unused Portion of Capital Increase

				For	For		Mgmt

Under this resolution, the company seeks shareholder approval to increase its variable capital in the amount of MXN$1.9 billion ($173.7 million) and amend article 5 accordingly. The company would issue approximately 98.4 million shares to service the stock portion of the company’s dividends, representing approximately 2.2 percent of the company’s share capital. This is a reasonable request.

202

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	11	Amend Articles		For	For		Mgmt

This item seeks shareholder approval to amend several of the company’s articles regarding disclosure of information for listing of securities on the stock exchange, providing information for share repurchase programs, setting internal share listing requirements, and requiring independence for external auditors and legal advisors as determined by Mexican Financial Market Law. These modifications would not jeopardize shareholder value and, in fact, serve to enhance shareholder value.

Ordinary Business
	12	Accept Report Re: Employee Stock Option Plan		For	For		Mgmt

The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans and other favorable terms of the plan. A vote in favor of this proposal is recommended.

	13	Accept Report Re: Wal-Mart de Mexico Foundation		For	For		Mgmt

Under this resolution, the board would present shareholders with information on the status of the company’s foundation, Fundacion Wal-Mart de Mexico, the creation of which was approved at the 2003 AGM. Approval of this resolution would enhance transparency to shareholders

	14	Approve Discharge of Directors		For	For		Mgmt
	15	Elect Members of Management and Supervisory Boards		For	For		Mgmt
	16	Approve Minutes of Meeting		For	For		Mgmt

06/24/04 - A	Wan Hai Lines Limited		Y9507R102			04/23/04		1,010,000
	1.1	Receive Report on Business Operation Results of FY 2003		None	None		Mgmt
	1.2	Receive Report on Consolidated Business Operation Results of FY 2003		None	None		Mgmt
	1.3	Receive Supervisors’ Report		None	None		Mgmt
	1.4	Receive 2003 Financial Reports		None	None		Mgmt
	1.5	Receive Report on Overseas Convetible Bonds		None	None		Mgmt
	1.6	Receive Report on Indirect Investments in Mainland China		None	None		Mgmt
	2.1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2.2	Accept Consolidated Financial Statements and Statutory Reports		For	For		Mgmt

203

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	2.3	Approve Allocation of Income and Dividends		For	For		Mgmt
	2.4	Approve Capitalization of 2003 Dividends and Employee Profit Sharing		For	For		Mgmt
	3	Other Business		None	None		Mgmt

06/29/04 - A	WEICHAI POWER CO		Y9531A109			05/29/04		528,000
	1	Accept Report of the Directors		For	For		Mgmt
	2	Accept Report of the Supervisory Committee		For	For		Mgmt
	3	Accept Financial Statements and Accountants’ Reports		For	For		Mgmt
	4	Approve Conversion of the Company into a Sino-Foreign Investment Joint Stock Limited Company		For	For		Mgmt
	5	Reappoint Shandong Zhengyuanhexin Accountants Ltd. as PRC Auditors and Authorize Board to Fix Their Remuneration		For	For		Mgmt
	6	Reappoint Deloitte Touche Tohmatsu as Non-PRC Auditors and Authorize Board to Fix Their Remuneration		For	For		Mgmt
	7	Reelect Zhang Xiaoyu as Independent Non-Executive Director and Fix His Remuneration		For	For		Mgmt
	8	Reelect Koo Fook Sun, Louis as Independent Non-Executive Director and Fix His Remuneration		For	For		Mgmt
	9	Approve Resignation of Liu Zheng as Non-Executive Director, Elect Chen Xue Jian as Non-Executive Director and Fix His Remuneration		For	For		Mgmt
	10	Amend Articles Re: Changes in Registered Capital		For	For		Mgmt
	11	Amend Articles Re: Voting at General Meetings, Board Composition, Nomination of Directors, Material Interest of Directors in Contracts Entered into by the Company		For	For		Mgmt
	12	Approve Issuance of Equity or Equity-Linked Securities without Preemptive Rights		For	Against		Mgmt

11/28/03 - S	Yukos Oil Company		98849W108			09/25/03		66,446
Elect 11 Directors by Cumulative Voting
	1	Elect Directors		For	For		Mgmt
	2	Adopt New Charter		For	Against		Mgmt
There was not enough information available to make an informed voting decision.

204

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	3	Approve Dividends for First Nine Months of 2003		For	For		Mgmt

06/24/04 - A	Yukos Oil Company		98849W108			05/27/04		88,345
Meeting for Holders of ADRs
	1	APPROVAL OF THE ANNUAL REPORT OF YUKOS OIL COMPANY FOR 2003.		For	For		Mgmt
	2	APPROVAL OF THE ANNUAL ACCOUNTING REPORTS, INCLUDING THE PROFIT AND LOSS ACCOUNT, OF YUKOS OIL COMPANY FOR FY 2003.		For	For		Mgmt
	3	APPROVAL OF DISTRIBUTION OF PROFIT OF YUKOS OIL COMPANY FOR FY 2003, INCLUDING PAYMENT OF DIVIDEND ON COMMON SHARES OF YUKOS OIL COMPANY, AND OF LOSSES FOR FY 2003.		For	For		Mgmt
	4	ELECTION OF THE BOARD OF DIRECTORS OF YUKOS OIL COMPANY.		For	For		Mgmt
	5	ELECTION OF MURASHOVA ANTONINA B. TO THE AUDITING COMMISSION OF YUKOS OIL COMPANY.		For	For		Mgmt
	6	ELECTION OF BRITKOVA ELENA V. TO THE AUDITING COMMISSION OF YUKOS OIL COMPANY.		For	For		Mgmt
	7	ELECTION OF SERZHANOVA MARGARITA O. TO THE AUDITING COMMISSION OF YUKOS OIL COMPANY.		For	For		Mgmt
	8	APPROVAL OF THE AUDITOR OF YUKOS OIL COMPANY FOR 2004.		For	For		Mgmt
	9	APPROVAL OF THE TOTAL AMOUNT OF REMUNERATION AND REIMBURSEMENTS OF DIRECTORS OF YUKOS OIL COMPANY FOR THE PERIOD 2004-2005.		For	For		Mgmt

08/08/03 - C	Zee Telefilms Limited		Y98893152			None		374,360
	1	Approve Scheme of Arrangement Between the Company and its Shareholders		For	Against		Mgmt
There was not enough information available to make an informed voting decision.

205

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

09/26/03 - A	Zee Telefilms Limited		Y98893152			None		503,079
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Dividends of INR 0.55 Per Share		For	For		Mgmt
	3	Reappoint N.C. Jain as Director		For	For		Mgmt
	4	Reappoint B.K. Syngal as Director		For	For		Mgmt
	5	Approve M.G.B. & Co. as Auditors and Authorize Board to Fix Their Remuneration		For	For		Mgmt
	6	Approve Appointment of S. Chandra as Managing Director		For	For		Mgmt
	7	Appoint S.P. Talwar as Director		For	For		Mgmt
	8	Approve Voluntary Delisting of Company Shares		For	For		Mgmt

The board is seeking shareholder approval to delist its equity shares and all other securities from the Ahmedabad, Bangalore, Calcutta, Delhi, and Madras stock exchanges. With the substantial increase in trading volume taking place in the Mumbai and National stock exchanges, trading volumes at smaller stock exchanges, such as the ones mentioned above, have fallen significantly. Because delisting shares from these exchanges would cut costs without a demonstrable effect on the company’s share value, it is recommended that shareholders support this resolution.

08/01/03 - S	Zhejiang Southeast Electric		Y9890J105			07/18/03		658,000
	1	Approve Investment		For	For		Mgmt
The company, with collaboration from two other related companies, will invest RMB 325 million ($39.6 million) for a 25 percent stake in a hydro-electric station. Funds will be sourced internally.

10/16/03 - S	Zhejiang Southeast Electric		Y9890J105			09/26/03		658,000
	1	Approve Investment in a Gas Power Station		For	For		Mgmt
The company will invest RMB 2.6 billion ($317 million) in a natural gas power station.

02/25/04 - S	Zhejiang Southeast Electric		Y9890J105			02/13/04		612,000
	1	Approve Investment in a Company		For	Against		Mgmt
There was not enough information available to make an informed voting decision.

206

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/12/04 - A	Zhejiang Southeast Electric		Y9890J105			04/24/04		612,000
	1	Accept Directors’ Report		For	For		Mgmt
	2	Accept Supervisors’ Report		For	For		Mgmt
	3	Accept Financial Statements		For	For		Mgmt
	4	Approve Provisions for Impairment Loss of Long-Term Investment in Southern Securities Co		For	For		Mgmt
	5	Approve Allocation of Income and Cash Dividend of RMB 2.50 per 10 Shares		For	For		Mgmt
	6	Accept 2004 Financial Budget Report		For	For		Mgmt
	7	Approve Auditors		For	For		Mgmt

12/27/03 - S	Zhenhai Refining & Chemical Co Ltd		Y80387106			11/27/03		770,000
	1	Approve Ongoing Transactions with Yizheng		For	For		Mgmt

Item 1 seeks the authority to approve the ongoing sales agreement of paraxylene entered into between the company and Sinopec Yizheng Chemical Fibre Company Ltd. (Yizheng). This also includes transactions contemplated under the agreement such as the relevant waiver application ending Dec. 31, 2005 and the maximum amount of paraxylene to be sold under the agreement. Yizheng is 42 percent held by Sinopec Corp., which is also the holding company of the Zhenhai Refining. Therefore, Yizheng is a related party of the company and constitutes a connected transaction according to Hong Kong’s listing rules. As such, the consent of the company’s independent shareholders is being sought. In a letter to the independent board committee, which is composed of the four independent non-executives, that was included in the circular, Goldbond Capital (Asia) Ltd., an independent financial advisor, concluded that the terms of the deal are fair and reasonable to the company and its shareholders.

	2	Authorize Board to Ratify and Execute Approved Resolutions		For	For		Mgmt

06/18/04 - A	Zhenhai Refining & Chemical Co Ltd		Y80387106			05/25/04		292,000
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt

207

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	2	Accept Report of the Supervisory Committee		For	For		Mgmt
	3	Approve Profit Appropriation Proposal		For	For		Mgmt
	4	Approve Remuneration of Directors and Supervisors		For	For		Mgmt
	5	Reappoint KPMG Certified Public Accountants as Auditors and Authorize Board to Fix Their Remuneration		For	For		Mgmt
Special Business
	1	Amend Articles of Association		For	For		Mgmt

This item seeks to amend certain provisions in the articles of association in light of recent changes to applicable laws namely the Companies (Amendment) Ordinance and the Listing Rules. These amendments are proposed in order to update the provisions of the articles in line with revisions made to applicable rules and regulations. In view of this, it is recommended that shareholders vote in favor of this resolution.

208

Vote Summary Report

Jul 01, 2003 - Jun 30, 2004

SSGA CORE OPPORTUNITIES FUND - 2D14

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/11/04 - A	3M CO *MMM*		88579Y101			03/12/04		57,900
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Increase Authorized Common Stock		For	For		Mgmt
The size of the increase (100%) requested falls within guidelines.
	4	Separate Chairman and CEO Positions		Against	Against		ShrHoldr

01/22/04 - A	Air Products & Chemicals, Inc. *APD*		009158106			11/28/03		79,500
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director W. Douglas Ford		For
	1.2	Elect Director James F. Hardymon		For
	1.3	Elect Director Paula G. Rosput		For
	1.4	Elect Director Lawrason D. Thomas		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

04/22/04 - A	ALLTEL Corp. *AT*		020039103			02/24/04		84,300
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Ammend EEO - Sexual Orientation		Against	Against		ShrHoldr

04/26/04 - A	American Express Co. *AXP*		025816109			02/27/04		181,200
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Establish Term Limits for Directors		Against	Against		ShrHoldr
	4	Report on Political Contributions/Activities		Against	Against		ShrHoldr

05/19/04 - A	American International Group, Inc. *AIG*		026874107			03/26/04		140,100
	1	Elect Directors		For	For		Mgmt
	2	Approve Executive Incentive Bonus Plan		For	For		Mgmt
Compliance with 162(m) would preserve the full deductibility of all compensation paid under the plan and would ultimately reduce the company’s corporate tax obligation.

Mgmt Rec - Company Management Recommended Vote

1

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	3	Approve Non-Employee Director Stock Option Plan		For	For		Mgmt

Considering the level of cash compensation directors currently receive, the relatively conservative number of shares to be granted annually to each nonemployee director in relation to the market price of the stock, and the total number of shares to be authorized under the terms of this plan, the plan is reasonable and can be supported.

	4	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	5	Report on Political Contributions/Activities		Against	Against		ShrHoldr
	6	Divest from Tobacco Equities		Against	Against		ShrHoldr
	7	Link Executive Compensation to Predatory Lending		Against	Against		ShrHoldr

05/13/04 - A	Amgen, Inc. *AMGN*		031162100			03/19/04		116,900
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Frank J. Biondi, Jr.		For
	1.2	Elect Director Jerry D. Choate		Withhold
WITHHOLD votes from Jerry D. Choate for standing as an affiliated outsider on the Audit and Compensation committees.
	1.3	Elect Director Frank C. Herringer		For
	1.4	Elect Director Gilbert S. Omenn		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Prepare Glass Ceiling Report		Against	Against		ShrHoldr
	4	Expense Stock Options		Against	Against		ShrHoldr

03/09/04 - A	Analog Devices, Inc. *ADI*		032654105			01/16/04		109,050
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Jerald G. Fishman		For
	1.2	Elect Director F. Grant Saviers		For
	2	Increase Authorized Common Stock		For	For		Mgmt
The size of the increase (100%) requested falls within guidelines.
	3	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

2

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/06/04 - A	Apache Corp. *APA*		037411105			03/17/04		45,000
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Eugene C. Fiedorek		For
	1.2	Elect Director Patricia Albjerg Graham		For
	1.3	Elect Director F. H. Merelli		Withhold
WITHHOLD votes from F. H. Merelli for standing as an affiliated outsider on the Audit Committee.
	1.4	Elect Director Raymond Plank		For
	2	Report on Greenhouse Gas Emissions		Against	Against		ShrHoldr

10/16/03 - A	Applera Corp *ABI*		038020103			08/27/03		266,400
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Richard H. Ayers		For
	1.2	Elect Director Jean-Luc Belingard		For
	1.3	Elect Director Robert H. Hayes		For
	1.4	Elect Director Arnold J. Levine		For
	1.5	Elect Director William H. Longfield		For
	1.6	Elect Director Theodore E. Martin		For
	1.7	Elect Director Carolyn W. Slayman		For
	1.8	Elect Director Orin R. Smith		For
	1.9	Elect Director James R. Tobin		For
	1.10	Elect Director Tony L. White		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

11/11/03 - A	Automatic Data Processing, Inc. *ADP*		053015103			09/12/03		73,700
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Gregory D. Brenneman		For
	1.2	Elect Director Leslie A. Brun		For
	1.3	Elect Director Gary C. Butler		For

3

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.4	Elect Director Joseph A. Califano, Jr.		For
	1.5	Elect Director Leon G. Cooperman		For
	1.6	Elect Director Ann Dibble Jordan		For
	1.7	Elect Director Harvey M. Krueger		For
	1.8	Elect Director Frederic V. Malek		For
	1.9	Elect Director Henry Taub		For
	1.10	Elect Director Arthur F. Weinbach		For
	1.11	Elect Director Josh S. Weston		For
	2	Amend Stock Option Plan		For	For		Mgmt
The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans, and the reasonable terms of the plan.
	3	Amend Employee Stock Purchase Plan		For	For		Mgmt

The plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	4	Approve Outside Director Stock Awards in Lieu of Cash		For	For		Mgmt
	5	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

04/28/04 - A	Baker Hughes Incorporated *BHI*		057224107			03/03/04		160,000
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Edward P. Djerejian		For
	1.2	Elect Director H. John Riley, Jr.		For
	1.3	Elect Director Charles L. Watson		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Declassify the Board of Directors		Against	For		ShrHoldr

Classified boards serve to entrench management and discourage bidders by preventing replacement of the board in one year. In addition, shareholders are prevented from removing board members who are not acting in the best interest of shareholders until their term is completed.

4

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	4	Submit Shareholder Rights Plan (Poison Pill) to Shareholder Vote		Against	Against		ShrHoldr

Although SSGA supports proposals that seek to Submit Shareholder Rights Plan (Poison Pill) to Shareholder Vote. Baker Hughes does not have a rights plan. Last year the board adopted a policy that any future poison pill must be ratified by shareholders either at the time of adoption or, if advised by a committee of independent directors, within a year of adoption or else the pill will then expire.

03/17/04 - S	Bank of America Corp. *BAC*		060505104			01/26/04		100,150
	1	Approve Merger Agreement		For	For		Mgmt
Given the strategic benefits of the transaction, the high likelihood of realizing the cost savings and the possibility of additional revenue opportunities, the merger agreement warrants support.
	2	Amend Omnibus Stock Plan		For	For		Mgmt
The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans, and the reasonable terms of the plan.
	3	Increase Authorized Common Stock		For	For		Mgmt
The size of the increase (50%) requested falls within guidelines.
	4	Adjourn Meeting		For	Against		Mgmt

In this case, shareholders already have enough information to make their vote decisions. Once their votes have been cast, there is no justification for spending more money to continue pressing shareholders for more votes.

05/26/04 - A	Bank of America Corp. *BAC*		060505104			04/07/04		92,350
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Change Date of Annual Meeting		Against	Against		ShrHoldr
	4	Adopt Nomination Procedures for the Board		Against	Against		ShrHoldr
	5	Charitable Contributions		Against	Against		ShrHoldr
	6	Establish Independent Committee to Review Mutual Fund Policy		Against	Against		ShrHoldr
	7	Adopt Standards Regarding Privacy and Information Security		Against	Against		ShrHoldr

5

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/24/04 - A	Best Buy Co., Inc. *BBY*		086516101			04/26/04		71,800
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Bradbury H. Anderson		For
	1.2	Elect Director K.J. Higgins Victor		For
	1.3	Elect Director Allen U. Lenzmeier		For
	1.4	Elect Director Frank D. Trestman		For
	1.5	Elect Director James C. Wetherbe		For
	1.6	Elect Director Ronald James		Withhold
Ronald James is an affiliated outsider on the nominating committee.
	1.7	Elect Director Matthew H. Paull		Withhold
Matthew H. Paull is an affiliated outsider on the audit committee.
	1.8	Elect Director Mary A. Tolan		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Approve Omnibus Stock Plan		For	For		Mgmt

The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans is within the allowable cap of 15%, and the reasonable terms of the plan.

04/21/04 - A	Burlington Northern Santa Fe Corp. *BNI*		12189T104			02/27/04		128,000
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Alan L. Boeckmann		For
	1.2	Elect Director Vilma S. Martinez		Withhold
WITHHOLD votes from Marc F. Racicot and Vilma S. Martinez for standing as affiliated outsiders on the Directors and Corporate Governance Committee, which serves as the nominating committee.
	1.3	Elect Director Marc F. Racicot		Withhold
WITHHOLD votes from Marc F. Racicot and Vilma S. Martinez for standing as affiliated outsiders on the Directors and Corporate Governance Committee, which serves as the nominating committee.

6

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.4	Elect Director Roy S. Roberts		For
	1.5	Elect Director Matthew K. Rose		For
	1.6	Elect Director Marc J. Shapiro		For
	1.7	Elect Director J.C. Watts, Jr.		For
	1.8	Elect Director Robert H. West		For
	1.9	Elect Director J. Steven Whisler		For
	1.10	Elect Director Edward E. Whitacre, Jr.		For
	1.11	Elect Director Michael B. Yanney		For
	2	Amend Omnibus Stock Plan		For	For		Mgmt
The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans, and the reasonable terms of the plan.
	3	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

04/21/04 - A	Burlington Resources Inc. *BR*		122014103			02/23/04		63,800
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Barbara T. Alexander		For
	1.2	Elect Director Reuben V. Anderson		For
	1.3	Elect Director Laird I. Grant		For
	1.4	Elect Director Robert J. Harding		For
	1.5	Elect Director John T. LaMacchia		For
	1.6	Elect Director Randy L. Limbacher		For
	1.7	Elect Director James F. McDonald		For
	1.8	Elect Director Kenneth W. Orce		Withhold

WITHHOLD votes from Walter Scott, Jr. for standing as an affiliated outsider on the Compensation and Nominating committees, and Kenneth W. Orce for standing as an affiliated outsider on the Nominating Committee.

	1.9	Elect Director Donald M. Roberts		For
	1.10	Elect Director James A. Runde		For
	1.11	Elect Director John F. Schwarz		For
	1.12	Elect Director Walter Scott, Jr.		Withhold

WITHHOLD votes from Walter Scott, Jr. for standing as an affiliated outsider on the Compensation and Nominating committees, and Kenneth W. Orce for standing as an affiliated outsider on the Nominating Committee.

7

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.13	Elect Director Bobby S. Shackouls		For
	1.14	Elect Director Steven J. Shapiro		For
	1.15	Elect Director William E. Wade, Jr.		For
	2	Approve Increase in Common Stock and a Stock Split		For	For		Mgmt
	3	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

11/05/03 - A	Cardinal Health, Inc. *CAH*		14149Y108			09/08/03		74,500
	1	Elect Directors		For	For		Mgmt

04/22/04 - A	Carnival Corp. *CCL*		143658300			02/23/04		108,100
Meeting for Holders of ADRs
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Micky Arison		For
	1.2	Elect Director Amb Richard G. Capen Jr		For
	1.3	Elect Director Robert H. Dickinson		For
	1.4	Elect Director Arnold W. Donald		For
	1.5	Elect Director Pier Luigi Foschi		For
	1.6	Elect Director Howard S. Frank		For
	1.7	Elect Director Baroness Hogg		For
	1.8	Elect Director A. Kirk Lanterman		For
	1.9	Elect Director Modesto A. Maidique		For
	1.10	Elect Director John P. Mcnulty		For
	1.11	Elect Director Peter Ratcliffe		For
	1.12	Elect Director Sir John Parker		For
	1.13	Elect Director Stuart Subotnick		For
	1.14	Elect Director Uzi Zucker		For
	2	Ratify Auditors		For	For		Mgmt
	3	TO AUTHORIZE THE AUDIT COMMITTEE OF CARNIVAL PLC TO AGREE THE REMUNERATION OF THE INDEPENDENT AUDITORS.		For	For		Mgmt

This item requests that shareholders approve the company’s compensation policy, as set out in the company’s Remuneration Report. The Combined Code on Corporate Governance recommends that companies consider including this item on AGM agendas and is now required under U.K. law. Seeking annual shareholder approval for a company’s remuneration policy is a positive corporate governance provision. It allows shareholders to express their support or displeasure over how the company pays and provides incentive to its directors and executives in the most direct way possible. Shareholders displeased with a particular remunerative provision may now vote against this item, instead of (or in addition to) voting against a director or the company’s financial statements. It is recommended that shareholders support this item.

8

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	4	TO RECEIVE THE ACCOUNTS AND REPORTS FOR CARNIVAL PLC FOR THE FINANCIAL PERIOD ENDED NOVEMBER 30, 2003.		For	For		Mgmt
	5	TO APPROVE THE DIRECTORS REMUNERATION REPORT OF CARNIVAL PLC.		For	For		Mgmt
	6	TO APPROVE LIMITS ON THE AUTHORITY TO ALLOT SHARES BY CARNIVAL PLC.		For	For		Mgmt

This routine capital issuance request would allow the board to issue shares for cash with preemptive rights. The amount of authorized but unissued capital that could be used represents about 33 percent of the currently issued capital. This issuance authority, routinely sought in the United Kingdom, could be used by the company for one year. This is a reasonable issuance request.

	7	TO APPROVE THE DISAPPLICATION OF PRE-EMPTION RIGHTS FOR CARNIVAL PLC SHARES.		For	For		Mgmt

This routine capital issuance request would allow the board to issue shares for cash without preemptive rights. The amount that could be used other than in the context of a rights issue, that is for cash, would be limited to five percent of the issued capital. This is a reasonable issuance request.

11/11/03 - A	Cisco Systems, Inc. *CSCO*		17275R102			09/12/03		397,500
	1	Elect Directors		For	For		Mgmt
	2	Amend Employee Stock Purchase Plan		For	For		Mgmt

The plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

9

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	3	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
Shareholder Proposals
	4	Report on Company Products Used by the Government to Monitor the Internet		Against	Against		ShrHoldr
	5	Report on Pay Disparity		Against	Against		ShrHoldr

04/20/04 - A	Citigroup Inc. *C*		172967101			02/27/04		321,250
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Limit Executive Compensation		Against	Against		ShrHoldr
	4	Report on Political Contributions/Activities		Against	Against		ShrHoldr
	5	Prohibit Awards to Executives		Against	Against		ShrHoldr
	6	Separate Chairman and CEO Positions		Against	Against		ShrHoldr

04/28/04 - A	Clear Channel Communications, Inc. *CCU*		184502102			03/08/04		154,000
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Alan D. Feld		Withhold
WITHHOLD votes from Alan D. Feld for standing as an affiliated outsider on the Compensation Committee.
	1.2	Elect Director Thomas O. Hicks		For
	1.3	Elect Director Perry J. Lewis		For
	1.4	Elect Director L. Lowry Mays		For
	1.5	Elect Director Mark P. Mays		For
	1.6	Elect Director Randall T. Mays		For
	1.7	Elect Director B.J. Mccombs		Withhold
WITHHOLD votes from B.J. Mccombs for standing as an affiliated outsider on the Compensation and Nominating Committees.
	1.8	Elect Director Phyllis B. Riggins		For
	1.9	Elect Director Theordore H. Strauss		For
	1.10	Elect Director J.C. Watts		For
	1.11	Elect Director John H. Williams		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

10

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/07/04 - A	Colgate-Palmolive Co. *CL*		194162103			03/09/04		69,650
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Approve Executive Incentive Bonus Plan		For	For		Mgmt
Compliance with 162(m) would preserve the full deductibility of all compensation paid under the plan and would ultimately reduce the company’s corporate tax obligation.
	4	Submit Severance Agreement (Change-in-Control) to Shareholder Vote		Against	Against		ShrHoldr
	5	Adopt ILO Based Code of Conduct		Against	Against		ShrHoldr
	6	Separate Chairman and CEO Positions		Against	Against		ShrHoldr

05/18/04 - A	Cox Communications, Inc. *COX*		224044107			03/19/04		168,000
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director G. Dennis Berry		For
	1.2	Elect Director Janet M. Clarke		For
	1.3	Elect Director James C. Kennedy		For
	1.4	Elect Director Robert C. O’Leary		For
	1.5	Elect Director James O. Robbins		For
	1.6	Elect Director Rodney W. Schrock		For
	1.7	Elect Director Andrew J. Young		For
	2	Approve Employee Stock Purchase Plan		For	For		Mgmt

The plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

07/18/03 - A	Dell Inc. *DELL*		247025109			05/23/03		169,650
	1	Elect Directors		For	For		Mgmt
	2	Declassify the Board of Directors		For	For		Mgmt

11

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	3	Change Company Name		For	For		Mgmt

This proposal seeks shareholder support of a change in the company’s name. In this case there is little danger that sales would suffer due to loss of name recognition and associated goodwill. Since it is unlikely that adoption of this proposal will have a negative impact on the financial position of the company, this proposal can be supported.

	4	Approve Executive Incentive Bonus Plan		For	For		Mgmt
Compliance with 162(m) would preserve the full deductibility of all compensation paid under the plan and would ultimately reduce the company’s corporate tax obligation.

04/28/04 - A	E.I. Du Pont De Nemours & Co. *DD*		263534109			03/09/04		103,300
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Report on Executive Ties to Government		Against	Against		ShrHoldr
	4	Adopt and Report on a Code of Corporate Conduct		Against	Against		ShrHoldr
	5	Limit Executive Compensation		Against	Against		ShrHoldr

04/19/04 - A	Eli Lilly and Co. *LLY*		532457108			02/13/04		42,200
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Approve Executive Incentive Bonus Plan		For	For		Mgmt
Compliance with 162(m) would preserve the full deductibility of all compensation paid under the plan and would ultimately reduce the company’s corporate tax obligation.
	4	Limit Executive Compensation		Against	Against		ShrHoldr
	5	Report on Drug Pricing		Against	Against		ShrHoldr

05/05/04 - A	EMC Corp. *EMC*		268648102			03/08/04		320,000
	1	Elect Directors		For	For		Mgmt
	2	Amend Omnibus Stock Plan		For	For		Mgmt
The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans, and the reasonable terms of the plan.

12

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	3	Amend Employee Stock Purchase Plan		For	For		Mgmt

The plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	4	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	5	Limit Executive Compensation		Against	Against		ShrHoldr

05/14/04 - A	Entergy Corp. *ETR*		29364G103			03/17/04		65,000
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Submit Severance Agreement (Change-in-Control) to Shareholder Vote		Against	Against		ShrHoldr
	4	Restore or Provide for Cumulative Voting		Against	Against		ShrHoldr
Cumulative voting permits a director to be elected who would represent and further a special interest as opposed to acting for the benefit of all shareholders.
	5	Prohibit Awards to Executives		Against	Against		ShrHoldr

05/26/04 - A	Exxon Mobil Corp. *XOM*		30231G102			04/05/04		321,000
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Approve Non-Employee Director Restricted Stock Plan		For	For		Mgmt
	4	Affirm Political Nonpartisanship		Against	Against		ShrHoldr
	5	Report on Political Contributions/Activities		Against	Against		ShrHoldr
	6	Report on Equatorial Guinea		Against	Against		ShrHoldr
	7	Separate Chairman and CEO Positions		Against	Against		ShrHoldr
	8	Prohibit Awards to Executives		Against	Against		ShrHoldr
	9	Report on Stock Option Distribution by Race and Gender		Against	Against		ShrHoldr
	10	Amend EEO Statement to Include Reference to Sexual Orientation		Against	Against		ShrHoldr
	11	Report on Climate Change Research		Against	Against		ShrHoldr

13

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/19/04 - A	First Data Corp. *FDC*		319963104			03/22/04		96,700
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Henry C. Duques		For
	1.2	Elect Director Charles T. Fote		For
	1.3	Elect Director Richard P. Kiphart		For
	1.4	Elect Director Joan E. Spero		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

09/30/03 - A	Flextronics International Ltd. *FLEX*		Y2573F102			None		539,450
	1	Reelect Richard Sharp as Director		For	For		Mgmt
	2a	Reelect James Davidson as Director		For	For		Mgmt
	2b	Reelect Lip-Bu Tan as Director		For	For		Mgmt
	3	Reelect Patrick Foley as Director		For	For		Mgmt
	4	Reappoint Deloitte & Touche as Auditors and Authorize Board to Fix Their Remuneration		For	For		Mgmt
	5	Amend 1997 Employee Share Purchase Plan		For	For		Mgmt

The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans and other favorable terms of the plan. A vote in favor of this proposal is recommended.

	6	Approve Issuance of Shares without Preemptive Rights		For	For		Mgmt

This item requests a mandate for the board to issue shares up to a maximum of 50 percent of issued share capital at the date of approval. Shares up to maximum of 20 percent of issued capital may be issued without preemptive rights. This is a routine financing request.

	7	Approve Nonexecutive Directors’ Fees		For	For		Mgmt
	8	Authorize Share Repurchase Program		For	For		Mgmt

The board is seeking the authority to repurchase up to 10 percent of issued capital. Based on issued and paid up capital, this could result in the purchase of up to 52 million shares. The shares will be cancelled. This is a routine request.

03/31/04 - A	Freddie Mac *FRE*		313400301			02/20/04		68,900
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Joan E. Donoghue		For
	1.2	Elect Director Michelle Engler		For

14

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.3	Elect Director Richard Karl Goeltz		For
	1.4	Elect Director George D. Gould		For
	1.5	Elect Director Henry Kaufman		For
	1.6	Elect Director John B. Mccoy		For
	1.7	Elect Director Shaun F. O’Malley		For
	1.8	Elect Director Ronald F. Poe		For
	1.9	Elect Director Stephen A. Ross		For
	1.10	Elect Director Donald J. Schuenke		For
	1.11	Elect Director Christina Seix		For
	1.12	Elect Director Richard F. Syron		For
	1.13	Elect Director William J. Turner		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

05/05/04 - A	General Dynamics Corp. *GD*		369550108			03/12/04		66,400
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Nicholas D. Chabraja		For
	1.2	Elect Director James S. Crown		Withhold
James S. Crown is and afiiliated dirctor on all key committees.
	1.3	Elect Director Lester Crown		For
	1.4	Elect Director William P. Fricks		For
	1.5	Elect Director Charles H. Goodman		Withhold
Charles H. Goodman is an affiliated director on the compensation committee.
	1.6	Elect Director Jay L. Johnson		For
	1.7	Elect Director George A. Joulwan		For
	1.8	Elect Director Paul G. Kaminski		Withhold
Paul G. Kaminski is an affiliated outsider on the compensation committee.
	1.9	Elect Director John M. Keane		For
	1.10	Elect Director Lester L. Lyles		For
	1.11	Elect Director Carl E. Mundy, Jr.		For
	1.12	Elect Director Robert Walmsley		For
	2	Approve Omnibus Stock Plan		For	For		Mgmt
The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans, and the reasonable terms of the plan.

15

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	3	Submit Shareholder Rights Plan (Poison Pill) to Shareholder Vote		Against	For		ShrHoldr
Because shareholder rights plans greatly alter the balance of power between shareholders and management, shareholders should be allowed to make their own evaluation of such plans.
	4	Report on Foreign Military Sales		Against	Against		ShrHoldr

04/28/04 - A	General Electric Co. *GE*		369604103			03/01/04		508,400
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Amend Omnibus Stock Plan		For	For		Mgmt

We support the addition of revenue growth rate to the pool of performance measures applicable to long-term performance awards. We also applaud the company’s decision to shift a substantial portion of its executive grants to restricted stock units and performance based awards. Such practice should reduce dilution and provide effective incentives for superior performers who remain with the company during periods of stock market fluctuations in which stock options may have no realizable value. In addition, restricted stock units and long-term performance awards more closely align executives’ interests with investors’ long term interests as these awards are paid out only to executives who remain with the company for extended periods.

	4	Provide for Cumulative Voting		Against	Against		ShrHoldr
Cumulative voting permits a director to be elected who would represent and further a special interest as opposed to acting for the benefit of all shareholders.
	5	Eliminate Animal Testing		Against	Against		ShrHoldr
	6	Report on Nuclear Fuel Storage Risks		Against	Against		ShrHoldr
	7	Report on PCB Clean-up		Against	Against		ShrHoldr
	8	Report on Foreign Outsourcing		Against	Against		ShrHoldr
	9	Prepare Sustainability Report		Against	Against		ShrHoldr
	10	Limit Composition of Management Development and Compensation Committee to Independent Directors		Against	Against		ShrHoldr

Given that: (1) the company already has a policy in place requiring that all key board committee members be independent and (2) the company’s Management Development and Compensation Committee is currently fully independent, this item does not warrant support.

16

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	11	Report on Pay Disparity		Against	Against		ShrHoldr
	12	Limit Awards to Executives		Against	Against		ShrHoldr
	13	Limit Board Service for Other Companies		Against	Against		ShrHoldr
	14	Separate Chairman and CEO Positions		Against	Against		ShrHoldr
	15	Hire Advisor/Maximize Shareholder Value		Against	Against		ShrHoldr
	16	Adopt a Retention Ratio for Executives and Directors		Against	Against		ShrHoldr
	17	Require 70% to 80% Independent Board		Against	Against		ShrHoldr

Given that: (1) the board is 73.3 percent independent , (2) the company already has a policy in place providing for a two-thirds independent board, with a minimum of ten independent directors at all times, and (3) the company has voluntarily adopted additional, stricter independence tests with respect to a director’s affiliation with non-profit organizations funded by the GE and companies receiving loans from GE, the company has taken sufficient steps to ensure the maintenance of a supermajority independent board. As such, this item does not warrant shareholder support.

	18	Report on Political Contributions/Activities		Against	Against		ShrHoldr

05/25/04 - A	Gilead Sciences, Inc. *GILD*		375558103			04/05/04		54,400
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Paul Berg		For
	1.2	Elect Director Etienne F. Davignon		For
	1.3	Elect Director James M. Denny		For
	1.4	Elect Director John C. Martin		For
	1.5	Elect Director Gordon E. Moore		For
	1.6	Elect Director Nicholas G. Moore		For
	1.7	Elect Director George P. Shultz		For
	1.8	Elect Director Gayle E. Wilson		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Approve Omnibus Stock Plan		For	For		Mgmt
The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans, and the reasonable terms of the plan.

17

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	4	Increase Authorized Common Stock		For	For		Mgmt
The size of the increase (40%) requested falls within guidelines.

03/17/04 - A	Hewlett-Packard Co. *HPQ*		428236103			01/20/04		263,000
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Approve Omnibus Stock Plan		For	Against		Mgmt
The initiative cannot be supported due to the total level of potential dilution under all plans.
	4	Expense Stock Options		Against	Against		ShrHoldr

05/27/04 - A	Hilton Hotels Corp. *HLT*		432848109			03/29/04		17,400
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director A. Steven Crown		For
	1.2	Elect Director David Michels		For
	1.3	Elect Director John H. Myers		Withhold
John H. Myers is an affiliated outsider on the audit committee.
	1.4	Elect Director Donna F. Tuttle		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Approve Omnibus Stock Plan		For	For		Mgmt
The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans, and the reasonable terms of the plan.
	4	Approve Incentive Bonus Plan		For	For		Mgmt
Compliance with 162(m) would preserve the full deductibility of all compensation paid under the plan and would ultimately reduce the company’s corporate tax obligation.
	5	Declassify the Board of Directors		Against	For		ShrHoldr

Classified boards serve to entrench management and discourage bidders by preventing replacement of the board in one year. In addition, shareholders are prevented from removing board members who are not acting in the best interest of shareholders until their term is completed.

18

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	6	Require Majority of Independent Directors on Board		Against	For		ShrHoldr
SSGA supports proposals that Require Majority of Independent Directors on Board.

05/27/04 - A	Home Depot, Inc. (The) *HD*		437076102			03/29/04		182,000
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Establish Term Limits for Directors		Against	Against		ShrHoldr
	4	Submit Shareholder Rights Plan (Poison Pill) to Shareholder Vote		Against	For		ShrHoldr
Because shareholder rights plans greatly alter the balance of power between shareholders and management, shareholders should be allowed to make their own evaluation of such plans.
	5	Performance- Based/Indexed Options		Against	For		ShrHoldr
SSGA supports peformance-based compensation.
	6	Adopt ILO Based Code of Conduct		Against	Against		ShrHoldr
	7	Submit Severance Agreement (Change-in-Control) to Shareholder Vote		Against	Against		ShrHoldr
	8	Require Affirmative Vote of the Majority of the Shares to Elect Directors		Against	Against		ShrHoldr

05/19/04 - A	Intel Corp. *INTC*		458140100			03/22/04		269,150
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Approve Omnibus Stock Plan		For	For		Mgmt
The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans, and the reasonable terms of the plan.
	4	Expense Stock Options		Against	Against		ShrHoldr
	5	Limit/Prohibit Awards to Executives		Against	For		ShrHoldr

The company currently does not use performance-vesting awards in its compensation plans for senior executives. Although the proponent in its supporting statement is critical of fixed-price options, it does not appear that the proposal advocates replacement of options with performance-based restricted stock. The proposal requests the the company use performance-vesting stock in development of future equity awards for senior executives.

19

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	6	Performance- Based/Indexed Options		Against	For		ShrHoldr

In this case, the company uses standard options for its long term compensation. It does not currently award or plans to award performance-based options. The proposal requests for a portion of future stock option grants to be performance-based to senior executives and is therefore not unduly restrictive. The company should be able to identify appropriate performance criteria and clearly disclose the associated performance goals or hurdle rates to the shareholders. This would provide further discipline and alignment in award of executive compensation to shareholders interest.

04/27/04 - A	International Business Machines Corp. *IBM*		459200101			02/27/04		63,950
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Ratify Auditors for the Company’s Business Consulting Services Unit		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	4	Approve Executive Incentive Bonus Plan		For	For		Mgmt
Compliance with 162(m) would preserve the full deductibility of all compensation paid under the plan and would ultimately reduce the company’s corporate tax obligation.
	5	Provide for Cumulative Voting		Against	Against		ShrHoldr
Cumulative voting permits a director to be elected who would represent and further a special interest as opposed to acting for the benefit of all shareholders.
	6	Amend Pension and Retirement Medical Insurance Plans		Against	Against		ShrHoldr
	7	Submit Executive Compensation to Vote		Against	Against		ShrHoldr
	8	Expense Stock Options		Against	Against		ShrHoldr
	9	Limit Awards to Executives		Against	Against		ShrHoldr
	10	China Principles		Against	Against		ShrHoldr
	11	Report on Political Contributions/Activities		Against	Against		ShrHoldr
	12	Report on Executive Compensation		Against	Against		ShrHoldr

20

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/29/04 - A	Invitrogen Corp. *IVGN*		46185R100			02/27/04		14,739
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Raymond V. Dittamore		For
	1.2	Elect Director Bradley G. Lorimier		For
	1.3	Elect Director David U’Prichard, Ph.D.		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Approve Omnibus Stock Plan		For	For		Mgmt
The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans, and the reasonable terms of the plan.
	4	Amend Employee Stock Purchase Plan		For	For		Mgmt

The plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

05/11/04 - A	ITT Industries, Inc. *ITT*		450911102			03/19/04		53,000
	1	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	2	Elect Directors		For	For		Mgmt

04/22/04 - A	Johnson & Johnson *JNJ*		478160104			02/24/04		81,300
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Cease Charitable Contributions		Against	Against		ShrHoldr

04/22/04 - A	Lockheed Martin Corp. *LMT*		539830109			03/01/04		124,700
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director E.C. ‘Pete’ Aldridge, Jr.		For
.
	1.2	Elect Director Nolan D. Archibald		For

21

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.3	Elect Director Norman R. Augustine		Withhold
WITHHOLD votes from Joseph W. Ralston and Norman R. Augustine for standing as affiliated outsiders on the Nominating Committee
	1.4	Elect Director Marcus C. Bennett		For
	1.5	Elect Director Vance D. Coffman		For
	1.6	Elect Director Gwendolyn S. King		For
	1.7	Elect Director Douglas H. McCorkindale		For
	1.8	Elect Director Eugene F. Murphy		For
	1.9	Elect Director Joseph W. Ralston		Withhold
WITHHOLD votes from Joseph W. Ralston and Norman R. Augustine for standing as affiliated outsiders on the Nominating Committee
	1.10	Elect Director Frank Savage		Withhold
Frank Savage is a former Enron director and SSGA has chosen to WITHHOLD from this director.
	1.11	Elect Director Anne Stevens		For
	1.12	Elect Director Robert J. Stevens		For
	1.13	Elect Director James R. Ukropina		Withhold
James R. Ukropina si an affiliated outsider on the audit and nominating committees.
	1.14	Elect Director Douglas C. Yearley		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Report on Executive Ties to Government		Against	Against		ShrHoldr
	4	Submit Shareholder Rights Plan (Poison Pill) to Shareholder Vote		Against	Against		ShrHoldr

SSGA support proposal to Submit Shareholder Rights Plan (Poison Pill) to Shareholder Vote. In view of the company’s commitment to put any future pill to a shareholder vote within 12 months, the objectives of this proposals have already been achieved.

	5	Prohibit Auditor from Providing Non-Audit Services		Against	Against		ShrHoldr
	6	Develop Ethical Criteria for Military Contracts		Against	Against		ShrHoldr

22

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

08/28/03 - A	Medtronic, Inc. *MDT*		585055106			07/03/03		69,100
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Richard H. Anderson		For
	1.2	Elect Director Michael R. Bonsignore		For
	1.3	Elect Director Gordon M. Sprenger		Withhold
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Approve Omnibus Stock Plan		For	For		Mgmt
The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans, and the reasonable terms of the plan.
	4	Approve Executive Incentive Bonus Plan		For	For		Mgmt
Compliance with 162(m) would preserve the full deductibility of all compensation paid under the plan and would ultimately reduce the company’s corporate tax obligation.

11/11/03 - A	Microsoft Corp. *MSFT*		594918104			09/12/03		573,000
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director William H. Gates, III		For
	1.2	Elect Director Steven A. Ballmer		For
	1.3	Elect Director James I. Cash, Jr., Ph.D.		For
	1.4	Elect Director Raymond V. Gilmartin		For
	1.5	Elect Director Ann McLaughlin Korologos		For
	1.6	Elect Director David F. Marquardt		For
	1.7	Elect Director Charles H. Noski		For
	1.8	Elect Director Dr. Helmut Panke		For
	1.9	Elect Director Wm. G. Reed, Jr.		For
	1.10	Elect Director Jon A. Shirley		Withhold
WITHHOLD votes from Jon A. Shirley for standing as an affiliated outsider on the Audit Committee.
	2	Amend Omnibus Stock Plan		For	Against		Mgmt
The initiative cannot be supported due to the total level of potential dilution under all plans.

23

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	3	Amend Non-Employee Director Stock Option Plan		For	Against		Mgmt
The plan allows for NSO’s to be granted at less than FMV.
Shareholder Proposal
	4	Refrain from Giving Charitable Contributions		Against	Against		ShrHoldr

04/20/04 - A	Morgan Stanley *MWD*		617446448			02/20/04		95,000
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Declassify the Board of Directors		Against	Against		ShrHoldr

Classified boards serve to entrench management and discourage bidders by preventing replacement of the board in one year. In addition, shareholders are prevented from removing board members who are not acting in the best interest of shareholders until their term is completed.

	4	Submit Severance Agreement (Change-in-Control) to Shareholder Vote		Against	Against		ShrHoldr
The compensation committee is entirely indpendent.
	5	Report on Political Contributions/Activities		Against	Against		ShrHoldr

10/13/03 - A	Oracle Corp. *ORCL*		68389X105			08/21/03		400,600
	1	Elect Directors		For	For		Mgmt
	2	Approve Executive Incentive Bonus Plan		For	For		Mgmt
Compliance with 162(m) would preserve the full deductibility of all compensation paid under the plan and would ultimately reduce the company’s corporate tax obligation.
	3	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	4	Amend Non-Employee Director Omnibus Stock Plan		For	Against		Mgmt
The initiative cannot be supported due to the number of shares to be granted initially and annually to each non-employee director.
Shareholder Proposal
	5	Implement China Principles		Against	Against		ShrHoldr

24

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/22/04 - A	Pfizer Inc. *PFE*		717081103			02/27/04		442,600
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Approve Omnibus Stock Plan		For	For		Mgmt
The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans, and the reasonable terms of the plan.
	4	Report on Operational Impact of HIV/AIDS, TB, and Malaria Pandemic		Against	Against		ShrHoldr
	5	Cease Political Contributions/Activities		Against	Against		ShrHoldr
	6	Report on Political Contributions/Activities		Against	Against		ShrHoldr
	7	Establish Term Limits for Directors		Against	Against		ShrHoldr
	8	Report on Drug Pricing		Against	Against		ShrHoldr
	9	Limit Awards to Executives		Against	Against		ShrHoldr
	10	Amend Animal Testing Policy		Against	Against		ShrHoldr

04/21/04 - A	PG&E Corp. *PCG*		69331C108			02/23/04		173,000
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Submit Shareholder Rights Plan (Poison Pill) to Shareholder Vote		Against	For		ShrHoldr
Because shareholder rights plans greatly alter the balance of power between shareholders and management, shareholders should be allowed to make their own evaluation of such plans.
	4	Submit Severance Agreement (Change-in-Control) to Shareholder Vote		Against	Against		ShrHoldr
The compensation committee is entirely independent.
	5	Require Directors be a Link-Free Directors		Against	Against		ShrHoldr
	6	Adopt Radioactive Waste Policy		Against	Against		ShrHoldr
	7	Separate Chairman and CEO Positions		Against	Against		ShrHoldr
	8	Limit Executive Compensation		Against	Against		ShrHoldr

10/21/03 - S	Short-Term Investments Co.		825251101			07/25/03		592
	1	Elect Directors		For	For		Mgmt

25

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	2	Approve Conversion to Series of Delaware Statutory Trust		For	For		Mgmt

Reorganizing the fund from a Maryland corporation to a Delaware statutory trust may provide benefits to the fund and its shareholders. Most of the funds of AIM Funds are now or are likely to become Delaware statutory trusts. To the extent that the boards and management of funds of AIM Funds, including the board and management of the fund, have to deal with the law of a single state, rather than the laws of many states, efficiencies may be achieved, both in terms of reduced costs in determining the requirements of law in unique circumstances and the certainty of operating routinely in a familiar regulatory environment.

11/07/03 - A	SYSCO Corporation *SYY*		871829107			09/09/03		126,500
	1	Elect Directors		For	For		Mgmt
	2	Increase Authorized Common Stock		For	For		Mgmt
Although the company has offered no specific purpose for the additional shares, the size of the increase (100%) requested falls within guidelines.
	3	Approve Omnibus Stock Plan		For	Against		Mgmt
The initiative cannot be supported due to the total level of potential dilution under all plans.
Shareholder Proposal
	4	Report on the Impact of Genetically Engineered Products		Against	Against		ShrHoldr

05/27/04 - A	Teradyne, Inc. *TER*		880770102			04/05/04		301,000
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director John P. Mulroney		For
	1.2	Elect Director Patricia S. Wolpert		For
	2	Amend Employee Stock Purchase Plan		For	For		Mgmt

The plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	3	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

04/13/04 - A	The Bank Of New York Co., Inc. *BK*		064057102			02/23/04		168,200
	1	Elect Directors		For	For		Mgmt

26

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Amend Executive Incentive Bonus Plan		For	For		Mgmt
Compliance with 162(m) would preserve the full deductibility of all compensation paid under the plan and would ultimately reduce the company’s corporate tax obligation.
	4	Report on Political Contributions		Against	Against		ShrHoldr
	5	Limit Executive Compensation		Against	Against		ShrHoldr
	6	Limit Composition of Committee to Independent Directors		Against	Against		ShrHoldr
	7	Submit Shareholder Rights Plan (Poison Pill) to Shareholder Vote		Against	For		ShrHoldr
Because shareholder rights plans greatly alter the balance of power between shareholders and management, shareholders should be allowed to make their own evaluation of such plans.

04/21/04 - A	The Coca-Cola Company *KO*		191216100			02/23/04		171,650
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Herbert A. Allen		For
	1.2	Elect Director Ronald W. Allen		For
	1.3	Elect Director Cathleen P. Black		For
	1.4	Elect Director Warren E. Buffett		For

We cannot deny an affiliation exists. We feel, however, the question rests in whether we believe his substantial ownership stake mitigates or negates his outside affiliation and that his presence on the audit committee is critical to KO or best serves KO? SSgA does not require but would tend to prefer board members who have skins in the game, aligning their interests with the interests of shareholders. In his case, Mr. Buffet has more than enough skins and his membership on the audit committee is logical given that such a large personal stake will more than ensure he acts in his best interests, which are aligned with overall shareholders best interests. Mr. Buffet is the quintessential stake-holder and his presence on the KO board offers one of the true independent voices in corporate America. SSgA policy currently recommends voting against Mr. Buffet. Based on the analysis above we have identified investment reasons for overriding policy.

	1.5	Elect Director Douglas N. Daft		For
	1.6	Elect Director Barry Diller		For
	1.7	Elect Director Donald R. Keough		For

27

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.8	Elect Director Susan Bennett King		For
	1.9	Elect Director Maria Elena Lagomasino		For
	1.10	Elect Director Donald F. Mchenry		For
	1.11	Elect Director Robert L. Nardelli		For
	1.12	Elect Director Sam Nunn		For
	1.13	Elect Director J. Pedro Reinhard		For
	1.14	Elect Director James D. Robinson III		For
	1.15	Elect Director Peter V. Ueberroth		For
	1.16	Elect Director James B. Williams		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Report on Operational Impact of HIV/AIDS Pandemic		For	For		ShrHoldr
	4	Report on Stock Option Distribution by Race and Gender		Against	Against		ShrHoldr
	5	Prohibit Awards to Executives		Against	Against		ShrHoldr
	6	Submit Executive Compensation to Vote		Against	For		ShrHoldr
SSGA supports perfromance-based compensation.
	7	Submit Executive Compensation to Vote		Against	Against		ShrHoldr
	8	Implement China Principles		Against	Against		ShrHoldr
	9	Separate Chairman and CEO Positions		Against	Against		ShrHoldr

11/05/03 - A	The Estee Lauder Companies Inc. *EL*		518439104			09/12/03		76,950
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Irvine O. Hockaday, Jr.		For
	1.2	Elect Director Fred H. Langhammer		For
	1.3	Elect Director Rose Marie Bravo		For
	2	Approve Executive Incentive Bonus Plan		For	For		Mgmt
Compliance with 162(m) would preserve the full deductibility of all compensation paid under the plan and would ultimately reduce the company’s corporate tax obligation.
	3	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

28

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/20/04 - A	The Gillette Co. *G*		375766102			03/22/04		137,000
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Approve Omnibus Stock Plan		For	For		Mgmt
The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans, and the reasonable terms of the plan.
	4	Declassify the Board of Directors		Against	For		ShrHoldr

Classified boards serve to entrench management and discourage bidders by preventing replacement of the board in one year. In addition, shareholders are prevented from removing board members who are not acting in the best interest of shareholders until their term is completed.

	5	Prohibit Auditor from Providing Non-Audit Services		Against	Against		ShrHoldr
	6	Expense Stock Options		Against	Against		ShrHoldr

03/31/04 - A	The Goldman Sachs Group, Inc. *GS*		38141G104			02/02/04		66,600
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Lloyd C. Blankfein		For
	1.2	Elect Director Lord Browne Of Madingley		For
	1.3	Elect Director Claes Dahlback		For
	1.4	Elect Director James A. Johnson		For
	1.5	Elect Director Lois D. Juliber		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Declassify the Board of Directors		Against	For		ShrHoldr

Classified boards serve to entrench management and discourage bidders by preventing replacement of the board in one year. In addition, shareholders are prevented from removing board members who are not acting in the best interest of shareholders until their term is completed.

05/20/04 - A	The Hartford Financial Services Group, Inc. *HIG*		416515104			03/22/04		103,000
	1	Elect Directors		For	For		Mgmt

29

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Limit Executive Compensation		Against	Against		ShrHoldr

05/18/04 - A	The Interpublic Group of Companies, Inc. *IPG*		460690100			03/26/04		350,000
	1	Elect Directors		For	For		Mgmt
	2	Approve Omnibus Stock Plan		For	For		Mgmt
The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans, and the reasonable terms of the plan.
	3	Approve Non-Employee Director Omnibus Stock Plan		For	For		Mgmt
	4	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	5	MacBride Principles		Against	Against		ShrHoldr

06/01/04 - A	The TJX Companies, Inc. *TJX*		872540109			04/12/04		218,931
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Gary L. Crittenden		For
	1.2	Elect Director Edmond J. English		For
	1.3	Elect Director Richard G. Lesser		For
	2	Amend Omnibus Stock Plan		For	For		Mgmt
The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans, and the reasonable terms of the plan.
	3	Implement ILO Based Code of Conduct		Against	Against		ShrHoldr
	4	Report on Vendor Standards		Against	Against		ShrHoldr
	5	Declassify the Board of Directors		Against	For		ShrHoldr

Classified boards serve to entrench management and discourage bidders by preventing replacement of the board in one year. In addition, shareholders are prevented from removing board members who are not acting in the best interest of shareholders until their term is completed.

05/12/04 - A	Univision Communications Inc. *UVN*		914906102			03/15/04		91,300
	1	Elect Directors		For	For		Mgmt

30

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.1	Elect Director A. Jerrold Perenchio		For
	1.2	Elect Director Fernando Aguirre		For
	1.3	Elect Director Harold Gaba		For
	1.4	Elect Director Alan F. Horn		For
	1.5	Elect Director John G. Perenchio		For
	1.6	Elect Director Ray Rodriguez		For
	1.7	Elect Director McHenry T. Tichenor, Jr.		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Approve Omnibus Stock Plan		For	For		Mgmt
The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans, and the reasonable terms of the plan.

06/04/04 - A	Wal-Mart Stores, Inc. *WMT*		931142103			04/05/04		158,400
	1	Elect Directors		For	For		Mgmt
	2	Approve Stock Option Plan		For	For		Mgmt

The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans is within the allowable cap of 15%, and the reasonable terms of the plan.

	3	Approve Stock Option Plan		For	For		Mgmt
	4	Amend Employee Stock Purchase Plan		For	For		Mgmt

The plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	5	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	6	Separate Chairman and CEO Positions		Against	Against		ShrHoldr
	7	Prepare Sustainability Report		Against	For		ShrHoldr

In this case, Wal-Mart has some discussion of issues related to sustainability available on the company website and through its other initiatives, it does not specifically address a number of key, environment, health and safety, and economic issues in detail. Sustainability reporting is becoming the norm at many large companies and that Wal-Mart has continued to face concerns related to certain employment and labor issues in its operations. As such, more comprehensive reporting on sustainability issues will benefit Wal-Mart, as this will help the company to better assess the financial risks that such issues pose to its business and the company’s future growth. Further, considering the scope of this proposal and the fact that some of this information is already available on parts of the company’s website, it does not appear that consolidation of this data into a sustainability report would prove overly burdensome or costly to shareholders.

31

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	8	Report on Stock Option Distribution by Race and Gender		Against	Against		ShrHoldr
	9	Report on Genetically Modified Organisms (GMO)		Against	Against		ShrHoldr
	10	Prepare Diversity Report		Against	For		ShrHoldr

In this case, the proponents are asking the company to disclose information about the company’s equal employment policies and programs, the minority composition of the workforce, policies aimed at increasing women and minority managers, and policies regarding supporting minority owned businesses and suppliers. Wal-Mart has been subject of one or more EEOC lawsuits alleging employer discrimination and possibly one of the largest gender discrimination lawsuits in history. While the company does disclose some general information regarding its diversity initiatives on its website and publishes a brochure containing such information, the company does not disclose data regarding the advancement of women and minorities throughout the various levels of the company. As employment diversity issues and subsequent litigation can affect the company’s bottom line and reputation, increased disclosure of the type requested by this proposal could be of value to shareholders. As employment diversity issues can impact corporate reputation, such information should be made available to shareholders of the company.

	11	Submit Executive Compensation to Vote		Against	Against		ShrHoldr

04/27/04 - A	Wells Fargo & Company *WFC*		949746101			03/09/04		70,600
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director J.A. Blanchard III		For
	1.2	Elect Director Susan E. Engel		For
	1.3	Elect Director Enrique Hernandez, Jr.		For
	1.4	Elect Director Robert L. Joss		For

32

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.5	Elect Director Reatha Clark King		For
	1.6	Elect Director Richard M. Kovacevich		For
	1.7	Elect Director Richard D. McCormick		For
	1.8	Elect Director Cynthia H. Milligan		For
	1.9	Elect Director Philip J. Quigley		For
	1.10	Elect Director Donald B. Rice		Withhold

WITHHOLD votes from Judith M. Runstad for standing as an affiliated outsider on the Audit Committee, Michael W. Wright and Donald B. Rice for standing as affiliated outsiders on the Human Resources and Governance & Nominating committees.

	1.11	Elect Director Judith M. Runstad		Withhold
	1.12	Elect Director Stephen W. Sanger		For
	1.13	Elect Director Susan G. Swenson		For
	1.14	Elect Director Michael W. Wright		Withhold
	2	Approve Retirement Plan		For	For		Mgmt
	3	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	4	Expense Stock Options		Against	Against		ShrHoldr
	5	Limit Executive Compensation		Against	Against		ShrHoldr
	6	Link Executive Compensation to Social Issues		Against	Against		ShrHoldr
	7	Report on Political Contributions/Activities		Against	Against		ShrHoldr

04/22/04 - A	Wyeth *WYE*		983024100			03/12/04		105,500
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Report on Drug Pricing		Against	Against		ShrHoldr
	4	Amend Animal Testing Policy		Against	Against		ShrHoldr

33

Vote Summary Report

Jul 01, 2003 - Jun 30, 2004

SSGA IAM Shares Fund - 2D24

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/11/04 - A	3M CO *MMM*		88579Y101			03/12/04		27,800
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Edward A. Brennan		Withhold

The composition of the board does not meet our standard for board and committee independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR Michael L. Eskew, but WITHHOLD votes from insider W. James McNerney, Jr. and affiliated outsider Edward A. Brennan for lack of a two-thirds majority independent board. We will also WITHHOLD votes from Kevin W. Sharer and Messrs. McNerney and Brennan for failure to implement the majority supported proposal to submit the company’s poison pill to a shareholder vote. In addition, we will WITHHOLD votes from Mr. McNerney for serving as both chairman and CEO, and from Mr. Brennan for standing as an affiliated outsider on the Compensation and Nominating Committees.

	1.2	Elect Director Michael L. Eskew		For
	1.3	Elect Director W. James McNerney, Jr.		Withhold
	1.4	Elect Director Kevin W. Sharer		Withhold
	2	Ratify Auditors		For	For		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.  We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.

	3	Increase Authorized Common Stock		For	Against		Mgmt

We do not support this plan. The number of additional authorized common shares sought in this proposal exceeds our guidelines. As a policy, PVS will not support increases in authorized common shares of this magnitude, unless the company has offered a specific and reasonable purpose for the additional shares. In this case, the company has not offered a specific reason for the share increase. Large increases in authorized common stock may be used for anti-takeover devices or to fund undesirable increases in executive stock options without shareholder approval.

Mgmt Rec - Company Management Recommended Vote

* - Exception Vote

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	4	Separate Chairman and CEO Positions		Against	For		ShrHoldr

Two major components at the top of every public company are the running of the board and the executive responsibility for the running of the company’s business. Without doubt, there should be a clear division of responsibilities at the head of the company that will ensure a balance of power and authority, such that no one individual has unfettered powers of decision. When there is no clear division between the executive and board branches of a company, poor executive and/or board actions often go unchecked to the ultimate detriment of shareholders. We support this proposal to separate the chairman and CEO and to provide that only independent directors may become chairman.

04/23/04 - A	Abbott Laboratories *ABT*		002824100			02/25/04		17,200
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Roxanne S. Austin		For

The composition of the board does not meet our standard for board and committee independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR the director nominees with the exception of insiders Miles D. White, Jeffrey M. Leiden and Richard A. Gonzalez, and affiliated outsiders H. Laurance Fuller, John R. Walter, William D. Smithburg, W.Ann Reynolds, Addison Barry Rand and Boone Powell Jr., from whom we will WITHHOLD votes for lack of a two-thirds majority independent board. We will also WITHHOLD votes from Mr. Powell for serving as an affiliated outsider on the Audit and Compensation committees, Messrs. Rand and Fuller for serving as affiliated outsiders on the Compensation and Nominating committees, Mr. Walter for serving as an affiliated outsider on the Audit Committee, Mr. Smithburg for serving as an affiliated outsider on the Compensation Committee, and Ms. Reynolds for serving as an affiliated outsider on the Nominating Committee. In addition, we will WITHHOLD votes from Mr. White for serving as both chairman and CEO.

	1.2	Elect Director H.Laurance Fuller		Withhold

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.3	Elect Director Richard A. Gonzalez		Withhold
	1.4	Elect Director Jack M. Greenberg		For
	1.5	Elect Director Jeffrey M. Leiden		Withhold
	1.6	Elect Director David A. Lord Owen		For
	1.7	Elect Director Boone Powell Jr.		Withhold
	1.8	Elect Director Addison Barry Rand		Withhold
	1.9	Elect Director W.Ann Reynolds		Withhold
	1.10	Elect Director Roy S. Roberts		For
	1.11	Elect Director William D. Smithburg		Withhold
	1.12	Elect Director John R. Walter		Withhold
	1.13	Elect Director Miles D. White		Withhold
	2	Ratify Auditors		For	For		Mgmt
We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.
	3	Drug Pricing		Against	Against		ShrHoldr

We would support a shareholder proposal requesting the company to adopt a special pricing cap for a specific drug in a region (for example AIDS and Africa) based on a clear, and predetermined, dollar-based formula. We acknowledge that the dynamics of global pharmaceutical pricing could pose significant difficulties. Some of this difficult pricing relates to the varying marketplace and regulatory conditions operating in different regions around the world which ultimately impact final drug costs. International operations are also subject to a significant degree of government regulation not found in the United States. Many countries, directly or indirectly, control the selling price of most healthcare products. At the same time, currency fluctuations can also impact the cost of drugs from one country to the next. We believe that this proposal does not warrant pricing restrictions in the U.S. market at this point in time.  We will continue to monitor this issue in the future and will revise our policy accordingly.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	4	Report on Political Contributions/Activities		Against	For		ShrHoldr

PVS believes this proposal sends a strong message to the board that increased disclosure is needed for the use of company resources being contributed to political parties, candidates, committees, or politically affiliated entities. Shareholders have the inherent right to know if their capital is being used for social causes beyond the companies day to day operations. Therefore, we will support this item.

	5	Prohibit Awards to Executives		Against	Against		ShrHoldr

Ultimately, despite our agreement with the general spirit and intent of this resolution, we cannot support this request in its current form. Proposals that would prohibit executives from being remunerated with stock options and bonuses regardless of the company’s performance could prove too restrictive for the board in determining both current and future remuneration policies. As such, we do not support this item.

	6	Report on Operational Imact of HIV/AIDS, TB, and Malaria Pandemic		Against	For		ShrHoldr

In this case, we commend the company for having taken certain actions to help address the affects of the HIV/AIDS, TB, and malaria healthcare crisis in emerging markets. These actions however do lag those taken by the company’s industry peers. PVS believes the benefits will far outweigh the relatively low costs of the report regarding the operational impact of HIV/AIDS, TB, and Malaria Pandemic for Caterpillar. Increased disclosure in these areas promotes good corporate citizenship, and therefore we will support this item.

05/06/04 - A	ABX Air, Inc. *ABXA*		00080S101			03/31/04		3,700
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director James E. Bushman		For
The director nominee meets our guidelines.
	2	Ratify Auditors		For	For		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.  We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/27/04 - A	Ace Ltd. *ACE*		G0070K103			04/08/04		3,200
Meeting for Holders of ADRs
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Brian Duperreault		Withhold
We will vote FOR the director nominees with the exception of Brian Duperreault, from whom we will WITHHOLD votes for serving as chairman and CEO.
	1.2	Elect Director Robert M. Hernandez		For
	1.3	Elect Director Peter Menikoff		For
	1.4	Elect Director Robert Ripp		For
	1.5	Elect Director Dermot F. Smurfit		For
	2	PROPOSAL TO APPROVE THE ACE LIMITED 2004 LONG-TERM INCENTIVE PLAN.		For	Against		Mgmt

We do not support this plan. This plan has an NSO share exercise price that is less than full market value. We oppose plans that reflect an exercise price less than full fair market value as it offers poor incentive for management and employees to build shareholder value. The company’s potential Voting Power Dilution (VPD) for all incentive plans is 10.69% which exceeds our guidelines. Proposals that add to a company’s VPD can potentially dilute the voting interests of common shareholders.

	3	PROPOSAL TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT ACCOUNTANTS OF ACE LIMITED FOR THE FISCAL YEAR ENDING DECEMBER 31, 2004.		For	For		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely. We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

01/09/04 - A	Actuant Corp *ATU*		00508X203			11/18/03		4,400
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Robert C. Arzbaecher		For

We will vote FOR the director nominees with the exceptions of Audit Committee members William P. Sovey, Robert A. Peterson, Kathleen J. Hempel, William K. Hall, Thomas J. Fischer, and H. Richard Crowther, from whom we will WITHHOLD votes for paying excessive non-audit fees.

	1.2	Elect Director Gustav H.P. Boel		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	1.3	Elect Director Bruce S. Chelberg		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	1.4	Elect Director H. Richard Crowther		Withhold

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	1.5	Elect Director Thomas J. Fischer		Withhold

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.6	Elect Director William K. Hall		Withhold

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	1.7	Elect Director Kathleen J. Hempel		Withhold

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	1.8	Elect Director Robert A. Peterson		Withhold

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	1.9	Elect Director William P. Sovey		Withhold

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	2	Approve Employee Stock Purchase Plan		For	For		Mgmt

PVS approves of this plan because it complies with Section 423 of the Internal Revenue Code, the number of shares being reserved is relatively conservative, the offering period is reasonable, and there are limits on participation.

	3	Increase Authorized Common Stock		For	For		Mgmt
We will support this plan. The number of additional authorized common shares sought in this proposal falls within our guidelines.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/28/04 - A	Adobe Systems Inc. *ADBE*		00724F101			03/03/04		2,500
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Michael R. Cannon		For

The composition of the board does not meet our standard for board and committee independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR the director nominees with the exception of insider Bruce R. Chizen, and affiliated outsiders Delbert W. Yocam and Charles M. Geschke, from whom we will WITHHOLD votes for lack of a two-thirds majority independent board. We will also WITHHOLD votes from Mr. Yocam for serving as an affiliated outsider on the Audit, Compensation and Nominating committees.

	1.2	Elect Director Bruce R. Chizen		Withhold
	1.3	Elect Director James E. Daley		For
	1.4	Elect Director Charles M. Geschke		Withhold
	1.5	Elect Director Delbert W. Yocam		Withhold
	2	Amend Omnibus Stock Plan		For	Against		Mgmt

We do not support this plan. The company’s potential Voting Power Dilution (VPD) for all incentive plans is 20.81%, which exceeds our guidelines. Proposals that add to a company’s VPD can potentially dilute the voting interests of common shareholders. In addition, the company does not fully expense its stock options. Given their current accounting treatment of not being charged as an expense against earnings, stock options have been the ultimate tax dodge for companies wishing to lavishly compensate employees. Misused stock options can give executives perverse incentives to inflate their company’s earnings or make irresponsibly optimistic forecasts in order to keep stock prices high and their paychecks gargantuan. Numerous companies have chosen to acknowledge the distortion to reported earnings caused by the non-expensing of options and have elected to expense options going forward. We believe Adobe Systems Inc. should follow suit, to better reflect the company’s true earnings and provide additional discipline against overuse.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	3	Expense Stock Options		Against	For		ShrHoldr

Although companies can choose to expense options, the Financial Accounting Standards Board (FASB) does not yet require it. In the absence of an accepted methodology with which to value the contingent cost of stock options, companies that have voluntarily expensed stock options have had flexibility in their selection of a specific valuation methodology. Since the expensing of options lowers earnings, many companies have elected not to do so. Instead, many companies have opted to disclose option values only in the footnotes to their annual reports. Opponents of option expensing argue that options are difficult to value and expensing options could add complexity and decrease transparency in financial reporting. However, given the fact that stock options have become an integral component of compensation, their value cannot be ignored and treated as “no-cost” compensation. We believe that stock options should be expensed along with other forms of compensation. Given that 1) many companies use stock options as a significant component of overall compensation, 2) the exercise of options result in a transfer of shareholder value, and 3) the contingent cost of options reduces earnings, we strongly believe that options should be expensed along with all other forms of compensation to better reflect the company’s true earnings and provide much needed discipline against overuse.

	4	Adopt a Plocy that will Committ Executives to Hold a Significant Percentage of their Shares		Against	For		ShrHoldr

In this case, although the company has the holding period requirement of 25 percent of the net shares for two years, it does not appear that the executives have significant holding of outright shares. Per the company’s 2004 proxy, most of executives’ beneficial stock ownership is in the form of options. PVS believes senior level executives should be required to hold a substantial portion of their equity compensation awards, including shares received from option exercises while they are employed at a company. Equity compensation awards are intended to align management interests with those of shareholders, and allowing executives to sell these shares while they are employees of the company undermines this purpose. In the absence of any long-term ownership requirement, we support this proposal.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	5	Ratify Auditors		For	Against		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely. We do not support this item. In this instance, the non-auditing consulting fees are more than 25 percent of total fees paid. As such, we will vote against the company’s auditor. We believe the integrity of the auditor’s relationship with the company is compromised when a firm is paid excessive consulting fees on top of those paid for auditing services. This arrangement has the potential to open the auditor process to a wide range of conflicts of interest.

04/22/04 - A	Aegon NV		007924103			03/05/04		35,294
Meeting for Holders of ADRs
	1	APPROVAL OF THE ADOPTION OF THE ANNUAL ACCOUNTS 2003.		For	For		Mgmt
We support this routine item.
	2	APPROVAL OF THE FINAL DIVIDEND.		For	For		Mgmt
Based on the payout ratio, which exceeds our minimum standard, we will vote in favor of the proposed allocation of income.
	3	APPROVAL OF THE RESOLUTION TO RELEASE THE MEMBERS OF THE EXECUTIVE BOARD FROM LIABILITY FOR THEIR DUTIES.		For	For		Mgmt

This is a standard request in the Netherlands, and discharge generally is granted unless a shareholder states a specific reason for withholding discharge and intends to undertake legal action. We are aware of no such concerns at Aegon.

	4	APPROVAL OF THE RESOLUTION TO RELEASE THE MEMBERS OF THE SUPERVISORY BOARD FROM LIABILITY FOR THEIR DUTIES.		For	For		Mgmt

This is a standard request in the Netherlands, and discharge generally is granted unless a shareholder states a specific reason for withholding discharge and intends to undertake legal action. We are aware of no such concerns at Aegon.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	5	Ratify Auditors		For	For		Mgmt

Despite this lack of information, in this instance, we currently feel it would be counterproductive to vote against the auditor. In the future, we may consider opposing a company’s auditor when fees paid are not disclosed.

	6	APPROVAL OF FUTURE ANNUAL REPORTS IN ENGLISH.		For	For		Mgmt
	7	APPROVAL OF THE ADOPTION OF THE REMUNERATION POLICY OF THE EXECUTIVE BOARD.		For	For		Mgmt

PVS considers the overall structure of the remuneration policy to be shareholder friendly. Aegon’s long-term equity plans are fully linked to the achievement of pre-determined targets and details of the performance measurement are disclosed.

	8	APPROVAL OF THE REAPPOINTMENT OF MRS. T. REMBE TO THE SUPERVISORY BOARD.		For	For		Mgmt
Due to a lack of controversy surrounding the board in the past, we will vote in favor of the board’s proposals.
	9	APPROVAL OF THE REAPPOINTMENT OF MR. O.J. OLCAY TO THE SUPERVISORY BOARD.		For	For		Mgmt
	10	APPROVAL OF THE APPOINTMENT OF MR. R. DAHAN TO THE SUPERVISORY BOARD.		For	For		Mgmt
	11	APPROVAL OF THE APPOINTMENT OF MR. I.W. BAILEY, II TO THE SUPERVISORY BOARD.		For	For		Mgmt
	12	APPROVAL OF THE APPOINTMENT OF MR. P. VOSER TO THE SUPERVISORY BOARD.		For	For		Mgmt
	13	APPROVAL OF THE AUTHORIZATION TO ISSUE SHARES OF THE COMPANY.		For	Against		Mgmt
This issuance exceeds our guidelines for issuances without preemptive rights.
	14	APPROVAL OF THE AUTHORIZATION TO RESTRICT OR EXCLUDE PRE- EMPTIVE RIGHTS UPON ISSUANCE OF SHARES.		For	Against		Mgmt
This issuance exceeds our guidelines for issuances without preemptive rights.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	15	APPROVAL OF THE AUTHORIZATION TO ISSUE SHARES UNDER INCENTIVE PLANS.		For	For		Mgmt

The plan in question reserves a minimal portion of the share capital, representing potential dilution of one percent to current shareholders. Taking into account already outstanding options, the total potential dilution amounts to less than five percent. Aegon is a mature company, the shares are being offered at market price, and all employees are permitted to participate. The percentage of shares reserved for the plan meets our guidelines for mature companies. As we believe that broad ownership by key personnel is a valuable way of focusing executive attention on the performance of the company and its share price, we will vote in favor of this request for issuance of shares to employees.

	16	APPROVAL OF THE AUTHORIZATION TO ACQUIRE SHARES OF THE COMPANY.		For	For		Mgmt

Some shareholders object to corporations repurchasing shares. They prefer to see extra cash invested in new businesses or paid out as dividends. We believe that when timed correctly, corporate stock repurchases are a legitimate use of corporate funds and can add to long-term shareholder returns. For this reason we will vote in favor of the board’s proposal.

05/03/04 - A	AFLAC Incorporated *AFL*		001055102			02/25/04		3,800
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Daniel P. Amos		Withhold

The composition of the board does not meet our standard for board and committee independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR the director nominees with the exception of insiders Hidefumi Matsui, Kriss Cloninger III, John Shelby Amos II and Daniel P. Amos, and affiliated outsiders Glenn Vaughn, Jr., E. Stephen Purdom, Charles B. Knapp, Kenneth S. Janke, Sr., Elizabeth J. Hudson and Joe Frank Harris, from whom we will WITHHOLD votes for lack of a two-thirds majority independent board. We will also WITHHOLD votes from Charles B. Knapp and Glenn Vaughn, Jr. for serving as affiliated outsiders on key board committees, from Michael H. Armacost for poor board meeting attendance, and from Daniel P. Amos for serving as both chairman and CEO.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.2	Elect Director John Shelby Amos II		Withhold
	1.3	Elect Director Michael H. Armacost		Withhold
	1.4	Elect Director Kriss Cloninger III		Withhold
	1.5	Elect Director Joe Frank Harris		Withhold
	1.6	Elect Director Elizabeth J. Hudson		Withhold
	1.7	Elect Director Kenneth S. Janke, Sr.		Withhold
	1.8	Elect Director Douglas W. Johnson		For
	1.9	Elect Director Robert B. Johnson		For
	1.10	Elect Director Charles B. Knapp		Withhold
	1.11	Elect Director Hidefumi Matsui		Withhold
	1.12	Elect Director Nobuhiro Mori		For
	1.13	Elect Director E. Stephen Purdom, M.D.		Withhold
	1.14	Elect Director Barbara K. Rimer, Ph.D.		For
	1.15	Elect Director Marvin R. Schuster		For
	1.16	Elect Director Glenn Vaughn, Jr.		Withhold
	1.17	Elect Director Robert L. Wright		For
	2	Approve Omnibus Stock Plan		For	Against		Mgmt

Although the potential Voting Power Dilution (VPD) for all incentive plans of 4.41% meets our guidelines, the company does not fully expense its stock options. Given their current accounting treatment of not being charged as an expense against earnings,stock options have been the ultimate tax dodge for companies wishing to lavishly compensate employees. Misused stock options can give executives perverse incentives to inflate their company’s earnings or make irresponsibly optimistic forecasts in order to keep stock prices high and their paychecks gargantuan. Numerous companies have chosen to acknowledge the distortion to reported earnings caused by the non-expensing of options and have elected to expense options going forward. We believe AFLAC Incorporated should follow suit, to better reflect the company’s true earnings and provide additional discipline against overuse.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	3	Ratify Auditors		For	For		Mgmt
We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.

03/02/04 - A	Agilent Technologies Inc. *A*		00846U101			01/05/04		2,212
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director James G. Cullen		For
The director nominees meet our guidelines.
	1.2	Elect Director Robert L. Joss		For
	1.3	Elect Director Walter B. Hewlett		For
	2	Ratify Auditors		For	For		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely. We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.

01/22/04 - A	* Air Products & Chemicals, Inc. *APD*		009158106			11/28/03		6,000
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director W. Douglas Ford		For
The director nominees meet our guidelines.
	1.2	Elect Director James F. Hardymon		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.3	Elect Director Paula G. Rosput		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	1.4	Elect Director Lawrason D. Thomas		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	2	Ratify Auditors		For	For		Mgmt
We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.

08/14/03 - A	* Airborne, Inc.		009269101			07/08/03		11,600
	1	Approve Merger Agreement		For	For		Mgmt

Conclusion: Despite the fact that ABX Air stock is more restrictive in terms of shareholder rights than Airborne stock, Airborne shareholders will receive a cash consideration at a premium to Airborne’s historical price. Based on the market premium and the fairness opinion, we support the merger agreement.

	2	Approve Merger Agreement		For	For		Mgmt

Even without the stock portion of ABX Air, the cash consideration of $21.65 per share of Airborne represents a reasonable premium to Airborne’s historical stock price. We therefore support the alternative merger consideration.

	3	Adopt Supermajority Vote Requirement for Amendments		For	For		Mgmt
	4	Adopt Shareholder Rights Plan (Poison Pill)		For	For		Mgmt
	5.A	Elect Director Carl D. Donaway		For	Withhold		Mgmt

If the merger is approved, Airborne has agreed to use its best efforts to obtain the resignations of all of its directors. We will WITHHOLD votes from Carl Donaway and Richard Rosenberg for failure to implement the board declassification proposal and also from Mr. Donaway for serving as chairman and CEO.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	5.B	Elect Director Richard M. Rosenberg		For	Withhold		Mgmt

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

Shareholder Proposals
	6	Submit Shareholder Rights Plan (Poison Pill) to Shareholder Vote		Against	Against		ShrHoldr

Because poison pills greatly alter the balance of power between shareholders and management, shareholders should be allowed to make their own evaluation of such plans. However, in this case, we do not support this proposal because the company is effectively in compliance, having redeemed its pill. And in connection with the merger, the board did submit the new poison pill for ABX Air, Inc. to a shareholder vote (Item 4).

	7	Separate Chairman and CEO Positions		Against	For		ShrHoldr

Two major components at the top of every public company are the running of the board and the executive responsibility for the running of the company’s business. Without doubt, there should be a clear division of responsibilities at the head of the company that will ensure a balance of power and authority, such that no one individual has unfettered powers of decision. When there is no clear division between the executive and board branches of a company, poor executive and/or board actions often go unchecked to the ultimate detriment of shareholders. We support this proposal to separate the chairman and CEO.

	8	Performance-Based/Indexed Options		Against	For		ShrHoldr

PVS advocates performance based options, such as premium-priced or indexed, which encourage executives to outperform rivals and the market as a whole rather than being rewarded for any rise in the share price, which can occur if there are not empirical performance measures incorporated into the structure of the options. This proposal mandates that all stock options granted to senior executives be performance-based options, which can be considered somewhat restrictive and burdensome. However, a performance-based stock option will only have value to the extent that Airborne’s stock price performance exceeds the peer group performance level (as the option exercise price is indexed or linked to an industry peer group stock performance index). This method of compensation demonstrates a strong commitment to the actual promotion of shareholder value rather than simply management enrichment. Given the principle of pay for performance (and the potential for excessive pay untied to results inherent in fixed-price stock options), we believe this is a worthy proposal which sends management a clear message on the responsible and proper use of options in conjunction with performance.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	9	Expense Stock Options		Against	For		ShrHoldr

We believe that stock options should be expensed along with other forms of compensation. Given that 1) many companies use stock options as a significant component of overall compensation, 2) the exercise of options result in a transfer of shareholder value, and 3) the contingent cost of options reduces earnings, we strongly believe that options should be expensed along with all other forms of compensation to better reflect the company’s true earnings and provide much needed discipline against overuse. We support this proposal.

04/30/04 - A	Alcoa Inc. *AA*		013817101			02/02/04		15,900
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Alain J.P. Belda		Withhold

The composition of the board does not meet our standard for board and committee independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR director nominee Carlos Ghosn, but WITHHOLD votes from insider Alain J.P. Belda, and affiliated outsider Franklin A. Thomas, from whom we will WITHHOLD votes for lack of a two-thirds majority independent board. We will also WITHHOLD votes from Mr. Thomas for serving as an affiliated outsiders on the Compensation and Nominating committees, from Audit Committee member Henry B. Schacht for neglecting to include auditor ratification, and from Mr. Belda for serving as both Chairman and CEO.

	1.2	Elect Director Carlos Ghosn		For

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.3	Elect Director Henry B. Schacht		Withhold
	1.4	Elect Director Franklin A. Thomas		Withhold
	2	Approve Omnibus Stock Plan		For	Against		Mgmt

We do not support this plan. The company’s potential Voting Power Dilution (VPD) for all incentive plans is 13.62% which exceeds our guidelines. Proposals that add to a company’s VPD can potentially dilute the voting interests of common shareholders. In addition, the company does not fully expense its stock options. Given their current accounting treatment of not being charged as an expense against earnings, stock options have been the ultimate tax dodge for companies wishing to lavishly compensate employees. Misused stock options can give executives an incentive to inflate their company’s earnings or make irresponsibly optimistic forecasts in order to keep stock prices high and their paychecks gargantuan. Numerous companies have chosen to acknowledge the distortion to reported earnings caused by the non-expensing of options and have elected to expense options going forward. We believe Alcoa Inc. should follow suit, to better reflect the company’s true earnings and provide additional discipline against overuse.

	3	Report on Pay Disparity		Against	For		ShrHoldr

PVS generally supports shareholder requests calling for better disclosure of executive compensation. Reviewing the company’s proxy materials, we note that each of the five highest paid executives all made more than $1 million in total compensation in each of the last three years. This proposal will provide greater transparency for shareholders on the company’s executive compensation policies and should benefit long-term shareholder value by addressing fairness for pay issues. We support this resolution.

	4	Submit Severance Agreement (Change-in-Control) to Shareholder Vote		Against	For		ShrHoldr

Although the board has adopted last year’s proposal with a ceiling of 2.99 time the salary and bonus of the executive, they have not modified the existing Change in Control Severance Plan which entitles senior executives to the equivalent of three years’ salary, bonus, benefits, pension credit, as well as reimbursement of excise taxes, and six months of outplacement assistance. We believe the changes made by the board are not sufficient, and do not wholly reflect the majority vote received from shareholders on last year’s proposal. As such, we will support this item.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/29/04 - A	Altria Group, Inc. *MO*		02209S103			03/08/04		52,600
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Elizabeth E. Bailey		Withhold

The composition of the board does not meet our standard for board and committee independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR the director nominees with the exception of insider Louis C. Camilleri, and affiliated outsiders Stephen M. Wolf, Carlos Slim Helu, Robert E. R. Huntley and Elizabeth E. Bailey, from whom we will WITHHOLD votes for lack of a two-thirds majority independent board. We will also WITHHOLD votes from Ms. Bailey and Mr. Wolf for serving as affiliated outsiders on the Audit, Compensation and Nominating committees, from Mr. Huntley for serving as an affiliated outsider on the Audit and Compensation committees, and from Mr. Camilleri for serving as both Chairman and CEO.

	1.2	Elect Director Mathis Cabiallavetta		For
	1.3	Elect Director Louis C. Camilleri		Withhold
	1.4	Elect Director J. Dudley Fishburn		For
	1.5	Elect Director Robert E. R. Huntley		Withhold
	1.6	Elect Director Thomas W. Jones		For
	1.7	Elect Director Lucio A. Noto		For
	1.8	Elect Director John S. Reed		For
	1.9	Elect Director Carlos Slim Helu		Withhold
	1.10	Elect Director Stephen M. Wolf		Withhold
	2	Ratify Auditors		For	Against		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.  We do not support this item. In this instance, the non-auditing consulting fees are more than 25 percent of total fees paid. As such, we will vote against the company’s auditor. We believe the integrity of the auditor’s relationship with the company is compromised when a firm is paid excessive consulting fees on top of those paid for auditing services. This arrangement has the potential to open the auditor process to a wide range of conflicts of interest.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	3	Report on Product Warnings for Pregnant Women		Against	For		ShrHoldr

We generally support shareholder proposals that ask tobacco companies to be held accountable and responsible for their marketing and distribution strategies. We agree with the proponents on this issue, and ask the company to address the concerns regarding the ability of some retailers to sell tobacco products to expecting women. We believe that the company has the ability to enforce certain rules on its retailers to educate pregnant women on the dangers to their unborn baby while smoking. Seeing that PVS policy generally supports all shareholder requests to enhance disclosure within reason, and since approval of this proposal will prove the company’s commitment to prevent pregnant women from smoking, we support this request.

	4	Report on Health Risks Associated with Cigarette Filters		Against	Against		ShrHoldr

PVS generally supports information that increases shareholder awareness of potential risks and opportunities associated with their investment; however, this disclosure should be balanced with the cost associated with gathering and publishing the data, the level of existing information available, and the feasibility of complying with the structure of the proposal. In this case, we agree with the company that public healthcare organizations are better placed to evaluate the risks associated with cigarette filters. Further, PVS notes that the structure of this proposal calls for the formation of an independent panel of experts and subsequent report that could be costly to the company. As such, we will not support this proposal.

	5	Political Contributions/Activities		Against	For		ShrHoldr

PVS believes this proposal sends a strong message to the board that increased disclosure is needed for the use of company resources being contributed to political parties, candidates, committees, or politically affiliated entities. Shareholders have the inherent right to know if their capital is being used for social causes beyond the companies day to day operations. Therefore, we will support this item.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	6	Cease Use of Light and Ultra Light in Cigarette Marketing		Against	Against		ShrHoldr

n light of the potentially negative impact on the company’s earnings, we believe that this issue is one that that could potentially have a significant impact on the company and other tobacco companies, and therefore warrants close attention by the company’s board of directors. That said, PVS notes that the company has provided information addressing this topic on its website and has supported increased regulation domestically and internationally on the issue. Moreover, PVS agrees with the company that public health and regulatory organizations are best able to address these issues. This approach to the shareholder’s concerns would provide appropriate, accurate information to the public by regulation across the industry as opposed to requiring that an action taken by a single company, potentially placing it at a competitive disadvantage. Therefore, we will vote against this proposal.

	7	Place Canadian Style Warnings on Cigarette Packaging		Against	Against		ShrHoldr

As noted in discussions of the other proposals at Altria, PVS believes that issues regarding increased warnings on the health risks associated with cigarettes are generally better addressed by public health agencies rather than individual companies. Unilaterally adopting new packaging policies could negatively affect the company’s competitive advantage, and may not provide the information in a way that is understood or acceptable to all markets. Therefore, PVS will vote against this proposal.

	8	Separate Chairman and CEO Positions		Against	For		ShrHoldr

Two major components at the top of every public company are the running of the board and the executive responsibility for the running of the company’s business. Without doubt, there should be a clear division of responsibilities at the head of the company that will ensure a balance of power and authority, such that no one individual has unfettered powers of decision. When there is no clear division between the executive and board branches of a company, poor executive and/or board actions often go unchecked to the ultimate detriment of shareholders. We support this proposal to separate the chairman and CEO and to provide that only independent directors may become chairman.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/04/04 - A	Ambac Financial Group, Inc. *ABK*		023139108			03/09/04		900
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Phillip B. Lassiter		Withhold

The composition of the board does not meet our standard for board and committee independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR the director nominees with the exception of W. Grant Gregory, Robert J. Genader, Richard Dulude, Michael A. Callen and Phillip B. Lassiter, from whom we will WITHHOLD votes for lack of a two-thirds majority independent board. We will also WITHHOLD votes from Michael A. Callen, Richard Dulude and W. Grant Gregory for serving as affiliated outsiders on key board committees.

	1.2	Elect Director Michael A. Callen		Withhold
	1.3	Elect Director Renso L. Caporali		For
	1.4	Elect Director Jill M. Considine		For
	1.5	Elect Director Richard Dulude		Withhold
	1.6	Elect Director Robert J. Genader		Withhold
	1.7	Elect Director W. Grant Gregory		Withhold
	1.8	Elect Director Laura S. Unger		For
	1.9	Elect Director Henry D. G. Wallace		For
	2	Increase Authorized Common Stock		For	Against		Mgmt

We do not support this plan. The number of additional authorized common shares sought in this proposal exceeds our guidelines. As a policy, PVS will not support increases in authorized common shares of this magnitude, unless the company has offered a specific and reasonable purpose for the additional shares. In this case, the company has not offered a specific reason for the share increase. Large increases in authorized common stock may be used for anti-takeover devices or to fund undesirable increases in executive stock options without shareholder approval.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	3	Amend Non-Employee Director Omnibus Stock Plan		For	Against		Mgmt

We do not support this plan. The company’s potential Voting Power Dilution (VPD) for all incentive plans is 11.89% which exceeds our guidelines. Proposals that add to a company’s VPD can potentially dilute the voting interests of common shareholders.

	4	Ratify Auditors		For	For		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.  We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.

04/26/04 - A	American Express Co. *AXP*		025816109			02/27/04		16,200
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Daniel F. Akerson		For

The composition of the board does not meet our standard for board and committee independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR the director nominees with the exception of insider Kenneth I. Chenault, and affiliated outsiders Frank P. Popoff, Vernon E. Jordan, Jr., William G. Bowen and Charlene Barshefsky, from whom we will WITHHOLD votes for lack of a two-thirds majority independent board. We will also WITHHOLD votes from Mr. Popoff for serving as an affiliated outsider on the Compensation and Nominating committees, from Mr. Bowen for serving as an affiliated outsider on the Audit Committee, from Mr. Jordan for sitting on an excessive number of boards, and from Mr. Chenault for serving as both Chairman and CEO. In addition, we will WITHHOLD votes from Frank Popoff for his failure to fulfill his fiduciary duty to shareholders at Qwest, and our concerns that he could potentially cause the same harm to shareholders of American Express.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.2	Elect Director Charlene Barshefsky		Withhold
	1.3	Elect Director William G. Bowen		Withhold
	1.4	Elect Director Ursula M. Burns		For
	1.5	Elect Director Kenneth I. Chenault		Withhold
	1.6	Elect Director Peter R. Dolan		For
	1.7	Elect Director Vernon E. Jordan, Jr.		Withhold
	1.8	Elect Director Jan Leschly		For
	1.9	Elect Director Richard A. McGinn		For
	1.10	Elect Director Edward D. Miller		For
	1.11	Elect Director Frank P. Popoff		Withhold
	1.12	Elect Director Robert D. Walter		For
	2	Ratify Auditors		For	For		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.  We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.

	3	Establish Term Limits for Directors		Against	Against		ShrHoldr

We do not support the arbitrary use of mandatory term limits for directors. Under an effective corporate governance system, shareholders have the right to express their preferences each year by voting on directors at the annual meeting. Thus, shareholders can remove or reelect directors as they see fit.

	4	Report on Political Contributions/Activities		Against	For		ShrHoldr

PVS believes this proposal sends a strong message to the board that increased disclosure is needed for the use of company resources being contributed to political parties, candidates, committees, or politically affiliated entities. Shareholders have the inherent right to know if their capital is being used for social causes beyond the companies day to day operations. Therefore, we will support this item.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/25/04 - A	American Financial Group, Inc. *AFG*		025932104			03/31/04		18,800
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Carl H. Lindner		Withhold

The composition of the board does not meet our standard for board and committee independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR the director nominees with the exception of James E. Evans, Theodore H. Emmerich, S. Craig Lindner, Carl H. Lindner III and Carl H. Lindner, from whom we will WITHHOLD votes for lack of a two-thirds majority independent board. We will also WITHHOLD votes from Theodore H. Emmerich for serving as an affiliated outsider on a key board committee. In addition, we will WITHHOLD votes from Carl H. Lindner for serving as both chairman and CEO.

	1.2	Elect Director Carl H. Lindner III		Withhold
	1.3	Elect Director S. Craig Lindner		Withhold
	1.4	Elect Director Theodore H. Emmerich		Withhold
	1.5	Elect Director James E. Evans		Withhold
	1.6	Elect Director Terry S. Jacobs		For
	1.7	Elect Director William R. Martin		For
	1.8	Elect Director William A. Shutzer		For
	1.9	Elect Director William W. Verity		For
	2	Approve Non-Employee Director Omnibus Stock Plan		For	Against		Mgmt

We do not support this plan. The company’s potential Voting Power Dilution (VPD) for all incentive plans is 11.74%, which exceeds our guidelines. Proposals that add to a company’s VPD can potentially dilute the voting interests of common shareholders. In addition, the company does not fully expense its stock options. Given their current accounting treatment of not being charged as an expense against earnings, stock options have been the ultimate tax dodge for companies wishing to lavishly compensate employees. Misused stock options can give executives an incentive to inflate their company’s earnings or make irresponsibly optimistic forecasts in order to keep stock prices high and their paychecks gargantuan. Numerous companies have chosen to acknowledge the distortion to reported earnings caused by the non-expensing of options and have elected to expense options going forward. We believe American Financial Group, Inc. should follow suit, to better reflect the company’s true earnings and provide additional discipline against overuse.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	3	Ratify Auditors		For	For		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.  We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.

	4	Expense Stock Options		Against	For		ShrHoldr

In the absence of an accepted methodology with which to value the contingent cost of stock options, companies that have voluntarily expensed stock options have had flexibility in their selection of a specific valuation methodology. Opponents of option expensing argue that options are difficult to value and expensing options could add complexity and decrease transparency in financial reporting. However, given the fact that stock options have become an integral component of compensation, their value cannot be ignored and treated as “no-cost” compensation. Given that (1) many companies use stock options as a significant component of overall compensation, (2) the exercise of options result in a transfer of shareholder value, and (3) the contingent cost of options reduces earnings, we believe that options should be expensed along with all other forms of compensation to better reflect the company’s true earnings and provide additional discipline against overuse.

05/19/04 - A	American International Group, Inc. *AIG*		026874107			03/26/04		35,474
	1	Elect Directors		For	Split		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.1	Elect Director M. Bernard Aidinoff		Withhold

The composition of the board does not meet our standard for board and committee independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR the director nominees with the exception of insiders Edmund S.W. Tse, Martin J. Sullivan, Howard I. Smith, Donald P. Kanak and Maurice R. Greenberg, and affiliated outsiders Frank J. Hoenemeyer, Carla A. Hills, Martin S. Feldstein, Marshall A. Cohen and M. Bernard Aidinoff, from whom we will WITHHOLD votes for lack of a two-thirds majority independent board. We will also WITHHOLD votes from Ms. Hills and Mr. Aidinoff for serving as affiliated outsiders on the Audit and Nominating committees, Mr. Hoenemeyer for serving as an affiliated outsider on the Audit and Compensation committees, and Mr. Cohen for serving as an affiliated outsider on the Compensation and Nominating committees. In addition, we will WITHHOLD votes from Mr. Greenberg for serving as both chairman and CEO, and from the entire Compensation Committee for approving executive compensation plans that excessively rewards executives in a manner that is contrary to performance.

	1.2	Elect Director Pei-Yuan Chia		For
	1.3	Elect Director Marshall A. Cohen		Withhold
	1.4	Elect Director Willaim S. Cohen		For
	1.5	Elect Director Martin S. Feldstein		Withhold
	1.6	Elect Director Ellen V. Futter		For
	1.7	Elect Director Maurice R. Greenberg		Withhold
	1.8	Elect Director Carla A. Hills		Withhold
	1.9	Elect Director Frank J. Hoenemeyer		Withhold
	1.10	Elect Director Richard C. Holbrooke		For
	1.11	Elect Director Donald P. Kanak		Withhold
	1.12	Elect Director Howard I. Smith		Withhold
	1.13	Elect Director Martin J. Sullivan		Withhold
	1.14	Elect Director Edmund S.W. Tse		Withhold

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.15	Elect Director Frank G. Zarb		For
	2	Approve Executive Incentive Bonus Plan		For	Against		Mgmt

Though the company does link this cash bonus plan to a performance criteria, the plan’s annual individual award limits vastly exceeds our guidelines for executive incentive programs. As such, this plan has the potential to negatively impact shareholder value beyond a reasonable level. Therefore, we do not support this item.

	3	Approve Non-Employee Director Stock Option Plan		For	For		Mgmt
We support this plan. The company’s potential Voting Power Dilution (VPD) for all incentive plans is 4.06%, which meets our guidelines.
	4	Ratify Auditors		For	For		Mgmt
We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.
	5	Report on Political Contributions/Activities		Against	For		ShrHoldr

PVS believes this proposal sends a strong message to the board that increased disclosure is needed for the use of company resources being contributed to political parties, candidates, committees, or politically affiliated entities. Shareholders have the inherent right to know if their capital is being used for social causes beyond the companies day to day operations. Therefore, we will support this item.

	6	Divest from Tobacco Equities		Against	Against		ShrHoldr
Therefore, because of the restrictive format and potential financial impact of this proposal, PVS will not support this proposal.
	7	Link Executive Compensation to Predatory Lending		Against	For		ShrHoldr

In instances where a company’s environmental and financial considerations do not coincide, decisions about how to balance competing priorities are ultimately the responsibility of management. Nevertheless, we believe in principle that responsible lending practices at a company invariably enhance the financial position of a company down the road, as mounting empirical evidence and case studies suggests from business schools around the country. Our support for this resolution is based on the improved public perception of the company, on improved efficiency within a company’s existing operations, protection against legal liability and improved employee morale. All these factors combine to have a positive impact on a company’s bottom-line and thus directly enhance shareholder value.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/04/04 - A	American Standard Companies, Inc. *ASD*		029712106			03/10/04		800
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Steven E. Anderson		For
The director nominees meet our guidelines.
	1.2	Elect Director James F. Hardymon		For
	1.3	Elect Director Ruth Ann Marshall		For
	2	Increase Authorized Common Stock		For	For		Mgmt

As a policy, PVS will not support increases in authorized common shares of this magnitude, unless the company has offered a specific and reasonable purpose for the additional shares. In this case, the company is using the issuance for a three-for-one stock split. We find this reason acceptable, and will support this proposal.

	3	Ratify Auditors		For	Against		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.  We do not support this item. In this instance, the non-auditing consulting fees are more than 25 percent of total fees paid. As such, we will vote against the company’s auditor. We believe the integrity of the auditor’s relationship with the company is compromised when a firm is paid excessive consulting fees on top of those paid for auditing services. This arrangement has the potential to open the auditor process to a wide range of conflicts of interest.

05/13/04 - A	Amgen, Inc. *AMGN*		031162100			03/19/04		16,772
	1	Elect Directors		For	Split		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.1	Elect Director Frank J. Biondi, Jr.		For

The composition of the board does not meet our standard for board and committee independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR the director nominees with the exception of Dr. Gilbert S. Omenn and Jerry D. Choate, from whom we will WITHHOLD votes for lack of a two-thirds majority independent board, and for serving as affiliated outsiders on key board committees.

	1.2	Elect Director Jerry D. Choate		Withhold
	1.3	Elect Director Frank C. Herringer		For
	1.4	Elect Director Gilbert S. Omenn		Withhold
	2	Ratify Auditors		For	Against		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.  We do not support this item. In this instance, the non-auditing consulting fees are more than 25 percent of total fees paid. As such, we will vote against the company’s auditor. We believe the integrity of the auditor’s relationship with the company is compromised when a firm is paid excessive consulting fees on top of those paid for auditing services. This arrangement has the potential to open the auditor process to a wide range of conflicts of interest.

	3	Prepare Glass Ceiling Report		Against	For		ShrHoldr

We encourage the company to improve its disclosure on diversity initiatives and its commitment to equal employment opportunity. We believe this report can be composed and distributed with relatively little cost to the company, and therefore we will support this item.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	4	Expense Stock Options		Against	For		ShrHoldr

In the absence of an accepted methodology with which to value the contingent cost of stock options, companies that have voluntarily expensed stock options have had flexibility in their selection of a specific valuation methodology. Opponents of option expensing argue that options are difficult to value and expensing options could add complexity and decrease transparency in financial reporting. However, given the fact that stock options have become an integral component of compensation, their value cannot be ignored and treated as “no-cost” compensation. We believe that stock options should be expensed along with other forms of compensation. Given that (1) many companies use stock options as a significant component of overall compensation, (2) the exercise of options result in a transfer of shareholder value, and (3) the contingent cost of options reduces earnings, we believe that options should be expensed along with all other forms of compensation to better reflect the company’s true earnings and provide additional discipline against overuse.

05/26/04 - A	Amphenol Corp. *APH*		032095101			03/29/04		6,600
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Andrew E. Lietz		For
We will vote FOR the director nominees with the exception of Martin H. Loeffler, from whom we will WITHHOLD votes for serving as both chairman and CEO.
	1.2	Elect Director Martin H. Loeffler		Withhold
	1.3	Elect Director Michael W. Michelson		For
	2	Ratify Auditors		For	For		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.  We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	3	Increase Authorized Common Stock		For	Against		Mgmt

We do not support this plan. The number of additional authorized common shares sought in this proposal exceeds our guidelines. As a policy, PVS will not support increases in authorized common shares of this magnitude, unless the company has offered a specific and reasonable purpose for the additional shares. In this case, the company has not offered a specific reason for the share increase. Large increases in authorized common stock may be used for anti-takeover devices or to fund undesirable increases in executive stock options without shareholder approval.

	4	Approve Non-Employee Director Stock Option Plan		For	Against		Mgmt

We do not support this plan. The company’s potential Voting Power Dilution (VPD) for all incentive plans is 10.55% which exceeds our guidelines. Proposals that add to a company’s VPD can potentially dilute the voting interests of common shareholders. In addition, the company does not fully expense its stock options. Given their current accounting treatment of not being charged as an expense against earnings, stock options have been the ultimate tax dodge for companies wishing to lavishly compensate employees. Misused stock options can give executives an incentive to inflate their company’s earnings or make irresponsibly optimistic forecasts in order to keep stock prices high and their paychecks gargantuan. Numerous companies have chosen to acknowledge the distortion to reported earnings caused by the non-expensing of options and have elected to expense options going forward. We believe Amphenol Corp. should follow suit, to better reflect the company’s true earnings and provide additional discipline against overuse.

	5	Approve Executive Incentive Bonus Plan		For	Against		Mgmt

Though we commend the company on its effort to link cash bonuses and stock grants with clearly defined performance criteria, the plan’s annual individual award limit exceeds our guidelines for executive incentive programs. As such, this plan has the potential to negatively impact shareholder value beyond a reasonable level. Therefore, we do not support this item.

03/09/04 - A	Analog Devices, Inc. *ADI*		032654105			01/16/04		2,900
	1	Elect Directors		For	Split		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.1	Elect Director Jerald G. Fishman		Withhold

The composition of the board does not meet our standard for board and committee independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR director nominee F. Grant Saviers, but WITHHOLD votes from insider Jerald G. Fishman for lack of a two-thirds majority independent board.

	1.2	Elect Director F. Grant Saviers		For
	2	Increase Authorized Common Stock		For	Against		Mgmt

We do not support this plan. The number of additional authorized common shares sought in this proposal exceeds our guidelines. As a policy, PVS will not support increases in authorized common shares of this magnitude, unless the company has offered a specific and reasonable purpose for the additional shares. In this case, the company has not offered a specific reason for the share increase. Large increases in authorized common stock may be used for anti-takeover devices or to fund undesirable increases in executive stock options without shareholder approval.

	3	Ratify Auditors		For	For		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.  We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.

04/28/04 - A	Anheuser-Busch Companies, Inc. *BUD*		035229103			03/01/04		37,500
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director August A. Busch III		Withhold

The composition of the board does not meet our standard for board and committee independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR the director nominees with the exception of insider August A. Busch III, and affiliated outsider Douglas A. Warner III, from whom we will WITHHOLD votes for lack of a two-thirds majority independent board. We will also WITHHOLD votes from Mr. Warner for serving as an affiliated outsider on the Audit Committee.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.2	Elect Director Carlos Fernandez G.		For
	1.3	Elect Director James R. Jones		For
	1.4	Elect Director Andrew C. Taylor		For
	1.5	Elect Director Douglas A. Warner III		Withhold
	2	Ratify Auditors		For	Against		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely. We do not support this item. In this instance, the non-auditing consulting fees are more than 25 percent of total fees paid. As such, we will vote against the company’s auditor. We believe the integrity of the auditor’s relationship with the company is compromised when a firm is paid excessive consulting fees on top of those paid for auditing services. This arrangement has the potential to open the auditor process to a wide range of conflicts of interest.

05/17/04 - A	Anthem Inc. *ATH*		03674B104			03/19/04		800
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Victor S. Liss		Withhold

We will vote FOR the director nominees with the exception of Audit Committee members George A. Schaefer, Jr. and Victor S. Liss from whom we will WITHHOLD votesfor neglecting to include auditor ratification on the proxy ballot.

	1.2	Elect Director James W. McDowell, Jr.		For
	1.3	Elect Director George A. Schaefer, Jr.		Withhold
	1.4	Elect Director Jackie M. Ward		For

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/28/04 - S	Anthem Inc. *ATH*		03674B104			05/10/04		1,400
	1	Issue Shares in Connection with an Acquisition		For	For		Mgmt

PVS Conclusion: Based on the sensible strategic rationale, the potential cost and revenue synergies to be derived from the proposed combination, the accretive nature of the deal, and the valuation work and marketing process of company’s financial advisor, we believe the merger agreement warrants shareholder support.

	2	Change Company Name		For	For		Mgmt
PVS Conclusion: Because it is unlikely that the name change would have a negative financial impact on the company, PVS will support the proposal.

10/16/03 - A	* Applera Corp *ABI*		038020103			08/27/03		19,400
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Richard H. Ayers		For

We will vote FOR the directors with the exception of Tony White and affiliated outsider Arnold Levine. We will WITHHOLD votes from Mr. White for serving as chairman and CEO and from Mr. Levine for standing on the Compensation and Nominating committees.

	1.2	Elect Director Jean-Luc Belingard		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	1.3	Elect Director Robert H. Hayes		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	1.4	Elect Director Arnold J. Levine		Withhold

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.5	Elect Director William H. Longfield		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	1.6	Elect Director Theodore E. Martin		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	1.7	Elect Director Carolyn W. Slayman		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	1.8	Elect Director Orin R. Smith		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	1.9	Elect Director James R. Tobin		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.10	Elect Director Tony L. White		Withhold

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	2	Ratify Auditors		For	For		Mgmt
We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.

03/24/04 - A	Applied Materials, Inc. *AMAT*		038222105			01/30/04		19,500
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Michael H. Armacost		Withhold

The composition of the board does not meet our standard for board and committee independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR director nominee Steven L. Miller, but WITHHOLD votes from insiders Michael R. Splinter, James C. Morgan and Dan Maydan, and affiliated outsiders Paul R. Low, Philip V. Gerdine. Herbert M. Dwight, Jr. and Michael H. Armacost for lack of a two-thirds majority independent board. We will also WITHHOLD votes from Messrs. Armacost and Gerdine for serving as affiliated outsiders on the Audit and Nominating committees, and from Messrs. Dwight and Low for serving as affiliated outsiders on the Compensation and Nominating committees. In addition, we will WITHHOLD votes from Audit Committee members Deborah A. Coleman, Gerhard H. Parker and Messrs. Armacost and Gerdine for neglecting to include auditor ratification on the ballot.

	1.2	Elect Director Deborah A. Coleman		Withhold
	1.3	Elect Director Herbert M. Dwight, Jr.		Withhold
	1.4	Elect Director Philip V. Gerdine		Withhold
	1.5	Elect Director Paul R. Low		Withhold

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.6	Elect Director Dan Maydan		Withhold
	1.7	Elect Director Steven L. Miller		For
	1.8	Elect Director James C. Morgan		Withhold
	1.9	Elect Director Gerhard H. Parker		Withhold
	1.10	Elect Director Michael R. Splinter		Withhold
	2	Amend Omnibus Stock Plan		For	Against		Mgmt

We do not support this plan. The company’s potential Voting Power Dilution (VPD) for all incentive plans is 19.06% which exceeds our guidelines. Proposals that add to a company’s VPD can potentially dilute the voting interests of common shareholders. In addition, the company does not fully expense its stock options. Given their current accounting treatment of not being charged as an expense against earnings, stock options have been the ultimate tax dodge for companies wishing to lavishly compensate employees. Misused stock options can give executives an incentive to inflate their company’s earnings or make irresponsibly optimistic forecasts in order to keep stock prices high and their paychecks gargantuan. Numerous companies have chosen to acknowledge the distortion to reported earnings caused by the non-expensing of options and have elected to expense options going forward. We believe Applied Materials, Inc. should follow suit, in accordance with our guidelines.

11/06/03 - A	* Archer-Daniels-Midland Company *ADM*		039483102			09/12/03		36,230
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director G. Allen Andreas		Withhold

We will vote FOR the directors with the exception of G. Allen Andreas and Audit Committee members D.J. Mimran, Mollie Hale Carter, and Roger Joslin. We will WITHHOLD votes from Mr. Andreas for serving as chairman and CEO and from Audit Committee members Mimran, Carter, and Joslin due to excessive non-audit fees coupled with the company’s failure to place the auditor up for ratification.

	1.2	Elect Director Mollie Hale Carter		Withhold

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.3	Elect Director Roger S. Joslin		Withhold

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	1.4	Elect Director D.J. Mimran		Withhold

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	1.5	Elect Director Patrick J. Moore		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	1.6	Elect Director M. Brian Mulroney		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	1.7	Elect Director J. K. Vanier		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.8	Elect Director O. G. Webb		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	1.9	Elect Director Kelvin R. Westbrook		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

06/15/04 - A	Arden Group, Inc. *ARDNA*		039762109			04/26/04		600
	1	Elect Directors		For	Withhold		Mgmt
	1.1	Elect Director Kenneth A. Goldman		Withhold

The composition of the board does not meet our standard for board and committee independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from Kenneth A. Goldman for lack of a two-thirds majority independent board, and for serving as an affiliated outsider on the Nominating Committee.

	2	Ratify Auditors		For	For		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.  We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/19/04 - A	AT&T Corp. *T*		001957505			03/25/04		16,225
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Directors William F. Aldinger		For

We will vote FOR the director nominees with the exception of David W. Dorman, from whom we will WITHHOLD votes for serving as both chairman and CEO. We will also WITHHOLD votes from Donald F. McHenry and M. Kathryn Eickhoff for serving as affiliated outsiders on key board committees.

	1.2	Elect Directors Kenneth T. Derr		For
	1.3	Elect Directors David W. Dorman		Withhold
	1.4	Elect Directors M. Kathryn Eickhoff		Withhold
	1.5	Elect Directors Herbet L. Henkel		For
	1.6	Elect Directors Frank C. Herringer		For
	1.7	Elect Directors Shirley Ann Jackson		For
	1.8	Elect Directors Jon C. Madonna		For
	1.9	Elect Directors Donald F. McHenry		Withhold
	1.10	Elect Directors Tony L. White		For
	2	Ratify Auditors		For	Against		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely. We do not support this item. In this instance, the non-auditing consulting fees are more than 25 percent of total fees paid. As such, we will vote against the company’s auditor. We believe the integrity of the auditor’s relationship with the company is compromised when a firm is paid excessive consulting fees on top of those paid for auditing services. This arrangement has the potential to open the auditor process to a wide range of conflicts of interest.

	3	Approve Omnibus Stock Plan		For	Against		Mgmt

We do not support this plan. The company’s potential Voting Power Dilution (VPD) for all incentive plans is 16.57% which exceeds our guidelines. Proposals that add to a company’s VPD can potentially dilute the voting interests of common shareholders.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	4	Establish Term Limits for Directors		Against	Against		ShrHoldr

We do not support the arbitrary use of mandatory term limits for directors. Under an effective corporate governance system, shareholders have the right to express their preferences each year by voting on directors at the annual meeting. Thus, shareholders can remove or reelect directors as they see fit.

	5	Submit Shareholder Rights Plan (Poison Pill) to Shareholder Vote		Against	For		ShrHoldr
Because poison pills greatly alter the balance of power between shareholders and management, shareholders should be allowed to make their own evaluation of such plans.
	6	Separate Chairman and CEO Positions		Against	For		ShrHoldr

Two major components at the top of every public company are the running of the board and the executive responsibility for the running of the company’s business. Without doubt, there should be a clear division of responsibilities at the head of the company that will ensure a balance of power and authority, such that no one individual has unfettered powers of decision. When there is no clear division between the executive and board branches of a company, poor executive and/or board actions often go unchecked to the ultimate detriment of shareholders. We support this proposal to separate the chairman and CEO and to provide that only independent directors may become chairman.

	7	Report on Executive Compensation		Against	For		ShrHoldr

PVS generally supports shareholder requests calling for better disclosure of executive compensation. Reviewing the company’s proxy materials, we note that each of the five highest paid executives all made more than $1 million in total compensation in each of the last two years. This proposal will provide greater transparency for shareholders on the company’s executive compensation policies and should benefit long-term shareholder value by addressing fairness for pay issues. We support this resolution.

05/19/04 - A	AT&T Wireless Services, Inc. *AWE*		00209A106			03/22/04		85,990
	1	Approve Merger Agreement		For	For		Mgmt

PVS Conclusion: Based on the significant market premium, the valuation work done by the company’s financial advisor, and the recent deterioration of the company’s competitive position, we believe the merger agreement warrants shareholder support.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	2	Elect Directors		For	Split		Mgmt
	2.1	Elect Director Nobuharu Ono		For
We will vote FOR the company director nominees with the exception of John D. Zeglis, from whom we will WITHHOLD votes for serving as both Chairman and CEO.
	2.2	Elect Director Carolyn M. Ticknor		For
	2.3	Elect Director John D. Zeglis		Withhold
	3	Ratify Auditors		For	Against		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.  We do not support this item. In this instance, the non-auditing consulting fees are more than 25 percent of total fees paid. As such, we will vote against the company’s auditor. We believe the integrity of the auditor’s relationship with the company is compromised when a firm is paid excessive consulting fees on top of those paid for auditing services. This arrangement has the potential to open the auditor process to a wide range of conflicts of interest.

	4	Limit Executive Compensation		Against	For		ShrHoldr

PVS Conclusion: Given the exponential rise of executive salaries over the past decade and excessive dilution levels, we support shareholder proposals calling for substantial reform in this area, particularly with regard to overly excessive executive pay. We believe this proposal is worthwhile and sends a clear message on the importance of fair pay clearly linked to performance.

	5	Prohibit Awards to Executives		Against	Against		ShrHoldr

PVS Conclusion: Although we agree with the rationale behind the proponent’s argument, we believe this proposal is too restrictive, as it would prohibit the executives from being remunerated with stock options and severance payments regardless of the company’s performance. Therefore, we cannot support this item.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	6	Require Affirmative Vote of a Majority of the Shares to Elect Directors		Against	For		ShrHoldr

PVS Conclusion: We consider the election of board directors one of the hallmark activities of a company’s corporate governance structure. Investors with a financial stake in the long-term financial health of the company should expect management to undertake steps that will ensure improved transparency, access and choice regarding which individuals will become responsible for making fundamental strategic decisions. This would be a radical departure from the current system of a limited democracy of management’s candidates, under which shareholders are given no practical choice in choosing directors. Although the SEC’s proposed new rule regarding open access is expected to be finalized in 2004, the requests set forth in this proposal are clear and realistic for management to pursue. As such PVS will support this proposal.

04/29/04 - A	Axcelis Technologies Inc *ACLS*		054540109			03/08/04		29,400
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Gary L. Tooker		For

The composition of the board does not meet our standard for board and committee independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR the director nominees with the exception of Alexander M. Cutler, from whom we will WITHHOLD votes for lack of a two-thirds majority independent board, and for serving as an affiliated outsider on a key board committee.

	1.2	Elect Director Patrick H. Nettles		For
	1.3	Elect Director Alexander M. Cutler		Withhold
	2	Ratify Auditors		For	Against		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely. We do not support this item. In this instance, the non-auditing consulting fees are more than 25 percent of total fees paid. As such, we will vote against the company’s auditor. We believe the integrity of the auditor’s relationship with the company is compromised when a firm is paid excessive consulting fees on top of those paid for auditing services. This arrangement has the potential to open the auditor process to a wide range of conflicts of interest.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/28/04 - A	Baker Hughes Incorporated *BHI*		057224107			03/03/04		6,200
	1	Elect Directors		For	Withhold		Mgmt
	1.1	Elect Director Edward P. Djerejian		Withhold
We will WITHHOLD votes from all director nominees for failure to implement the majority supported board declassification shareholder proposal.
	1.2	Elect Director H. John Riley, Jr.		Withhold
	1.3	Elect Director Charles L. Watson		Withhold
	2	Ratify Auditors		For	For		Mgmt
We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.
	3	Declassify the Board of Directors		Against	For		ShrHoldr

PVS supports shareholder proposals calling for the repeal of a company’s classified board structure and for the annual election of all directors under a single slate. The ability to elect directors is the single most important use of the shareholder franchise, and we firmly believe all directors should be accountable on an annual basis. A classified board can entrench management and effectively preclude most takeover bids or proxy contests. Board classification forces dissidents and would-be acquirers to negotiate with the incumbent board, which has the authority to decide on offers without a shareholder vote. Managers generally believe that staggered boards provide continuity, but empirical evidence has suggested that such a structure is not in shareholders’ best interests from a financial perspective. We, therefore, support the declassification of a company’s board. PVS also notes that this proposal has recieved majority vote for the past four years, however, the board has yet to implement the proposal. We will additionally withhold votes from all director nominees who have served on the board during the past four years.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	4	Submit Shareholder Rights Plan (Poison Pill) to Shareholder Vote		Against	Against		ShrHoldr

Baker Hughes does not have a rights plan. On January 27, 2004, the governance committee approved to the full board of directors, the adoption of a policy that required any future poison pill plans to be ratified by shareholders either at the time of adoption or, if advised by a committee of independent directors, within a year of adoption or else the pill will then expire. On March 3, 2004, the full board approved the adoption of this policy. PVS believes that such a policy strikes an appropriate balance between the board’s exercise of its fiduciary duty and the rights of shareholders to ensure that a future pill is not used in an abusive fashion. PVS generally supports shareholder proposals that seek to submit poison pills to shareholder vote, however, the board has already implemented a policy that sufficiently addresses the requests of this proposal, as such PVS will not support this proposal.

03/17/04 - S	Bank of America Corp. *BAC*		060505104			01/26/04		23,700
	1	Approve Merger Agreement		For	For		Mgmt

Conclusion BAC’s shareholders will own 72 percent of the combined company, and maintain the CEO position and control of the board (63 percent), somewhat below BAC’s contribution to earnings and equity. By integrating Fleet’s concentrated presence in the wealthy New England markets, the combined company will achieve an enhanced footprint with leading market presence in 21 of the 29 states. However, one of the main concerns is the price of such enhanced footprint. While the premium is above the median one-day premium of 15.55 percent for large bank mergers, other metrics such as P/E and P/B place the deal value below or in line with median multiples. As our analysis of the costs savings indicates, in the worst case scenario, Fleet shareholders receive the full benefits of the cost savings, while BAC shareholders only have the potential upside from revenue synergies. In a more favorable scenario, factoring in BAC’s unique acquisition track record and its success in cost cutting, BAC’s shareholders would also be able to realize some value derived from the cost savings. In aggregate, the deal positions BAC as the top three bank, improving its competitive position as a large, diversified bank with improved prospects for profitability driven by scale. In addition, BAC has publicly announced a commitment to not only maintain current employment levels at both banks, but it is their intention to grow the combined workforce at a rate equal to the growth of employment currently at BAC. Given the strategic benefits of the transaction, the high likelihood of realizing the cost savings and the possibility of additional revenue opportunities, we will vote in favor of the transaction.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	2	Amend Omnibus Stock Plan		For	Against		Mgmt

We do not support this plan. The company’s potential Voting Power Dilution (VPD) for all incentive plans is 11.12% which exceeds our guidelines. Proposals that add to a company’s VPD can potentially dilute the voting interests of common shareholders.

	3	Increase Authorized Common Stock		For	For		Mgmt
The number of additional authorized common shares sought in this proposal meets our guidelines.
	4	Adjourn Meeting		For	Against		Mgmt
Once their votes have been cast, there is no justification for spending more money to continue pressing shareholders for more votes. We do not support this request.

05/26/04 - A	Bank of America Corp. *BAC*		060505104			04/07/04		30,394
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director William Barnet, III		For

The composition of the board does not meet our standard for board and committee independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR the director nominees with the exception of insiders Eugene M. McQuade, Kenneth D. Lewis and James H. Hance, Jr., and affiliated outsiders Meredith R. Spangler, Charles K. Gifford, Paul Fulton and Charles W. Coker, from whom we will WITHHOLD votes for lack of a two-thirds majority independent board. We will also WITHHOLD votes from Messrs. Coker, Fulton and Spangler for serving as affiliated outsiders on key board committees.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.2	Elect Director Charles W. Coker		Withhold
	1.3	Elect Director John T. Collins		For
	1.4	Elect Director Gary L. Countryman		For
	1.5	Elect Director Paul Fulton		Withhold
	1.6	Elect Director Charles K. Gifford		Withhold
	1.7	Elect Director Donald E. Guinn		For
	1.8	Elect Director James H. Hance, Jr.		Withhold
	1.9	Elect Director Kenneth D. Lewis		Withhold
	1.10	Elect Director Walter E. Massey		For
	1.11	Elect Director Thomas J. May		For
	1.12	Elect Director C. Steven McMillan		For
	1.13	Elect Director Eugene M. McQuade		Withhold
	1.14	Elect Director Patricia E. Mitchell		For
	1.15	Elect Director Edward L. Romero		For
	1.16	Elect Director Thomas M. Ryan		For
	1.17	Elect Director O. Temple Sloan, Jr.		For
	1.18	Elect Director Meredith R. Spangler		Withhold
	1.19	Elect Director Jackie M. Ward		For
	2	Ratify Auditors		For	Against		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely. We do not support this item. In this instance, the non-auditing consulting fees are more than 25 percent of total fees paid. As such, we will vote against the company’s auditor. We believe the integrity of the auditor’s relationship with the company is compromised when a firm is paid excessive consulting fees on top of those paid for auditing services. This arrangement has the potential to open the auditor process to a wide range of conflicts of interest.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	3	Change Date of Annual Meeting		Against	Against		ShrHoldr

Changing the date of the annual meeting could allow more shareholders to attend, but there is no way to determine for sure whether attendance would actually increase. There is no compelling reason to change the date of the meeting.

	4	Adopt Nomination Procedures for the Board		Against	For		ShrHoldr

We consider the election of board directors one of the hallmark activities of a company’s corporate governance structure. Investors with a financial stake in the long-term financial health of the company should expect management to undertake steps that will ensure improved transparency, access and choice regarding which individuals will become responsible for making fundamental strategic decisions. This would be a radical departure from the current system of a limited democracy of management’s candidates, under which shareholders are given no practical choice in choosing directors The requests set forth in this proposal are clear and realistic for management to pursue. We support this resolution.

	5	Charitable Contributions		Against	Against		ShrHoldr

PVS generally believes that charitable contributions are beneficial to the company when they are donated in good faith and in the absence of gross negligence or self-dealing of management. These contributions assist in worthwhile causes and can help generate goodwill within the community. Bank of America has long had a reputation of contributing to causes that management believes are beneficial to the general public and in the best interests of the company. Therefore, lacking evidence to the contrary, we believe that continuing these charitable contributions is in the best interests of the company. As such, we will not support this proposal.

	6	Establish Independent Committee to Review Mutual Fund Policy		Against	For		ShrHoldr

Bank of America has therefore in large part conformed with the AFL-CIO requests. With the restructuring, Nations Fund Trustees should provide the necessary oversight of mutual fund activities. That said, additional and regular disclosure to shareholders would provide some transparency that was sorely lacking prior to the outbreak of the mutual fund scandal. PVS believes that given the recent efforts by Bank of America to regulate their mutual fund trading practices, the information required by the AFL-CIO should be readily available, and easily gathered into a report without substantial costs. Therefore, PVS will support this proposal for increased transparency.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	7	Adopt Standards Regarding Privacy and Information Security		Against	For		ShrHoldr

In this case we note that Bank of America does outsource some service and technical positions to foreign markets where the company has determined that cost savings would ultimately benefit the company and increase shareholder value. We note that several of the company’s peers and competitors have outsourced similar jobs. The security and confidentiality of the customer’s personal information is paramount to the success of the company, and providing this report will instill greater confidence to the customers and shareholders of Bank of America. We believe that the benefits of increased transparency, as a result of disclosing the findings of a thorough evaluation of the level of security currently in place overseas, far outweighs the costs of preparing the requested report. As such, we will support this proposal.

05/25/04 - A	Bank One Corp.		06423A103			04/02/04		14,800
	1	Approve Merger Agreement		For	For		Mgmt

Conclusion: Bank One shareholders will own approximately 42 percent of the company and management control will shift to Mr. Dimon on the second anniversary of the merger close. The board composition will be split equally. J.P. Morgan determined that board participation at this level for Bank One was a condition to the deal. Bank One shareholders may have given up a low premium in exchange for the board representation and management succession with Mr. Dimon. However, considering Bank One’s equity ownership in the combined entity relative to its contribution to earnings along with the strategic importance of the deal to both firms and the potential cost savings, the tradeoff appears balanced. In aggregate, the deal presents a compelling case for both J.P. Morgan and Bank One shareholders due to the strategic benefits of the transactions, improved competitive position, cost synergies and the possibility of additional revenue opportunities. We will vote in favor of the transaction.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	2	Elect Directors		For	Split		Mgmt
	2.1	Elect Director John H. Bryan		Withhold

The composition of the board does not meet our standard for board and committee independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR the director nominees with the exception of Frederick P. Stratton, Jr., Richard A. Manoogian, Laban P. Jackson, Jr., Maureen A. Fay, James S. Crown and John H. Bryan, from whom we will WITHHOLD votes for lack of a two-thirds majority independent board. We will also WITHHOLD votes from Messrs. Stratton, Bryan and Jackson for serving as affiliated outsiders on the Audit Committee, from Messrs. Crown, Fay and Manoogian for serving as affiliated outsiders on the Compensation Committee, and from Mr. Bryan for serving as an affiliated outsider on the Nominating Committee. In addition, we will WITHHOLD votes from James Dimon for serving as both chairman and CEO.

	2.2	Elect Director Stephen B. Burke		For
	2.3	Elect Director James S. Crown		Withhold
	2.4	Elect Director James Dimon		Withhold
	2.5	Elect Director Maureen A. Fay		Withhold
	2.6	Elect Director Laban P. Jackson, Jr.		Withhold
	2.7	Elect Director John W. Kessler		For
	2.8	Elect Director Robert I. Lipp		For
	2.9	Elect Director Richard A. Manoogian		Withhold
	2.10	Elect Director David C. Novak		For
	2.11	Elect Director John W. Rogers, Jr.		For
	2.12	Elect Director Frederick P. Stratton, Jr.		Withhold
	3	Ratify Auditors		For	For		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.  We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/04/04 - A	Baxter International Inc. *BAX*		071813109			03/05/04		25,800
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director John D. Forsyth		For
The director nominees meet our guidelines.
	1.2	Elect Director Gail D. Fosler		For
	1.3	Elect Director Carole J. Uhrich		For
	2	Ratify Auditors		For	Against		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.  We do not support this item. In this instance, the non-auditing consulting fees are more than 25 percent of total fees paid. As such, we will vote against the company’s auditor. We believe the integrity of the auditor’s relationship with the company is compromised when a firm is paid excessive consulting fees on top of those paid for auditing services. This arrangement has the potential to open the auditor process to a wide range of conflicts of interest.

	3	Provide for Cumulative Voting		Against	For		ShrHoldr

PVS believes that cumulative voting is an important tool in the protection of shareholders’ rights. Cumulative voting permits shareholders to apportion the total number of votes they have in any way they wish among board candidates. This voting right ensures that the will of minority shareholders is supported because it enables them to elect one or more candidates who will represent their specific interests. This has the benefit of enhancing overall board diversity and representation for all shareholders.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/27/04 - A	BB&T Corporation *BBT*		054937107			03/08/04		3,700
	1	Amend Articles		For	For		Mgmt
PVS will vote FOR this bundled proposal which is overall favorable to shareholders.
	2	Amend Bylaws		For	Against		Mgmt

We recognize that the board declassification, which we support, will only be implemented if both Items 1 and 2 are approved. However, the proposed third and fourth amendments to the bylaws may result in board entrenchment and effectively decrease shareholder rights by enabling the board to amend bylaws without shareholder vote and potentially adjust the size of the board in a takeover situation. Therefore, we believe the potential negative impact of the proposed third and fourth amendments to the bylaws outweighs the benefits of an annual board and the increased accountability of directors. As such, we will vote against this bundled proposal.

	3	Elect Directors		For	Split		Mgmt
	3.1	Elect Director John A. Allison Iv		Withhold

The composition of the board does not meet our standard for board and committee independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR the director nominees with the exception of Albert F. Zettlemoyer, Holmes Morrison, Barry J. Fitzpatrick, Ronald E. Deal and John A. Allison IV, from whom we will WITHHOLD votes for lack of a two-thirds majority independent board. We will also WITHHOLD votes from Albert F. Zettlemoyer and Ronald E. Deal for serving as affiliated outsiders on key board committees, and from Mr. Allison for serving as both Chairman and CEO.

	3.2	Elect Director Ronald E. Deal		Withhold
	3.3	Elect Director Tom D. Efird		For
	3.4	Elect Director Albert O. Mccauley		For
	3.5	Elect Director Barry J. Fitzpatrick		Withhold
	3.6	Elect Director J. Holmes Morrison		Withhold
	3.7	Elect Director Jennifer S. Banner		For
	3.8	Elect Director Albert F. Zettlemoyer		Withhold

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	4	Approve Omnibus Stock Plan		For	Against		Mgmt

We do not support this plan. Although the potential Voting Power Dilution (VPD) for all incentive plans of 8.57% meets our guidelines, the company does not fully expense its stock options. Given their current accounting treatment of not being charged as an expense against earnings, stock options have been the ultimate tax dodge for companies wishing to lavishly compensate employees. Misused stock options can give executives an incentive to inflate their company’s earnings or make irresponsibly optimistic forecasts in order to keep stock prices high and their paychecks gargantuan. Numerous companies have chosen to acknowledge the distortion to reported earnings caused by the non-expensing of options and have elected to expense options going forward. We believe BB&T Corporation should follow suit, to better reflect the company’s true earnings and provide additional discipline against overuse.

	5	Ratify Auditors		For	For		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.  We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.

	6	Review Executive Compensation Policy		Against	For		ShrHoldr

We recognize the board’s efforts to retain Mercer to evaluate its executive compensation practices. However, while not exclusively, stock returns are an important measure of performance which is not currently used by BB&T. The company’s stock has underperformed its peers over one- and three-year periods, which supports the argument that stock returns should be incorporated as a performance criteria. Therefore, we will support this proposal.

04/26/04 - A	Bellsouth Corp. *BLS*		079860102			03/08/04		18,000
	1	Elect Directors		For	Split		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.1	Elect Director James H. Blanchard		Withhold

The composition of the board does not meet our standard for board and committee independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR director nominee Leo F. Mullin but WITHHOLD votes from affiliated outsiders Armando M. Codina and James H. Blanchard for lack of a two-thirds majority independent board.

	1.2	Elect Director Armando M. Codina		Withhold
	1.3	Elect Director Leo F. Mullin		For
	2	Ratify Auditors		For	For		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.  We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.

	3	Declassify the Board of Directors		For	For		Mgmt
PVS commends management for submitting this proposal, which demonstrates a commitment to shareholders’ interests.
	4	Approve Omnibus Stock Plan		For	For		Mgmt
We support this plan. The company’s potential Voting Power Dilution (VPD) for all incentive plans is 9.35%, which meets our guidelines.
	5	Limit Executive Compensation		Against	For		ShrHoldr

Given the exponential rise of executive salaries over the past decade and excessive dilution levels, we support shareholder proposals calling for substantial reform in this area, particularly with regard to overly excessive executive pay especially when untied to performance. PVS feels the features endorsed by this proposal, such as granting restricted stock based on achievement of performance criteria, disclosure of actual hurdle rates for the performance criteria and a vesting requirement of at least three years, encourage strong linkage between the company’s performance and compensation at the senior executive level. By establishing minimum vesting provisions, shareholders are assured that executives who received stock grants are retained in the company and are committed to maximize stock returns over the long-term. We strongly favor the use of award vehicles whose grant or vesting is directly tied to the attainment of rigorous performance goals, which should be disclosed to shareholders. We believe this proposal is worthwhile and sends a clear message on the importance of fair pay clearly linked to performance.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	6	Limit Executive Compensation		Against	For		ShrHoldr

Given the exponential rise of executive salaries over the past decade and excessive dilution levels, we support shareholder proposals calling for substantial reform in this area, particularly with regard to overly excessive executive pay especially when untied to performance. As stated in PVS’ analysis of proposal 5 above, we strongly favor the use of performance-based pay and believe there should be strong linkage between compensation and performance at the senior executive level. We believe this proposal is worthwhile and sends a clear message on the importance of fair pay clearly linked to performance.

	7	Report on Political Contributions/Activities		Against	For		ShrHoldr

PVS believes this proposal sends a strong message to the board that increased disclosure is needed for the use of company resources being contributed to political parties, candidates, committees, or politically affiliated entities. Shareholders have the inherent right to know if their capital is being used for social causes beyond the companies day to day operations. Therefore, we will support this item.

06/24/04 - A	Best Buy Co., Inc. *BBY*		086516101			04/26/04		4,350
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Bradbury H. Anderson		Withhold

The composition of the board does not meet our standard for board and committee independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR the director nominees with the exception of James C. Wetherbe, Ph.D., Frank D. Trestman, Allen U. Lenzmeier and Bradbury H. Anderson, from whom we will WITHHOLD votes for lack of a two-thirds majority independent board. We will also WITHHOLD votes from Frank D. Trestman and James C. Wetherbe, Ph.D. for serving as affiliated outsiders on key board committees.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.2	Elect Director K.J. Higgins Victor		For
	1.3	Elect Director Allen U. Lenzmeier		Withhold
	1.4	Elect Director Frank D. Trestman		Withhold
	1.5	Elect Director James C. Wetherbe		Withhold
	1.6	Elect Director Ronald James		For
	1.7	Elect Director Matthew H. Paull		For
	1.8	Elect Director Mary A. Tolan		For
	2	Ratify Auditors		For	For		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.  We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.

	3	Approve Omnibus Stock Plan		For	Against		Mgmt

We do not support this plan. The company’s potential Voting Power Dilution (VPD) for all incentive plans is 12.91% which exceeds our guidelines. Proposals that add to a company’s VPD can potentially dilute the voting interests of common shareholders. In addition, the company does not fully expense its stock options. Given their current accounting treatment of not being charged as an expense against earnings, stock options have been the ultimate tax dodge for companies wishing to lavishly compensate employees. Misused stock options can give executives perverse incentives to inflate their company’s earnings or make irresponsibly optimistic forecasts in order to keep stock prices high and their paychecks gargantuan. Numerous companies have chosen to acknowledge the distortion to reported earnings caused by the non-expensing of options and have elected to expense options going forward. We believe Best Buy Co., Inc. should follow suit, to better reflect the company’s true earnings and provide additional discipline against overuse.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/16/04 - A	BIOGEN IDEC INC *BIIB*		09062X103			04/20/04		3,100
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Alan Belzer		For
The director nominees meet our guidelines.
	1.2	Elect Director Mary L. Good		For
	1.3	Elect Director James C. Mullen		For
	1.4	Elect Director Bruce R. Ross		For
	2	Ratify Auditors		For	For		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.  We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.

08/21/03 - A	* BMC Software, Inc. *BMC*		055921100			07/03/03		1,700
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director B. Garland Cupp		For
The director nominees meet our guidelines.
	1.2	Elect Director Robert E. Beauchamp		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	1.3	Elect Director Jon E. Barfield		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.4	Elect Director John W. Barter		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	1.5	Elect Director Meldon K. Gafner		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	1.6	Elect Director L.W. Gray		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	1.7	Elect Director Kathleen A. O’Neil		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	1.8	Elect Director George F. Raymond		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	1.9	Elect Director Tom C. Tinsley		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	2	Ratify Auditors		For	For		Mgmt
We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.

10/06/03 - S	* Boston Scientific Corp. *BSX*		101137107			08/27/03		4,300
	1	Increase Authorized Common Stock		For	For		Mgmt

While the number of additional authorized common shares sought in this proposal exceeds our guidelines, this increase is sought for a specific purpose, that of effecting a two-for-one stock split. As a policy, PVS will not support increases in authorized common shares of this magnitude, unless the company has offered a specific and reasonable purpose for the additional shares. In this case, we believe this is a reasonable request.

05/11/04 - A	Boston Scientific Corp. *BSX*		101137107			03/19/04		8,600
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Ursula M. Burns		For

The composition of the board does not meet our standard for board and committee independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR the director nominees with the exception of N.J. Nicholas, Jr., from whom we will WITHHOLD votes for lack of a two-thirds majority independent board.

	1.2	Elect Director Marye Anne Fox		For
	1.3	Elect Director N.J. Nicholas, Jr.		Withhold
	1.4	Elect Director John E. Pepper		For
	2	Ratify Auditors		For	Against		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.  We do not support this item. In this instance, the non-auditing consulting fees are more than 25 percent of total fees paid. As such, we will vote against the company’s auditor. We believe the integrity of the auditor’s relationship with the company is compromised when a firm is paid excessive consulting fees on top of those paid for auditing services. This arrangement has the potential to open the auditor process to a wide range of conflicts of interest.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/15/04 - A	BP PLC (Form. Bp Amoco Plc)		055622104			02/23/04		10,668
Meeting for Holders of ADRs
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Lord Browne		For

The composition of the board does not meet our standard for board and committee independence. Establishing a board in which at least half of the members (excluding the chairman) are independent directors is a direct way to assure that shareholder interests will be properly represented. We will vote AGAINST the company’s Senior Independent Director, Sir Ian Prosser, for failure to establish a board in which independent NEDs make up at least half of the board and for allowing a non-independent NED, Michael Miles, to serve on the Audit Committee which Sir Prosser chairs.

	1.2	Elect Director Dr B E Grote		For
	1.3	Elect Director Mr H M P Miles		For
	1.4	Elect Director Sir Robin Nicholson		For
	1.5	Elect Director Mr R L Olver		For
	1.6	Elect Director Sir Ian Prosser		Against
	2	TO ELECT MR A BURGMANS AS A DIRECTOR		For	For		Mgmt
	3	Ratify Auditors		For	For		Mgmt

Although non-audit fees are more than 20 percent of the Audit fees, we believe that the Audit Committee has established procedures to mitigate potentially excessive disbursements of non-audit fees. The Audit Committee has in place pre-approval policies and procedures for the engagement of Ernst & Young to render audit and certain assurance and tax services. Ernst & Young is engaged for these services when its expertise and experience of BP is important. Tax services were awarded either through a full competitive tender process or following an assessment of the expertise of Ernst & Young relative to that of other potential service providers. These services are for a fixed term. On this basis, we will support this item.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	4	TO AMEND THE ARTICLES OF ASSOCIATION OF THE COMPANY		For	For		Mgmt

We support these changes. The requirement for directors to stand for re-election on an annual basis will ensure that shareholders have a regular opportunity to express their views in relation to each individual’s position on the Board, maximising directors’ accountability to shareholders.

	5	TO GIVE AUTHORITY TO ALLOT SHARES UP TO A SPECIFIED AMOUNT		For	For		Mgmt
The proposed amount is within the recommended limit of the NAPF as well as our guidelines, which allow for issuances with preemptive rights of up to 50 percent of issued share capital.
	6	SPECIAL RESOLUTION: TO GIVE AUTHORITY TO ALLOT A LIMITED NUMBER OF SHARES FOR CASH WITHOUT MAKING AN OFFER TO SHAREHOLDERS		For	For		Mgmt
The proposed amount is within the recommended limit of the NAPF as well as our guidelines, which allow for issuances without preemptive rights of up to 10 percent of issued share capital.
	7	SPECIAL RESOLUTION: TO GIVE LIMITED AUTHORITY FOR THE PURCHASE OF ITS OWN SHARES BY THE COMPANY		For	For		Mgmt

Some shareholders object to corporations repurchasing shares. They prefer to see extra cash invested in new businesses or paid out as dividends. We believe that when timed correctly, corporate stock repurchases are a legitimate use of corporate funds and can add to long-term shareholder returns. For this reason, we will vote in favor of the board’s proposal.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	8	TO AUTHORISE THE USE OF TREASURY SHARES FOR EMPLOYEE SHARE SCHEMES		For	For		Mgmt
As the Company has made this commitment, we support this request.
	9	TO APPROVE THE DIRECTORS REMUNERATION REPORT		For	For		Mgmt

The Executive Directors’ Incentive Plan is complex and includes some unusual features. On the positive side, the length of time between the grant and release of awards under the share element of the plan is, at six years, truly long-term. In addition, the plan operates alongside one of the most challenging shareholding requirements in the UK market. A less attractive feature of the plan is its complexity - the variety of performance conditions and the use of performance units do not lend to a plan which is easily understandable to outsiders. Furthermore, we highlight that despite finishing sixth out of six in relation to SHRAM performance between 2001-03, the way the plan operates resulted in not insignificant awards vesting to participants. The share option element, which measures performance prior to grant, is unusual for a UK-listed company although we take into account BP’s global status. We welcome the forthcoming review of long-term incentives and will review and evaluate the Remuneration Committee’s deliberations. On a separate issue, the remuneration report includes a lengthy section on NEDs’ remuneration. Included within this section is a note that NEDs are encouraged to establish a holding in BP shares broadly related to one year’s base fee.

	10	TO DETERMINE THE LIMIT FOR THE AGGREGATE REMUNERATION OF THE NON-EXECUTIVE DIRECTORS		For	For		Mgmt

The size of the increase and the new limit are high compared to practice in other UK companies. Nevertheless, we support the Company’s arguments for raising the limit in light of BP’s size, the complexity of its operations and the forthcoming Board renewal process.

	11	TO RECEIVE THE DIRECTORS ANNUAL REPORT AND THE ACCOUNTS		For	For		Mgmt
We support this routine item.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	12	SPECIAL SHAREHOLDER RESOLUTION: TO INSTRUCT THE COMPANY TO PREPARE A REPORT MAKING CERTAIN DISCLOSURES ON MATTERS OF CONTROL AND RISK IN PROTECTED AND SENSITIVE AREAS		Against	For		ShrHoldr

We believe that a company’s reporting of its current environmental policies as well as full disclosure of the recent environmental impact and potential risks stemming from its operations represents sound business practices. We contend that shareholders should vote with proponents calling for a report on environmental practices because it makes good sense from an investor point of view in the near and long-term. Our support is based on the improved public perception of the company, on improved efficiency within a company’s existing operations and improved employee morale. All these factors combine to have a positive impact on a company’s bottom-line and thus directly enhance shareholder value. Furthermore, given the efforts and expense that the company has expended in rebranding itself as an environmentally friendly energy company, we believe it is imperative for the company to fully manage the environmental risks of its operations. Operations that impact sensitive areas such as ANWR, present a higher level of risk to the company’s corporate image as shown by the controversies resulting from the criminal citation issued against BP for its activities in Alaska in 1999. Information on how the company manages, analyzes, and controls these risks, is of extreme importance to shareholders in order for them to fully identify the risks associated with their investment. Finally, since the company already has done some reporting and research on the issues raised by this resolution, we do not believe that the report requested would be expensive or an unduly burdensome endeavor.

05/04/04 - A	Bristol-Myers Squibb Co. *BMY*		110122108			03/08/04		17,700
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Peter R. Dolan		Withhold

The composition of the board does not meet our standard for board and committee independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR Leif Johansson but WITHHOLD votes from insider Peter R. Dolan and affiliated outsider Louis V. Gerstner, Jr. for lack of a two-thirds majority independent board. We will also WITHHOLD votes from Mr. Gerstner for standing as an affiliated outsider on the Nominating Committee and from Mr. Dolan for serving as both chairman and CEO.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.2	Elect Director Louis V. Gerstner, Jr.		Withhold
	1.3	Elect Director Leif Johansson		For
	2	Ratify Auditors		For	Against		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.  We do not support this item. In this instance, the non-auditing consulting fees are more than 25 percent of total fees paid. As such, we will vote against the company’s auditor. We believe the integrity of the auditor’s relationship with the company is compromised when a firm is paid excessive consulting fees on top of those paid for auditing services. This arrangement has the potential to open the auditor process to a wide range of conflicts of interest.

	3	Report on Political Contributions/Activities		Against	Against		ShrHoldr

While PVS usually supports shareholder proposals that seek to improve corporate disclosure and accountability to shareholders, we believe the company’s existing policies are stringent enough to ensure political nonpartisanship. Furthermore, this proposal would require the company to incur unnecessary costs to prepare and publish in various newspapers a detailed report of information that already is publicly available. We do not support this proposal.

	4	Cease Political Contributions/Activities		Against	Against		ShrHoldr

While we agree with the spirit of the proposal, we cannot support a complete ban on political contributions as it is entitled by law. We note though, that the company would be wise to maintain neutrality in today’s political environment. Furthermore, the proponent has failed to offer any supplementary information to support the proposal. Therefore, we will not support this proposal.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	5	Separate Chairman and CEO Positions		Against	For		ShrHoldr

Two major components at the top of every public company are the running of the board and the executive responsibility for the running of the company’s business. Without doubt, there should be a clear division of responsibilities at the head of the company that will ensure a balance of power and authority, such that no one individual has unfettered powers of decision. When there is no clear division between the executive and board branches of a company, poor executive and/or board actions often go unchecked to the ultimate detriment of shareholders. We support this proposal to separate the chairman and CEO, and require that the future chairman be elected from among the independent directors.

	6	Report on Operational Impact of HIV/AIDS, TB, and Malaria Pandemic		Against	For		ShrHoldr

PVS believes the benefits will far outweigh the relatively low costs of a report regarding the operational impact of the HIV/AIDS pandemic to Bristol-Myers Squibb. Since Bristol-Myers Squibb apparently has programs in place, and is committed to addressing these concerns, the requested report should not prove costly or unduly burdensome to the company. Increased disclosure in these areas provides for greater transparency to shareholders, is likely to enhance long-term shareholder value and promotes good corporate citizenship. Therefore, we will support this item.

	7	Require Affirmative Vote of a Majority of the Shares to Elect Directors		Against	For		ShrHoldr

We consider the election of board directors one of the hallmark activities of a company’s corporate governance structure. Investors with a financial stake in the long-term financial health of the company should expect management to undertake steps that will ensure improved transparency, access and choice regarding which individuals will become responsible for making fundamental strategic decisions. This would be a radical departure from the current system of a limited democracy of management’s candidates, under which shareholders are given no practical choice in choosing directors. Although the SEC’s proposed new rule regarding open access is expected to be finalized in 2004, the requests set forth in this proposal are clear and realistic for management to pursue. We support this resolution.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/29/04 - A	Broadcom Corp. *BRCM*		111320107			03/05/04		4,100
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director George L. Farinsky		For
The director nominees meet our guidelines.
	1.2	Elect Director John Major		For
	1.3	Elect Director Alan E. Ross		For
	1.4	Elect Director Henry Samueli, Ph.D.		For
	1.5	Elect Director Robert E. Switz		For
	1.6	Elect Director Werner F. Wolfen		For
	2	Amend Omnibus Stock Plan		For	Against		Mgmt

We do not support this plan. Firstly, this plan has an NSO share exercise price that is less than full market value. We oppose plans that reflect an exercise price less than full fair market value as it offers poor incentive for management and employees to build shareholder value. Secondly, the plan allows for the repricing of underwater stock options without shareholder approval. We believe repricing reduces the incentive value of the plan by undermining the concept that stock options is intended to be a long-term incentive. Third, the company’s potential Voting Power Dilution (VPD) for all incentive plans is 29.12% which exceeds our guidelines. Proposals that add to a company’s VPD can potentially dilute the voting interests of common shareholders. Finally, the company does not fully expense its stock options. Given their current accounting treatment of not being charged as an expense against earnings, stock options have been the ultimate tax dodge for companies wishing to lavishly compensate employees. Misused stock options can give executives an incentive to inflate their company’s earnings or make irresponsibly optimistic forecasts in order to keep stock prices high and their paychecks gargantuan. Numerous companies have chosen to acknowledge the distortion to reported earnings caused by the non-expensing of options and have elected to expense options going forward. We believe Broadcom Corp. should follow suit, to better reflect the company’s true earnings and provide additional discipline against overuse.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	3	Ratify Auditors		For	For		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely. We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.

04/28/04 - A	Brunswick Corp. *BC*		117043109			03/02/04		4,700
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Nolan D. Archibald		For
The director nominees meet our guidelines.
	1.2	Elect Director Jeffrey L. Bleustein		For
	1.3	Elect Director Graham H. Phillips		For
	2	Ratify Auditors		For	For		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.  We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.

11/21/03 - A	* Campbell Soup Co. *CPB*		134429109			09/23/03		20,700
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Edmund M. Carpenter		For
We will vote FOR the director nominees.
	1.2	Elect Director Douglas R. Conant		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.3	Elect Director Paul R. Charron		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	1.4	Elect Director Bennett Dorrance		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	1.5	Elect Director Kent B. Foster		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	1.6	Elect Director Harvey Golub		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	1.7	Elect Director Randall W. Larrimore		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	1.8	Elect Director Philip E. Lippincott		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.9	Elect Director Mary Alice D. Malone		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	1.10	Elect Director David C. Patterson		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	1.11	Elect Director Charles R. Perrin		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	1.12	Elect Director George M. Sherman		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	1.13	Elect Director Donald M. Stewart		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.14	Elect Director George Strawbridge, Jr.		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	1.15	Elect Director Les C. Vinney		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	1.16	Elect Director Charlotte C. Weber		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	2	Ratify Auditors		For	Against		Mgmt

We do not support this item. In this instance, the non-auditing consulting fees are more than 25 percent of total fees paid. As such, we will vote against the company’s auditor. We believe the integrity of the auditor’s relationship with the company is compromised when a firm is paid excessive consulting fees on top of those paid for auditing services. This arrangement has the potential to open the auditor process to a wide range of conflicts of interest.

	3	Approve Omnibus Stock Plan		For	Against		Mgmt

We do not support this plan. The company’s potential Voting Power Dilution (VPD) for all incentive plans is 14.53% which exceeds our guidelines. Proposals that add to a company’s VPD can potentially dilute the voting interests of common shareholders.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/29/04 - A	Capital One Financial Corp. *COF*		14040H105			02/29/04		2,100
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director W. Ronald Dietz		For
The director nominees meet our guidelines.
	1.2	Elect Director Lewis Hay, III		For
	1.3	Elect Director Mayo A. Shattuck, III		For
	2	Ratify Auditors		For	Against		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.  We do not support this item. In this instance, the non-auditing consulting fees are more than 25 percent of total fees paid. As such, we will vote against the company’s auditor. We believe the integrity of the auditor’s relationship with the company is compromised when a firm is paid excessive consulting fees on top of those paid for auditing services. This arrangement has the potential to open the auditor process to a wide range of conflicts of interest.

	3	Approve Omnibus Stock Plan		For	Against		Mgmt

We do not support this plan. The company’s potential Voting Power Dilution (VPD) for all incentive plans is 18.11% which exceeds our guidelines. Proposals that add to a company’s VPD can potentially dilute the voting interests of common shareholders.

11/05/03 - A	* Cardinal Health, Inc. *CAH*		14149Y108			09/08/03		2,400
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Dave Bing		For
We will vote FOR the director nominees with the exception of the insider Robert D. Walter, from whom we will WITHHOLD votes for serving as Chairman and CEO.
	1.2	Elect Director John F. Finn		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.3	Elect Director John F. Havens		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	1.4	Elect Director David W. Raisbeck		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	1.5	Elect Director Robert D. Walter		Withhold

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

04/14/04 - A	Caterpillar Inc. *CAT*		149123101			02/17/04		13,300
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director John T. Dillon		For
The director nominees meet our guidelines.
	1.2	Elect Director Juan Gallardo		For
	1.3	Elect Director William A. Osborn		For
	1.4	Elect Director Gordon R. Parker		For
	1.5	Elect Director Edward B. Rust, Jr.		For

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	2	Amend Omnibus Stock Plan		For	Against		Mgmt

We do not support this plan. The company’s potential Voting Power Dilution (VPD) for all incentive plans is 16.44% which exceeds our guidelines. Proposals that add to a company’s VPD can potentially dilute the voting interests of common shareholders. In addition, the company does not fully expense its stock options. Given their current accounting treatment of not being charged as an expense against earnings, stock options have been the ultimate tax dodge for companies wishing to lavishly compensate employees. Misused stock options can give executives an incentive to inflate their company’s earnings or make irresponsibly optimistic forecasts in order to keep stock prices high and their paychecks gargantuan. Numerous companies have chosen to acknowledge the distortion to reported earnings caused by the non-expensing of options and have elected to expense options going forward. We believe Caterpillar Inc. should follow suit, in accordance with our guidelines.

	3	Ratify Auditors		For	Against		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely. We do not support this item. In this instance, the non-auditing consulting fees are more than 25 percent of total fees paid. As such, we will vote against the company’s auditor. We believe the integrity of the auditor’s relationship with the company is compromised when a firm is paid excessive consulting fees on top of those paid for auditing services. This arrangement has the potential to open the auditor process to a wide range of conflicts of interest.

	4	Submit Shareholder Rights Plan (Poison Pill) to Shareholder Vote		Against	For		ShrHoldr
Because poison pills greatly alter the balance of power between shareholders and management, shareholders should be allowed to make their own evaluation of such plans.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	5	Report on Equipment Sales to Israel		Against	For		ShrHoldr

Although the complexities and realities of international trade agreements could make this request difficult to carry out, we believe it is in the best interest of shareholders for the company to produce the information requested in this report. Ultimately, this proposal warrants support on the ground that it improves disclosure pertaining to possibly sensitive business operations. Considering the possible legal and PR fallout, we believe this action will improve the company’s ability to insulate itself from questionable business partnerships that could negatively impact the company’s reputation in the future. In view of the fact that the company can prepare such an offset report at a reasonable cost and omitting any proprietary information, we believe that this proposal is in the best economic interests of shareholders. We support this item.

	6	Report on Operational Imact of HIV/AIDS, TB, and Malaria Pandemic		Against	For		ShrHoldr

PVS believes the benefits will far outweigh the relatively low costs of the report regarding the operational impact of HIV/AIDS, TB, and Malaria Pandemic for Caterpillar. Increased disclosure in these areas promotes good corporate citizenship, and therefore we will support this item.

04/20/04 - A	Cendant Corporation *CD*		151313103			02/23/04		43,600
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director The Right Honourable Brian Mulroney		For
The director nominees meet our guidelines.
	1.2	Elect Director Ronald L. Nelson		For
	1.3	Elect Director Robert W. Pittman		For
	1.4	Elect Director Myra J. Biblowit		Withhold
	1.5	Elect Director Sheli Z. Rosenberg		For
	2	Declassify the Board of Directors		For	For		Mgmt
PVS commends management for submitting this proposal, which demonstrates a commitment to shareholders’ interests.
	3	Ratify Auditors		For	Against		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely. We do not support this item. In this instance, the non-auditing consulting fees are more than 25 percent of total fees paid. As such, we will vote against the company’s auditor. We believe the integrity of the auditor’s relationship with the company is compromised when a firm is paid excessive consulting fees on top of those paid for auditing services. This arrangement has the potential to open the auditor process to a wide range of conflicts of interest.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

Shareholder Proposals
	4	Separate Chairman and CEO Positions		Against	For		ShrHoldr

Two major components at the top of every public company are the running of the board and the executive responsibility for the running of the company’s business. Without doubt, there should be a clear division of responsibilities at the head of the company that will ensure a balance of power and authority, such that no one individual has unfettered powers of decision. When there is no clear division between the executive and board branches of a company, poor executive and/or board actions often go unchecked to the ultimate detriment of shareholders. We support this proposal to separate the chairman and CEO and to provide that only independent directors may become chairman.

	5	Limit Executive Compensation		Against	For		ShrHoldr

Given the exponential rise of executive salaries over the past decade and excessive dilution levels, we support shareholder proposals calling for substantial reform in this area, particularly with regard to overly excessive executive pay. We believe that this proposal is worthwhile and sends a clear message on the importance of fair pay clearly linked to performance.

04/28/04 - A	ChevronTexaco Corp. *CVX*		166764100			03/01/04		28,498
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Samuel H. Armacost		Withhold

The composition of the board does not meet our standard for board and committee independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR the director nominees with the exception of insiders Peter J. Robertson and David J. O’Reilly, and affiliated outsiders Franklyn G. Jenifer, Carla Anderson Hills, Sam Ginn and Samuel H. Armacost, from whom we will WITHHOLD votes for lack of a two-thirds majority independent board. We will also WITHHOLD votes from Mr. Armacost and Ms. Hills for serving as affiliated outsiders on the Compensation and Nominating committees, and from Messrs. Jenifer and Ginn for serving as affiliated outsiders on the Audit Committee. In addition, we will WITHHOLD votes from Mr. O’Reilly for serving as both chairman and CEO.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.2	Elect Director Robert E. Denham		For
	1.3	Elect Director Robert J. Eaton		For
	1.4	Elect Director Sam Ginn		Withhold
	1.5	Elect Director Carla Anderson Hills		Withhold
	1.6	Elect Director Franklyn G. Jenifer		Withhold
	1.7	Elect Director J. Bennett Johnston		For
	1.8	Elect Director Sam Nunn		For
	1.9	Elect Director David J. O’Reilly		Withhold
	1.10	Elect Director Peter J. Robertson		Withhold
	1.11	Elect Director Charles R. Shoemate		For
	1.12	Elect Director Carl Ware		For
	2	Ratify Auditors		For	Against		Mgmt

We do not support this item. In this instance, the non-auditing consulting fees are more than 25 percent of total fees paid. As such, we will vote against the company’s auditor. We believe the integrity of the auditor’s relationship with the company is compromised when a firm is paid excessive consulting fees on top of those paid for auditing services. This arrangement has the potential to open the auditor process to a wide range of conflicts of interest.

	3	Adopt Shareholder Rights Plan (Poison Pill) Policy		For	For		Mgmt

Given that the company currently does not maintain a poison pill, approval of this item enhances shareholders’ rights by establishing a process to submit poison pills to a shareholder vote. Though this proposal does embody much of the features PVS advocates, it does provide the board with undesirable flexibility in choosing whether to implement all the features of a shareholder rights plan as voted by shareholders. In the future, we shall continue to monitor the actions of the board, when addressing a majority vote proposal on a shareholder rights plan. As such we shall support this proposal.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	4	Amend Omnibus Stock Plan		For	Against		Mgmt

Although the potential Voting Power Dilution (VPD) for all incentive plans of 9.50% meets our guidelines, the company does not fully expense its stock options. Given their current accounting treatment of not being charged as an expense against earnings, stock options have been the ultimate tax dodge for companies wishing to lavishly compensate employees. Misused stock options can give executives perverse incentives to inflate their company’s earnings or make irresponsibly optimistic forecasts in order to keep stock prices high and their paychecks gargantuan. Numerous companies have chosen to acknowledge the distortion to reported earnings caused by the non-expensing of options and have elected to expense options going forward. We believe ChevronTexaco Corp. should follow suit, to better reflect the company’s true earnings and provide additional discipline against overuse.

	5	Report on Operational Impact of HIV/AIDS, TB, and Malaria Pandemic		Against	For		ShrHoldr

In this case, we believe that the company has taken certain actions to help address the affects of this healthcare crisis in emerging markets. PVS believes the benefits will far outweigh the relatively low costs of the report regarding the operational impact of HIV/AIDS, TB, and Malaria Pandemic for ChevronTexaco. Increased disclosure in these areas promotes good corporate citizenship, and therefore we will support this item.

	6	Report on Political Contributions/Activities		Against	For		ShrHoldr

PVS believes this proposal sends a strong message to the board that increased disclosure is needed for the use of company resources being contributed to political parties, candidates, committees, or politically affiliated entities. Shareholders have the inherent right to know if their capital is being used for social causes beyond the companies day to day operations. Therefore, we will support this item.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	7	Require Affirmative Vote of a Majority of the Shares to Elect Directors		Against	For		ShrHoldr

We consider the election of board directors one of the hallmark activities of a company’s corporate governance structure. Investors with a financial stake in the long-term financial health of the company should expect management to undertake steps that will ensure improved transparency, access and choice regarding which individuals will become responsible for making fundamental strategic decisions. This would be a radical departure from the current system of a limited democracy of management’s candidates, under which shareholders are given no practical choice in choosing directors. Although the SEC’s proposed new rule regarding open access is expected to be finalized in 2004, the requests set forth in this proposal are clear and realistic for management to pursue. We support this resolution.

	8	Report on Health and Environmental Initiatives in Ecuador		Against	For		ShrHoldr

Considering these factors, PVS understands that the company has taken certain actions to disclose the health and environmental impact of past initiatives in Ecuador. We however, feel that the requested report would provide better understanding of the company’s past and future initiatives, and ensure the company’s commitment to address shareholders’ concerns regarding this issue, we will support this proposal.

	9	Report on Renewable Energy		Against	For		ShrHoldr
As the requested report will keep shareholders informed on issues affecting the future company’s core products and services, we support this proposal.

04/28/04 - A	CIGNA Corp. *CI*		125509109			03/01/04		500
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Robert H. Campbell		Withhold

The composition of the board does not meet our standard for board and committee independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR director nominee Jane E. Henney, but WITHHOLD votes from affiliated outsiders Louis W. Sullivan, Charles R. Shoemate and Robert H. Campbell for lack of a two-thirds majority independent board. We will also WITHHOLD votes from Mr. Shoemate for serving as an affiliated outsider on the Audit and Nominating committees, from Dr. Sullivan for serving as an affiliated outsider on the Compensation and Nominating committees, and from Mr. Campbell for serving as an affiliated outsider on the Compensation Committee.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.2	Elect Director Jane E. Henney, M.D.		For
	1.3	Elect Director Charles R. Shoemate		Withhold
	1.4	Elect Director Louis W. Sullivan, M.D.		Withhold
	2	Ratify Auditors		For	Against		Mgmt

We do not support this item. In this instance, the non-auditing consulting fees are more than 25 percent of total fees paid. As such, we will vote against the company’s auditor. We believe the integrity of the auditor’s relationship with the company is compromised when a firm is paid excessive consulting fees on top of those paid for auditing services. This arrangement has the potential to open the auditor process to a wide range of conflicts of interest.

11/11/03 - A	* Cisco Systems, Inc. *CSCO*		17275R102			09/12/03		110,200
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Carol A. Bartz		For
The director nominees meet our guidelines.
	1.2	Elect Director Larry R. Carter		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	1.3	Elect Director John T. Chambers		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	1.4	Elect Director Dr. James F. Gibbons		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.5	Elect Director Dr. John L. Hennessy		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	1.6	Elect Director Roderick C. McGeary		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	1.7	Elect Director James C. Morgan		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	1.8	Elect Director John P. Morgridge		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	1.9	Elect Director Donald T. Valentine		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	1.10	Elect Director Steven M. West		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.11	Elect Director Jerry Yang		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	2	Amend Employee Stock Purchase Plan		For	For		Mgmt

PVS generally supports broad-based employee stock purchase plans as a means of linking shareholder interests with those of company employees. This plan qualifies as an employee stock purchase plan under Section 423 of the Internal Revenue Code. This plan has a reasonable employee purchasing cap and contains a predetermined offering period. As such, this ESPP meets our guidelines.

	3	Ratify Auditors		For	For		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely. We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.

Shareholder Proposals
	4	Report on Company Products Used by the Government to Monitor the Internet		Against	Against		ShrHoldr

While we generally support proposals that seek to provide shareholders with greater disclosure regarding the risks associated with their investment, we believe that generating such a report in this case could be time consuming and costly to the company without providing any significant value to shareholders. The products provided by the company are similar to those provided by peers and competitors in the technology industry. As such, requiring disclosure that would cause the company to break contractual obligations or require burdensome research on behalf of third party resellers could place the company at a competitive disadvantage and negatively affect shareholder value. Since the proposed resolution would likely result in substantial costs and time expenditures to the company and does not appear to provide useful information to shareholders, we do not support this proposal.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	5	Report on Pay Disparity		Against	For		ShrHoldr

When reviewing requests for reports on executive compensation, PVS takes into consideration the scope of the requested report, the company’s internal procedures for determining compensation, and the company’s historical compensation practices. As with all report requests, PVS carefully weighs the potential usefulness of the requested report against the costs of preparation and whether the report would be duplicative of existing disclosure. We note that In the case of this proposal, we note that the proponent is specifically asking for a comparison of the compensation of the company’s top executives with that of its lowest compensated workers on a worldwide basis and a report on any recommendations regarding changing the current level of executive pay for specific time periods. Though the disparity between the pay levels of entry-level and executive employees has undoubtedly grown at many U.S. companies over the past few decades, we note that it is unlikely that the requested report would produce a meaningful gauge for shareholders of whether Cisco’s compensation policies and pay levels are appropriate and effective for employees at the senior executive level. PVS generally supports shareholder requests calling for better disclosure of executive compensation. Executive pay is a major theme of shareholder proposals this season. Investor fury over exorbitant executive paychecks has manifested itself in proxy initiatives at numerous companies over executive compensation. Shareholder proponents argue that compensation packages at U.S. firms have skyrocketed in great disproportion to the increase in wages enjoyed by the average U.S. worker. Shareholder proponents believe companies should address this issue and believe that both social and financial consideration need to be taken into account when evaluating executive pay. During the 1980s, the average CEO of a major corporation made 42 times the pay of a typical American factory worker. This ratio is now a staggering 400-and-some times the average factory wage. Given the overall poor performance of companies over the last three years, a review of pay practices seems warranted. While we take note of the fact that the company’s Compensation and Management Development Committee is composed of independent directors, we still believe that this reasonable compensation reporting request warrants shareholder support.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/20/04 - A	Citigroup Inc. *C*		172967101			02/27/04		132,866
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director C. Michael Armstrong		Withhold

The composition of the board does not meet our standard for board and committee independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR the director nominees with the exception of insiders Robert B. Willumstad, Sanford I. Weill, Robert E. Rubin and Charles Prince, and affiliated outsiders Franklin A. Thomas, Andrall E. Pearson, Dudley C. Mecum, Ann Dibble Jordan, Roberto Hernandez Ramirez, Kenneth T. Derr and C. Michael Armstrong, from whom we will WITHHOLD votes for lack of a two-thirds majority independent board. We will also WITHHOLD votes from Mr. Derr for serving as an affiliated outsider on the Audit, Compensation and Nominating committees, from Mr. Armstrong for serving as an affiliated outsider on the Audit and Nominating committees, and from Mr. Pearson for serving as an affiliated outsider on the Nominating Committee.

	1.2	Elect Director Alain J.P. Belda		Withhold
	1.3	Elect Director George David		For
	1.4	Elect Director Kenneth T. Derr		Withhold
	1.5	Elect Director John M. Deutch		For
	1.6	Elect Director Roberto Hernandez Ramirez		Withhold
	1.7	Elect Director Ann Dibble Jordan		Withhold
	1.8	Elect Director Dudley C. Mecum		Withhold

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.9	Elect Director Richard D. Parsons		Withhold
	1.10	Elect Director Andrall E. Pearson		Withhold
	1.11	Elect Director Charles Prince		Withhold
	1.12	Elect Director Robert E. Rubin		Withhold
	1.13	Elect Director Franklin A. Thomas		Withhold
	1.14	Elect Director Sanford I. Weill		Withhold
	1.15	Elect Director Robert B. Willumstad		Withhold
	2	Ratify Auditors		For	For		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely. We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.

	3	Limit Executive Compensation		Against	For		ShrHoldr

Given the exponential rise of executive salaries over the past decade and excessive dilution levels, we support shareholder proposals calling for substantial reform in this area, particularly with regard to overly excessive executive pay. We believe that this proposal is worthwhile and sends a clear message on the importance of fair pay clearly linked to performance. We support this item. We believe that these limitations are well within sound executive compensation limitations.

	4	Report on Political Contributions/Activities		Against	For		ShrHoldr

PVS believes this proposal sends a strong message to the board that increased disclosure is needed for the use of company resources being contributed to political parties, candidates, committees, or politically affiliated entities. Shareholders have the inherent right to know if their capital is being used for social causes beyond the companies day to day operations. Therefore, we will support this item.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	5	Prohibit Awards to Executives		Against	For		ShrHoldr

We support the principle underlying this timely proposal. Given the high level of stock options reserved for executives as compared to all employees, and given that misused stock options can give executives an incentive to inflate their company’s earnings or make irresponsibly optimistic forecasts in order to keep stock prices high and their paychecks gargantuan, we believe this is a sensible proposal. Stock options will still be available to regular employees, only not to executives. However, compensation in the form of restricted stock, cash bonuses, and long-term incentive plans can still be used to reward executives and, unlike stock options, will be transparent and available for all shareholders to see. Compared to stock options that require executives to periodically cash out their accumulated gains before the option expiration date, direct stock holdings align the interests of executives and shareholders over the long term.

	6	Separate Chairman and CEO Positions		Against	For		ShrHoldr

Two major components at the top of every public company are the running of the board and the executive responsibility for the running of the company’s business. Without doubt, there should be a clear division of responsibilities at the head of the company that will ensure a balance of power and authority, such that no one individual has unfettered powers of decision. When there is no clear division between the executive and board branches of a company, poor executive and/or board actions often go unchecked to the ultimate detriment of shareholders. We support this proposal to separate the chairman and CEO and to provide that only independent directors may become chairman.

05/13/04 - A	Citrix Systems, Inc. *CTXS*		177376100			03/15/04		2,000
	1	Elect Directors		For	Withhold		Mgmt
	1.1	Elect Director Mark B. Templeton		Withhold

The composition of the board does not meet our standard for board and committee independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all three director nominees for lack of a two-thirds majority independent board. We will also WITHHOLD votes from Stephen M. Dow and Kevin R. Compton for serving as affiliated outsiders on key board committees. In addition, we will WITHHOLD votes from Audit Committee member Stephen M. Dow for neglecting to include auditor ratification on the ballot.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.2	Elect Director Kevin R. Compton		Withhold
	1.3	Elect Director Stephen M. Dow		Withhold
	2	Expense Stock Options		Against	For		ShrHoldr

Given that (1) many companies use stock options as a significant component of overall compensation, (2) the exercise of options result in a transfer of shareholder value, and (3) the contingent cost of options reduces earnings, we believe that options should be expensed along with all other forms of compensation to better reflect the company’s true earnings and provide additional discipline against overuse.

04/28/04 - A	Clear Channel Communications, Inc. *CCU*		184502102			03/08/04		4,900
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Alan D. Feld		Withhold

The composition of the board does not meet our standard for board and committee independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR the director nominees with the exception of insiders Randall T. Mays, Mark P. Mays and L. Lowry Mays, and affiliated outsiders John H. Williams, Theodore H. Strauss, B.J. McCombs and Alan D. Feld, from whom we will WITHHOLD votes for lack of a two-thirds majority independent board. We will also WITHHOLD votes from Mr. Williams for serving as an affiliated outsider on the Audit, Compensation and Nominating committees, from Mr. Strauss for serving as an affiliated outsider on the Audit and Nominating committees, from Mr. McCombs for serving as an affiliated outsider on the Compensation and Nominating committees, and from Mr. Feld for serving as an affiliated outsider on the Compensation Committee. In addition, we will WITHHOLD votes from L. Lowry Mays for serving as both chairman and CEO, and from Compensation Committee members J.C. Watts, and Messrs. Feld, McCombs and Williams for egregious executive compensation practices.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.2	Elect Director Thomas O. Hicks		For
	1.3	Elect Director Perry J. Lewis		For
	1.4	Elect Director L. Lowry Mays		Withhold
	1.5	Elect Director Mark P. Mays		Withhold
	1.6	Elect Director Randall T. Mays		Withhold
	1.7	Elect Director B.J. Mccombs		Withhold
	1.8	Elect Director Phyllis B. Riggins		For
	1.9	Elect Director Theordore H. Strauss		Withhold
	1.10	Elect Director J.C. Watts		Withhold
	1.11	Elect Director John H. Williams		Withhold
	2	Ratify Auditors		For	For		Mgmt
We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.

11/05/03 - A	* Coach, Inc. *COH*		189754104			09/17/03		12,794
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Joseph Ellis		For

We will vote FOR the directors with the exception of Lew Frankfort and affiliated outsider Michael Murphy. We will WITHHOLD votes from Mr. Frankfort for serving as chairman and CEO and from Mr. Murphy for standing on the Audit and the Human Resources & Governance committees.

	1.2	Elect Director Lew Frankfort		Withhold

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	1.3	Elect Director Sally Frame Kasaks		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.4	Elect Director Gary Loveman		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	1.5	Elect Director Irene Miller		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	1.6	Elect Director Keith Monda		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	1.7	Elect Director Michael Murphy		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

05/26/04 - A	Comcast Corp. *CMCSA*		20030N101			03/15/04		26,244
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director S. Decker Anstrom		Withhold

The composition of the board does not meet our standard for board and committee independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR the director nominees with the exception of insiders Ralph J. Roberts, Brian L. Roberts, Julian A. Brodsky and C. Michael Armstrong, and affiliated outsiders Sheldon M. Bonovitz and S. Decker Anstrom, from whom we will WITHHOLD votes for lack of a two-thirds majority independent board. We will also WITHHOLD votes from Mr. Anstrom for serving as an affiliated outsider on the Audit, Compensation and Nominating committees, and from Mr. Armstrong for serving as a non-independent board chairman.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.2	Elect Director C. Michael Armstrong		Withhold
	1.3	Elect Director Kenneth J. Bacon		For
	1.4	Elect Director Sheldon M. Bonovitz		Withhold
	1.5	Elect Director Julian A. Brodsky		Withhold
	1.6	Elect Director Joseph L. Castle, II		For
	1.7	Elect Director J. Michael Cook		For
	1.8	Elect Director Brian L. Roberts		Withhold
	1.9	Elect Director Ralph J. Roberts		Withhold
	1.10	Elect Director Dr. Judith Rodin		For
	1.11	Elect Director Michael I. Sovern		For
	2	Ratify Auditors		For	For		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.  We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.

	3	Amend Restricted Stock Plan		For	For		Mgmt
We support this plan. The company’s potential Voting Power Dilution (VPD) for all incentive plans is 7.08%, which falls within our guidelines.
	4	Amend Articles/Bylaws/Charter-Non-Routine		For	For		Mgmt

PVS supports the article amendment because it will allow Mr. Roberts to formally step off the nominating committee, provide for a nomination process that is subject to approval by the entire board, and result in a fully independent committee.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	5	Require Two-Thirds Majority of Independent Directors on Board		Against	For		ShrHoldr

Currently, according to PVS definition of independence, the board consists of four insiders, two affiliated outsiders, and five independent outsiders. PVS prefers that a two-thirds majority of the directors be independent, and currently Comcast is only 45% independent. In addition, we believe that a two-thirds independent board is particularly important due to Comcast’s dual class ownership structure and several insiders currently sitting on the board. Therefore, we will support this proposal.

	6	Political Contributions/Activities		Against	Against		ShrHoldr

While PVS usually supports shareholder proposals that seek to improve corporate disclosure and accountability to shareholders, we believe the company’s existing policies are stringent enough to ensure political nonpartisanship. Furthermore, this proposal would require the company to incur unnecessary costs to prepare and publish in various newspapers a detailed report of information that already is publicly available. We do not support this proposal.

	7	Nominate Two Directors for every open Directorships		Against	For		ShrHoldr

We consider the election of board directors one of the hallmark activities of a company’s corporate governance structure. Investors with a financial stake in the long-term financial health of the company should expect management to undertake steps that will ensure improved transparency, access and choice regarding which individuals will become responsible for making fundamental strategic decisions. This would be a radical departure from the current system of a limited democracy of management’s candidates, under which shareholders are given no practical choice in choosing directors The requests set forth in this proposal are clear and realistic for management to pursue. We support this resolution.

	8	Limit Executive Compensation		Against	For		ShrHoldr

Given the exponential rise of executive salaries over the past decade and excessive dilution levels, we support shareholder proposals calling for substantial reform in this area, particularly with regard to overly excessive executive pay especially when untied to performance. PVS feels the features endorsed by this proposal, such as granting restricted stock based on achievement of performance criteria, disclosure of actual hurdle rates for the performance criteria and a vesting requirement of at least three years, encourage strong linkage between the company’s performance and compensation at the senior executive level. By establishing minimum vesting provisions, shareholders are assured that executives who received stock grants are retained in the company and are committed to maximize stock returns over the long-term. We strongly favor the use of award vehicles whose grant or vesting is directly tied to the attainment of rigorous performance goals, which should be disclosed to shareholders.  We believe this proposal is worthwhile and sends a clear message on the importance of fair pay clearly linked to performance.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	9	Adopt a Recapitalization Plan		Against	For		ShrHoldr

As a non-binding proposal, we support the request for the company to take steps to develop a recapitalization plan where all of the company’s outstanding stock would have one vote. PVS believes in the merits of a single class of common stock whereby all shareholders have the same rights as represented in a one vote one share voting structure, and that such a simplified capital structure where voting interests are proportional to economic interests are preferable to dual class structures where management owns supervoting stock.  We therefore, support the elimination of dual-class capital structures with unequal voting rights, which can create impediments to a takeover and cause shareholders’ voting rights to be disproportionate to their economic investment in a company.

08/27/03 - A	* Computer Associates International, Inc. *CA*		204912109			07/02/03		4,800
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Russell M. Artzt		For
We will vote FOR the directors with the exception of Sanjay Kumar, from whom we will WITHHOLD votes for serving as chairman and CEO.
	1.2	Elect Director Kenneth Cron		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.3	Elect Director Alfonse M. D’Amato		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	1.4	Elect Director Gary J. Fernandes		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	1.5	Elect Director Sanjay Kumar		Withhold

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	1.6	Elect Director Robert E. La Blanc		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	1.7	Elect Director Jay W. Lorsch		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.8	Elect Director Lewis S. Ranieri		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	1.9	Elect Director Walter P. Schuetze		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	1.10	Elect Director Alex Serge Vieux		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	2	Approve Non-Employee Director Omnibus Stock Plan		For	Against		Mgmt

We do not support this plan. The company’s potential Voting Power Dilution (VPD) for all incentive plans is 12.50%, which exceeds our guidelines. Proposals that add to a company’s VPD can potentially dilute the voting interests of common shareholders.

	3	Ratify Auditors		For	For		Mgmt
We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.

08/11/03 - A	* Computer Sciences Corporation *CSC*		205363104			06/13/03		12,500
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Irving W. Bailey, II		For
We will vote FOR the directors with the exception of Van Honeycutt, from whom we will WITHHOLD votes for serving as chairman and CEO.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.2	Elect Director Stephen L. Baum		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	1.3	Elect Director Rodney F. Chase		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	1.4	Elect Director Van B. Honeycutt		Withhold

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	1.5	Elect Director William R. Hoover		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	1.6	Elect Director Leon J. Level		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	1.7	Elect Director Thomas A. McDonnell		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.8	Elect Director F. Warren McFarlan		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	1.9	Elect Director James R. Mellor		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	1.10	Elect Director William P. Rutledge		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

09/25/03 - A	* Conagra Foods Inc. *CAG*		205887102			07/31/03		32,500
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director David H. Batchelder		For
We will vote FOR the directors with the exception of Bruce Rohde, from whom we will WITHHOLD votes for serving as chairman and CEO.
	1.2	Elect Director Robert A. Krane		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.3	Elect Director Mark H. Rauenhorst		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	1.4	Elect Director Bruce Rohde		Withhold

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	2	Ratify Auditors		For	For		Mgmt
We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.
Shareholder Proposals
	4	Genetically Modified Organisms (GMO)		Against	For		ShrHoldr

In this case, we believe that the proponents raise valid concerns regarding genetically engineered foods. The resolution requests that the company prepare a report identifying GE company products and a contingency plan for sourcing non-GE foods should circumstances so require. We believe that this report is crucial in addressing shareholder concerns regarding the use and safety of GE foods. Thus, approval of this proposal should increase public goodwill and may mitigate financial costs to the company from product shifts and potential recalls that may arise from the usage of genetically engineered foods in the future. While we understand the company’s concerns about the difficulty in determining the existence of GE products in its supply chain, we believe that the proponents’ concerns are justified. We are sympathetic with the proponents concerns regarding their unforeseen public acceptability, and and we support reporting on company GE products and detailing a plan should GE products become unacceptable in certain markets. We feel that support for this reporting request goes hand-in-hand with management’s stated commitment to and interest in consumer and food safety. Conagra itself states that its “highest priority is the quality and safety of our food products.” Given that the requested report would provide better understanding of the company’s products and ensure company’s commitment to address shareholders’ concerns regarding this issue, we support this proposal.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	5	Modify Current and Future Stock Option Plans		Against	Against		ShrHoldr

PVS advocates performance based options, such as premium-priced or indexed, which encourage executives to outperform rivals and the market as a whole rather than being rewarded for any rise in the share price, which can occur if there are not empirical performance measures incorporated into the structure of the options. We support and advocate much of this proposal. However, this proposal requests that the board of directors modify current and all future stock option plans for all senior executives and corporate directors (emphasis added). Past option plans have already left the gate, so to impose these terms upon past plans is largely unfeasible. We believe this type of proposal should address future options going forward, as to alter current contractual option plans would likely entail numerous breaches of contract. Based on this objection, we are unable to support this proposal.

	6	Submit Shareholder Rights Plan (Poison Pill) to Shareholder Vote		Against	For		ShrHoldr
Because poison pills greatly alter the balance of power between shareholders and management, shareholders should be allowed to make their own evaluation of such plans.

10/28/03 - S	* Concord EFS, Inc.		206197105			09/08/03		6,400
	1	Approve Merger Agreement		For	For		Mgmt

Conclusion: Despite the adverse impact on shareholder rights and our reservations concerning the Blair fairness opinion, the fact of the matter is that the merger consideration does represent a significant premium to Concord’s trading price. Additionally, there is a strong strategic rationale for this deal. The combined company would have a dominant position in the debit card market and is expected to achieve annual synergies of $230 million by 2005. We support the merger.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

02/26/04 - S	Concord EFS, Inc.		206197105			01/16/04		6,400
	1	Approve Merger Agreement		For	For		Mgmt

Conclusion: Despite an adverse impact on shareholder rights for Concord shareholders, there is a strong strategic rationale for this deal. The combined company would have a dominant position in the debit card market and is expected to achieve annual synergies of $205 million by 2006. With respect to the merger consideration, it represents a premium of 52.6 percent over the closing price of Concord’s stock on the last trading day prior to the merger announcements in the media. Additionally, the increase in the company’s stock price on news of the resolution of antitrust issues that were hindering the merger indicates strong shareholder support for the transaction. Based on the market premium, the fairness opinion, and the potential strategic synergies, we believe the merger agreement warrants shareholder support.

05/05/04 - A	ConocoPhillips *COP*		20825C104			03/10/04		1,200
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director David L. Boren		For
The director nominees meet our guidelines.
	1.2	Elect Director James E. Copeland, Jr.		For
	1.3	Elect Director Kenneth M. Duberstein		For
	1.4	Elect Director Ruth R. Harkin		For
	1.5	Elect Director William R. Rhodes		For
	1.6	Elect Director J. Stapleton Roy		For
	2	Ratify Auditors		For	For		Mgmt
We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.
	3	Approve Omnibus Stock Plan		For	Against		Mgmt

We do not support this plan. The company’s potential Voting Power Dilution (VPD) for all incentive plans is 10.38%, which exceeds our guidelines. Proposals that add to a company’s VPD can potentially dilute the voting interests of common shareholders.

	4	Limit Executive Compensation		Against	Against		ShrHoldr

Although we agree with the overall spirit of the proposal, we believe that the proponent’s request is overly restrictive. PVS believes that executive pay should be tied primarily to performance. Correlating executive pay with medical costs can become overly burdensome to the company given that many of the factors determining the medical costs are due to government and market variables that are out of their hands. In addition, capping executive pay increases at 4 percent per year softens their incentives to strive for great results given that their pay should be tied to performance. Due to the overly restrictive nature of this proposal, we will not support this item.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	5	Limit Executive Compensation		Against	For		ShrHoldr

Given the exponential rise of executive salaries over the past decade and excessive dilution levels, we support shareholder proposals calling for substantial reform in this area, particularly with regard to overly excessive executive pay. We believe that the limitations set forth in this proposal are worthwhile and send a clear message on the importance of fair pay clearly linked to performance. Therefore, we will support this item.

	6	Report on Drilling in the Arctic National Wildlife Refuge		Against	For		ShrHoldr

We believe that a company’s reporting of its current and future environmental policies, as well as full disclosure of environmental impact and potential risks stemming from its business represents sound business practices. PVS agrees with the spirit of the proposal because it makes good sense from an investor point of view. As the proposal only calls for a report and does not require an onerous burden on the company to produce it, the report would provide valuable information for investors and shareholders on an issue that has a potentially large impact on the company. Given the potential risks associated with drilling in ANWR, we believe that the requested report will assist shareholders in assessing the long-term impact of the potential project on their investment. As such, PVS will support this proposal.

01/29/04 - A	Costco Wholesale Corporation *COST*		22160K105			12/05/03		7,000
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Benjamin S. Carson, Sr., M.D. as Class II Director		For
We will vote FOR the director nominees.
	1.2	Elect Director Hamilton E. James as Class II Director		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.3	Elect Director Jill S. Ruckelshaus as Class II Director		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	1.4	Elect Director William H. Gates, II as Class II Director		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	1.5	Elect Director Daniel J. Evans as Class I Director		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

Shareholder Proposals
	2	Declassify the Board of Directors		Against	For		ShrHoldr

We support shareholder proposals calling for the repeal of the company’s classified board structure and for the annual election of all directors under a single slate. The ability to elect directors is the single most important use of the shareholder franchise, and we firmly believe all directors should be accountable on an annual basis. A classified board can entrench management and effectively preclude most takeover bids or proxy contests. Board classification forces dissidents and would-be acquirers to negotiate with the incumbent board, which has the authority to decide on offers without a shareholder vote. On this basis, we will vote in favor of this request.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	3	Develop Land Procurement Policy		Against	For		ShrHoldr

Due to the company’s recent controversies and lack of disclosure regarding its land procurement policies, we believe that this step to develop and report on a policy for land procurement will benefit the company and ensure its commitment to address shareholders’ concerns regarding this issue. As such, we will vote in favor of this proposal.

Management Proposal
	4	Ratify Auditors		For	Against		Mgmt

We do not support this item. In this instance, the non-auditing consulting fees are more than 25 percent of total fees paid. As such, we will vote against the company’s auditor. We believe the integrity of the auditor’s relationship with the company is compromised when a firm is paid excessive consulting fees on top of those paid for auditing services. This arrangement has the potential to open the auditor process to a wide range of conflicts of interest.

06/16/04 - A	Countrywide Financial Corp. *CFC*		222372104			04/19/04		2,550
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Henry G. Cisneros		Withhold

The composition of the board does not meet our standard for board and committee independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR Martin R. Melone, but WITHHOLD votes from affiliated outsiders Robert J. Donato and Harley W. Snyder for lack of a two-thirds majority independent board and for standing as affiliated outsiders on key board committees. We will also WITHHOLD votes from audit committee members Michael E. Dougherty and Henry G. Cisneros for neglecting to include auditor ratification on the proxy ballot. Note that we will not be withholding votes from audit committee member Martin R. Melone as he is a new director nominee.

	1.2	Elect Director Robert J. Donato		Withhold
	1.3	Elect Director Michael E. Dougherty		Withhold
	1.4	Elect Director Martin R. Melone		For

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.5	Elect Director Harley W. Snyder		Withhold
	2	Amend Omnibus Stock Plan		For	Against		Mgmt

We do not support this plan. The company’s potential Voting Power Dilution (VPD) for all incentive plans is 14.89% which exceeds our guidelines. Proposals that add to a company’s VPD can potentially dilute the voting interests of common shareholders. Additionally, the company does not fully expense its stock options. Given their current accounting treatment of not being charged as an expense against earnings, stock options have been the ultimate tax dodge for companies wishing to lavishly compensate employees. Misused stock options can give executives perverse incentives to inflate their company’s earnings or make irresponsibly optimistic forecasts in order to keep stock prices high and their paychecks gargantuan. Numerous companies have chosen to acknowledge the distortion to reported earnings caused by the non-expensing of options and have elected to expense options going forward. We believe Countrywide Financial Corp. should follow suit, to better reflect the company’s true earnings and provide additional discipline against overuse.

05/05/04 - A	CSX Corp. *CSX*		126408103			03/05/04		5,000
	1	Elect Directors		For	Withhold		Mgmt
	1.1	Elect Director E.E. Bailey		Withhold

The director nominees do not meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from insider M.J. Ward, and affiliated outsiders W.C. Richardson, C.E. Rice, S.J. Morcott, R.D. Kunisch, R.L. Burrus, Jr. and E.E. Bailey, for lack of a two-thirds majority independent board. We will also WITHHOLD votes from Mr. Richardson for standing as an affiliated outsider on the Audit and Compensation committees, from Mr. Kunisch for standing as an affiliated outsider on the Compensation and Nominating committees, and from Mr. Bailey for standing as an affiliated outsider on the Audit Committee. In addition, we will WITHHOLD votes from the entire slate of director nominees for failure to submit the company poison pill to shareholder vote, and from insider M.J. Ward for serving as a non-independent chairman of the board.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.2	Elect Director R.L. Burrus, Jr.		Withhold
	1.3	Elect Director E.J. Kelly, III		Withhold
	1.4	Elect Director R.D. Kunisch		Withhold
	1.5	Elect Director S.J. Morcott		Withhold
	1.6	Elect Director D.M. Ratcliffe		Withhold
	1.7	Elect Director C.E. Rice		Withhold
	1.8	Elect Director W.C. Richardson		Withhold
	1.9	Elect Director F.S. Royal, M.D.		Withhold
	1.10	Elect Director D.J. Shepard		Withhold
	1.11	Elect Director M.J. Ward		Withhold
	2	Ratify Auditors		For	For		Mgmt
We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.
	3	Limit Executive Compensation		Against	Against		ShrHoldr

PVS believes that the prohibition on all future rights, options, SARs, and severance programs would affect the company’s ability to attract qualified personnel. Furthermore, we believe this proposal is too restrictive, as it would prohibit the executives from receiving common forms of equity and cash awards. As such, we will not support this proposal.

	4	Submit Shareholder Rights Plan (Poison Pill) to Shareholder Vote		Against	For		ShrHoldr

In October 2003, the company accelerated the expiration of the company’s current poison pill, in response to the majority votes cast in favor of submitting the current poison pill to shareholder vote. However, the company has not fully responded to the will of shareholders because it has reserved the right to re-install a pill at its discretion in the future, without shareholder vote either before or after the establishment of the pill. PVS would prefer to see the company fully adopt the proposal that shareholders have clearly approved for the last two years, rather than taking half-measures. PVS will withhold votes from the entire slate of director nominees for failure to fully respond to the desires of shareholders. As such, we will support this proposal.

	5	Limit Awards to Executives		Against	For		ShrHoldr

Given the exponential rise of executive salaries over the past decade and excessive dilution levels, we support shareholder proposals calling for substantial reform in this area, particularly with regard to excessive executive pay. We believe that the limitations set forth in this proposal are worthwhile and send a clear message on the importance of fair pay that is additionally linked to performance. As such, we will support this item.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/04/04 - A	Danaher Corp. *DHR*		235851102			03/10/04		7,500
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Steven M. Rales		Withhold

The composition of the board does not meet our standard for board and committee independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR the director nominees with the exception of insider Steven M. Rales from whom we will WITHHOLD votes for lack of a two-thirds majority independent board.

	1.2	Elect Director John T. Schwieters		For
	1.3	Elect Director Alan G. Spoon		Withhold
	2	Ratify Auditors		For	For		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely. We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.

	3	Amend Stock Option Plan		For	Against		Mgmt

Although the potential Voting Power Dilution (VPD) for all incentive plans of 8.89% meets our guidelines, the company does not fully expense its stock options. Given their current accounting treatment of not being charged as an expense against earnings, stock options have been the ultimate tax dodge for companies wishing to lavishly compensate employees. Misused stock options can give executives perverse incentives to inflate their company’s earnings or make irresponsibly optimistic forecasts in order to keep stock prices high and their paychecks gargantuan. Numerous companies have chosen to acknowledge the distortion to reported earnings caused by the non-expensing of options and have elected to expense options going forward. We believe Danaher Corp.should follow suit, to better reflect the company’s true earnings and provide additional discipline against overuse.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	4	Develop Charter Language on Board Diversity		Against	For		ShrHoldr

PVS believes in transparency for shareholders as a matter of good corporate governance and believes that shareholders should have access to material information about their company’s practices and procedures. For this reason, we generally support shareholder requests for companies to prepare reports on board diversification initiatives. While this proposal asks for the company to take specific action on the diversity front, it does not require the company to select individuals on the basis or race or sex without regard to qualifications. Rather, it requests that the board broaden its search for directors to encompass individuals with varying backgrounds.  In this case, Danaher’s board does not include any female directors and does not appear to include any minority directors. We note that most of the company’s competitors in the S&P 500 Index do have some gender or racial diversity at the board level, including Johnson Controls Inc., Stanley Works, Cooper Industries Ltd., Eaton Corp., Honeywell International Inc. and Illinois Tool Works Inc. Moreover, the company does not discuss measures in place to improve diversity at the board level in the future. PVS agrees with the proponents that a company can benefit from directors that represent diverse backgrounds and experience. We believe that the company should continuously evaluate policies on retaining qualified candidates for board positions, including women and minorities. Based on the company’s current lack of board diversity, inadequate disclosure on board diversity and diversity initiatives and the presence of a non-independent (by PVS standards) nominating committee, we support this proposal.

05/18/04 - A	Dean Foods Company *DF*		242370104			03/26/04		9,300
	1	Elect Directors		For	Withhold		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.1	Elect Director Alan J. Bernon		Withhold

The director nominees do not meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from insiders Gregg L. Engles and Alan J. Bernon, and affiliated outsider Ronald Kirk, for lack of a two-thirds majority independent board. We will also WITHHOLD votes from Ronald Kirk for standing as an affiliated outsider on a key board committee, and from Gregg L. Engles for serving as both chairman and CEO. In addition, we will WITHHOLD votes from all director nominees for failure to remove the dead-hand, slow-hand, or similar feature in the company poison pill.

	1.2	Elect Director Gregg L. Engles		Withhold
	1.3	Elect Director Joseph S. Hardin, Jr.		Withhold
	1.4	Elect Director Ronald Kirk		Withhold
	1.5	Elect Director John S. Llewellyn, Jr.		Withhold
	2	Ratify Auditors		For	For		Mgmt
We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.

02/25/04 - A	Deere & Co. *DE*		244199105			12/31/03		5,500
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Robert W. Lane		Withhold

The composition of the board does not meet our standard for board and committee independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR Antonio Madero B., but WITHHOLD votes from insider Robert W. Lane, and affiliated outsider John R. Walter for lack of a two-thirds majority independent board. We will also WITHHOLD votes from Mr. Walter for standing on the Compensation and Nominating Committees as an affiliated outsider, from Mr. Lane for serving as both the Chairman and CEO, and from Aulana L. Peters for neglecting to include auditor ratification on the proxy ballot.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.2	Elect Director Antonio Madero B.		For
	1.3	Elect Director Aulana L. Peters		Withhold
	1.4	Elect Director John R. Walter		Withhold

07/18/03 - A	* Dell Inc. *DELL*		247025109			05/23/03		35,800
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Michael A. Miles		For
The director nominees meet our guidelines.
	1.2	Elect Director Alex J. Mandl		For
	1.3	Elect Director Morton L. Topfer		For
	2	Declassify the Board of Directors		For	For		Mgmt
PVS commends management for submitting this proposal, which demonstrates a commitment to shareholders’ interests.
	3	Change Company Name		For	For		Mgmt
Because it is unlikely that the name change would have a negative financial impact on the company, PVS recommends supporting the proposal.
	4	Approve Executive Incentive Bonus Plan		For	Against		Mgmt

Though we commend the company on its effort to link cash grants with clearly defined performance criteria, the plan’s annual individual award limit has the potential to exceed our guidelines for cash-based executive incentive programs. As such, this plan has the potential to negatively impact shareholder value beyond a reasonable level. Therefore, we do not support this item.

04/20/04 - A	Dover Corp. *DOV*		260003108			02/27/04		13,200
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director David H. Benson		Withhold

The composition of the board does not meet our standard for board and committee independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR the director nominees with the exception of insiders Thomas L. Reece and Ronald L. Hoffman, and affiliated outsiders Gary L. Roubos and James L. Koley, from whom we will WITHHOLD votes for lack of a two-thirds majority independent board. We will also WITHHOLD votes from Messrs. Roubos and Koley for serving as affiliated outsiders on the Audit and Nominating committees, and from Mr. Reece for serving as both chairman and CEO. In addition, we will WITHHOLD votes from Audit Committee members Bernard G. Rethore, David H. Benson, Michael B. Stubbs, and Messrs. Roubos and Koley for neglecting to include auditor ratification on the ballot.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.2	Elect Director Jean-Pierre M. Ergas		For
	1.3	Elect Director Kristiane C. Graham		For
	1.4	Elect Director Ronald L. Hoffman		Withhold
	1.5	Elect Director James L. Koley		Withhold
	1.6	Elect Director Richard K. Lochridge		For
	1.7	Elect Director Thomas L. Reece		Withhold
	1.8	Elect Director Bernard G. Rethore		Withhold
	1.9	Elect Director Gary L. Roubos		Withhold
	1.10	Elect Director Michael B. Stubbs		Withhold
	2	Approve Omnibus Stock Plan		For	Against		Mgmt

We do not support this plan. The company’s potential Voting Power Dilution (VPD) for all incentive plans is 16.02%, which exceeds our guidelines. Proposals that add to a company’s VPD can potentially dilute the voting interests of common shareholders. In addition, the company does not fully expense its stock options. Given their current accounting treatment of not being charged as an expense against earnings, stock options have been the ultimate tax dodge for companies wishing to lavishly compensate employees. Misused stock options can give executives perverse incentives to inflate their company’s earnings or make irresponsibly optimistic forecasts in order to keep stock prices high and their paychecks gargantuan. Numerous companies have chosen to acknowledge the distortion to reported earnings caused by the non-expensing of options and have elected to expense options going forward. We believe Dover Corp. should follow suit, to better reflect the company’s true earnings and provide additional discipline against overuse.

	3	Other Business		For	Against		Mgmt
As we cannot know the content of these issues, we do not support this request.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/28/04 - A	Eaton Corp. *ETN*		278058102			03/01/04		10,600
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Michael J. Critelli		For
The director nominees meet our guidelines.
	1.2	Elect Director Ernie Green		For
	1.3	Elect Director Kiran M. Patel		For
	2	Approve Omnibus Stock Plan		For	Against		Mgmt

We do not support this plan. The company’s potential Voting Power Dilution (VPD) for all incentive plans is 14.96% which exceeds our guidelines. Proposals that add to a company’s VPD can potentially dilute the voting interests of common shareholders. In addition, the company does not fully expense its stock options. Given their current accounting treatment of not being charged as an expense against earnings, stock options have been the ultimate tax dodge for companies wishing to lavishly compensate employees. Misused stock options can give executives an incentive to inflate their company’s earnings or make irresponsibly optimistic forecasts in order to keep stock prices high and their paychecks gargantuan. Numerous companies have chosen to acknowledge the distortion to reported earnings caused by the non-expensing of options and have elected to expense options going forward. We believe Eaton Corp. should follow suit, to better reflect the company’s true earnings and provide additional discipline against overuse.

	3	Ratify Auditors		For	For		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely. We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/24/04 - A	eBay Inc. *EBAY*		278642103			04/26/04		10,800
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Philippe Bourguignon		For
The director nominees meet our guidelines.
	1.2	Elect Director Thomas J. Tierney		For
	1.3	Elect Director Margaret C. Whitman		For
	2	Amend Omnibus Stock Plan		For	Against		Mgmt

We do not support this plan. The company’s potential Voting Power Dilution (VPD) for all incentive plans is 15.48% which exceeds our guidelines. Proposals that add to a company’s VPD can potentially dilute the voting interests of common shareholders. In addition, the company does not fully expense its stock options. Given their current accounting treatment of not being charged as an expense against earnings, stock options have been the ultimate tax dodge for companies wishing to lavishly compensate employees. Misused stock options can give executives perverse incentives to inflate their company’s earnings or make irresponsibly optimistic forecasts in order to keep stock prices high and their paychecks gargantuan. Numerous companies have chosen to acknowledge the distortion to reported earnings caused by the non-expensing of options and have elected to expense options going forward. We believe eBay Inc. should follow suit, to better reflect the company’s true earnings and provide additional discipline against overuse.

	3	Amend Stock Option Plan		For	Against		Mgmt

We do not support this plan. The company’s potential Voting Power Dilution (VPD) for all incentive plans is 16.77% which exceeds our guidelines. Proposals that add to a company’s VPD can potentially dilute the voting interests of common shareholders. In addition, the company does not fully expense its stock options. Given their current accounting treatment of not being charged as an expense against earnings, stock options have been the ultimate tax dodge for companies wishing to lavishly compensate employees. Misused stock options can give executives perverse incentives to inflate their company’s earnings or make irresponsibly optimistic forecasts in order to keep stock prices high and their paychecks gargantuan. Numerous companies have chosen to acknowledge the distortion to reported earnings caused by the non-expensing of options and have elected to expense options going forward. We believe eBay Inc. should follow suit, to better reflect the company’s true earnings and provide additional discipline against overuse.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	4	Increase Authorized Common Stock		For	Against		Mgmt

We do not support this plan. The number of additional authorized common shares sought in this proposal exceeds our guidelines. As a policy, PVS will not support increases in authorized common shares of this magnitude, unless the company has offered a specific and reasonable purpose for the additional shares. In this case, the company has not offered a specific reason for the share increase. Large increases in authorized common stock may be used for anti-takeover devices or to fund undesirable increases in executive stock options without shareholder approval.

	5	Ratify Auditors		For	For		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.  We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.

	6	Expense Stock Options		Against	For		ShrHoldr

Although companies can choose to expense options, the Financial Accounting Standards Board (FASB) does not yet require it. In the absence of an accepted methodology with which to value the contingent cost of stock options, companies that have voluntarily expensed stock options have had flexibility in their selection of a specific valuation methodology. Since the expensing of options lowers earnings, many companies have elected not to do so. Instead, many companies have opted to disclose option values only in the footnotes to their annual reports. Opponents of option expensing argue that options are difficult to value and expensing options could add complexity and decrease transparency in financial reporting. However, given the fact that stock options have become an integral component of compensation, their value cannot be ignored and treated as “no-cost” compensation. We believe that stock options should be expensed along with other forms of compensation. Given that 1) many companies use stock options as a significant component of overall compensation, 2) the exercise of options result in a transfer of shareholder value, and 3) the contingent cost of options reduces earnings, we strongly believe that options should be expensed along with all other forms of compensation to better reflect the company’s true earnings and provide much needed discipline against overuse.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/12/04 - A	Edwards Lifesciences Corporation *EW*		28176E108			03/19/04		18,200
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Robert A. Ingram		Withhold
We will vote FOR Vernon R. Loucks, Jr. but WITHHOLD votes from independent outsider Robert A. Ingram for sitting on more than six boards.
	1.2	Elect Director Vernon R. Loucks Jr.		For
	2	Amend Non-Employee Director Omnibus Stock Plan		For	Against		Mgmt

We do not support this plan. The company’s potential Voting Power Dilution (VPD) for all incentive plans is 17.23% which exceeds our guidelines. Proposals that add to a company’s VPD can potentially dilute the voting interests of common shareholders. In addition, the company does not fully expense its stock options. Given their current accounting treatment of not being charged as an expense against earnings, stock options have been the ultimate tax dodge for companies wishing to lavishly compensate employees. Misused stock options can give executives an incentive to inflate their company’s earnings or make irresponsibly optimistic forecasts in order to keep stock prices high and their paychecks gargantuan. Numerous companies have chosen to acknowledge the distortion to reported earnings caused by the non-expensing of options and have elected to expense options going forward. We believe Edwards Lifesciences Corporation should follow suit, to better reflect the company’s true earnings and provide additional discipline against overuse.

	3	Ratify Auditors		For	For		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.  We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

07/31/03 - A	* Electronic Arts, Inc. *ERTS*		285512109			06/04/03		1,400
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director M. Richard Asher		For
We will vote FOR the directors with the exception of Lawrence Probst III, from whom we will WITHHOLD votes for serving as chairman and CEO.
	1.2	Elect Director William J. Byron		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	1.3	Elect Director Leonard S. Coleman		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	1.4	Elect Director Gary M. Kusin		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	1.5	Elect Director Gregory B. Maffei		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.6	Elect Director Timothy Mott		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	1.7	Elect Director Lawrence F. Probst III		Withhold

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	1.8	Elect Director Linda J. Srere		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	2	Amend Omnibus Stock Plan		For	Against		Mgmt

We do not support this plan. The company’s potential Voting Power Dilution (VPD) for all incentive plans is 18.16%, which exceeds our guidelines. Proposals that add to a company’s VPD can potentially dilute the voting interests of common shareholders.

	3	Amend Employee Stock Purchase Plan		For	For		Mgmt

PVS generally supports broad-based employee stock purchase plans as a means of linking shareholder interests with those of company employees. This plan qualifies as an employee stock purchase plan under Section 423 of the Internal Revenue Code. This plan has a reasonable employee purchasing cap and contains a predetermined offering period. As such, this ESPP meets our guidelines.

	4	Ratify Auditors		For	For		Mgmt
We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/25/04 - A	Electronic Data Systems Corp. *EDS*		285661104			03/29/04		1,200
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Roger A. Enrico		For
PVS Conclusion: We will vote FOR all director nominees.
	1.2	Elect Director Ellen M. Hancock		For
	1.3	Elect Director C. Robert Kidder		For
	2	Ratify Auditors		For	Against		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.  We do not support this item. In this instance, the non-auditing consulting fees are more than 25 percent of total fees paid. As such, we will vote against the company’s auditor. We believe the integrity of the auditor’s relationship with the company is compromised when a firm is paid excessive consulting fees on top of those paid for auditing services. This arrangement has the potential to open the auditor process to a wide range of conflicts of interest.

	3	Declassify the Board of Directors		Against	For		ShrHoldr

PVS Conclusion: The ability to elect directors is the single most important use of the shareholder franchise, and all directors should be accountable on an annual basis. Therefore, we believe that the shareholder proposal warrants support.

	4	Submit Shareholder Rights Plan (Poison Pill) to Shareholder Vote		Against	For		ShrHoldr

PVS Conclusion: In this case, the company’s rights plan was not approved by shareholders nor does it embody the above features that PVS recommends. We therefore agree with the proponent that the current pill should be put to a shareholder vote or redeemed and that any new pill be put to a shareholder vote.

	5	Amend Vote Requirements to Amend Articles/Bylaws/Charter		Against	For		ShrHoldr

PVS maintains that supermajority shareholder vote requirements are often the result of lock-in votes, which are the votes required to repeal new provisions to the charter. Lock in provisions typically accompany amendments that are harmful to shareholders. Very few companies require that all charter and bylaw amendments receive the support of a supermajority of voting shares. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. Requiring more than this may permit management to entrench themselves by blocking amendments that are in the best interests of shareholders. We will support this request.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/19/04 - A	Eli Lilly and Co. *LLY*		532457108			02/13/04		12,700
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Steven C. Beering		Withhold
We will vote FOR the director nominees with the exception of affiliated outsider Steven C. Beering, from whom we will WITHHOLD votes for standing on the Compensation and Nominating committees.
	1.2	Elect Director Winfried Bischoff		For
	1.3	Elect Director Franklyn G. Prendergast		For
	1.4	Elect Director Kathi P. Seifert		For
	2	Ratify Auditors		For	Against		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.  We do not support this item. In this instance, the non-auditing consulting fees are more than 25 percent of total fees paid. As such, we will vote against the company’s auditor. We believe the integrity of the auditor’s relationship with the company is compromised when a firm is paid excessive consulting fees on top of those paid for auditing services. This arrangement has the potential to open the auditor process to a wide range of conflicts of interest.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	3	Approve Executive Incentive Bonus Plan		For	Against		Mgmt

Though we commend the company on its effort to link cash bonuses and stock grants with clearly defined performance criteria, the plan’s annual individual award limit exceeds our guidelines for executive incentive programs. As such, this plan has the potential to negatively impact shareholder value beyond a reasonable level. Therefore, we do not support this item.

	4	Limit Executive Compensation		Against	For		ShrHoldr
We believe that this proposal is worthwhile and sends a clear message on the importance of fair pay clearly linked to performance.
	5	Report on Drug Pricing		Against	Against		ShrHoldr

We would support a shareholder proposal requesting the company to adopt a special pricing cap for a specific drug in a region (for example AIDS and Africa) based on a clear, and predetermined, dollar-based formula. We acknowledgethat the dynamics of global pharmaceutical pricing could pose significant difficulties. Some of this difficult pricing relates to the varying marketplace and regulatory conditions operating in different regions around the world which ultimately impact final drug costs. International operations are also subject to a significant degree of government regulation not found in the United States. Many countries, directly or indirectly, control the selling price of most healthcare products. At the same time, currency fluctuations can also impact the cost of drugs from one country to the next. We believe that this proposal does not warrant pricing restrictions in the U.S. market at this point in time.  We will continue to monitor this issue in the future and will revise our policy accordingly.

05/05/04 - A	EMC Corp. *EMC*		268648102			03/08/04		30,500
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director John R. Egan		Withhold

The composition of the board does not meet our standard for board and committee independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR director nominee David N. Strohm, but WITHHOLD votes from insider Michael C. Ruettgers, and affiliated outsider John R. Egan for lack of a two-thirds majority independent board. We will also WITHHOLD votes from Mr. Ruettgers for serving as a non-independent chairman of the board.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.2	Elect Director Michael C. Ruettgers		Withhold
	1.3	Elect Director David N. Strohm		For
	2	Amend Omnibus Stock Plan		For	Against		Mgmt

We do not support this plan. The company’s potential Voting Power Dilution (VPD) for all incentive plans is 12.47%, which exceeds our guidelines. Proposals that add to a company’s VPD can potentially dilute the voting interests of common shareholders. In addition, the company does not fully expense its stock options. Given their current accounting treatment of not being charged as an expense against earnings, stock options have been the ultimate tax dodge for companies wishing to lavishly compensate employees. Misused stock options can give executives perverse incentives to inflate their company’s earnings or make irresponsibly optimistic forecasts in order to keep stock prices high and their paychecks gargantuan. Numerous companies have chosen to acknowledge the distortion to reported earnings caused by the non-expensing of options and have elected to expense options going forward. We believe EMC Corp. should follow suit, to better reflect the company’s true earnings and provide additional discipline against overuse.

	3	Amend Employee Stock Purchase Plan		For	For		Mgmt

PVS generally supports broad-based employee stock purchase plans as a means of linking shareholder interests with those of company employees. This plan qualifies as an employee stock purchase plan under Section 423 of the Internal Revenue Code. This plan has a reasonable employee purchasing cap and contains a predetermined offering period. As such, this ESPP meets our guidelines.

	4	Ratify Auditors		For	For		Mgmt
We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.
	5	Limit Executive Compensation		Against	For		ShrHoldr

Given the exponential rise of executive salaries over the past decade and excessive dilution levels, we support shareholder proposals calling for substantial reform in this area, particularly with regard to overly excessive executive pay. We believe that the limitations set forth in this proposal are worthwhile and send a clear message on the importance of fair pay clearly linked to performance. Therefore, we will support this item.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

02/03/04 - A	Emerson Electric Co. *EMR*		291011104			11/24/03		14,500
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director C. Fernandez G.		For

The composition of the board does not meet our standard for board and committee independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR the director nominees with the exception of insider C.F. Knight, from whom we will WITHHOLD votes for lack of a two-thirds majority independent board.

	1.2	Elect Director C.F. Knight		Withhold

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	1.3	Elect Director G.A. Lodge		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	1.4	Elect Director R.L. Ridgway		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	1.5	Elect Director E.E. Whitacre, Jr.		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	2	Approve Executive Incentive Bonus Plan		For	Against		Mgmt

Though we commend the company on its effort to link cash bonuses with clearly defined performance criteria, the plan’s annual individual award limit has not been specified in this instance. As such, this plan has the potential to negatively impact shareholder value beyond a reasonable level. Therefore, we do not support this item.

	3	Ratify Auditors		For	Against		Mgmt

We do not support this item. In this instance, the non-auditing consulting fees are more than 25 percent of total fees paid. As such, we will vote against the company’s auditor. We believe the integrity of the auditor’s relationship with the company is compromised when a firm is paid excessive consulting fees on top of those paid for auditing services. This arrangement has the potential to open the auditor process to a wide range of conflicts of interest.

11/17/03 - A	* Ethan Allen Interiors Inc. *ETH*		297602104			09/26/03		6,927
	1	Elect Director Frank G. Wisner		For	For		Mgmt
We will vote FOR Frank G. Wisner.
	2	Ratify Auditors		For	For		Mgmt
We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.

04/27/04 - A	Exelon Corp. *EXC*		30161N101			03/01/04		2,800
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Nicholas DeBenedictis		For
The director nominees meet our guidelines.
	1.2	Elect Director G. Fred Dibona, Jr.		For
	1.3	Elect Director Sue L. Gin		For
	1.4	Elect Director Edgar D. Jannotta		For
	2	Ratify Auditors		For	For		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.  We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	3	Approve Executive Incentive Bonus Plan		For	Against		Mgmt

Though we commend the company on its effort to link cash bonuses and stock grants with clearly defined performance criteria, the plan’s annual individual award limit of $5 million exceeds our guidelines for executive incentive programs. As such, this plan has the potential to negatively impact shareholder value beyond a reasonable level. Therefore, we do not support this item.

05/26/04 - A	Exxon Mobil Corp. *XOM*		30231G102			04/05/04		136,968
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Michael J. Boskin		For

The composition of the board does not meet our standard for board and committee independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR the director nominees with the exception of insiders Lee R. Raymond, Rex W. Tillerson and Harry J. Longwell, and affiliated outsiders Marilyn Carlson Nelson, Philip E. Lippincott and William R. Howell, from whom we will WITHHOLD votes for lack of a two-thirds majority independent board. We will also WITHHOLD votes from Mr. Howell for standing as an affiliated outsider on the Audit, Compensation and Nominating committees, from Mr. Lippincott for standing as an affiliated outsider on the Nominating Committee, from Mr. Raymond for serving as both chairman and CEO, and from Ms. Nelson for standing as an affiliated outsider on the Audit and Nominating committees and for questions surrounding her role as director at Qwest.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.2	Elect Director James R. Houghton		For
	1.3	Elect Director William R. Howell		Withhold
	1.4	Elect Director Reatha Clark King		For
	1.5	Elect Director Philip E. Lippincott		Withhold
	1.6	Elect Director Harry J. Longwell		Withhold
	1.7	Elect Director Henry A. McKinnell, Jr.		For
	1.8	Elect Director Marilyn Carlson Nelson		Withhold
	1.9	Elect Director Lee R. Raymond		Withhold
	1.10	Elect Director Walter V. Shipley		For
	1.11	Elect Director Rex W. Tillerson		Withhold
	2	Ratify Auditors		For	For		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely. We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.

	3	Approve Non-Employee Director Restricted Stock Plan		For	For		Mgmt
We support this plan. The company’s potential Voting Power Dilution (VPD) for all incentive plans is 6.26%, which meets our guidelines.
	4	Affirm Political Nonpartisanship		Against	For		ShrHoldr

We support this resolution. As it is written, the proponent is not asking the company to undertake a single activity or recommending a policy position in regard to its political action contributions and/or affiliations. Instead, this resolution asks that the company refrain from five activities. The five requests laid out in this proposal deal not with policy but rather procedural issues. Moreover, the proponent’s requests are specific and provide clear direction for management on this issue. We believe employees should not be put in position where professional goodwill within the corporation could be jeopardized as a result of political beliefs. Responsible employment practices should protect workers from an environment characterized by political indoctrination. Furthermore, we concur that in today’s political scene, a corporation would be wise to maintain a politically neutral stance so as to avoid potentially embarrassing conflicts of interests that could negatively impact the company’s brand name with consumers. This proposal effectively represents sound employment practices by preserving the right of workers for free association.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	5	Report on Political Contributions/Activities		Against	For		ShrHoldr
	6	Report on Equatorial Guinea		Against	For		ShrHoldr

In this case, the proposal asks for detailed disclosure on Exxon Mobil’s operations in Equatorial Guinea as well as a public response to allegations made by a nationally aired television program. PVS advocates transparency into company operations that increases shareholder understanding of the risks and opportunities placed on the company. We do not believe, as the company does, that the objectives of this report are “vague and undefined.” Contrariwise, we believe the requests set forth in this proposal are specific and realistic enough for management to pursue, and that disclosure of this information will undoubtedly provide shareholders with adequate information to assess the risks related to the company’s operations in Equatorial Guinea and allow shareholders to evaluate the company’s policies and procedures in place to mitigate such risks. Additionally, as Exxon Mobil has already disclosed some of the requested information in some detail (such as explaining the royalties and tax payments that are made to Equatorial Guinea, financial support for social programs in that company, and the general logic behind the structure of the company’s Production Sharing Contract with the government) in press releases, corporate reports, and other sections of the company’s website, we do not believe producing this report would pose a burden to the company, and disagree with the company’s position that provision of the requested information in its entirety would be duplicative or unnecessary. The company asserts that it “condemns human rights violations in any form,” as dictated by policies discussed in its Standards of Business Conduct, and has reiterated its commitment to honest and ethical behavior. Therefore, it is reasonable to conclude from management’s response that since Exxon Mobil considers the issues requested in the report as an objective it is committed to, then it should have no problem compiling already existing information and publishing its policies on operations in Equatorial Guinea. Furthermore, we feel it is in the company’s public relations best interests to respond forthrightly to the questions posed by the 60 minutes segment in a manner that dispels any perception of collusion between the company and Equatorial Guinea’s leadership, or any appearance of tacit acquiescence to wrongdoing by the government of Equatorial Guinea. We support the adoption of this proposal as we believe it tallies with management’s commitment to human rights standards, and is in the best interests of Exxon Mobil and its shareholders.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	7	Separate Chairman and CEO Positions		Against	For		ShrHoldr

We agree with proponent and recommend a vote in favor of this proposal. The Board’s recommendation against the proposal fails to address the inherent conflict when the same individual serves as both Chairman and CEO. We believe that a Board functions best when its Chairman is not its CEO for it is far less likely that the CEO may dominate the Board, inhibit aggressive questioning of management, or otherwise interfere with the Board fulfilling its oversight functions. For these reasons we recommend a vote FOR this shareholder proposal.

	8	Prohibit Awards to Executives		Against	Against		ShrHoldr

PVS Conclusion Even though we support the general spirit in which this resolution was drafted and agree with the rationale behind the proponent’s argument, we cannot support this request in its current form. While we recognize that there is some evidence that would indicate that the termination of rights, options, SARs and severance packages could possibly mitigate the disconnect between executive pay and performance, we believe this particular request could prove too restrictive for the board in determining both current and future remuneration policies as it would prohibit executives from being remunerated with stock options and severance payments regardless of the company’s performance. As such, we will not support this proposal.

	9	Report on Stock Option Distribution by Race and Gender		Against	For		ShrHoldr

While we recognize that the company has made substantial efforts to address the issue of workplace diversity across the company, and that there is some level of racial and gender diversity on the company’s board and in senior management, we believe shareholders should be wary of the high costs of violating federal laws that prohibit discrimination by corporations, which can affect corporate earnings and erode shareholder value. In this case, the proponent has requested a report on the distribution of stock options to women and minority employees. Although the company argues that publishing a report on the distribution of equity compensation awards in terms of U.S. ethnic categories might be inappropriate given the global nature of the awards, we do not believe this reasoning should preclude affording shareholders the merits of increased transparency beneficial to long-term shareholder value. Furthermore, given Exxon Mobil’s commitment to racial and gender diversity and that the company already discloses much of the information requested by the proponent, we do not believe availing the requested report to shareholders will be unduly burdensome or prohibitively expensive to the Company. We will support this proposal to increase disclosure and transparency at Exxon Mobil.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	10	Amend EEO Statement to Include Reference to Sexual Orientation		Against	For		ShrHoldr

PVS generally believes that companies should have policies in place to prevent workplace discrimination, as instances of discrimination can be costly to companies in the form of high turnover, fines, and litigation. Workplace discrimination can result in real costs to corporations, and therefore can impact shareholder value. In our view, shareholders should consider voting in support of proposals that ask a company to adopt an anti-discrimination policy which, as requested in this particular proposal, is fair and reasonable. Such action makes good business sense, as studies have indicated that workforce diversity strategies can have a positive impact on company performance through enhanced corporate performance, reduced turnover, increased job satisfaction and employee morale, decreased vulnerability to legal challenges, and enhanced reputation. In light of potential costs and legal implications arising from discrimination, the high number of companies with policies referencing sexual orientation, and the low costs involved in amending EEO policies, PVS believes that requests to amend EEO policies to specifically reference sexual orientation are generally supportable, unless a company can demonstrate that the change would result in significant costs to the company. In this case, we note that the company has had substantial controversy surrounding its adoption of its current EEO policy over the policies of its predecessor, Mobil. Exxon Mobil clearly does have existing programs and policies that demonstrate the company’s stance on discrimination on the basis of sexual orientation, but those policies have failed to alleviate the negative publicity and controversy surrounding this issue. The company’s current EEO statement and the negative press associated with it has already led to boycotts and may prevent the company from attracting and retaining talented employees who might otherwise seek employment at the company. Such conditions could affect the financial performance of the company. Furthermore, the company has not identified any resulting costs to the company of including such a reference in its EEO policy. A significant number of the company’s peers do include such language in their EEO statements. Moreover, by not referencing sexual orientation in the post-merger company’s EEO statement, the company has created unnecessary controversy. While the company goes to great lengths to discuss its existing prohibition on discrimination on the basis of sexual orientation in certain company publications, this controversy could be easily mitigated by simply adding that language back into its EEO statement. Given the fact that company’s competitors reference sexual orientation discrimination in their EEO statements and the fact that Mobil did explicitly bar this type of discrimination in its EEO statement prior to the merger with Exxon, we believe that the company should amend its EEO to explicitly prohibit discrimination based on sexual orientation.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	11	Report on Climate Change Research		Against	For		ShrHoldr

PVS agrees that companies should address the financial risks associated with the issue of climate change, and notes that Exxon Mobil and its subsidiaries have been the subject of controversy or boycotts from environmental groups due to their stance on issues of climate science. In this case, we recognize that Exxon Mobil has reported on environmental issues including emissions and other EHS issues in its Corporate Citizenship Reports, through its Report on Energy Trends, Greenhouse Gas Emissions and Alternative Energy, and on its website. We encourage the company to continue with its efforts to improve disclosure of information on issues of concern to shareholders. While the

Mtg Date/Type	Company/ Ballot Issues	Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

company does provide some of the information requested in reports and on its website, this disclosure does not specifically address all of the concerns set forth by this proposal, such as information supporting Exxon Mobil’s stated policy on climate change science and the company’s research and statements that refute climate change research studies by the IPCC and NAS. We note that public statements by Exxon Mobil on IPCC reports are limited and largely date back to speeches made by company executives and directors over three years ago. PVS takes issue with the fact that while many corporations in industries that are faced with issues related to climate change have accepted IPCC and NAS studies as fact and responded to varying degrees with increased disclosure or specific initiatives aimed at addressing shareholder concerns, Exxon Mobil has taken the retrograde stance that climate science is still a “work in progress” with some gaps in the research and frequent developments or discoveries of new information. We beg to differ with this notion, which we view as an impediment to addressing the issues of climate change as a whole, and one likely to injure shareholder value in the long-term. While climate change studies are ongoing, as are other studies in issues affecting various industries, we are of the opinion that findings from these studies are meritorious and deservedly warrant recognition. We believe that research “works-in-progress” should not negligently be discarded as such, or jettisoned without valid and publicly disclosed counterarguments, and feel that taking a proactive and preemptive stance on issues that have been shown, demonstrably, as likely to be potentially deleterious to both companies and their shareholders from a financial standpoint is the prudent and appropriate approach to take. Furthermore, while the company reinforces its position that renewable energy is not an economically viable option now or, in its estimation, in the near future, and that information requested by this proposal would be impractical, the company, in its filings to the SEC, acknowledges potential financial risks from changes to emissions laws and regulations related to climate change. In further examining Exxon Mobil’s claims of environmental stewardship vis- ?-vis its actual practices, we point out that the company touts its investments in the launch of the Stanford University’s Global Climate and Energy Project (GCEP) while at the same time opting not to participate in GCEP’s low-emissions or hydrogen utilization and carbon

Mtg Date/Type	Company/ Ballot Issues	Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

capture technologies, which it labels as speculative tools that are currently unprofitable. On renewable energies, considered to be a significant contributor to meeting energy demand by 2020, the company states that such resources are uneconomical at this time without government subsidies, and that it will invest in renewables only if they are profitable. Again, PVS believes it is sensible and practical for companies to consider and plan for future contingencies in advance, profitability notwithstanding, as taking a “wait and see” or “ head-in-sand “ approach may result in erosion of shareholder value as the company plays what is likely to be an expensive game of catch-up to peers or to be in compliance with future capital intensive environmental regulations as the issue evolves. Given that the company already appears to have undertaken some assessment of issues pertaining to emissions and climate change, we believe that incorporating the additional information requested by the proponent into a report to shareholders would not be overly costly or problematic, especially since the proposal clearly states that the report should be prepared at reasonable cost and excluding proprietary information. The expansion of the company’s existing disclosure on this issue to encompass a more comprehensive discussion of the risks associated with the issue of climate change would enrich the company’s existing discussion of its position and approach to the issue. We believe that approval of this proposal will demonstrate company’s commitment to addressing the risks and concerns of greenhouse gases and climate change. As the uncertainty surrounding greenhouse gas emissions continues to be a significant concern for investors and corporations alike, we believe that the requested report will give shareholders the opportunity to better assess such risk. In supporting this proposal, we recognize that the intent of the proposal is not to require the company to compile information from every study available related to climate science, and disagree with the company’s claims that publication of the requested information would likely require the publication of a substantial volume of information, given Exxon Mobil’s stated position that the findings of many of these studies are ultimately inconclusive and that further research on the matter is required. In our view, as the requested report will help shareholders better understand the company’s position on the issue and the potential impact the company’s policies may have on their investment, and the report will ensure continued efforts to address the issues associated with greenh+

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

01/15/04 - A	* Family Dollar Stores, Inc. *FDO*		307000109			11/24/03		4,300
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Howard R. Levine		Withhold
We will vote FOR the director nominees with the exception of Howard R. Levine, from whom we will WITHHOLD votes for serving as chairman and CEO.
	1.2	Elect Director George R. Mahoney, Jr.		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	1.3	Elect Director Mark R. Bernstein		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	1.4	Elect Director Sharon Allred Decker		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	1.5	Elect Director Edward C. Dolby		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.6	Elect Director Glenn A. Eisenberg		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	1.7	Elect Director James G. Martin		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	2	Approve Non-Employee Director Stock Option Plan		For	For		Mgmt
We support this plan. The company’s potential Voting Power Dilution (VPD) for all incentive plans is 6.63%, which meets our guidelines.
	3	Ratify Auditors		For	Against		Mgmt

We do not support this item. In this instance, the non-auditing consulting fees are more than 25 percent of total fees paid. As such, we will vote against the company’s auditor. We believe the integrity of the auditor’s relationship with the company is compromised when a firm is paid excessive consulting fees on top of those paid for auditing services. This arrangement has the potential to open the auditor process to a wide range of conflicts of interest.

05/25/04 - A	Fannie Mae *FNM*		313586109			04/06/04		11,200
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Stephen B. Ashley		For

The composition of the board does not meet our standard for board and committee independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR the director nominees with the exception of H. Patrick Swygert, Franklin D. Raines, Daniel H. Mudd, Timothy Howard, Thomas P. Gerrity and Kenneth M. Duberstein, from whom we will WITHHOLD votes for lack of a two-thirds majority independent board. We will also WITHHOLD votes from Thomas P. Gerrity for serving as an affiliated outsider on a key board committee. In addition, we will WITHHOLD votes from Franklin D. Raines for serving as both chairman and CEO.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.2	Elect Director Kenneth M. Duberstein		Withhold
	1.3	Elect Director Thomas P. Gerrity		Withhold
	1.4	Elect Director Timothy Howard		Withhold
	1.5	Elect Director Ann Korologos		For
	1.6	Elect Director Frederic V. Malek		For
	1.7	Elect Director Donald B. Marron		For
	1.8	Elect Director Daniel H. Mudd		Withhold
	1.9	Elect Director Anne M. Mulcahy		For
	1.10	Elect Director Joe K. Pickett		For
	1.11	Elect Director Leslie Rahl		For
	1.12	Elect Director Franklin D. Raines		Withhold
	1.13	Elect Director H. Patrick Swygert		Withhold
	2	Ratify Auditors		For	For		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.  We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.

	3	Amend Employee Stock Purchase Plan		For	For		Mgmt

PVS generally supports broad-based employee stock purchase plans as a means of linking shareholder interests with those of company employees. This plan qualifies as an employee stock purchase plan under Section 423 of the Internal Revenue Code. This plan has a reasonable employee purchasing cap and contains a predetermined offering period. As such, this ESPP meets our guidelines.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	4	Provide for Cumulative Voting		Against	For		ShrHoldr

Cumulative voting permits shareholders to apportion the total number of votes they have in any way they wish among board candidates. This voting right ensures that the will of minority shareholders is supported because it enables them to elect one or more candidates who will represent their specific interests. This has the benefit of enhancing overall board diversity and representation for all shareholders.

05/21/04 - A	Federated Department Stores, Inc. *FD*		31410H101			04/02/04		1,600
	1	Elect Directors		For	Withhold		Mgmt
	1.1	Elect Director Sara Levinson		Withhold

The director nominees do not meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from affiliated outsiders Karl M. von der Heyden and Joseph Neubauer, for lack of a two-thirds majority independent board. We will also WITHHOLD votes from Joseph Neubauer for serving as an affiliated outsider on key board committees, and from the entire slate of director nominees for failure to implement the declassification of the board proposal.

	1.2	Elect Director Joseph Neubauer		Withhold
	1.3	Elect Director Joseph A. Pichler		Withhold
	1.4	Elect Director Karl M. von der Heyden		Withhold
	2	Ratify Auditors		For	For		Mgmt
We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.
	3	Amend Omnibus Stock Plan		For	Against		Mgmt

We do not support this plan. The company’s potential Voting Power Dilution (VPD) for all incentive plans is 15.49%, which exceeds our guidelines. Proposals that add to a company’s VPD can potentially dilute the voting interests of common shareholders. In addition, the company does not fully expense its stock options. Given their current accounting treatment of not being charged as an expense against earnings, stock options have been the ultimate tax dodge for companies wishing to lavishly compensate employees. Misused stock options can give executives perverse incentives to inflate their company’s earnings or make irresponsibly optimistic forecasts in order to keep stock prices high and their paychecks gargantuan. Numerous companies have chosen to acknowledge the distortion to reported earnings caused by the non-expensing of options and have elected to expense options going forward. We believe Federated Department Stores, Inc. should follow suit, to better reflect the company’s true earnings and provide additional discipline against overuse.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	4	Declassify the Board of Directors		Against	For		ShrHoldr

PVS supports shareholder proposals calling for the repeal of a company’s classified board structure and for the annual election of all directors under a single slate. The ability to elect directors is the single most important use of the shareholder franchise, and we firmly believe all directors should be accountable on an annual basis. A classified board can entrench management and effectively preclude most takeover bids or proxy contests. Board classification forces dissidents and would-be acquirers to negotiate with the incumbent board, which has the authority to decide on offers without a shareholder vote. Managers generally believe that staggered boards provide continuity, but empirical evidence has suggested that such a structure is not in shareholders’ best interests from a financial perspective. We, therefore, support the declassification of a company’s board. PVS also notes that this proposal has received a majority of votes cast at the company’s previous 4 annual meetings, we will withhold votes from all director nominees that have been directors during the past 4 years.

03/23/04 - A	Fifth Third Bancorp *FITB*		316773100			01/30/04		8,100
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Darryl F. Allen		For
The director nominees meet our guidelines.
	1.2	Elect Director Allen M. Hill		For
	1.3	Elect Director Dr Mitchel D Livingston		For

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.4	Elect Director Hendrik G. Meijer		For
	1.5	Elect Director James E. Rogers		For
	2	Approve Omnibus Stock Plan		For	Against		Mgmt

Although the potential Voting Power Dilution (VPD) for all incentive plans of 9.68% meets our guidelines, the company does not fully expense its stock options. Given their current accounting treatment of not being charged as an expense against earnings, stock options have been the ultimate tax dodge for companies wishing to lavishly compensate employees. Misused stock options can give executives an incentive to inflate their company’s earnings or make irresponsibly optimistic forecasts in order to keep stock prices high and their paychecks gargantuan. Numerous companies have chosen to acknowledge the distortion to reported earnings caused by the non-expensing of options and have elected to expense options going forward. We believe Fifth Third Bancorp should follow suit, in accordance with our guidelines.

	3	Ratify Auditors		For	Against		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely. We do not support this item. In this instance, the non-auditing consulting fees are more than 25 percent of total fees paid. As such, we will vote against the company’s auditor. We believe the integrity of the auditor’s relationship with the company is compromised when a firm is paid excessive consulting fees on top of those paid for auditing services. This arrangement has the potential to open the auditor process to a wide range of conflicts of interest.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	4	Adopt Sexual Orientation Non-Discrimination Policy		None	For		ShrHoldr

PVS believes that companies should have policies in place that prevent workplace discrimination in all of its forms. Such discrimination can lead to costly litigation and fines, low employee morale or increased employee turnover, a limited pool of potentially qualified employee prospects, and the alienation of certain client markets. These factors all translate to real financial losses and strategic disadvantage for the company. Moreover, several studies have indicated that companies with specific policies prohibiting discrimination based on sexual orientation benefit from positive performance directly resulting from the implementation of these policies. Additionally, many of Fifth Third Bancorp’s industry peers have already taken steps to introduce policies similar to those recommended by the proponent. As such, we believe that proposals requesting the addition of sexual orientation to the company’s EEO statement are supportable in the absence of quantifiable evidence that such changes would be costly or unreasonably burdensome to adopt. Notably in this case, management did not provide a reply to the resolution and opted not to provide a vote recommendation on this agenda item. Therefore, considering the absence of strong opposition from the company and the level of support for similar policies among the company’s industry peers, and noting the substantial benefits that may be recognized by amending an EEO statement to include language prohibiting discrimination based on sexual orientation, we will support this proposal.

10/28/03 - S	* First Data Corp. *FDC*		319963104			09/08/03		4,200
	1	Approve Merger Agreement		For	For		Mgmt

Conclusion: The deal has a strong strategic rationale: the combined company would have a dominant position in the debit card market and is expected to generate annual synergies of $230 million by 2005. The premium paid for Concord is still below Concord’s valuation with synergies according to the advisors’ opinion and the deal is expected to be accretive in 2005. Based on these reasons, we support the merger.

05/19/04 - A	First Data Corp. *FDC*		319963104			03/22/04		6,536
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Henry C. Duques		Withhold

The composition of the board does not meet our standard for board and committee independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR director nominee Joan E. Spero, but WITHHOLD votes from Richard P. Kiphart, Charles T. Fote and Henry C. Duques for lack of a two-thirds majority independent board. We will also WITHHOLD votes from Charles T. Fote for serving as both chairman and CEO.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.2	Elect Director Charles T. Fote		Withhold
	1.3	Elect Director Richard P. Kiphart		Withhold
	1.4	Elect Director Joan E. Spero		For
	2	Ratify Auditors		For	For		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.  We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.

04/20/04 - A	First Horizon National Corp *FHN*		337162101			02/27/04		800
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Robert C. Blattberg		Withhold

The composition of the board does not meet our standard for board and committee independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR director nominee Mary F. Sammons, but WITHHOLD votes from insider J. Kenneth Glass, and affiliated outsiders Luke Yancy III, Michael D. Rose and Robert C. Blattberg for lack of a two-thirds majority independent board. We will also WITHHOLD votes from Mr. Blattberg for serving as an affiliated outsider on the Compensation and Nominating committees, from Mr. Yancy for serving as an affiliated outsider on the Audit Committee, and from Mr. Glass for serving as both chairman and CEO.

	1.2	Elect Director J. Kenneth Glass		Withhold
	1.3	Elect Director Michael D. Rose		Withhold

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.4	Elect Director Luke Yancy III		Withhold
	1.5	Elect Director Mary F. Sammons		For
	2	Change Company Name		For	For		Mgmt
Because it is unlikely that the name change would have a negative financial impact on the company, we will support this proposal.
	3	Amend Omnibus Stock Plan		For	Against		Mgmt

We do not support this plan. The company’s potential Voting Power Dilution (VPD) for all incentive plans is 16.94%, which exceeds our guidelines. Proposals that add to a company’s VPD can potentially dilute the voting interests of common shareholders. In addition, the company does not fully expense its stock options. Given their current accounting treatment of not being charged as an expense against earnings, stock options have been the ultimate tax dodge for companies wishing to lavishly compensate employees. Misused stock options can give executives perverse incentives to inflate their company’s earnings or make irresponsibly optimistic forecasts in order to keep stock prices high and their paychecks gargantuan. Numerous companies have chosen to acknowledge the distortion to reported earnings caused by the non-expensing of options and have elected to expense options going forward. We believe First Tennessee National Corp. should follow suit, to better reflect the company’s true earnings and provide additional discipline against overuse.

	4	Ratify Auditors		For	For		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely. We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

03/17/04 - S	FleetBoston Financial Corp.		339030108			01/26/04		12,055
	1	Approve Merger Agreement		For	For		Mgmt

Conclusion Fleet shareholders will own 28 percent of the combined company, will keep the chairman position and 36 percent representation on the combined board, which is above Fleet’s contribution to earnings and equity. By integrating Fleet’s concentrated presence in the wealthy New England markets, the combined company will achieve an enhanced footprint with leading market presence in 21 of the 29 states. As our analysis indicates, Fleet shareholders are likely to receive the full benefits of the cost savings upfront as merger premium. In aggregate, the deal positions BAC as the top three bank, improving its competitive position as a large, diversified bank with improved prospects for profitability, driven by scale. Given the strategic benefits of the transaction and the full premium received by Fleet shareholders, we will vote in favor of the transaction.

	2	Adjourn Meeting		For	Against		Mgmt
Once their votes have been cast, there is no justification for spending more money to continue pressing shareholders for more votes. We do not support this request.

05/13/04 - A	Ford Motor Company *F*		345370860			03/17/04		44,621
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director John R. H. Bond		Withhold

The composition of the board does not meet our standard for board and committee independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR the director nominees with the exception of Nicholas V. Scheele, Robert E. Rubin, Carl E. Reichardt, Ellen R. Marram, Irvine O. Hockaday, Jr., William Clay Ford, Jr., William Clay Ford, Edsel B. Ford II and John R. H. Bond, from whom we will WITHHOLD votes for lack of a two-thirds majority independent board. We will also WITHHOLD votes from Ellen R. Marram, Irvine O. Hockaday, Jr., John R. H. Bond and Robert E. Rubin for serving as affiliated outsiders on key board committees. In addition, we will WITHHOLD votes from William Clay Ford, Jr. for serving as both chairman and CEO.

	1.2	Elect Director Stephen G. Butler		For

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.3	Elect Director Kimberly A. Casiano		For
	1.4	Elect Director Edsel B. Ford II		Withhold
	1.5	Elect Director William Clay Ford		Withhold
	1.6	Elect Director William Clay Ford, Jr.		Withhold
	1.7	Elect Director Irvine O. Hockaday, Jr.		Withhold
	1.8	Elect Director Marie-Josee Kravis		For
	1.9	Elect Director Richard A. Manoogian		For
	1.10	Elect Director Ellen R. Marram		Withhold
	1.11	Elect Director Homer A. Neal		For
	1.12	Elect Director Jorma Ollila		For
	1.13	Elect Director Carl E. Reichardt		Withhold
	1.14	Elect Director Robert E. Rubin		Withhold
	1.15	Elect Director Nicholas V. Scheele		Withhold
	1.16	Elect Director John L. Thornton		For
	2	Ratify Auditors		For	Against		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely. We do not support this item. In this instance, the non-auditing consulting fees are more than 25 percent of total fees paid. As such, we will vote against the company’s auditor. We believe the integrity of the auditor’s relationship with the company is compromised when a firm is paid excessive consulting fees on top of those paid for auditing services. This arrangement has the potential to open the auditor process to a wide range of conflicts of interest.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	3	Increase Disclosure of Executive Compensation		Against	For		ShrHoldr

PVS generally supports shareholder requests calling for better disclosure of executive compensation. Executive pay is a major theme of shareholder proposals this season. Investor fury over exorbitant executive paychecks has manifested itself in proxy initiatives at numerous companies over executive compensation. Shareholder proponents argue that compensation packages at U.S. firms have skyrocketed in great disproportion to the increase in wages enjoyed by the average U.S. worker. Shareholder proponents believe companies should address this issue and believe that both social and financial consideration need to be taken into account when evaluating executive pay. During the 1980s, the average CEO of a major corporation made 42 times the pay of a typical American factory worker. This ratio is now a staggering 400-and-some times the average factory wage. Given the overall poor performance of companies over the last three years, a disclosure of pay practices seems warranted. We do not believe it will in anyway be overly burdensome of difficult to the company to disclose the names of anyone making in excess of $250,000. We support this reasonable compensation reporting request.

	4	Establish Other Board Committee		Against	For		ShrHoldr

The committee established in December 2002 only reviewed the shareholder demand regarding the proceeds from the IPO allocation, and did not evaluate other potential conflicts of interest between family shareholders and non-family shareholders. Due to Ford family’s substantial voting control of the company, potential conflict of interests may arise in the future. The committee suggested by the proponent may serve as a mechanism to ensure that common shareholders are treated fairly vis-a-vis Ford family shareholders, should such a conflict of interest arise. In light of our concerns with the IPO allocation and the recapitalization plan, we support this nonbinding proposal.

	5	Prohibit Awards to Executives		Against	Against		ShrHoldr

PVS believes that top five compensation should be linked to the company’s performance. If the company has met or exceeded the target performance level, executives should be remunerated for their efforts. Although we agree with the principle of pay-for-performance in setting executive pay, we believe that the cessation of all rights, options, SARs, and possible severance payments to top five management: (1) does not resolve potential disconnects between pay and performance and (2) would be unduly restrictive with respect to the company’s compensation strategies. As such, we will vote AGAINST this proposal.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	6	Amend By Laws Relating to Board Independence		Against	For		ShrHoldr

According to PVS director classifications, only seven of the 16 directors are independent. PVS prefers that a board be two-thirds independent. Although this proposal does not address the lack of independence on the board, we believe it can help limit the number of non-independent directors on the board. Should the proposal be passed at the present time, two insiders on the board would have to stand down. We believe this proposal sends a strong message to management that action needs to be taken to insure the board is two-thirds majority independent, and without conflicts of interest that are derived from insiders on the board or the Ford family members.

	7	Report on Greenhouse Gas Emissions		Against	For		ShrHoldr

In this case, Ford Motor Company provides some disclosure on environmental topics in its Environment, Health & Safety brochure, public filings, environmental sections of the company’s web site. However, PVS notes that aside from the Ford Motor Company’s voluntary reporting, this information is generally broad in scope and does not discuss company performance in significant detail. Further, while we commend the company for its programs to address greenhouse gas emissions to date and commitments to future activities and transparency initiatives, we note that current communication of these policies and programs comprehensive as some companies in the industry. Considering these facts, PVS believes that evaluating company policies on this issue and publicizing the findings in a report would be in line with the company’s commitment to long-term environmental stewardship and in the best long-term interests of shareholders.

08/11/03 - A	* Forest Laboratories, Inc. *FRX*		345838106			06/20/03		4,400
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Howard Solomon		Withhold

We will vote FOR the directors with the exceptions of affiliated outsiders Phillip Satow and Kenneth Goodman, and insider Howard Solomon, from whom we will WITHHOLD votes for failure to establish an independent nominating committee. We will also WITHHOLD votes from Mr. Satow for standing on the Audit Committee and from Mr. Solomon for serving as chairman and CEO.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.2	Elect Director William J. Candee, III		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	1.3	Elect Director George S. Cohan		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	1.4	Elect Director Dan L. Goldwasser		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	1.5	Elect Director Lester B. Salans, M.D.		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	1.6	Elect Director Kenneth E. Goodman		Withhold

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.7	Elect Director Phillip M. Satow		Withhold

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	2	Increase Authorized Common Stock		For	Against		Mgmt

We do not support this plan. The number of additional authorized common shares sought in this proposal exceeds our guidelines. As a policy, PVS will not support increases in authorized common shares of this magnitude, unless the company has offered a specific and reasonable purpose for the additional shares. In this case, the company has not offered a specific reason for the share increase. Large increases in authorized common stock may be used for anti-takeover devices or to fund undesirable increases in executive stock options without shareholder approval.

	3	Ratify Auditors		For	For		Mgmt
We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.

03/31/04 - A	Freddie Mac *FRE*		313400301			02/20/04		6,600
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Joan E. Donoghue		Withhold

The composition of the board does not meet our standard for board and committee independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR the director nominees with the exception of insiders Richard F. Syron and Joan E. Donoghue, and affiliated outsiders William J. Turner, Christina Seix, Donald J. Schuenke, Ronald F. Poe, John B. Mccoy, Henry Kaufman and George D. Gould, from whom we will WITHHOLD votes for lack of a two-thirds majority independent board. We will also WITHHOLD votes from Messrs. Poe and Turner for serving as affiliated outsiders on the Audit Committee, from Messrs. Schuenke and Mccoy for serving as affiliated outsiders on the Compensation and Nominating committees, and from Mr. Syron for serving as both Chairman and CEO.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.2	Elect Director Michelle Engler		For
	1.3	Elect Director Richard Karl Goeltz		For
	1.4	Elect Director George D. Gould		Withhold
	1.5	Elect Director Henry Kaufman		Withhold
	1.6	Elect Director John B. Mccoy		Withhold
	1.7	Elect Director Shaun F. O’Malley		For
	1.8	Elect Director Ronald F. Poe		Withhold
	1.9	Elect Director Stephen A. Ross		For
	1.10	Elect Director Donald J. Schuenke		Withhold
	1.11	Elect Director Christina Seix		Withhold
	1.12	Elect Director Richard F. Syron		Withhold
	1.13	Elect Director William J. Turner		Withhold
	2	Ratify Auditors		For	For		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.  We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.

05/05/04 - A	General Dynamics Corp. *GD*		369550108			03/12/04		7,100
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Nicholas D. Chabraja		Withhold

We will vote FOR the director nominees, with the exception of Audit Committee members Carl E. Mundy, Jr., George A. Joulwan, William P. Fricks and Mr. Crown, from whom we will WITHHOLD votes for neglecting to include auditor ratification on the ballot. We will also WITHHOLD votes from James S. Crown for serving as an affiliated outsider on the Audit, Compensation and Nominating committees, from Charles H. Goodman for serving as an affiliated outsider on the Compensation Committee, and from Nicholas D. Chabraja for serving as both chairman and CEO.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.2	Elect Director James S. Crown		Withhold
	1.3	Elect Director Lester Crown		For
	1.4	Elect Director William P. Fricks		Withhold
	1.5	Elect Director Charles H. Goodman		Withhold
	1.6	Elect Director Jay L. Johnson		For
	1.7	Elect Director George A. Joulwan		Withhold
	1.8	Elect Director Paul G. Kaminski		For
	1.9	Elect Director John M. Keane		For
	1.10	Elect Director Lester L. Lyles		For
	1.11	Elect Director Carl E. Mundy, Jr.		Withhold
	1.12	Elect Director Robert Walmsley		For
	2	Approve Omnibus Stock Plan		For	Against		Mgmt

We do not support this plan. The company’s potential Voting Power Dilution (VPD) for all incentive plans is 12.19%, which exceeds our guidelines. Proposals that add to a company’s VPD can potentially dilute the voting interests of common shareholders. In addition, the company does not fully expense its stock options. Given their current accounting treatment of not being charged as an expense against earnings, stock options have been the ultimate tax dodge for companies wishing to lavishly compensate employees. Misused stock options can give executives perverse incentives to inflate their company’s earnings or make irresponsibly optimistic forecasts in order to keep stock prices high and their paychecks gargantuan. Numerous companies have chosen to acknowledge the distortion to reported earnings caused by the non-expensing of options and have elected to expense options going forward. We believe General Dynamics Corp. should follow suit, to better reflect the company’s true earnings and provide additional discipline against overuse.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	3	Submit Shareholder Rights Plan (Poison Pill) to Shareholder Vote		Against	For		ShrHoldr

In this case, the company does not have a poison pill in place. However, PVS supports this proposal, because poison pills can greatly alter the balance of power between shareholders and management, and as such, shareholders should be allowed to make their own evaluations of such plans. Ideally, a pill should include a two- to three-year sunset provision, a reasonable flip-in (20 percent or higher), and a chewable feature allowing shareholders to redeem the pill in the event of a takeover offer.

	4	Report on Foreign Military Sales		Against	For		ShrHoldr

In view of the scope and complexity of issues surrounding the long-term implications of involvement in foreign weapons sales and given that the company can prepare such a report at a reasonable cost while also omitting any proprietary information, we believe that this proposal is in the best interests of shareholders. As such, we will support this proposal.

04/28/04 - A	General Electric Co. *GE*		369604103			03/01/04		199,600
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director James I. Cash, Jr.		For

The composition of the board does not meet our standard for board and committee independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR the director nominees with the exception of insiders Robert C. Wright, Jeffrey R. Immelt and Dennis D. Dammerman, and affiliated outsiders Douglas A. Warner III, Roger S. Penske and Claudio X. Gonzalez, from whom we will WITHHOLD votes for lack of a two-thirds majority independent board. We will also WITHHOLD votes from Messrs. Gonzalez and Warner for serving as affiliated outsiders on the Audit, Compensation and Nominating committees, and from Mr. Immelt for serving as both Chairman and CEO. In addition, we will WITHHOLD votes from Mr. Gonzalez for serving on an excessive number of public boards.

	1.2	Elect Director Dennis D. Dammerman		Withhold
	1.3	Elect Director Ann M. Fudge		For
	1.4	Elect Director Claudio X. Gonzalez		Withhold
	1.5	Elect Director Jeffrey R. Immelt		Withhold
	1.6	Elect Director Andrea Jung		For
	1.7	Elect Director Alan G. Lafley		For

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.8	Elect Director Kenneth G. Langone		For
	1.9	Elect Director Ralph S. Larsen		For
	1.10	Elect Director Rochelle B. Lazarus		For
	1.11	Elect Director Sam Nunn		For
	1.12	Elect Director Roger S. Penske		Withhold
	1.13	Elect Director Robert J. Swieringa		For
	1.14	Elect Director Douglas A. Warner III		Withhold
	1.15	Elect Director Robert C. Wright		Withhold
	2	Ratify Auditors		For	For		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely. We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.

	3	Amend Omnibus Stock Plan		For	For		Mgmt

We support the addition of revenue growth rate to the pool of performance measures applicable to long-term performance awards. We also applaud the company’s decision to shift a substantial portion of its executive grants to restricted stock units and performance based awards. Such practice should reduce dilution and provide effective incentives for superior performers who remain with the company during periods of stock market fluctuations in which stock options may have no realizable value. In addition, restricted stock units and long-term performance awards more closely align executives’ interests with investors’ long term interests as these awards are paid out only to executives who remain with the company for extended periods.

	4	Provide for Cumulative Voting		Against	For		ShrHoldr

Cumulative voting permits shareholders to apportion the total number of votes they have in any way they wish among board candidates. This voting right ensures that the will of minority shareholders is supported because it enables them to elect one or more candidates who will represent their specific interests. This has the benefit of enhancing overall board diversity and representation for all shareholders.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	5	Eliminate Animal Testing		Against	Against		ShrHoldr

Because of the current regulations, the restrictive nature of the proposal, and since the company has a policy of using in vitro testing methods when possible, we do not support this resolution at this time.

	6	Report on Nuclear Fuel Storage Risks		Against	For		ShrHoldr
Given the legitimate concerns regarding the impact of a nuclear accident or a terrorist attack, we believe that this proposal is in the best interests of the company and its shareholders.
	7	Report on PCB Clean-up		Against	For		ShrHoldr

While PVS notes that the company has openly discussed some of the issues brought forth by the proponent with certain parties, we note that this information is currently neither publicly available nor detailed in nature. In addition to media/lobbying disclosure, the proposal also requests additional reporting on company remediation efforts of PCB contaminated sites. While we commend GE for its increased disclosure and attention to this area of concern, PVS believes that the assets dedicated to the lobbying and media campaign related to PCB clean up merit full shareholder consideration. As such, we will support this proposal.

	8	Report on Foreign Outsourcing		Against	For		ShrHoldr

In this case we note that GE does outsource some service and technical positions to foreign markets where the company has determined that cost savings would ultimately benefit the company and increase shareholder value. We note that several of the company’s peers and competitors have outsourced similar jobs. We believe that the benefits of increased transparency, as a result of disclosing the findings of a thorough evaluation of the risks to both the company and shareholders of outsourcing operations offshore, far outweigh the costs of preparing the requested report. As such, we will support this proposal.

	9	Prepare Sustainability Report		Against	For		ShrHoldr

PVS does not believe the incremental changes in disclosure encouraged by the proposal would be prohibitively expensive and may help the company proactively address issues of shareholder concern. As such, we will support this resolution.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	10	Limit Composition of Management Development and Compensation Committee to Independent Directors		Against	For		ShrHoldr

Although GE has additional policy measures in place to insure the independence of key board members, Claudio X. Gonzalez and Douglas A. Warner III, who serve on all three key committees, are classified as affiliated outsiders by PVS. It is vital for the board to harvest and protect independent thought, and given that GE has fallen short of 100 percent independence on the key board committees, we will support this item.

	11	Report on Pay Disparity		Against	For		ShrHoldr

PVS generally supports shareholder requests calling for better disclosure of executive compensation. Reviewing the company’s proxy materials, we note that each of the five highest paid executives have all made more than $5.7 million in compensation in each of the last three years mentioned. In fact, three of the five executives have received more than $18 million dollars in total compensation in a year over the last three years. Jeffrey Immelt received over $7 million for 2003, including a $4.3 million bonus. He also received raises each of the last three years, despite a negative three-year total return. From all recent outward appearances, pay to General Electric executives has been excessive and unrelated to performance. This proposal will provide greater transparency for shareholders on the company’s executive compensation policies and should benefit long-term shareholder value by addressing fairness for pay issues. We support this resolution.

	12	Limit Awards to Executives		Against	Against		ShrHoldr

Although we can identify with the overall spirit of the proposal, we believe that the proponent’s request of a cessation of all executive stock option programs and bonus programs is too restrictive and unreasonable. Compensation committees should have the flexibility to award executives if the awards are closely tied to performance, and eliminating bonuses will prevent this incentive. We will not support this item.

	13	Limit Board Service for Other Companies		Against	For		ShrHoldr

Although the company maintains a policy regarding overboarded directors, the policy permits the maintenance of current directors who exceed these limits if the board determines that such director’s service on the board would not be impaired. In fact, the company has already made an exception with regard to director Claudio Gonzalez, who sits on over six other public company boards. The proponent’s request would not allow the company to bypass or alter these limits without shareholder approval. Therefore, we believe that the proponent’s request represents a preferable policy framework from a shareholder’s perspective. As such, we believe this item warrants shareholder support.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	14	Separate Chairman and CEO Positions		Against	For		ShrHoldr

Two major components at the top of every public company are the running of the board and the executive responsibility for the running of the company’s business. Without doubt, there should be a clear division of responsibilities at the head of the company that will ensure a balance of power and authority, such that no one individual has unfettered powers of decision. When there is no clear division between the executive and board branches of a company, poor executive and/or board actions often go unchecked to the ultimate detriment of shareholders. We support this proposal to separate the chairman and CEO and to provide that only independent directors may become chairman.

	15	Hire Advisor/Maximize Shareholder Value		Against	Against		ShrHoldr

In the absence of other indicators that would suggest: (1) the company is in a period of poor or sluggish performance with no turnaround in sight and (2) the board is entrenched, we believe that many of the company’s long-term shareholders would suffer if the company was put into play and sold out at a relatively depressed price. Given that the company regularly reviews its businesses in terms of their global competitiveness, and makes adjustments when warranted in order to maximize long-term value for shareholders, we do not believe it should be required to engage the services of an investment bank to explore the sale of the company at this time. As such, this item does not warrant shareholder support.

	16	Adopt a Retention Ratio for Executives and Directors		Against	For		ShrHoldr

Given management’s record of exercising large numbers of options while retaining too few, we believe that this proposal is worthy of support. Executives who take compensation in the form of equity should manage for the company’s long-term interests, and, as a sign of tacit recognition of this fact, hold on to much of the stock they are given. We believe support for this proposal sends management an important message on the critical importance of actually and meaningfully aligning executives’ interests with that of shareholders. Mandatory holding periods for executives during their employment would go a long way in addressing a major deficiency in stock option alignment benefits. We support this proposal.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	17	Require 70% to 80% Independent Board		Against	Against		ShrHoldr

Although we agree with the general spirit of the proposal, we believe that requiring at least 80 percent independence is too restrictive. We also note that there is not a clear cut minimum stated in the proposal, so we will have to assume the most restrictive minimum of 80 percent to be fair to management. PVS believes this proposal is overly restrictive, and given that GE has a policy in place seeking a minimum of two-thirds board independence, we will vote against this request.

	18	Report on Political Contributions/Activities		Against	For		ShrHoldr

PVS believes this proposal sends a strong message to the board that increased disclosure is needed for the use of company resources being contributed to political parties, candidates, committees, or politically affiliated entities. Shareholders have the inherent right to know if their capital is being used for social causes beyond the companies day to day operations. Therefore, we will support this item.

10/03/03 - WC	* General Motors Corp. *GM*		370442105			08/01/03		18,080
	1	Amend Articles		For	For		Mgmt
The purpose of this item is to facilitate the transactions described in Item 3. Furthermore, approval of this item is necessary in order to consummate the transactions described in Item 3.
	2	Amend Articles		For	For		Mgmt

Although this item has an antitakeover effect on Hughes during the first year after the completion of the transactions, shareholder approval is required in order to consummate the transactions described in Item 3.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	3	Approve Hughes Split-Off		For	For		Mgmt
Conclusion: Based on the market premium, the fairness opinions, the strategic rationale, the board’s review of alternatives, and the potential strategic synergies, we support the transactions.
	4	Approve GM/News Stock Sale		For	For		Mgmt
	5	Approve News Stock Acquisition		For	For		Mgmt
	6	Amend Articles		For	For		Mgmt

This amendment to eliminate certain provisions relating to the GM Class H common stock appears to be administrative in nature given the fact that the GM Class H common stock will no longer exist as part of GM after completion of the transactions.

10/03/03 - WC	* General Motors Corp. *GM*		370442832			08/01/03		23,580
	1	Amend Articles		For	For		Mgmt
The purpose of this item is to facilitate the transactions described in Item 3. Furthermore, approval of this item is necessary in order to consummate the transactions described in Item 3.
	2	Amend Articles		For	For		Mgmt

Although this item has an antitakeover effect on Hughes during the first year after the completion of the transactions, shareholder approval is required in order to consummate the transactions described in Item 3.

	3	Approve Hughes Split-Off		For	For		Mgmt
Conclusion: Based on the market premium, the fairness opinions, the strategic rationale, the board’s review of alternatives, and the potential strategic synergies, we support the transactions.
	4	Approve GM/News Stock Sale		For	For		Mgmt
	5	Approve News Stock Acquisition		For	For		Mgmt
	6	Amend Articles		For	For		Mgmt

This amendment to eliminate certain provisions relating to the GM Class H common stock appears to be administrative in nature given the fact that the GM Class H common stock will no longer exist as part of GM after completion of the transactions.

06/02/04 - A	General Motors Corp. *GM*		370442105			04/05/04		18,080
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Percy N. Barnevik		For

We will vote FOR the director nominees with the exception of G. Richard Wagoner, Jr., from whom we will WITHHOLD votes for serving as both chairman and CEO. We will also WITHHOLD votes from John H. Bryan for serving as an affiliated outsider on the Compensation and Nominating committees.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.2	Elect Director John H. Bryan		Withhold
	1.3	Elect Director Armando M. Codina		For
	1.4	Elect Director George M.C. Fisher		For
	1.5	Elect Director Karen Katen		For
	1.6	Elect Director Kent Kresa		For
	1.7	Elect Director Alan G. Lafley		For
	1.8	Elect Director Philip A. Laskawy		For
	1.9	Elect Director E.Stanley O’Neal		For
	1.10	Elect Director Eckhard Pfeiffer		For
	1.11	Elect Director G.Richard Wagoner, Jr.		Withhold
	2	Ratify Auditors		For	Against		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely. We do not support this item. In this instance, the non-auditing consulting fees are more than 25 percent of total fees paid. As such, we will vote against the company’s auditor. We believe the integrity of the auditor’s relationship with the company is compromised when a firm is paid excessive consulting fees on top of those paid for auditing services. This arrangement has the potential to open the auditor process to a wide range of conflicts of interest.

	3	Prohibit Awards to Executives		Against	Against		ShrHoldr

The company currently uses a mix of award types including options, restricted stock units and performance awards in its compensation of senior executives. PVS believes that issuers should have some latitude in determining the mix of award types granted to executives. Prohibiting the award of any future stock options to anyone can constitute micromanagement and put the company at a competitive disadvantage. Therefore, PVS will vote AGAINST this proposal.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	4	Prohibit Awards to Executives		Against	Against		ShrHoldr

PVS supports the use of performance-based pay and believes there should be strong linkage between compensation and performance at the senior executive level. However, PVS believes that issuers should have some flexibility in determining the mix of award types that would best align executives incentives with those of shareholders. Deleting all rights, options, SAR’s and severance payments to top management after expiration of existing plans or commitments can unduly restrict the flexibility of the Compensation Committee from designing executive compensation. Therefore, PVS will vote AGAINST this proposal.

	5	Separate Chairman and CEO Positions		Against	For		ShrHoldr

Two major components at the top of every public company are the running of the board and the executive responsibility for the running of the company’s business. Without doubt, there should be a clear division of responsibilities at the head of the company that will ensure a balance of power and authority, such that no one individual has unfettered powers of decision. When there is no clear division between the executive and board branches of a company, poor executive and/or board actions often go unchecked to the ultimate detriment of shareholders. We support this proposal to separate the chairman and CEO, and to provide that only independent directors may become chairman.

	6	Limit Composition of Committees to Independent Directors		Against	For		ShrHoldr

We agree with the proponent’s position. It is a fundamental tenet of corporate governance that the board should be an independent body capable of providing objective oversight of management and the company’s overall direction. In particular, the key board committees should consist entirely of independent directors to assure that their critical functions are performed free of conflicting interests. The company’s key committees currently meet the standards for full independence, which we applaud. Support for this proposal to amend the bylaws will help the company maintain this standard of committee independence. We support this proposal.

	7	Report on Greenhouse Gas Emissions		Against	For		ShrHoldr

We agree with the proponents on this issue. The report will provide valuable information for investors and shareholders on an issue that has major implications upon the company, the cars it makes, and ultimately long-term shareholder value. We support the inclusion of extra information in company materials as it allows shareholders a more precise picture of the company and its long-term direction. Since the report requested in this proposal will ensure continued efforts to address the issues associated with greenhouse gases and to reduce harmful emissions by the company, we believe that this proposal warrants shareholder approval.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	8	Submit Severance Agreement (Change-in-Control) to Shareholder Vote		Against	For		ShrHoldr

PVS supports the submission of golden parachutes and other severance provisions for shareholder ratification as a general principle. Furthermore, we believe that a company’s golden parachute provisions should be reasonable and not excessive. To be effective without creating distorted incentives with respect to management, severance arrangements must be considerably less attractive than continued employment with the company. Therefore, we believe that shareholders should have the right to ensure that severance agreements are in fact reasonable. Since this proposal requests for shareholder approval of severance agreements after the material terms of the employment agreement have been agreed upon, the company should not be placed at a competitive disadvantage. In this case, we believe that the ceiling set by the proponent of two times the sum of an executive’s base salary, plus bonus is widely considered as the standard threshold level of severance remuneration for corporate executives that should be subject to a shareholder vote. Additionally, since the proponent’s proposal gives the company the option, in implementing this proposal, of seeking approval after the material terms of the agreement are agreed upon, we do not believe that adoption of this proposal would unduly hinder management’s ability to negotiate such agreements with potential executives. As a matter of PVS policy and also sound corporate governance, we generally support shareholder requests asking the board to submit all significant severance agreements with senior level executives for shareholder vote. Given the widespread nature of excessive executive severance plans, we find this proposal reasonable and timely. We support this item.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	9	Establish Executive and Director Stock Ownership Guidelines		Against	For		ShrHoldr

While PVS recognizes the importance of equity compensation programs and the role they play in attracting, retaining, and motivating top executives, it is important to align the interests of executives with that of the shareholders. PVS supports the concept of a holding period and we believe issuers should establish some holding period requirements for its executives.

05/04/04 - A	Georgia-Pacific Corp. *GP*		373298108			03/10/04		9,800
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Barbara L. Bowles		Withhold

The composition of the board does not meet our standard for board and committee independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR the director nominees with the exception of affiliated outsiders James B. Williams, David R. Goode and Donald V. Fites from whom we will WITHHOLD votes for lack of a two-thirds majority independent board. We will also WITHHOLD votes from Barbara L. Bowles and Messrs. Williams, Goode and Fites for failing to remove a dead-hand, slow-hand, or similar feature in the company’s poison pill and for failure to implement the 2003 majority supported board option expensing shareholder proposal. In addition, we will WITHHOLD votes from Messrs. Williams, Goode and Fites for serving as affiliated outsiders on key board committees.

	1.2	Elect Director Donald V. Fites		Withhold
	1.3	Elect Director David R. Goode		Withhold
	1.4	Elect Director Karen N. Horn		For
	1.5	Elect Director William R. Johnson		For
	1.6	Elect Director James B. Williams		Withhold
	2	Amend Omnibus Stock Plan		For	For		Mgmt
	3	Approve Executive Incentive Bonus Plan		For	Against		Mgmt

Though we commend the company on its effort to link cash bonuses with clearly defined performance criteria, the plan’s annual individual award limit exceeds our guidelines for executive incentive programs. As such, this plan has the potential to negatively impact shareholder value beyond a reasonable level. Therefore, we do not support this item.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	4	Ratify Auditors		For	For		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.  We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.

04/27/04 - A	Golden West Financial Corp. *GDW*		381317106			03/01/04		2,200
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Patricia A. King		For

The composition of the board does not meet our standard for board and committee independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR the director nominees with the exception of Marion O. Sandler, from whom we will WITHHOLD votes for lack of a two-thirds majority independent board, and for serving as both Chairman and CEO.

	1.2	Elect Director Marion O. Sandler		Withhold
	1.3	Elect Director Leslie Tang Schilling		For
	2	Increase Authorized Common Stock		For	Against		Mgmt

We do not support this plan. The number of additional authorized common shares sought in this proposal exceeds our guidelines. As a policy, PVS will not support increases in authorized common shares of this magnitude, unless the company has offered a specific and reasonable purpose for the additional shares. In this case, the company has not offered a specific reason for the share increase. Large increases in authorized common stock may be used for anti-takeover devices or to fund undesirable increases in executive stock options without shareholder approval.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	3	Ratify Auditors		For	For		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.  We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.

09/10/03 - A	* H&R Block, Inc. *HRB*		093671105			07/08/03		900
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director G. Kenneth Baum		For
The director nominees meet our guidelines.
	1.2	Elect Director Henry F. Frigon		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	1.3	Elect Director Roger W. Hale		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	2	Amend Omnibus Stock Plan		For	Against		Mgmt

We do not support this plan. The company’s potential Voting Power Dilution (VPD) for all incentive plans is 12.74%, which exceeds our guidelines. Proposals that add to a company’s VPD can potentially dilute the voting interests of common shareholders.

	3	Ratify Auditors		For	For		Mgmt
We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/19/04 - A	Halliburton Co. *HAL*		406216101			03/22/04		9,200
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Robert L. Crandall		Withhold

The composition of the board does not meet our standard for board and committee independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR the director nominees with the exception of C. J. Silas, David J. Lesar, W. R. Howell and Robert L. Crandall, from whom we will WITHHOLD votes for lack of a two-thirds majority independent board. We will also WITHHOLD votes from Audit Committee members C. J. Silas, Kenneth T. Derr, Ray L. Hunt, Robert L. Crandall and W. R. Howell for neglecting to include auditor ratification on the ballot. In addition, we will WITHHOLD votes from David J. Lesar for serving as both Chairman and CEO, and from C. J. Silas, Robert L. Crandall and W. R. Howell for serving as affiliated outsiders on key board committees.

	1.2	Elect Director Kenneth T. Derr		Withhold
	1.3	Elect Director Charles J. DiBona		For
	1.4	Elect Director W. R. Howell		Withhold
	1.5	Elect Director Ray L. Hunt		Withhold
	1.6	Elect Director David J. Lesar		Withhold
	1.7	Elect Director Aylwin B. Lewis		For
	1.8	Elect Director J. Landis Martin		For
	1.9	Elect Director Jay A. Precourt		For
	1.10	Elect Director Debra L. Reed		For
	1.11	Elect Director C. J. Silas		Withhold
	2	Increase Authorized Common Stock		For	Against		Mgmt

We do not support this plan. The number of additional authorized common shares sought in this proposal exceeds our guidelines. As a policy, PVS will not support increases in authorized common shares of this magnitude, unless the company has offered a specific and reasonable purpose for the additional shares. In this case, the company has not offered a specific reason for the share increase. Large increases in authorized common stock may be used for anti-takeover devices or to fund undesirable increases in executive stock options without shareholder approval.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	3	Review/Report on Operations in Iran		Against	For		ShrHoldr

In the case of this proposal, we note that the requested review covers risks, both financial and of reputation. Management assures shareholders that the company is in compliance with U.S. laws and sanctions related to its operations. However, given U.S. law concerning business in states which sponsor terrorism, we believe this proposal and an ensuing report would go a long way in helping shareholders understand any potential risks or liabilities the company may face. Since approval of this proposal will assist the company in assessing the risks posed by the company’s operations in Iran, we will support this request.

	4	Require Affirmative Vote of a Majority of the Shares to Elect Directors		Against	For		ShrHoldr

We consider the election of board directors one of the hallmark activities of a company’s corporate governance structure. Investors with a financial stake in the long-term financial health of the company should expect management to undertake steps that will ensure improved transparency, access and choice regarding which individuals will become responsible for making fundamental strategic decisions. This would be a radical departure from the current system of a limited democracy of management’s candidates, under which shareholders are given no practical choice in choosing directors. Although the SEC’s proposed new rule regarding open access is expected to be finalized in 2004, the requests set forth in this proposal are clear and realistic for management to pursue. As such PVS will support this proposal.

	5	Separate Chairman and CEO Positions		Against	For		ShrHoldr

Two major components at the top of every public company are the running of the board and the executive responsibility for the running of the company’s business. Without doubt, there should be a clear division of responsibilities at the head of the company that will ensure a balance of power and authority, such that no one individual has unfettered powers of decision. When there is no clear division between the executive and board branches of a company, poor executive and/or board actions often go unchecked to the ultimate detriment of shareholders. We support this proposal to separate the chairman and CEO and to provide that only independent directors may become chairman.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/24/04 - A	Harley-Davidson, Inc. *HDI*		412822108			03/10/04		13,800
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Barry K. Allen		Withhold

The composition of the board does not meet our standard for board and committee independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR director nominee Richard I. Beattie, but WITHHOLD votes from affiliated outsider Barry K. Allen for lack of a two-thirds majority independent board, and for serving as an affiliated outsider on the Compensation and Nominating committees.

	1.2	Elect Director Richard I. Beattie		For
	2	Amend Executive Incentive Bonus Plan		For	Against		Mgmt

Though we commend the company on its effort to link cash bonuses and stock grants with clearly defined performance criteria, the plan’s annual individual award limit of $3 million exceeds our guidelines for executive incentive programs. As such, this plan has the potential to negatively impact shareholder value beyond a reasonable level. Therefore, we do not support this item.

	3	Approve Omnibus Stock Plan		For	Against		Mgmt

We do not support this plan. Although the potential Voting Power Dilution (VPD) for all incentive plans of 7.56% meets our guidelines, the company does not fully expense its stock options. Given their current accounting treatment of not being charged as an expense against earnings, stock options have been the ultimate tax dodge for companies wishing to lavishly compensate employees. Misused stock options can give executives an incentive to inflate their company’s earnings or make irresponsibly optimistic forecasts in order to keep stock prices high and their paychecks gargantuan. Numerous companies have chosen to acknowledge the distortion to reported earnings caused by the non-expensing of options and have elected to expense options going forward. We believe Harley-Davidson, Inc. should follow suit, in accordance with our guidelines.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	4	Ratify Auditors		For	For		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.  We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.

05/27/04 - A	HCA, Inc. *HCA*		404119109			04/01/04		4,200
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director C. Michael Armstrong		For

The composition of the board does not meet our standard for board and committee independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR the director nominees with the exception of insiders Richard M. Bracken and Jack O. Bovender, Jr., and affiliated outsiders T. Michael Long, Thomas F. Frist, Jr. and Magdalena H. Averhoff, from whom we will WITHHOLD votes for lack of a two-thirds majority independent board. We will also WITHHOLD votes from Mr. Bovender for serving as both chairman and CEO, and from Mr. Long and Ms. Averhoff for standing as affiliated outsiders on key board committees.

	1.2	Elect Director Magdalena H. Averhoff, M.D.		Withhold
	1.3	Elect Director Jack O. Bovender, Jr.		Withhold
	1.4	Elect Director Richard M. Bracken		Withhold
	1.5	Elect Director Martin Feldstein		For
	1.6	Elect Director Thomas F. Frist, Jr., M.D.		Withhold
	1.7	Elect Director Frederick W. Gluck		For
	1.8	Elect Director Glenda A. Hatchett		For
	1.9	Elect Director Charles O. Holliday, Jr.		For
	1.10	Elect Director T. Michael Long		Withhold

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.11	Elect Director John H. McArthur		For
	1.12	Elect Director Kent C. Nelson		For
	1.13	Elect Director Frank S. Royal, M.D.		For
	1.14	Elect Director Harold T. Shapiro		For
	2	Ratify Auditors		For	For		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.  We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.

	3	Amend Management Stock Purchase Plan		For	Against		Mgmt

We do not support this plan. The company’s potential Voting Power Dilution (VPD) for all incentive plans is 14.68%, which exceeds our guidelines. Proposals that add to a company’s VPD can potentially dilute the voting interests of common shareholders.

03/17/04 - A	Hewlett-Packard Co. *HPQ*		428236103			01/20/04		37,432
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director L.T. Babbio, Jr.		For

We will vote FOR the director nominees with the exception Carleton S. Fiorina, Dr. George A. Keyworth II and Sanford M. Litvack. We will WITHHOLD votes from Ms. Fiorina for serving as both chairman and CEO, from Dr. Keyworth for serving as an affiliated outsider on the Audit Committee, and from Mr. Litvack for poor attendance.

	1.2	Elect Director P.C. Dunn		For
	1.3	Elect Director C.S. Fiorina		Withhold
	1.4	Elect Director R.A. Hackborn		For
	1.5	Elect Director G.A. Keyworth II		Withhold
	1.6	Elect Director R.E. Knowling, Jr.		For
	1.7	Elect Director S.M. Litvack		Withhold
	1.8	Elect Director R.L. Ryan		For
	1.9	Elect Director L.S. Salhany		For

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	2	Ratify Auditors		For	Against		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.  We do not support this item. In this instance, the non-auditing consulting fees are more than 25 percent of total fees paid. As such, we will vote against the company’s auditor. We believe the integrity of the auditor’s relationship with the company is compromised when a firm is paid excessive consulting fees on top of those paid for auditing services. This arrangement has the potential to open the auditor process to a wide range of conflicts of interest.

	3	Approve Omnibus Stock Plan		For	Against		Mgmt

We do not support this plan. Firstly, this plan has an NSO exercise price that is less than full market value. We oppose plans that reflect an exercise price less than full fair market value as it offers poor incentive for management and employees to build shareholder value. Secondly, the company’s potential Voting Power Dilution (VPD) for all incentive plans is 20.48% which exceeds our guidelines. Proposals that add to a company’s VPD can potentially dilute the voting interests of common shareholders. Finally, the company does not fully expense its stock options. Given their current accounting treatment of not being charged as an expense against earnings, stock options have been the ultimate tax dodge for companies wishing to lavishly compensate employees. Misused stock options can give executives an incentive to inflate their company’s earnings or make irresponsibly optimistic forecasts in order to keep stock prices high and their paychecks gargantuan. Numerous companies have chosen to acknowledge the distortion to reported earnings caused by the non-expensing of options and have elected to expense options going forward. We believe Hewlett-Packard Co. should follow suit, in accordance with our guidelines.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	4	Expense Stock Options		Against	For		ShrHoldr

In the absence of an accepted methodology with which to value the contingent cost of stock options, companies that have voluntarily expensed stock options have had flexibility in their selection of a specific valuation methodology. Opponents of option expensing argue that options are difficult to value and expensing options could add complexity and decrease transparency in financial reporting. However, given the fact that stock options have become an integral component of compensation, their value cannot be ignored and treated as “no-cost” compensation. We believe that stock options should be expensed along with other forms of compensation. Given that (1) many companies use stock options as a significant component of overall compensation, (2) the exercise of options result in a transfer of shareholder value, and (3) the contingent cost of options reduces earnings, we believe that options should be expensed along with all other forms of compensation to better reflect the company’s true earnings and provide additional discipline against overuse.

05/27/04 - A	Home Depot, Inc. (The) *HD*		437076102			03/29/04		32,600
	1	Elect Directors		For	Withhold		Mgmt
	1.1	Elect Director Gregory D. Brenneman		Withhold

PVS Conclusion: The composition of the board does not meet our standard for board and committee independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees for failure to submit the company poison pill to shareholder vote. We will also WITHHOLD votes from Robert L. Nardelli, Kenneth G. Langone, Milledge A. Hart, III and Berry R. Cox for lack of a two-thirds majority independent board. We will also WITHHOLD votes from Mr. Nardelli for serving as both Chairman and CEO, from Mr. Langone for serving as an affiliated outsider on the Nominating Committee, from Mr. Cox for serving as an affiliated outsider on the Compensation Committee, and from Mr. Gonzalez for serving on an excessive number of public boards. In addition, PVS will WITHHOLD votes from Mr. Langone for questions surrounding his ability to fulfill his fiduciary duty to shareholders.

	1.2	Elect Director Richard H. Brown		Withhold
	1.3	Elect Director John L. Clendenin		Withhold

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.4	Elect Director Berry R. Cox		Withhold
	1.5	Elect Director Claudio X. Gonzalez		Withhold
	1.6	Elect Director Milledge A. Hart, III		Withhold
	1.7	Elect Director Bonnie G. Hill		Withhold
	1.8	Elect Director Kenneth G. Langone		Withhold
	1.9	Elect Director Robert L. Nardelli		Withhold
	1.10	Elect Director Roger S. Penske		Withhold
	2	Ratify Auditors		For	For		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely. We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.

	3	Establish Term Limits for Directors		Against	Against		ShrHoldr

PVS Conclusion: Because a six-year term limit is arbitrary, and because the company’s shareholders can express their dissatisfaction with directors on an annual basis, we believe that the proposal does not warrant shareholder support.

	4	Submit Shareholder Rights Plan (Poison Pill) to Shareholder Vote		Against	For		ShrHoldr

PVS believes that poison pills can greatly alter the balance of power between shareholders and management. Therefore, shareholders should be allowed to make their own evaluation of such plans. Ideally, a pill should include a two- to three-year sunset provision, a reasonable flip-in (20 percent or higher), and a chewable feature allowing shareholders to redeem the pill in the event of a takeover offer. PVS will support this proposal.

	5	Performance- Based/Indexed Options		Against	For		ShrHoldr

PVS Conclusion: Because PVS supports pay for performance, and because the grants of restricted stock (other than those granted under the LTIP) are not based on specific performance hurdles, we believe the proposal warrants shareholder support.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	6	Adopt ILO Based Code of Conduct		Against	For		ShrHoldr

Furthermore, based on the information provided by the company, the primary responsibility of the monitors appears to be product quality review. We feel that compliance could be best evaluated by third-party monitors that are both experienced in evaluating social issues and independent of the company’s interests. Making this switch should not be overly burdensome to a company already monitoring its overseas practices. By making this commitment to workers’ rights, the company would limit exposure to consumer backlash resulting from poor labor practices while increasing the morale and productivity of the company’s work force and raising the overall public goodwill towards the company.

	7	Submit Severance Agreement (Change-in-Control) to Shareholder Vote		Against	For		ShrHoldr
PVS Conclusion: We support the shareholder proposal as it relates to ex post facto ratification of golden parachutes and severance plans, and therefore PVS will vote to approve this proposal.
	8	Require Affirmative Vote of the Majority of the Shares to Elect Directors		Against	For		ShrHoldr

We consider the election of board directors one of the hallmark activities of a company’s corporate governance structure. Investors with a financial stake in the long-term financial health of the company should expect management to undertake steps that will ensure improved transparency, access and choice regarding which individuals will become responsible for making fundamental strategic decisions. This would be a radical departure from the current system of a limited democracy of management’s candidates, under which shareholders are given no practical choice in choosing directors. Although the SEC’s proposed new rule regarding open access is expected to be finalized in 2004, the requests set forth in this proposal are clear and realistic for management to pursue. As such PVS will support this proposal.

04/26/04 - A	Honeywell International, Inc. *HON*		438516106			02/27/04		21,962
	1	Elect Directors		For	Split		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.1	Elect Director James J. Howard		Withhold

We will vote FOR new nominee Eric K. Shinseki but WITHHOLD votes from Ivan G. Seidenberg, Russell E. Palmer, Bruce Karatz, and James J. Howard for failure to implement the majority supported proposals to eliminate the supermajority vote requirement and declassify the board. We will also WITHHOLD votes from Mr. Palmer for serving as an affiliated outsider on the Audit and Nominating Committees

	1.2	Elect Director Bruce Karatz		Withhold
	1.3	Elect Director Russell E. Palmer		Withhold
	1.4	Elect Director Ivan G. Seidenberg		Withhold
	1.5	Elect Director Eric K. Shinseki		For
	2	Ratify Auditors		For	For		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely. We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.

	3	Declassify the Board of Directors		Against	For		ShrHoldr

PVS supports shareholder proposals calling for the repeal of a company’s classified board structure and for the annual election of all directors under a single slate. The ability to elect directors is the single most important use of the shareholder franchise, and we firmly believe all directors should be accountable on an annual basis. A classified board can entrench management and effectively preclude most takeover bids or proxy contests. Board classification forces dissidents and would-be acquirers to negotiate with the incumbent board, which has the authority to decide on offers without a shareholder vote. Managers generally believe that staggered boards provide continuity, but empirical evidence has suggested that such a structure is not in shareholders’ best interests from a financial perspective. We, therefore, support the declassification of a company’s board.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	4	Amend Vote Requirements to Amend Articles/Bylaws/Charter		Against	For		ShrHoldr

Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. Requiring more than this may permit management to entrench themselves by blocking amendments that are in the best interests of shareholders. We will support this request.

	5	Submit Severance Agreement (Change-in-Control) to Shareholder Vote		Against	For		ShrHoldr

As a matter of PVS policy and sound corporate governance, we generally support the submission for shareholder ratification of golden parachutes and other severance provisions with senior level executives. In this case, we believe that the ceiling set by the proponent of 200 percent the sum of an executive’s base salary and bonus is a reasonable threshold level of severance remuneration for corporate executives that should be subject to a shareholder vote. Additionally, since this proposal requests for shareholder approval of severance agreements after the material terms of the employment contract have been agreed upon, we do not believe that adoption of this proposal would unduly hinder management’s ability to negotiate such agreements with potential executives or place the company at a competitive disadvantage. Seeking shareholder approval after the material terms of the contract are agreed upon would give the board a framework to work within and prevent the excessive “pay for failure” packages that have been witnessed at other companies. Given the widespread nature of excessive executive severance plans, we find this proposal reasonable and timely, and one that warrants shareholder support.

	6	Report on Pay Disparity		Against	For		ShrHoldr

PVS generally supports shareholder requests calling for better disclosure of executive compensation. In reviewing the company’s proxy materials, we note that in 2002, retiring chairman and CEO Lawrence Bossidy received a $4 million bonus, while new chairman and CEO David Cote received in excess of $25 million in proceeds from restricted stock. We also note that the company has negative three-, and five-year returns and that Mr. Cote’s Total Direct Compensation (TDC) exceeds that of Honeywell’s peers, despite trailing the peer group for one-, three-, and five-year periods. From all recent outward appearances, we believe pay to Honeywell executives has been excessive and unrelated to performance. This proposal will provide greater transparency for shareholders on the company’s executive compensation policies and should benefit long-term shareholder value by addressing fairness for pay issues. We support this resolution.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	7	Provide for Cumulative Voting		Against	For		ShrHoldr

PVS believes that cumulative voting is an important tool in the protection of shareholders’ rights. Cumulative voting permits shareholders to apportion the total number of votes they have in any way they wish among board candidates. This voting right ensures that the will of minority shareholders is supported because it enables them to elect one or more candidates who will represent their specific interests. This has the benefit of enhancing overall board diversity and representation for all shareholders.

05/28/04 - A	HSBC Holdings Plc		404280406			04/14/04		14,932
Meeting for Holders of ADRs
	1	TO RECEIVE THE REPORT AND ACCOUNTS FOR 2003		For	For		Mgmt
We will support this routine item.
	2	Elect Directors		For	Split		Mgmt
	2.1	Elect Director The Lord Butler		For
The director nominee meets our guidelines.
	2.2	Elect Director The Baroness Dunn		Against
We will vote AGAINST Baroness Lydia Dunn for serving as a non-independent NED on the Nominations Committee.
	2.3	Elect Director R A Fairhead		For
The director nominee meets our guidelines.
	2.4	Elect Director W K L Fung		For
The director nominee meets our guidelines.
	2.5	Elect Director M F Geoghegan		For
The director nominee meets our guidelines.
	2.6	Elect Director S Hintze		For
The director nominee meets our guidelines.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	2.7	Elect Director Sir John Kemp-Welch		For
The director nominee meets our guidelines.
	2.8	Elect Director Sir Mark Moody-Stuart		For
The director nominee meets our guidelines.
	2.9	Elect Director H Sohmen		For
The director nominee meets our guidelines.
	3	Ratify Auditors		For	Against		Mgmt

We do not support this item. In this instance, the non-auditing fees are more than 20 percent of audit fees paid. Additionally, the company did not follow good practice by treating the setting of auditor fees and the appointment of auditors as separate resolutions. As such, we will vote against this item. We believe the integrity of the auditor’s relationship with the company is compromised when a firm is paid excessive consulting fees on top of those paid for auditing services. This arrangement has the potential to open the auditor process to a wide range of conflicts of interest.

	4	TO APPROVE THE DIRECTORS REMUNERATION REPORT FOR 2003		For	For		Mgmt
We will vote in favor of this proposal.
	5	TO AUTHORISE THE COMPANY TO PURCHASE ITS OWN ORDINARY SHARES		For	For		Mgmt
	6	TO AUTHORISE THE DIRECTORS TO ALLOT SHARES		For	For		Mgmt
The proposed amount is within the recommended limit of the NAPF as well as our guidelines, which allow for issuances with preemptive rights of up to 50 percent of issued share capital.
	7	TO DISAPPLY PRE-EMPTION RIGHTS (SPECIAL RESOLUTION)		For	For		Mgmt
The proposed amount is within the recommended limit of the NAPF as well as our guidelines, which allow for issuances without preemptive rights of up to 10 percent of issued share capital.
	8	TO INCREASE THE FEES PAYABLE TO EACH DIRECTOR TO 55,000 POUNDS PER ANNUM		For	For		Mgmt
We do not consider this proposal to be contentious.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/07/04 - A	Illinois Tool Works Inc. *ITW*		452308109			03/09/04		9,704
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director William F. Aldinger		Withhold

We will vote FOR the director nominees with the exception of compensation committee members James R. Cantalupo, Michael J. Birck, Robert C. McCormack, Robert S. Morrison, Susan Crown and William F. Aldinger from whom we will WITHHOLD votes for egregious executive compensation practices. In addition, we will WITHHOLD votes from W. James Farrell for serving as both chairman and CEO.

	1.2	Elect Director Michael J. Birck		Withhold
	1.3	Elect Director Marvin D. Brailsford		For
	1.4	Elect Director James R. Cantalupo		Withhold
	1.5	Elect Director Susan Crown		Withhold
	1.6	Elect Director Don H. Davis, Jr.		For
	1.7	Elect Director W. James Farrell		Withhold
	1.8	Elect Director Robert C. McCormack		Withhold
	1.9	Elect Director Robert S. Morrison		Withhold
	1.10	Elect Director Harold B. Smith		For
	2	Ratify Auditors		For	For		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely. We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/02/04 - A	Ingersoll-Rand Company Limited *IR*		G4776G101			04/02/04		1,600
Meeting for Holders of ADRs
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director P.C. Godsoe		For
The director nominees meet our guidelines.
	1.2	Elect Director C.J. Horner		For
	1.3	Elect Director O.R. Smith		For
	2	ADOPTION OF AMENDED AND RESTATED INCENTIVE STOCK PLAN OF 1998.		For	Against		Mgmt

We do not support this plan. The company’s potential Voting Power Dilution (VPD) for all incentive plans is 13.43% which exceeds our guidelines. Proposals that add to a company’s VPD can potentially dilute the voting interests of common shareholders.

	3	APPROVAL OF AMENDED AND RESTATED BYE-LAWS.		For	For		Mgmt

Conclusion We disapprove in principle of bundling together proposals that could be presented as separate voting items because bundled resolutions leave shareholders with an all-or-nothing choice, skewing power disproportionately towards the board and away from shareholders. However, this is done routinely by Bermuda companies. The company states that some of the changes were a result of the concerns raised at last year’s AGM by shareholders advocating the reincorporation of the company into a U.S. state. We believe the proposed article amendments will have a positive effect on the company’s corporate governance, and will therefore support this item.

	4	Ratify Auditors		For	For		Mgmt

The ratification of auditors is no longer a routine item. Recent accounting scandals underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely. We support this item. The non-audit fees are less than 25% of total fees paid. As such, we will vote for the auditor.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	5	SHAREHOLDER PROPOSAL TO DECLASSIFY THE BOARD OF DIRECTORS.		Against	For		ShrHoldr

PVS supports shareholder proposals calling for the repeal of a company’s classified board structure and for the annual election of all directors under a single slate. A classified board can entrench management and effectively preclude most takeover bids or proxy contests. Board classification forces dissidents and would-be acquirers to negotiate with the incumbent board, which has the authority to decide on offers without a shareholder vote. Managers generally believe that staggered boards provide continuity, but empirical evidence has suggested that such a structure is not in shareholders’ best interests from a financial perspective. The ability to elect directors is the single most important use of the shareholder franchise, and we firmly believe all directors should be accountable on an annual basis. We, therefore, support the declassification of a company’s board.

	6	SHAREHOLDER PROPOSAL TO CHANGE THE COMPANY S JURISDICTION OF INCORPORATION.		Against	For		ShrHoldr

Conclusion In December 2001, PVS opposed Ingersoll-Rand’s reincorporation from New Jersey to Bermuda because of several factors. By reincorporating in Bermuda, a country with less stringent disclosure requirements, shareholder-unfriendly corporate governance provisions, and diminished legal recourse for stockholders in a legal system lacking transparency, Ingersoll-Rand’s management would lessen accountability to shareholders. Additionally, PVS concluded that the expenses involved in a change of domicile relating to legal and administrative fees, plus the greater entrenchment such a reincorporation could provide management, would likely harm shareholders’ interests. We believed that the costs of reincorporation and loss of shareholder rights far outweighed any possible tax benefits. Given the current economic environment and political climate, we maintain our original position. In fact, we contend that under today’s business climate’coupled with rising geopolitical concerns in the Middle East and elsewhere’ a move back to the U.S. is more justified than ever before. Since PVS’s opposition of Ingersoll-Rand’s incorporation in Bermuda, any meaningful economic benefits the company may have so far been enjoying have the potential of being seriously jeopardized by unfolding events. Momentum has picked up on the legislative front to close offshore tax loopholes. Additionally, newly proposed legislation exists that would lower the tax rate of U.S. companies with foreign operations on their foreign sourced income. The recent developments on Capital Hill

Mtg Date/Type	Company/ Ballot Issues	Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

seeking to reverse expatriation trends and embargo government contracts to expatriate firms have led us to develop the impression that anti-inversion legislation is a very strong likelihood. As currently enjoyed tax benefits, Ingersoll-Rand’s primary reason for incorporation in Bermuda, could be rendered principally moot should these retroactive bills take effect, it is incumbent upon management to formulate a persuasive and well regimented mitigative strategy to the mounting legislative offensive. The lack of more precautionary/preemptive stratagems, such as a move back to the U.S. to protect the interests of the company and its shareowners, could direly hurt Ingersoll-Rand and its shareholders in the long-term. In weighing the cost and benefits of this proposal, shareholders should begin with the presumption that the standard rights afforded in Delaware or New Jersey courts are not inherited by Bermuda. This is especially the case, given the rampant indiscretions that have taken place at similarly inverted companies such as Tyco International. Bermuda law differs from the laws in effect in the United States and may afford less protection to holders of its securities, who may have more difficulty protecting their interests than would holders of securities of a corporation incorporated in a jurisdiction of the United States. Unless management can demonstrate otherwise, shareholders should not accept the continued incorporation of the company in Bermuda. It is our belief that Ingersoll-Rand’s management team has fallen far short of meeting this requisite burden of proof. We believe the proponent’s concerns are valid, and steadfastly disagree with management’s assertions that shareholder rights are substantially the same as those prior to reincorporation. By proposing this reincorporation back to a U.S. jurisdiction, the proponents are establishing a referendum for management and the board to seriously reexamine the reasoning behind remaining domiciled in Bermuda. We commend the company for taking significant strides in assessing the issue of reincorporation into a U.S. state such as the retention of outside tax and legal experts to analyze the issues associated with a potential reincorporation. However, we prefer that the company engage experts who had not participated in the 2001 reincorporation transaction. We also applaud the company for engaging the IRS to discuss its original inversion transaction and potential changes to the tax code, for reasonably quantifying tax benefits and reincorporation costs, and for making an amendment

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

to its articles that would alleviate shareholders’ concerns regarding the sale of the company’s assets. However, we still take issue with the fact that both shareholder rights and the ability to pursue legal remediation derivatively in Bermuda remain comparatively weaker than in the U.S. We feel that the looming risks of potential adverse legislation to tax benefits as well as the reputational and financial damage that Ingersoll-Rand could potentially suffer as a result of negative publicity remain largely unaddressed and unresolved. With regard to adverse public sentiment generated from Ingersoll-Rand’s offshore incorporation and the concomitant risks the company faces as a result of its Bermuda domicile, PVS notes that no substantive efforts seem to have been devoted to addressing this issue, nor do exhaustive inquiries for practical solutions to any future implications a damaged reputation may have on Ingersoll-Rand and it’s ability to conduct it’s business appear to have been carried out. As a final point, Shareholders should ask themselves whether the trade off in protection afforded to shareholders under New Jersey or Delaware corporate law - the most sophisticated legal system of its kind in the world ‘ is a fair exchange for tax benefits seemingly in jeopardy in the face of pending and enacted anti-inversion legislation. We think not. The virtue of predictability and familiarity afforded under U.S. corporate law must not be underestimated when considering the merits of this proposal. Shareholders of corporations incorporated in both Delaware and New Jersey have a standard set of guidelines and judgments upon which they can rely. The lack of information about how Bermuda courts might interpret and uphold +

	7	SHAREHOLDER PROPOSAL TO REQUIRE THE SEPARATION OF THE CHIEF EXECUTIVE OFFICER AND THE CHAIR OF THE BOARD.		Against	For		ShrHoldr

Two major components at the top of every public company are the running of the board and the executive responsibility for the running of the company’s business. Without doubt, there should be a clear division of responsibilities at the head of the company that will ensure a balance of power and authority, such that no one individual has unfettered powers of decision. When there is no clear division between the executive and board branches of a company, poor executive and/or board actions often go unchecked to the ultimate detriment of shareholders. We support this proposal to separate the chairman and CEO and to provide that only independent directors may become chairman.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/19/04 - A	Intel Corp. *INTC*		458140100			03/22/04		103,600
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Craig R. Barrett		Withhold

The composition of the board does not meet our standard for board and committee independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR the director nominees with the exception of David B. Yoffie, Jane E. Shaw, Paul S. Otellini, D. James Guzy, Andrew S. Grove, Charlene Barshefsky and Craig R. Barrett, from whom we will WITHHOLD votes for lack of a two-thirds majority independent board. We will also WITHHOLD votes from D. James Guzy, David B. Yoffie and Jane E. Shaw for serving as affiliated outsiders on key board committees. In addition, we will WITHHOLD votes from Andrew S. Grove for serving as a non-independent chairman, and from D. James Guzy for serving on an excessive number of boards.

	1.2	Elect Director Charlene Barshefsky		Withhold
	1.3	Elect Director E. John P. Browne		For
	1.4	Elect Director Andrew S. Grove		Withhold
	1.5	Elect Director D. James Guzy		Withhold
	1.6	Elect Director Reed E. Hundt		For
	1.7	Elect Director Paul S. Otellini		Withhold
	1.8	Elect Director David S. Pottruck		For
	1.9	Elect Director Jane E. Shaw		Withhold
	1.10	Elect Director John L. Thornton		For
	1.11	Elect Director David B. Yoffie		Withhold
	2	Ratify Auditors		For	For		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.  We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	3	Approve Omnibus Stock Plan		For	Against		Mgmt

We do not support this plan. The company’s potential Voting Power Dilution (VPD) for all incentive plans is 14.40% which exceeds our guidelines. Proposals that add to a company’s VPD can potentially dilute the voting interests of common shareholders. In addition, the company does not fully expense its stock options. Given their current accounting treatment of not being charged as an expense against earnings, stock options have been the ultimate tax dodge for companies wishing to lavishly compensate employees. Misused stock options can give executives an incentive to inflate their company’s earnings or make irresponsibly optimistic forecasts in order to keep stock prices high and their paychecks gargantuan. Numerous companies have chosen to acknowledge the distortion to reported earnings caused by the non-expensing of options and have elected to expense options going forward. We believe Intel should follow suit, to better reflect the company’s true earnings and provide additional discipline against overuse.

	4	Expense Stock Options		Against	For		ShrHoldr

In the absence of an accepted methodology with which to value the contingent cost of stock options, companies that have voluntarily expensed stock options have had flexibility in their selection of a specific valuation methodology. Opponents of option expensing argue that options are difficult to value and expensing options could add complexity and decrease transparency in financial reporting. However, given the fact that stock options have become an integral component of compensation, their value cannot be ignored and treated as “no-cost” compensation. We believe that stock options should be expensed along with other forms of compensation. Given that (1) many companies use stock options as a significant component of overall compensation, (2) the exercise of options result in a transfer of shareholder value, and (3) the contingent cost of options reduces earnings, we believe that options should be expensed along with all other forms of compensation to better reflect the company’s true earnings and provide additional discipline against overuse.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	5	Limit/Prohibit Awards to Executives		Against	For		ShrHoldr

The company currently does not use performance-vesting awards in its compensation plans for senior executives. Although the proponent in its supporting statement is critical of fixed-price options, it does not appear that the proposal advocates replacement of options with performance-based restricted stock. The proposal requests the the company use performance-vesting stock in development of future equity awards for senior executives. Although the company has recently adopted officer stockholding guidelines, a more rigorous requirement would be 7x to 10x for the CEO and scaled down for other executives. Therefore, PVS will support this proposal.

	6	Performance- Based/Indexed Options		Against	For		ShrHoldr

In this case, the company uses standard options for its long term compensation. It does not currently award or plans to award performance-based options. The proposal requests for a portion of future stock option grants to be performance-based to senior executives and is therefore not unduly restrictive. The company should be able to identify appropriate performance criteria and clearly disclose the associated performance goals or hurdle rates to the shareholders. This would provide further discipline and alignment in award of executive compensation to shareholders interest. PVS will vote FOR this proposal.

04/27/04 - A	International Business Machines Corp. *IBM*		459200101			02/27/04		24,600
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Cathleen Black		For

The composition of the board does not meet our standard for board and committee independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR the director nominees with the exception of insider Samuel J. Palmisano, and affiliated outsiders John B. Slaughter, Charles F. Knight, Nannerl O. Keohane and Kenneth I. Chenault, from whom we will WITHHOLD votes for lack of a two-thirds majority independent board. We will also WITHHOLD votes from Messrs. Slaughter, Knight and Keohane for serving as affiliated outsiders on key board committees. In addition, we will WITHHOLD votes from Mr. Palmisano for serving as both Chairman and CEO.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.2	Elect Director Kenneth I. Chenault		Withhold
	1.3	Elect Director Carlos Ghosn		For
	1.4	Elect Director Nannerl O. Keohane		Withhold
	1.5	Elect Director Charles F. Knight		Withhold
	1.6	Elect Director Lucio A. Noto		For
	1.7	Elect Director Samuel J. Palmisano		Withhold
	1.8	Elect Director John B. Slaughter		Withhold
	1.9	Elect Director Joan E. Spero		For
	1.10	Elect Director Sidney Taurel		For
	1.11	Elect Director Charles M. Vest		For
	1.12	Elect Director Lorenzo H. Zambrano		For
	2	Ratify Auditors		For	For		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.  We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.

	3	Ratify Auditors for the Company’s Business Consulting Services Unit		For	For		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely. We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	4	Approve Executive Incentive Bonus Plan		For	Against		Mgmt

Though we commend the company on its effort to link cash bonuses and stock grants with clearly defined performance criteria, the plan’s annual individual award limit has the potential to exceed our guidelines for executive incentive programs. The limit of 400,000 stock units (or equivalent) would not keep the individual awards within our $2 million limit. As such, this plan has the potential to negatively impact shareholder value beyond a reasonable level. Therefore, we do not support this item.

	5	Provide for Cumulative Voting		Against	For		ShrHoldr

Cumulative voting permits shareholders to apportion the total number of votes they have in any way they wish among board candidates. This voting right ensures that the will of minority shareholders is supported because it enables them to elect one or more candidates who will represent their specific interests. This has the benefit of enhancing overall board diversity and representation for all shareholders.

	6	Amend Pension and Retirement Medical Insurance Plans		Against	For		ShrHoldr

We believe the aforementioned adverse effects far outweigh any gains that the company may recognize on paper as a result of the new retirement plan. The ramifications of such actions are certainly contributing to the decline of the Blue Chip reputation of IBM.

	7	Submit Executive Compensation to Vote		Against	For		ShrHoldr

Most companies report overfunded pension plans as income in accordance with basic accounting requirements. However, because companies do have a certain degree of discretion in selecting the various assumptions used to measure pension obligations and expenses, we believe that the elimination of pension fund income as a factor in the determination of performance-based executive pay would provide shareholders with a reasonable level of assurance that this discretion will not lead to a conflict of interest. Shareholder critics do not question the accounting standard. Instead, they argue that including accounting rule credits in the measure of earnings used to set performance-based pay is both misleading to investors and creates perverse incentives for senor level executives. We agree. This proposal effectively makes IBM’s management more accountable to shareholders by linking executive pay to the real performance of the company in the marketplace.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	8	Expense Stock Options		Against	For		ShrHoldr

In the absence of an accepted methodology with which to value the contingent cost of stock options, companies that have voluntarily expensed stock options (some 350) have had flexibility in their selection of a specific valuation methodology. Opponents of option expensing argue that options are difficult to value and expensing options could add complexity and decrease transparency in financial reporting. However, given the fact that stock options have become an integral component of compensation, their value cannot be ignored and treated as “no-cost” compensation. Given that (1) many companies use stock options as a significant component of overall compensation, (2) the exercise of options result in a transfer of shareholder value, and (3) the contingent cost of options reduces earnings, we believe that options should be expensed along with all other forms of compensation to better reflect the company’s true earnings and provide additional discipline against overuse.

	9	Limit Awards to Executives		Against	Against		ShrHoldr

PVS agrees with proponent’s underlying rationale for disclosure of executive compensation. However, the liability threshold of $2,000 is arbitrary. Furthermore, in reference to the company’s existing disclosure regarding its compensation practices, we agree with the board that the current requirements for disclosure of executive compensation are adequate and fair. Therefore, we do not believe that shareholders would receive any meaningful benefit from this additional disclosure requirement.

	10	China Principles		Against	For		ShrHoldr

As IBM appears to have a good conceptual framework for these issues already, we believe the implementation of the China Principles would not be costly or unduly burdensome, and would provide an opportunity to describe in greater detail the steps that the company is taking to protect human rights worldwide to the long-term benefit of the company and its stakeholders.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	11	Report on Political Contributions/Activities		Against	For		ShrHoldr

PVS believes this proposal sends a strong message to the board that increased disclosure is needed for the use of company resources being contributed to political parties, candidates, committees, or politically affiliated entities. Shareholders have the inherent right to know if their capital is being used for social causes beyond the companies day to day operations. Therefore, we will support this item.

	12	Report on Executive Compensation		Against	For		ShrHoldr

PVS generally supports shareholder requests calling for better disclosure of executive compensation. Executive pay is a major theme of shareholder proposals this season. Investor fury over exorbitant executive paychecks has manifested itself in proxy initiatives at numerous companies over executive compensation. Shareholder proponents argue that compensation packages at U.S. firms have skyrocketed in great disproportion to the increase in wages enjoyed by the average U.S. worker. Shareholder proponents believe companies should address this issue and believe that both social and financial consideration need to be taken into account when evaluating executive pay. During the 1980s, the average CEO of a major corporation made 42 times the pay of a typical American factory worker. This ratio is now a staggering 400-and-some times the average factory wage. Given the overall poor performance of companies over the last three years, a review of pay practices seems warranted. We believe the proposal will provide greater transparency for shareholders on the executive compensation policy, and should benefit long-term shareholder value by evaluating a compensation framework that has the potential to give executives perverse incentives to make self-enriching near-sighted decisions that erode long-term shareholder value. We support this reasonable compensation reporting request.

05/11/04 - A	International Paper Co. *IP*		460146103			03/17/04		16,873
	1	Elect Directors		For	Withhold		Mgmt
	1.1	Elect Director Martha F. Brooks		Withhold

The director nominees do not meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from insider Robert M. Amen, and affiliated outsider W. Craig McClelland, for lack of a two-thirds majority independent board. We will also WITHHOLD votes from Craig McClelland for serving as an affiliated outsider on a key board committee. In addition, we will WITHHOLD votes from the entire slate of director nominees for failure to implement the submission of any severance agreements (change-in-control) to shareholder vote proposal.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.2	Elect Director James A. Henderson		Withhold
	1.3	Elect Director Robert D. Kennedy		Withhold
	1.4	Elect Director W. Craig McClelland		Withhold
	1.5	Elect Director Robert M. Amen		Withhold
	2	Ratify Auditors		For	Against		Mgmt

We do not support this item. In this instance, the non-auditing consulting fees are more than 25 percent of total fees paid. As such, we will vote against the company’s auditor. We believe the integrity of the auditor’s relationship with the company is compromised when a firm is paid excessive consulting fees on top of those paid for auditing services. This arrangement has the potential to open the auditor process to a wide range of conflicts of interest.

	3	Amend Omnibus Stock Plan		For	Against		Mgmt

We do not support this plan. The company’s potential Voting Power Dilution (VPD) for all incentive plans is 13.12%, which exceeds our guidelines. Proposals that add to a company’s VPD can potentially dilute the voting interests of common shareholders. In addition, the company does not fully expense its stock options. Given their current accounting treatment of not being charged as an expense against earnings, stock options have been the ultimate tax dodge for companies wishing to lavishly compensate employees. Misused stock options can give executives perverse incentives to inflate their company’s earnings or make irresponsibly optimistic forecasts in order to keep stock prices high and their paychecks gargantuan. Numerous companies have chosen to acknowledge the distortion to reported earnings caused by the non-expensing of options and have elected to expense options going forward. We believe International Paper Co. should follow suit, to better reflect the company’s true earnings and provide additional discipline against overuse.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	4	Amend Omnibus Stock Plan		For	For		Mgmt

The proposed amendments aim to revise the performance goals to better link the annual incentive awards for International Paper’s executives to the achievement of the company’s financial and operating objectives. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before awards are granted to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation. PVS will support this item.

	5	Limit Executive Compensation		Against	For		ShrHoldr

Given the exponential rise of executive salaries over the past decade and excessive dilution levels, we support shareholder proposals calling for substantial reform in this area, particularly with regard to overly excessive executive pay. We believe that the limitations set forth in this proposal are worthwhile and send a clear message on the importance of fair pay clearly linked to performance. Therefore, we will support this item.

09/23/03 - A	* Interstate Bakeries Corp. *IBC*		46072H108			08/08/03		2,700
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Charles A. Sullivan		For
The director nominees meet our guidelines.
	1.2	Elect Director Leo Benatar		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	1.3	Elect Director Richard L. Metrick		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	2	Ratify Auditors		For	For		Mgmt
We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.

10/30/03 - A	* Intuit, Inc. *INTU*		461202103			09/02/03		2,900
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Stephen M. Bennett		For
The director nominees meet our guidelines.
	1.2	Elect Director Christopher W. Brody		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	1.3	Elect Director William V. Campbell		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	1.4	Elect Director Scott D. Cook		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	1.5	Elect Director L. John Doerr		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.6	Elect Director Donna L. Dubinsky		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	1.7	Elect Director Michael R. Hallman		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	1.8	Elect Director Stratton D. Sclavos		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	2	Amend Employee Stock Purchase Plan		For	For		Mgmt

PVS generally supports broad-based employee stock purchase plans as a means of linking shareholder interests with those of company employees. This plan qualifies as an employee stock purchase plan under Section 423 of the Internal Revenue Code. This plan has a reasonable employee purchasing cap and contains a predetermined offering period. As such, this ESPP meets our guidelines.

	3	Ratify Auditors		For	Against		Mgmt

We do not support this item. In this instance, the non-auditing consulting fees are more than 25 percent of total fees paid. As such, we will vote against the company’s auditor. We believe the integrity of the auditor’s relationship with the company is compromised when a firm is paid excessive consulting fees on top of those paid for auditing services. This arrangement has the potential to open the auditor process to a wide range of conflicts of interest.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/29/04 - A	Invitrogen Corp. *IVGN*		46185R100			02/27/04		6,212
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Raymond V. Dittamore		For
The director nominees meet our guidelines.
	1.2	Elect Director Bradley G. Lorimier		For
	1.3	Elect Director David U’Prichard, Ph.D.		For
	2	Ratify Auditors		For	Against		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.  We do not support this item. In this instance, the non-auditing consulting fees are more than 25 percent of total fees paid. As such, we will vote against the company’s auditor. We believe the integrity of the auditor’s relationship with the company is compromised when a firm is paid excessive consulting fees on top of those paid for auditing services. This arrangement has the potential to open the auditor process to a wide range of conflicts of interest.

	3	Approve Omnibus Stock Plan		For	Against		Mgmt

We do not support this plan. The company’s potential Voting Power Dilution (VPD) for all incentive plans is 14.72% which exceeds our guidelines. Proposals that add to a company’s VPD can potentially dilute the voting interests of common shareholders. In addition, the company does not fully expense its stock options. Given their current accounting treatment of not being charged as an expense against earnings, stock options have been the ultimate tax dodge for companies wishing to lavishly compensate employees. Misused stock options can give executives an incentive to inflate their company’s earnings or make irresponsibly optimistic forecasts in order to keep stock prices high and their paychecks gargantuan. Numerous companies have chosen to acknowledge the distortion to reported earnings caused by the non-expensing of options and have elected to expense options going forward. We believe Invitrogen Corp. should follow suit, to better reflect the company’s true earnings and provide additional discipline against overuse.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	4	Amend Employee Stock Purchase Plan		For	For		Mgmt

PVS generally supports broad-based employee stock purchase plans as a means of linking shareholder interests with those of company employees. This plan qualifies as an employee stock purchase plan under Section 423 of the Internal Revenue Code. This plan has a reasonable employee purchasing cap and contains a predetermined offering period. As such, this ESPP meets our guidelines.

05/14/04 - A	J. C. Penney Co., Inc (HLDG CO) *JCP*		708160106			03/15/04		1,100
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Colleen C. Barrett		For

We will vote FOR the director nominees with the exceptions of insider Allen Questrom and affiliated outsider M. Anthony Burns from whom we will WITHHOLD votes for failure to implement the 2003 majority supported option expensing and board declassification shareholder proposals. We will also WITHHOLD votes from Mr. Questrom for serving as both chairman and CEO, and from Mr. Burns for standing as an affiliated outsider on the Audit Committee.

	1.2	Elect Director M.Anthony Burns		Withhold
	1.3	Elect Director Maxine K. Clark		For
	1.4	Elect Director Allen Questrom		Withhold
	2	Ratify Auditors		For	For		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely. We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/13/04 - A	Janus Capital Group Inc. *JNS*		47102X105			03/18/04		41,600
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director G. Andrew Cox		For
The director nominees meet our guidelines.
	1.2	Elect Director James P. Craig, III		For
	1.3	Elect Director Deborah R. Gatzek		For
	2	Ratify Auditors		For	For		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.  We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.

11/06/03 - A	* JDS Uniphase Corp. *JDSU*		46612J101			09/15/03		13,500
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Robert E. Enos		For
We will vote FOR the director nominees.
	1.2	Elect Director Peter A. Guglielmi		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	2	Approve Omnibus Stock Plan		For	Against		Mgmt

We do not support this plan. The company’s potential Voting Power Dilution (VPD) for all incentive plans is 16.36% which exceeds our guidelines. Proposals that add to a company’s VPD can potentially dilute the voting interests of common shareholders.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	3	Ratify Auditors		For	Against		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely. We do not support this item. In this instance, the non-auditing consulting fees are more than 25 percent of total fees paid. As such, we will vote against the company’s auditor. We believe the integrity of the auditor’s relationship with the company is compromised when a firm is paid excessive consulting fees on top of those paid for auditing services. This arrangement has the potential to open the auditor process to a wide range of conflicts of interest.

04/22/04 - A	Johnson & Johnson *JNJ*		478160104			02/24/04		35,300
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Gerard N. Burrow		Withhold

The composition of the board does not meet our standard for board and committee independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR the director nominees with the exception of insiders William C. Weldon and Robert J. Darretta, and affiliated outsiders Arnold G. Langbo, Ann D. Jordan and Gerard N. Burrow, from whom we will WITHHOLD votes for lack of a two-thirds majority independent board. We will also WITHHOLD votes from Mr. Langbo for serving as an affiliated outsider on the Compensation and Nominating committees, from Ms. Jordon for serving as an affiliated outsider on the Compensation Committee, and from Mr. Weldon for serving as both Chairman and CEO.

	1.2	Elect Director Mary S. Coleman		For
	1.3	Elect Director James G. Cullen		For
	1.4	Elect Director Robert J. Darretta		Withhold
	1.5	Elect Director M. Judah Folkman		For
	1.6	Elect Director Ann D. Jordan		Withhold
	1.7	Elect Director Arnold G. Langbo		Withhold

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.8	Elect Director Susan L. Lindquist		For
	1.9	Elect Director Leo F. Mullin		For
	1.10	Elect Director Steven S Reinemund		For
	1.11	Elect Director David Satcher		For
	1.12	Elect Director Henry B. Schacht		For
	1.13	Elect Director William C. Weldon		Withhold
	2	Ratify Auditors		For	Against		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.  We do not support this item. In this instance, the non-auditing consulting fees are more than 25 percent of total fees paid. As such, we will vote against the company’s auditor. We believe the integrity of the auditor’s relationship with the company is compromised when a firm is paid excessive consulting fees on top of those paid for auditing services. This arrangement has the potential to open the auditor process to a wide range of conflicts of interest.

	3	Cease Charitable Contributions		Against	Against		ShrHoldr

PVS generally believes that charitable contributions are beneficial to the company when they are donated in good faith and in the absence of gross negligence or self-dealing of management. These contributions assist in worthwhile causes and can help generate goodwill within the community. Johnson & Johnson has long had a reputation of contributing to causes that management believes are beneficial to the general public and in the best interests of the company. Therefore, lacking evidence to the contrary, we believe that continuing these charitable contributions is in the best interests of the company.

01/28/04 - A	* Johnson Controls, Inc. *JCI*		478366107			11/20/03		4,700
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Robert L. Barnett		For
The director nominees meet our guidelines.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.2	Elect Director Willie D. Davis		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	1.3	Elect Director Jeffrey A. Joerres		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	1.4	Elect Director Richard F. Teerlink		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	2	Ratify Auditors		For	Against		Mgmt

We do not support this item. In this instance, the non-auditing consulting fees are more than 25 percent of total fees paid. As such, we will vote against the company’s auditor. We believe the integrity of the auditor’s relationship with the company is compromised when a firm is paid excessive consulting fees on top of those paid for auditing services. This arrangement has the potential to open the auditor process to a wide range of conflicts of interest.

	3	Amend Executive Incentive Bonus Plan		For	Against		Mgmt

Though we commend the company on its effort to link cash bonuses with clearly defined performance criteria, the plan’s annual individual award limit exceeds our guidelines for executive incentive programs. As such, this plan has the potential to negatively impact shareholder value beyond a reasonable level. Therefore, we do not support this item.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	4	Amend Executive Incentive Bonus Plan		For	Against		Mgmt

Though we commend the company on its effort to link cash bonuses with clearly defined performance criteria, the plan’s annual individual award limit exceeds our guidelines for executive incentive programs. As such, this plan has the potential to negatively impact shareholder value beyond a reasonable level. Therefore, we do not support this item.

	5	Approve Non-Employee Director Stock Option Plan		For	Against		Mgmt

We do not support this plan. The company’s potential Voting Power Dilution (VPD) for all incentive plans is 10.86% which exceeds our guidelines. Proposals that add to a company’s VPD can potentially dilute the voting interests of common shareholders.

	6	Amend Restricted Stock Plan		For	Against		Mgmt

We do not support this plan. The company’s potential Voting Power Dilution (VPD) for all incentive plans is 11.24% which exceeds our guidelines. Proposals that add to a company’s VPD can potentially dilute the voting interests of common shareholders.

05/25/04 - A	JPMorgan Chase & Co. *JPM*		46625H100			04/02/04		32,550
	1	Approve Merger Agreement		For	For		Mgmt

Conclusion: JPM shareholders will own approximately 58 percent of the company and maintain management control with Mr. Harrison serving as the CEO for two years until Mr. Dimon takes over that role. The board composition will be split equally. J.P. Morgan determined that board participation at this level for Bank One was a condition to the deal. Considering the relatively low premium to comparable transactions, strategic importance of the deal to both firms, and the potential cost savings, the board and management tradeoffs appear balanced. In aggregate, the deal presents a compelling case for both J.P. Morgan and Bank One shareholders due to the strategic benefits of the transactions, improved competitive position, cost synergies and the possibility of additional revenue opportunities. We will vote in favor of the transaction.

	2	Elect Directors		For	Split		Mgmt
	2.1	Elect Director Hans W. Becherer		For

The composition of the board does not meet our standard for board and committee independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR the director nominees with the exception of John R. Stafford, Lee R. Raymond, Helene L. Kaplan, William B. Harrison, Jr, William H. Gray, III, Lawrence A. Bossidy and Frank A. Bennack, Jr., from whom we will WITHHOLD votes for lack of a two-thirds majority independent board. We will also WITHHOLD votes from Messrs. Stafford and Raymond for serving as affiliated outsiders on the Compensation and Nominating committees, and from Mr. Bennack for serving as an affiliated outsider on the Audit and Nominating committees. In addition, we will WITHHOLD votes from William B. Harrison, Jr for serving as both chairman and CEO.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	2.2	Elect Director Frank A. Bennack, Jr.		Withhold
	2.3	Elect Director John H. Biggs		For
	2.4	Elect Director Lawrence A. Bossidy		Withhold
	2.5	Elect Director Ellen V. Futter		For
	2.6	Elect Director William H. Gray, III		Withhold
	2.7	Elect Director William B. Harrison, Jr		Withhold
	2.8	Elect Director Helene L. Kaplan		Withhold
	2.9	Elect Director Lee R. Raymond		Withhold
	2.10	Elect Director John R. Stafford		Withhold
	3	Ratify Auditors		For	For		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely. We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.

	4	Amend Executive Incentive Bonus Plan		For	Against		Mgmt

Though we commend the company on its effort to link cash bonuses and stock grants with clearly defined performance criteria, the plan’s annual individual award limit exceeds our guidelines for executive incentive programs. As such, this plan has the potential to negatively impact shareholder value beyond a reasonable level. Therefore, we do not support this item.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	5	Adjourn Meeting		For	Against		Mgmt
Once their votes have been cast, there is no justification for spending more money to continue pressing shareholders for more votes. We do not support this request.
	6	Establish Term Limits for Directors		Against	Against		ShrHoldr

We do not support the arbitrary use of mandatory term limits for directors. Under an effective corporate governance system, shareholders have the right to express their preferences each year by voting on directors at the annual meeting. Thus, shareholders can remove or reelect directors as they see fit.

	7	Charitable Contributions		Against	For		ShrHoldr

PVS generally believes that charitable contributions are beneficial to the company when they are donated in good faith and in the absence of gross negligence or self-dealing of management. These contributions assist in worthwhile causes and can help generate goodwill within the community. JP Morgan has long had a reputation of contributing to causes that management believes are beneficial to the general public and in the best interests of the company. Therefore, lacking evidence to the contrary, we believe that continuing these charitable contributions is in the best interests of the company. As such, we will not support this proposal.

	8	Political Contributions		Against	For		ShrHoldr

PVS believes this proposal sends a strong message to the board that increased disclosure is needed for the use of company resources being contributed to political parties, candidates, committees, or politically affiliated entities. Shareholders have the inherent right to know if their capital is being used for social causes beyond the companies day to day operations. Therefore, we will support this item.

	9	Separate Chairman and CEO Positions		Against	For		ShrHoldr

Two major components at the top of every public company are the running of the board and the executive responsibility for the running of the company’s business. Without doubt, there should be a clear division of responsibilities at the head of the company that will ensure a balance of power and authority, such that no one individual has unfettered powers of decision. When there is no clear division between the executive and board branches of a company, poor executive and/or board actions often go unchecked to the ultimate detriment of shareholders. We support this proposal to separate the chairman and CEO and to provide that only independent directors may become chairman.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	10	Provide Adequate Disclosure for over the counter Derivatives		Against	For		ShrHoldr

As a matter of policy, however, PVS generally supports all shareholder requests seeking additional disclosure within reason. We do not believe this proposal attempts to micromanage the company’s operations and is reasonable enough for management to implement. We will support this resolution.

	11	Auditor Independence		Against	For		ShrHoldr

As it is the auditor that assures shareholders of the accuracy of a company’s financial statements, it is vital that the auditor be truly independent in order to ensure the required objectivity to paint a true portrait of a company’s financial situation. We feel that adoption of this proposal sends a clear message on the absolute essential and fundamental need for auditor integrity in today’s marketplace.

	12	Submit Non-Employee Director Compensation to Vote		Against	For		ShrHoldr

PVS supports the principle that shareholders should have the ability to review and vote on non-employee director compensation. Although non-employee director compensation is limited in size, it is still a transfer of wealth from shareholders to non-employee directors. Therefore, we will support this item.

	13	Report on Pay Disparity		Against	For		ShrHoldr

We believe this proposal will provide greater transparency for shareholders on the company’s executive compensation policies and should benefit long-term shareholder value by addressing fairness for pay issues. We support this reasonable compensation reporting request.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/27/04 - A	Katy Industries, Inc. *KT*		486026107			04/19/04		14,000
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Robert M. Baratta		Withhold

The composition of the board does not meet our standard for board and committee independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR director nominee Daniel B. Carroll, but WITHHOLD votes from C. Michael Jacobi, Wallace E. Carroll, Jr. and Robert M. Baratta for lack of a two-thirds majority independent board. We will also WITHHOLD votes from Wallace E. Carroll, Jr. for serving as an affiliated outsider on a key board committee.

	1.2	Elect Director Daniel B. Carroll		For
	1.3	Elect Director Wallace E. Carroll, Jr.		Withhold
	1.4	Elect Director C. Michael Jacobi		Withhold
	2	Ratify Auditors		For	For		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.  We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.

04/23/04 - A	Kellogg Co. *K*		487836108			03/04/04		8,700
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Benjamin S. Carson, Sr.		For

We will vote FOR the director nominees with the exception of Ann Mclaughlin Korologos for serving as an affiliated outsider on the Audit, Compensation and Nominating committees, and from Gordon Gund for serving as an affiliated outsider on the Compensation and Nominating committees.

	1.2	Elect Director Gordon Gund		Withhold
	1.3	Elect Director Dorothy A. Johnson		For
	1.4	Elect Director Ann Mclaughlin Korologos		Withhold

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	2	Ratify Auditors		For	Against		Mgmt

We do not support this item. In this instance, the non-auditing consulting fees are more than 25 percent of total fees paid. As such, we will vote against the company’s auditor. We believe the integrity of the auditor’s relationship with the company is compromised when a firm is paid excessive consulting fees on top of those paid for auditing services. This arrangement has the potential to open the auditor process to a wide range of conflicts of interest.

	3	Report on Genetically Modified Organisms (GMO)		Against	For		ShrHoldr

While we understand the company’s claim that it is not directly involved in the genetic modification of agricultural products, we believe that the proponents’ concerns are justified. We are sympathetic with the proponents concerns regarding their unforeseen public acceptability, and we support reporting on company GE products and detailing a plan should GE products become unacceptable in certain markets. We feel that support for this reporting request goes hand-in-hand with management’s stated commitment to and interest in consumer and food safety. Kellogg itself contends that food safety is its primary concern. Given that the requested report would provide better understanding of the company’s products and ensure company’s commitment to address shareholders’ concerns regarding this issue, we will support this proposal.

04/29/04 - A	Kimberly-Clark Corp. *KMB*		494368103			03/01/04		19,600
	1	Elect Directors		For	Withhold		Mgmt
	1.1	Elect Director Pastora San Juan Cafferty		Withhold

The composition of the board does not meet our standard for board and committee independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from Claudio X. Gonzalez and Pastora San Juan Cafferty for lack of a two-thirds majority independent board. We will also WITHHOLD votes from all nominees for failure to implement the proposal to submit the company’s shareholder rights plan to a shareholder vote. In addition, we will WITHHOLD votes from Pastora San Juan Cafferty for serving as an affiliated outsider on a key board committee, and from Claudio X. Gonzalez for serving on more than six public boards.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.2	Elect Director Claudio X. Gonzalez		Withhold
	1.3	Elect Director Linda Johnson Rice		Withhold
	1.4	Elect Director Marc J. Shapiro		Withhold
	2	Amend Omnibus Stock Plan		For	Against		Mgmt

We do not support this plan. The company’s potential Voting Power Dilution (VPD) for all incentive plans is 12.77% which exceeds our guidelines. Proposals that add to a company’s VPD can potentially dilute the voting interests of common shareholders. In addition, the company does not fully expense its stock options. Given their current accounting treatment of not being charged as an expense against earnings, stock options have been the ultimate tax dodge for companies wishing to lavishly compensate employees. Misused stock options can give executives an incentive to inflate their company’s earnings or make irresponsibly optimistic forecasts in order to keep stock prices high and their paychecks gargantuan. Numerous companies have chosen to acknowledge the distortion to reported earnings caused by the non-expensing of options and have elected to expense options going forward. We believe Kimberly-Clark Corp. should follow suit, to better reflect the company’s true earnings and provide additional discipline against overuse.

	3	Ratify Auditors		For	For		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.  We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.

	4	Submit Shareholder Rights Plan (Poison Pill) to Shareholder Vote		Against	For		ShrHoldr
Because poison pills greatly alter the balance of power between shareholders and management, shareholders should be allowed to make their own evaluation of such plans.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

11/04/03 - A	* King Pharmaceuticals Inc. *KG*		495582108			09/05/03		1,400
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Earnest W. Deavenport, Jr. as Class II Director		For
The director nominees meet our guidelines.
	1.2	Elect Director Elizabeth M. Greetham as Class II Director		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	1.3	Elect Director James R. Lattanzi as Class III Director		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	1.4	Elect Director Philip M. Pfeffer as Class II Director		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	1.5	Elect Director Ted G. Wood as Class I Director		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	2	Ratify Auditors		For	For		Mgmt
We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/04/04 - A	Knight-Ridder, Inc. *KRI*		499040103			03/15/04		6,000
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Mark A. Ernst		For
We will vote FOR the director nominees with the exception of Gonzalo F. Valdes-Fauli, from whom we will WITHHOLD votes for serving as an affiliated outsider on a key board committee.
	1.2	Elect Director K. Foley Feldstein		For
	1.3	Elect Director Thomas P. Gerrity		For
	1.4	Elect Director Gonzalo F. Valdes-Fauli		Withhold
	2	Ratify Auditors		For	For		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely. We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.

04/28/04 - A	Kohl’s Corp. *KSS*		500255104			03/03/04		7,000
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Wayne Embry		For

The composition of the board does not meet our standard for board and committee independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR director nominee Wayne Embry, but WITHHOLD votes from insider R. Lawrence Montgomery, and affiliated outsiders Frank V. Sica and John F. Herma for lack of a two-thirds majority independent board. We will also WITHHOLD votes from Mr. Herma for serving as an affiliated outsider on the Audit and Nominating committees, from Mr. Sica for serving as an affiliated outsider on the Compensation and Nominating committees, and from Mr. Montgomery for serving as both Chairman and CEO.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.2	Elect Director John F. Herma		Withhold
	1.3	Elect Director R. Lawrence Montgomery		Withhold
	1.4	Elect Director Frank V. Sica		Withhold
	2	Ratify Auditors		For	Against		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely. We do not support this item. In this instance, the non-auditing consulting fees are more than 25 percent of total fees paid. As such, we will vote against the company’s auditor. We believe the integrity of the auditor’s relationship with the company is compromised when a firm is paid excessive consulting fees on top of those paid for auditing services. This arrangement has the potential to open the auditor process to a wide range of conflicts of interest.

	3	Performance-Based Stock/Indexed Options		Against	For		ShrHoldr
Despite the fact that certain features of the proposal may be more rigorous than others, PVS supports the underlying principal of the proposal in this case.
	4	Separate Chairman and CEO Positions		Against	For		ShrHoldr

Two major components at the top of every public company are the running of the board and the executive responsibility for the running of the company’s business. Without doubt, there should be a clear division of responsibilities at the head of the company that will ensure a balance of power and authority, such that no one individual has unfettered powers of decision. When there is no clear division between the executive and board branches of a company, poor executive and/or board actions often go unchecked to the ultimate detriment of shareholders. We support this proposal to separate the chairman and CEO and to provide that only independent directors may become chairman.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/27/04 - A	Kraft Foods Inc *KFT*		50075N104			03/03/04		5,970
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Louis C. Camilleri		Withhold

The composition of the board does not meet our standard for board and committee independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR the director nominees with the exception of insiders Charles R. Wall, Betsy D. Holden, Dinyar S. Devitre, Roger K. Deromedi and Louis C. Camilleri, from whom we will WITHHOLD votes for lack of a two-thirds majority independent board.

	1.2	Elect Director Roger K. Deromedi		Withhold
	1.3	Elect Director Dinyar S. Devitre		Withhold
	1.4	Elect Director W. James Farrell		For
	1.5	Elect Director Betsy D. Holden		Withhold
	1.6	Elect Director John C. Pope		For
	1.7	Elect Director Mary L. Schapiro		For
	1.8	Elect Director Charles R. Wall		Withhold
	1.9	Elect Director Deborah C. Wright		For
	2	Ratify Auditors		For	Against		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely. We do not support this item. In this instance, the non-auditing consulting fees are more than 25 percent of total fees paid. As such, we will vote against the company’s auditor. We believe the integrity of the auditor’s relationship with the company is compromised when a firm is paid excessive consulting fees on top of those paid for auditing services. This arrangement has the potential to open the auditor process to a wide range of conflicts of interest.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/27/04 - A	L-3 Communications Holdings, Inc. *LLL*		502424104			03/19/04		4,800
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Claude R. Canizares		For
The director nominees meet our guidelines.
	1.2	Elect Director Thomas A. Corcoran		For
	1.3	Elect Director Alan H. Washkowitz		For
	2	Ratify Auditors		For	Against		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.  We do not support this item. In this instance, the non-auditing consulting fees are more than 25 percent of total fees paid. As such, we will vote against the company’s auditor. We believe the integrity of the auditor’s relationship with the company is compromised when a firm is paid excessive consulting fees on top of those paid for auditing services. This arrangement has the potential to open the auditor process to a wide range of conflicts of interest.

	3	Amend Omnibus Stock Plan		For	Against		Mgmt

We do not support this plan. The company’s potential Voting Power Dilution (VPD) for all incentive plans is 13.56% which exceeds our guidelines. Proposals that add to a company’s VPD can potentially dilute the voting interests of common shareholders. In additions, the company does not fully expense its stock options. Given their current accounting treatment of not being charged as an expense against earnings, stock options have been the ultimate tax dodge for companies wishing to lavishly compensate employees. Misused stock options can give executives perverse incentives to inflate their company’s earnings or make irresponsibly optimistic forecasts in order to keep stock prices high and their paychecks gargantuan. Numerous companies have chosen to acknowledge the distortion to reported earnings caused by the non-expensing of options and have elected to expense options going forward. We believe L-3 Communications should follow suit, to better reflect the company’s true earnings and provide additional discipline against overuse.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	4	Amend Omnibus Stock Plan		For	For		Mgmt

Given that the company will be entitled to a business expense deduction due to the favorable tax treatment attributable to Section 162(m), we believe the proposed amendment warrants shareholder approval.

05/13/04 - A	Lear Corporation *LEA*		521865105			03/19/04		1,700
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Larry W. McCurdy		Withhold

The composition of the board does not meet our standard for board and committee independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR director nominee Richard F. Wallman, but WITHHOLD votes from Roy E. Parrott and Larry W. McCurdy for lack of a two-thirds majority independent board. We will also WITHHOLD votes from Larry W. McCurdy for serving as an affiliated outsider on a key board committee.

	1.2	Elect Director Roy E. Parrott		Withhold
	1.3	Elect Director Richard F. Wallman		For
	2	Ratify Auditors		For	Against		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.  We do not support this item. In this instance, the non-auditing consulting fees are more than 25 percent of total fees paid. As such, we will vote against the company’s auditor. We believe the integrity of the auditor’s relationship with the company is compromised when a firm is paid excessive consulting fees on top of those paid for auditing services. This arrangement has the potential to open the auditor process to a wide range of conflicts of interest.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	3	Submit Shareholder Rights Plan (Poison Pill) to Shareholder Vote		Against	For		ShrHoldr

PVS Discussion  We note that the board emphasizes in the 2004 proxy statement that this proposal, if supported by a majority of votes cast, would not be binding on the board and therefore would not necessarily effectuate any changes to the poison pill. Our opinion is that where shareholders express their views clearly through voting for a proposal, that opinion should be listened to by the company’s board directors. Further, where a board consistently ignores or fails to implement a proposal approved by a majority of shareholder votes cast, we believe that this may provide adequate reason for recommending withholding votes for future director elections. While we welcome the company’s introduction of a board committee review process for the poison pill, poison pills greatly alter the balance of power between shareholders and management, and shareholders should be allowed to make their own evaluation of such plans. We therefore agree with the proponent that the adoption, maintenance or extension of any poison pill should be put to a shareholder vote.

05/05/04 - A	Leggett & Platt, Inc. *LEG*		524660107			03/15/04		7,700
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Raymond F. Bentele		For

The composition of the board does not meet our standard for board and committee independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR the director nominees with the exception of insiders David S. Haffner, Karl G. Glassman and Felix E. Wright, and affiliated outsiders Richard T. Fisher, Robert Ted Enloe, III, Harry M. Cornell, Jr. and Maurice E. Purnell, Jr., from whom we will WITHHOLD votes for lack of a two-thirds majority independent board. We will also WITHHOLD votes from Mr. Wright for serving as both chairman and CEO and from Messrs. Fisher, Enloe and Purnell for standing as affiliated outsiders on key board committees.

	1.2	Elect Director Ralph W. Clark		For
	1.3	Elect Director Harry M. Cornell, Jr.		Withhold

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.4	Elect Director Robert Ted Enloe, III		Withhold
	1.5	Elect Director Richard T. Fisher		Withhold
	1.6	Elect Director Karl G. Glassman		Withhold
	1.7	Elect Director David S. Haffner		Withhold
	1.8	Elect Director Judy C. Odom		For
	1.9	Elect Director Maurice E. Purnell, Jr.		Withhold
	1.10	Elect Director Felix E. Wright		Withhold
	2	Ratify Auditors		For	Against		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.  We do not support this item. In this instance, the non-auditing consulting fees are more than 25 percent of total fees paid. As such, we will vote against the company’s auditor. We believe the integrity of the auditor’s relationship with the company is compromised when a firm is paid excessive consulting fees on top of those paid for auditing services. This arrangement has the potential to open the auditor process to a wide range of conflicts of interest.

	3	Amend Employee Stock Purchase Plan		For	For		Mgmt

PVS generally supports broad-based employee stock purchase plans as a means of linking shareholder interests with those of company employees. This plan qualifies as an employee stock purchase plan under Section 423 of the Internal Revenue Code. This plan has a reasonable employee purchasing cap and contains a predetermined offering period. As such, this ESPP meets our guidelines.

	4	Approve Executive Incentive Bonus Plan		For	Against		Mgmt

Though we commend the company on its effort to link cash bonuses with clearly defined performance criteria, the plan’s annual individual award limit has the potential to exceed our guidelines for cash based executive incentive programs due to its open-ended, unlimited nature. In years where there are substantial operating cash flows, the individual award limit parameters prescribed by the plan would not keep payouts to executives within our $2 million individual award limit. As such, this plan has the potential to negatively impact shareholder value beyond a reasonable level. Therefore, we do not support this item.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/02/04 - A	Lehman Brothers Holdings Inc. *LEH*		524908100			02/13/04		3,200
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Roger S. Berlind		Withhold

We will vote FOR the director nominees with the exception of affiliated outsider Dina Merrill, from whom we will WITHHOLD votes for standing on the Compensation and Nominating committees. PVS will also WITHHOLD votes from Roger S. Berlind for serving as an affiliated outsider on the Audit Committee.

	1.2	Elect Director Marsha Johnson Evans		For
	1.3	Elect Director Sir Christopher Gent		For
	1.4	Elect Director Dina Merrill		Withhold
	2	Ratify Auditors		For	For		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.  We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.

06/09/04 - A	Liberty Media Corp. *L*		530718105			04/21/04		26,792
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Robert R. Bennett		Withhold

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

The composition of the board does not meet our standard for board and committee independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR director nominee Paul A. Gould, but WITHHOLD votes from insiders John C. Malone and Robert R. Bennett for lack of a two-thirds majority independent board.

	1.2	Elect Director Paul A. Gould		For
	1.3	Elect Director John C. Malone		Withhold
	2	Amend Executive Incentive Bonus Plan		For	Against		Mgmt

Though we commend the company on its effort to link cash bonuses and stock grants with clearly defined performance criteria, the plan’s annual individual award limit exceeds our guidelines for executive incentive programs. As such, this plan has the potential to negatively impact shareholder value beyond a reasonable level. Therefore, we do not support this item.

	3	Ratify Auditors		For	Against		Mgmt

We do not support this item. In this instance, the non-auditing consulting fees are more than 25 percent of total fees paid. As such, we will vote against the company’s auditor. We believe the integrity of the auditor’s relationship with the company is compromised when a firm is paid excessive consulting fees on top of those paid for auditing services. This arrangement has the potential to open the auditor process to a wide range of conflicts of interest.

04/22/04 - A	Lockheed Martin Corp. *LMT*		539830109			03/01/04		9,500
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director E.C. ‘Pete’ Aldridge, Jr.		Withhold

The composition of the board does not meet our standard for board and committee independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR the director nominees with the exception of insiders Robert J. Stevens and Vance D. Coffman, and affiliated outsiders Joseph W. Ralston, Marcus C. Bennett and Norman R. Augustine, from whom we will WITHHOLD votes for lack of a two-thirds majority independent board. We will also WITHHOLD votes from Messrs. Ralston and Augustine for serving as affiliated outsiders on the Nominating Committee, from Mr. Coffman for serving as both Chairman and CEO, and Frank Savage for continued questions concerning his role as a member of Enron’s board and specifically its compensation committee. In addition, we will WITHHOLD votes from Compensation Committee members Anne Stevens, Douglas H. McCorkindale, E.C. ‘Pete’ Aldridge, Jr., Eugene F. Murphy, Frank Savage and Gwendolyn S. King for excessive executive compensation.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.2	Elect Director Nolan D. Archibald		For
	1.3	Elect Director Norman R. Augustine		Withhold
	1.4	Elect Director Marcus C. Bennett		Withhold
	1.5	Elect Director Vance D. Coffman		Withhold
	1.6	Elect Director Gwendolyn S. King		Withhold
	1.7	Elect Director Douglas H. McCorkindale		Withhold
	1.8	Elect Director Eugene F. Murphy		Withhold
	1.9	Elect Director Joseph W. Ralston		Withhold
	1.10	Elect Director Frank Savage		Withhold
	1.11	Elect Director Anne Stevens		Withhold
	1.12	Elect Director Robert J. Stevens		Withhold
	1.13	Elect Director James R. Ukropina		For
	1.14	Elect Director Douglas C. Yearley		For
	2	Ratify Auditors		For	Against		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely. We do not support this item. In this instance, the non-auditing consulting fees are more than 25 percent of total fees paid. As such, we will vote against the company’s auditor. We believe the integrity of the auditor’s relationship with the company is compromised when a firm is paid excessive consulting fees on top of those paid for auditing services. This arrangement has the potential to open the auditor process to a wide range of conflicts of interest.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	3	Report on Executive Ties to Government		Against	Against		ShrHoldr

The laws that govern a company’s political activities are stringent enough to ensure political nonpartisanship. Furthermore, this proposal would require the company to incur unnecessary costs to prepare and publish in various newspapers a detailed report of information that already is publicly available. We cannot support this particular request and we agree with management’s position on this issue.

	4	Submit Shareholder Rights Plan (Poison Pill) to Shareholder Vote		Against	For		ShrHoldr
Because poison pills greatly alter the balance of power between shareholders and management, shareholders should be allowed to make their own evaluation of such plans.
	5	Prohibit Auditor from Providing Non-Audit Services		Against	For		ShrHoldr

In the specific case of Lockheed Martin, the company paid $8,300,000 for audit fees, $1,300,000 for audit-related fees and $7,200,000 for other non-audit related fees. The non-audit fees are more than 42% of the total fees paid, and by our guidelines, are excessive. Therefore, we will support this proposal.

	6	Develop Ethical Criteria for Military Contracts		Against	For		ShrHoldr

In view of the fact that the company can prepare such a report at a reasonable cost while also omitting any proprietary information, we believe that this proposal is in the best economic interests of shareholders.

05/28/04 - A	Lowe *LOW*		548661107			04/01/04		9,700
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Leonard L. Berry		Withhold

We will vote FOR the director nominees with the exception of Robert L. Tillman, Dawn E. Hudson, Paul Fulton and Leonard L. Berry from whom we will WITHHOLD votes for failure to fully implement the 2003 majority supported poison pill shareholder proposal. We will also WITHHOLD votes from Mr. Hudson for poor attendance and from Mr. Tillman for serving as both chairman and CEO.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.2	Elect Director Paul Fulton		Withhold
	1.3	Elect Director Dawn E. Hudson		Withhold
	1.4	Elect Director Marshall O. Larsen		For
	1.5	Elect Director Robert A. Niblock		For
	1.6	Elect Director Stephen F. Page		For
	1.7	Elect Director O. Temple Sloan, Jr.		For
	1.8	Elect Director Robert L. Tillman		Withhold
	2	Ratify Auditors		For	For		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.  We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.

04/27/04 - A	Manpower Inc. *MAN*		56418H100			02/17/04		7,100
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Stephanie A. Burns		For
The director nominees meet our guidelines.
	1.2	Elect Director Willie D. Davis		For
	1.3	Elect Director Jack M. Greenberg		For
	1.4	Elect Director Terry A. Hueneke		For
	2	Ratify Auditors		For	For		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.  We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/30/04 - A	Marriott International Inc. (New) *MAR*		571903202			03/08/04		7,300
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Lawrence W. Kellner		For

The composition of the board does not meet our standard for board and committee independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR the director nominees with the exception of insider John W. Marriott III and affiliated outsider Harry J. Pearce from whom we will WITHHOLD votes for lack of a two-thirds majority independent board.

	1.2	Elect Director John W. Marriott III		Withhold
	1.3	Elect Director Harry J. Pearce		Withhold
	2	Ratify Auditors		For	For		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.  We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.

	3	Provide for Cumulative Voting		Against	For		ShrHoldr

PVS believes that cumulative voting is an important tool in the protection of shareholders’ rights. Cumulative voting permits shareholders to apportion the total number of votes they have in any way they wish among board candidates. This voting right ensures that the will of minority shareholders is supported because it enables them to elect one or more candidates who will represent their specific interests. This has the benefit of enhancing overall board diversity and representation for all shareholders.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/20/04 - A	Marsh & McLennan Companies, Inc. *MMC*		571748102			03/22/04		500
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Lewis W. Bernard		Withhold

The composition of the board does not meet our standard for board and committee independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR the director nominees with the exception of insiders Ray J. Groves and Mathis Cabiallavetta, and affiliated outsider Lewis W. Bernard, from whom we will WITHHOLD votes for lack of a two-thirds majority independent board. We will also WITHHOLD votes from Mr. Bernard for standing as an affiliated outsider on the Compensation Committee.

	1.2	Elect Director Mathis Cabiallavetta		Withhold
	1.3	Elect Director Zachary W. Carter		For
	1.4	Elect Director Robert F. Erburu		For
	1.5	Elect Director Oscar Fanjul		For
	1.6	Elect Director Ray J. Groves		Withhold
	2	Ratify Auditors		For	For		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely. We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/25/04 - A	Martin Marietta Materials, Inc. *MLM*		573284106			03/19/04		3,700
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Marcus C. Bennett		Withhold

The composition of the board does not meet our standard for board and committee independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR director nominee Dennis L. Rediker, but WITHHOLD votes from affiliated outsider Marcus C. Bennett for lack of a two-thirds majority independent board, and for serving as an affiliated outsider on a key board committee.

	1.2	Elect Director Dennis L. Rediker		For
	2	Ratify Auditors		For	For		Mgmt
We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.

05/11/04 - A	Masco Corp. *MAS*		574599106			03/15/04		28,900
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Peter A. Dow		For
The director nominees meet our guidelines.
	1.2	Elect Director Anthony F. Earley, Jr.		For
	1.3	Elect Director Wayne B. Lyon		For
	1.4	Elect Director David L. Johnston		For
	1.5	Elect Director J. Michael Losh		For
	2	Approve Executive Incentive Bonus Plan		For	Against		Mgmt

Though we commend the company on its effort to link its stock grants with clearly defined performance criteria, the plan’s annual individual award limit exceeds our guidelines for stock-based executive incentive programs. As such, this plan has the potential to negatively impact shareholder value beyond a reasonable level. Therefore, we do not support this item.

	3	Ratify Auditors		For	For		Mgmt
We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

11/13/03 - A	* Maxim Integrated Products, Inc. *MXIM*		57772K101			09/15/03		2,400
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director James R. Bergman		For
We will vote FOR the directors with the exception of insider John F. Gifford, from whom we will WITHHOLD votes for failure to establish an independent nominating committee.
	1.2	Elect Director John F. Gifford		Withhold

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	1.3	Elect Director B. Kipling Hagopian		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	1.4	Elect Director M. D. Sampels		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	1.5	Elect Director A. R. Frank Wazzan		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	2	Amend Stock Option Plan		For	Against		Mgmt

We do not support this plan. This plan has an NSO share exercise price that is less than full market value. In addition, the company’s potential Voting Power Dilution (VPD) for all incentive plans is 24.98% which exceeds our guidelines. Proposals that add to a company’s VPD can potentially dilute the voting interests of common shareholders.

	3	Amend Employee Stock Purchase Plan		For	For		Mgmt

PVS generally supports broad-based employee stock purchase plans as a means of linking shareholder interests with those of company employees. This plan qualifies as an employee stock purchase plan under Section 423 of the Internal Revenue Code. This plan has a reasonable employee purchasing cap and contains a predetermined offering period. As such, this ESPP meets our guidelines.

	4	Ratify Auditors		For	Against		Mgmt

We do not support this item. In this instance, the non-auditing consulting fees are more than 25 percent of total fees paid. As such, we will vote against the company’s auditor. We believe the integrity of the auditor’s relationship with the company is compromised when a firm is paid excessive consulting fees on top of those paid for auditing services. This arrangement has the potential to open the auditor process to a wide range of conflicts of interest.

05/20/04 - A	Maxtor Corp. *MXO*		577729205			03/30/04		30,804
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Paul J. Tufano		Withhold

The composition of the board does not meet our standard for board and committee independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR the director nominee Charles M. Boesenberg, but WITHHOLD votes from Michael R. Cannon and Paul J. Tufano for lack of a two-thirds majority independent board. We will also WITHHOLD votes from Mr. Cannon for serving as an affiliated outsider on a key board committee.

	1.2	Elect Director Charles M. Boesenberg		For
	1.3	Elect Director Michael R. Cannon		Withhold

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	2	Ratify Auditors		For	For		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.  We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.

05/13/04 - A	Maytag Corp. *MYG*		578592107			03/16/04		10,800
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Wayland R. Hicks		Withhold

Conclusion:Effective corporate governance depends upon the board being accountable to shareholders. Although the proposals to declassify the board and to submit the poison pill to a shareholder vote received the clear mandate of the company’s shareholders for more than two consecutive years, the board has yet to implement the proposals in accordance with the desires of shareholders. Such failure or unwillingness to respond to the desires of shareholders warrants withholding votes from those nominated directors that were directors during the relevant period. We will vote FOR James A. McCaslin but WITHHOLD votes from Fred G. Steingraber, W. Ann Reynolds, and Wayland R. Hicks for failure to implement the shareholder approved proposals. In addition, the composition of the board does not meet our standard for board and committee independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from Fred G. Steingraber and W. Ann Reynolds for lack of a two-thirds majority independent board, and for serving as affiliated outsiders on key board committees.

	1.2	Elect Director James A. McCaslin		For
	1.3	Elect Director W. Ann Reynolds		Withhold

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.4	Elect Director Fred G. Steingraber		Withhold
	2	Ratify Auditors		For	Against		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely. We do not support this item. In this instance, the non-auditing consulting fees are more than 25 percent of total fees paid. As such, we will vote against the company’s auditor. We believe the integrity of the auditor’s relationship with the company is compromised when a firm is paid excessive consulting fees on top of those paid for auditing services. This arrangement has the potential to open the auditor process to a wide range of conflicts of interest.

	3	Amend Employee Stock Purchase Plan		For	For		Mgmt

PVS generally supports broad-based employee stock purchase plans as a means of linking shareholder interests with those of company employees. This plan qualifies as an employee stock purchase plan under Section 423 of the Internal Revenue Code. This plan has a reasonable employee purchasing cap and contains a predetermined offering period. As such, this ESPP meets our guidelines.

	4	Amend Articles		For	For		Mgmt
Conclusion PVS is broadly in favor of any proposals that seek to lower or remove supermajority voting requirements. Therefore we will vote in favor of this proposal.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	5	Declassify the Board of Directors		Against	For		ShrHoldr

Conclusion The ability to elect directors is the single most important use of the shareholder franchise, and all directors should be accountable on an annual basis. A classified board can entrench management and effectively preclude most takeover bids or proxy contests. Board classification forces dissidents and would-be acquirers to negotiate with the incumbent board, which has the authority to decide on offers without a shareholder vote. We note, however, that the board has failed to implement the previously supported shareholder proposals regarding annual election of directors. Although we recognize that shareholder proposals are not binding on the company, PVS considers withholding votes for directors who ignore shareholder proposals that have been passed two years in a row by a majority of votes cast. The re-presentation of this proposal and the repeated support from shareholders over the last five years emphasizes the importance that shareholders place on this issue. We are withholding votes from the directors nominated this year, and we will closely monitor management’s response to this year’s vote on this proposal. We further note, as discussed above under ballot item 4, that we believe supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. As a matter of principle, shareholder desires should be carried out with a majority vote of the disinterested shares.

	6	Submit Shareholder Rights Plan (Poison Pill) to Shareholder Vote		Against	For		ShrHoldr

Conclusion In this case, the company’s poison was not approved by shareholders nor does it embody the above features that PVS recommends. While we acknowledge the board’s note on amending the term of the pill, nevertheless we highlight that the board is able to re-instate the pill or reverse this determination at any time without having to seek shareholder approval. Therefore, we believe that this determination by the board does little to answer the concerns and interests of shareholders. We note also that the board has failed to implement the previously supported shareholder proposals regarding adoption and maintenance of a poison pill. Although we recognize that shareholder proposals are not binding on the company, PVS considers withholding votes for directors who ignore shareholder proposals that have been passed two years in a row by a majority of votes cast. The re-presentation of this proposal and the repeated supported from shareholders over the last three years emphasizes the importance that shareholders place on this issue. We are withholding votes from the directors nominated this year, and we will closely monitor management’s response to this year’s vote on this proposal.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/03/04 - A	MBNA Corp. *KRB*		55262L100			02/13/04		13,050
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director James H. Berick		Withhold

The composition of the board does not meet our standard for board and committee independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR the director nominees with the exception of Stuart L. Markowitz, Randolph D. Lerner, Bruce L. Hammonds, Benjamin R. Civiletti and James H. Berick, from whom we will WITHHOLD votes for lack of a two-thirds majority independent board. We will also WITHHOLD votes from Benjamin R. Civiletti, James H. Berick and Stuart L. Markowitz for serving as affiliated outsiders on key board committees.

	1.2	Elect Director Benjamin R. Civiletti		Withhold
	1.3	Elect Director Bruce L. Hammonds		Withhold
	1.4	Elect Director William L. Jews		For
	1.5	Elect Director Randolph D. Lerner		Withhold
	1.6	Elect Director Stuart L. Markowitz		Withhold
	1.7	Elect Director William B. Milstead		For
	2	Ratify Auditors		For	For		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely. We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.

	3	Expense Stock Options		Against	For		ShrHoldr
Therefore, PVS supports the options expensing shareholder proposal.
	4	Require Majority of Independent Directors on Board		Against	For		ShrHoldr

PVS believes that MBNA is moving in the right direction as evidenced by the recent changes in the company such as reducing executive compensation and changing the composition of the board. However, PVS believes that the board of directors should be an independent body capable of providing objective oversight of management and the company’s overall direction. This goal can best be achieved when directors are independent of the CEO and have no personal interest in the company arising from salary, a consulting agreement, or any other significant business arrangement. Therefore, PVS will vote FOR the shareholder proposal.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/21/04 - A	MEDCO Health Solutions Inc *MHS*		58405U102			03/10/04		6,862
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director David B. Snow, Jr.		Withhold
We will vote FOR the director nominees with the exception of David B. Snow, Jr. from whom we will WITHHOLD votes for serving as both chairman and CEO.
	1.2	Elect Director Howard W. Barker, Jr.		For
	1.3	Elect Director Brian L. Strom, Md, Mph		For
	2	Ratify Auditors		For	For		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.  We support this item and applaud the company for using its auditor solely for auditing. This is one of the rare cases when there are no consulting fees.

05/20/04 - A	MedImmune, Inc. *MEDI*		584699102			03/31/04		1,400
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Wayne T. Hockmeyer		Withhold

The composition of the board does not meet our standard for board and committee independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR the director nominees with the exception of Wayne T. Hockmeyer, Ph.D., M. James Barrett, Ph.D., James H. Cavanaugh, Ph.D., Melvin D. Booth and David M. Mott, from whom we will WITHHOLD votes for lack of a two-thirds majority independent board. We will also WITHHOLD votes from James H. Cavanaugh, Ph.D. and M. James Barrett, Ph.D. for serving as affiliated outsiders on key board committees. In addition, we will WITHHOLD votes from Gordon Macklin for questions surrounding his role as director at WorldCom

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.2	Elect Director David M. Mott		Withhold
	1.3	Elect Director David Baltimore		For
	1.4	Elect Director M. James Barrett		Withhold
	1.5	Elect Director Melvin D. Booth		Withhold
	1.6	Elect Director James H. Cavanaugh		Withhold
	1.7	Elect Director Barbara Hackman Franklin		For
	1.8	Elect Director Gordon S. Macklin		Withhold
	1.9	Elect Director Elizabeth H. S. Wyatt		For
	2	Approve Omnibus Stock Plan		For	Against		Mgmt

We do not support this plan. The company’s potential Voting Power Dilution (VPD) for all incentive plans is 14.11% which exceeds our guidelines. Proposals that add to a company’s VPD can potentially dilute the voting interests of common shareholders. In addition, the company does not fully expense its stock options. Given their current accounting treatment of not being charged as an expense against earnings, stock options have been the ultimate tax dodge for companies wishing to lavishly compensate employees. Misused stock options can give executives an incentive to inflate their company’s earnings or make irresponsibly optimistic forecasts in order to keep stock prices high and their paychecks gargantuan. Numerous companies have chosen to acknowledge the distortion to reported earnings caused by the non-expensing of options and have elected to expense options going forward. We believe MedImmune, Inc. should follow suit, to better reflect the company’s true earnings and provide additional discipline against overuse.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	3	Ratify Auditors		For	For		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.  We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.

08/28/03 - A	* Medtronic, Inc. *MDT*		585055106			07/03/03		9,800
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Richard H. Anderson		For
We will vote FOR the directors with the exception of Gordon M. Sprenger, from whom we will WITHHOLD votes for standing on the Compensation Committee.
	1.2	Elect Director Michael R. Bonsignore		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	1.3	Elect Director Gordon M. Sprenger		Withhold

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	2	Ratify Auditors		For	Against		Mgmt

We do not support this item. In this instance, the non-auditing consulting fees are more than 25 percent of total fees paid. As such, we will vote against the company’s auditor. We believe the integrity of the auditor’s relationship with the company is compromised when a firm is paid excessive consulting fees on top of those paid for auditing services. This arrangement has the potential to open the auditor process to a wide range of conflicts of interest.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	3	Approve Omnibus Stock Plan		For	Against		Mgmt

We do not support this plan. The company’s potential Voting Power Dilution (VPD) for all incentive plans is 11.29%, which exceeds our guidelines. Proposals that add to a company’s VPD can potentially dilute the voting interests of common shareholders.

	4	Approve Executive Incentive Bonus Plan		For	Against		Mgmt

Though we commend the company on its effort to link cash bonuses and stock grants with clearly defined performance criteria, the plan’s annual individual award limit exceeds our guidelines for stock-based executive incentive programs. As such, this plan has the potential to negatively impact shareholder value beyond a reasonable level. Therefore, we do not support this item.

04/20/04 - A	Mellon Financial Corp. *MEL*		58551A108			02/06/04		1,400
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Jared L. Cohon		For

The composition of the board does not meet our standard for board and committee independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR the director nominees with the exception of insider Martin G. McGuinn, and affiliated outsiders Edward J. McAniff, David S. Shapira and Ira J. Gumberg, from whom we will WITHHOLD votes for lack of a two-thirds majority independent board. We will also WITHHOLD votes from Messrs. Shapira and Gumberg for serving as affiliated outsiders on the Audit Committee, and from Mr. McGuinn for serving as both chairman and CEO.

	1.2	Elect Director Ira J. Gumberg		Withhold
	1.3	Elect Director Martin G. Mcguinn		Withhold
	1.4	Elect Director David S. Shapira		Withhold
	1.5	Elect Director John P. Surma		For
	1.6	Elect Director Edward J. Mcaniff		Withhold

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	2	Amend Omnibus Stock Plan		For	Against		Mgmt

We do not support this plan. The company’s potential Voting Power Dilution (VPD) for all incentive plans is 12.77%, which exceeds our guidelines. Proposals that add to a company’s VPD can potentially dilute the voting interests of common shareholders.

	3	Ratify Auditors		For	For		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely. We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.

04/27/04 - A	Merck & Co., Inc. *MRK*		589331107			02/24/04		56,900
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Peter C. Wendell		For
We will vote FOR the director nominees with the exception of affiliated outsider William G. Bowen, from whom we will WITHHOLD votes for standing on the Audit, Compensation and Nominating Committees.
	1.2	Elect Director William G. Bowen		Withhold
	1.3	Elect Director William M. Daley		For
	1.4	Elect Director Thomas E. Shenk		For
	1.5	Elect Director Wendell P. Weeks		For
	2	Ratify Auditors		For	For		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.  We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	3	Declassify the Board of Directors		For	For		Mgmt

A classified board can entrench management and effectively preclude most takeover bids or proxy contests. Board classification forces the full incumbent board, who has the authority to decide on offers without shareholder approval, to negotiate with dissidents and would-be acquirers. The ability to elect directors is the single most important use of the shareholder franchise, and all directors should be accountable on an annual basis. Managers generally believe that staggered boards provide continuity, but empirical evidence has suggested that such a structure is not in shareholders’ best interests from a financial perspective. We, therefore, support the declassification of a company’s board.

	4	Prohibit Awards to Executives		Against	Against		ShrHoldr

Even though we support the general spirit in which this resolution was drafted, we cannot support this request in its current form. We believe this particular request could prove too restrictive for the board in determining future remuneration policies.

	5	Develop Ethical Criteria for Patent Extension		Against	For		ShrHoldr

We note that, although the proponents are asking the company to adopt ethical criteria for patent extension, it is left up to the company to decide what the criteria will be. We note (to his credit) that Merck’s CEO acknowledges that inappropriately delaying generic drugs is not beneficial for business, the consumer, or the health care system because generics play an important role in keeping down the rate of increase in drug costs. In this case, we believe that the proponents have raised a valid concern and that failure to address some of the issues raised by this proposal may be detrimental to shareholder value. Currently, the company’s top selling products have patents that will expire in the next five years. We believe that without a policy in place, patent extension can work against the company and its shareholders especially when the company does not have many new products in its product pipeline. Since approval of this proposal will further enhance company’s commitment and transparency, we approve this request.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	6	Link Executive Compensation to Social Issues		Against	Against		ShrHoldr

Given that the board has a committee reviewing social responsibility and the company has an established Office of Ethics, we feel that enough protections are in place at the company to ensure that the executives of the company are meeting the doctrines listed in its statement on values.

	7	Report on Political Contributions		Against	For		ShrHoldr

PVS believes this proposal sends a strong message to the board that increased disclosure is needed for the use of company resources being contributed to political parties, candidates, committees, or politically affiliated entities. Shareholders have the inherent right to know if their capital is being used for social causes beyond the companies day to day operations. Therefore, we will support this item.

	8	Report on Operational Impact of HIV/AIDS, TB, and Malaria Pandemic		Against	For		ShrHoldr

In this case, we believe that the company has taken certain actions to help address the affects of this healthcare crisis in emerging markets. These actions however do lag those taken by the company’s industry peers. PVS believes the benefits will far outweigh the relatively low costs of the report regarding the operational impact of HIV/AIDS, TB, and Malaria Pandemic for Caterpillar. Increased disclosure in these areas promotes good corporate citizenship, and therefore we will support this item.

12/10/03 - S	* Mercury Interactive Corp. *MERQ*		589405109			10/31/03		1,700
	1	Amend Stock Option Plan		For	Against		Mgmt

We do not support this plan. The company’s potential Voting Power Dilution (VPD) for all incentive plans is 22.27% which exceeds our guidelines. Proposals that add to a company’s VPD can potentially dilute the voting interests of common shareholders.

	2	Amend Employee Stock Purchase Plan		For	Against		Mgmt

Despite the predetermined offering period and reasonable employee purchasing cap, we do not support this proposal because the number of shares allocated to the ESPP exceeds our guidelines (which consider the number of shares allocated to an ESPP to be excessive if it is generally greater than five percent of outstanding shares).

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/19/04 - A	Mercury Interactive Corp. *MERQ*		589405109			03/22/04		1,700
	1	Elect Directors		For	Withhold		Mgmt
	1.1	Elect Director Amnon Landan		Withhold

We will withhold votes from Amnon Landan, Dr. Igal Kohavi, Clyde Ostler, Yair Shamir, Giora Yaron and Anthony Zingale for failure to implement the 2003 majority supported option expensing shareholder proposal. In addition, we will WITHHOLD votes from Mr. Landan for serving as both chairman and CEO.

	1.2	Elect Director Igal Kohavi		Withhold
	1.3	Elect Director Clyde Ostler		Withhold
	1.4	Elect Director Yair Shamir		Withhold
	1.5	Elect Director Giora Yaron		Withhold
	1.6	Elect Director Anthony Zingale		Withhold
	2	Increase Authorized Common Stock		For	Against		Mgmt

We do not support this plan. The number of additional authorized common shares sought in this proposal exceeds our guidelines. As a policy, PVS will not support increases in authorized common shares of this magnitude, unless the company has offered a specific and reasonable purpose for the additional shares. In this case, the company has not offered a specific reason for the share increase. Large increases in authorized common stock may be used for anti-takeover devices or to fund undesirable increases in executive stock options without shareholder approval.

	3	Ratify Auditors		For	For		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely. We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

11/10/03 - A	* Meredith Corp. *MDP*		589433101			09/11/03		6,300
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Herbert M. Baum		For

We will vote FOR the directors with the exception of Frederick B. Henry and William T. Kerr. We will WITHHOLD from Mr. Henry for his poor attendance record and from Mr. Kerr for serving as chairman and CEO.

	1.2	Elect Director Frederick B. Henry		Withhold

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	1.3	Elect Director William T. Kerr		Withhold

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	1.4	Elect Director Nicholas L. Reding		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	2	Amend Director & Officer Indemnification/Liability Provisions		For	For		Mgmt

We will support this item because these provisions are fairly standard compensation elements and have no effect on shareholders’ ability to seek injunctive relief, which, if granted by the courts, would require management to refrain from proposed transactions.

04/23/04 - A	Merrill Lynch & Co., Inc. *MER*		590188108			02/24/04		11,300
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director David K. Newbigging		For
The director nominees meet our guidelines.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.2	Elect Director Joseph W. Prueher		For
	2	Ratify Auditors		For	Against		Mgmt

We do not support this item. In this instance, the non-auditing consulting fees are more than 25 percent of total fees paid. As such, we will vote against the company’s auditor. We believe the integrity of the auditor’s relationship with the company is compromised when a firm is paid excessive consulting fees on top of those paid for auditing services. This arrangement has the potential to open the auditor process to a wide range of conflicts of interest.

	3	Restore or Provide for Cumulative Voting		Against	For		ShrHoldr

PVS believes that cumulative voting is an important tool in the protection of shareholders’ rights. Cumulative voting permits shareholders to apportion the total number of votes they have in any way they wish among board candidates. This voting right ensures that the will of minority shareholders is supported because it enables them to elect one or more candidates who will represent their specific interests. This has the benefit of enhancing overall board diversity and representation for all shareholders. As such we will support this proposal.

	4	Separate Chairman and CEO Positions		Against	For		ShrHoldr

Two major components at the top of every public company are the running of the board and the executive responsibility for the running of the company’s business. Without doubt, there should be a clear division of responsibilities at the head of the company that will ensure a balance of power and authority, such that no one individual has unfettered powers of decision. When there is no clear division between the executive and board branches of a company, poor executive and/or board actions often go unchecked to the ultimate detriment of shareholders. We support this proposal to separate the chairman and CEO and to provide that only independent directors may become chairman.

04/27/04 - A	Metlife, Inc *MET*		59156R108			03/01/04		3,400
	1	Elect Directors		For	Split		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.1	Elect Director Curtis H. Barnette		Withhold

The composition of the board does not meet our standard for board and committee independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR the director nominees with the exception of affiliated outsiders Harry P. Kamen, John C. Danforth and Curtis H. Barnette, from whom we will WITHHOLD votes for lack of a two-thirds majority independent board. We will also WITHHOLD Votes from Messrs. Kamen and Danforth for serving as affiliated outsiders on the Nominating Committee.

	1.2	Elect Director John C. Danforth		Withhold
	1.3	Elect Director Burton A. Dole, Jr.		For
	1.4	Elect Director Harry P. Kamen		Withhold
	1.5	Elect Director Charles M. Leighton		For
	2	Approve Omnibus Stock Plan		For	Against		Mgmt

We do not support this plan. The company’s potential Voting Power Dilution (VPD) for all incentive plans is 10.90% which exceeds our guidelines. Proposals that add to a company’s VPD can potentially dilute the voting interests of common shareholders.

	3	Approve Executive Incentive Bonus Plan		For	Against		Mgmt

Though we commend the company on its effort to link cash bonuses and stock grants with clearly defined performance criteria, the plan’s annual individual award limit of $10 million significantly exceeds our guidelines for executive incentive programs. As such, this plan has the potential to negatively impact shareholder value beyond a reasonable level. Therefore, we do not support this item.

	4	Approve Non-Employee Director Omnibus Stock Plan		For	For		Mgmt
We support this plan. The company’s potential Voting Power Dilution (VPD) for all incentive plans is 2.92%, which falls within our guidelines.
	5	Ratify Auditors		For	For		Mgmt
We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.
	6	Limit Executive Compensation		Against	For		ShrHoldr

Given the exponential rise of executive salaries over the past decade and excessive dilution levels, we support shareholder proposals calling for substantial reform in this area, particularly with regard to overly excessive executive pay especially when untied to performance. We believe this proposal sends a strong message to management that shareholders are more demanding of the link between pay and performance. Given Metlife’s negative three year returns, and Mr. Benmosche’s total compensation of more than $13 million in 2003, we will support this item.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

11/21/03 - A	* Micron Technology, Inc. *MU*		595112103			09/22/03		5,800
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Steven R. Appleton		Withhold
We will vote FOR the director nominees with the exception of Steven R. Appleton, from whom we will WITHHOLD votes for serving as chairman and CEO.
	1.2	Elect Director James W. Bagley		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	1.3	Elect Director Robert A. Lothrop		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	1.4	Elect Director Thomas T. Nicholson		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	1.5	Elect Director Gordon C. Smith		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.6	Elect Director William P. Weber		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	2	Amend Employee Stock Purchase Plan		For	For		Mgmt

PVS generally supports broad-based employee stock purchase plans as a means of linking shareholder interests with those of company employees. This plan qualifies as an employee stock purchase plan under Section 423 of the Internal Revenue Code. This plan has a reasonable employee purchasing cap and contains a predetermined offering period. As such, this ESPP meets our guidelines.

	3	Amend Stock Option Plan		For	Against		Mgmt

We do not support this plan. The company’s potential Voting Power Dilution (VPD) for all incentive plans is 17.76% which exceeds our guidelines. Proposals that add to a company’s VPD can potentially dilute the voting interests of common shareholders.

	4	Ratify Auditors		For	Against		Mgmt

We do not support this item. In this instance, the non-auditing consulting fees are more than 25 percent of total fees paid. As such, we will vote against the company’s auditor. We believe the integrity of the auditor’s relationship with the company is compromised when a firm is paid excessive consulting fees on top of those paid for auditing services. This arrangement has the potential to open the auditor process to a wide range of conflicts of interest.

11/11/03 - A	* Microsoft Corp. *MSFT*		594918104			09/12/03		174,000
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director William H. Gates, III		For
We will vote FOR the director nominees with the exception of affiliated outsider Jon A. Shirley from whom we will WITHHOLD votes for serving on the Audit Committee.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.2	Elect Director Steven A. Ballmer		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	1.3	Elect Director James I. Cash, Jr., Ph.D.		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	1.4	Elect Director Raymond V. Gilmartin		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	1.5	Elect Director Ann McLaughlin Korologos		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	1.6	Elect Director David F. Marquardt		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.7	Elect Director Charles H. Noski		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	1.8	Elect Director Dr. Helmut Panke		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	1.9	Elect Director Wm. G. Reed, Jr.		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	1.10	Elect Director Jon A. Shirley		Withhold

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	2	Amend Omnibus Stock Plan		For	Against		Mgmt

We do not support this plan. First, this plan has an NSO share exercise price that is less than full market value. We oppose plans that reflect an exercise price less than full fair market value as it offers poor incentive for management and employees to build shareholder value. Secondly, the company’s potential Voting Power Dilution (VPD) for all incentive plans is 17.66% which exceeds our guidelines. Proposals that add to a company’s VPD can potentially dilute the voting interests of common shareholders.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	3	Amend Non-Employee Director Stock Option Plan		For	Against		Mgmt

We do not support this plan. First, this plan has an NSO share exercise price that is less than full market value. We oppose plans that reflect an exercise price less than full fair market value as it offers poor incentive for management and employees to build shareholder value. Secondly, the company’s potential Voting Power Dilution (VPD) for all incentive plans is 17.66% which exceeds our guidelines. Proposals that add to a company’s VPD can potentially dilute the voting interests of common shareholders.

Shareholder Proposal
	4	Refrain from Giving Charitable Contributions		Against	Against		ShrHoldr

We believe that charitable donations are useful for assisting worthwhile causes and for creating goodwill between the company and its community. In addition, there may be certain long-term financial benefits to companies from certain charitable donations generated from, for example, money spent helping educational efforts in the firm’s primary employment areas. Moreover, we believe that management is in a much better position than shareholders to decide what criteria are appropriate for corporate charitable contributions. In this case, the company does take into account the interests of shareholders when determining the types of organizations that it makes grants to and the company appears to make donations to a diverse group of organizations. As the company complies with current laws and regulations regarding charitable contributions, and since charitable contributions can enhance good corporate citizenship as well as the company’s image and commitment to the local communities in which it operates, we do not support this proposal.

01/29/04 - A	Monsanto Co. *MON*		61166W101			12/01/03		1,330
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Frank V. Atlee III		For
The director nominees meet our guidelines.
	1.2	Elect Director Gwendolyn S. King		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.3	Elect Director Sharon R. Long, Ph.D.		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	2	Ratify Auditors		For	Against		Mgmt

We do not support this item. In this instance, the non-auditing consulting fees are more than 25 percent of total fees paid. As such, we will vote against the company’s auditor. We believe the integrity of the auditor’s relationship with the company is compromised when a firm is paid excessive consulting fees on top of those paid for auditing services. This arrangement has the potential to open the auditor process to a wide range of conflicts of interest.

	3	Amend Omnibus Stock Plan		For	Against		Mgmt

We do not support this plan. The company’s potential Voting Power Dilution (VPD) for all incentive plans is 12.85% which exceeds our guidelines. Proposals that add to a company’s VPD can potentially dilute the voting interests of common shareholders.

Shareholder Proposals
	4	Report on Impact of Genetically Engineered Seed		Against	For		ShrHoldr

Given that the requested report, to be done at a reasonable cost while omitting proprietary information, would provide a better understanding of the company’s products and their future impact while also underscoring company’s commitment to satisfactorily address legitimate shareholder concerns regarding the safety of genetically engineered products, we support this proposal.

	5	Report on Export of Hazardous Pesticides		Against	For		ShrHoldr

We believe that it is in the best interests of both shareholders and the company, for concerns addressing human health and the safety of the environment to be pursued. As the company already provides information regarding its products that the EPA classifies as probable or likely human carcinogens, and it publishes Environment, Health & Safety (EHS) reports on its web site that extensively discuss various industry issues, including some of those addressed in this proposal, it would not be unduly burdensome for the company to accommodate the elements of this proposal into its existing reporting framework. We therefore support this proposal.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	6	Submit Shareholder Rights Plan (Poison Pill) to Shareholder Vote		Against	For		ShrHoldr

Because poison pills greatly alter the balance of power between shareholders and management, we believe that shareholders should be allowed to make their own evaluation of such plans. While the company does not currently have a poison pill, we believe that the principles outlined in this proposal are consistent with shareholder rights and good corporate governance. Therefore, we believe that this proposal warrants shareholder support.

04/20/04 - A	Morgan Stanley *MWD*		617446448			02/20/04		14,800
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director John W. Madigan		Withhold

We will vote FOR the director nominees with the exception of John W. Madigan, from whom we will WITHHOLD votes for failure to implement a majority supported shareholder proposal to declassify the board.

	1.2	Elect Director Dr. Klaus Zumwinkel		For
	1.3	Elect Director Sir Howard Davies		For
	2	Ratify Auditors		For	For		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely. We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	3	Declassify the Board of Directors		Against	For		ShrHoldr

We support shareholder proposals calling for the repeal of the company’s classified board structure and for the annual election of all directors under a single slate. The ability to elect directors is the single most important use of the shareholder franchise, and we firmly believe all directors should be accountable on an annual basis. A classified board can entrench management and effectively preclude most takeover bids or proxy contests. Board classification forces dissidents and would-be acquirers to negotiate with the incumbent board, which has the authority to decide on offers without a shareholder vote.

	4	Submit Severance Agreement (Change-in-Control) to Shareholder Vote		Against	For		ShrHoldr

PVS generally supports the submission of parachute provisions for shareholder ratification as long as there is no requirement for prior shareholder approval which would limit a board’s negotiating flexibility. Seeking shareholder approval after the material terms of the contract are agreed upon would give the board a framework to work within and prevent the excessive “pay for failure” packages that have been witnessed at other companies. Accordingly, we believe that this proposal warrants shareholder support.

	5	Report on Political Contributions/Activities		Against	For		ShrHoldr

PVS believes this proposal sends a strong message to the board that increased disclosure is needed for the use of company resources being contributed to political parties, candidates, committees, or politically affiliated entities. Shareholders have the inherent right to know if their capital is being used for social causes beyond the companies day to day operations. Therefore, we will support this item.

05/03/04 - A	Motorola, Inc. *MOT*		620076109			03/05/04		15,700
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Edward Zander		Withhold

The composition of the board does not meet our standard for board and committee independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR the director nominees with the exception of Mike Zafirovski, Samuel Scott III, Walter Massey and Edward Zander, from whom we will WITHHOLD votes for lack of a two-thirds majority independent board. We will also WITHHOLD votes from Samuel Scott III for serving as an affiliated outsider on a key board committee, and from Edward Zander for serving as both Chairman and CEO.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.2	Elect Director H. Laurence Fuller		For
	1.3	Elect Director Judy Lewent		For
	1.4	Elect Director Walter Massey		Withhold
	1.5	Elect Director Nicholas Negroponte		For
	1.6	Elect Director Indra Nooyi		For
	1.7	Elect Director John Pepper, Jr.		For
	1.8	Elect Director Samuel Scott III		Withhold
	1.9	Elect Director Douglas Warner III		For
	1.10	Elect Director John White		For
	1.11	Elect Director Mike Zafirovski		Withhold
	2	Limit Executive Compensation		Against	For		ShrHoldr

Given the exponential rise of executive salaries over the past decade and excessive dilution levels, we support shareholder proposals calling for substantial reform in this area, particularly with regard to overly excessive executive pay. We believe this proposal is worthwhile and sends a clear message on the importance of fair pay clearly linked to performance.

	3	Limit Awards to Executives		Against	For		ShrHoldr

Given the exponential rise of executive salaries over the past decade and excessive dilution levels, we support shareholder proposals calling for substantial reform in this area, particularly with regard to overly excessive executive pay. We believe that the limitations set forth in this proposal are worthwhile and send a clear message on the importance of fair pay clearly linked to performance. Therefore, we will support this item.

04/27/04 - A	National City Corp. *NCC*		635405103			03/05/04		2,100
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director John E. Barfield		For

We will vote for the director nominees with the exception of David A. Daberko and Morry Weiss. We will WITHHOLD votes from Mr. Daberko for serving as both chairman and CEO and from Mr. Weiss for standing as an affiliated outsider on the Nominating Committee.

	1.2	Elect Director James S. Broadhurst		For

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.3	Elect Director John W. Brown		For
	1.4	Elect Director Christopher M. Connor		For
	1.5	Elect Director David A. Daberko		Withhold
	1.6	Elect Director Joseph T. Gorman		For
	1.7	Elect Director Bernadine P. Healy		For
	1.8	Elect Director Paul A. Ormond		For
	1.9	Elect Director Robert A. Paul		For
	1.10	Elect Director Gerald L. Shaheen		For
	1.11	Elect Director Jerry Sue Thornton		For
	1.12	Elect Director Morry Weiss		Withhold
	2	Approve Omnibus Stock Plan		For	Against		Mgmt

We do not support this plan. The company’s potential Voting Power Dilution (VPD) for all incentive plans is 13.74% which exceeds our guidelines. Proposals that add to a company’s VPD can potentially dilute the voting interests of common shareholders.

	3	Amend Executive Incentive Bonus Plan		For	Against		Mgmt

Though we commend the company on its effort to link cash bonuses and stock grants with clearly defined performance criteria, the plan’s annual individual award limit has the potential to exceed our guidelines for cash and stock based executive incentive programs due to its open-ended, unlimited nature. In years where there are substantial operating cash flows, the individual award limit parameters prescribed by the plan would not keep payouts to executives within our $2 million individual award limit. As such, this plan has the potential to negatively impact shareholder value beyond a reasonable level. Therefore, we do not support this item.

	4	Ratify Auditors		For	For		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely. We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

02/17/04 - A	Navistar International Corp. *NAV*		63934E108			01/05/04		5,000
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Michael N. Hammes		For
The director nominees meet our guidelines.
	1.2	Elect Director James H. Keyes		For
	1.3	Elect Director Southwood J. Morcott		For
	2	Ratify Auditors		For	For		Mgmt
We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.
	3	Approve Omnibus Stock Plan		For	Against		Mgmt

We do not support this plan. . The company’s potential Voting Power Dilution (VPD) for all incentive plans is 11.13% which exceeds our guidelines. Proposals that add to a company’s VPD can potentially dilute the voting interests of common shareholders.

09/02/03 - A	* Network Appliance, Inc. *NTAP*		64120L104			07/07/03		3,800
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Daniel J. Warmenhoven		For
The director nominees meet our guidelines.
	1.2	Elect Director Donald T. Valentine		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	1.3	Elect Director Sanjiv Ahuja		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.4	Elect Director Carol A. Bartz		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	1.5	Elect Director Michael R. Hallman		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	1.6	Elect Director Nicholas G. Moore		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	1.7	Elect Director Dr. Sachio Semmoto		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	1.8	Elect Director Robert T. Wall		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	2	Amend Omnibus Stock Plan		For	Against		Mgmt

We do not support this plan. First, the plan allows for the repricing of underwater stock options without shareholder approval. We believe repricing reduces the incentive value of the plan by undermining the concept that stock options is intended to be a long-term incentive. Second, the company’s potential Voting Power Dilution (VPD) for all incentive plans is 23.38%, which exceeds our guidelines. Proposals that add to a company’s VPD can potentially dilute the voting interests of common shareholders.

	3	Amend Employee Stock Purchase Plan		For	For		Mgmt

PVS generally supports broad-based employee stock purchase plans as a means of linking shareholder interests with those of company employees. This plan qualifies as an employee stock purchase plan under Section 423 of the Internal Revenue Code. This plan has a reasonable employee purchasing cap and contains a predetermined offering period. As such, this ESPP meets our guidelines.

	4	Ratify Auditors		For	Against		Mgmt

We do not support this item. In this instance, the non-auditing consulting fees are more than 25 percent of total fees paid. As such, we will vote against the company’s auditor. We believe the integrity of the auditor’s relationship with the company is compromised when a firm is paid excessive consulting fees on top of those paid for auditing services. This arrangement has the potential to open the auditor process to a wide range of conflicts of interest.

	5	Other Business		For	Against		Mgmt
As we cannot know the content of these issues, we do not support this request.

06/01/04 - A	New Brunswick Scientific Co., Inc. *NBSC*		642876106			04/16/04		9,792
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Daniel S. Van Riper		For

The composition of the board does not meet our standard for board and committee independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR the director nominees with the exception of affiliated outsider Dr. David Pramer from whom we will WITHHOLD votes for lack of a two-thirds majority independent board, and for standing as an affiliated outsider on key board committees. Note that we will not be withholding votes from audit committee member Joel Jaffe for neglecting to include auditor ratification on the proxy ballot as he is a new director nominee.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.2	Elect Director Dr. David Pramer		Withhold
	1.3	Elect Director Joel Jaffe		For
	2	Amend Non-Employee Director Stock Option Plan		For	Against		Mgmt

We do not support this plan. Firstly, This plan has an NSO share exercise price that is less than full market value. We oppose plans that reflect an exercise price less than full fair market value as it offers poor incentive for management and employees to build shareholder value. Secondly, the company’s potential Voting Power Dilution (VPD) for all incentive plans is 13.96% which exceeds our guidelines. Proposals that add to a company’s VPD can potentially dilute the voting interests of common shareholders. Finally, the company does not fully expense its stock options. Given their current accounting treatment of not being charged as an expense against earnings, stock options have been the ultimate tax dodge for companies wishing to lavishly compensate employees. Misused stock options can give executives perverse incentives to inflate their company’s earnings or make irresponsibly optimistic forecasts in order to keep stock prices high and their paychecks gargantuan. Numerous companies have chosen to acknowledge the distortion to reported earnings caused by the non-expensing of options and have elected to expense options going forward. We believe New Brunswick Scientific should follow suit, to better reflect the company’s true earnings and provide additional discipline against overuse.

05/12/04 - A	Newell Rubbermaid Inc. *NWL*		651229106			03/15/04		14,600
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Scott S. Cowen		For

The composition of the board does not meet our standard for board and committee independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR the director nominees with the exception of Allan P. Newell, from whom we will WITHHOLD votes for lack of a two-thirds majority independent board, and for serving as an affiliated outsider on a key board committee.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.2	Elect Director Cynthia A. Montgomery		For
	1.3	Elect Director Allan P. Newell		Withhold
	1.4	Elect Director Gordon R. Sullivan		For
	2	Ratify Auditors		For	Against		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.  We do not support this item. In this instance, the non-auditing consulting fees are more than 25 percent of total fees paid. As such, we will vote against the company’s auditor. We believe the integrity of the auditor’s relationship with the company is compromised when a firm is paid excessive consulting fees on top of those paid for auditing services. This arrangement has the potential to open the auditor process to a wide range of conflicts of interest.

05/27/04 - A	Nextel Communications, Inc. *NXTL*		65332V103			04/02/04		16,300
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Keith J. Bane		Withhold

The composition of the board does not meet our standard for board independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR director nominee V. Janet Hill, but WITHHOLD votes from affiliated outsider Keith J. Bane for lack of a two-thirds majority independent board.

	1.2	Elect Director V. Janet Hill		For
	2	Ratify Auditors		For	Against		Mgmt

We do not support this item. In this instance, the non-auditing consulting fees are more than 50 percent of total fees paid. As such, we will vote against the company’s auditor. We believe the integrity of the auditor’s relationship with the company is compromised when a firm is paid excessive consulting fees on top of those paid for auditing services. This arrangement has the potential to open the auditor process to a wide range of conflicts of interest.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	3	Amend Employee Stock Purchase Plan		For	For		Mgmt

PVS generally supports broad-based employee stock purchase plans as a means of linking shareholder interests with those of company employees. This plan qualifies as an employee stock purchase plan under Section 423 of the Internal Revenue Code. This plan has a reasonable employee purchasing cap and contains a predetermined offering period. As such, this ESPP meets our guidelines.

05/13/04 - A	Norfolk Southern Corp. *NSC*		655844108			03/05/04		12,800
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Alston D. Correll		For

The composition of the board does not meet our standard for board and committee independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR the director nominees with the exception of Landon Hilliard, from whom we will WITHHOLD votes for lack of a two-thirds majority independent board, and for serving as an affiliated outsider on a key board committee.

	1.2	Elect Director Landon Hilliard		Withhold
	1.3	Elect Director Burton M. Joyce		For
	1.4	Elect Director Jane Margaret O’Brien		For
	2	Ratify Auditors		For	For		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.  We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/27/04 - A	North Fork Bancorporation, Inc. *NFB*		659424105			03/01/04		3,500
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director James F. Reeve		Withhold

The composition of the board does not meet our standard for board and committee independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR the director nominees with the exception of affiliated outsiders George H. Rowsom and James F. Reeve from whom we will WITHHOLD votes for lack of a two-thirds majority independent board. We will also WITHHOLD votes from Mr. Rowsom for serving as an affiliated outsider on key board committees.

	1.2	Elect Director George H. Rowsom		Withhold
	1.3	Elect Director Dr. Kurt R. Schmeller		For
	2	Ratify Auditors		For	For		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.  We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.

04/20/04 - A	Northern Trust Corp. *NTRS*		665859104			03/01/04		1,000
	1	Elect Directors		For	Split		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.1	Elect Director Duane L. Burnham		For

The composition of the board does not meet our standard for board and committee independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR the director nominees with the exception of insider William A. Osborn, and affiliated outsiders William D. Smithburg, Harold B. Smith, Arthur L. Kelly, Robert A. Helman and Robert S. Hamada, from whom we will WITHHOLD votes for lack of a two-thirds majority independent board. We will also WITHHOLD votes from Messrs. Smith and Smithburg for serving as affiliated outsiders on the Compensation and Nominating committees, from Mr. Kelly for serving as an affiliated outsider on the Audit and Compensation committees, from Mr. Hamada for serving as an affiliated outsider on the Audit Committee, and from Mr. Helman for serving as an affiliated outsider on the Nominating Committee. In addition, we will WITHHOLD votes from Mr. Osborn for serving as both chairman and CEO.

	1.2	Elect Director Dolores E. Cross		For
	1.3	Elect Director Susan Crown		For
	1.4	Elect Director Robert S. Hamada		Withhold
	1.5	Elect Director Robert A. Helman		Withhold
	1.6	Elect Director Dipak C. Jain		For
	1.7	Elect Director Arthur L. Kelly		Withhold
	1.8	Elect Director Robert C. Mccormack		For
	1.9	Elect Director Edward J. Mooney		For
	1.10	Elect Director William A. Osborn		Withhold
	1.11	Elect Director John W. Rowe		For
	1.12	Elect Director Harold B. Smith		Withhold
	1.13	Elect Director William D. Smithburg		Withhold
	2	Ratify Auditors		For	For		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.  We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/18/04 - A	Northrop Grumman Corp. *NOC*		666807102			03/22/04		5,650
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Lewis W. Coleman		Withhold

The composition of the board does not meet our standard for board and committee independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR the director nominees with the exception of affiliated outsiders Aulana L. Peters and Philip A. Odeen, from whom we will WITHHOLD votes for lack of a two-thirds majority independent board. We will also WITHHOLD votes from Ms. Peters for serving as an affiliated outsider on the Audit and Nominating committees, and from Ms. Peters, and Messrs. Odeen and Coleman for failure to submit the company poison pill to shareholder vote.

	1.2	Elect Director J. Michael Cook		For
	1.3	Elect Director Philip A. Odeen		Withhold
	1.4	Elect Director Aulana L. Peters		Withhold
	1.5	Elect Director Kevin W. Sharer		For
	2	Ratify Auditors		For	For		Mgmt
We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.
	3	Develop Ethical Criteria for Military Contracts		Against	For		ShrHoldr

In view of the scope and complexity of the long-term implications of involvement in various weapons programs and the fact that the report, prepared at reasonable cost while also omitting any proprietary information, would not expose the company to significant competitive or financial risks, we feel this proposal is in the best economic interests of shareholders and will support this request in light of the substantial upside to shareholder knowledge which could be gained by producing a report of this kind.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	4	Declassify the Board of Directors		Against	For		ShrHoldr

PVS supports shareholder proposals calling for the repeal of a company’s classified board structure and for the annual election of all directors under a single slate. The ability to elect directors is the single most important use of the shareholder franchise, and we firmly believe all directors should be accountable on an annual basis. A classified board can entrench management and effectively preclude most takeover bids or proxy contests. Board classification forces dissidents and would-be acquirers to negotiate with the incumbent board, which has the authority to decide on offers without a shareholder vote. Managers generally believe that staggered boards provide continuity, but empirical evidence has suggested that such a structure is not in shareholders’ best interests from a financial perspective. We, therefore, support the declassification of a company’s board.

05/25/04 - A	Omnicom Group Inc. *OMC*		681919106			04/09/04		1,400
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director John D. Wren		Withhold

The composition of the board does not meet our standard for board and committee independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR the director nominees with the exception of insider John D. Wren, and affiliated outsiders Gary L. Roubos, John R. Purcell, Leonard S. Coleman, Jr. and Bruce Crawford, from whom we will WITHHOLD votes for lack of a two-thirds majority independent board. We will also WITHHOLD votes from Gary L. Roubos, Leonard S. Coleman, Jr. and John R. Purcell for serving as affiliated outsiders on key board committees.

	1.2	Elect Director Bruce Crawford		Withhold
	1.3	Elect Director Robert Charles Clark		For
	1.4	Elect Director Leonard S. Coleman, Jr.		Withhold
	1.5	Elect Director Errol M. Cook		For
	1.6	Elect Director Susan S. Denison		For
	1.7	Elect Director Michael A. Henning		For
	1.8	Elect Director John R. Murphy		For
	1.9	Elect Director John R. Purcell		Withhold

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.10	Elect Director Linda Johnson Rice		For
	1.11	Elect Director Gary L. Roubos		Withhold
	2	Ratify Auditors		For	For		Mgmt
We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.
	3	Approve Non-Employee Director Stock Option Plan		For	Against		Mgmt

We do not support this plan. The company’s potential Voting Power Dilution (VPD) for all incentive plans is 11.74%, which exceeds our guidelines. Proposals that add to a company’s VPD can potentially dilute the voting interests of common shareholders. In addition, the company does not fully expense its stock options. Given their current accounting treatment of not being charged as an expense against earnings, stock options have been the ultimate tax dodge for companies wishing to lavishly compensate employees. Misused stock options can give executives perverse incentives to inflate their company’s earnings or make irresponsibly optimistic forecasts in order to keep stock prices high and their paychecks gargantuan. Numerous companies have chosen to acknowledge the distortion to reported earnings caused by the non-expensing of options and have elected to expense options going forward. We believe Omnicom Group Inc. should follow suit, to better reflect the company’s true earnings and provide additional discipline against overuse.

10/13/03 - A	* Oracle Corp. *ORCL*		68389X105			08/21/03		90,500
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Lawrence J. Ellison		Withhold
We will vote FOR the directors with the exception of Lawrence Ellison, from whom we will WITHHOLD votes for serving as chairman and CEO.
	1.2	Elect Director Donald L. Lucas		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.3	Elect Director Michael J. Boskin		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	1.4	Elect Director Jeffrey O. Henley		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	1.5	Elect Director Jack F. Kemp		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	1.6	Elect Director Jeffrey Berg		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	1.7	Elect Director Safra Catz		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	1.8	Elect Director Hector Garcia-Molina		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.9	Elect Director Joseph A. Grundfest		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	1.10	Elect Director H. Raymond Bingham		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	2	Approve Executive Incentive Bonus Plan		For	Against		Mgmt

Though we commend the company on its effort to link stock grants and cash bonuses with clearly defined performance criteria, the plan’s annual individual award limit exceeds our guidelines for stock-based executive incentive programs. As such, this plan has the potential to negatively impact shareholder value beyond a reasonable level. Therefore, we do not support this item.

	3	Ratify Auditors		For	For		Mgmt
We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.
	4	Amend Non-Employee Director Omnibus Stock Plan		For	Against		Mgmt

We do not support this plan. The company’s potential Voting Power Dilution (VPD) for all incentive plans is 15.21%, which exceeds our guidelines. Proposals that add to a company’s VPD can potentially dilute the voting interests of common shareholders.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

Shareholder Proposal
	5	Implement China Principles		Against	For		ShrHoldr

This shareholder proposal calls for the company to “to make all possible lawful efforts to implement and/or increase activity on each of the principles named above in the People’s Republic of China.” In our view, this proposal contains key elements of the ILO’s core convention principles, among several other internationally recognized standards. PVS recognizes that the adoption and/or enforcement of principles relating to internationally accepted human rights standards can benefit corporations operating in markets with documented abuses. The China Principles may help the company avoid being blacklisted by U.S. states and municipalities, many of whom have limited their contracts with companies who fail to adopt similar principles in other countries recognized for committing gross human rights violations. We believe it is in the best interests of shareholders for the company to disclose information that could potentially impact stock price and/or leave the company vulnerable to costly litigation or regulatory measures. Although Oracle does have a code of ethics in place and is in full compliance with Chinese law, we believe additional steps to insulate the company against potential backlash is the most prudent course of action. As implementation of this proposal will demonstrate the company’s commitment to international labor rights and standards, we support this item.

04/27/04 - A	Paccar Inc. *PCAR*		693718108			03/01/04		9,900
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director David K. Newbigging		For

The composition of the board does not meet our standard for board and committee independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR director nominee David K. Newbigging, but WITHHOLD votes from Audit Committee members Harold A. Wagner and Harry C. Stonecipher for neglecting to include auditor ratification on the ballot.

	1.2	Elect Director Harry C. Stonecipher		Withhold
	1.3	Elect Director Harold A. Wagner		Withhold

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted
	2	Increase Authorized Common Stock		For	Against		Mgmt

We do not support this plan. The number of additional authorized common shares sought in this proposal exceeds our guidelines. As a policy, PVS will not support increases in authorized common shares of this magnitude, unless the company has offered a specific and reasonable purpose for the additional shares. In this case, the company has not offered a specific reason for the share increase. Large increases in authorized common stock may be used for anti-takeover devices or to fund undesirable increases in executive stock options without shareholder approval.

	3	Amend Deferred Compensation Plan		For	For		Mgmt
We support this plan. The company’s potential Voting Power Dilution (VPD) for all incentive plans is 7.37%, which falls within our guidelines.
	4	Submit Shareholder Rights Plan (Poison Pill) to Shareholder Vote		Against	For		ShrHoldr
Because poison pills greatly alter the balance of power between shareholders and management, shareholders should be allowed to make their own evaluation of such plans.
	5	Limit Awards to Executives		Against	Against		ShrHoldr

PVS also agrees that setting executive compensation is the responsibility of an independent compensation committee. In this case, the Compensation Committee is comprised of independent outsiders, which minimizes any conflicts of interests between the management and shareholders. The prohibition on all future stock option programs would affect the company’s ability to retain a large number of critical employees or attract qualified personnel. We also note that the company maintains a policy of expensing stock options which serves to discipline compensation practices and level the accounting playing field among different forms of pay. We believe this proposal is too restrictive, as it would prohibit executives from receiving stock options, a common form of equity award. Although we agree with the spirit of this proposal, we cannot support it due to its overly restrictive guidelines.

03/25/04 - A	PeopleSoft, Inc. *PSFT*		712713106			02/10/04		4,500
	1	Elect Directors		For	Split		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.1	Elect Director A. George ‘Skip’ Battle		For

The composition of the board does not meet our standard for board and committee independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR the director nominees with the exception of insider Craig A. Conway, and affiliated outsider Cyril J. Yansouni, from whom we will WITHHOLD votes for lack of a two-thirds majority independent board. We will also WITHHOLD votes from Mr. Yansouni for serving as an affiliated outsider on the Audit and Compensation committees.

	1.2	Elect Director Craig A. Conway		Withhold
	1.3	Elect Director Frank J. Fanzilli, Jr.		For
	1.4	Elect Director Cyril J. Yansouni		Withhold
	2	Ratify Auditors		For	For		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.  We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.

	3	Expense Stock Options		Against	For		ShrHoldr

Given the fact that stock options have become an integral component of compensation, their value cannot be ignored and treated as “no-cost” compensation. We believe that stock options should be expensed along with other forms of compensation. Given that (1) many companies use stock options as a significant component of overall compensation, (2) the exercise of options result in a transfer of shareholder value, and (3) the contingent cost of options reduces earnings, we believe that options should be expensed along with all other forms of compensation to better reflect the company’s true earnings and provide additional discipline against overuse. A similar shareholder proposal to expense stock options at last year’s annual meeting resulted in a near majority vote in support of expensing options as the percentage of votes cast showed approximately 47.8 percent in favor.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/22/04 - A	PepsiAmericas, Inc. *PAS*		71343P200			03/04/04		3,700
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Brenda C. Barnes		For

The composition of the board does not meet our standard for board and committee independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR the director nominees with the exception of insider Robert C. Pohlad, and affiliated outsiders Archie R. Dykes, Pierre S. du Pont and Richard G. Cline, from whom we will WITHHOLD votes for lack of a two-thirds majority independent board. We will also WITHHOLD votes from Mr. duPont for serving as an affiliated outsider on the Audit and Nominating committees, from Mr. Dykes for serving as an affiliated outsider on the Compensation and Nominating committees, and from Mr. Cline for serving as an affiliated outsider on the Compensation Committee. In addition, we will WITHHOLD votes from Mr. Pohlad for serving as both Chairman and CEO.

	1.2	Elect Director Herbert M. Baum		For
	1.3	Elect Director Richard G. Cline		Withhold
	1.4	Elect Director Pierre S. Du Pont		Withhold
	1.5	Elect Director Archie R. Dykes		Withhold
	1.6	Elect Director Jarobin Gilbert, Jr.		For
	1.7	Elect Director Matthew M. Mckenna		For
	1.8	Elect Director Lionel L. Nowell, III		For
	1.9	Elect Director Robert C. Pohlad		Withhold
	2	Amend Omnibus Stock Plan		For	Against		Mgmt

We do not support this plan. The company’s potential Voting Power Dilution (VPD) for all incentive plans is 13.98% which exceeds our guidelines. Proposals that add to a company’s VPD can potentially dilute the voting interests of common shareholders. In addition, the company does not fully expense its stock options. Given their current accounting treatment of not being charged as an expense against earnings, stock options have been the ultimate tax dodge for companies wishing to lavishly compensate employees. Misused stock options can give executives an incentive to inflate their company’s earnings or make irresponsibly optimistic forecasts in order to keep stock prices high and their paychecks gargantuan. Numerous companies have chosen to acknowledge the distortion to reported earnings caused by the non-expensing of options and have elected to expense options going forward. We believe PepsiAmericas, Inc. should follow suit, in accordance with our guidelines.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	3	Ratify Auditors		For	For		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.  We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.

	4	Limit Awards to Executives		Against	For		ShrHoldr

PVS supports the general principal of performance-based compensation, and believes that there should be strong linkage between a company’s performance and compensation at the senior executive level. PVS also favors the use of equity grants whose grant or vesting is directly tied to the attainment of disclosed performance criteria and associated hurdle rates. Currently, the company uses mainly options and restricted shares as part of its long-term incentive program, and the majority of these grants are time-based and not performance-based. The company also does not have rigorous executive stock ownership guidelines. No share retention policy has been disclosed and we assume that the company does not have one in place. Despite the fact that the full tenure share retention provision of the proposal is somewhat restrictive, PVS supports the underlying principal of this proposal.

	5	Report on Recycling Policy		Against	For		ShrHoldr

In sum, the proposal requests a cost benefit analysis of options that enhance beverage container recovery rates such as curbside recycling, drop-off programs, and container deposit systems. PVS believes that the company could benefit from designing formal recycling and recovery policies that would demonstrate the company’s commitment on matters that concern socially responsible investors. Further, we believe that adopting a formal and comprehensive recycling and recovery policy will ensure that all levels of the company are working toward an efficient, sustainable, and responsible business model.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/05/04 - A	PepsiCo, Inc. *PEP*		713448108			03/12/04		46,240
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director John F. Akers		Withhold

The composition of the board does not meet our standard for board and committee independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR the director nominees with the exception of insiders Steven S. Reinemund and Indra K. Nooyi, and affiliated outsiders Robert E. Allen, John F. Akers and Sharon Percy Rockefeller, from whom we will WITHHOLD votes for lack of a two-thirds majority independent board. We will also WITHHOLD votes from Mr. Reinemund for serving as both chairman and CEO and from Messrs. Allen and Akers and Ms. Rockefeller for standing as affiliated outsiders on the Compensation and Nominating Committees.

	1.2	Elect Director Robert E. Allen		Withhold
	1.3	Elect Director Ray L. Hunt		For
	1.4	Elect Director Arthur C. Martinez		For
	1.5	Elect Director Indra K. Nooyi		Withhold
	1.6	Elect Director Franklin D. Raines		For
	1.7	Elect Director Steven S. Reinemund		Withhold
	1.8	Elect Director Sharon Percy Rockefeller		Withhold
	1.9	Elect Director James J. Schiro		For
	1.10	Elect Director Franklin A. Thomas		For
	1.11	Elect Director Cynthia M. Trudell		For
	1.12	Elect Director Solomon D. Trujillo		For
	1.13	Elect Director Daniel Vasella		For

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	2	Ratify Auditors		For	For		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely. We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.

	3	Approve Executive Incentive Bonus Plan		For	Against		Mgmt

Though we commend the company on its effort to link cash bonuses with clearly defined performance criteria, the plan’s annual individual award limit exceeds our guidelines for executive incentive programs. As such, this plan has the potential to negatively impact shareholder value beyond a reasonable level. Therefore, we do not support this item.

	4	Report on Political Contributions/Activities		Against	Against		ShrHoldr

While PVS usually supports shareholder proposals that seek to improve corporate disclosure and accountability to shareholders, we believe the company’s existing policies are stringent enough to ensure political nonpartisanship. Furthermore, this proposal would require the company to incur unnecessary costs to prepare and publish in various newspapers a detailed report of information that already is publicly available. We do not support this proposal.

	5	Report on Operational Impact of HIV/AIDS, TB, and Malaria Pandemic		Against	For		ShrHoldr

For proposals related to HIV/AIDS reporting, we evaluate the scope of the company’s operations in these markets, the company’s current initiatives in developing countries to help address this healthcare crisis, and the nature of the company’s existing healthcare policies including healthcare access and benefits to local workers. PVS believes the benefits will far outweigh the relatively low costs of a report regarding the operational impact of the HIV/AIDS, TB, and Malaria pandemic to PepsiCo. Since PepsiCo seems to have in place internal mechanisms to gather data, monitor, and respond to issues related to HIV/AIDS and already carries out comprehensive reporting on these concerns, the requested report should not prove costly or unduly burdensome to the company. Increased disclosure in these areas provides for greater transparency to shareholders, is likely to enhance long-term shareholder value and promotes good corporate citizenship. Therefore, we will support this item.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/27/04 - A	PerkinElmer Inc. *PKI*		714046109			02/27/04		5,700
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Tamara J. Erickson		For

We will vote for the director nominees with the exception of Gregory L. Summe and G. Robert Tod. We will WITHHOLD votes from Mr. Summe for serving as both chairman and CEO and also from Mr. Tod for standing as an affiliated outsider in the Compensation and Nominating Committees.

	1.2	Elect Director Nicholas A. Lopardo		For
	1.3	Elect Director Alexis P. Michas		For
	1.4	Elect Director James C. Mullen		For
	1.5	Elect Director Dr. Vicki L. Sato		For
	1.6	Elect Director Gabriel Schmergel		For
	1.7	Elect Director Kenton J. Sicchitano		For
	1.8	Elect Director Gregory L. Summe		Withhold
	1.9	Elect Director G. Robert Tod		Withhold
	2	Ratify Auditors		For	For		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.  We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	3	Expense Stock Options		Against	For		ShrHoldr

In the absence of an accepted methodology with which to value the contingent cost of stock options, companies that have voluntarily expensed stock options (some 350) have had flexibility in their selection of a specific valuation methodology. Opponents of option expensing argue that options are difficult to value and expensing options could add complexity and decrease transparency in financial reporting. However, given the fact that stock options have become an integral component of compensation, their value cannot be ignored and treated as “no-cost” compensation. Given that (1) many companies use stock options as a significant component of overall compensation, (2) the exercise of options result in a transfer of shareholder value, and (3) the contingent cost of options reduces earnings, we believe that options should be expensed along with all other forms of compensation to better reflect the company’s true earnings and provide additional discipline against overuse.

04/22/04 - A	Pfizer Inc. *PFE*		717081103			02/27/04		115,645
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Michael S. Brown		For

The composition of the board does not meet our standard for board and committee independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR the director nominees with the exception of insider Henry A. Mckinnell, and affiliated outsiders Jean-Paul Valles, William C. Steere, Jr., Stanley O. Ikenberry, Constance J. Horner and M. Anthony Burns, from whom we will WITHHOLD votes for lack of a two-thirds majority independent board. We will also WITHHOLD votes from Mr. Valles for serving as an affiliated outsider on the Audit Committee, from Mr. Burns for serving as an affiliated outsider on the Compensation Committee, and from Ms. Horner and Mr. Ikenberry for serving as affiliated outsiders on the Nominating Committee. In addition, we will WITHHOLD votes from Mr. McKinnell for serving as both Chairman and CEO.

	1.2	Elect Director M. Anthony Burns		Withhold
	1.3	Elect Director Robert N. Burt		For
	1.4	Elect Director W. Don Cornwell		For
	1.5	Elect Director William H. Gray III		For
	1.6	Elect Director Constance J. Horner		Withhold

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.7	Elect Director William R. Howell		For
	1.8	Elect Director Stanley O. Ikenberry		Withhold
	1.9	Elect Director George A. Lorch		For
	1.10	Elect Director Henry A. Mckinnell		Withhold
	1.11	Elect Director Dana G. Mead		For
	1.12	Elect Director Franklin D. Raines		For
	1.13	Elect Director Ruth J. Simmons		For
	1.14	Elect Director William C. Steere, Jr.		Withhold
	1.15	Elect Director Jean-Paul Valles		Withhold
	2	Ratify Auditors		For	Against		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely. We do not support this item. In this instance, the non-auditing consulting fees are more than 25 percent of total fees paid. As such, we will vote against the company’s auditor. We believe the integrity of the auditor’s relationship with the company is compromised when a firm is paid excessive consulting fees on top of those paid for auditing services. This arrangement has the potential to open the auditor process to a wide range of conflicts of interest.

	3	Approve Omnibus Stock Plan		For	Against		Mgmt

We do not support this plan. Although the potential Voting Power Dilution (VPD) for all incentive plans of 7.26% meets our guidelines, the company does not fully expense its stock options. Given their current accounting treatment of not being charged as an expense against earnings, stock options have been the ultimate tax dodge for companies wishing to lavishly compensate employees. Misused stock options can give executives an incentive to inflate their company’s earnings or make irresponsibly optimistic forecasts in order to keep stock prices high and their paychecks gargantuan. Numerous companies have chosen to acknowledge the distortion to reported earnings caused by the non-expensing of options and have elected to expense options going forward. We believe Pfizer Inc. should follow suit, in accordance with our guidelines.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	4	Report on Operational Impact of HIV/AIDS, TB, and Malaria Pandemic		Against	For		ShrHoldr

PVS believes the benefits will far outweigh the relatively low costs of the report regarding the operational impact of HIV/AIDS, TB, and Malaria Pandemic for Pfizer. Since Pfizer apparently has programs in place, and is committed to addressing these concerns, the cost of the reports should not be overly burdensome to the company. Increased disclosure in these areas promotes good corporate citizenship, and therefore we will support this item.

	5	Cease Political Contributions/Activities		Against	Against		ShrHoldr

While we agree with the spirit of the proposal, we cannot support a complete ban on political contributions as it is entitled by law. Though we note that the company would be wise to maintain neutrality in today’s political environment. Furthermore, the proponent has failed to offer any supplementary information to support the proposal. Therefore, we will not support this proposal.

	6	Report on Political Contributions/Activities		Against	For		ShrHoldr

PVS believes this proposal sends a strong message to the board that increased disclosure is needed for the use of company resources being contributed to political parties, candidates, committees, or politically affiliated entities. Shareholders have the inherent right to know if their capital is being used for social causes beyond the companies day to day operations. Therefore, we will support this item.

	7	Establish Term Limits for Directors		Against	Against		ShrHoldr

We do not support the arbitrary use of mandatory term limits for directors. Under an effective corporate governance system, shareholders have the right to express their preferences each year by voting on directors at the annual meeting. Thus, shareholders can remove or reelect directors as they see fit.

	8	Report on Drug Pricing		Against	Against		ShrHoldr

We would support a shareholder proposal requesting the company to adopt a special pricing cap for a specific drug in a region (for example AIDS and Africa) based on a clear, and predetermined, dollar-based formula. We acknowledgethat the dynamics of global pharmaceutical pricing could pose significant difficulties. Some of this difficult pricing relates to the varying marketplace and regulatory conditions operating in different regions around the world which ultimately impact final drug costs. International operations are also subject to a significant degree of government regulation not found in the United States. Many countries, directly or indirectly, control the selling price of most healthcare products. At the same time, currency fluctuations can also impact the cost of drugs from one country to the next. We believe that this proposal does not warrant pricing restrictions in the U.S. market at this point in time. We will continue to monitor this issue in the future and will revise our policy accordingly.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	9	Limit Awards to Executives		Against	Against		ShrHoldr

While we support the spirit of the proposal, the buyback provision limits the upside potential of options and thus limits their incentive value. We also question the use of a 10-year high stock price as an appropriate benchmark for setting the exercise price of options. Therefore, we do not believe the buyback feature, in conjunction with the use of an exercise price equal to this historical benchmark, to be an appropriate method to control executive compensation. As such, we believe this proposal is too restrictive to merit shareholder approval.

	10	Amend Animal Testing Policy		Against	Against		ShrHoldr

Because of the current regulations, the restrictive nature of the proposal, and since the company has a policy of using in vitro testing methods when possible, we do not support this resolution at this time.

05/13/04 - A	Providian Financial Corp. *PVN*		74406A102			03/15/04		6,400
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director John L. Douglas		For
The director nominees meet our guidelines.
	1.2	Elect Director J. David Grissom		For
	1.3	Elect Director Robert J. Higgins		For
	1.4	Elect Director Francesca Ruiz de Luzuriaga		For
	2	Ratify Auditors		For	For		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.  We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

03/02/04 - A	QUALCOMM Inc. *QCOM*		747525103			01/02/04		9,400
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Adelia A. Coffman		Withhold

The composition of the board does not meet our standard for board and committee independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR director nominee Raymond V. Dittamore, but WITHHOLD from insider Irwin Mark Jacobs, and affiliated outsiders Richard Sulpizio and Adelia A. Coffman for lack of a two-thirds majority independent board. We will also WITHHOLD votes from Ms. Coffman for serving as an affiliated outsider on the Audit and Compensation committees, and from Mr. Jacobs for serving as both Chairman and CEO.

	1.2	Elect Director Raymond V. Dittamore		For
	1.3	Elect Director Irwin Mark Jacobs		Withhold
	1.4	Elect Director Richard Sulpizio		Withhold
	2	Amend Stock Option Plan		For	Against		Mgmt

We do not support this plan. The company’s potential Voting Power Dilution (VPD) for all incentive plans is 15.78% which exceeds our guidelines. Proposals that add to a company’s VPD can potentially dilute the voting interests of common shareholders. In addition, the company does not fully expense its stock options. Given their current accounting treatment of not being charged as an expense against earnings, stock options have been the ultimate tax dodge for companies wishing to lavishly compensate employees. Misused stock options can give executives an incentive to inflate their company’s earnings or make irresponsibly optimistic forecasts in order to keep stock prices high and their paychecks gargantuan. Numerous companies have chosen to acknowledge the distortion to reported earnings caused by the non-expensing of options and have elected to expense options going forward. We believe Qualcomm should follow suit, in accordance with our guidelines.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	3	Ratify Auditors		For	For		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely. We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.

	4	Declassify the Board of Directors		Against	For		ShrHoldr

PVS recognizes that approval of this item would not, in and of itself, eliminate the classified board structure, because two-thirds of outstanding common shares would be needed to approve a separate proposal to amend the certificate of incorporation. However, PVS supports this proposal, which provides that the board take the necessary steps to elect the directors on an annual basis.

09/03/03 - A	* Quantum Corp. *DSS*		747906204			07/07/03		17,000
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Richard E. Belluzzo		For
The director nominees meet our guidelines.
	1.2	Elect Director Stephen M. Berkley		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.3	Elect Director David A. Brown		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	1.4	Elect Director Michael A. Brown		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	1.5	Elect Director Alan L. Earhart		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	1.6	Elect Director Edward M. Esber, Jr.		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	1.7	Elect Director Dr. Kevin J. Kennedy		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	1.8	Elect Director Edward J. Sanderson		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.9	Elect Director Gregory W. Slayton		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	2	Ratify Auditors		For	Against		Mgmt

We do not support this item. In this instance, the non-auditing consulting fees are more than 25 percent of total fees paid. As such, we will vote against the company’s auditor. We believe the integrity of the auditor’s relationship with the company is compromised when a firm is paid excessive consulting fees on top of those paid for auditing services. This arrangement has the potential to open the auditor process to a wide range of conflicts of interest.

	3	Approve Non-Employee Director Omnibus Stock Plan		For	Against		Mgmt

We do not support this plan. The company’s potential Voting Power Dilution (VPD) for all incentive plans is 28.46%, which exceeds our guidelines. Proposals that add to a company’s VPD can potentially dilute the voting interests of common shareholders.

12/16/03 - A	* Qwest Communications International Inc. *Q*		749121109			10/27/03		15,400
	1	Elect Directors		For	Withhold		Mgmt
	1.1	Elect Director Philip F. Anschutz		Withhold

The director nominees do not meet our guidelines. We will WITHHOLD votes from Philip Anschutz and Frank Popoff for the questions surrounding their roles as directors of Qwest, and from Richard Notebaert for serving as both chairman and CEO. We will also WITHHOLD votes from Mr. Anschutz for standing as an affiliated outsider on the Compensation & Human Resources and Nominating & Governance Committees.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.2	Elect Director Richard C. Notebaert		Withhold

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	1.3	Elect Director Frank F. Popoff		Withhold

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	2	Amend Employee Stock Purchase Plan		For	For		Mgmt

PVS generally supports broad-based employee stock purchase plans as a means of linking shareholder interests with those of company employees. This plan qualifies as an employee stock purchase plan under Section 423 of the Internal Revenue Code. This plan has a reasonable employee purchasing cap and contains a predetermined offering period. As such, this ESPP meets our guidelines.

Shareholder Proposals
	3	Exclude Pension Credits from Net Income When Determining Executive Compensation		For	For		ShrHoldr
We believe that this proposal is consistent with sound executive compensation practices and believe that it warrants shareholder support.
	4	Declassify the Board of Directors		For	For		ShrHoldr

We support shareholder proposals calling for the repeal of the company’s classified board structure and for the annual election of all directors under a single slate, and commend management for supporting this proposal. The ability to elect directors is the single most important use of the shareholder franchise, and we firmly believe all directors should be accountable on an annual basis. A classified board can entrench management and effectively preclude most takeover bids or proxy contests. Board classification forces dissidents and would-be acquirers to negotiate with the incumbent board, which has the authority to decide on offers without a shareholder vote.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	5	Submit Severance Agreement (Change-in-Control) to Shareholder Vote		For	For		ShrHoldr

PVS supports the submission of golden parachutes and other severance provisions for shareholder ratification as a general principle. Furthermore, we believe that a company’s parachute provisions should be reasonable and not excessive. To be effective without creating distorted incentives with respect to management, severance arrangements must be considerably less attractive than continued employment with the company. Change-in-control agreements can create conflicts of interest - executives who have change-in-control agreements could be tempted to take actions that would diminish or limit the growth of shareholder value so that the company would be a better takeover target. For instance, executives with such agreements may be inclined to support a merger or acquisition proposal without seeking a better offer for shareholders. As a matter of PVS policy and also sound corporate governance, we generally support shareholder requests asking the board to submit all significant severance agreements with senior level executives for shareholder vote. Given the overly healthy severance package awarded to former Qwest CEO Joe Nacchio, we find this proposal reasonable and timely and believe it warrants shareholder support.

	6	Require Majority of Independent Directors on Board		Against	For		ShrHoldr

An independent board is one way to assure that shareholder interests will be adequately represented by a board that is independent of management and that does not have an interest in the company that differs from the interests of other shareholders. Moreover, this company has affiliated outsiders on its compensation and nominating committees. As such, we support this item.

	7	Performance- Based/Indexed Options		Against	For		ShrHoldr

PVS advocates performance-based options, such as premium-priced or indexed, which encourage executives to outperform rivals and the market as a whole rather than being rewarded for any rise in the share price, which can occur if there are not empirical performance measures incorporated into the structure of the options. This proposal mandates that all stock options granted to senior executives be performance-based options, which can be considered somewhat restrictive and burdensome. However, a performance-based stock option will only have value to the extent that Qwest’s stock price performance exceeds the peer group performance level (as the option exercise price is indexed or linked to an industry peer group stock performance index). This method of compensation demonstrates a strong commitment to the actual promotion of shareholder value rather than simply management enrichment. Given the principle of pay for performance (and the potential for excessive pay untied to results inherent in fixed-price stock options), we believe this is a worthy proposal which sends management a clear message on the responsible and proper use of options in conjunction with performance.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	8	Performance- Based/Indexed Options		Against	For		ShrHoldr
We support this item for the same reasons we supported item 7.
	9	Expense Stock Options		Against	For		ShrHoldr

PVS heartily supports the general principle motivating this non-binding proposal. In the wake of financial reporting problems and excessive executive compensation at companies like Enron, WorldCom, Global Crossing, and Tyco, we agree with the growing investor consensus that companies should expense the costs associated with stock options in order to increase the accuracy of their financial statements. In the words of Alan Greenspan, the failure to expense stock option grants has ‘introduced a significant distortion in reported earnings, one that has grown with the increasing prevalence of this form of compensation.’ We firmly believe that a move to expensing options will help to prevent further abuses associated with excessive stock option grants to management. Although companies can choose to expense options, the Financial Accounting Standards Board (FASB) does not yet require it. In the absence of an accepted methodology with which to value the contingent cost of stock options, companies that have voluntarily expensed stock options have had flexibility in their selection of a specific valuation methodology. Since the expensing of options lowers earnings, many companies have elected not to do so. Instead, many companies have opted to disclose option values only in the footnotes to their annual reports. Opponents of option expensing argue that options are difficult to value and expensing options could add complexity and decrease transparency in financial reporting. However, given the fact that stock options have become an integral component of compensation, their value cannot be ignored and treated as “no-cost” compensation. Given that 1) many companies use stock options as a significant component of overall compensation, 2) the exercise of options result in a transfer of shareholder value, and 3) the contingent cost of options reduces earnings, we strongly believe that options should be expensed along with all other forms of compensation to better reflect the company’s true earnings and provide much needed discipline against overuse.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/25/04 - A	Qwest Communications International Inc. *Q*		749121109			03/26/04		15,400
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Thomas J. Donohue		Withhold

We will vote FOR director nominee K. Dane Brooksher, but WITHHOLD votes from Audit Committee member Peter S. Hellman for neglecting to include auditor ratification on the ballot, and from Compensation Committee member Thomas J. Donohue for approving executive compensation plans that excessively reward executives in a manner that is contrary to shareholder interests. We will also WITHHOLD votes from Vinod Khosla and Mr. Hellman for the questions surrounding their roles as directors at Qwest during the SEC’s investigation of the company for accounting improprieties.

	1.2	Elect Director Peter S. Hellman		Withhold
	1.3	Elect Director Vinod Khosla		Withhold
	1.4	Elect Director K. Dane Brooksher		For
	2	Declassify the Board of Directors		For	For		Mgmt

PVS supports this proposal to repeal the company’s classified board structure and establish annual elections of all directors under a single slate. The ability to elect directors is the single most important use of the shareholder franchise, and we firmly believe all directors should be accountable on an annual basis. A classified board can entrench management and effectively preclude most takeover bids or proxy contests. Board classification forces dissidents and would-be acquirers to negotiate with the incumbent board, which has the authority to decide on offers without a shareholder vote.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	3	Separate Chairman and CEO Positions		Against	For		ShrHoldr

Two major components at the top of every public company are the running of the board and the executive responsibility for the running of the company’s business. Without doubt, there should be a clear division of responsibilities at the head of the company that will ensure a balance of power and authority, such that no one individual has unfettered powers of decision. When there is no clear division between the executive and board branches of a company, poor executive and/or board actions often go unchecked to the ultimate detriment of shareholders. Moreover, the company currently does not have fully-independent key committees according to PVS’s definition of director independence. We support this proposal to separate the chairman and CEO and to provide that only independent directors may become chairman.

	4	Submit Executive Pension Benefit to Vote		Against	For		ShrHoldr

We support the submission of executive pension benefits and SERPs under the company’s non-qualified pension plan and any other severance provisions for shareholder ratification as a general principle. Furthermore, we agree with the proponent that SERPs are primarily unfunded plans and payable out of the company’s general assets with significant associated liabilities. To be effective without creating distorted incentives with respect to management, severance arrangements must be considerably less attractive than continued employment with the company. Given the potential size of the benefits in question, we think that a shareholder vote on the SERP is warranted as a part of a “checks and balances” system to ensure reasonable SERP terms for future agreements. Moreover, the company’s compensation committee is not fully comprised of independent outsiders. We reiterate our belief that shareholders should be given the opportunity to independently evaluate and approve or reject severance provisions as a general principle. Based on this principle, we believe this proposal warrants shareholder support.

	5	Require Majority of Independent Directors on Board		Against	For		ShrHoldr

An independent board is one way to assure that shareholder interests will be adequately represented by a board that is independent of management and that does not have an interest in the company that differs from the interests of other shareholders. As such, PVS will support this proposal.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/05/04 - A	Raytheon Co. *RTN*		755111507			03/08/04		13,000
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director John M. Deutch		Withhold

We will vote FOR director nominee Linda G. Stuntz, but WITHHOLD votes from William H. Swanson for serving as both chairman and CEO. We will also WITHHOLD votes from William R. Spivey, Michael C. Ruettgers and John M. Deutch for failure to submit the company’s poison pill to shareholder vote, provide for cumulative voting, submit severance agreements to shareholder vote, and declassify the board of directors.

	1.2	Elect Director Michael C. Ruettgers		Withhold
	1.3	Elect Director William R. Spivey		Withhold
	1.4	Elect Director William H. Swanson		Withhold
	1.5	Elect Director Linda G. Stuntz		For
	2	Ratify Auditors		For	Against		Mgmt

We do not support this item. In this instance, the non-auditing consulting fees are more than 25 percent of total fees paid. As such, we will vote against the company’s auditor. We believe the integrity of the auditor’s relationship with the company is compromised when a firm is paid excessive consulting fees on top of those paid for auditing services. This arrangement has the potential to open the auditor process to a wide range of conflicts of interest.

	3	Develop Ethical Criteria for Military Contracts		Against	For		ShrHoldr

In view of the scope and complexity of the long-term implications of involvement in military contracts and the fact that the report, prepared at reasonable cost while also omitting any proprietary information, would not expose the company to significant competitive or financial risks, we feel this proposal is in the best economic interests of shareholders and will support this request in light of the substantial upside to shareholder knowledge which could be gained by producing a report of this kind.

	4	Submit Shareholder Rights Plan (Poison Pill) to Shareholder Vote		Against	For		ShrHoldr

In this case, the company has redeemed its poison pill. However, we agree with the proponent that any new pill should be put to a shareholder vote. PVS will additionally withhold votes from director nominees who have served on the board in the previous 4 years, for failure to fully implement this proposal.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	5	Declassify the Board of Directors		Against	For		ShrHoldr

PVS supports shareholder proposals calling for the repeal of a company’s classified board structure and for the annual election of all directors under a single slate. The ability to elect directors is the single most important use of the shareholder franchise, and we firmly believe all directors should be accountable on an annual basis. A classified board can entrench management and effectively preclude most takeover bids or proxy contests. Board classification forces dissidents and would-be acquirers to negotiate with the incumbent board, which has the authority to decide on offers without a shareholder vote. Managers generally believe that staggered boards provide continuity, but empirical evidence has suggested that such a structure is not in shareholders’ best interests from a financial perspective. We, therefore, support the declassification of a company’s board. PVS will additionally withhold votes from director nominees who have served on the board in the previous 4 years, for failure to implement this proposal.

	6	Implement MacBride Principles		Against	For		ShrHoldr

Based on the fact that the existing reporting requirements are substantially similar to the MacBride Principles, the potential difficulties associated with full implementation of the Principles, and the lack of any specific controversies regarding the company’s operations in Northern Ireland, as such PVS will support this request.

	7	Expense Stock Options		Against	For		ShrHoldr

By not subtracting the cost of options, companies can report artificially high earnings that distort true operating performance and lead to abuses of executive pay. Expensing would discipline compensation practices and level the accounting playing field among different forms of pay, including other types of equity-based awards, such as indexed options and restricted stock, which currently must be charged to earnings. More important, expensing would provide earnings clarity, which would help restore investor confidence. As such, PVS will support this proposal.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	8	Submit Executive Pension Benefit to Vote		Against	For		ShrHoldr

PVS believes this proposal sends a strong message to the board about the importance of executive pay being linked to performance. In addition, we believe proper disclosure of Raytheon’s non-qualified Income Deferral Plan, or any other SERP prevents executives for being unfairly rewarded for poor performance to the ultimate detriment of shareholders. As such, we will support this proposal.

	9	Limit Executive Compensation		Against	For		ShrHoldr

Given the exponential rise of executive salaries over the past decade and excessive dilution levels, we support shareholder proposals calling for substantial reform in this area, particularly with regard to overly excessive executive pay. We believe that the limitations set forth in this proposal are worthwhile and send a clear message on the importance of fair pay clearly linked to performance. Therefore, we will support this item.

02/04/04 - A	Rockwell Automation Inc *ROK*		773903109			12/08/03		4,200
	A.1	Elect Director Don H. Davis, Jr.		For	Withhold		Mgmt

We will vote FOR the directors with the exceptions of William H. Gray, III, from whom we will WITHHOLD votes for sitting on more than six boards and from Don H. Davis, Jr. for serving as chairman and CEO.

	A.2	Elect Director William H. Gray, III		For	For		Mgmt
	A.3	Elect Director William T. McCormick, Jr.		For	For		Mgmt

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	A.4	Elect Director Keith D. Nosbusch		For	For		Mgmt

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	B	Ratify Auditors		For	For		Mgmt
We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.
	C	Amend Omnibus Stock Plan		For	Against		Mgmt

We do not support this plan. The company’s potential Voting Power Dilution (VPD) for all incentive plans is 15.20% which exceeds our guidelines. Proposals that add to a company’s VPD can potentially dilute the voting interests of common shareholders.

02/10/04 - A	Rockwell Collins, Inc. *COL*		774341101			12/15/03		4,200
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Donald R. Beall		For
We will vote FOR Donald R. Beall, but will WITHHOLD votes from Audit Committee member Richard J. Ferris for paying excessive non-audit fees.
	1.2	Elect Director Richard J. Ferris		Withhold
	2	Ratify Auditors		For	Against		Mgmt

We do not support this item. In this instance, the non-auditing consulting fees are more than 25 percent of total fees paid. As such, we will vote against the company’s auditor. We believe the integrity of the auditor’s relationship with the company is compromised when a firm is paid excessive consulting fees on top of those paid for auditing services. This arrangement has the potential to open the auditor process to a wide range of conflicts of interest.

05/03/04 - A	Rohm and Haas Co. *ROH*		775371107			03/05/04		7,236
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director William J. Avery		For

The composition of the board does not meet our standard for board and committee independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR the director nominees with the exception of Marna C. Whittington, Ronaldo H. Schmitz, Gilbert S. Omenn, Sandra O. Moose, James A. Henderson, Raj L. Gupta, Earl G. Graves, Sr. and J. Michael Fitzpatrick, from whom we will WITHHOLD votes for lack of a two-thirds majority independent board. We will also WITHHOLD votes from Earl G. Graves, Sr., Gilbert S. Omenn, James A. Henderson, Marna C. Whittington, Ronaldo H. Schmitz and Sandra O. Moose for serving as affiliated outsiders on key board committees. In addition, we will WITHHOLD votes from Mr. Gupta for serving as both Chairman and CEO.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.2	Elect Director J. Michael Fitzpatrick		Withhold
	1.3	Elect Director Earl G. Graves, Sr.		Withhold
	1.4	Elect Director Raj L. Gupta		Withhold
	1.5	Elect Director David W. Haas		For
	1.6	Elect Director Thomas W. Haas		For
	1.7	Elect Director James A. Henderson		Withhold
	1.8	Elect Director Richard L. Keyser		For
	1.9	Elect Director Jorge P. Montoya		For
	1.10	Elect Director Sandra O. Moose		Withhold
	1.11	Elect Director Gilbert S. Omenn		Withhold
	1.12	Elect Director Gary L. Rogers		For
	1.13	Elect Director Ronaldo H. Schmitz		Withhold
	1.14	Elect Director Marna C. Whittington		Withhold
	2	Approve Executive Incentive Bonus Plan		For	Against		Mgmt

Though we commend the company on its effort to link cash bonuses and stock grants with clearly defined performance criteria, the plan’s open-ended annual individual award limit has the potential to exceed our guidelines for executive incentive programs. As such, this plan has the potential to negatively impact shareholder value beyond a reasonable level. Therefore, we do not support this item.

	3	Approve Executive Incentive Bonus Plan		For	Against		Mgmt

Though we commend the company on its effort to link cash bonuses and stock grants with clearly defined performance criteria, the plan’s open-ended annual individual award limit has the potential to exceed our guidelines for executive incentive programs. As such, this plan has the potential to negatively impact shareholder value beyond a reasonable level. Therefore, we do not support this item.

	4	Amend Omnibus Stock Plan		For	Against		Mgmt

We do not support this plan. The company’s potential Voting Power Dilution (VPD) for all incentive plans is 11.97% which exceeds our guidelines. Proposals that add to a company’s VPD can potentially dilute the voting interests of common shareholders.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	5	Ratify Auditors		For	For		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely. We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.

	6	Other Business		For	Against		Mgmt
As we cannot know the content of these issues, we do not support this request.

06/28/04 - A	Royal Dutch Petroleum Co.		780257804			05/20/04		13,100
Meeting for Holders of ADRs
	1	FINALIZATION OF THE BALANCE SHEET AS AT DECEMBER 31, 2003, THE PROFIT AND LOSS ACCOUNT FOR THE YEAR 2003 AND THE NOTES TO THE BALANCE SHEET AND THE PROFIT AND LOSS ACCOUNT.		For	For		Mgmt
We will support this routine item.
	2	DECLARATION OF THE TOTAL DIVIDEND FOR THE YEAR 2003.		For	For		Mgmt
Based on the dividend and the payout ratio, which exceeds our minimum standard, we will vote in favor of the proposed allocation of income.
	3	DISCHARGE OF THE MANAGING DIRECTORS OF RESPONSIBILITY IN RESPECT OF THEIR MANAGEMENT FOR THE YEAR 2003.		For	Against		Mgmt

Conclusion PVS policy dictates that poor performance that can be directly linked to flagrant error or neglect on the part of the board or management, or board actions that are detrimental to shareholders’ interests, may constitute grounds for voting against discharge. In the case of Royal Dutch, the actions (or inactions) of the management board appear to have contributed to the decline in profit for 2003 while harming the image of the company, thus damaging shareholder value.  If shareholders approve discharge of the board and management, they will face a greater challenge if they subsequently decide to pursue legal action against these parties. Shareholders would be required to prove that management or the board did not supply correct and complete information regarding the matter in question. Because it is not known whether the supervisory board (and its Audit Committee) took any measures to make sure the stated reserves were correct and because the supervisory board oversaw the actions of the management board, we will also vote against the discharge of the supervisory board.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	4	DISCHARGE OF THE MEMBERS OF THE SUPERVISORY BOARD OF RESPONSIBILITY FOR THEIR SUPERVISION FOR THE YEAR 2003.		For	Against		Mgmt
	5	APPOINTMENT OF MS. L.Z. COOK AS A MANAGING DIRECTOR OF THE COMPANY.*		For	For		Mgmt
Cook appears to possess the necessary qualifications for board membership. Based on a lack of controversy concerning the candidate, we see no reason to oppose this proposal.
	6	APPOINTMENT OF MRS. CH. MORIN-POSTEL AS A MEMBER OF THE SUPERVISORY BOARD.*		For	For		Mgmt
	7	APPOINTMENT OF MR. M.A. VAN DEN BERGH AS A MEMBER OF THE SUPERVISORY BOARD OWING TO RETIREMENT BY ROTATION.*		For	For		Mgmt
	8	REDUCTION OF THE ISSUED SHARE CAPITAL WITH A VIEW TO CANCELLA- TION OF THE SHARES ACQUIRED BY THE COMPANY IN ITS OWN CAPITAL.		For	For		Mgmt
	9	AUTHORIZATION OF THE BOARD OF MANAGEMENT, PURSUANT TO ARTICLE 98, BOOK 2 OF THE NETHERLANDS CIVIL CODE, AS THE COMPETENT BODY TO ACQUIRE SHARES IN THE CAPITAL OF THE COMPANY.		For	For		Mgmt

05/07/04 - A	Ryder System, Inc. *R*		783549108			03/12/04		7,500
	1	Elect Directors		For	Split		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.1	Elect Director John M. Berra		For
We will vote FOR the director nominees with the exception of Christine A. Varney, Eugene A. Renna and David I. Fuente for failure to submit the company’s poison pill to shareholder vote.
	1.2	Elect Director David I. Fuente		Withhold
	1.3	Elect Director Eugene A. Renna		Withhold
	1.4	Elect Director Abbie J. Smith		For
	1.5	Elect Director Christine A. Varney		Withhold
	2	Ratify Auditors		For	Against		Mgmt

We do not support this item. In this instance, the non-auditing consulting fees are more than 25 percent of total fees paid. As such, we will vote against the company’s auditor. We believe the integrity of the auditor’s relationship with the company is compromised when a firm is paid excessive consulting fees on top of those paid for auditing services. This arrangement has the potential to open the auditor process to a wide range of conflicts of interest.

05/20/04 - A	Safeway Inc. *SWY*		786514208			03/25/04		18,600
	1	Elect Directors		For	Withhold		Mgmt
	1.1	Elect Director Steven A. Burd		Withhold

Conclusion: PVS believes the proponents of the respective vote-no initiatives have met the burden of proof in this instance. As such, we will also WITHHOLD votes from all three director nominees up for election this year . We will WITHHOLD votes from Mr. Burd primarily for the company’s lackluster performance as well as the innumerable related party conflicts existing on the board. Since he holds the mantle of chairman, in addition to his CEO title, he must be held accountable to the company’s less than inspiring board structure. This is one reason why PVS has long advocated for the separation of the two positions and actually withholds votes from all director nominees who wear both hats at the same company. As an operator of the business, one can reasonably argue that Mr. Burd’s track record at Safeway is a mixed bag, though it appears the second half of his eleven-year tenure has been less than stellar as judged against many standard financial measures. We will also WITHHOLD votes from Mr. Burd for serving as both chairman and CEO. In addition, we will WITHHOLD votes from Mr. MacDonnell for his connection to KKR as a former partner with the firm and for standing as an affiliated outsider on the Compensation Committee. We will also WITHHOLD votes from Mr. Tauscher as a result of his numerous personal consulting agreements with the company that have visibly smirched his independence as a Safeway director. We believe objectivity and independent thinking are the hallmarks of a good director. In this case, the assortment of historical related party transactions involving these two non-executive director nominees leaves too many questions unanswered. We do not believe outside shareholder interests can be properly represented under the board’s current composition and strongly advocate the company’s adoption of more meaningful measures to fully address the concerns raised by institutional investors in recent months.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.2	Elect Director Robert I. MacDonnell		Withhold
	1.3	Elect Director William Y. Tauscher		Withhold
	2	Ratify Auditors		For	For		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely. We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.

	3	Declassify the Board of Directors		For	For		Mgmt
PVS commends management for submitting this proposal, which demonstrates a commitment to shareholders’ interests. We will support this item.
	4	Approve Repricing of Options		For	For		Mgmt

Safeway’s option exchange program is a value-for-value exchange program because it attempts to equalize the value of the cancelled options and replacement options using the Black-Scholes option pricing model. The actual exchange ratio will be re-calculated shortly before the option exchange program to ensure an equivalent value exchange. The program also excludes the executive officers and the board of directors. The replacement options have a vesting period to prevent employees from exercising the options immediately. The replacement options will have a term of six years, which is very close to the overall weighted average remaining life of the surrendered options. Overall, the program addresses the value-for-value exchange, limits participation and provides for the appropriate vesting and terms of the replacement options. As such, we believe this item warrants shareholders support.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	5	Amend Bylaws to Require Independent Director as Chairman of the Board		Against	For		ShrHoldr

Two major components at the top of every public company are the running of the board and the executive responsibility for the running of the company’s business. Without doubt, there should be a clear division of responsibilities at the head of the company that will ensure a balance of power and authority, such that no one individual has unfettered powers of decision. When there is no clear division between the executive and board branches of a company, poor executive and/or board actions often go unchecked to the ultimate detriment of shareholders. We support this proposal to separate the chairman and CEO and to provide that only independent directors may become chairman.

	6	Provide for Cumulative Voting		Against	For		ShrHoldr

PVS believes that cumulative voting is an important tool in the protection of shareholders’ rights, and the promotion of management accountability. Cumulative voting permits shareholders to apportion the total number of votes they have in any way they wish among board candidates. This voting right ensures that the will of minority shareholders is supported because it enables them to elect one or more candidates who will represent their specific interests. This has the benefit of enhancing overall board diversity and representation for all shareholders.

	7	Report on Genetically Modified Organisms (GMO)		Against	For		ShrHoldr

PVS supports proposals that seek greater disclosure of matters of importance to shareholders, as a general principle. As a practical matter, reports about company operations provide shareholders with more information about their company and better position them to make choices regarding its governance. Because health safety issues may affect long-term shareholder value, it is generally in the interest of

Mtg Date/Type	Company/ Ballot Issues	Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

shareholders to make sure that management gives serious consideration to these issues. In addition, socially responsible companies stand to benefit from good public relations and new marketing opportunities. Companies that fail to address serious economic concerns can find themselves the subject of financial and legal risks. We generally support proposals that seek to provide shareholders with greater disclosure regarding the risks associated with their investment. We believe that it is in the best interests of shareholders that Safeway address consumer concerns about the possible financial, legal, and environmental implications of GE products through increased reporting. We take the position that until further long term testing proves that products with GE ingredients are not harmful, we will continue to support requests for reporting on and/or labeling GE foods or ingredients. We also believe that despite the nutrition, religious, ethical or personal preferences reasons, consumers ultimately should have the right to information about the foods they eat. In addition to the health and social costs of GE foods, we consider the economic costs the company may incur due to the use of genetically engineered products or ingredients. In this case, we believe that the proponents raise valid concerns regarding genetically engineered foods. The resolution requests that the company prepare a report on the company’s policies regarding GE ingredients as well a contingency plan for sourcing non-GE foods should circumstances so require. We are sympathetic to the proponents’ concerns regarding their unforeseen public acceptability, and we support reporting on company GE products and detailing a plan should GE products become unacceptable in certain markets. We are of the opinion that this report is crucial in addressing shareholder concerns regarding the use and safety of GE foods. Approval of this proposal, we believe, should increase public goodwill and may mitigate financial costs to the company from product shifts and potential recalls (such as those affecting Safeway in 2000) that may arise from the usage of genetically engineered foods in the future. We also feel that support for this reporting request goes hand-in-hand with management’s stated commitment to and interest in consumer and food safety. Safeway itself states that it actively supports consumer interests in food safety. Given that the requested report, to be done at a reasonable cost while omitting proprietary information, would provide a better understanding of the company’s products and their future impact while also underscoring company’s commitment to satisfactorily address legitimate shareholder concerns regarding the safety of genetically engineered products, we support this proposal.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	8	Prepare Sustainability Report		Against	For		ShrHoldr

PVS generally supports proposals that seek additional disclosure, as shareholders should be provided with sufficient information in key business areas to fully assess the risks associated with their investment. When evaluating resolutions calling for a sustainability report, PVS reviews the current reporting policies of the company as they relate to sustainability issues. Specifically, we examine the existence and substance of an EHS or similar report, code of corporate conduct, and diversity or equal opportunity data, or a consolidated sustainability report based on a widely accepted standard such as the GRI. While Safeway does have certain information on social, environmental, and economic initiatives available on the company website, detailed disclosure on issues of environmental performance, diversity, workplace health and safety, and sustainable growth is evidently inadequate and should be improved and included as part of a more comprehensive report. Additionally, we do not believe that the incremental approach advocated by the GRI would be overly burdensome for the company to implement, especially since it appears that the company is already tracking and reporting on some of the information necessary to prepare the report. Therefore, considering the current lack of detailed disclosure and the potential benefits that could be derived from increased reporting, PVS heartily supports this proposal.

	9	Report on Political Contributions		Against	For		ShrHoldr

PVS believes this proposal sends a strong message to the board that increased disclosure is needed for the use of company resources being contributed to political parties, candidates, committees, or politically affiliated entities. Shareholders have the inherent right to know if their capital is being used for social causes beyond the companies day to day operations. Therefore, we will support this item.

	10	Expense Stock Options		Against	For		ShrHoldr

PVS supports the expensing of options. We believe that options should be expensed along with all other forms of compensation to better reflect the company’s true earnings and provide additional discipline against overuse. Because the company has made a commitment to expense options, we believe that management intends to support this proposal at its upcoming annual meeting.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

10/30/03 - A	* Sara Lee Corp. *SLE*		803111103			09/02/03		36,430
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director J.T. Battenberg III		For

We recommend a vote FOR the directors with the exceptions of C. Steven McMillan and Vernon Jordan Jr. We will WITHHOLD votes from C. Steven McMillan for serving as chairman and CEO and from Vernon Jordan Jr. for excessive directorships.

	1.2	Elect Director Charles W. Coker		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	1.3	Elect Director James S. Crown		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	1.4	Elect Director Willie D. Davis		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	1.5	Elect Director Vernon E. Jordan, Jr.		Withhold

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.6	Elect Director Laurette T. Koellner		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	1.7	Elect Director Cornelis J.A. Van Lede		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	1.8	Elect Director Joan D. Manley		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	1.9	Elect Director Cary D. McMillan		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	1.10	Elect Director C. Steven McMillan		Withhold

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.11	Elect Director Rozanne L. Ridgway		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	1.12	Elect Director Richard L. Thomas		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	2	Ratify Auditors		For	For		Mgmt
We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.
Shareholder Proposals
	3	Report on Charitable Contributions		Against	For		ShrHoldr

The company currently complies with all federal and state regulations that require disclosure of charitable contributions for public scrutiny. We note that the laws that govern a company’s political activities and this particular company’s commitment to employees’ rights regarding political activities are stringent enough to ensure political nonpartisanship. As a matter of policy, however, PVS generally supports all shareholder requests seeking additional disclosure within reason. Our guidelines state that we will support proposals that ask for disclosure reporting of additional information that is not available outside the company and that is not proprietary in nature. We do not believe this proposal attempts to micromanage the company’s operations and is reasonable enough for management to implement. We will support this resolution.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	4	Implement and Monitor Code of Corporate Conduct - ILO Standards		Against	For		ShrHoldr

PVS fully recognizes the value of labor standards and formal company policies on human rights practices, particularly for companies that have operations in countries where there are fewer protections for workers. Ethical issues aside, there may also be very real implications for the bottom line. As borne out by the recent experience of some high-profile manufacturers and retailers, an increasing number of consumers and shareholders are seriously concerned about whether low wages and abusive working conditions exist in facilities patronized by U.S. companies; firms that do not share that concern can risk damage to their corporate reputation and possible consumer backlash. Consumer boycotts and campaigns have been designed to force companies to implement policies that will promote stricter vendor standards, paying living wages, and ensuring healthy and safe working conditions. Poor labor practices can lead to litigation against the company, which can be costly and time consuming. Management states that it “fully supports the ethical business principles and human rights standards advocated by the proposal.” We believe adoption of this proposal is in keeping with management’s commitment to human rights standards. Additionally, our guidelines support adoption of codes of conduct relating to countries in which there are systematic violations of human rights. As such we support this item.

04/30/04 - A	SBC Communications Inc. *SBC*		78387G103			03/02/04		38,053
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director James E. Barnes		Withhold

The composition of the board does not meet our standard for board and committee independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR the director nominees with the exception of affiliated outsiders James E. Barnes and Patricia P. Upton from whom we will WITHHOLD votes for lack of a two-thirds majority independent board and for standing as affiliated outsiders on the Compensation Committee.

	1.2	Elect Director James A. Henderson		Withhold
	1.3	Elect Director John B. McCoy		For
	1.4	Elect Director S. Donley Ritchey		For
	1.5	Elect Director Joyce M. Roche		For
	1.6	Elect Director Patricia P. Upton		Withhold

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	2	Ratify Auditors		For	For		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely. We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.

	3	Amend Bylaws		For	For		Mgmt
PVS commends management for submitting this proposal, which demonstrates a commitment to shareholders’ interests.
	4	Report on Political Contributions/Activities		Against	For		ShrHoldr

PVS believes this proposal sends a strong message to the board that increased disclosure is needed for the use of company resources being contributed to political parties, candidates, committees, or politically affiliated entities. Shareholders have the inherent right to know if their capital is being used for social causes beyond the companies day to day operations. Therefore, we will support this item.

	5	Change Size of Board of Directors		Against	Against		ShrHoldr

Given that: (1) the company’s corporate governance guidelines address the proponent’s concern regarding the size of the board and (2) the company has laid out a plan to reduce the size of the board to 13 directors by 2006, we do not believe this item warrants shareholder support.

04/27/04 - A	Schering-Plough Corp. *SGP*		806605101			03/05/04		47,200
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Fred Hassan		Withhold

PVS Conclusion In reviewing Mr. Hassan’s employment contract with the company, PVS did not see any pay extravagance. His pay components at Schering-Plough mirror those at Pfizer. Moreover, the overall executive compensation program has tied the short-term and long-term components to pre-established performance measures. As such, PVS does not believe that there is an executive compensation issue in this company. However, the company’s stock performance has been poor in the short-term and long-term timeframe. Therefore, PVS will monitor CEO’s pay in relation to the company’s performance going forward. The composition of the board does not meet our standard for board and committee independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR the director nominees with the exception of insider Fred Hassan, and affiliated outsider Richard de J. Osborne, from whom we will WITHHOLD votes for lack of a two-thirds majority independent board. We will also WITHHOLD votes from Mr. Osborne for serving as an affiliated outsider on the Compensation and Nominating committees, and from Mr. Hassan for serving as both Chairman and CEO.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.2	Elect Director Philip Leder, M.D.		For
	1.3	Elect Director Eugene R. McGrath		For
	1.4	Elect Director Richard de J. Osborne		Withhold
	2	Ratify Auditors		For	For		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely. We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.

	3	Approve Executive Incentive Bonus Plan		For	Against		Mgmt

Though we commend the company on its effort to link cash bonuses and stock grants with clearly defined performance criteria, the plan’s annual individual award limit of $9 million significantly exceeds our guidelines for executive incentive programs. As such, this plan has the potential to negatively impact shareholder value beyond a reasonable level. Therefore, we do not support this item.

04/14/04 - A	Schlumberger Ltd. *SLB*		806857108			02/25/04		23,900
Meeting for Holders of ADRs
	1	Elect Directors		For	Split		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.1	Elect Director J. Deutch		For
	1.2	Elect Director J.S. Gorelick		For
	1.3	Elect Director A. Gould		Withhold

- PVS prefers that the roles of Chairman and CEO be separate and withholds votes from directors who hold this joint position. The Chairman’s role on a board is to evaluate and review the performance of management; this role is obviously compromised when the Chairman is also the CEO.

	1.4	Elect Director T. Isaac		For
	1.5	Elect Director A. Lajous		For
	1.6	Elect Director A. Levy-Lang		For
	1.7	Elect Director D. Primat		For
	1.8	Elect Director T. Sandvold		For
	1.9	Elect Director N. Seydoux		For
	1.10	Elect Director L.G. Stuntz		For
	2	ADOPTION AND APPROVAL OF FINANCIALS AND DIVIDENDS		For	For		Mgmt
	3	APPROVAL OF ADOPTION OF THE 2004 STOCK AND DEFERRAL PLAN FOR NON-EMPLOYEE DIRECTORS		For	For		Mgmt
	4	APPROVAL OF AUDITORS		For	For		Mgmt

05/13/04 - A	Sears, Roebuck & Co. *S*		812387108			03/15/04		28,000
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director William L. Bax		For

We will vote FOR William L. Bax, but WITHHOLD votes from all of the other nominees for failure to implement the board declassification proposal. We will also WITHHOLD votes from Alan J. Lacy for serving as both chairman and CEO.

	1.2	Elect Director Donald J. Carty		Withhold
	1.3	Elect Director Alan J. Lacy		Withhold
	1.4	Elect Director Hugh B. Price		Withhold
	2	Ratify Auditors		For	Against		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely. We do not support this item. In this instance, the non-auditing consulting fees are more than 25 percent of total fees paid. As such, we will vote against the company’s auditor. We believe the integrity of the auditor’s relationship with the company is compromised when a firm is paid excessive consulting fees on top of those paid for auditing services. This arrangement has the potential to open the auditor process to a wide range of conflicts of interest.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	3	Declassify the Board of Directors		Against	For		ShrHoldr

PVS Conclusion: Because the ability to elect directors is the single most important use of the shareholder franchise,and all directors should be accountable on an annual basis, and because this proposal has received majority shareholder support in each of the past two years, we will vote for this proposal.

	4	Submit Shareholder Rights Plan (Poison Pill) to Shareholder Vote		Against	For		ShrHoldr

PVS Conclusion: Because the company refuses to put any future pill to a shareholder vote, and because the pill proposal has received shareholder support in each of the past two years, we will support this proposal.

	5	Establish Other Board Committee		Against	For		ShrHoldr

PVS Conclusion: Since the underlying purpose of this proposal is to provide an effective communication mechanism between the company’s shareholders and its board, we believe it to be in the best interest of the shareholders. As such, this proposal warrants a shareholder approval.

10/21/03 - S	* Short-Term Investments Co.		825251101			07/25/03		1,326,606
	1	Elect Directors		For	For		Mgmt
The director nominees meet our guidelines.
	2	Approve Conversion to Series of Delaware Statutory Trust		For	For		Mgmt

Reorganizing the fund from a Maryland corporation to a Delaware statutory trust may provide benefits to the fund and its shareholders. Most of the funds of AIM Funds are now or are likely to become Delaware statutory trusts. To the extent that the boards and management of funds of AIM Funds, including the board and management of the fund, have to deal with the law of a single state, rather than the laws of many states, efficiencies may be achieved, both in terms of reduced costs in determining the requirements of law in unique circumstances and the certainty of operating routinely in a familiar regulatory environment.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/23/04 - A	Siebel Systems, Inc. *SEBL*		826170102			04/29/04		8,700
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director C. Scott Hartz		For
The director nominees meet our guidelines.
	1.2	Elect Director Charles R. Schwab		For
	1.3	Elect Director George T. Shaheen		For
	1.4	Elect Director John W. White		For
	2	Ratify Auditors		For	For		Mgmt
We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.
	3	Expense Stock Options		Abstain	For		ShrHoldr

In the absence of an accepted methodology with which to value the contingent cost of stock options, companies that have voluntarily expensed stock options have had flexibility in their selection of a specific valuation methodology. Opponents of option expensing argue that options are difficult to value and expensing options could add complexity and decrease transparency in financial reporting. However, given the fact that stock options have become an integral component of compensation, their value cannot be ignored and treated as “no-cost” compensation. We believe that stock options should be expensed along with other forms of compensation. Given that (1) many companies use stock options as a significant component of overall compensation, (2) the exercise of options result in a transfer of shareholder value, and (3) the contingent cost of options reduces earnings, we believe that options should be expensed along with all other forms of compensation to better reflect the company’s true earnings and provide additional discipline against overuse.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/13/04 - A	SLM Corp. *SLM*		78442P106			03/15/04		2,700
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Charles L. Daley		For

We will vote FOR the director nominees with the exceptions of Compensation Committee members Barry A. Munitz, Benjamin J. Lambert, III, Diane Suitt Gilleland, Earl A. Goode, William M. Diefenderfer, III and Wolfgang Schoellkopf, from whom we will WITHHOLD votes for excessive compensation practices.

	1.2	Elect Director William M. Diefenderfer, III		Withhold
	1.3	Elect Director Thomas J. Fitzpatrick		For
	1.4	Elect Director Edward A. Fox		For
	1.5	Elect Director Diane Suitt Gilleland		Withhold
	1.6	Elect Director Earl A. Goode		Withhold
	1.7	Elect Director Ann Torre Grant		For
	1.8	Elect Director Ronald F. Hunt		For
	1.9	Elect Director Benjamin J. Lambert, III		Withhold
	1.10	Elect Director Albert L. Lord		For
	1.11	Elect Director Barry A. Munitz		Withhold
	1.12	Elect Director A. Alexander Porter, Jr.		For
	1.13	Elect Director Wolfgang Schoellkopf		Withhold
	1.14	Elect Director Steven L. Shapiro		For
	1.15	Elect Director Barry L. Williams		For
	2	Approve Omnibus Stock Plan		For	Against		Mgmt

We do not support this plan. The company’s potential Voting Power Dilution (VPD) for all incentive plans is 12.66% which exceeds our guidelines. Proposals that add to a company’s VPD can potentially dilute the voting interests of common shareholders. In addition, the company does not fully expense its stock options. Given their current accounting treatment of not being charged as an expense against earnings, stock options have been the ultimate tax dodge for companies wishing to lavishly compensate employees. Misused stock options can give executives an incentive to inflate their company’s earnings or make irresponsibly optimistic forecasts in order to keep stock prices high and their paychecks gargantuan. Numerous companies have chosen to acknowledge the distortion to reported earnings caused by the non-expensing of options and have elected to expense options going forward. We believe SLM Corp. should follow suit, to better reflect the company’s true earnings and provide additional discipline against overuse.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	3	Ratify Auditors		For	For		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.  We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.

05/26/04 - A	Southern Company *SO*		842587107			03/29/04		7,100
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Daniel P. Amos		For
We will vote FOR the director nominees with the exception of H. Allen Franklin from whom we will WITHHOLD votes for serving as both chairman and CEO.
	1.2	Elect Director Dorrit J. Bern		For
	1.3	Elect Director Francis S. Blake		For
	1.4	Elect Director Thomas F. Chapman		For
	1.5	Elect Director H. Allen Franklin		Withhold
	1.6	Elect Director Bruce S. Gordon		For
	1.7	Elect Director Donald M. James		For
	1.8	Elect Director Zack T. Pate		For
	1.9	Elect Director J. Neal Purcell		For
	1.10	Elect Director David M. Ratcliffe		For
	1.11	Elect Director Gerald J. St. Pe		For
	2	Ratify Auditors		For	For		Mgmt
We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	3	Approve Outside Director Stock in Lieu of Cash		For	For		Mgmt

We believe that the voting power dilution from this plan is reasonable. By paying directors a greater portion of their compensation in stock rather than cash, their interests may be more closely aligned with those of shareholders. As such we will support this item.

05/19/04 - A	Southwest Airlines Co. *LUV*		844741108			03/23/04		29,625
	1	Elect Directors		For	Withhold		Mgmt
	1.1	Elect Director Herbert D. Kelleher		Withhold

The composition of the board does not meet our standard for board and committee independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from Travis C. Johnson, William P. Hobby, C. Webb Crockett, June M. Morris, Rollin W. King and Herbert D. Kelleher for lack of a two-thirds majority independent board. We will also WITHHOLD votes from Travis C. Johnson, William P. Hobby, C. Webb Crockett, June M. Morris and Rollin W. King for serving as affiliated outsiders on key board committees. In addition, we will WITHHOLD votes from Herbert D. Kelleher for serving as a non-independent chairman.

	1.2	Elect Director Rollin W. King		Withhold
	1.3	Elect Director June M. Morris		Withhold
	1.4	Elect Director C. Webb Crockett		Withhold
	1.5	Elect Director William P. Hobby		Withhold
	1.6	Elect Director Travis C. Johnson		Withhold
	2	Ratify Auditors		For	For		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.  We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/20/04 - A	Sprint Corp. *FON*		852061100			02/20/04		2,900
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Gordon M. Bethune		For

The composition of the board does not meet our standard for board and committee independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR the director nominees with the exception of affiliated outsider Linda Koch Lorimer, from whom we will WITHHOLD votes for lack of a two-thirds majority independent board, and for serving as an affiliated outsider on the Audit and Nominating committees. In light of the persistent and questionable judgment displayed by the board, we will also WITHHOLD votes from Ms. Lorimer who was a member of the board during that time period.

	1.2	Elect Director E. Linn Draper, Jr.		For
	1.3	Elect Director Deborah A. Henretta		For
	1.4	Elect Director Linda Koch Lorimer		Withhold
	2	Ratify Auditors		For	For		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely. We note that the audit fees disclosed in the proxy statement reflect the work performed by Ernst & Young through December 31 2003. We will support the ratification of KPMG as Sprint’s new auditor for fiscal year 2004.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	3	Performance- Based/Indexed Options		Against	For		ShrHoldr

PVS advocates performance based options, such as premium-priced or indexed, which encourage executives to outperform rivals and the market as a whole rather than being rewarded for any rise in the share price, which can occur if there are not empirical performance measures incorporated into the structure of the options. This proposal mandates that all stock options granted to senior executives be performance-based options, which can be considered somewhat restrictive and burdensome. However, a performance-based stock option will only have value to the extent that Sprint’s stock price performance exceeds the peer group performance level (as the option exercise price is indexed or linked to an industry peer group stock performance index). This method of compensation demonstrates a strong commitment to the actual promotion of shareholder value rather than simply management enrichment. In light of Sprint’s non-performance-based equity grants and Mr. Forsee’s 2003 compensation package, we believe this is a worthy proposal which sends management a clear message on the responsible and proper use of options in conjunction with performance.

	4	Limit Executive Compensation		Against	For		ShrHoldr

Given the exponential rise of executive salaries over the past decade and excessive dilution levels, we support shareholder proposals calling for substantial reform in this area, particularly with regard to overly excessive executive pay and especially in instances where inordinate pay is untied to performance. Mr. Forsee’s recent excessive and unqualified compensation package and previous (Esrey et al.) egregious executive compensation practices at Sprint only serve to augment our belief that the limitations set forth in this proposal are worthwhile and send a clear message on the importance of fair pay clearly linked to performance.

	5	Separate Chairman and CEO Positions		Against	For		ShrHoldr

Two major components at the top of every public company are the running of the board and the executive responsibility for the running of the company’s business. Without doubt, there should be a clear division of responsibilities at the head of the company that will ensure a balance of power and authority, such that no one individual has unfettered powers of decision. When there is no clear division between the executive and board branches of a company, poor executive and/or board actions often go unchecked to the ultimate detriment of shareholders. We support this proposal to separate the chairman and CEO and to provide that only independent directors may become chairman.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	6	Report on Foreign Outsourcing		Against	For		ShrHoldr

In this case we note that Sprint does outsource some service and technical positions to foreign markets where the company has determined that cost savings would ultimately benefit the company and increase shareholder value. We note that several of the company’s peers and competitors have outsourced similar jobs. We believe that the benefits of increased transparency, as a result of disclosing the findings of a thorough evaluation of the risks to both the company and shareholders of outsourcing operations offshore, far outweigh the costs of preparing the requested report. As such, we will support this proposal.

04/20/04 - A	Sprint Corp. *FON*		852061506			02/20/04		23,800
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Gordon M. Bethune		For

The composition of the board does not meet our standard for board and committee independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR the director nominees with the exception of affiliated outsider Linda Koch Lorimer, from whom we will WITHHOLD votes for lack of a two-thirds majority independent board, and for serving as an affiliated outsider on the Audit and Nominating committees. In light of the persistent and questionable judgment displayed by the board, we will also WITHHOLD votes from Ms. Lorimer who was a member of the board during that time period.

	1.2	Elect Director E. Linn Draper, Jr.		For
	1.3	Elect Director Deborah A. Henretta		For
	1.4	Elect Director Linda Koch Lorimer		Withhold
	2	Ratify Auditors		For	For		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely. We note that the audit fees disclosed in the proxy statement reflect the work performed by Ernst & Young through December 31 2003. We will support the ratification of KPMG as Sprint’s new auditor for fiscal year 2004.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	3	Performance- Based/Indexed Options		Against	For		ShrHoldr

PVS advocates performance based options, such as premium-priced or indexed, which encourage executives to outperform rivals and the market as a whole rather than being rewarded for any rise in the share price, which can occur if there are not empirical performance measures incorporated into the structure of the options. This proposal mandates that all stock options granted to senior executives be performance-based options, which can be considered somewhat restrictive and burdensome. However, a performance-based stock option will only have value to the extent that Sprint’s stock price performance exceeds the peer group performance level (as the option exercise price is indexed or linked to an industry peer group stock performance index). This method of compensation demonstrates a strong commitment to the actual promotion of shareholder value rather than simply management enrichment. In light of Sprint’s non-performance-based equity grants and Mr. Forsee’s 2003 compensation package, we believe this is a worthy proposal which sends management a clear message on the responsible and proper use of options in conjunction with performance.

	4	Limit Executive Compensation		Against	For		ShrHoldr

Given the exponential rise of executive salaries over the past decade and excessive dilution levels, we support shareholder proposals calling for substantial reform in this area, particularly with regard to overly excessive executive pay and especially in instances where inordinate pay is untied to performance. Mr. Forsee’s recent excessive and unqualified compensation package and previous (Esrey et al.) egregious executive compensation practices at Sprint only serve to augment our belief that the limitations set forth in this proposal are worthwhile and send a clear message on the importance of fair pay clearly linked to performance.

	5	Separate Chairman and CEO Positions		Against	For		ShrHoldr

Two major components at the top of every public company are the running of the board and the executive responsibility for the running of the company’s business. Without doubt, there should be a clear division of responsibilities at the head of the company that will ensure a balance of power and authority, such that no one individual has unfettered powers of decision. When there is no clear division between the executive and board branches of a company, poor executive and/or board actions often go unchecked to the ultimate detriment of shareholders. We support this proposal to separate the chairman and CEO and to provide that only independent directors may become chairman.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	6	Report on Foreign Outsourcing		Against	For		ShrHoldr

In this case we note that Sprint does outsource some service and technical positions to foreign markets where the company has determined that cost savings would ultimately benefit the company and increase shareholder value. We note that several of the company’s peers and competitors have outsourced similar jobs. We believe that the benefits of increased transparency, as a result of disclosing the findings of a thorough evaluation of the risks to both the company and shareholders of outsourcing operations offshore, far outweigh the costs of preparing the requested report. As such, we will support this proposal.

04/28/04 - A	SPX Corp. *SPW*		784635104			03/08/04		4,800
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Sarah R. Coffin		For

The composition of the board does not meet our standard for board and committee independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR director nominee Sarah R. Coffin, but WITHHOLD votes from affiliated outsiders David P. Williams and Charles E. Johnson II for lack of a two-thirds majority independent board. We will also WITHHOLD votes from Mr. Johnson for serving as an affiliated outsider on the Audit and Nominating committees, and from Mr. Williams for serving as an affiliated outsider on the Compensation and Nominating committees. In addition, we will WITHHOLD votes from Audit Committee member Mr. Johnson for neglecting to include auditor ratification on the ballot.

	1.2	Elect Director Charles E. Johnson II		Withhold
	1.3	Elect Director David P. Williams		Withhold

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/07/04 - A	Starwood Hotels & Resorts Worldwide, Inc. *HOT*		85590A203			03/19/04		11,600
	1	Elect Directors		For	Withhold		Mgmt
	1.1	Elect Director Eric Hippeau		Withhold
The director nominees do not meet our guidelines. We will WITHHOLD votes from all director nominees for failure to implement the stock option expensing proposal.
	1.2	Elect Director Daniel Yih		Withhold
	1.3	Elect Director Kneeland Youngblood		Withhold
	2	Ratify Auditors		For	For		Mgmt
We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.
	3	Approve Omnibus Stock Plan		For	Against		Mgmt

We do not support this plan. The company’s potential Voting Power Dilution (VPD) for all incentive plans is 31.13%, which exceeds our guidelines. Proposals that add to a company’s VPD can potentially dilute the voting interests of common shareholders. In addition, the company does not fully expense its stock options. Given their current accounting treatment of not being charged as an expense against earnings, stock options have been the ultimate tax dodge for companies wishing to lavishly compensate employees. Misused stock options can give executives perverse incentives to inflate their company’s earnings or make irresponsibly optimistic forecasts in order to keep stock prices high and their paychecks gargantuan. Numerous companies have chosen to acknowledge the distortion to reported earnings caused by the non-expensing of options and have elected to expense options going forward. We believe Starwood Hotels & Resorts Worldwide, Inc. should follow suit, to better reflect the company’s true earnings and provide additional discipline against overuse.

	4	Declassify the Board of Directors		For	For		Mgmt

PVS supports this proposal to amend the company’s charter and allow for the annual election of all directors. The ability to elect directors is the single most important use of the shareholder franchise, and we firmly believe all directors should be accountable on an annual basis. A classified board can entrench management and effectively preclude most takeover bids or proxy contests. Board classification forces dissidents and would-be acquirers to negotiate with the incumbent board, which has the authority to decide on offers without a shareholder vote.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

07/25/03 - A	* Steris Corp. *STE*		859152100			05/29/03		13,500
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Stephen R. Hardis		For
The director nominees meet our guidelines.
	1.2	Elect Director Raymond A. Lancaster		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	1.3	Elect Director J.B. Richey		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	1.4	Elect Director Les C. Vinney		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

Shareholder Proposal
	2	Declassify the Board of Directors		Against	For		ShrHoldr

We support shareholder proposals calling for the repeal of the company’s classified board structure and for the annual election of all directors under a single slate. The ability to elect directors is the single most important use of the shareholder franchise, and we firmly believe all directors should be accountable on an annual basis.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

11/13/03 - A	* Sun Microsystems, Inc. *SUNW*		866810104			09/15/03		45,000
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Scott G. McNealy		Withhold
	1.2	Elect Director James L. Barksdale		For
	1.3	Elect Director L. John Doerr		For
	1.4	Elect Director Robert J. Fisher		For
	1.5	Elect Director Michael E. Lehman		For
	1.6	Elect Director Robert L. Long		For
	1.7	Elect Director M. Kenneth Oshman		For
	1.8	Elect Director Naomi O. Seligman		For
	1.9	Elect Director Lynn E. Turner		For
	2	Amend Employee Stock Purchase Plan		For	Against		Mgmt
	3	Ratify Auditors		For	Against		Mgmt
Shareholder Proposal
	4	Implement China Principles		Against	For		ShrHoldr

04/20/04 - A	SunTrust Banks, Inc. *STI*		867914103			02/20/04		1,100
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director J. Hicks Lanier		For
The director nominees meet our guidelines.
	1.2	Elect Director Larry L. Prince		For
	1.3	Elect Director Frank S. Royal, M.D.		For
	1.4	Elect Director Robert M. Beall, II		For
	1.5	Elect Director Jeffrey C. Crowe		For
	2	Ratify Auditors		For	For		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely. We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	3	Approve Omnibus Stock Plan		For	Against		Mgmt

We do not support this plan. The company’s potential Voting Power Dilution (VPD) for all incentive plans is 10.27%, which exceeds our guidelines. Proposals that add to a company’s VPD can potentially dilute the voting interests of common shareholders.

05/26/04 - A	SUPERVALU Inc. *SVU*		868536103			04/01/04		8,500
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Charles M. Lillis		Withhold

We will vote FOR the director nominees with the exception of Jeffrey Noddle, from whom we will WITHHOLD votes for serving as both chairman and CEO. We will also WITHHOLD votes from Steven S. Rogers, Jeffrey Noddle and Charles M. Lillis for failure to implement the stock option expensing proposal.

	1.2	Elect Director Jeffrey Noodle		Withhold
	1.3	Elect Director Steven S. Rogers		Withhold
	1.4	Elect Director Ronald E. Daly		For
	1.5	Elect Director Marissa Peterson		For
	2	Ratify Auditors		For	For		Mgmt
We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.
	3	Require Affirmative Vote of the Majority of the Shares to Elect Directors		Against	For		ShrHoldr

We consider the election of board directors one of the hallmark activities of a company’s corporate governance structure. Investors with a financial stake in the long-term financial health of the company should expect management to undertake steps that will ensure improved transparency, access and choice regarding which individuals will become responsible for making fundamental strategic decisions. This would be a radical departure from the current system of a limited democracy of management’s candidates, under which shareholders are given no practical choice in choosing directors. Although the SEC’s proposed new rule regarding open access is expected to be finalized in 2004, the requests set forth in this proposal are clear and realistic for management to pursue. As such PVS will support this proposal.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

11/07/03 - A	* SYSCO Corporation *SYY*		871829107			09/09/03		37,700
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Jonathan Golden as Class II Director		Withhold

We will vote FOR Joseph Hafner, Jr., and WITHHOLD from Richard J. Schnieders, Thomas E. Lankford, and Jonathan Golden for failure to implement proposals to declassify the company’s board. Additionally, we will WITHHOLD votes from Mr. Schnieders for serving as chairman and CEO.

	1.2	Elect Director Joseph A. Hafner, Jr. as Class II Director		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	1.3	Elect Director Thomas E. Lankford as Class II Director		Withhold

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	1.4	Elect Director Richard J. Schnieders as Class II Director		Withhold

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	1.5	Elect Director John K. Stubblefield, Jr. as Class III Director		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	2	Increase Authorized Common Stock		For	Against		Mgmt

We do not support this plan. The number of additional authorized common shares sought in this proposal exceeds our guidelines. As a policy, PVS will not support increases in authorized common shares of this magnitude, unless the company has offered a specific and reasonable purpose for the additional shares. In this case, the company has not offered a specific reason for the share increase. Large increases in authorized common stock may be used for anti-takeover devices or to fund undesirable increases in executive stock options without shareholder approval.

	3	Approve Omnibus Stock Plan		For	Against		Mgmt

We do not support this plan. The company’s potential Voting Power Dilution (VPD) for all incentive plans is 16.08% which exceeds our guidelines. Proposals that add to a company’s VPD can potentially dilute the voting interests of common shareholders.

Shareholder Proposal
	4	Report on the Impact of Genetically Engineered Products		Against	For		ShrHoldr

We are sympathetic with the proponents’ concerns regarding their unforeseen health impact and we support reporting on the effects and labeling of all GMO based products. Management states “we recognize the importance of food safety, not only with respect to the well being of consumers, but also as it relates to the success and reputation of our Company.” We feel that support for this reporting request goes hand-in-hand with SYSCO management’s stated recognition of the importance of food safety as a function of consumer safety as well as a factor in the financial stability of the company. We also believe that it is in the best interests of shareholders to address consumer concerns about possible dangers associated with GE products through increased reporting. Given that the requested report would provide a better understanding of the company’s products while also underscoring company’s commitment to address shareholders’ concerns regarding genetically engineered products, we support this proposal.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/19/04 - A	Target Corporation *TGT*		87612E106			03/22/04		14,700
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Calvin Darden		For
We will vote FOR the director nominees with the exception of affiliated outsider Michele J. Hooper, from whom we will WITHHOLD votes for standing on the Audit and Nominating committees.
	1.2	Elect Director Michele J. Hooper		Withhold
	1.3	Elect Director Anne M. Mulcahy		For
	1.4	Elect Director Stephen W. Sanger		For
	1.5	Elect Director Warren R. Staley		For
	2	Ratify Auditors		For	For		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.  We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.

	3	Amend Omnibus Stock Plan		For	For		Mgmt
We support this plan. The company’s potential Voting Power Dilution (VPD) for all incentive plans is 9.33%, which falls within our guidelines.

04/28/04 - A	Teledyne Technologies, Inc. *TDY*		879360105			03/08/04		6,800
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Charles Crocker		For
We will vote FOR the director nominees with the exception Robert Mehrabian from whom we will WITHHOLD votes for serving as both chairman and CEO.
	1.2	Elect Director Robert Mehrabian		Withhold
	1.3	Elect Director Michael T. Smith		For
	2	Ratify Auditors		For	For		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely. We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/07/04 - A	Temple-Inland Inc. *TIN*		879868107			03/10/04		4,300
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Donald M. Carlton		For
We will vote FOR the director nominees with the exception of Kenneth M. Jastrow, II from whom we will WITHHOLD votes for serving as both chairman and CEO.
	1.2	Elect Director E. Linn Draper, Jr.		For
	1.3	Elect Director Jeffrey M. Heller		For
	1.4	Elect Director Kenneth M. Jastrow, II		Withhold
	1.5	Elect Director James A. Johnson		For
	2	Ratify Auditors		For	For		Mgmt
We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.

07/23/03 - A	* Tenet Healthcare Corp. *THC*		88033G100			06/02/03		4,100
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Lawrence Biondi, S.J.		For
The director nominees meet our guidelines.
	1.2	Elect Director Van B. Honeycutt		For
	1.3	Elect Director Edward A. Kangas		For
	2	Declassify the Board of Directors		For	For		Mgmt

The ability to elect directors is the single most important use of the shareholder franchise, and all directors should be accountable on an annual basis. We support the declassification of a company’s board.

	3	Ratify Auditors		For	For		Mgmt
We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

Shareholder Proposal
	4	Require Majority of Independent Directors on Board		Against	For		ShrHoldr

A majority of independent directors on the board allows the board to fulfill its responsibility to select, monitor, and compensate management. An independent board is consistent with the recommendations of the National Association of Corporate Directors (NACD). Despite Tenet’s recent checkered history, we note the company has rid itself of former CEO and soon to be former board member Jeffrey Barbakow. By our classification of board independence, this board currently has two non-independent directors, but at the same time this proposal asks the board to “set a goal... of at least 90 percent independent directors.” Setting a goal is not binding. Given the importance of board independence and given Tenet’s past history of non-independent boards, we believe support for this proposal will reinforce the principle of independence. We support this proposal.

05/06/04 - A	Tenet Healthcare Corp. *THC*		88033G100			03/11/04		4,100
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Trevor Fetter		For

We will vote FOR the director nominees with the exception of Compensation Committee members Edward A. Kangas, J. Robert Kerrey, John C. Kane and Van B. Honeycutt for excessive executive compensation practices.

	1.2	Elect Director Van B. Honeycutt		Withhold
	1.3	Elect Director John C. Kane		Withhold
	1.4	Elect Director Edward A. Kangas		Withhold
	1.5	Elect Director J. Robert Kerrey		Withhold
	1.6	Elect Director Richard R. Pettingill		For
	2	Ratify Auditors		For	For		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.  We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/15/04 - A	Texas Instruments Inc. *TXN*		882508104			02/17/04		20,500
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director James R. Adams		Withhold

The composition of the board does not meet our standard for board and committee independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR the director nominees with the exception of insiders Richard K. Templeton and Thomas J. Engibous, and affiliated outsiders Gerald W. Fronterhouse and James R. Adams, from whom we will WITHHOLD votes for lack of a two-thirds majority independent board. We will also WITHHOLD votes from Messrs. Fronterhouse and Adams for serving as affiliated outsiders on the Audit Committee, and from Mr. Engibous for serving as both Chairman and CEO.

	1.2	Elect Director David L. Boren		For
	1.3	Elect Director Daniel A. Carp		For
	1.4	Elect Director Thomas J. Engibous		Withhold
	1.5	Elect Director Gerald W. Fronterhouse		Withhold
	1.6	Elect Director David R. Goode		For
	1.7	Elect Director Wayne R. Sanders		For
	1.8	Elect Director Ruth J. Simmons		For
	1.9	Elect Director Richard K. Templeton		Withhold
	1.10	Elect Director Christine Todd Whitman		For
	2	Ratify Auditors		For	Against		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.  We do not support this item. In this instance, the non-auditing consulting fees are more than 25 percent of total fees paid. As such, we will vote against the company’s auditor. We believe the integrity of the auditor’s relationship with the company is compromised when a firm is paid excessive consulting fees on top of those paid for auditing services. This arrangement has the potential to open the auditor process to a wide range of conflicts of interest.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	3	Expense Stock Options		Against	For		ShrHoldr

Although companies can choose to expense options, the Financial Accounting Standards Board (FASB) does not yet require it. In the absence of an accepted methodology with which to value the contingent cost of stock options, companies that have voluntarily expensed stock options have had flexibility in their selection of a specific valuation methodology. Since the expensing of options lowers earnings, many companies have elected not to do so. Instead, many companies have opted to disclose option values only in the footnotes to their annual reports. Opponents of option expensing argue that options are difficult to value and expensing options could add complexity and decrease transparency in financial reporting. However, given the fact that stock options have become an integral component of compensation, their value cannot be ignored and treated as “no-cost” compensation. We believe that stock options should be expensed along with other forms of compensation. Given that 1) many companies use stock options as a significant component of overall compensation, 2) the exercise of options result in a transfer of shareholder value, and 3) the contingent cost of options reduces earnings, we strongly believe that options should be expensed along with all other forms of compensation to better reflect the company’s true earnings and provide much needed discipline against overuse.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/18/04 - A	The Allstate Corp. *ALL*		020002101			03/19/04		6,300
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director F. Duane Ackerman		For

We will vote FOR the director nominees with the exception of Edward M. Liddy from whom we will WITHHOLD votes for serving as both chairman and CEO. We will also WITHHOLD votes from James G. Andress and Edward A. Brennan for serving as affiliated outsiders on key board committees.

	1.2	Elect Director James G. Andress		Withhold
	1.3	Elect Director Edward A. Brennan		Withhold
	1.4	Elect Director W. James Farrell		For
	1.5	Elect Director Jack M. Greenberg		For
	1.6	Elect Director Ronald T. LeMay		For
	1.7	Elect Director Edward M. Liddy		Withhold
	1.8	Elect Director J. Christopher Reyes		For
	1.9	Elect Director H. John Riley, Jr.		For
	1.10	Elect Director Joshua I. Smith		For
	1.11	Elect Director Judith A. Sprieser		For
	1.12	Elect Director Mary Alice Taylor		For
	2	Ratify Auditors		For	For		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.  We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.

	3	Amend Executive Incentive Bonus Plan		For	Against		Mgmt

Though we commend the company on its effort to link cash bonuses and stock grants with clearly defined performance criteria, the plan’s annual individual award limit of $5.5 million exceeds our guidelines for executive incentive programs. As such, this plan has the potential to negatively impact shareholder value beyond a reasonable level. Therefore, we do not support this item.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	4	Amend Executive Incentive Bonus Plan		For	Against		Mgmt

Though we commend the company on its effort to link cash bonuses and stock grants with clearly defined performance criteria, the plan’s annual individual award limit of $6 million exceeds our guidelines for executive incentive programs. As such, this plan has the potential to negatively impact shareholder value beyond a reasonable level. Therefore, we do not support this item.

	5	Provide for Cumulative Voting		Against	For		ShrHoldr

Cumulative voting permits shareholders to apportion the total number of votes they have in any way they wish among board candidates. This voting right ensures that the will of minority shareholders is supported because it enables them to elect one or more candidates who will represent their specific interests. This has the benefit of enhancing overall board diversity and representation for all shareholders. While the company meets most of the aforementioned corporate governance provisions, it does not allow shareholders to call for special meetings or to act by written consent with 90 days’ notice. Accordingly, the proposal warrants shareholder support.

04/13/04 - A	The Bank Of New York Co., Inc. *BK*		064057102			02/23/04		8,500
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Frank J. Biondi, Jr.		For

We will vote FOR the director nominees with the exception Thomas A. Renyi from whom we will WITHHOLD votes for serving as both chairman and CEO. We will also WITHHOLD votes from John C. Malone for serving as an affiliated outsider on the Compensation and Nominating committees, and from Catherine A. Rein for serving as an affiliated outsider on the Audit Committee.

	1.2	Elect Director Nicholas M. Donofrio		For
	1.3	Elect Director Alan R. Griffith		For
	1.4	Elect Director Gerald L. Hassell		For
	1.5	Elect Director Richard J. Kogan		For
	1.6	Elect Director Michael J. Kowalski		For
	1.7	Elect Director John A. Luke, Jr.		For
	1.8	Elect Director John C. Malone		Withhold
	1.9	Elect Director Paul Myners, CBE		For
	1.10	Elect Director Robert C. Pozen		For

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.11	Elect Director Catherine A. Rein		Withhold
	1.12	Elect Director Thomas A. Renyi		Withhold
	1.13	Elect Director William C. Richardson		For
	1.14	Elect Director Brian L. Roberts		For
	1.15	Elect Director Samuel C. Scott III		For
	2	Ratify Auditors		For	Against		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely. We do not support this item. In this instance, the non-auditing consulting fees are more than 25 percent of total fees paid. As such, we will vote against the company’s auditor. We believe the integrity of the auditor’s relationship with the company is compromised when a firm is paid excessive consulting fees on top of those paid for auditing services. This arrangement has the potential to open the auditor process to a wide range of conflicts of interest.

	3	Amend Executive Incentive Bonus Plan		For	Against		Mgmt
	4	Report on Political Contributions		Against	Against		ShrHoldr

While PVS usually supports shareholder proposals that seek to improve corporate disclosure and accountability to shareholders, we believe the company’s existing policies are stringent enough to ensure political nonpartisanship. Furthermore, this proposal would require the company to incur unnecessary costs to prepare and publish in various newspapers a detailed report of information that already is publicly available. We do not support this proposal.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	5	Limit Executive Compensation		Against	For		ShrHoldr

PVS agrees with the spirit of the proposal. The proponent believes that the exponential growth of executive salaries is not in the best interests of shareholders, especially when that pay is exorbitant when compared to the compensation of other workers. As a result, the proponent suggests a number of remedies to address the issue of pay discrepancy between top executives and company employees, as described above. We note that many shareholder proponents have called for a review of the executive compensation packages at a number of U.S.- based corporations in the past couple years. They argue that compensation packages at U.S. firms are skyrocketing in great disproportion to the increase in wages enjoyed by the average U.S. worker. Shareholder activists are concerned that the explosive growth in CEO compensation is not in the best interests of shareholders as owners of U.S. corporations. Studies cited by the AFL-CIO have found that the average CEO of a major corporation made 42 times the pay of a typical American factory worker in 1980. By 1990, that ratio had more than doubled to 85 times the average factory wage. Eight years later the ratio was a “staggering” 419 times the average factory wage in 1998. According to the AFL-CIO, if this rate of growth were to continue, the average CEO’s salary would equal that of about 150,000 American factory workers in the year 2050. We believe, given The Bank Of New York’s historical propensity to richly reward its executives with a mix of high salary, bonus, and exorbitant severance packages, that this proposal is worthwhile and sends a clear message on the importance of fair pay clearly linked to performance.

	6	Limit Composition of Committee to Independent Directors		Against	For		ShrHoldr

We believe that implementation of this proposal incorporating the independence definition proposed above, which is stricter than some measures, will help ensure that the directors serving on the risk committee will be free from potential conflicts in order to most effectively represent the interests of the shareholders. We support this proposal.

	7	Submit Shareholder Rights Plan (Poison Pill) to Shareholder Vote		Against	For		ShrHoldr
Because poison pills greatly alter the balance of power between shareholders and management, shareholders should be allowed to make their own evaluation of such plans.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/27/04 - A	The Black & Decker Corp. *BDK*		091797100			02/17/04		5,600
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Nolan D. Archibald		Withhold

The composition of the board does not meet our standard for board and committee independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR the director nominees with the exception of insider Nolan D. Archibald, and affiliated outsiders Anthony Luiso and Barbara L. Bowles, from whom we will WITHHOLD votes for lack of a two-thirds majority independent board. We will also WITHHOLD votes from Ms. Bowles for serving as an affiliated outsider on the Audit and Nominating committees, and from Mr. Luiso for serving as an affiliated outsider on the Compensation Committee. In addition, we will WITHHOLD votes from Mr. Archibald for serving as both chairman and CEO.

	1.2	Elect Director Norman R. Augustine		For
	1.3	Elect Director Barbara L. Bowles		Withhold
	1.4	Elect Director M. Anthony Burns		For
	1.5	Elect Director Kim B. Clark		For
	1.6	Elect Director Manuel A. Fernandez		For
	1.7	Elect Director Benjamin H. Griswold, IV		For
	1.8	Elect Director Anthony Luiso		Withhold
	2	Ratify Auditors		For	For		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.  We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	3	Approve Restricted Stock Plan		For	Against		Mgmt

We do not support this plan. The company’s potential Voting Power Dilution (VPD) for all incentive plans is 18.33%, which exceeds our guidelines. Proposals that add to a company’s VPD can potentially dilute the voting interests of common shareholders. In addition, the company does not fully expense its stock options. Given their current accounting treatment of not being charged as an expense against earnings, stock options have been the ultimate tax dodge for companies wishing to lavishly compensate employees. Misused stock options can give executives perverse incentives to inflate their company’s earnings or make irresponsibly optimistic forecasts in order to keep stock prices high and their paychecks gargantuan. Numerous companies have chosen to acknowledge the distortion to reported earnings caused by the non-expensing of options and have elected to expense options going forward. We believe The Black & Decker Corp. should follow suit, to better reflect the company’s true earnings and provide additional discipline against overuse.

	4	Limit Executive Compensation		Against	For		ShrHoldr
We support this item. We believe that these limitations are well within sound executive compensation limitations.

05/03/04 - A	The Boeing Co. *BA*		097023105			03/05/04		17,800
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director John H. Biggs		Withhold

We will vote FOR Linda Z. Cook but WITHHOLD votes from Rozanne L. Ridgway, John E. Bryson, and John H. Biggs for failure to implement the majority supported board declassification, poison pill, and removal of the supermajority vote provision shareholder proposals. In addition, we will WITHHOLD votes from Ms. Ridgway for standing as an affiliated outsider on the Compensation and Nominating Committees.

	1.2	Elect Director John E. Bryson		Withhold
	1.3	Elect Director Linda Z. Cook		For
	1.4	Elect Director Rozanne L. Ridgway		Withhold
	2	Reduce Supermajority Vote Requirement		For	For		Mgmt
We support any reduction of a company’s voting requirements, even if the change is simply a lower supermajority.
	3	Ratify Auditors		For	For		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely. We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	4	Develop Ethical Criteria for Military Contracts		Against	For		ShrHoldr

When considering requests for the evaluation and disclosure of corporate policies related to military contracts, PVS considers the format and intent of the proposal along with the nature of the company being targeted. In this case, the proposal requests that the company evaluate and amend (if necessary) its code of conduct, and review and report on the criteria used by the company in securing military contracts. Generally, PVS supports proposals that seek greater disclosure of matters of importance to shareholders. It is our view that shareholder concern regarding the company’s international operations is merited based on the lack of detailed disclosure provided by the company and the risks associated with certain markets where the company operates. We understand that the sale of military equipment to foreign governments could significantly impact future shareholder value, and thus a strong argument can be made that shareholders are entitled to a more detailed explanation of the company’s activities. Although the complexities and realities of international military trade agreements could make this request difficult to carry out, we believe Boeing should evaluate and take steps to address concerns associated with the company’s international operations and disclose the information gained from this exercise in the requested report. In terms of amending the company’s Code of Conduct and policies regarding the bidding process, the proponent asks for the company to set clear and concise guidelines that will evaluate both the moral and financial considerations of a potential bid. PVS believes this practice is in the best interest of the company and its shareholders given the increased scrutiny that the military weapons industry has fallen under. Proper preemptive policies and improved disclosure pertaining to possibly sensitive business operations can help the company prevent future public relations and diplomatic problems in the future. Counter to management claims, we do not believe such a report would force the company to disclose sensitive information. Considering the possible legal and PR fallout in relation to military sales to foreign governments, we believe this action will improve the company’s ability to insulate itself from questionable business partnerships that could negatively impact the company’s reputation in the future. In view of the scope and complexity of the long-term implications of involvement in various weapons programs and the fact that the report, prepared at reasonable cost while also omitting any proprietary information, would not expose the company to significant competitive or financial risks, we feel this proposal is in the best economic interests of shareholders and will support this request in light of the substantial upside to shareholder knowledge which could be gained by producing a report of this kind.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	5	Adopt Amended Workplace Code of Conduct		Against	For		ShrHoldr

Our guidelines fully endorse the ILO’s five core conventions. PVS recognizes the value of labor standards and formal company policies on human rights practices, particularly for companies that have operations in countries where there are fewer protections for workers. Association with labor controversies in these regions could damage the company’s reputation and lead to consumer backlash, protests, and boycotts. In our view, shareholders should consider voting in support of proposals that either ask a company to adopt clear human rights policy or report back on its policies concerning its international operations. This action, we feel, provides sufficient disclosure for shareholders to make informed decisions pertaining to the financial health of their company in the long-term. The establishment of a reporting or monitoring mechanism on the company’s current operating standards and business practices, as requested in this particular proposal, is fair and reasonable. Such action makes good business sense as it improves both employee morale as well as enhances the company’s image with the public. Moreover, the type of report called for by the proponents of this shareholder proposal allows the company to shield itself from potentially costly litigation brought about by any human rights violations in the workplace. We believe that it is in the interest of both the company and its shareholders to formally adopt a corporate code of conduct based on the ILO human rights

Mtg Date/Type	Company/ Ballot Issues	Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

standards and to make such information available to shareholders on the company’s website or in reports to shareholders. The adoption of an ILO based code of conduct will ensure that the company addresses these issues through comprehensive and internationally accepted standards. This proactive approach may minimize exposure to controversies that could lead to financial liability while strengthening the company’s public commitment to uphold the highest labor standards for its global operations. In the case of Boeing, the company has not established a code of conduct addressing conventions as those outlined by the ILO related to the right to organize and join unions or bargain collectively, and the prohibitions of child, forced, or compulsory labor. Likewise, other publications provided by the company on international human rights do not comprehensively address all of the concerns referenced in the proposal. Also, the company does have operations or business dealings with countries that are known for systemic human rights violations, such as Burma, China, Indonesia, the Philippines, Thailand, and Vietnam. Given the nature of Boeing’s current international operations, we believe that there are very real concerns about risks to the company’s reputation as well as potential liabilities that could arise. While we generally do not support an outright withdrawal from countries where there are human rights concerns, we do expect companies operating there to take additional steps to ensure that their facilities are carefully managed so as to protect the human and labor rights of workers at company, vendor, and supplier facilities. To this end, we believe that the adoption of a code based on the ILO standards would affirm the company’s commitment to maintain the highest human rights standards in its overseas. In light of the serious human rights concerns in a number of the countries where the company operates including Burma and China and the fact that the company does not currently have a publicly-available code of conduct that references international labor standards, we believe that this step of publicly endorsing these international labor standards will benefit the company and its shareholders. Given the controversies surrounding labor and human rights violations in the workplace and their negative effect upon a company’s corporate image, we believe that this proposal is timely and in the best interests of Boeing and its shareholders.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	6	Declassify the Board of Directors		Against	For		ShrHoldr

PVS supports shareholder proposals calling for the repeal of a company’s classified board structure and for the annual election of all directors under a single slate. A classified board can entrench management and effectively preclude most takeover bids or proxy contests. Board classification forces dissidents and would-be acquirers to negotiate with the incumbent board, which has the authority to decide on offers without a shareholder vote. The ability to elect directors is the single most important use of the shareholder franchise, and we firmly believe all directors should be accountable on an annual basis. As such we will support the declassification of the company’s board.

	7	Amend Vote Requirements to Amend Articles/Bylaws/Charter		Against	For		ShrHoldr

Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. Requiring more than this may permit management to entrench themselves by blocking amendments that are in the best interests of shareholders. As a matter of policy, we support proposals that eliminate supermajority vote requirements.

	8	Submit Severance Agreement (Change-in-Control) to Shareholder Vote		Against	For		ShrHoldr

As a matter of PVS policy and sound corporate governance, we generally support the submission for shareholder ratification of golden parachutes and other severance provisions with senior level executives. In this case, we believe that the ceiling set by the proponent of 200 percent the sum of an executive’s base salary and bonus is a reasonable threshold level of severance remuneration for corporate executives that should be subject to a shareholder vote. Additionally, since this proposal requests for shareholder approval of severance agreements after the material terms of the employment contract have been agreed upon, we do not believe that adoption of this proposal would unduly hinder management’s ability to negotiate such agreements with potential executives or place the company at a competitive disadvantage. Seeking shareholder approval after the material terms of the contract are agreed upon would give the board a framework to work within and prevent the excessive “pay for failure” packages that have been witnessed at other companies. Given the widespread nature of excessive executive severance plans, we find this proposal reasonable and timely, and one that warrants shareholder support.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	9	Adopt a Policy that will Commit Executive & Directors to Hold at least 75% of their Shares		Against	For		ShrHoldr

PVS believes senior level executives should be required to hold a substantial portion of their equity compensation awards, including shares received from option exercises while they are employed at a company. Equity compensation awards are intended to align management interests with those of shareholders, and allowing executives to sell these shares while they are employees of the company undermines this purpose. In this case, the company has stock ownership guidelines that range from one to six times base salary (four to six times base salary for named executive officers). In the absence of any long-term ownership requirement or meaningful retention ratio policy, we support this proposal.

	10	Provide Employees Choice of Pension Plans at Retirement or Termination		Against	For		ShrHoldr

A major problem with converting employees from a defined benefit pension plan to a cash balance plan is that some older employees must now work extra years to reach the same pension previously promised under the former plans. To change the goal-posts for employees nearing retirement by using methods of questionable legality which have been the subject of government investigations is inappropriate for a company that wants to keep its best employees. Cash-balance plans have incited huge protest meetings, union organizing, adverse media coverage, and Senate hearings. For example, an IBM shareholder proposal making a similar request in 2000 got a shareholder vote of 28.4%, and support from organizations like CALPERS. Among other companies that have given pension plan choices to employees are Kodak, Motorola, and AT&T. We agree with the proponents that employees present at the time of the plan conversion should have a choice of the old or the new pension plans.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/17/04 - A	The Charles Schwab Corp. *SCH*		808513105			03/18/04		23,200
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Donald G. Fisher		Withhold

The composition of the board does not meet our standard for board and committee independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR director nominee Paula A. Sneed, but WITHHOLD votes from David B. Yoffie and Donald G. Fisher for lack of a two-thirds majority independent board. We will also WITHHOLD votes from Audit Committee members David B. Yoffie and Donald G. Fisher for neglecting to include auditor ratification on the ballot, and for serving as affiliated outsiders on key board committees.

	1.2	Elect Director Paula A. Sneed		For
	1.3	Elect Director David B. Yoffie		Withhold
	2	Approve Omnibus Stock Plan		For	Against		Mgmt

We do not support this plan. The company’s potential Voting Power Dilution (VPD) for all incentive plans is 12.45% which exceeds our guidelines. Proposals that add to a company’s VPD can potentially dilute the voting interests of common shareholders. In addition, the company does not fully expense its stock options. Given their current accounting treatment of not being charged as an expense against earnings, stock options have been the ultimate tax dodge for companies wishing to lavishly compensate employees. Misused stock options can give executives an incentive to inflate their company’s earnings or make irresponsibly optimistic forecasts in order to keep stock prices high and their paychecks gargantuan. Numerous companies have chosen to acknowledge the distortion to reported earnings caused by the non-expensing of options and have elected to expense options going forward. We believe The Charles Schwab Corp. should follow suit, to better reflect the company’s true earnings and provide additional discipline against overuse.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/21/04 - A	The Coca-Cola Company *KO*		191216100			02/23/04		59,500
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Herbert A. Allen		Withhold

The composition of the board does not meet our standard for board and committee independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR the director nominees with the exception of insider Douglas N. Daft, and affiliated outsiders James B. Williams, Peter V. Ueberroth, James D. Robinson III, Donald F. McHenry, Susan Bennett King, Donald R. Keough, Warren E. Buffett, Cathleen P. Black, Ronald W. Allen and Herbert A. Allen, from whom we will WITHHOLD votes for lack of a two-thirds majority independent board. We will also WITHHOLD votes from Ms. Black and Mr. Ueberroth for serving as affiliated outsiders on the Audit and Compensation committees, from Messrs. Allen and Buffett for serving as affiliated outsiders on the Audit Committee, from Ms. King for serving as an affiliated outsider on the Compensation and Nominating committees, and from Mr. Robinson for serving as an affiliated outsider on the Nominating Committee. In addition, we will WITHHOLD votes from Mr. Daft for serving as both Chairman and CEO.

	1.2	Elect Director Ronald W. Allen		Withhold
	1.3	Elect Director Cathleen P. Black		Withhold
	1.4	Elect Director Warren E. Buffett		Withhold
	1.5	Elect Director Douglas N. Daft		Withhold
	1.6	Elect Director Barry Diller		For
	1.7	Elect Director Donald R. Keough		Withhold
	1.8	Elect Director Susan Bennett King		Withhold
	1.9	Elect Director Maria Elena Lagomasino		For
	1.10	Elect Director Donald F. Mchenry		Withhold
	1.11	Elect Director Robert L. Nardelli		For
	1.12	Elect Director Sam Nunn		For
	1.13	Elect Director J. Pedro Reinhard		For
	1.14	Elect Director James D. Robinson III		Withhold
	1.15	Elect Director Peter V. Ueberroth		Withhold
	1.16	Elect Director James B. Williams		Withhold

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	2	Ratify Auditors		For	Against		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely. We do not support this item. In this instance, the non-auditing consulting fees are more than 25 percent of total fees paid. As such, we will vote against the company’s auditor. We believe the integrity of the auditor’s relationship with the company is compromised when a firm is paid excessive consulting fees on top of those paid for auditing services. This arrangement has the potential to open the auditor process to a wide range of conflicts of interest.

	3	Report on Operational Impact of HIV/AIDS Pandemic		For	For		ShrHoldr

In this case, we note that Coca Cola acknowledges the seriousness of the health crisis by working to create initiatives that actively address these concerns and increasing disclosure on its programs. Moreover, management’s support for this proposal is indicative of successful shareholder dialog resulting in a preemptive approach to issues that may impact the long-term value of the company’s stock. Therefore, considering the format of the proposal, the enthusiastic support from management, and the potential benefits that can be derived from taking a proactive stance on this issue, PVS will support this proposal.

	4	Report on Stock Option Distribution by Race and Gender		Against	For		ShrHoldr

We believe shareholders should be wary of the high costs of violating federal laws that prohibit discrimination by corporations, which can affect corporate earnings and erode shareholder value. In the case of Coca Cola, we acknowledge the significance of the settlement for the racial discrimination suit filed at the company in 2000, and recognize that the company has made substantial efforts to address the issue of workplace diversity across the company. However, considering Coca-Cola’s commitment to racial and gender diversity and that the company already discloses much of the information requested by the proponent, we do not believe availing the requested report to shareholders will be prohibitively expensive or overly burdensome to the Company. We will support this proposal to increase disclosure and transparency at Coca-Cola.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	5	Prohibit Awards to Executives		Against	Against		ShrHoldr

Even though we support the general spirit in which this resolution was drafted, we cannot support this request in its current form. We believe this particular request could prove too restrictive for the board in determining future remuneration policies.

	6	Submit Executive Compensation to Vote		Against	For		ShrHoldr

Based on the above analysis, PVS is concerned with the disparate treatment afforded to senior executives, particularly in regards to compensation. Given the company’s continued disconnect between pay for performance, we believe this shareholder proposal merits our support. We believe the adoption of this proposal will help ensure the company’s compliance in establishing sound pay for performance metrics in the future.

	7	Submit Executive Compensation to Vote		Against	For		ShrHoldr

Coca-Cola’s policy of lucratively rewarding senior executives through a generous compensation policy while the company’s annualized shareholder returns have been slipping sends a concerning message to shareholders. Therefore, PVS believes that the rate of return on all executives’ deferred compensation should be reasonable and should be directly tied to performance. We believe shareholders should have the opportunity to review and make their own evaluation of executive deferred compensation packages. Therefore we will support this item.

	8	Implement China Principles		Against	For		ShrHoldr

Coca Cola states that it is committed to the promotion and maintenance of human rights policies and standards in its global operations. We see no harm from adopting this proposal since Coca Cola’s current policies and program cover some of the objectives set out in the China Principles. The company already agrees with the spirit of this proposal. Therefore, approval of this proposal will further demonstrate the company’s commitment to international labor practices. Furthermore, approval of this request shows the company’s commitment to addressing responsible labor practice in specific regions (China in this case) instead of applying the same code to all markets.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	9	Separate Chairman and CEO Positions		Against	For		ShrHoldr

Two major components at the top of every public company are the running of the board and the executive responsibility for the running of the company’s business. Without doubt, there should be a clear division of responsibilities at the head of the company that will ensure a balance of power and authority, such that no one individual has unfettered powers of decision. When there is no clear division between the executive and board branches of a company, poor executive and/or board actions often go unchecked to the ultimate detriment of shareholders. We support this proposal to separate the chairman and CEO, and require that the future chairman is elected from among the outside, independent directors.

03/24/04 - S	The Dial Corporation		25247D101			02/17/04		14,000
	1	Approve Merger Agreement		For	For		Mgmt
Conclusion: Based on the market premium, the board’s process over the course of three years to identify a strategic partner, and the fairness opinion, we will support the merger agreement.
	2	Other Business		For	Against		Mgmt
As we cannot know the content of these issues, we do not support this request.

06/02/04 - A	The DirecTV Group, Inc *DTV*		25459L106			04/14/04		19,411
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director K. Rupert Murdoch		Withhold

The composition of the board does not meet our standard for board and committee independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR the director nominees with the exception of insider K. Rupert Murdoch, from whom we will WITHHOLD votes for lack of a two-thirds majority independent board, and for serving as a non-independent chairman.

	1.2	Elect Director Neil R. Austrian		For
	1.3	Elect Director Charles R. Lee		For

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	2	Approve Omnibus Stock Plan		For	For		Mgmt
We support this plan. The company’s potential Voting Power Dilution (VPD) for all incentive plans is 8.10%, which falls within our guidelines.
	3	Approve Executive Incentive Bonus Plan		For	Against		Mgmt

Though we commend the company on its effort to link cash bonuses and stock grants with clearly defined performance criteria, the plan’s annual individual award limit of $5 million exceeds our guidelines for executive incentive programs. As such, this plan has the potential to negatively impact shareholder value beyond a reasonable level. Therefore, we do not support this item.

	4	Ratify Auditors		For	Against		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely. We do not support this item. In this instance, the non-auditing consulting fees are more than 25 percent of total fees paid. As such, we will vote against the company’s auditor. We believe the integrity of the auditor’s relationship with the company is compromised when a firm is paid excessive consulting fees on top of those paid for auditing services. This arrangement has the potential to open the auditor process to a wide range of conflicts of interest.

05/13/04 - A	The Dow Chemical Company *DOW*		260543103			03/15/04		25,488
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Arnold A. Allemang		Withhold

The composition of the board does not meet our standard for board and committee independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR the director nominees with the exception of insiders William S. Stavropoulos, Andrew N. Liveris and Arnold A. Allemang, from whom we will WITHHOLD votes for lack of a two-thirds majority independent board. We will also WITHHOLD votes from William S. Stavropoulos for serving as both chairman and CEO.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.2	Elect Director John C. Danforth		For
	1.3	Elect Director Jeff M. Fettig		For
	1.4	Elect Director Andrew N. Liveris		Withhold
	1.5	Elect Director James M. Ringler		For
	1.6	Elect Director William S. Stavropoulos		Withhold
	2	Ratify Auditors		For	For		Mgmt
We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.
	3	Declassify the Board of Directors		For	For		Mgmt

PVS supports this proposal calling for the repeal of the company’s classified board structure and for the annual election of all directors under a single slate. The ability to elect directors is the single most important use of the shareholder franchise, and we firmly believe all directors should be accountable on an annual basis. A classified board can entrench management and effectively preclude most takeover bids or proxy contests. Board classification forces dissidents and would-be acquirers to negotiate with the incumbent board, which has the authority to decide on offers without a shareholder vote.

	4	Report on Social Initiatives in Bhopal		Against	For		ShrHoldr

The company has disclosed certain information on Bhopal both on the Dow Chemicals website and on www.bhopal.com, a website sponsored by Union Carbide specifically discussing information on the tragedy. PVS, however, does feel that increased disclosure on the company’s current initiatives to deal with concerns related to the tragedy could potentially impact shareholder value in the long run. Such information can assist shareholders in identifying the environmental and social risks of their investment. PVS considers access to such information to be an inherant right of shareholders, and therefore, we will support this request.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/12/04 - A	The Gap, Inc. *GPS*		364760108			03/15/04		8,500
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Howard Behar		For
We will vote FOR the director nominees with the exception of insider Donald G. Fisher, from whom we will WITHHOLD votes for serving as a non-independent board chairman.
	1.2	Elect Director Adrian D.P. Bellamy		For
	1.3	Elect Director Donald G. Fisher		Withhold
	1.4	Elect Director Doris F. Fisher		For
	1.5	Elect Director Robert J. Fisher		For
	1.6	Elect Director Glenda A. Hatchett		For
	1.7	Elect Director Penelope L. Hughes		For
	1.8	Elect Director Bob L. Martin		For
	1.9	Elect Director Jorge P. Montoya		For
	1.10	Elect Director Paul S. Pressler		For
	1.11	Elect Director James M. Schneider		For
	1.12	Elect Director Mayo A. Shattuck III		For
	1.13	Elect Director Margaret C. Whitman		For
	2	Ratify Auditors		For	For		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.  We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.

	3	Approve Executive Incentive Bonus Plan		For	Against		Mgmt

Though we commend the company on its effort to link cash bonuses and stock grants with clearly defined performance criteria, the plan’s annual individual award limit of $7.5 million exceeds our guidelines for executive incentive programs. As such, this plan has the potential to negatively impact shareholder value beyond a reasonable level. Therefore, we do not support this item.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	4	Limit Executive Compensation		Against	For		ShrHoldr

Given the exponential rise of executive salaries over the past decade and excessive dilution levels, we support shareholder proposals calling for substantial reform in this area, particularly with regard to overly excessive executive pay. We believe this proposal is worthwhile and sends a clear message on the importance of fair pay clearly linked to performance.

05/20/04 - A	The Gillette Co. *G*		375766102			03/22/04		20,000
	1	Elect Directors		For	Withhold		Mgmt
	1.1	Elect Director Edward F. DeGraan		Withhold

We do not support the director nominees. We will WITHHOLD votes from Jorge Paulo, Wilbur H. Gantz, and insiders James M. Kilts and Edward F. DeGraan for failure to implement the proposal to declassify the board. We will also WITHHOLD votes from James M. Kilts, Wilbur H. Gantz and Edward F. DeGraan for lack of a two-thirds majority board. In addition, we will WITHHOLD votes from James M. Kilts for serving as both chairman and CEO, and from Wilbur H. Gantz for serving as an affiliated outsider on a key board committee.

	1.2	Elect Director Wilbur H. Gantz		Withhold
	1.3	Elect Director James M. Kilts		Withhold
	1.4	Elect Director Jorge Paulo Lemann		Withhold
	2	Ratify Auditors		For	Against		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely. We do not support this item. In this instance, the non-auditing consulting fees are more than 25 percent of total fees paid. As such, we will vote against the company’s auditor. We believe the integrity of the auditor’s relationship with the company is compromised when a firm is paid excessive consulting fees on top of those paid for auditing services. This arrangement has the potential to open the auditor process to a wide range of conflicts of interest.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	3	Approve Omnibus Stock Plan		For	Against		Mgmt

We do not support this plan. The company’s potential Voting Power Dilution (VPD) for all incentive plans is 10.87% which exceeds our guidelines. Proposals that add to a company’s VPD can potentially dilute the voting interests of common shareholders. In addition, the company does not fully expense its stock options. Given their current accounting treatment of not being charged as an expense against earnings, stock options have been the ultimate tax dodge for companies wishing to lavishly compensate employees. Misused stock options can give executives an incentive to inflate their company’s earnings or make irresponsibly optimistic forecasts in order to keep stock prices high and their paychecks gargantuan. Numerous companies have chosen to acknowledge the distortion to reported earnings caused by the non-expensing of options and have elected to expense options going forward. We believe The Gillette Co. should follow suit, to better reflect the company’s true earnings and provide additional discipline against overuse.

	4	Declassify the Board of Directors		Against	For		ShrHoldr

The ability to elect directors is the single most important use of the shareholder franchise, and all directors should be accountable on an annual basis. A classified board can entrench management and effectively preclude most takeover bids or proxy contests. Board classification forces dissidents and would-be acquirers to negotiate with the incumbent board, which has the authority to decide on offers without a shareholder vote. Therefore we strongly support this proposal, especially in view of the majority shareholder support received at the company’s previous two annual meetings.

	5	Prohibit Auditor from Providing Non-Audit Services		Against	For		ShrHoldr

We believe that companies should adopt a formal, written policy on auditor independence. The value of a written policy is twofold: first, it allows shareholders to scrutinize and evaluate the particulars of the policy, and second, it ensures that the policy survives beyond the tenure of a particular management team or CEO. Therefore, we will support this proposal as it sends a strong message to management to facilitate action to promote future auditor independence.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	6	Expense Stock Options		Against	For		ShrHoldr

In the absence of an accepted methodology with which to value the contingent cost of stock options, companies that have voluntarily expensed stock options (some 350) have had flexibility in their selection of a specific valuation methodology. Opponents of option expensing argue that options are difficult to value and expensing options could add complexity and decrease transparency in financial reporting. However, given the fact that stock options have become an integral component of compensation, their value cannot be ignored and treated as “no-cost” compensation. Given that (1) many companies use stock options as a significant component of overall compensation, (2) the exercise of options result in a transfer of shareholder value, and (3) the contingent cost of options reduces earnings, we believe that options should be expensed along with all other forms of compensation to better reflect the company’s true earnings and provide additional discipline against overuse.

03/31/04 - A	The Goldman Sachs Group, Inc. *GS*		38141G104			02/02/04		6,400
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Lloyd C. Blankfein		For
The director nominees meet our guidelines.
	1.2	Elect Director Lord Browne Of Madingley		For
	1.3	Elect Director Claes Dahlback		For
	1.4	Elect Director James A. Johnson		For
	1.5	Elect Director Lois D. Juliber		For
	2	Ratify Auditors		For	For		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.  We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	3	Declassify the Board of Directors		Against	For		ShrHoldr

The ability to elect directors is the single most important use of the shareholder franchise, and all directors should be accountable on an annual basis. A classified board can entrench management and effectively preclude most takeover bids or proxy contests. Board classification forces dissidents and would-be acquirers to negotiate with the incumbent board, which has the authority to decide on offers without a shareholder vote. Therefore, we support this proposal.

05/20/04 - A	The Hartford Financial Services Group, Inc. *HIG*		416515104			03/22/04		1,200
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Ramani Ayer		Withhold
We will vote FOR the director nominees with the exception of Ramani Ayer, from whom we will WITHHOLD votes for serving as both chairman and CEO.
	1.2	Elect Director Ronald E. Ferguson		For
	1.3	Elect Director Edward J. Kelly, III		For
	1.4	Elect Director Paul G. Kirk, Jr.		For
	1.5	Elect Director Thomas M. Marra		For
	1.6	Elect Director Gail J. McGovern		For
	1.7	Elect Director Robert W. Selander		For
	1.8	Elect Director Charles B. Strauss		For
	1.9	Elect Director H. Patrick Swygert		For
	1.10	Elect Director Gordon I. Ulmer		For
	1.11	Elect Director David K. Zwiener		For
	2	Ratify Auditors		For	For		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.  We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.

	3	Limit Executive Compensation		Against	For		ShrHoldr

Given the exponential rise of executive salaries over the past decade and excessive dilution levels, we support shareholder proposals calling for substantial reform in this area, particularly with regard to overly excessive executive pay. We believe this proposal is worthwhile and sends a clear message on the importance of fair pay clearly linked to performance.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/24/04 - A	The Kroger Co. *KR*		501044101			04/26/04		36,600
	1	Elect Directors		For	Withhold		Mgmt
	1.1	Elect Director John L. Clendenin		Withhold

The composition of the board does not meet our standard for board and committee independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from Susan M. Phillips, David B. Lewis, David B. Dillon and John L. Clendenin for failure to implement the declassification of the board proposal. We will also WITHHOLD votes from W. Rodney McMullen, Don W. McGeorge, David B. Dillon and John L. Clendenin for lack of a two-thirds majority independent board. In addition, we will WITHHOLD votes from John L. Clendenin for serving as an affiliated outsider on the Compensation and Nominating committees, and from David B. Dillon for assuming the role of board chairman in addition to being CEO.

	1.2	Elect Director David B. Dillon		Withhold
	1.3	Elect Director David B. Lewis		Withhold
	1.4	Elect Director Don W. McGeorge		Withhold
	1.5	Elect Director W. Rodney McMullen		Withhold
	1.6	Elect Director Susan M. Phillips		Withhold
	2	Ratify Auditors		For	For		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.  We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	3	Declassify the Board of Directors		Against	For		ShrHoldr

PVS supports shareholder proposals calling for the repeal of a company’s classified board structure and for the annual election of all directors under a single slate. A classified board can entrench management and effectively preclude most takeover bids or proxy contests. Board classification forces dissidents and would-be acquirers to negotiate with the incumbent board, which has the authority to decide on offers without a shareholder vote. Managers generally believe that staggered boards provide continuity, but empirical evidence has suggested that such a structure is not in shareholders’ best interests from a financial perspective. The ability to elect directors is the single most important use of the shareholder franchise, and we firmly believe all directors should be accountable on an annual basis. We, therefore, support the declassification of a company’s board.

	4	Separate Chairman and CEO Positions		Against	For		ShrHoldr

Two major components at the top of every public company are the running of the board and the executive responsibility for the running of the company’s business. Without doubt, there should be a clear division of responsibilities at the head of the company that will ensure a balance of power and authority, such that no one individual has unfettered powers of decision. When there is no clear division between the executive and board branches of a company, poor executive and/or board actions often go unchecked to the ultimate detriment of shareholders. We support this proposal to separate the chairman and CEO, and to provide that only independent directors may become chairman.

	5	Submit Severance Agreement (Change-in-Control) to Shareholder Vote		Against	For		ShrHoldr

PVS generally supports the submission of parachute provisions for shareholder ratification as long as there is no requirement for prior shareholder approval which would limit a board’s negotiating flexibility. The shareholder proposal gives the company the option to seek shareholder approval after the material terms of any such employment agreement are finalized. Seeking shareholder approval after the material terms of the contract are agreed upon would give the board a framework within which to work and may prevent the excessive “pay for failure” packages that have been witnessed at other companies. In addition, the proposal would only apply to benefits exceeding two times the sum of the executive base salary and bonus. As such, PVS will support this proposal.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/13/04 - A	The New York Times Co. *NYT*		650111107			02/17/04		15,400
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Raul E. Cesan		For

The director nominees do not meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. For the holders of Class A common stock, we will vote FOR the director nominees with the exception of affiliated outsider Donald M. Stewart, from whom we will WITHHOLD votes for serving as an affiliated outsider on the Compensation and Nominating committees.

	1.2	Elect Director William E. Kennard		For
	1.3	Elect Director Thomas Middelhoff		For
	1.4	Elect Director Henry B. Schacht		For
	1.5	Elect Director Donald M. Stewart		Withhold
	2	Approve A Non-Employee Director Stock Incentive Plan		For	Against		Mgmt

We do not support this plan. The company’s potential Voting Power Dilution (VPD) for all incentive plans is 21.59%, which exceeds our guidelines. Proposals that add to a company’s VPD can potentially dilute the voting interests of common shareholders. In addition, the company does not fully expense its stock options. Given their current accounting treatment of not being charged as an expense against earnings, stock options have been the ultimate tax dodge for companies wishing to lavishly compensate employees. Misused stock options can give executives an incentive to inflate their company’s earnings or make irresponsibly optimistic forecasts in order to keep stock prices high and their paychecks gargantuan. Numerous companies have chosen to acknowledge the distortion to reported earnings caused by the non-expensing of options and have elected to expense options going forward. We believeThe New York Times Co. should follow suit, in accordance with our guidelines.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	3	Ratify Auditors		For	For		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.  We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.

10/14/03 - A	* The Procter & Gamble Company *PG*		742718109			08/01/03		34,400
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Norman R. Augustine		For
We will vote FOR the directors with the exception of A.G.Lafley, from whom we will WITHHOLD votes for serving as chairman and CEO.
	1.2	Elect Director A.G. Lafley		Withhold

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	1.3	Elect Director Johnathan A. Rodgers		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	1.4	Elect Director John F. Smith, Jr.		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.5	Elect Director Margaret C. Whitman		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	2	Ratify Auditors		For	Against		Mgmt

We do not support this item. In this instance, the non-auditing consulting fees are more than 25 percent of total fees paid. As such, we will vote against the company’s auditor. We believe the integrity of the auditor’s relationship with the company is compromised when a firm is paid excessive consulting fees on top of those paid for auditing services. This arrangement has the potential to open the auditor process to a wide range of conflicts of interest.

	3	Approve Non-Employee Director Omnibus Stock Plan		For	Against		Mgmt

We do not support this plan. The company’s potential Voting Power Dilution (VPD) for all incentive plans is 14.39%, which exceeds our guidelines. Proposals that add to a company’s VPD can potentially dilute the voting interests of common shareholders.

Shareholder Proposals
	4	Declassify the Board of Directors		Against	For		ShrHoldr

We support shareholder proposals calling for the repeal of the company’s classified board structure and for the annual election of all directors under a single slate. The ability to elect directors is the single most important use of the shareholder franchise, and we firmly believe all directors should be accountable on an annual basis.

	5	Label Genetically Engineered Foods		Against	For		ShrHoldr

We are sympathetic with the proponent’s concerns regarding the unforeseen health impact, and we support reporting on the effects and labeling of all GMO-based products. We feel that support for this labeling request goes hand-in-hand with management’s stated commitment to consumer safety and safe products. Based on the potential benefits of a proactive labeling policy and decreased exposure to protest, litigation, and recalls, we feel that it is in the best interests of shareholders to address consumer concerns about possible dangers associated with GE products. As labeling is one aspect of this process, we support this proposal.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/16/04 - A	The Progressive Corp. *PGR*		743315103			02/18/04		3,500
	1	Elect Directors		For	Withhold		Mgmt
	1.1	Elect Director Peter B. Lewis		Withhold

The composition of the board does not meet our standard for board and committee independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from insider Glenn M. Renwick, and affiliated outsiders Donald B. Shackelford and Peter B. Lewis for lack of a two-thirds majority independent board.

	1.2	Elect Director Glenn M. Renwick		Withhold
	1.3	Elect Director Donald B. Shackelford		Withhold
	2	Amend Articles to Issue Shares without Issuing Physical Certificates		For	For		Mgmt

Given the cost savings the company may realize by issuing shares in uncertificated form, the fact that the Ohio law permits such issuance, and the lack of impact on shareholder rights, we will vote in favor of the amendment.

	3	Approve Executive Incentive Bonus Plan		For	Against		Mgmt

Though we commend the company on its effort to link cash bonuses and stock grants with clearly defined performance criteria, the plan’s annual individual award limit exceeds our guidelines for executive incentive programs. As such, this plan has the potential to negatively impact shareholder value beyond a reasonable level. Therefore, we do not support this item.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	4	Ratify Auditors		For	Against		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely. We do not support this item. In this instance, the non-auditing consulting fees are more than 25 percent of total fees paid. As such, we will vote against the company’s auditor. We believe the integrity of the auditor’s relationship with the company is compromised when a firm is paid excessive consulting fees on top of those paid for auditing services. This arrangement has the potential to open the auditor process to a wide range of conflicts of interest.

04/28/04 - A	The Sherwin-Williams Co. *SHW*		824348106			02/23/04		5,700
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director James C. Boland		For

The composition of the board does not meet our standard for board and committee independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR the director nominees with the exception of insiders Joseph M. Scaminace and Christopher M. Connor, and affiliated outsiders Richard K. Smucker, A. Malachi Mixon, III, Daniel E. Evans and John G. Breen, from whom we will WITHHOLD votes for lack of a two-thirds majority independent board. We will also WITHHOLD votes from Mr. Smucker for serving as an affiliated outsider on the Audit and Nominating committees, from Mr. Evans for serving as an affiliated outsider on the Compensation Committee, from Mr. Connor for serving as both Chairman and CEO, and from Curtis E. Moll and Susan J. Kropf for poor attendance.

	1.2	Elect Director John G. Breen		Withhold
	1.3	Elect Director Duane E. Collins		For
	1.4	Elect Director Christopher M. Connor		Withhold
	1.5	Elect Director Daniel E. Evans		Withhold
	1.6	Elect Director Susan J. Kropf		Withhold
	1.7	Elect Director Robert W. Mahoney		For

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.8	Elect Director Gary E. McCullough		For
	1.9	Elect Director A. Malachi Mixon, III		Withhold
	1.10	Elect Director Curtis E. Moll		Withhold
	1.11	Elect Director Joseph M. Scaminace		Withhold
	1.12	Elect Director Richard K. Smucker		Withhold
	2	Amend Bylaws		For	Against		Mgmt

In this case, while the proposed amendment will not limit shareholders rights to conduct consent solicitations outside of the matters addressed in the regulations, it still reduces shareholders’ rights to amend regulations. Unanimous written consent is practically the same as not having the right to act by written consent. We oppose this amendment since it reduces shareholders’ rights.

	3	Amend Bylaws		For	For		Mgmt
While we would like to see longer submittal windows, we believe that the 60-day time for submittals is appropriate as it is within a reasonable time prior to meetings.
	4	Amend Nomination Procedures for the Board		For	For		Mgmt
While the submittal window of 30 days is somewhat short, we believe that the 60-day time for submittals is appropriate as it is within a reasonable time prior to meetings.
	5	Ratify Auditors		For	Against		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.  We do not support this item. In this instance, the non-auditing consulting fees are more than 25 percent of total fees paid. As such, we will vote against the company’s auditor. We believe the integrity of the auditor’s relationship with the company is compromised when a firm is paid excessive consulting fees on top of those paid for auditing services. This arrangement has the potential to open the auditor process to a wide range of conflicts of interest.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/23/04 - A	The Stanley Works *SWK*		854616109			02/27/04		2,300
	1	Elect Directors		For	Withhold		Mgmt
	1.1	Elect Director John G. Breen		Withhold
	1.2	Elect Director Virgis W. Colbert		Withhold
	1.3	Elect Director John F. Lundgren		Withhold
	2	Ratify Auditors		For	Against		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.  We do not support this item. In this instance, the non-auditing consulting fees are more than 25 percent of total fees paid. As such, we will vote against the company’s auditor. We believe the integrity of the auditor’s relationship with the company is compromised when a firm is paid excessive consulting fees on top of those paid for auditing services. This arrangement has the potential to open the auditor process to a wide range of conflicts of interest.

	3	Declassify the Board of Directors		Against	For		ShrHoldr

We support shareholder proposals calling for the repeal of the company’s classified board structure and for the annual election of all directors under a single slate. The ability to elect directors is the single most important use of the shareholder franchise, and we firmly believe all directors should be accountable on an annual basis.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/12/04 - S	The Titan Corp. *TTN*		888266103			02/09/04		17,700
	1	Approve Merger Agreement		For	For		Mgmt

Conclusion: Based on the offer price, the board’s negotiation process, and fairness opinion, we believe the merger agreement warrants shareholder support. PVS notes that shareholder rights are adversely impacted as Titan shareholders are now subject to Maryland statutes and Lockheed’s articles and bylaws. In addition, PVS would prefer to see a financial advisor which did not have affiliations as described in the Payment to Financial Advisor section above. Notwithstanding the adverse impact to shareholder rights and the affiliations with the financial advisor, PVS supports the transaction because the board process included attempts to solicit additional value from third parties, the terms were improved from $20 per share to $22 per share, and the premium to market prices is significant. We believe shareholders are receiving the highest available price. One caveat to the transaction is that the merger close runs the risk of delay or in the worst case Lockheed may abandon the merger based on the investigation into Titan’s foreign payments to consultants as described in the Additional Issues/Discussions section above. The outcome of this investigation is unclear at this date in time.

	2	Adjourn Meeting		For	Against		Mgmt
Once their votes have been cast, there is no justification for spending more money to continue pressing shareholders for more votes. We do not support this request.

03/03/04 - A	The Walt Disney Company *DIS*		254687106			01/16/04		63,700
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director John E. Bryson		Withhold
	1.2	Elect Director John S. Chen		For
	1.3	Elect Director Michael D. Eisner		Withhold
	1.4	Elect Director Judith L. Estrin		For
	1.5	Elect Director Robert A. Iger		Withhold
	1.6	Elect Director Aylwin B. Lewis		For
	1.7	Elect Director Monica C. Lozano		For
	1.8	Elect Director Robert W. Matschullat		For
	1.9	Elect Director George J. Mitchell		For
	1.10	Elect Director Leo J. O’Donovan, S.J.		For
	1.11	Elect Director Gary L. Wilson		Withhold
	2	Ratify Auditors		For	Against		Mgmt
	3	China Principles		Against	For		ShrHoldr
	4	Report on Supplier Labor Standards in China		Against	For		ShrHoldr
	5	Report on Amusement Park Safety		Against	For		ShrHoldr

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/13/04 - A	The Washington Post Co. *WPO*		939640108			03/15/04		521
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director John L. Dotson, Jr.		For

We will vote FOR the director nominees with the exception of Audit Committee member Alice M. Rivlin from whom we will WITHHOLD votes for neglecting to include auditor ratification on the proxy ballot, and from Ronald L. Olson for poor board and meeting attendance.

	1.2	Elect Director Ronald L. Olson		Withhold
	1.3	Elect Director Alice M. Rivlin		Withhold
	2	Other Business		For	Against		Mgmt
As we cannot know the content of these issues, we do not support this request.

05/05/04 - A	Thomas & Betts Corp. *TNB*		884315102			03/15/04		2,300
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director E.H. Drew		Withhold

The composition of the board does not meet our standard for board and committee independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR director nominee D.D. Stevens, but WITHHOLD votes from insiders D.J. Pileggi and T.K. Dunnigan, and affiliated outsiders W.H. Waltrip, J.K. Hauswald and E.H. Drew for lack of a two-thirds majority independent board. We will also WITHHOLD votes from W.H. Waltrip, J.K. Hauswald and E.H. Drew for serving as affiliated outsiders on key board committees. In addition, we will WITHHOLD votes from W.H. Waltrip, J.L. Stead, J.P. Richard, K.R. Masterson, R.A. Kenkel, R.B. Kalich Sr., D. Jernigan, J.K. Hauswald, T.K. Dunnigan and E.H. Drew for failure to submit the company poison pill to shareholder vote.

	1.2	Elect Director T.K. Dunnigan		Withhold
	1.3	Elect Director J.K. Hauswald		Withhold
	1.4	Elect Director D. Jernigan		Withhold

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.5	Elect Director R.B. Kalich Sr.		Withhold
	1.6	Elect Director R.A. Kenkel		Withhold
	1.7	Elect Director K.R. Masterson		Withhold
	1.8	Elect Director D.J. Pileggi		Withhold
	1.9	Elect Director J.P. Richard		Withhold
	1.10	Elect Director J.L. Stead		Withhold
	1.11	Elect Director D.D. Stevens		For
	1.12	Elect Director W.H. Waltrip		Withhold
	2	Ratify Auditors		For	Against		Mgmt

We do not support this item. In this instance, the non-auditing consulting fees are more than 25 percent of total fees paid. As such, we will vote against the company’s auditor. We believe the integrity of the auditor’s relationship with the company is compromised when a firm is paid excessive consulting fees on top of those paid for auditing services. This arrangement has the potential to open the auditor process to a wide range of conflicts of interest.

	3	Approve Executive Incentive Bonus Plan		For	For		Mgmt
This plan falls within our guidelines. We will support this item.
	4	Approve Omnibus Stock Plan		For	Against		Mgmt

We do not support this plan. The company’s potential Voting Power Dilution (VPD) for this incentive plan is 13.46%, which exceeds our guidelines. Proposals that add to a company’s VPD can potentially dilute the voting interests of common shareholders. In addition, the company does not fully expense its stock options. Given their current accounting treatment of not being charged as an expense against earnings, stock options have been the ultimate tax dodge for companies wishing to lavishly compensate employees. Misused stock options can give executives perverse incentives to inflate their company’s earnings or make irresponsibly optimistic forecasts in order to keep stock prices high and their paychecks gargantuan. Numerous companies have chosen to acknowledge the distortion to reported earnings caused by the non-expensing of options and have elected to expense options going forward. We believe Thomas & Betts Corp. should follow suit, to better reflect the company’s true earnings and provide additional discipline against overuse.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	5	Approve Non-Employee Director Omnibus Stock Plan		For	Against		Mgmt

We do not support this plan. The company’s potential Voting Power Dilution (VPD) for this incentive plan is 11.09%, which exceeds our guidelines. Proposals that add to a company’s VPD can potentially dilute the voting interests of common shareholders. In addition, the company does not fully expense its stock options. Given their current accounting treatment of not being charged as an expense against earnings, stock options have been the ultimate tax dodge for companies wishing to lavishly compensate employees. Misused stock options can give executives perverse incentives to inflate their company’s earnings or make irresponsibly optimistic forecasts in order to keep stock prices high and their paychecks gargantuan. Numerous companies have chosen to acknowledge the distortion to reported earnings caused by the non-expensing of options and have elected to expense options going forward. We believe Thomas & Betts Corp. should follow suit, to better reflect the company’s true earnings and provide additional discipline against overuse.

05/20/04 - A	Tiffany & Co. *TIF*		886547108			03/25/04		22,400
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Michael J. Kowalski		Withhold

The composition of the board does not meet our standard for board and committee independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR the director nominees with the exception of William A. Shutzer, James E. Quinn, Charles K. Marquis, Samuel L. Hayes III, William R. Chaney and Michael J. Kowalski, from whom we will WITHHOLD votes for lack of a two-thirds majority independent board. We will also WITHHOLD votes from Messrs. Marquis and Hayes III for serving as affiliated outsiders on key board committees. In addition, we will WITHHOLD votes from Michael J. Kowalski for serving as both Chairman and CEO.

	1.2	Elect Director Rose Marie Bravo		For
	1.3	Elect Director William R. Chaney		Withhold
	1.4	Elect Director Samuel L. Hayes III		Withhold
	1.5	Elect Director Abby F. Kohnstamm		For

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.6	Elect Director Charles K. Marquis		Withhold
	1.7	Elect Director J. Thomas Presby		For
	1.8	Elect Director James E. Quinn		Withhold
	1.9	Elect Director William A. Shutzer		Withhold
	2	Ratify Auditors		For	For		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.  We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.

05/21/04 - A	Time Warner Inc *TWX*		887317105			03/23/04		68,250
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director James L. Barksdale		Withhold

The composition of the board does not meet our standard for board and committee independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR the director nominees with the exception of insider Richard D. Parsons and affiliated outsiders R. E. Turner, Kenneth J. Novack, Miles R. Gilburne, Stephen M. Case and James L. Barksdale, from whom we will WITHHOLD votes for lack of a two-thirds majority independent board. We will also WITHHOLD votes from Mr. Parsons for serving as both chairman and CEO.

	1.2	Elect Director Stephen F. Bollenbach		For
	1.3	Elect Director Stephen M. Case		Withhold
	1.4	Elect Director Frank J. Caufield		For
	1.5	Elect Director Robert C. Clark		For
	1.6	Elect Director Miles R. Gilburne		Withhold

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.7	Elect Director Carla A. Hills		For
	1.8	Elect Director Reuben Mark		For
	1.9	Elect Director Michael A. Miles		For
	1.10	Elect Director Kenneth J. Novack		Withhold
	1.11	Elect Director Richard D. Parsons		Withhold
	1.12	Elect Director R. E. Turner		Withhold
	1.13	Elect Director Francis T. Vincent, Jr.		For
	2	Ratify Auditors		For	For		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely. We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.

	3	Adopt China Principles		Against	For		ShrHoldr

PVS urges Timer Warner to evaluate its policies and compliance standards for labor and human rights in China and around the world, and strongly encourages the company to report on its programs and monitoring results to shareholders, so they can assess the adequacy of company’s policies and how Time Warner compares with peers such as 3Com Corp., Cisco Systems Inc., and Intel Corp that are already in compliance with the China Business Principles. As a major media and entertainment company in the consumer market, Time Warner is particularly vulnerable to the adverse publicity that could result if it were found that some of its products were manufactured or services provided, even inadvertently, in facilities that violate the basic human rights of their work force. Subscribing to guidelines, such as those proposed, and carefully monitoring compliance with these principles could go a long way in reducing that risk. As has been borne out by the recent experience of some high profile manufacturers and retailers, consumers and shareholders are seriously concerned about whether low wages and abusive working conditions exist in facilities patronized by American companies; firms that ignore

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

these factors risk damage to their reputation and a consumer backlash. In this regard, we note that Time Warner does not address crucial aspects of the China Principles that could compound reputational damage and public backlash, such as the prohibition of child and forced labor, and freedom of association and collective bargaining, fair wages and working hours, occupational safety and health, environmental responsibility, and prohibition of providing products or technology that can be used to commit human rights. We also note that the Internet industry in general has faced criticism from opponents over the issue of promoting freedom of expression while operating under restrictive Chinese laws. Time Warner states that it takes its responsibility as a global media and entertainment company very seriously, noting that the company’s Mission and Value Statement provides for a shared sense of responsibility in serving the public interest by using its talents and resources to enrich people’s lives around the world. In keeping with this openness to strengthening its operations and practices worldwide, we see no harm in adopting this proposal. Furthermore, since the company’s Standards of Business Conduct already reference certain human and labor rights objectives set out in the China Principles, we believe that adopting and fully implementing the China Principles should not prove costly or unduly burdensome, and would provide an opportunity to describe in greater detail the steps that the company is taking to protect human rights worldwide to the long-term benefit of the company and its stakeholders.

	4	Report on Pay Disparity		Against	For		ShrHoldr

Executive pay is a major theme of shareholder proposals this season. Investor fury over exorbitant executive paychecks has manifested itself in proxy initiatives at numerous companies over executive compensation. Shareholder proponents argue that compensation packages at U.S. firms have skyrocketed in great disproportion to the increase in wages enjoyed by the average U.S. worker. Studies cited by the AFL-CIO have found that the average CEO of a major corporation made 42 times the pay of a typical American factory worker in 1980. By 1990, that ratio had more than doubled to 85 times the average factory wage. Eight years later the ratio was a “staggering” 419 times the average factory wage in 1998. According to the AFL-CIO, if this rate of growth were to continue, the average CEO’s salary would equal that of about 150,000 American factory workers

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

 in the year 2050. PVS generally supports shareholder requests calling for better disclosure of executive compensation. We note that the company has +37.33% for one-year total shareholder return but -19.74% for three-year total shareholder return. The CEO’s total direct compensation has increased by 185.35% over the past year. PVS looks for positive one and three year total shareholder returns to justify for increases in CEO’s total direct compensation from prior year. In reviewing the company’s proxy materials, we note that each of the five highest paid executives, with the exception of the CEO, have all enjoyed bonus increases in years with negative total shareholder returns, as well as in years where the company has underperformed its peers. We do not believe that merely tacking on the title of chairman to that of CEO justifies, in any way, Richard Parsons’ $8 million cash bonus in a peer trailing year. From all recent outward appearances, pay to Time Warner executives has been undeserved and unrelated to performance. We believe this proposal will provide greater transparency for shareholders on the company’s executive compensation policies and should benefit long-term shareholder value by addressing fairness for pay issues. We support this reasonable compensation reporting request.

05/13/04 - A	Transocean Inc. *RIG*		G90078109			03/18/04		13,764
Meeting for Holders of ADRs
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Robert L. Long		For
The director nominees meet our guidelines.
	1.2	Elect Director Martin B. Mcnamara		For
	1.3	Elect Director Robert M. Sprague		For
	1.4	Elect Director J. Michael Talbert		For
	2	APPROVAL OF THE AMENDMENT OF OUR LONG-TERM INCENTIVE PLAN AS DESCRIBED IN THE PROXY STATEMENT.		For	For		Mgmt
We will support this plan. The company’s potential Voting Power Dilution (VPD) for all incentive plans is 7.68% which meets our guidelines.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	3	Ratify Auditors		For	For		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely. We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.

03/19/04 - S	Travelers Property Casualty Corp.		89420G109			02/06/04		32,399
	1	Approve Merger Agreement		For	For		Mgmt

PVS Conclusion: Based on the fairness opinion valuation work, the relative reasonableness of the estimated potential strategic synergies, and the overall general improvement in corporate governance structures, we believe the merger agreement warrants Travelers shareholders’ support.

03/19/04 - S	Travelers Property Casualty Corp.		89420G406			02/06/04		12,326
	1	Approve Merger Agreement		For	For		Mgmt

PVS Conclusion: Based on the fairness opinion valuation work, the relative reasonableness of the estimated potential strategic synergies, and the overall general improvement in corporate governance structures, we believe the merger agreement warrants Travelers shareholders’ support.

05/12/04 - A	Tribune Co. *TRB*		896047107			03/17/04		20,307
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Jeffrey Chandler		For
The director nominees meet our guidelines.
	1.2	Elect Director William A. Osborn		For
	1.3	Elect Director Kathryn C. Turner		For
	2	Ratify Auditors		For	For		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely. We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	3	Amend Omnibus Stock Plan		For	Against		Mgmt

We do not support this plan. The company’s potential Voting Power Dilution (VPD) for all incentive plans is 19.05% which exceeds our guidelines. Proposals that add to a company’s VPD can potentially dilute the voting interests of common shareholders. In addition, the company does not fully expense its stock options. Given their current accounting treatment of not being charged as an expense against earnings, stock options have been the ultimate tax dodge for companies wishing to lavishly compensate employees. Misused stock options can give executives an incentive to inflate their company’s earnings or make irresponsibly optimistic forecasts in order to keep stock prices high and their paychecks gargantuan. Numerous companies have chosen to acknowledge the distortion to reported earnings caused by the non-expensing of options and have elected to expense options going forward. We believe Tribune Co. should follow suit, to better reflect the company’s true earnings and provide additional discipline against overuse.

03/25/04 - A	Tyco International Ltd. *TYC*		902124106			03/25/04		36,700
Meeting for Holders of ADRs
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Dennis C. Blair		For
	1.2	Elect Director Edward D. Breen		Withhold
We will WITHHOLD votes from Edward Breen for serving as both chairman and CEO.
	1.3	Elect Director George W. Buckley		For
	1.4	Elect Director Brian Duperreault		For
	1.5	Elect Director Bruce S. Gordon		For
	1.6	Elect Director John A. Krol		For
	1.7	Elect Director Mackey J. Mcdonald		For
	1.8	Elect Director H. Carl Mccall		For

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.9	Elect Director Brendan R. O’Neill		For
	1.10	Elect Director Sandra S. Wijnberg		For
	1.11	Elect Director Jerome B. York		For
	2	Ratify Auditors		For	For		Mgmt
	3	ADOPTION OF THE AMENDED AND RESTATED BYE-LAWS.		For	For		Mgmt

Resolution seeks a series of amendments to the company’s articles. Proposed amendment will require a quorum of a majority of shares outstanding and entitled to vote to be represented at a meeting. In companies where quorum requirements are too low, PVS believes management will have no incentive to release proxy materials early or otherwise reach out to independent shareholders to ensure their participation. In fact, management will arguably have an incentive to discourage participation by independent shareholders because those shareholders may be less likely to cast their votes with management. PVS believes this amendment will allow greater participation by shareholders by requiring votes to be counted representing a broader range of shareholders. This amendment is consistent with Delaware corporate law. Tyco’s articles have no provision regarding the adoption of a shareholder rights plan. The proposed amendment will require supermajority approval for the adoption of a poison pill. While the company does not currently have a shareholder rights plan, this is a positive change. Although PVS prefers that companies require only simple majority approval for any resolution proposed to shareholders, in this case, requiring a poison pill to be subject to any shareholder vote is a positive change. Since investors suffer a diminution of power as a result of the adoption of antitakeover proposals, PVS believes that shareholders should have the right to give this power away. The current bylaws prohibit certain shareholders from attending or voting at a meeting if the shareholders have been served and fail to comply with a notice sent to the shareholder requiring them to make an offer in accordance with the U.K. City Code on Takeovers and Mergers. Another similar provision would restrict a shareholder’s right to vote for a period of time if the shareholder fails to notify Tyco of certain substantial acquisitions of the share capital, or fails to respond to the company’s request for information. Both provisions will be eliminated. We believe this is a positive change as PVS generally does not support allowing shareholders to be disenfranchised, particularly in cases when they may not be given a reasonable timeframe to comply with served notices to disclose ownership of a relatively low number of shares. Directors are presently required to declare any material interest they may have in a contract or arrangement. The director is typically not allowed to vote or be counted in the quorum in relation to any such contract or arrangement. In addition, board approval is not required for the directors’ participation in contracts or arrangement. Under the new amendments, directors must disclose the material facts of said directors’ participation in contracts or arrangement. The majority of disinterested directors must also approve any item related to such contract or arrangement. PVS supports these changes because they tighten the restrictions imposed on directors or officers who are interested parties. It also ensures that only the disinterested directors will vote on these items. PVS believes that independent evaluation of transactions is essential. Furthermore, this change is also consistent with Delaware corporate law. The proposed amendments contain provisions that are similar or identical to the provisions provided under Delaware corporate laws. PVS supports the company’s decision to apply this stricter standard. Because the proposed article amendments will have a positive effect on the company’s corporate governance, we will support this item.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	4	APPROVAL OF TYCO 2004 STOCK AND INCENTIVE PLAN.		For	Against		Mgmt

We do not support this plan. The company’s potential Voting Power Dilution (VPD) for the company’s plans is 12.00% which exceeds our guidelines. Proposals that add to a company’s VPD can potentially dilute the voting interests of common shareholders.

	5	SHAREHOLDER PROPOSAL REGARDING ENVIRONMENTAL REPORTING.		For	For		ShrHoldr

Item 5 is a shareholder proposal requesting that the company provide a report to shareholders by Oct. 31, 2005, outlining the company’s response to increasing regulatory, competitive, and public pressure to reduce the emission of toxic chemicals. Given the enthusiastic support from management, and the potential benefits that can be derived from taking a proactive stance on this issue, we support this proposal.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	6	SHAREHOLDER PROPOSAL TO CHANGE TYCO S JURISDICTION OF INCORPORATION FROM BERMUDA TO A U.S. STATE.		Against	For		ShrHoldr

The American Federation of State, County and Municipal Employees (AFSCME) Pension Plan, beneficial owner of 324,308 common shares, urges Tyco’s board to take the measures necessary to change the company’s jurisdiction of incorporation from Bermuda to a U.S. state. Tyco became a Bermuda company in 1997 as a result of a business combination with ADT. A similar resolution tendered by AFSCME appeared on the company’s 2003 AGM agenda. At that time, PVS agreed with the proponent’s that shareholder rights would be vastly improved through a reincorporation back to a US jurisdiction, preferably Delaware. Given the current economic environment and political climate, we maintain our original position. In fact, we contend that under today’s business climate’coupled with the fraudulent activities that have occurred at the company and rising geopolitical concerns in the Middle East and elsewhere’ a move back to the U.S. is more justified than ever before. We commend the company for taking significant strides in assessing the issue of reincorporation into a U.S. state such as the formation of a Special Committee Regarding Bermuda, and the retention of special tax and corporate counsel to advise the board on the issue. We also applaud the company for reasonably quantifying tax benefits and reincorporation costs and for making amendments to its articles which alleviate a number of shareholder concerns raised at last year’s AGM. However, we still take issue with the fact that both shareholder rights and the ability to pursue legal remediation derivatively in Bermuda remain comparatively weaker than in the U.S. We feel that the looming risks of potential adverse legislation to tax benefits as well as the reputational and financial damage that Tyco could potentially suffer as a result of negative publicity remain largely unaddressed and unresolved. In weighing the cost and benefits of this proposal, shareholders should begin with the presumption that the standard rights afforded in Delaware courts are not inherited by Bermuda. Even Tyco concedes, in its filings, that Bermuda law differs from the laws in effect in the United States and may afford less protection to holders of its securities, who may have more difficulty protecting their interests than would holders of securities of a corporation incorporated in a jurisdiction of the United States.

Mtg Date/Type	Company/ Ballot Issues	Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

Unless management can demonstrate otherwise, shareholders should not accept the continued incorporation of the company in Bermuda given the erosion of shareholder value that has occurred. Tyco investors have every right to demand an even higher standard of accountability given the rampant indiscretions that took place under the company’s previous leadership. It is our belief that Tyco’s new management team has fallen far short of meeting the requisite burden of proof. By proposing this reincorporation back to U.S. jurisdiction, the proponents are establishing a referendum for management and the board to seriously reexamine the reasoning behind remaining domiciled in Bermuda. The recent developments on Capital Hill seeking to reverse expatriation trends and embargo government contracts to expatriate firms have led us to develop the impression that anti-inversion legislation is a very strong likelihood. As currently enjoyed tax benefits, Tyco’s primary reason for incorporation in Bermuda, could be rendered principally moot should these retroactive bills take effect, it is incumbent upon management to formulate a persuasive and well regimented mitigative strategy to the mounting legislative offensive. The ‘wait and see’ approach management seems to have taken, we believe, is an inadequate and loose-footed response to a problem that could direly hurt Tyco and its shareholders in the long-term. We feel Tyco should employ more precautionary/preemptive stratagems, such as a move back to the U.S., to protect the long-run interests of the entity and its shareowners. Tyco has candidly acknowledged the adverse publicity generated and the concomitant risks the company faces as a result of being domiciled in Bermuda. In it’s 10-Q, Tyco admits that its opposition to the approval of this shareholder proposal generated some adverse publicity. PVS again notes that no substantive efforts appear to have been devoted to addressing this issue, nor have exhaustive inquiries for practical solutions to any future implications a damaged reputation may have on Tyco and it’s ability to conduct it’s business been carried out. As a final point, Shareholders should ask themselves whether the trade off in protection afforded to shareholders under Delaware corporate law - the most sophisticated legal system of its kind in the world ‘ is a fair exchange for tax benefits seemingly in jeopardy in the face of pending and enacted anti-inversion legislation. We think not. We believe it is in shareholders best interests that their company be

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

incorporated in a legal system that is a known, transparent and established entity, rather than own shares in a company governed by a corporate legal system that has not been adequately tested. Shareholders should perceive this proposal as an insurance policy that the board will seriously deliberate the merits of a reincorporation with the current business and political climate in mind. Until this is done in a non-dismissive and unquestioningly satisfactory manner, we are left with no choice but to support this shareholder-requisitioned proposal.

	7	SHAREHOLDER PROPOSAL ON COMMON SENSE EXECUTIVE COMPENSATION.		Against	For		ShrHoldr

The United Brotherhood of Carpenters Pension Fund and United Association of S&P 500 Index Fund, beneficial owners of 33,700 and 127,115 common shares respectively, requests a “Common Sense Executive Compensation” program. The proposal seeks to limit executive base pay at 1 million, with other restrictions on bonus plans. PVS agrees with the spirit of the proposal. The proponent believes that the exponential growth of executive salaries is not in the best interests of shareholders, especially when that pay is exorbitant when compared to the compensation of other workers. As a result, the proponent suggests a number of remedies to address the issue of pay discrepancy between top executives and company employees. Given the exponential rise of executive salaries over the past decade and excessive dilution levels, we support shareholder proposals calling for substantial reform in this area, particularly with regard to overly excessive executive pay. This is especially the case with Tyco, essentially a U.S. firm, whose incorporation in Bermuda is seen by many as an attempt to shield itself from the standards to which shareowners hold U.S. corporations accountable on executive compensation, among other issues. We believe Tyco investors have every right to demand even higher standards of accountability with regard to executive compensation given the rampant indiscretions that took place under the company’s previous leadership. We believe, given Tyco’s historical propensity to richly reward its executives with a mix of high salary, bonus, and exorbitant severance packages, that this proposal is worthwhile and sends a clear message on the importance of fair pay clearly linked to performance.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/20/04 - A	U.S. Bancorp *USB*		902973304			02/26/04		28,212
	1	Elect Directors		For	Withhold		Mgmt
	1.1	Elect Director Victoria Buyniski Gluckman		Withhold

The director nominees do not meet our guidelines. The composition of the board does not meet our standard for committee independence. We will WITHHOLD votes from Thomas E. Petry for standing as an affiliated outsider on the Audit and Compensation committees, and from Victoria Buyniski Gluckman for standing as an affiliated outsider on the Audit Committee. We will also WITHHOLD votes from Richard G. Reiten for poor board and committee attendance, and from the entire slate of director nominees for failure to implement a majority vote shareholder proposal to declassify the board in 2000, 2001 and 2002.

	1.2	Elect Director Arthur D. Collins, Jr.		Withhold
	1.3	Elect Director Jerry W. Levin		Withhold
	1.4	Elect Director Thomas E. Petry		Withhold
	1.5	Elect Director Richard G. Reiten		Withhold
	2	Ratify Auditors		For	For		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely. We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.

	3	Limit Executive Compensation		Against	For		ShrHoldr

Given the exponential rise of executive salaries over the past decade and excessive dilution levels, we support shareholder proposals calling for substantial reform in this area, particularly with regard to overly excessive executive pay. We believe that the limitations set forth in this proposal are worthwhile and send a clear message on the importance of fair pay clearly linked to performance. Therefore, we will support this item.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	4	Submit Executive Compensation to Vote		Against	For		ShrHoldr

We support the submission of golden parachutes and other severance provisions for shareholder ratification as a general principle. Furthermore, we agree with the proponent that SERPs are primarily unfunded plans and payable out of the company’s general assets with significant associated liabilities. To be effective without creating distorted incentives with respect to management, severance arrangements must be considerably less attractive than continued employment with the company. Given the potential size of the benefits in question, we think that a shareholder vote on the SERP is warranted as a part of a “checks and balances” system to ensure reasonable SERP terms for future agreements. We reiterate our belief that shareholders should be given the opportunity to independently evaluate and approve or reject severance provisions as a general principle. Based on this principle, we believe this proposal warrants shareholder support.

	5	Amend Vote Requirements to Amend Articles/Bylaws/Charter		Against	For		ShrHoldr

Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. Requiring more than this may entrench managers by blocking actions that are in the best interests of shareholders, such as precluding proxy contests and potential takeover bids. Given this and given this company’s serial reluctance to enact majority shareholder votes, we heartily support this proposal.

05/12/04 - A	Unilever N.V.		904784709			03/24/04		7,100
Meeting for Holders of ADRs
	1	ADOPTION OF THE ANNUAL ACCOUNTS AND APPROPRIATION OF THE PROFIT FOR THE 2003 FINANCIAL YEAR.		For	For		Mgmt
Based on the increase in dividend and the payout ratio, which exceeds our minimum standard, we will vote in favor of the boards proposed allocation of income.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	2	DISCHARGE OF THE MEMBERS OF THE BOARD OF DIRECTORS.		For	For		Mgmt

This is a standard request in the Netherlands, and discharge generally is granted unless a shareholder states a specific reason for withholding discharge and intends to undertake legal action. We are aware of no such concerns at Unilever N.V.

	3	CORPORATE GOVERNANCE AND ALTERATIONS TO THE ARTICLES OF ASSOCIATION.		For	For		Mgmt
In this case, however, the overall effect of the proposed amendments is positive to shareholder value. On this basis, we will vote in favor of the proposal.
	4	Elect Directors		For	For		Mgmt
	4.1	Elect Director A. Burgmans		For
Despite these shortcoming, director elections are standard proposals at annual meetings and these concerns would not be enough to lead us to oppose these candidates at this time.
	4.2	Elect Director Ac Butler		For
	4.3	Elect Director Pj Cescau		For
	4.4	Elect Director Kb Dadiseth		For
	4.5	Elect Director Nwa Fitzgerald Kbe		For
	4.6	Elect Director Ar Baron Van Heemstra		For
	4.7	Elect Director Rhp Markham		For
	4.8	Elect Director Cj Van Der Graaf		For
	4.9	Elect Director Lord Brittan*		For
	4.10	Elect Director Baroness Chalker*		For
	4.11	Elect Director B Collomb*		For
	4.12	Elect Director Professor W Dik*		For
	4.13	Elect Director O Fanjul*		For
	4.14	Elect Director Cx Gonzalez*		For
	4.15	Elect Director H Kopper*		For
	4.16	Elect Director Lord Simon*		For
	4.17	Elect Director J Van Der Veer*		For

	5	REMUNERATION OF NON-EXECUTIVE DIRECTORS.		For	For		Mgmt

Compensation schemes presented for shareholder approval usually concern only an increase in annual base pay. Such increases are generally undertaken every few years in order to adjust the amount to reflect current economic conditions. We determine fees that are excessive by comparing fees paid in other companies in the same country and industry. As we have no evidence of excessiveness on the part of the board, we will vote in favor of the resolution.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	6	Ratify Auditors		For	For		Mgmt

Despite the lack of information regarding fees paid and because of the routine nature of this item, we currently feel it would be counterproductive to vote against the auditor. In the future, we may consider opposing a company’s auditor when fees paid are not disclosed.

	7	DESIGNATION, IN ACCORDANCE WITH ARTICLES 96 AND 96A OF BOOK 2 OF THE NETHERLANDS CIVIL CODE, OF THE BOARD OF DIRECTORS AS THE COMPANY BODY AUTHORIZED IN RESPECT OF THE ISSUE OF SHARES IN THE COMPANY.		For	Against		Mgmt
Due to potential excessive dilution of 64.8 percent, we will vote against the proposal.
	8	AUTHORIZATION, IN ACCORDANCE WITH ARTICLE 98 OF BOOK 2 OF THE NETHERLANDS CIVIL CODE, OF THE BOARD OF DIRECTORS TO PURCHASE SHARES IN THE COMPANY AND DEPOSITARY RECEIPTS THEREFOR.		For	For		Mgmt

Some shareholders object to corporations repurchasing shares. They prefer to see extra cash invested in new businesses or paid out as dividends. We believe that when timed correctly, corporate stock repurchases are a legitimate use of corporate funds and can add to long-term shareholder returns. For this reason, we will vote in favor of the board’s proposal.

9

AUTHORIZATION, IN ACCORDANCE WITH ARTICLE 119 OF BOOK 2 OF THE NETHERLANDS CIVIL CODE, OF THE BOARD OF DIRECTORS TO DETERMINE A REGISTRATION TIME FOR THE EXERCISE OF THE RIGHTS TO ATTEND THE GENERAL MEETING AND TO VOTE THEREAT.

				For	For		Mgmt

Using this option means that the transfer of shares will no longer be required to be blocked until after the end of the meeting. Since the proposed amendment is positive from the shareholders’ perspective, we will vote in favor.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/16/04 - A	Union Pacific Corp. *UNP*		907818108			02/06/04		7,200
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director P.F. Anschutz		Withhold

The composition of the board does not meet our standard for board and committee independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR the director nominees with the exception of insiders Ivor J. Evans and Richard K. Davidson, and affiliated outsiders Judith Richards Hope and Spencer F. Eccles, from whom we will WITHHOLD votes for lack of a two-thirds majority independent board. We will also WITHHOLD votes from Mr. Eccles for serving as an affiliated outsider on the Audit and Compensation committees, from Ms. Hope for serving as an affiliated outsider on the Audit Committee, and from Mr. Davidson for serving as both chairman and CEO. In addition, we will WITHHOLD votes from Mr. Anschutz for questions surrounding his position on the Qwest board and compensation committee.

	1.2	Elect Director R.K. Davidson		Withhold
	1.3	Elect Director T.J. Donohue		For
	1.4	Elect Director A.W. Dunham		For
	1.5	Elect Director S.F. Eccles		Withhold
	1.6	Elect Director I.J. Evans		Withhold
	1.7	Elect Director J.R. Hope		Withhold
	1.8	Elect Director M.W. Mcconnell		For
	1.9	Elect Director S.R. Rogel		For
	1.10	Elect Director E. Zedillo		For
	2	Approve Omnibus Stock Plan		For	Against		Mgmt

We do not support this plan. The company’s potential Voting Power Dilution (VPD) for all incentive plans is 12.18% which exceeds our guidelines. Proposals that add to a company’s VPD can potentially dilute the voting interests of common shareholders. In addition, the company does not fully expense its stock options. Given their current accounting treatment of not being charged as an expense against earnings, stock options have been the ultimate tax dodge for companies wishing to lavishly compensate employees. Misused stock options can give executives perverse incentives to inflate their company’s earnings or make irresponsibly optimistic forecasts in order to keep stock prices high and their paychecks gargantuan. Numerous companies have chosen to acknowledge the distortion to reported earnings caused by the non-expensing of options and have elected to expense options going forward. We believe Union Pacific Corp. should follow suit, to better reflect the company’s true earnings and provide additional discipline against overuse.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	3	Ratify Auditors		For	For		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely. We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.

	4	Limit Executive Compensation		Against	For		ShrHoldr
We believe that this proposal is worthwhile and sends a clear message on the importance of fair pay clearly linked to performance.
	5	Report on Political Contributions/Activities		Against	For		ShrHoldr

PVS believes this proposal sends a strong message to the board that increased disclosure is needed for the use of company resources being contributed to political parties, candidates, committees, or politically affiliated entities. Shareholders have the inherent right to know if their capital is being used for social causes beyond the companies day to day operations. Therefore, we will support this item.

05/06/04 - A	United Parcel Service, Inc. *UPS*		911312106			03/08/04		5,114
	1	Elect Directors		For	Split		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.1	Elect Director Calvin Darden		Withhold

The composition of the board does not meet our standard for board and committee independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR the director nominees with the exception of insiders Lea N. Soupata, Michael L. Eskew and Calvin Darden, and affiliated outsiders Robert M. Teeter, Victor A. Pelson, Gary E. MacDougal and James P. Kelly, from whom we will WITHHOLD votes for lack of a two-thirds majority independent board. We will also WITHHOLD votes from Messrs. MacDougal, Teeter and Pelson for serving as affiliated outsiders on the Compensation and Nominating committees, and from Mr. Eskew for serving as both chairman and CEO.

	1.2	Elect Director Michael L. Eskew		Withhold
	1.3	Elect Director James P. Kelly		Withhold
	1.4	Elect Director Ann M. Livermore		For
	1.5	Elect Director Gary E. MacDougal		Withhold
	1.6	Elect Director Victor A. Pelson		Withhold
	1.7	Elect Director Lea N. Soupata		Withhold
	1.8	Elect Director Robert M. Teeter		Withhold
	1.9	Elect Director John W. Thompson		For
	1.10	Elect Director Carol B. Tome		For
	2	Ratify Auditors		For	For		Mgmt
We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.

04/14/04 - A	United Technologies Corp. *UTX*		913017109			02/17/04		11,700
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Betsy J. Bernard		For

We will vote FOR the director nominees with the exception of George David, from whom we will WITHHOLD votes for serving as both chairman and CEO. We will also WITHHOLD votes from Frank Popoff for his failure to fulfill his fiduciary duty to shareholders at Qwest, and our concerns that he could potentially cause the same harm to shareholders of United Technologies.

	1.2	Elect Director George David		Withhold

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.3	Elect Director Jean-Pierre Garnier		For
	1.4	Elect Director Jamie S. Gorelick		For
	1.5	Elect Director Charles R. Lee		For
	1.6	Elect Director Richard D. McCormick		For
	1.7	Elect Director Harold McGraw III		For
	1.8	Elect Director Frank P. Popoff		Withhold
	1.9	Elect Director H. Patrick Swygert		For
	1.10	Elect Director Andre Villeneuve		For
	1.11	Elect Director H. A. Wagner		For
	1.12	Elect Director Christine Todd Whitman		For
	2	Ratify Auditors		For	For		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely. We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.

	3	Disclosure of Executive Compensation		Against	For		ShrHoldr

PVS generally supports shareholder requests calling for better disclosure of executive compensation. Reviewing the company’s proxy materials, we note that each of the five highest paid executives have all made more than $500,000 in compensation in each of the last three years. In fact, each executive received more than $1 million dollars in total compensation each of the last three years. Indeed, Chairman and CEO George David has received bonuses each of the past three years totaling in excess of $7 million. We will support this resolution based on the fact that the $500,000 amount is a reasonable enough cut-off to warrant enhanced disclosure in proxy materials in addition to the fact that this proposal will provide greater transparency for shareholders on the company’s executive compensation policies.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	4	Develop Ethical Criteria for Military Contracts		Against	For		ShrHoldr

We supported a similar resolution by the same proponents last year and will do so again this year, albeit again with some hesitancy. In terms of amending the company’s Code of Conduct and policies regarding the bidding process, the proponent asks for the company to set clear and concise guidelines that will evaluate both the moral and financial considerations of a potential bid. PVS believes this practice is in the best interest of the company and its shareholders given the increased scrutiny that the military weapons industry has fallen under. Proper preemptive policies and disclosure in this area can help the company prevent future public relations and diplomatic problems in the future. From the cost-benefit point of view, we have questions on whether shareholders would gain the intended benefit balanced against the resources that the company would have to expend to prepare the proposed report. However, counter to management claims, we do not believe such a report would force the company to disclose sensitive information and do not agree that the adoption of this proposal would be duplicative. In view of the scope and complexity of the long-term implications of involvement in various weapons programs and the fact that the report would not expose the company to significant competitive or financial risks, we feel it is in the best interest of shareholders to support this proposal. While we admit that the shareholder process and the company’s AGM may not be the most appropriate forum to deal with what essentially boils down to a public policy debate, we will support this request in light of the substantial upside to shareholder knowledge which could be gained by producing a report of this kind.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	5	Performance-Based/Indexed Options		Against	For		ShrHoldr

PVS advocates performance based options, such as premium-priced or indexed, which encourage executives to outperform rivals and the market as a whole rather than being rewarded for any rise in the share price, which can occur if there are not empirical performance measures incorporated into the structure of the options. This proposal mandates that all stock options granted to senior executives be performance-based options, which can be considered somewhat restrictive and burdensome. However, a performance-based stock option will only have value to the extent that United Technologies’ stock price performance exceeds the peer group performance level (as the option exercise price is indexed or linked to an industry peer group stock performance index). This method of compensation demonstrates a strong commitment to the actual promotion of shareholder value rather than simply management enrichment. Given the principle of pay for performance (and the potential for excessive pay untied to results inherent in fixed-price stock options), we believe this is a worthy proposal which sends management a clear message on the responsible and proper use of options in conjunction with performance.

	6	Separate Chairman and CEO Positions		Against	For		ShrHoldr

Two major components at the top of every public company are the running of the board and the executive responsibility for the running of the company’s business. Without doubt, there should be a clear division of responsibilities at the head of the company that will ensure a balance of power and authority, such that no one individual has unfettered powers of decision. When there is no clear division between the executive and board branches of a company, poor executive and/or board actions often go unchecked to the ultimate detriment of shareholders. We support this proposal to separate the chairman and CEO and to provide that only independent directors may become chairman.

05/12/04 - A	UnitedHealth Group Incorporated *UNH*		91324P102			03/15/04		7,600
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director William C. Ballard, Jr.		Withhold

The composition of the board does not meet our standard for board and committee independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR director nominee Donna E. Shalala, Ph.D., but WITHHOLD votes from Stephen J. Hemsley, Richard T. Burke and William C. Ballard, Jr. for lack of a two-thirds majority independent board. We will also WITHHOLD votes from Richard T. Burke and William C. Ballard, Jr. for serving as affiliated outsiders on key board committees.

	1.2	Elect Director Richard T. Burke		Withhold
	1.3	Elect Director Stephen J. Hemsley		Withhold
	1.4	Elect Director Donna E. Shalala		For

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	2	Ratify Auditors		For	For		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.  We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.

	3	Expense Stock Options		Against	For		ShrHoldr

In the absence of an accepted methodology with which to value the contingent cost of stock options, companies that have voluntarily expensed stock options (some 350) have had flexibility in their selection of a specific valuation methodology. Opponents of option expensing argue that options are difficult to value and expensing options could add complexity and decrease transparency in financial reporting. However, given the fact that stock options have become an integral component of compensation, their value cannot be ignored and treated as “no-cost” compensation. Given that (1) many companies use stock options as a significant component of overall compensation, (2) the exercise of options result in a transfer of shareholder value, and (3) the contingent cost of options reduces earnings, we believe that options should be expensed along with all other forms of compensation to better reflect the company’s true earnings and provide additional discipline against overuse.

	4	Limit Awards to Executives		Against	For		ShrHoldr

Given the exponential rise of executive salaries over the past decade and excessive dilution levels, we support shareholder proposals calling for substantial reform in this area, particularly with regard to overly excessive executive pay. We believe that the limitations set forth in this proposal are worthwhile and send a clear message on the importance of fair pay clearly linked to performance. Therefore, we will support this item.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/24/04 - A	Unocal Corp. *UCL*		915289102			03/25/04		1,300
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Richard D. McCormick		For

We will vote FOR the director nominees with the exception of Charles R. Williamson, from whom we will WITHHOLD votes for serving as both chairman and CEO. We will also WITHHOLD votes from Marina v.N. Whitman for serving as an affiliated outsider on a key board committee.

	1.2	Elect Director Marina v.N. Whitman		Withhold
	1.3	Elect Director Charles R. Williamson		Withhold
	2	Ratify Auditors		For	For		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.  We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.

	3	Approve Omnibus Stock Plan		For	For		Mgmt
We support this plan. The company’s potential Voting Power Dilution (VPD) for all incentive plans is 9.86%, which falls within our guidelines.
	4	Approve Deferred Compensation Plan		For	For		Mgmt
We support this plan. The company’s potential Voting Power Dilution (VPD) for all incentive plans is 6.32%, which falls within our guidelines.
	5	Separate Chairman and CEO Positions		Against	For		ShrHoldr

Two major components at the top of every public company are the running of the board and the executive responsibility for the running of the company’s business. Without doubt, there should be a clear division of responsibilities at the head of the company that will ensure a balance of power and authority, such that no one individual has unfettered powers of decision. When there is no clear division between the executive and board branches of a company, poor executive and/or board actions often go unchecked to the ultimate detriment of shareholders. We support this proposal to separate the chairman and CEO and to provide that only independent directors may become chairman.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	6	Limit Awards to Executives		Against	For		ShrHoldr

Given the exponential rise of executive salaries over the past decade and excessive dilution levels, we support shareholder proposals calling for substantial reform in this area, particularly with regard to overly excessive executive pay especially when untied to performance. PVS feels the features endorsed by this proposal, such as granting restricted stock based on achievement of performance criteria, disclosure of actual hurdle rates for the performance criteria and a vesting requirement of at least three years, encourage strong linkage between the company’s performance and compensation at the senior executive level. By establishing minimum vesting provisions, shareholders are assured that executives who received stock grants are retained in the company and are committed to maximize stock returns over the long-term. We strongly favor the use of award vehicles whose grant or vesting is directly tied to the attainment of rigorous performance goals, which should be disclosed to shareholders. We believe this proposal is worthwhile and sends a clear message on the importance of fair pay clearly linked to performance.

	7	Establish Other Board Committee		Against	For		ShrHoldr

We agree with the proponent on the importance of establishing clear mechanisms for communication between shareholders and independent directors. While the company complies with existing SEC and NYSE rules on this matter, it appears that the general counsel, who is an employee of the company, plays a role in forwarding such communication either internally or to the board. The proposed Office of the Board would ensure a direct communication with the independent directors of the board, without involving the general counsel. We will vote in favor of the proposal.

	8	Report on Greenhouse Gas Emissions		Against	For		ShrHoldr

In this case, Unocal Corp. provides some disclosure on environmental topics on the company’s web site. Further, while we commend the company for its programs to address greenhouse gas emissions to date and commitments to future activities and transparency initiatives, we note that current communication of these policies and programs are not as comprehensive as some companies in the industry. Considering these facts, PVS believes that evaluating company policies on this issue and publicizing the findings in a report would be in line with the company’s commitment to long-term environmental stewardship and in the best long-term interests of shareholders.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/28/04 - A	Verizon Communications *VZ*		92343V104			03/01/04		63,772
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director James R. Barker		Withhold

The composition of the board does not meet our standard for board and committee independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR director nominee Robert W. Lane, but WITHHOLD votes from insider Ivan G. Seidenberg, and affiliated outsiders Robert D. Storey, Thomas H. O’Brien and Richard L. Carrion for lack of a two-thirds majority independent board . We will also WITHHOLD votes from Mr. O’Brien for serving as an affiliated outsider on the Audit Committee, from Mr. Carrion for serving as an affiliated outsider on the Compensation Committee and from Mr. Seidenberg for serving as both chairman and CEO. In addition, we will WITHHOLD votes from Robert D. Storey, John R. Stafford, Walter V. Shipley, Hugh B. Price, Joseph Neubauer, Sandra O. Moose, James R. Barker, and Messrs. Seidenberg, Carrion and O’Brien for failure to implement the “submit severance agreement to shareholder vote” proposal, and from the entire Compensation Committee for questionable compensation practices with regards to Mr. Seidenberg’s compensation.

	1.2	Elect Director Richard L. Carrion		Withhold
	1.3	Elect Director Robert W. Lane		For
	1.4	Elect Director Sandra O. Moose		Withhold
	1.5	Elect Director Joseph Neubauer		Withhold
	1.6	Elect Director Thomas H. O’Brien		Withhold
	1.7	Elect Director Hugh B. Price		Withhold
	1.8	Elect Director Ivan G. Seidenberg		Withhold
	1.9	Elect Director Walter V. Shipley		Withhold

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.10	Elect Director John R. Stafford		Withhold
	1.11	Elect Director Robert D. Storey		Withhold
	2	Ratify Auditors		For	For		Mgmt
We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.
	3	Restore or Provide for Cumulative Voting		Against	For		ShrHoldr

PVS believes that cumulative voting is an important tool in the protection of shareholders’ rights. Cumulative voting permits shareholders to apportion the total number of votes they have in any way they wish among board candidates. This voting right ensures that the will of minority shareholders is supported because it enables them to elect one or more candidates who will represent their specific interests. This has the benefit of enhancing overall board diversity and representation for all shareholders. As such we will support this proposal.

	4	Require Majority of Independent Directors on Board		Against	For		ShrHoldr

An independent board is one way to assure that shareholder interests will be adequately represented by a board that is independent of management and that does not have an interest in the company that differs from the interests of other shareholders. Moreover, this company has affiliated outsiders on its compensation and nominating committees. As such, we support this item.

	5	Separate Chairman and CEO Positions		Against	For		ShrHoldr

Two major components at the top of every public company are the running of the board and the executive responsibility for the running of the company’s business. Without doubt, there should be a clear division of responsibilities at the head of the company that will ensure a balance of power and authority, such that no one individual has unfettered powers of decision. When there is no clear division between the executive and board branches of a company, poor executive and/or board actions often go unchecked to the ultimate detriment of shareholders. We support this proposal to separate the chairman and CEO and to provide that only independent directors may become chairman.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	6	Submit Shareholder Rights Plan (Poison Pill) to Shareholder Vote		Against	For		ShrHoldr

In this case, the company has no shareholder rights plan. However, we do agree with the proponent that the adoption, maintenance or extension of any poison pills in the future should be put to a shareholder vote. As such we will support this proposal.

	7	Submit Executive Compensation to Vote		Against	For		ShrHoldr

PVS believes this proposal sends a strong message to the board about the importance of executive pay being linked to performance. In addition, we believe proper disclosure of Verizon’s non-qualified Income Deferral Plan, or any other SERP prevents executives for being unfairly rewarded for poor performance to the ultimate detriment of shareholders. As such, we will support this proposal.

	8	Prohibit Awards to Executives		Against	For		ShrHoldr

Given the exponential rise of executive salaries over the past decade and excessive dilution levels, we support shareholder proposals calling for substantial reform in this area, particularly with regard to overly excessive executive pay especially when untied to performance. PVS feels that prohibiting any possible issuance of tracking stock awards in the future, that only reflect the performance of individual entities in which the company has an equity interest, would encourage strong linkage between the company’s performance and compensation at the senior executive level.

	9	Report on Stock Option Distribution by Race and Gender		Against	For		ShrHoldr

We believe shareholders should be wary of the high costs of violating federal laws that prohibit discrimination by corporations, which can affect corporate earnings and erode shareholder value. In the case of Verizon, we acknowledge the significance of the settlement for the racial discrimination law suits filed, and recognize that the company has made substantial efforts to address the issue of workplace diversity across the company. However, considering Verizon’s commitment to racial and gender diversity and that the company already discloses much of the information requested by the proponent, we do not believe availing the requested report to shareholders will be prohibitively expensive or overly burdensome to the Company. We will support this proposal to increase disclosure and transparency at Verizon.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	10	Report on Political Contributions/Activities		Against	For		ShrHoldr

PVS believes this proposal sends a strong message to the board that increased disclosure is needed for the use of company resources being contributed to political parties, candidates, committees, or politically affiliated entities. Shareholders have the inherent right to know if their capital is being used for social causes beyond the companies day to day operations. Therefore, we will support this item.

	11	Cease Charitable Contributions		Against	Against		ShrHoldr

We do not believe that the fees in question represent dubious or unreasonable charges and agree with the company that eliminating such charges could result in a competitive disadvantage in the industry. As such we will not support this proposal.

05/19/04 - A	Viacom Inc. *VIA*		925524308			03/22/04		28,535
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director George S. Abrams		Withhold

The composition of the board does not meet our standard for board and committee independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR the director nominees with the exception of Sumner M. Redstone, Shari Redstone, Mel Karmazin, Frederic V. Salerno, William Schwartz, George S. Abrams, Alan C. Greenberg, Philippe P. Dauman and David R. Andelman, from whom we will WITHHOLD votes for lack of a two-thirds majority independent board. We will also WITHHOLD votes from Sumner M. Redstone for serving as both chairman and CEO, and from Frederic V. Salerno, William Schwartz, George S. Abrams, Shari Redstone and Sumner M. Redstone for serving as non-independent members of key board committees. In addition, we will WITHHOLD votes from Compensation Committee members Jan Leschly and Messrs. Salerno and Schwartz for egregious executive compensation practices.

	1.2	Elect Director David R. Andelman		Withhold
	1.3	Elect Director Joseph A. Califano, Jr.		For
	1.4	Elect Director William S. Cohen		For
	1.5	Elect Director Philippe P. Dauman		Withhold

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.6	Elect Director Alan C. Greenberg		Withhold
	1.7	Elect Director Mel Karmazin		Withhold
	1.8	Elect Director Jan Leschly		Withhold
	1.9	Elect Director David T. McLaughlin		For
	1.10	Elect Director Shari Redstone		Withhold
	1.11	Elect Director Sumner M. Redstone		Withhold
	1.12	Elect Director Frederic V. Salerno		Withhold
	1.13	Elect Director William Schwartz		Withhold
	1.14	Elect Director Patty Stonesifer		For
	1.15	Elect Director Robert D. Walter		For
	2	Ratify Auditors		For	Against		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.  We do not support this item. In this instance, the non-auditing consulting fees are more than 25 percent of total fees paid. As such, we will vote against the company’s auditor. We believe the integrity of the auditor’s relationship with the company is compromised when a firm is paid excessive consulting fees on top of those paid for auditing services. This arrangement has the potential to open the auditor process to a wide range of conflicts of interest.

	3	Approve Omnibus Stock Plan		For	Against		Mgmt

Although the potential Voting Power Dilution (VPD) for all incentive plans of 0.00%(Class B shares have no voting rights. Therefore, there is no voting power dilution associated with this plan.) meets our guidelines, the company does not fully expense its stock options. Given their current accounting treatment of not being charged as an expense against earnings, stock options have been the ultimate tax dodge for companies wishing to lavishly compensate employees. Misused stock options can give executives an incentive to inflate their company’s earnings or make irresponsibly optimistic forecasts in order to keep stock prices high and their paychecks gargantuan. Numerous companies have chosen to acknowledge the distortion to reported earnings caused by the non-expensing of options and have elected to expense options going forward. We believe Viacom Inc. should follow suit, to better reflect the company’s true earnings and provide additional discipline against overuse.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	4	Amend Non-Employee Director Stock Option Plan		For	Against		Mgmt

Although the potential Voting Power Dilution (VPD) for all incentive plans of 0.00% (Class B shares have no voting rights. Therefore, there is no voting power dilution associated with this plan.) meets our guidelines, the company does not fully expense its stock options. Given their current accounting treatment of not being charged as an expense against earnings, stock options have been the ultimate tax dodge for companies wishing to lavishly compensate employees. Misused stock options can give executives an incentive to inflate their company’s earnings or make irresponsibly optimistic forecasts in order to keep stock prices high and their paychecks gargantuan. Numerous companies have chosen to acknowledge the distortion to reported earnings caused by the non-expensing of options and have elected to expense options going forward. We believe Viacom Inc. should follow suit, to better reflect the company’s true earnings and provide additional discipline against overuse.

04/20/04 - A	Wachovia Corp. *WB*		929903102			02/18/04		18,200
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director James S. Balloun		For

The composition of the board does not meet our standard for board and committee independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR the director nominees with the exception of affiliated outsider Lanty L. Smith, from whom we will WITHHOLD votes for lack of a two-thirds majority independent board, and for serving on the Audit and Nominating committees.

	1.2	Elect Director John T. Casteen, III		For
	1.3	Elect Director Joseph Neubauer		For

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.4	Elect Director Lanty L. Smith		Withhold
	1.5	Elect Director Dona Davis Young		For
	2	Ratify Auditors		For	Against		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely. We do not support this item. In this instance, the non-auditing consulting fees are more than 25 percent of total fees paid. As such, we will vote against the company’s auditor. We believe the integrity of the auditor’s relationship with the company is compromised when a firm is paid excessive consulting fees on top of those paid for auditing services. This arrangement has the potential to open the auditor process to a wide range of conflicts of interest.

	3	Require Two Candidates for Each Board Seat		Against	For		ShrHoldr

We consider the election of board directors one of the hallmark activities of a company’s corporate governance structure. Investors with a financial stake in the long-term financial health of the company should expect management to undertake steps that will ensure improved transparency, access and choice regarding which individuals will become responsible for making fundamental strategic decisions. This would be a radical departure from the current system of a limited democracy of management’s candidates, under which shareholders are given no practical choice in choosing directors The requests set forth in this proposal are clear and realistic for management to pursue. We support this resolution.

	4	Report on Political Contributions/Activities		Against	For		ShrHoldr

PVS believes this proposal sends a strong message to the board that increased disclosure is needed for the use of company resources being contributed to political parties, candidates, committees, or politically affiliated entities. Shareholders have the inherent right to know if their capital is being used for social causes beyond the companies day to day operations. Therefore, we will support this item.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	5	Separate Chairman and CEO Positions		Against	For		ShrHoldr

Two major components at the top of every public company are the running of the board and the executive responsibility for the running of the company’s business. Without doubt, there should be a clear division of responsibilities at the head of the company that will ensure a balance of power and authority, such that no one individual has unfettered powers of decision. When there is no clear division between the executive and board branches of a company, poor executive and/or board actions often go unchecked to the ultimate detriment of shareholders. We support this proposal to separate the chairman and CEO and to provide that only independent directors may become chairman.

01/14/04 - A	* Walgreen Co. *WAG*		931422109			11/17/03		9,600
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director David W. Bernauer		For
The director nominees meet our guidelines.
	1.2	Elect Director William C. Foote		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	1.3	Elect Director James J. Howard		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	1.4	Elect Director Alan G. McNally		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.5	Elect Director Cordell Reed		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	1.6	Elect Director Jeffrey A. Rein		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	1.7	Elect Director David Y. Schwartz		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	1.8	Elect Director John B. Schwemm		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	1.9	Elect Director Marilou M. von Ferstel		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.10	Elect Director Charles R. Walgreen III		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	2	Approve Non-Employee Director Omnibus Stock Plan		For	Against		Mgmt

We do not support this plan. The company’s potential Voting Power Dilution (VPD) for all incentive plans is 12.43%, which exceeds our guidelines. Proposals that add to a company’s VPD can potentially dilute the voting interests of common shareholders.

04/20/04 - A	Washington Mutual, Inc *WM*		939322103			02/27/04		15,050
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Anne V. Farrell		Withhold

The composition of the board does not meet our standard for board and committee independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR the director nominees with the exception of affiliated outsider Anne V. Farrell, from whom we will WITHHOLD votes for lack of a two-thirds majority independent board.

	1.2	Elect Director Stephen E. Frank		For
	1.3	Elect Director Margaret Osmer Mcquade		For
	1.4	Elect Director William D. Schulte		For
	2	Ratify Auditors		For	Against		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely. We do not support this item. In this instance, the non-auditing consulting fees are more than 25 percent of total fees paid. As such, we will vote against the company’s auditor. We believe the integrity of the auditor’s relationship with the company is compromised when a firm is paid excessive consulting fees on top of those paid for auditing services. This arrangement has the potential to open the auditor process to a wide range of conflicts of interest.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	3	Limit Executive Compensation		Against	For		ShrHoldr

Given the exponential rise of executive salaries over the past decade and excessive dilution levels, we support shareholder proposals calling for substantial reform in this area, particularly with regard to overly excessive executive pay. We believe that the limitations set forth in this proposal are worthwhile and send a clear message on the importance of fair pay clearly linked to performance. Therefore, we will support this item.

05/14/04 - A	Waste Management, Inc. *WMI*		94106L109			03/19/04		19,900
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Pastora San Juan Cafferty		For
We will vote FOR the director nominees with the exception of insider A. Maurice Myers from whom we will WITHHOLD votes for serving as a non-independent board chairman.
	1.2	Elect Director Frank M. Clark, Jr.		For
	1.3	Elect Director Robert S. Miller		For
	1.4	Elect Director A. Maurice Myers		Withhold
	1.5	Elect Director John C. Pope		For
	1.6	Elect Director W. Robert Reum		For
	1.7	Elect Director Steven G. Rothmeier		For
	1.8	Elect Director David P. Steiner		For
	1.9	Elect Director Carl W. Vogt		For
	2	Ratify Auditors		For	For		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely. We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	3	Approve Omnibus Stock Plan		For	Against		Mgmt

We do not support this plan. The company’s potential Voting Power Dilution (VPD) for all incentive plans is 12.65% which exceeds our guidelines. Proposals that add to a company’s VPD can potentially dilute the voting interests of common shareholders. In addition, the company does not fully expense its stock options. Given their current accounting treatment of not being charged as an expense against earnings, stock options have been the ultimate tax dodge for companies wishing to lavishly compensate employees. Misused stock options can give executives perverse incentives to inflate their company’s earnings or make irresponsibly optimistic forecasts in order to keep stock prices high and their paychecks gargantuan. Numerous companies have chosen to acknowledge the distortion to reported earnings caused by the non-expensing of options and have elected to expense options going forward. We believe Waste Management should follow suit, to better reflect the company’s true earnings and provide additional discipline against overuse.

	4	Approve Executive Incentive Bonus Plan		For	Against		Mgmt

Though we commend the company on its effort to link stock grants and cash bonuses with clearly defined performance criteria, the plan’s annual individual award limit has the potential to exceed our guidelines for cash and stock based executive incentive programs due to its open-ended, unlimited nature. In years where there are substantial operating cash flows, the individual award limit parameters prescribed by the plan would not keep payouts to executives within our $2 million individual award limit. As such, this plan has the potential to negatively impact shareholder value beyond a reasonable level. Therefore, we do not support this item.

06/28/04 - S	WellPoint Health Networks Inc. *WLP*		94973H108			05/10/04		2,200
	1	Approve Merger Agreement		For	For		Mgmt

PVS Conclusion: Based on the sensible strategic rationale, the significant market premium, the potential cost and revenue synergies to be derived from the proposed combination, the accretive nature of the deal, and the valuation work and marketing process of company’s financial advisor, we believe the merger agreement warrants shareholder support.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/27/04 - A	Wells Fargo & Company *WFC*		949746101			03/09/04		7,500
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director J.A. Blanchard III		For

The composition of the board does not meet our standard for board and committee independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR the director nominees with the exception of insider Richard M. Kovacevich, and affiliated outsiders Michael W. Wright, Judith M. Runstad, Donald B. Rice, Cynthia H. Milligan, Richard D. McCormick, Reatha Clark King and Robert L. Joss, from whom we will WITHHOLD votes for lack of a two-thirds majority independent board. We will also WITHHOLD votes from Ms. Milligan for serving as an affiliated outsider on the Audit and Nominating committees, from Ms. King and Ms. Runstad for serving as affiliated outsiders on the Audit Committee, from Messrs. Wright and Rice for serving as affiliated outsiders on the Compensation and Nominating committees, and from Mr. McCormick for serving as an affiliated outsider on the Compensation Committee. In addition, we will WITHHOLD votes from Mr. Kovacevuch for serving as both Chairman and CEO.

	1.2	Elect Director Susan E. Engel		For
	1.3	Elect Director Enrique Hernandez, Jr.		For
	1.4	Elect Director Robert L. Joss		Withhold
	1.5	Elect Director Reatha Clark King		Withhold
	1.6	Elect Director Richard M. Kovacevich		Withhold
	1.7	Elect Director Richard D. McCormick		Withhold
	1.8	Elect Director Cynthia H. Milligan		Withhold
	1.9	Elect Director Philip J. Quigley		For
	1.10	Elect Director Donald B. Rice		Withhold
	1.11	Elect Director Judith M. Runstad		Withhold
	1.12	Elect Director Stephen W. Sanger		For

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.13	Elect Director Susan G. Swenson		For
	1.14	Elect Director Michael W. Wright		Withhold
	2	Approve Retirement Plan		For	For		Mgmt

This proposal would allow employees receive a reasonable matching contribution in stock on compensation that would have not been eligible for a match under the regular 401(k) because of Code limitations or deferrals. Furthermore, the dilution arising from stock issuance under this plan is minimal. As such, we recommend a vote for this benefit plan.

	3	Ratify Auditors		For	For		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely. We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.

	4	Expense Stock Options		Against	For		ShrHoldr

However, given the fact that stock options have become an integral component of compensation, their value cannot be ignored and treated as “no-cost” compensation. We believe that stock options should be expensed along with other forms of compensation. Given that (1) many companies use stock options as a significant component of overall compensation, (2) the exercise of options result in a transfer of shareholder value, and (3) the contingent cost of options reduces earnings, we believe that options should be expensed along with other forms of compensation to better reflect the company’s true earnings and provide additional discipline against overuse. Moreover, this proposal received majority support at last year’s meeting.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	5	Limit Executive Compensation		Against	For		ShrHoldr

Given the exponential rise of executive salaries over the past decade and excessive dilution levels, we support shareholder proposals calling for substantial reform in this area, particularly with regard to overly excessive executive pay especially when untied to performance. PVS feels the features endorsed by this proposal, such as granting restricted stock based on achievement of performance criteria, disclosure of actual hurdle rates for the performance criteria and a vesting requirement of at least three years, encourage strong linkage between the company’s performance and compensation at the senior executive level. By establishing minimum vesting provisions, shareholders are assured that executives who received stock grants are retained in the company and are committed to maximize stock returns over the long-term. We strongly favor the use of award vehicles whose grant or vesting is directly tied to the attainment of rigorous performance goals, which should be disclosed to shareholders. Therefore, we support this proposal.

	6	Link Executive Compensation to Social Issues		Against	For		ShrHoldr

In view of the company’s controversies regarding predatory lending practices, we believe that this shareholder proposal warrants careful consideration. Although the proposal does not give specific measures to tie the predatory lending practices to executive compensation, PVS feels that this proposal sends a strong message to management that stronger ties need to be defined, and put in place. Therefore, we will support this item.

	7	Report on Political Contributions/Activities		Against	For		ShrHoldr

PVS believes this proposal sends a strong message to the board that increased disclosure is needed for the use of company resources being contributed to political parties, candidates, committees, or politically affiliated entities. Shareholders have the inherent right to know if their capital is being used for social causes beyond the companies day to day operations. Therefore, we will support this item.

04/13/04 - A	Weyerhaeuser Co. *WY*		962166104			02/20/04		8,100
	1	Elect Directors		For	Split		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.1	Elect Director Steven R. Rogel		Withhold

The composition of the board does not meet our standard for board and committee independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR director nominee James N. Sullivan, but WITHHOLD votes from insider Steven R. Rogel, and affiliated outsiders Richard H. Sinkfield and William D. Ruckelshaus for lack of a two-thirds majority independent board. In addition, we will WITHHOLD votes from Mr. Ruckelhaus for serving as an affiliated outsider on the Audit and Nominating committees, from Mr. Sinkfield for serving as an affiliated outsider on the Nominating Committee, and from Mr. Rogel for serving as both chairman and CEO.

	1.2	Elect Director William D. Ruckelshaus		Withhold
	1.3	Elect Director Richard H. Sinkfield		Withhold
	1.4	Elect Director James N. Sullivan		For
	2	Approve Omnibus Stock Plan		For	Against		Mgmt

We do not support this plan. The company’s potential Voting Power Dilution (VPD) for all incentive plans is 12.75% which exceeds our guidelines. Proposals that add to a company’s VPD can potentially dilute the voting interests of common shareholders. In addition, the company does not fully expense its stock options. Given their current accounting treatment of not being charged as an expense against earnings, stock options have been the ultimate tax dodge for companies wishing to lavishly compensate employees. Misused stock options can give executives an incentive to inflate their company’s earnings or make irresponsibly optimistic forecasts in order to keep stock prices high and their paychecks gargantuan. Numerous companies have chosen to acknowledge the distortion to reported earnings caused by the non-expensing of options and have elected to expense options going forward. We believe Weyerhaeuser Co. should follow suit, in accordance with our guidelines.

	3	Declassify the Board of Directors		Against	For		Mgmt

A classified board can entrench management and effectively preclude most takeover bids or proxy contests. Board classification forces the full incumbent board, who has the authority to decide on offers without shareholder approval, to negotiate with dissidents and would-be acquirers. The ability to elect directors is the single most important use of the shareholder franchise, and all directors should be accountable on an annual basis. Managers generally believe that staggered boards provide continuity, but empirical evidence has suggested that such a structure is not in shareholders’ best interests from a financial perspective. We, therefore, support the declassification of a company’s board.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	4	Expense Stock Options		Against	For		ShrHoldr

PVS Analysis PVS supports the general principle motivating this non-binding proposal. In the wake of financial reporting problems and excessive executive compensation at companies like Enron Corp., Worldcom Inc., and Tyco International Ltd., we agree with the growing investor consensus that companies should expense the costs associated with stock options in order to increase the accuracy of their financial statements. Since the expensing of options lowers earnings, most companies have elected not to do so. Instead, most companies have opted to disclose option values only in the footnotes to their annual reports. However, stock options have become an integral component of compensation and their value cannot be ignored and treated as “no-cost” compensation. Given that (1) many companies use stock options as a significant component of overall compensation, (2) the exercise of options result in a transfer of shareholder value, and (3) the contingent cost of options reduces earnings, we believe that options should be expensed along with all other forms of compensation to better reflect the company’s true earnings and provide additional discipline against overuse. As such, PVS will vote FOR the proposal.

	5	Implement Restricted Share Executive Compensation Plan		Against	For		ShrHoldr

PVS supports the general principal of performance-based compensation, and believes that there should be strong linkage between company’s performance and compensation at the senior executive level. PVS also favors the use of equity grants whose grant or vesting are directly tied to the attainment of disclosed performance criteria and the associated hurdle rates. Currently, the company uses only stock options as part of the long-term incentive program. Although PVS recognizes that the company’s cash incentive program has performance features in it, the company’s executives may elect to defer part or all of their cash incentive into Weyerhaeuser’s stock units. Besides accruing common dividends for the deferred portion, a 15 percent premium is added if they choose to defer payment for at least five years. The company does not have rigorous executive stock ownership guidelines, ranging from one to three times base salary. No share retention policy has been disclosed and we assume that the company does not have one in place. Despite the fact that certain features of the proposal may be more rigorous than others, PVS supports the underlying principal of the proposal in this case.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	6	Report on Greenhouse Gas Emissions		Against	For		ShrHoldr

We believe that a company’s reporting of its current environmental policies as well as full disclosure of the recent environmental impact and potential risks stemming from its business represents sound business practices. Weyerhauser itself states that it “takes environmental stewardship seriously and is proud of its long history of environmentally responsive practices.” Preparing a report would be in keeping with this “long history” of responsible practice. We contend that shareholders should vote with proponents calling for a report on environmental practices because it makes good sense from an investor point of view. As the resolution only calls for a report and does not require an onerous burden on the company to produce it, the report provides valuable information for investors and shareholders on an issue that has a potentially huge impact on the company and its bottom-line. We support the inclusion of extra information in company materials as it allows shareholders a more precise picture of the company and its long term direction.

	7	Develop Policy Regarding Old Growth Forests		Against	For		ShrHoldr
We believe this proposal is both reasonable and not overly burdensome; as such, we support this proposal.
	8	Ratify Auditors		For	For		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely. We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/20/04 - A	Whirlpool Corp. *WHR*		963320106			02/27/04		4,900
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Allan D. Gilmour		Withhold

The composition of the board does not meet our standard for board and committee independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR director nominee Michael F. Johnston, but WITHHOLD votes from insider David R. Whitwam, and affiliated outsiders Janice D. Stoney and Allan D. Gilmour for lack of a two-thirds majority independent board. We will also WITHHOLD votes from Mr. Gilmour for serving as an affiliated outsider on the Audit Committee, and from Ms. Stoney for serving as an affiliated outsider on the Audit and Compensation committees. In addition, we will WITHHOLD votes from Mr. Whitwam for serving as both chairman and CEO, and from Audit Committee members Mr. Gilmour and Ms. Stoney for neglecting to include auditor ratification on the ballot.

	1.2	Elect Director Michael F. Johnston		For
	1.3	Elect Director Janice D. Stoney		Withhold
	1.4	Elect Director David R. Whitwam		Withhold
	2	Amend Executive Incentive Bonus Plan		For	Against		Mgmt

Though we commend the company on its effort to link cash grants with clearly defined performance criteria, the plan’s annual individual award limit exceeds our guidelines for cash-based executive incentive programs. As such, this plan has the potential to negatively impact shareholder value beyond a reasonable level. Therefore, we do not support this item.

04/22/04 - A	Wyeth *WYE*		983024100			03/12/04		13,600
	1	Elect Directors		For	Split		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.1	Elect Director Clifford L. Alexander, Jr.		Withhold

The composition of the board does not meet our standard for board and committee independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR the director nominees with the exception of insider Robert Essner, and affiliated outsiders John R. Torell III, John D. Feerick, Frank A. Bennack, Jr. and Clifford L. Alexander, Jr., from whom we will WITHHOLD votes for lack of a two-thirds majority independent board. We will also WITHHOLD votes for Mr. Feerick for serving as an affiliated outsider on the Audit and Nominating committees, from Mr. Bennack for serving as an affiliated outsider on the Compensation and Nominating committees, from Mr. Alexander for serving as an affiliated outsider on the Audit Committee, from Mr. Torell for serving as an affiliated outsider on the Nominating Committee, and from Mr. Essner for serving as both Chairman and CEO.

	1.2	Elect Director Frank A. Bennack, Jr.		Withhold
	1.3	Elect Director Richard L. Carrion		For
	1.4	Elect Director Robert Essner		Withhold
	1.5	Elect Director John D. Feerick		Withhold
	1.6	Elect Director Robert Langer		For
	1.7	Elect Director John P. Mascotte		For
	1.8	Elect Director Mary Lake Polan		For
	1.9	Elect Director Ivan G. Seidenberg		For
	1.10	Elect Director Walter V. Shipley		For
	1.11	Elect Director John R. Torell III		Withhold
	2	Ratify Auditors		For	For		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely. We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	3	Report on Drug Pricing		Against	Against		ShrHoldr

We would support a shareholder proposal requesting the company to adopt a special pricing cap for a specific drug in a region (for example AIDS and Africa) based on a clear, and predetermined, dollar-based formula. We acknowledge that the dynamics of global pharmaceutical pricing could pose significant difficulties. Some of this difficult pricing relates to the varying marketplace and regulatory conditions operating in different regions around the world which ultimately impact final drug costs. International operations are also subject to a significant degree of government regulation not found in the United States. Many countries, directly or indirectly, control the selling price of most healthcare products. At the same time, currency fluctuations can also impact the cost of drugs from one country to the next. We believe that this proposal does not warrant pricing restrictions in the U.S. market at this point in time. We will continue to monitor this issue in the future and will revise our policy accordingly.

	4	Amend Animal Testing Policy		Against	Against		ShrHoldr

Because of the current regulations, the restrictive nature of the proposal, and since the company has a policy of using in vitro testing methods when possible, we do not support this resolution at this time.

05/20/04 - A	Xerox Corp. *XRX*		984121103			03/23/04		38,700
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Glenn A. Britt		For

The composition of the board does not meet our standard for board and committee independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR the director nominees with the exception of insider Anne M. Mulcahy and affiliated outsiders John E. Pepper, N.J. Nicholas, Jr., Ralph S. Larsen, Hilmar Kopper and Vernon E. Jordan, Jr., from whom we will WITHHOLD votes for lack of a two-thirds majority independent board. We will also WITHHOLD votes from Messrs. Pepper, Nicholas, Larsen, Kopper and Jordan for standing as affiliated outsiders on key board committees, and from Ms. Mulcahy for serving as both chairman and CEO

	1.2	Elect Director Richard J. Harrington		For
	1.3	Elect Director William Curt Hunter		For
	1.4	Elect Director Vernon E. Jordan, Jr.		Withhold
	1.5	Elect Director Hilmar Kopper		Withhold
	1.6	Elect Director Ralph S. Larsen		Withhold

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.7	Elect Director Anne M. Mulcahy		Withhold
	1.8	Elect Director N.J. Nicholas, Jr.		Withhold
	1.9	Elect Director John E. Pepper		Withhold
	1.10	Elect Director Ann N. Reese		For
	1.11	Elect Director Stephen Robert		For
	2	Ratify Auditors		For	For		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.  We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.

	3	Approve Omnibus Stock Plan		For	Against		Mgmt

We do not support this plan. The company’s potential Voting Power Dilution (VPD) for this plan is 11.94% which exceeds our guidelines. Proposals that add to a company’s VPD can potentially dilute the voting interests of common shareholders. In addition, the company does not fully expense its stock options. Given their current accounting treatment of not being charged as an expense against earnings, stock options have been the ultimate tax dodge for companies wishing to lavishly compensate employees. Misused stock options can give executives perverse incentives to inflate their company’s earnings or make irresponsibly optimistic forecasts in order to keep stock prices high and their paychecks gargantuan. Numerous companies have chosen to acknowledge the distortion to reported earnings caused by the non-expensing of options and have elected to expense options going forward. We believe Xerox should follow suit, to better reflect the company’s true earnings and provide additional discipline against overuse.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	4	Approve Non-Employee Director Omnibus Stock Plan		For	Against		Mgmt

Although the potential Voting Power Dilution (VPD) for the plan of 8.84% meets our guidelines, the company does not fully expense its stock options. Given their current accounting treatment of not being charged as an expense against earnings, stock options have been the ultimate tax dodge for companies wishing to lavishly compensate employees. Misused stock options can give executives perverse incentives to inflate their company’s earnings or make irresponsibly optimistic forecasts in order to keep stock prices high and their paychecks gargantuan. Numerous companies have chosen to acknowledge the distortion to reported earnings caused by the non-expensing of options and have elected to expense options going forward. We believe Xerox should follow suit, to better reflect the company’s true earnings and provide additional discipline against overuse.

08/07/03 - A	* Xilinx, Inc. *XLNX*		983919101			06/09/03		2,500
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Willem P. Roelandts		Withhold
We will vote FOR the directors with the exception of Willem Roelandts, from whom we will WITHHOLD votes for serving as chairman and CEO.
	1.2	Elect Director John L. Doyle		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	1.3	Elect Director Jerald G. Fishman		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	1.4	Elect Director Philip T. Gianos		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.5	Elect Director William G. Howard, Jr.		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	1.6	Elect Director Harold E. Hughes, Jr.		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	1.7	Elect Director Richard W. Sevcik		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	1.8	Elect Director Elizabeth Vanderslice		For

The director nominees meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from all director nominees.

	2	Ratify Auditors		For	For		Mgmt
We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.

04/30/04 - A	Xl Capital Ltd (Formerly Exel Ltd.) *XL*		G98255105			03/15/04		700
Meeting for Holders of ADRs
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/21/04 - A	Yahoo!, Inc. *YHOO*		984332106			03/25/04		11,300
	1	Elect Directors		For	Withhold		Mgmt
	1.1	Elect Director Terry S. Semel		Withhold

The director nominees do not meet our guidelines. We will WITHHOLD votes from insiders Terry S. Semel and Jerry Yang, affiliated outsider Eric Hippeau, and independent outsiders Gary L. Wilson, Edward R. Kozel, Robert A. Kotick, Arthur H. Kern, Ronald W. Burkle and Roy J. Bostock for failing to remove a dead-hand, slow-hand, or similar feature in the company’s poison pill, and for failure to implement the 2003 majority supported poison pill shareholder proposal. In addition, we will WITHHOLD votes from Mr. Semel for serving as both chairman and CEO, and from Mr. Hippeau for questions surrounding his role on Global Crossing’s board.

	1.2	Elect Director Jerry Yang		Withhold
	1.3	Elect Director Roy J. Bostock		Withhold
	1.4	Elect Director Ronald W. Burkle		Withhold
	1.5	Elect Director Eric Hippeau		Withhold
	1.6	Elect Director Arthur H. Kern		Withhold
	1.7	Elect Director Robert A. Kotick		Withhold
	1.8	Elect Director Edward R. Kozel		Withhold
	1.9	Elect Director Gary L. Wilson		Withhold
	2	Amend Employee Stock Purchase Plan		For	For		Mgmt

PVS generally supports broad-based employee stock purchase plans as a means of linking shareholder interests with those of company employees. This plan qualifies as an employee stock purchase plan under Section 423 of the Internal Revenue Code. This plan has a reasonable employee purchasing cap and contains a predetermined offering period. As such, this ESPP meets our guidelines.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	3	Ratify Auditors		For	Against		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.  We do not support this item. In this instance, the non-auditing consulting fees are more than 25 percent of total fees paid. As such, we will vote against the company’s auditor. We believe the integrity of the auditor’s relationship with the company is compromised when a firm is paid excessive consulting fees on top of those paid for auditing services. This arrangement has the potential to open the auditor process to a wide range of conflicts of interest.

	4	Expense Stock Options		Against	For		ShrHoldr

In the absence of an accepted methodology with which to value the contingent cost of stock options, companies that have voluntarily expensed stock options have had flexibility in their selection of a specific valuation methodology. Opponents of option expensing argue that options are difficult to value and expensing options could add complexity and decrease transparency in financial reporting. However, given the fact that stock options have become an integral component of compensation, their value cannot be ignored and treated as “no-cost” compensation. We believe that stock options should be expensed along with other forms of compensation. Given that (1) many companies use stock options as a significant component of overall compensation, (2) the exercise of options result in a transfer of shareholder value, and (3) the contingent cost of options reduces earnings, we believe that options should be expensed along with all other forms of compensation to better reflect the company’s true earnings and provide additional discipline against overuse.

07/22/03 - S	* Zimmer Holdings Inc *ZMH*		98956P102			06/16/03		1,770
	1	Issue Shares in Connection with an Acquisition		For	For		Mgmt
CONCLUSION: Based on the fairness opinion and the potential strategic synergies, we support the merger agreement.

05/10/04 - A	Zimmer Holdings Inc *ZMH*		98956P102			03/15/04		1,770
	1	Elect Directors		For	Withhold		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.1	Elect Director Larry C. Glasscock		Withhold

PVS Conclusion: We will WITHHOLD votes from independent outsiders John L. McGoldrick and Larry C. Glasscock for failure to implement the proposal to submit the company’s poison pill to a shareholder vote.

	1.2	Elect Director John L. McGoldrick		Withhold
	2	Submit Shareholder Rights Plan (Poison Pill) to Shareholder Vote		Against	For		ShrHoldr
Because poison pills greatly alter the balance of power between shareholders and management, shareholders should be allowed to make their own evaluation of such plans.
	3	Ratify Auditors		Against	For		ShrHoldr

PVS Conclusion: We can see no compelling reason why the company’s shareholders should not be given the right to a non-binding ratification of the independent auditor selected by the company’s audit committee.

Vote Summary Report

Jul 01, 2003 - Jun 30, 2001

SSGA INTERNATIONAL GROWTH OPPORTUNITIES FUND - 2D20

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

03/30/04 - A	Asahi Glass Co. Ltd.		J02394120			12/31/03		154,000
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 0, Final JY 6.75, Special JY 0		For	For		Mgmt
	2	Amend Articles to: Reduce Maximum Board Size from 30 to 15 - Authorize Share Repurchases at Board’s Discretion		For	For		Mgmt

Because there is no danger that a share repurchase program would lead to a creeping takeover of the company, nor is the free float low enough to raise concerns about liquidity for remaining shareholders, there is no compelling reason to oppose this amendment to the company’s articles.

	3	Elect Directors		For	For		Mgmt
	4	Approve Executive Stock Option Plan		For	Against		Mgmt
There was not enough information available to make an informed voting decision.
	5	Approve Retirement Bonuses for Directors		For	For		Mgmt
	6	Approve Adjustment to Aggregate Compensation Ceiling for Directors		For	For		Mgmt

03/18/04 - A	ASML Holding NV (Formerly ASM Lithography Hldg)		N07059160			None		104,932
	1	Open Meeting		None	None		Mgmt
	2	Approve Financial Statements and Statutory Reports		For	For		Mgmt
	3	Approve Reserves and Dividend Policy		None	None		Mgmt
	4	Approve Discharge of Management Board		For	For		Mgmt
	5	Approve Discharge of Supervisory Board		For	For		Mgmt
	6	Discussion about Company’s Corporate Governance Report		None	None		Mgmt
	7	Approve Remuneration Policy for Management Board Members		For	For		Mgmt
	8.1	Approve Stock Option Plan for Management Board; Approve Reservation of 500,000 Shares to Guarantee Conversion Rights		For	For		Mgmt

The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans and other favorable terms of the plan. A vote in favor of this proposal is recommended.

Mgmt Rec - Company Management Recommended Vote

1

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	8.2	Approve Stock Option Plans for Other Employees; Approve Reservation of 4.5 Million Shares to Guarantee Conversion Rights		For	For		Mgmt

The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans and other favorable terms of the plan. A vote in favor of this proposal is recommended.

	9	Increase Size of Supervisory Board from Six to Seven Members; Reelect H. Bodt and Elect F. Froehlich and A. van der Poel to Supervisory Board		For	For		Mgmt

This item is the proposal of the board to reelect H. Bodt and to elect F. Froehlich and A. van der Poel as new members of the supervisory board. S. Bergsma will resign at this AGM. These appear to be routine board elections. Due to a lack of controversy surrounding the board in the past, a vote in favor of the board’s proposal is recommended.

	10	Amend Articles Re: Changes to Company’s Corporate Governance Structure to Reflect Recommendations by Dutch Corporate Governance Code; Indemnification of Management and Supervisory Boards		For	For		Mgmt

Under this item the company proposes amendments of the articles of association. The company gives two reasons for the amendments. The first reason is the implementation of the Dutch Corporate Governance Code, and the second is the proposed indemnification by the company of the management and supervisory board. Because the positives outweigh the negatives, a vote in favor of the proposal is recommended.

	11	Grant Board Authority to Issue Authorized Yet Unissued Ordinary Shares Restricting/Excluding Preemptive Rights Up to 20 Percent of Issued Share Capital		For	For		Mgmt

In this item shareholders are asked to authorize the management board to issue up to ten percent of authorized but not yet issued ordinary shares and exclude the preemptive rights of holders of ordinary shares for a period of 18 months beginning from the date of this AGM. This proposal would authorize the management board to issue shares equivalent to 20 percent of currently issued share capital without preemptive rights. This is a reasonable request.

2

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	12	Authorize Repurchase of Up to Ten Percent of Issued Share Capital		For	For		Mgmt

This item requests that shareholders authorize the management board to purchase company shares for a period of 18 months following the date of this meeting. The authorization would allow for the purchase of shares at a minimum price of the nominal value of the share and a maximum price of a ten-percent premium over market value (i.e., opening price on the Amsterdam Stock Exchange on the day of the purchase). The maximum amount of shares that may be purchased is ten percent of total share capital. This is a routine proposal in the Netherlands.

	13	Other Business (Non-Voting)		None	None		Mgmt
	14	Close Meeting		None	None		Mgmt

06/11/04 - A/S	Aventis SA (Formerly Rhone-Poulenc)		F0590R100			None		486
Ordinary Business
	1	Approve Financial Statements and Statutory Reports		For	For		Mgmt
	2	Accept Consolidated Financial Statements and Statutory Reports		For	For		Mgmt
	3	Approve Allocation of Income and Dividends of EUR 1.23 per Share		For	For		Mgmt
	4	Approve Special Auditors’ Report Regarding Related-Party Transactions		For	For		Mgmt
	5	Authorize Repurchase of Up to Ten Percent of Issued Share Capital		For	For		Mgmt
	6	Ratify Yves Nicolas as Alternate Auditor		For	For		Mgmt
Special Business
	7	Amend Article 7 to Reflect 2003 Legal Changes Re: Shareholding Disclosure Requirement		For	Against		Mgmt
	8	Amend Article 11 to Set Term of Management Board Members at Three Years, Down From Five Years Previously		For	For		Mgmt
	9	Amend Article 13 to Set Term of Supervisory Board Members at Three Years, Down From Five Years Previously		For	For		Mgmt
Ordinary Business
	10	Reelect Jean-Marc Bruel as Supervisory Board Member		For	For		Mgmt
	11	Reelect Martin Fruhauf as Supervisory Board Member		For	For		Mgmt
	12	Reelect Serge Kampf as Supervisory Board Member		For	For		Mgmt
	13	Reelect Hubert Markl as Supervisory Board Member		For	For		Mgmt
	14	Reelect Gunter Metz as Supervisory Board Member		For	For		Mgmt

3

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	15	Reelect Didier Pineau-Valencienne as Supervisory Board Member		For	For		Mgmt
	16	Reelect Seham Razzouqi as Supervisory Board Member		For	For		Mgmt
	17	Reelect Michel Renault as Supervisory Board Member		For	For		Mgmt
	18	Reelect Hans-Jurgen Schinzler as Supervisory Board Member		For	For		Mgmt
	19	Reelect Marc Vienot as Supervisory Board Member		For	For		Mgmt
	20	Authorize Filing of Required Documents/Other Formalities		For	For		Mgmt

04/21/04 - A/S	Axa (Formerly Axa-Uap)		F06106102			None		62,395
Ordinary Business
	1	Approve Financial Statements and Statutory Reports		For	For		Mgmt
	2	Accept Consolidated Financial Statements and Statutory Reports		For	For		Mgmt
	3	Approve Allocation of Income and Dividends of EUR 0.57 per Share		For	For		Mgmt
	4	Approve Special Auditors’ Report Regarding Related-Party Transactions		For	For		Mgmt
	5	Reelect Claude Bebear as Supervisory Board Member		For	For		Mgmt
	6	Ratify Mazars & Guerard as Auditors		For	For		Mgmt
	7	Ratify Jean Louis Simon as Alternate Auditor		For	For		Mgmt
	8	Elect Willy Avereyn as Representative of Employee Shareholders to the Supervisory Board, Pending Approval of Item 13		None	For		Mgmt
	9	Elect Cees de Jong as Representative of Employee Shareholders to the Supervisory Board, Pending Approval of Item 13		None	For		Mgmt
	10	Elect Jacques Tabourot as Representative of Employee Shareholders to the Supervisory Board, Pending Approval of Item 13		For	For		Mgmt
	11	Authorize Repurchase of Up to Ten Percent of Issued Share Capital		For	For		Mgmt
Special Business
	12	Allow Board to Issue Shares in the Event of a Public Tender Offer or Share Exchange Offer		For	Against		Mgmt
Because antitakeover mechanisms limit shareholder value by eliminating the takeover or control premium for the company, it is recommended that shareholders oppose this request.

4

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	13	Amend Article 10 Re: Appointment of Representative of Employee Shareholders to the Supervisory Board		For	For		Mgmt

The board is seeking shareholder approval to conduct a share buyback. In accordance with French commercial law, the company may buy back up to 10 percent of its shares outstanding, corresponding to 177,810,313 AXA shares. This is a routine request.

	14	Amend Article 10 Re: Appointment of Employee Representative to the Supervisory Board		Against	Against		Mgmt

Shareholders are presented with an amendment to article 10 of the company’s bylaws that foresees the election of an employee representative to the supervisory board. As the presence of employees on the board may hinder the company from taking steps that are painful from a labor union perspective but, in the long-term, may be in the best interests of the company and its shareholders, it is recommended that shareholders vote with management and oppose this proposal.

	15	Approve Reduction in Share Capital via Cancellation of Repurchased Shares		For	For		Mgmt

This item would enable the company to cancel shares repurchased in connection with the buyback authorized in Item 11 above and reduce its capital by a corresponding amount. The amount of capital that may be cancelled is limited to 10 percent in any two-year period. This is a reasonable request.

	16	Authorize Filing of Required Documents/Other Formalities		For	For		Mgmt

05/13/04 - A/S	BNP Paribas SA (Fm. Banque Nationale De Paris)		F1058Q238			None		11,395
Ordinary Business
	1	Accept Consolidated Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Financial Statements and Statutory Reports		For	For		Mgmt
	3	Approve Allocation of Income and Dividends of EUR 2.175 per Share		For	For		Mgmt
	4	Approve Special Auditors’ Report Regarding Related-Party Transactions		For	For		Mgmt
	5	Authorize Issuance of Bonds/Debentures in the Nominal Value of Up to EUR 30 Billion		For	For		Mgmt
	6	Authorize Repurchase of Up to Ten Percent of Issued Share Capital		For	For		Mgmt

5

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	7	Reelect Louis Schweitzer as Director		For	For		Mgmt
	8	Reelect Lindsay Owen-Jones as Director		For	For		Mgmt
	9	Confirm Expiration of Term of David Peake as Director		For	For		Mgmt
	10	Authorize Filing of Required Documents/Other Formalities		For	For		Mgmt
Special Business
	11	Authorize Issuance of Equity or Equity-Linked Securities with Preemptive Rights up to Aggregate Nominal Amount of EUR 1 Billion		For	For		Mgmt

This item would allow the company to issue new shares and various debt/equity instruments (e.g., warrants, convertible bonds, bonds with warrants, redeemable bonds, exchangeable bonds) for a period of 26 months. This request represents a potential increase less than 100 percent, which is reasonable for issuances without preemptive rights.

	12	Authorize Issuance of Equity or Equity-Linked Securities without Preemptive Rights up to Aggregate Nominal Amount of EUR 340 Million		For	For		Mgmt

This item would allow the company to maintain an authority to issue new shares and various debt/equity instruments. As French companys seek issuance authority over a 26 month period, the amount of this request is reasonable for issuances without preemptive rights.

	13	Authorize Capitalization of Reserves of Up to EUR 1 Billion for Bonus Issue or Increase in Par Value		For	For		Mgmt

This asks shareholders to permit the board to increase issued capital by capitalizing various reserves or retained profits and either increasing the nominal value per share or carrying out a bonus issue. Dilution is not a problem when capital is increased using any of this scenario, as this would merely transfer wealth to shareholders. There is no reason to oppose this request.

	14	Allow Board to Issue Shares in the Event of a Public Tender Offer or Share Exchange Offer, Subject to Certain Conditions		For	For		Mgmt

Because the company provided specific limitations to this authority that lead us to believe that this issuance power would not be used as the typical antitakeover device proposed at French meetings, this item warrants shareholder support.

6

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	15	Amend Terms of Capital Increase Reserved for Employees Participating in Savings-Related Share Purchase Plan Submitted to Shareholder Vote at May 14, 2003, AGM/EGM		For	For		Mgmt

This item is to set a global limit on the above capital issuance requests. The nominal value of the new shares that may be created pursuant to all issuance requests proposed at this meeting — or to the conversion or exercise of attached equity-linked securities — is restricted under a cap. As the dilution levels associated with this company’s share issuance proposals are reasonabe, it is recommended that shareholders support this item.

	16	Approve Reduction in Share Capital via Cancellation of Repurchased Shares		For	For		Mgmt

This item would enable the company to cancel shares repurchased in connection with the buyback authorized in the item above and to reduce its capital by a corresponding amount. The amount of capital that may be cancelled is limited to 10 percent in any two-year period. This is a routine request

	17	Amend Articles of Association Re: Role of Chairman, Access to Information, Internal Control Procedures, Convening of Board Meetings, and Signing of the Minutes of Board Meetings		For	For		Mgmt

These changes mainly reflect the chief executive officer’s responsibilities in organizing and setting internal control procedures. Because the positive amendments outweight the negative ones, it is recommended that shareholders support this item.

	18	Authorize Filing of Required Documents/Other Formalities		For	For		Mgmt

04/15/04 - A	BP PLC (Form. Bp Amoco Plc)		G12793181			None		199,741
	1	Re-elect The Lord Browne of Madingley as Director		For	For		Mgmt
	2	Re-elect Byron Grote as Director		For	For		Mgmt
	3	Re-elect Michael Miles as Director		For	For		Mgmt
	4	Re-elect Sir Robin Nicholson as Director		For	For		Mgmt
	5	Re-elect Dick Olver as Director		For	For		Mgmt
	6	Re-elect Sir Ian Prosser as Director		For	For		Mgmt
	7	Elect Antony Burgmans as Director		For	For		Mgmt
	8	Re-appoint Ernst and Young LLP as Auditors and Authorise Board to Fix Remuneration of Auditors		For	For		Mgmt

7

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	9	Amend Articles of Association Re: Treasury Shares and Annual Retirement of Directors		For	For		Mgmt
	10	Authorise Issuance of Equity or Equity-Linked Securities with Pre-emptive Rights up to Aggregate Nominal Amount of USD 1,820 Million		For	For		Mgmt

This routine capital issuance request would allow the board to issue shares for cash with preemptive rights. The amount of authorized but unissued capital that could be used represents about 33 percent of the currently issued capital. This issuance authority, routinely sought in the United Kingdom, could be used by the company for one year. This is a reasonable issuance request.

	11	Authorise Issuance of Equity or Equity-Linked Securities without Pre-emptive Rights up to Aggregate Nominal Amount of USD 273 Million		For	For		Mgmt

This routine capital issuance request would allow the board to issue shares for cash without preemptive rights. The amount that could be used other than in the context of a rights issue, that is for cash, would be limited to five percent of the issued capital. This is a reasonable issuance request.

	12	Authorise 2.2 Billion Shares for Market Purchase		For	For		Mgmt

Approval of this item would authorize the board to repurchase up to ten percent of the company’s issued capital. The maximum price to be paid for any shares repurchased would be no more than five percent above the average price of the previous ten trading sessions. When timed correctly, repurchases are a legitimate use of corporate funds and can add to long-term shareholder returns.

	13	Authorise the Company to use Treasury Shares for the Purpose of the Employee Share Schemes Operated by the Company		For	For		Mgmt

The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans and other favorable terms of the plan. A vote in favor of this proposal is recommended.

8

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	14	Approve Remuneration Report		For	For		Mgmt

This item requests that shareholders approve the company’s compensation policy, as set out in the company’s Remuneration Report. The Combined Code on Corporate Governance recommends that companies consider including this item on AGM agendas and is now required under U.K. law. Seeking annual shareholder approval for a company’s remuneration policy is a positive corporate governance provision. It allows shareholders to express their support or displeasure over how the company pays and provides incentive to its directors and executives in the most direct way possible. Shareholders displeased with a particular remunerative provision may now vote against this item, instead of (or in addition to) voting against a director or the company’s financial statements. It is recommended that shareholders support this item.

	15	Approve Increase in Remuneration of Non-Executive Directors from GBP 1.5 Million to GBP 2.5 Million		For	For		Mgmt
	16	Accept Financial Statements and Statutory Reports		For	For		Mgmt
Shareholder Proposal
	17	Require the Company to Prepare a Report Re: Mitigating Risks to Shareholder Value when Operating in Protected and Sensitive Areas		Against	Against		ShrHoldr

The company’s board, consulting with shareholders where necessary, is best placed to decide on a suitable approach to risk assessment and disclosure. Asking a company to provide further information of the type suggested by this resolution runs the risk of micromanagement and may arguably lead to commercially confidential information being disclosed. This is unlikely to be in the interests of shareholders. As a result, support for this resolution is not warranted at this time.

11/14/03 - A	British Sky Broadcasting Plc		G15632105			None		97,557
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Elect Lord Wilson as Director		For	For		Mgmt
	3	Elect James Murdoch as Director		For	For		Mgmt
	4	Elect Chase Carey as Director		For	For		Mgmt
	5	Reelect David Evans as Director		For	For		Mgmt
	6	Reelect Lord St John as Director		For	For		Mgmt
	7	Reelect Martin Stewart as Director		For	For		Mgmt
	8	Approve Deloitte and Touche LLP as Auditors and Authorize Board to Fix Their Remuneration		For	For		Mgmt

9

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	9	Approve Remuneration Report		For	For		Mgmt

This item requests that shareholders approve the company’s compensation policy, as set out in the company’s Remuneration Report. The Combined Code on Corporate Governance recommends that companies consider including this item on AGM agendas and is now required under U.K. law. Seeking annual shareholder approval for a company’s remuneration policy is a positive corporate governance provision. It allows shareholders to express their support or displeasure over how the company pays and provides incentive to its directors and executives in the most direct way possible. Shareholders displeased with a particular remunerative provision may now vote against this item, instead of (or in addition to) voting against a director or the company’s financial statements. It is recommended that shareholders support this item.

	10	Authorize EU Political Donations up to GBP 200,000		For	For		Mgmt

This item would enable the company to make donations to EU Political Organizations up to an aggregate amount of GBP 200,000 ($322,000). The authority is being proposed pursuant to changes in company law which came into effect following the Political Parties, Elections and Referendums Act 2000 in Parliament on Feb. 16, 2001. The company states that it has no intention of changing its current practice of not making donations to political parties in the EU. This authority would expire on the day of the AGM in 2004. In accordance with the Act, the company will also disclose in its next annual report any donation made by it or its subsidiaries to an EU Political Organization or any expenses incurred in relation to any such organizations which exceed GBP 200 ($322). This resolution is not problematic.

	11	Authorize Issuance of Equity or Equity-Linked Securities with Preemptive Rights up to Aggregate Nominal Amount of GBP 319,000,000		For	For		Mgmt

This routine capital issuance request would allow the board to issue shares for cash with preemptive rights. The amount of authorized but unissued capital that could be used represents about 33 percent of the currently issued capital. This issuance authority, routinely sought in the United Kingdom, could be used by the company for one year. This is a reasonable issuance request.

10

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	12	Authorize Issuance of Equity or Equity-Linked Securities without Preemptive Rights up to Aggregate Nominal Amount of GBP 48,000,000		For	For		Mgmt

This routine capital issuance request would allow the board to issue shares for cash without preemptive rights. The amount that could be used other than in the context of a rights issue, that is for cash, would be limited to five percent of the issued capital. This is a reasonable issuance request.

	13	Approve Reduction of GBP 1.120 Billion from Share Premium Account		For	For		Mgmt

This resolution seeks shareholder authority to reduce an amount from the company’s share premium account, which will applied towards the company’s deficit in its profit and loss accounts. Under U.K. financial accounting standards, a company may not use the amount standing in its share premium to return finds to share holders. The Companies Act 1985 provides that a company may only repurchase shares or issue a dividend from its distributable reserves. The shareholder circular does not indicate that it is the directors’ intention to make dividend payments or repurchase shares in the immediate future. However, the company would like the financial flexibility to be able to do so, in order to be able to respond quickly to market forces, should circumstances arise in which the directors would feel that such actions are in shareholders’ best interests. The reduction of the share premium account will have no negative impact on the company’s net assets or financial position. This item is a routine accounting procedure.

03/30/04 - A	Canon Inc.		J05124144			12/31/03		28,000
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 15, Final JY 35, Special JY 0		For	For		Mgmt
	2	Amend Articles to: Authorize Share Repurchases at Board’s Discretion		For	For		Mgmt

Because there is no danger that a share repurchase program would lead to a creeping takeover of the company, nor is the free float low enough to raise concerns about liquidity for remaining shareholders, there is no compelling reason to oppose this amendment to the company’s articles.

	3	Elect Directors		For	For		Mgmt
	4.1	Appoint Internal Statutory Auditor		For	For		Mgmt
	4.2	Appoint Internal Statutory Auditor		For	For		Mgmt

11

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	4.3	Appoint Internal Statutory Auditor		For	Against		Mgmt

This nominee for independent auditor cannot be considered independent due to his extensive tenure with the company. It is recommended that shareholders vote against this candidate as he cannot be expected to be an independent monitor of the company’s activities.

	5	Appoint Additional External Auditor		For	For		Mgmt
	6	Approve Retirement Bonuses for Directors and Statutory Auditors		For	For		Mgmt
	7	Approve Adjustment to Aggregate Compensation Ceiling for Directors and Statutory Auditors		For	For		Mgmt

04/22/04 - A	Carnival PLC (formerly P & O Princess Cruises Plc)		G19081101			None		15,667
	1	Re-elect Micky Arison as Director of Carnival Corporation and Carnival plc		For	For		Mgmt
	2	Re-elect Ambassador Richard Capen Jr as Director of Carnival Corporation and Carnival plc		For	For		Mgmt
	3	Re-elect Robert Dickinson as Director of Carnival Corporation and Carnival plc		For	For		Mgmt
	4	Re-elect Arnold Donald as Director of Carnival Corporation and Carnival plc		For	For		Mgmt
	5	Re-elect Pier Luigi Foschi as Director of Carnival Corporation and Carnival plc		For	For		Mgmt
	6	Re-elect Howard Frank as Director of Carnival Corporation and Carnival plc		For	For		Mgmt
	7	Re-elect Baroness Hogg as Director of Carnival Corporation and Carnival plc		For	For		Mgmt
	8	Re-elect Kirk Lanterman as Director of Carnival Corporation and Carnival plc		For	For		Mgmt
	9	Re-elect Modesto Maidique as Director of Carnival Corporation and Carnival plc		For	For		Mgmt
	10	Elect John McNulty as Director of Carnival Corporation and Carnival plc		For	For		Mgmt
	11	Re-elect Peter Ratcliffe as Director of Carnival Corporation and Carnival plc		For	For		Mgmt
	12	Re-elect Sir John Parker as Director of Carnival Corporation and Carnival plc		For	For		Mgmt
	13	Re-elect Stuart Subotnick as Director of Carnival Corporation and Carnival plc		For	For		Mgmt
	14	Re-elect Uzi Zucker as Director of Carnival Corporation and Carnival plc		For	For		Mgmt
	15	Reappoint PricewaterhouseCoopers LLP as Auditors of the Company		For	For		Mgmt
	16	Authorise the Board to Fix Remuneration of the Auditors		For	For		Mgmt
	17	Accept Financial Statements and Statutory Reports		For	For		Mgmt

12

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	18	Approve Remuneration Report		For	For		Mgmt

This item requests that shareholders approve the company’s compensation policy, as set out in the company’s Remuneration Report. The Combined Code on Corporate Governance recommends that companies consider including this item on AGM agendas and is now required under U.K. law. Seeking annual shareholder approval for a company’s remuneration policy is a positive corporate governance provision. It allows shareholders to express their support or displeasure over how the company pays and provides incentive to its directors and executives in the most direct way possible. Shareholders displeased with a particular remunerative provision may now vote against this item, instead of (or in addition to) voting against a director or the company’s financial statements. It is recommended that shareholders support this item.

	19	Authorise Issuance of Equity or Equity-Linked Securities with Pre-emptive Rights up to Aggregate Nominal Amount of USD 24,299,397		For	For		Mgmt

This routine capital issuance request would allow the board to issue shares for cash with preemptive rights. The amount of authorized but unissued capital that could be used represents about 33 percent of the currently issued capital. This issuance authority, routinely sought in the United Kingdom, could be used by the company for one year. This is a reasonable issuance request.

	20	Authorise Issuance of Equity or Equity-Linked Securities without Pre-emptive Rights up to Aggregate Nominal Amount of USD 17,535,030		For	For		Mgmt

This routine capital issuance request would allow the board to issue shares for cash without preemptive rights. The amount that could be used other than in the context of a rights issue, that is for cash, would be limited to five percent of the issued capital. This is a reasonable issuance request.

02/16/04 - A	Compass Group Plc		G23296182			None		93,229
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt

13

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	2	Approve Remuneration Report		For	For		Mgmt

This item requests that shareholders approve the company’s compensation policy, as set out in the company’s Remuneration Report. The Combined Code on Corporate Governance recommends that companies consider including this item on AGM agendas and is now required under U.K. law. Seeking annual shareholder approval for a company’s remuneration policy is a positive corporate governance provision. It allows shareholders to express their support or displeasure over how the company pays and provides incentive to its directors and executives in the most direct way possible. Shareholders displeased with a particular remunerative provision may now vote against this item, instead of (or in addition to) voting against a director or the company’s financial statements. It is recommended that shareholders support this item.

	3	Approve Final Dividend of 5.7 Pence Per Share		For	For		Mgmt
	4	Re-elect Michael Bailey as Director		For	For		Mgmt
	5	Re-elect Denis Cassidy as Director		For	For		Mgmt
	6	Re-elect Sir Francis Mackay as Director		For	For		Mgmt
	7	Ratify Deloitte and Touche LLP as Auditors		For	For		Mgmt
	8	Authorise Board to Fix Remuneration of Auditors		For	For		Mgmt
	9	Authorise EU Political Donations up to GBP 125,000		For	For		Mgmt

This item would enable the Company to make donations to EU Political Organizations up for a period of up to fifteen months. The resolution is not contentious. Because the Company believes that this authority is necessary to ensure that the Company or its subsidiaries do not unintentionally breach the Political Parties, Elections and Referendums Act 2000, it is recommended that shareholders support this item.

10

Amend the Compass Group UK Savings-Related Share Option Scheme, the Compass Group PLC Internation Sharesave Scheme, the Compass Group Share Option Plan, the Compass Group Management Share Option Plan and the Compass Group Long-Term Incentive Plan

				For	For		Mgmt

Recent changes in legislation enable listed companies to hold their own shares as treasury shares which may be used to satisfy share options and share awards in remuneration schemes. The Company wishes to have the flexibility to do this in the future and the resolution seeks shareholder approval to amend the rules of the above schemes and plans. The amendment is of a technical nature and should not significantly affect shareholder value. The Company has informed shareholders that any treasury shares issued to satisfy incentive scheme awards will count towards the “5% in 10” and the “10% in 10” dilution limits.

14

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	11	Authorise Issuance of Equity or Equity-Linked Securities without Pre-emptive Rights up to Aggregate Nominal Amount of GBP 10.8 Million		For	For		Mgmt

This routine capital issuance request would allow the board to issue shares for cash without preemptive rights. The amount that could be used other than in the context of a rights issue, that is for cash, would be limited to five percent of the issued capital. This is a reasonable issuance request.

	12	Authorise 216,887,191 Shares for Market Repurchase		For	For		Mgmt

Approval of this item would authorize the board to repurchase up to ten percent of the company’s issued capital. The maximum price to be paid for any shares repurchased would be no more than five percent above the average price of the previous ten trading sessions. When timed correctly, repurchases are a legitimate use of corporate funds and can add to long-term shareholder returns.

05/05/04 - A	Crh Plc		G25508105			None		79,917
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Dividends		For	For		Mgmt
	3a	Elect D.M. Kennedy as Director		For	For		Mgmt
	3b	Elect P.J. Molloy as Director		For	For		Mgmt
	3c	Elect W.I. O’Mahony as Director		For	For		Mgmt
	3d	Elect D.W. Doyle as Director		For	For		Mgmt
	3e	Elect J.M. de Jong as Director		For	For		Mgmt
	3f	Elect M. Lee as Director		For	For		Mgmt
	3g	Elect T.V. Neill as Director		For	For		Mgmt
	4	Authorize Board to Fix Remuneration of Auditors		For	For		Mgmt
	5	Approve Issuance of Equity Securities without Preemptive Rights		For	For		Mgmt

Approval of this resolution would renew the company’s power to disapply the strict statutory preemption requirements applicable to share issuances. Up to 5.3 percent of the company’s issued share capital could be used, which is reasonable.

Special Business
	6	Approve Stock Dividend Program		For	For		Mgmt

15

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	7	Amend Articles Re: Company Inquiries Into Beneficial Ownership of Shares		For	For		Mgmt

CRH proposes a new article relating to sanctions that may be imposed for failure to respond to a request by the company to disclose the beneficial ownership of shares. Since the company’s limit is set slightly above the legal disclosure threshold of 3 percent, this amendment is slightly positive and warrants shareholder support.

	8	Amend Articles Re: Discharge of D&O Liability Insurance		For	For		Mgmt
This item is to amend the company’s articles of association relating to directors’ and officers’ liability insurance. There is no reason to refuse this request.
	9	Amend Articles Re: Repurchase of Shares		For	For		Mgmt

This item is to amend the company’s articles of association related to the repurchase and reissue of shares. If approved, the company would be allowed to propose a share repurchase and share reissue as a single resolution. This is a legitimate request.

	10	Authorize Share Repurchase Program of 10% of Outstanding Ordinary Share Capital		For	For		Mgmt

Items 10-11. This resolution would authorize the board to operate a share repurchase plan and to reissue shares repurchased under the program (i.e. treasury stock). The amount of shares that may be repurchased under this authority is ten percent of the issued share capital. Shares could not be reissued at a price more than 20 percent above or more than five percent below the average market price. This is a routine request.

	11	Authorize Re-issuance of Repurchased Shares		For	For		Mgmt

10/22/03 - A	Diageo Plc (Formerly Guinness Plc)		G42089113			None		48,777
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Remuneration Report		For	For		Mgmt

This item requests that shareholders approve the company’s compensation policy, as set out in the company’s Remuneration Report. The Combined Code on Corporate Governance recommends that companies consider including this item on AGM agendas and is now required under U.K. law. Seeking annual shareholder approval for a company’s remuneration policy is a positive corporate governance provision. It allows shareholders to express their support or displeasure over how the company pays and provides incentive to its directors and executives in the most direct way possible. Shareholders displeased with a particular remunerative provision may now vote against this item, instead of (or in addition to) voting against a director or the company’s financial statements. It is recommended that shareholders support this item.

16

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	3	Approve Final Dividend of 15.7 Pence Per Share		For	For		Mgmt
	4	Reelect Lord Blyth as Director		For	For		Mgmt
	5	Reelect Keith Oates as Director		For	For		Mgmt
	6	Reelect Paul Walsh as Director		For	For		Mgmt
	7	Approve KPMG Audit Plc as Auditors and Authorize Board to Fix Their Remuneration		For	For		Mgmt
	8	Authorize Issuance of Equity or Equity-Linked Securities without Preemptive Rights up to Aggregate Nominal Amount of GBP 44,833,003		For	For		Mgmt

This routine capital issuance request would allow the board to issue shares for cash without preemptive rights. The amount that could be used other than in the context of a rights issue, that is for cash, would be limited to five percent of the issued capital. This is a reasonable issuance request.

	9	Authorize 309,885,718 Shares for Share Repurchase Program		For	For		Mgmt

Approval of this item would authorize the board to repurchase up to ten percent of the company’s issued capital. The maximum price to be paid for any shares repurchased would be no more than five percent above the average price of the previous ten trading sessions. When timed correctly, repurchases are a legitimate use of corporate funds and can add to long-term shareholder returns.

04/28/04 - A	E.ON AG (formerly Veba Ag)		D24909109			None		850
	1	Receive Financial Statements and Statutory Reports		None	None		Mgmt
	2	Approve Allocation of Income and Dividends of EUR 2.00 per Share		For	For		Mgmt
	3	Approve Discharge of Management Board		For	For		Mgmt
	4	Approve Discharge of Supervisory Board		For	For		Mgmt
	5	Amend Articles Re: Allow for the Issuance of Dividends in Kind		For	For		Mgmt
As this proposal would give shareholders the choice between stock and dividends, there is no reason to oppose this request.

17

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	6	Approve Affiliation Agreements with Subsidiaries (E.ON Nordic Holding GmbH)		For	For		Mgmt
This is a standard agreement between parent and subsidiary. Shareholder support is warranted.
	7	Authorize Share Repurchase Program and Reissuance of Repurchased Shares		For	For		Mgmt
This is a routine German Share repurchase authority.
	8	Ratify PwC Deutsche Revision AG as Auditors		For	For		Mgmt

05/25/04 - A/S	Eni Spa		T3643A145			05/20/04		47,958
Ordinary Business
	1	Accept Financial Statements, Consolidated Accounts, and Statutory Reports		For	For		Mgmt
	2	Approve Allocation of Income		For	For		Mgmt
	3	Authorize Share Repurchase Program		For	For		Mgmt

Shareholders are asked to authorize the board to repurchase company shares as well as to reissue repurchased shares. As permitted by article 2357 of the Italian Civil Code, the maximum amount of company shares that may be repurchased is limited by the global amount of net results and of distributable reserves resulting from the last approved financial statements. This is a routine request.

	4	Elect External Auditors for the Three-Year Term 2004-2006 and Fix Remuneration of Auditors		For	For		Mgmt
	5	Amend Article 2 of the Set of Rules Governing General Meetings of Eni Spa		For	For		Mgmt
	6	Approve Remuneration of Directors		For	For		Mgmt
Special Business
	1	Amend Articles To Reflect New Italian Company Law Regulations		For	Against		Mgmt

The amendments proposed aim at harmonizing the company’s bylaws to mandatory regulations introduced by Italian legislators, while the others aim at either simplifying procedures adopted by the company or at improving the overall formulation of the company’s bylaw. As some of these modifications would have the effect of limiting shareholder rights, it is recommended that shareholders oppose this item.

18

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	2	Amend Articles 17, 19, and 28 of the Company’s Bylaws		For	For		Mgmt
As the proposed amendments to the company’s articles aim at introducing good corporate governance practices, it is recommended that shareholders support this item.

06/29/04 - A	Fanuc Ltd.		J13440102			03/31/04		20,500
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 11, Final JY 12, Special JY 0		For	For		Mgmt
	2	Amend Articles to: Authorize Share Repurchases at Board’s Discretion		For	Against		Mgmt
Because allowing the company to repurchase shares solely at the board’s discretion is not in shareholders’ interest, it is recommended that shareholders oppose the whole resolution.
	3	Elect Directors		For	For		Mgmt
	4	Appoint Internal Statutory Auditor		For	For		Mgmt
	5	Approve Adjustment to Aggregate Compensation Ceilings for Directors and Statutory Auditors		For	For		Mgmt
	6	Approve Retirement Bonuses for Directors and Statutory Auditor		For	For		Mgmt

09/30/03 - A	Flextronics International Ltd. *FLEX*		Y2573F102			None		117,900
	1	Reelect Richard Sharp as Director		For	For		Mgmt
	2a	Reelect James Davidson as Director		For	For		Mgmt
	2b	Reelect Lip-Bu Tan as Director		For	For		Mgmt
	3	Reelect Patrick Foley as Director		For	For		Mgmt
	4	Reappoint Deloitte & Touche as Auditors and Authorize Board to Fix Their Remuneration		For	For		Mgmt
	5	Amend 1997 Employee Share Purchase Plan		For	For		Mgmt

The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans and other favorable terms of the plan. A vote in favor of this proposal is recommended.

	6	Approve Issuance of Shares without Preemptive Rights		For	For		Mgmt

This item requests a mandate for the board to issue shares up to a maximum of 50 percent of issued share capital at the date of approval. Shares up to maximum of 20 percent of issued capital may be issued without preemptive rights. This is a routine financing request.

19

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	7	Approve Nonexecutive Directors’ Fees		For	For		Mgmt
	8	Authorize Share Repurchase Program		For	For		Mgmt

The board is seeking the authority to repurchase up to 10 percent of issued capital. Based on issued and paid up capital, this could result in the purchase of up to 52 million shares. The shares will be cancelled. This is a routine request.

05/17/04 - A	GlaxoSmithKline PLC (formerly Glaxo Wellcome Plc)		G3910J112			None		84,925
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Remuneration Report		For	For		Mgmt
	3	Elect Lawrence Culp as Director		For	For		Mgmt
	4	Elect Crispin Davis as Director		For	For		Mgmt
	5	Elect Sir Robert Wilson as Director		For	For		Mgmt
	6	Elect Tachi Yamada as Director		For	For		Mgmt
	7	Re-elect Sir Christopher Hogg as Director		For	For		Mgmt
	8	Re-appoint PricewaterhouseCoopers LLP as Auditors of the Company		For	For		Mgmt
	9	Authorise Board to Fix Remuneration of the Auditors		For	For		Mgmt
	10	Authorise EU Political Donations up to Aggregate Nominal Amount of GBP 100,000		For	For		Mgmt
	11	Authorise Issuance of Equity or Equity-Linked Securities without Pre-emptive Rights up to Aggregate Nominal Amount of GBP 74,330,954		For	For		Mgmt
	12	Authorise 594,647,632 Ordinary Shares for Market Purchase		For	For		Mgmt

04/27/04 - A	HBOS PLC		G4364D106			None		103,818
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Remuneration Report		For	For		Mgmt

This item requests that shareholders approve the company’s compensation policy, as set out in the company’s Remuneration Report. The Combined Code on Corporate Governance recommends that companies consider including this item on AGM agendas and is now required under U.K. law. Seeking annual shareholder approval for a company’s remuneration policy is a positive corporate governance provision. It allows shareholders to express their support or displeasure over how the company pays and provides incentive to its directors and executives in the most direct way possible. Shareholders displeased with a particular remunerative provision may now vote against this item, instead of (or in addition to) voting against a director or the company’s financial statements. It is recommended that shareholders support this item.

20

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	3	Approve Final Dividend of 20.6 Pence Per Ordinary Share		For	For		Mgmt
	4	Elect Kate Nealon as Director		For	For		Mgmt
	5	Elect David Shearer as Director		For	For		Mgmt
	6	Re-elect James Crosby as Director		For	For		Mgmt
	7	Re-elect Phil Hodkinson as Director		For	For		Mgmt
	8	Re-elect Brian Ivory as Director		For	For		Mgmt
	9	Re-appoint KPMG Audit Plc Auditors and Authorise Board to Fix Remuneration of Auditors		For	For		Mgmt
	10	Authorise Issuance of Equity or Equity-Linked Securities without Pre-emptive Rights up to Aggregate Nominal Amount of GBP 48,147,509		For	For		Mgmt

This routine capital issuance request would allow the board to issue shares for cash without preemptive rights. The amount that could be used other than in the context of a rights issue, that is for cash, would be limited to five percent of the issued capital. This is a reasonable issuance request.

	11	Authorise 385,035,595 Ordinary Shares for Market Purchase		For	For		Mgmt

Approval of this item would authorize the board to repurchase up to ten percent of the company’s issued capital. The maximum price to be paid for any shares repurchased would be no more than five percent above the average price of the previous ten trading sessions. When timed correctly, repurchases are a legitimate use of corporate funds and can add to long-term shareholder returns.

12

Authorise EU Political Donations up to Aggregate Nominal Amount of GBP 25,000 and Authorise HBOS UK plc, a Subsidiary of the Company, to Make EU Political Donations up to Aggregate Nominal Amount of GBP 75,000

				For	For		Mgmt

This item would enable the Company to make donations to EU Political Organizations up for a period of up to fifteen months. The resolution is not contentious. Because the Company believes that this authority is necessary to ensure that the Company or its subsidiaries do not unintentionally breach the Political Parties, Elections and Referendums Act 2000, it is recommended that shareholders support this item.

21

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	13	Amend Articles of Association Re: Preference Shares		For	For		Mgmt
The Company is proposing a series of changes to its articles of association in respect of its share capital. These are non-contententious modification that warrant shareholder support.

06/18/04 - A	Hoya Corp.		J22848105			03/31/04		11,000
	1	Amend Articles to: Expand Business Lines - Authorize Share Repurchases at Board’s Discretion		For	For		Mgmt
	2	Elect Directors		For	For		Mgmt
	2.1	Elect Director		For
	2.2	Elect Director		For
	2.3	Elect Director		For
	2.4	Elect Director		For
	2.5	Elect Director		For
	2.6	Elect Director		For
	2.7	Elect Director		For
	2.8	Elect Director		For
	3	Approve Executive Stock Option Plan		For	For		Mgmt

The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans and other favorable terms of the plan. A vote in favor of this proposal is recommended.

05/28/04 - A	HSBC Holdings Plc		G4634U169			None		69,787
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2a	Re-elect Lord Butler as Director		For	For		Mgmt
	2b	Re-elect Baroness Lydia Dunn as Director		For	For		Mgmt
	2c	Elect Rona Fairhead as Director		For	For		Mgmt
	2d	Re-elect William Fung as Director		For	For		Mgmt
	2e	Elect Michael Geoghegan as Director		For	For		Mgmt
	2f	Re-elect Sharon Hintze as Director		For	For		Mgmt
	2g	Re-elect John Kemp-Welch as Director		For	For		Mgmt
	2h	Re-elect Sir Mark Moody-Stuart as Director		For	For		Mgmt
	2i	Re-elect Helmut Sohmen as Director		For	For		Mgmt
	3	Re-appoint KPMG Audit Plc as Auditors and Authorise Board to Fix Remuneration of Auditors		For	For		Mgmt

22

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	4	Approve Remuneration Report		For	For		Mgmt

This item requests that shareholders approve the company’s compensation policy, as set out in the company’s Remuneration Report. The Combined Code on Corporate Governance recommends that companies consider including this item on AGM agendas and is now required under U.K. law. Seeking annual shareholder approval for a company’s remuneration policy is a positive corporate governance provision. It allows shareholders to express their support or displeasure over how the company pays and provides incentive to its directors and executives in the most direct way possible. Shareholders displeased with a particular remunerative provision may now vote against this item, instead of (or in addition to) voting against a director or the company’s financial statements. It is recommended that shareholders support this item.

	5	Authorise 1,099,900,000 Ordinary Shares for Market Purchase		For	For		Mgmt

Approval of this item would authorize the board to repurchase up to ten percent of the company’s issued capital. The maximum price to be paid for any shares repurchased would be no more than five percent above the average price of the previous ten trading sessions. When timed correctly, repurchases are a legitimate use of corporate funds and can add to long-term shareholder returns.

6

Auth. Issuance of Non-Cumulative Pref. Shares with Pre-emptive Rights up to Aggregate Nominal Amount of GBP 100,000, USD 100,000 and EUR 100,000; and Auth. Issuance of Ord. Shares with Pre-emptive Rights up to Aggregate Nominal Amount of USD 1,099,900,000

				For	For		Mgmt

This routine capital issuance request would allow the board to issue shares for cash with preemptive rights. The amount of authorized but unissued capital that could be used represents about 33 percent of the currently issued capital. This issuance authority, routinely sought in the United Kingdom, could be used by the company for one year. This is a reasonable issuance request.

23

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	7	Authorise Issuance of Equity or Equity-Linked Securities without Pre-emptive Rights up to Aggregate Nominal Amount of USD 274,975,000		For	For		Mgmt

This routine capital issuance request would allow the board to issue shares for cash without preemptive rights. The amount that could be used other than in the context of a rights issue, that is for cash, would be limited to five percent of the issued capital. This is a reasonable issuance request.

	8	Approve Increase in Remuneration of Non-Executive Directors from GBP 35,000 to GBP 55,000 Per Annum		For	For		Mgmt

04/27/04 - A	ING Groep NV		N4578E413			04/20/04		3,577
	1	Open Meeting		None	None		Mgmt
	2.1	Receive Reports of Management and Supervisory Boards		None	None		Mgmt
	2.2	Receive Explanation of Reserves and Dividend Policy		None	None		Mgmt
	3.1	Approve Financial Statements of 2003		For	For		Mgmt
	3.2	Approve Dividends		For	For		Mgmt
	4	Ratify Ernst & Young Accountants as Auditors		For	For		Mgmt
	5.1	Approve Discharge of Management Board		For	For		Mgmt
	5.2	Approve Discharge of Supervisory Board		For	For		Mgmt
	6	Discussion about Company’s Corporate Governance Report		None	None		Mgmt
	7.1	Approve Remuneration Policy of Management Board		For	For		Mgmt
	7.2	Approve Long-Term Incentive Plan (50 Percent Stock Options and 50 Percent Performance Shares)		For	For		Mgmt
8

Amend Articles Re: Binding Director Nominations; Establish Profile on Expertise and Ethical Standards for Directors; Approve Remuneration Policy for Management Board; Threshold for Submitting Shareholder Proposals; Reduce Par Value of B Preference Share

				For	For		Mgmt

This item asks for shareholder approval to make amendments to reflect the recommendations of new Dutch Corporate Governance Code. These are non-contentious modifications that warrant shareholders support.

	9	Elect Supervisory Board Member		For	For		Mgmt
	10	Elect E. Bourdais de Charbonniere as New Member of Supervisory Board		For	For		Mgmt

24

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

11

Grant Board Authority to Issue Ordinary Shares Restricting/Excluding Preemptive Rights Up to 20 Percent of Issued Capital and All Authorized Yet Unissued B Preference Shares Restricting/Excluding Preemptive Rights

				For	Against		Mgmt
The potential dilution from this request amounts to 28.2 percent, which is excessive.
	12	Authorize Repurchase of Up to Ten Percent of Issued Share Capital		For	For		Mgmt

This requests that shareholders authorize the management board to purchase company shares or depositary receipts for a period of 18 months following the date of this meeting. The authorization would allow for the purchase of shares at a minimum price of the nominal value of the share and a maximum price of a 10-percent premium over market value (i.e., opening price on the Amsterdam Stock Exchange on the day of the purchase). The maximum amount of shares that may be purchased is 10 percent of total share capital. This is a routine proposal in the Netherlands.

	13	Other Business		None	None		Mgmt

06/25/04 - A	Komatsu Ltd.		J35759125			03/31/04		194,000
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 3, Final JY 4, Special JY 0		For	For		Mgmt
	2	Amend Articles to: Expand Business Lines - Authorize Share Repurchases at Board’s Discretion		For	Against		Mgmt
Because allowing the company to repurchase shares solely at the board’s discretion is not in shareholders’ interest, it is recommended that shareholders oppose the whole resolution.
	3	Elect Directors		For	For		Mgmt
	4	Appoint Internal Statutory Auditor		For	For		Mgmt
	5	Approve Executive Stock Option Plan		For	For		Mgmt

The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans and other favorable terms of the plan. A vote in favor of this proposal is recommended.

	6	Approve Adjustment to Aggregate Compensation Ceiling for Directors and Statutory Auditors		For	For		Mgmt
	7	Approve Retirement Bonus for Statutory Auditor		For	For		Mgmt

25

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/29/04 - S	L’Oreal		F58149133			None		654
Special Business
	1	Remove Double-Voting Rights for Long-Term Registered Shareholders, Pending Approval of Item 3		For	For		Mgmt

This item asks shareholders to authorize an amendment to Article 12 of the company’s articles of association, which would remove the company’s practice of granting double voting rights to registered shareholders of two or more years. This proposal warrants shareholder support.

	2	Amend Articles of Association to Allow Registered Shareholders to Register Holdings in Their Name by the Day of the Meeting, Pending Approval of Item 3		For	For		Mgmt

Also subject to the approval of Item 3 below, shareholders are asked to authorize another amendment to Article 12, which would reduce the period by which registered shareholders must register their holdings with the company in order to be allowed to vote at the company’s shareholder meetings — from five days prior to the meeting to the day of the meeting. This positive reform warrants support.

	3	Approve Merger by Absorption of Gesparal; Approve Dissolution of Gesparal without Liquidation		For	For		Mgmt

Under Items 3 and 4 shareholders are asked to approve the absorption of Gesparal, the company’s majority shareholder, by L’Oreal (Item 3). Shareholders are also asked to approve the cancellation of L’Oreal shares that were previously held by Gesparal (Item 4). As the proposed transaction would be limited to a period of five years, and because it would eliminate double voting rights, the interests of minority shareholders could be served as a result of this proposal.

	4	Approve Reduction in Share Capital via Cancellation of L’Oreal Shares Held by Gesparal		For	For		Mgmt
	5	Authorize Filing of Required Documents/Other Formalities		For	For		Mgmt

26

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/29/04 - A	L’Oreal		F58149133			None		654
Ordinary Business
	1	Approve Financial Statements and Discharge Directors		For	For		Mgmt
	2	Accept Consolidated Financial Statements and Statutory Reports		For	For		Mgmt
	3	Approve Allocation of Income and Dividends of EUR 1.10 per Share		For	For		Mgmt
	4	Approve Special Auditors’ Report Regarding Related-Party Transactions		For	For		Mgmt
	5	Reelect Rainer E. Gut as Director		For	For		Mgmt
	6	Elect Bernard Kasriel as Director		For	For		Mgmt
	7	Approve Remuneration of Directors in the Aggregate Amount of EUR 1 Million		For	For		Mgmt
	8	Appoint PricewaterhouseCoopers Audit as Auditors and Yves Nicolas as Deputy Auditor		For	For		Mgmt
	9	Appoint Deloitte Touche Tohmatsu Audit as Auditors and Jean-Paul Picard as Deputy Auditor		For	For		Mgmt
	10	Authorize Repurchase of Up to Ten Percent of Issued Share Capital		For	For		Mgmt

The board is seeking shareholder approval to conduct a share buyback. In accordance with French commercial law, the company may buy back up to 10 percent of its shares outstanding, corresponding to 67.61 million L’Oreal shares.

	11	Authorize Filing of Required Documents/Other Formalities		For	For		Mgmt

09/22/03 - S	Li & Fung		G5485F144			None		212,000
	1	Approve Acquisition of Remaining Interest in International Sourcing Group LLC. for a Total Consideration of $5.2 Million to be Satisfied by the Issuance of 3.8 Million New Shares of HK$0.025 Each		For	For		Mgmt

This item seeks shareholder approval for the acquisition of the remaining one-third equity interest in International Sourcing Group, LLC (ISG) by Colby Group Holdings Ltd., a wholly owned subsidiary of Li & Fung Ltd. (the company), from Allan Chartash (Mr. Chartash). The proposed acquisition was deemed as fair following an examination by Watterson Asia Ltd., an independent financial evaluator. The deal appears to be fair to shareholders in that overall dilution is low and the resulting full ownership of ISG is expected to strengthen the company’s new Levi Strauss Signature business. This is a reasonable request and a vote in favor of the proposal is recommended.

27

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/11/04 - A	Li & Fung		G5485F144			None		212,000
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Final Dividend of HK$0.25 Per Share		For	For		Mgmt
	3a	Reelect Danny Lau Sai Wing as Executive Director		For	For		Mgmt
	3b	Reelect Annabella Leung Wai Ping as Executive Director		For	For		Mgmt
	3c	Reelect Paul Edward Selway-Swift as Independent Non-Executive Director		For	For		Mgmt
	4	Approve Remuneration of All Directors at HK$80,000 and Additional Remuneration of HK$50,000 for Non-Executive Directors Serving on the Audit Committee		For	For		Mgmt
	5	Reappoint PricewaterhouseCoopers as Auditors and Authorize Board to Fix Their Remuneration		For	For		Mgmt
	6	Approve Repurchase of Up to 10 Percent of Issued Capital		For	For		Mgmt

This resolution would extend for one year the board’s authority to repurchase company shares at their discretion. This authority is limited to 10 percent of the outstanding share capital of the company on the date the resolution is passed. This authority operates under strict regulatory guidelines of the SEHK. This is a routine repurchase proposal.

	7	Approve Issuance of Equity or Equity-Linked Securities without Preemptive Rights		For	Against		Mgmt

This resolution is a standard request in Hong Kong for board authority to issue new shares representing up to 10 percent of current outstanding share capital, other than as a rights issue. The directors would have total discretion on the issuance of these shares. The authority would lapse after one year or at the next meeting of shareholders. Because the company has not provided specific language and terms that there will be (1) adequate restrictions on discounts and (2) no authority to refresh the share issuance amounts without prior shareholder approval, it is recommended that shareholders oppose this request.

	8	Authorize Reissuance of Repurchased Shares		For	For		Mgmt

This resolution authorizes the board to reissue any shares repurchased under the general mandate to repurchase shares approved above, without limiting the general mandate to issue shares also approved above. This authority would also be limited to the maximum 10 percent allowed to be repurchased. This request is being made to renew the authority, as the authority to reissue repurchased shares expired with the convening of this meeting. This is a routine request.

28

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	9	Amend Bylaws Re: Voting at General Meetings, Material Interest of Directors in Contracts Entered into by the Company, Nomination of Directors		For	For		Mgmt

This item seeks to amend certain provisions in the articles of association in light of recent changes to applicable laws namely the Companies (Amendment) Ordinance and the Listing Rules. These amendments are proposed in order to update the provisions of the articles in line with revisions made to applicable rules and regulations. In view of this, it is recommended that shareholders vote in favor of this resolution.

05/13/04 - A/S	Lvmh Moet Hennessy Louis Vuitton		F58485115			None		19,365
Ordinary Business
	1	Accept Consolidated Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Financial Statements and Discharge Directors		For	For		Mgmt
	3	Approve Special Auditors’ Report Regarding Related-Party Transactions		For	For		Mgmt
	4	Approve Allocation of Income and Net Dividends of EUR 0.85 per Share		For	For		Mgmt
	5	Ratify Cooptation and Reelect Delphine Arnault as Director		For	For		Mgmt
	6	Reelect Bernard Arnault as Director		For	For		Mgmt
	7	Reelect Jean Arnault as Director		For	For		Mgmt
	8	Reelect Nicholas Clive-Worms as Director		For	For		Mgmt
	9	Reelect Felix G. Rohatyn as Director		For	For		Mgmt
	10	Elect Patrick Houel as Director		For	For		Mgmt
	11	Elect Hubert Vedrine as Director		For	For		Mgmt
	12	Appoint Kilian Hennesy as Censor		For	For		Mgmt
	13	Ratify Deloitte Touche Tohmatsu Audit as Auditors		For	For		Mgmt
	14	Ratify Ernst & Young Audit as Auditors		For	For		Mgmt
	15	Ratify Denis Grison as Alternate Auditor		For	For		Mgmt
	16	Ratify Dominique Thouvenin as Alternate Auditor		For	For		Mgmt
	17	Authorize Repurchase of Up to Ten Percent of Issued Share Capital		For	For		Mgmt

The board is seeking shareholder approval to conduct a share buyback. In accordance with French commercial law, the company may buy back up to 10 percent of its shares outstanding. This is a routine request.

29

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	18	Approve Remuneration of Directors in the Aggregate Amount of EUR 1.14 Million		For	For		Mgmt
Special Business
	19	Approve Reduction in Share Capital via Cancellation of Repurchased Shares		For	For		Mgmt

This item would enable the company to cancel shares repurchased in connection with the buyback authorized in the item above and to reduce its capital by a corresponding amount. The amount of capital that may be cancelled is limited to 10 percent in any two-year period. This is a routine request

	20	Amend Articles of Association Re: Board Size and Terms of Directors, Minimum Share Ownership Requirement for Board Members, Role of Chairman, and Editorial Changes		For	For		Mgmt
As the positive provisions in these new articles outweigh the negative ones. a vote in favor of this proposal is recommended.

04/22/04 - A	Nestle Sa		H57312466			None		5,009
	1a	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	1b	Accept Consolidated Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Discharge of Board and Senior Management		For	For		Mgmt
	3	Approve Allocation of Income and Dividends of CHF 7.20 per Share		For	For		Mgmt
	4a	Elect Edward George as Directors		For	For		Mgmt
	4b	Elect Kaspar Villiger as Directors		For	For		Mgmt
	4c	Elect Rolf Haenggi as Directors		For	For		Mgmt
	4d	Elect Daniel Borel as Directors		For	For		Mgmt
	4e	Elect Carolina Mueller as Directors		For	For		Mgmt

06/24/04 - A	Nitto Denko Corp.		J58472119			03/31/04		69,600
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 17, Final JY 23, Special JY 0		For	For		Mgmt

30

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	2	Amend Articles to: Reduce Board Size - Increase Number of Internal Auditors - Abolish Retirement Bonus System - Authorize Share Repurchases at Board’s Discretion - Streamline Board Structure		For	For		Mgmt

Because there is no danger that a share repurchase program would lead to a creeping takeover of the company, nor is the free float low enough to raise concerns about liquidity for remaining shareholders, there is no compelling reason to oppose this amendment to the company’s articles.

	3	Approve Executive Stock Option Plan		For	For		Mgmt

The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans and other favorable terms of the plan. A vote in favor of this proposal is recommended.

	4	Elect Directors		For	For		Mgmt
	4.1	Elect Director		For
	4.2	Elect Director		For
	4.3	Elect Director		For
	4.4	Elect Director		For
	4.5	Elect Director		For
	5.1	Appoint Internal Statutory Auditor		For	For		Mgmt
	5.2	Appoint Internal Statutory Auditor		For	For		Mgmt
	5.3	Appoint Internal Statutory Auditor		For	Against		Mgmt

This nominee for independent auditor cannot be considered independent due to his extensive tenure with the company or affiliated companies. It is recommended that shareholders vote against this candidate, as he cannot be expected to be an independent monitor of the company’s activities.

	5.4	Appoint Internal Statutory Auditor		For	Against		Mgmt

This nominee for independent auditor cannot be considered independent due to his extensive tenure with the company or affiliated companies. It is recommended that shareholders vote against this candidate, as he cannot be expected to be an independent monitor of the company’s activities.

	6	Approve Deep Discount Stock Option Plan		For	For		Mgmt

The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans and other favorable terms of the plan. A vote in favor of this proposal is recommended.

	7	Approve Adjustment to Aggregate Compensation Ceiling for Statutory Auditors		For	For		Mgmt
	8	Approve Retirement Bonuses for Directors and Statutory Auditors		For	For		Mgmt

31

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	9	Approve Special Payments to Directors and Statutory Auditors in Connection with the Abolition of Retirement Bonus System		For	Against		Mgmt
As the payment of such bonuses to non-executives is a highly inappropriate practice anywhere, not just in Japan, there is no alternative but to recommend opposing the whole item.

06/25/04 - A	Nomura Holdings Inc.		J59009159			03/31/04		34,000
	1	Amend Articles to: Authorize Share Repurchases at Board’s Discretion		For	For		Mgmt

Because there is no danger that a share repurchase program would lead to a creeping takeover of the company, nor is the free float low enough to raise concerns about liquidity for remaining shareholders, there is no compelling reason to oppose this amendment to the company’s articles.

	2	Approve Executive Stock Option Plan and Deep-Discount Stock Option Plan		For	For		Mgmt

The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans and other favorable terms of the plan. A vote in favor of this proposal is recommended.

	3	Elect Directors		For	For		Mgmt

02/24/04 - A	Novartis AG		H5820Q150			02/04/04		88,524
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Discharge of the Board and Senior Management		For	For		Mgmt
	3	Approve Allocation of Income and Dividends of CHF 1.00 per Share		For	For		Mgmt
	4	Approve Transfer of CHF 360.9 Million from General Reserves to Free Reserves		For	For		Mgmt

This item is to approve the transfer of CHF 360.9 million ($291.6 million) from the general reserves to Novartis’s free reserves. Accounting transfers such as this are rare in Switzerland, however ,Swiss company’s are required by law to maintain a certain reserve allocation. Since this proposal follows Swiss regulations and the transferred funds may not be used without shareholder approval, shareholders should support this proposal.

32

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	5	Approve CHF 12.1 Million Reduction in Share Capital via Share Cancellation		For	For		Mgmt

This item would enable Novartis to cancel shares repurchased in connection with an earlier buyback authorization and reduce its capital by a corresponding amount. By Swiss law, the amount of capital that may be cancelled is limited to ten percent. In keeping with our support for the share repurchase program, it is recommended that shareholders vote for this item as well.

	6	Authorize Repurchase of up to Ten Percent of Issued Share Capital		For	For		Mgmt

This item would extend for one year the board’s authority to repurchase company shares. This authority is limited to 10 percent of the outstanding share capital of the company on the date the resolution is passed. When timed correctly, corporate stock repurchases are a legitimate use of corporate funds and can add to long-term shareholder returns.

	7	Amend Articles Re: Reduce Board Terms from Four to Three Years		For	For		Mgmt

Item 7 requests shareholder approval of amendments to the company’s articles of association with regard to reducing the directors’ board terms. The company proposes to reduce these terms from four years to three years. Although the proposed three-year term is not ideal, the amendment still represents a relative improvement compared to the current four-year term.

	8.1	Approve Resignation of Walter Frehner and Heini Lippuner		For	For		Mgmt
	8	Elect Directors		For	For		Mgmt
	9	Ratify PricewaterhouseCoopers AG as Auditors		For	For		Mgmt

06/18/04 - A	NTT DoCoMo Inc.		J59399105			03/31/04		792
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 500, Final JY 500, Special JY 500		For	For		Mgmt
	2	Authorize Share Repurchase Program		For	For		Mgmt
	3	Amend Articles to: Authorize Share Repurchases at Board’s Discretion		For	Against		Mgmt
Because allowing the company to repurchase shares solely at the board’s discretion is not in shareholders’ interest, it is recommended that shareholders oppose this resolution.
	4	Elect Directors		For	For		Mgmt
	4.1	Elect Director		For
	4.2	Elect Director		For
	4.3	Elect Director		For

33

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	4.4	Elect Director		For
	4.5	Elect Director		For
	4.6	Elect Director		For
	4.7	Elect Director		For
	4.8	Elect Director		For
	4.9	Elect Director		For
	4.10	Elect Director		For
	4.11	Elect Director		For
	4.12	Elect Director		For
	4.13	Elect Director		For
	4.14	Elect Director		For
	4.15	Elect Director		For
	4.16	Elect Director		For
	4.17	Elect Director		For
	4.18	Elect Director		For
	4.19	Elect Director		For
	4.20	Elect Director		For
	4.21	Elect Director		For
	4.22	Elect Director		For
	4.23	Elect Director		For
	4.24	Elect Director		For
	4.25	Elect Director		For
	5	Appoint Internal Statutory Auditor		For	For		Mgmt
	6	Approve Retirement Bonuses for Directors and Statutory Auditor		For	Against		Mgmt
As the payment of such bonuses to non-executives is a highly inappropriate practice anywhere, not just in Japan, there is no alternative but to recommend opposing the whole item.

06/07/04 - S	Numico N.V.(Formerly Nutricia N.V.)		N56369106			06/01/04		17,265
	1	Open Meeting		None	None		Mgmt
2

Amend Articles Re: Make Changes to Reflect Dutch Corporate Governance Code; Discontinue Use of Depositary Receipts; Increase Authorized Share Capital from EUR 115 Million to EUR 200 Million; Mandatory Takeover Bid Threshold

				For	For		Mgmt

Under this item, the company asks for shareholder approval to make amendments that will also reflect the recommendations of the new Dutch Corporate Governance Code. This is a bundled proposal, however the positive amendments outweigh the negative amendments. On this basis, a vote in favor of the proposal is recommended.

34

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	3	Other Business (Non-Voting)		None	None		Mgmt
	4	Close Meeting		None	None		Mgmt

04/28/04 - A	Reed Elsevier Plc(formerly Reed International PLC)		G74570105			None		65,923
	1a	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	1b	Approve Remuneration Report		For	For		Mgmt

This item requests that shareholders approve the company’s compensation policy, as set out in the company’s Remuneration Report. The Combined Code on Corporate Governance recommends that companies consider including this item on AGM agendas and is now required under U.K. law. Seeking annual shareholder approval for a company’s remuneration policy is a positive corporate governance provision. It allows shareholders to express their support or displeasure over how the company pays and provides incentive to its directors and executives in the most direct way possible. Shareholders displeased with a particular remunerative provision may now vote against this item, instead of (or in addition to) voting against a director or the company’s financial statements. It is recommended that shareholders support this item.

	2	Approve Final Dividend of 8.7 Pence Per Ordinary Share		For	For		Mgmt
	3a	Re-appoint Deloitte and Touche LLP as Auditors of the Company		For	For		Mgmt
	3b	Authorise Board to Fix Remuneration of the Auditors		For	For		Mgmt
	4a	Re-elect Gerard van de Aast as Director		For	For		Mgmt
	4b	Re-elect Morris Tabaksblat as Director		For	For		Mgmt
	4c	Re-elect Rolf Stomberg as Director		For	For		Mgmt
	4d	Re-elect Lord Sharman Of Redlynch as Director		For	For		Mgmt
	5	Authorise Issuance of Equity or Equity-Linked Securities with Pre-emptive Rights up to Aggregate Nominal Amount of GBP 25,000,000		For	For		Mgmt

This routine capital issuance request would allow the board to issue shares for cash with preemptive rights. The amount of authorized but unissued capital that could be used represents about 15.7 percent of the currently issued capital. This issuance authority, routinely sought in the United Kingdom, could be used by the company for one year. This is a reasonable issuance request.

35

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	6	Authorise Issuance of Equity or Equity-Linked Securities without Pre-emptive Rights up to Aggregate Nominal Amount of GBP 7,900,000		For	For		Mgmt

This routine capital issuance request would allow the board to issue shares for cash without preemptive rights. The amount that could be used other than in the context of a rights issue, that is for cash, would be limited to five percent of the issued capital. This is a reasonable issuance request.

	7	Authorise 127 Million Shares for Market Purchase		For	For		Mgmt

Approval of this item would authorize the board to repurchase up to ten percent of the company’s issued capital. The maximum price to be paid for any shares repurchased would be no more than five percent above the average price of the previous ten trading sessions. When timed correctly, repurchases are a legitimate use of corporate funds and can add to long-term shareholder returns.

04/16/04 - A/S	Renault		F77098105			None		485
Ordinary Business
	1	Accept Consolidated Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Financial Statements and Discharge Directors		For	For		Mgmt
	3	Approve Allocation of Income and Net Dividends of EUR 1.40 per Share		For	For		Mgmt
	4	Approve Special Auditors’ Report Regarding Related-Party Transactions		For	For		Mgmt
	5	Reelect Francois de Combret as Director		For	For		Mgmt
	6	Reelect Bernard Larrouturou as Director		For	For		Mgmt
	7	Elect Jean-Louis Girodolle as Director		For	For		Mgmt
	8	Elect Itaru Koeda as Director		For	For		Mgmt
	9	Elect Francois Pinault as Director		For	For		Mgmt
	10	Approve Discharge of Yoshikazu Hanawa		For	For		Mgmt
	11	Approve Discharge of Bruno Bezard		For	For		Mgmt
	12	Approve Discharge of Jeanne Seyvet		For	For		Mgmt
	13	Confirm Receipt of Special Auditors’ Report Regarding Remuneration of Participating Stock		For	For		Mgmt

36

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	14	Authorize Repurchase of Up to Ten Percent of Issued Share Capital		For	For		Mgmt

The board is seeking shareholder approval to conduct a share buyback. In accordance with French commercial law, the company may buy back up to 10 percent of its shares outstanding. This is a routine item in France.

	15	Authorize Issuance of Bonds/Debentures in the Aggregate Amount of EUR 4 Billion		For	For		Mgmt

This item is to authorize the board to issue bonds or subordinated bonds. The authorization would be valid for a period of one year and would replace the previous authorization. As French companies generally do not expect to utilize the total amount of issuance power they request, and given the reasonable size of this request, it is recommended that shareholders support this item.

Special Business
	16	Approve Reduction in Share Capital via Cancellation of Repurchased Shares		For	For		Mgmt

This item would enable the company to cancel shares repurchased in connection with the buyback authorized in Item 14 above and reduce its capital by a corresponding amount. The amount of capital that may be cancelled is limited to 10 percent in any two-year period, which is a reasonable repurchase proposal in France.

	17	Maintain Authority to Issue Equity and Equity-Linked Securities without Preemptive Rights Submitted to Shareholder Vote on April 29, 2003, to Increase Capital by Up to EUR 300 Million		For	For		Mgmt

This item would allow the company to maintain an authority to issue new shares and various debt/equity instruments. As French companys seek issuance authority over a 26 month period, the amount of this request is reasonable for issuances without preemptive rights.

	18	Amend Articles of Association to Increase the Number of Directors to Be Elected by Shareholders		For	For		Mgmt

With this item, shareholders are asked to approve an amendment that would increase the maximum number of directors to be elected by shareholders from 13 to 14. Because approval of this amendment would authorize the election of a new, independent board member, a vote in favor of this proposal is recommended.

37

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	19	Amend Articles of Association to Reflect Financial Security Legislation Re: Shareholding Disclosure Requirement		For	Against		Mgmt

In this item shareholders are asked to approve an amendment to the company articles regarding shareholding disclosure threshold requirement. This new five percent limit is excessive, and is often only a pretext for an antitakeover defense.

Ordinary Business
	20	Elect Charles de Croisset as Director		For	For		Mgmt
	21	Authorize Filing of Required Documents/Other Formalities		For	For		Mgmt

04/30/04 - A/S	Renault		F77098105			None		6,035
Ordinary Business
	1	Accept Consolidated Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Financial Statements and Discharge Directors		For	For		Mgmt
	3	Approve Allocation of Income and Net Dividends of EUR 1.40 per Share		For	For		Mgmt
	4	Approve Special Auditors’ Report Regarding Related-Party Transactions		For	For		Mgmt
	5	Reelect Francois de Combret as Director		For	For		Mgmt
	6	Reelect Bernard Larrouturou as Director		For	For		Mgmt
	7	Elect Jean-Louis Girodolle as Director		For	For		Mgmt
	8	Elect Itaru Koeda as Director		For	For		Mgmt
	9	Elect Francois Pinault as Director		For	For		Mgmt
	10	Approve Discharge of Yoshikazu Hanawa		For	For		Mgmt
	11	Approve Discharge of Bruno Bezard		For	For		Mgmt
	12	Approve Discharge of Jeanne Seyvet		For	For		Mgmt
	13	Confirm Receipt of Special Auditors’ Report Regarding Remuneration of Participating Stock		For	For		Mgmt
	14	Authorize Repurchase of Up to Ten Percent of Issued Share Capital		For	For		Mgmt
	15	Authorize Issuance of Bonds/Debentures in the Aggregate Amount of EUR 4 Billion		For	For		Mgmt
Special Business
	16	Approve Reduction in Share Capital via Cancellation of Repurchased Shares		For	For		Mgmt
	17	Maintain Authority to Issue Equity and Equity-Linked Securities without Preemptive Rights Submitted to Shareholder Vote on April 29, 2003, to Increase Capital by Up to EUR 300 Million		For	For		Mgmt

38

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	18	Amend Articles of Association to Increase the Number of Directors to Be Elected by Shareholders		For	For		Mgmt
	19	Amend Articles of Association to Reflect Financial Security Legislation Re: Shareholding Disclosure Requirement		For	Against		Mgmt
Ordinary Business
	20	Elect Charles de Croisset as Director		For	For		Mgmt
	21	Authorize Filing of Required Documents/Other Formalities		For	For		Mgmt

06/23/04 - A/S	Sanofi-Synthelabo (Formerly Sanofi)		F5548N101			None		4,272
Ordinary Business
	1	Approve Financial Statements and Statutory Reports		For	For		Mgmt
	2	Accept Consolidated Financial Statements and Statutory Reports		For	For		Mgmt
	3	Approve Allocation of Income and Dividends of EUR 1.53 per Share		For	For		Mgmt
	4	Approve Special Auditors’ Report Regarding Related-Party Transactions		For	For		Mgmt
	5	Authorize Repurchase of Up to Ten Percent of Issued Share Capital		For	For		Mgmt

The board is seeking shareholder approval to conduct a share buyback. In accordance with French commercial law, the company may buy back up to 10 percent of its shares outstanding. This is a routine request.

	6	Authorize Issuance of Bonds/Debentures in the Aggregate Value of EUR 7 Billion		For	For		Mgmt
Special Business
7

Authorize Issuance of Equity or Equity-Linked Securities with Preemptive Rights up to Aggregate Nominal Amount of EUR 750 Million; Set Global Limit for Capital Increase to Result from Issuance Requests in Items 7-10 at EUR 1.25 Billion

				For	For		Mgmt

This item would allow the company to issue new shares and various debt/equity instruments (e.g., warrants, convertible bonds, bonds with warrants, redeemable bonds, exchangeable bonds) for a period of 26 months. This request represents a potential increase less than 100 percent, which is reasonable for issuances with preemptive rights.

39

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	8	Authorize Issuance of Equity or Equity-Linked Securities without Preemptive Rights up to Aggregate Nominal Amount of EUR 750 Million		For	Against		Mgmt
A potential increase of 51 percent of issued capital without preemptive rights exceeds reasonable limits for general requests to issue capital without preemptive rights.
	9	Allow Board to Issue Shares in the Event of a Public Tender Offer or Share Exchange Offer		For	Against		Mgmt
As this proposal could be an antitakeover mechanism that limits shareholder value by eliminating the takeover or control premium for the company, it is recommended that shareholders oppose this item.
	10	Authorize Capitalization of Reserves of Up to EUR 500 Million for Bonus Issue or Increase in Par Value		For	For		Mgmt

This asks shareholders to permit the board to increase issued capital by capitalizing various reserves or retained profits and either increasing the nominal value per share or carrying out a bonus issue. Dilution is not a problem when capital is increased using any of this scenario, as this would merely transfer wealth to shareholders. There is no reason to oppose this request.

	11	Approve Capital Increase Reserved for Employees Participating in Savings-Related Share Purchase Plan		For	For		Mgmt

The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans and other favorable terms of the plan. A vote in favor of this proposal is recommended.

	12	Approve Stock Option Plan Grants		For	Against		Mgmt
Because there are insiders on key board committees such as the audit and the remuneration committees, the administration of this plan is inadequate and a vote against this item is recommended.
	13	Approve Reduction in Share Capital via Cancellation of Repurchased Shares		For	For		Mgmt

This item would enable the company to cancel shares repurchased in connection with the buyback authorized in the item above and to reduce its capital by a corresponding amount. The amount of capital that may be cancelled is limited to 10 percent in any two-year period. This is a routine request

40

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	14	Authorize Capital Increase of Up to EUR 1.429 Billion for Aventis Exchange Offer		For	For		Mgmt

This item seeks shareholder approval to issue shares in connection with the tender share/exchange offer proposed to Aventis shareholders. Pursuant to the offer, a maximum of 714.55 million Sanofi-Synthelabo (Sanofi) shares could be issued. This issuance request represents a capital increase of 97.5 percent over currently issued capital. The company is presenting Aventis shareholders with three separate offers: (1) a combined share and cash offer, (2) an all share offer, and (3) an all cash offer. However, according to the share exchange/offer document, the transaction is going to be 71-percent equity and 29-percent cash financed. Given the expected cost savings and growth potential of the combined entity, and considering the expiration of the shareholder agreement between Total and L’Oreal at the end of 2004, it is recommended that shareholders approve this exchange offer.

	15	Change Company Name to Sanofi-Aventis		For	For		Mgmt
This proposal seeks shareholders’ approval to change the name of the company from Sanofi-Synthelabo to Sanofi-Aventis, pursuant to the acquisition of Aventis.
	16	Amend Articles of Association to Reduce Term of Board Members from Five to Four Years		For	For		Mgmt

This item seeks shareholder approval to reduce the term of board members from five to four years. Because having board members at Sanofi-Aventis stand for reelection every four years rather than every five years is a step in the right direction, it is recommeded that shareholders support this request.

	17	Amend Articles to Reflect 2003 Legal Changes Re: Powers of the Chairman		For	For		Mgmt

This seeks shareholder approval to amend Article 12 of the company’s bylaws, which treats the powers of the chairman. The revised article clarifies the role of the chairman in organizing and leading board meetings as well as his responsibility in reporting to the shareholder meeting. Note also that, in accordance with the terms of the legislation, the chairman no longer acts as the sole representative of the board. There is no reason to oppose this request

41

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	18	Reelect Jean-Francois Dehecq as Director (Representing Sanofi-Synthelabo)		For	For		Mgmt
	19	Reelect Rene Barbier de la Serre as Director (Representing Sanofi-Synthelabo)		For	For		Mgmt
	20	Reelect Robert Castaigne as Director (Representing Sanofi-Synthelabo)		For	For		Mgmt
	21	Reelect Thierry Desmarest as Director (Representing Sanofi-Synthelabo)		For	For		Mgmt
	22	Reelect Lindsay Owen-Jones as Director (Representing Sanofi-Synthelabo)		For	For		Mgmt
	23	Reelect Bruno Weymuller as Director (Representing Sanofi-Synthelabo)		For	For		Mgmt
	24	Confirm Appointment of Lord Douro as Director (Representing Sanofi-Synthelabo)		For	For		Mgmt
	25	Confirm Appointment of Gerard Van Kemmel as Director (Representing Sanofi-Synthelabo)		For	For		Mgmt
	26	Elect Christian Mulliez as Director (Representing Sanofi-Synthelabo)		For	For		Mgmt
	27	Elect Jean-Marc Bruel as Director (Representing Aventis)		For	For		Mgmt
	28	Elect Jurgen Dormann as Director (Representing Aventis)		For	For		Mgmt
	29	Elect Jean-Rene Fourtou as Director (Representing Aventis)		For	For		Mgmt
	30	Elect Serge Kampf as Director (Representing Aventis)		For	For		Mgmt
	31	Elect Igor Landau as Director (Representing Aventis)		For	For		Mgmt
	32	Elect Hubert Markl as Director (Representing Aventis)		For	For		Mgmt
	33	Elect Klaus Pohle as Director (Representing Aventis)		For	For		Mgmt
	34	Elect Hermann Scholl as Director (Representing Aventis)		For	For		Mgmt
	35	Confirm End of Term of Permanent Representative of Elf Aquitaine, L’Oreal, Pierre Castres Saint-Martin, Pierre-Gilles de Gennes, and Herve Guerin as Directors		For	For		Mgmt
	36	Approve Remuneration of Directors in the Aggregate Amount of Up to EUR 1 Million		For	For		Mgmt
	37	Authorize Filing of Required Documents/Other Formalities		For	For		Mgmt

42

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/28/04 - A	SanPaolo Imi Spa		T8249V104			04/23/04		2,980
Annual Meeting Agenda
	1	Approve Financial Statements, Consolidated Accounts, Statutory Reports, and Allocation of Income		For	For		Mgmt
	2	Fix Number of Directors on the Board; Elect Directors for the Three-Year Term 2004-2006; Elect Chairman of the Board; Determine Directors’ Remuneration		For	For		Mgmt
	3	Elect External Auditors for the Three-Year Term 2004-2006 and Fix Remuneration of Auditors		For	For		Mgmt
	4	Authorize Share Repurchase Program and Reissuance of Repurchased Shares		For	For		Mgmt

Shareholders are asked to authorize the board to repurchase company shares as well as to reissue repurchased shares. As permitted by article 2357 of the Italian Civil Code, the maximum amount of company shares that may be repurchased is limited by the global amount of net results and of distributable reserves resulting from the last approved financial statements. This is a routine request.

	5	Appoint One Alternate Internal Statutory Auditor to Reintegrate Members of the Board of Internal Statutory Auditors		For	For		Mgmt

06/29/04 - S	SanPaolo Imi Spa		T8249V104			06/24/04		59,600
Special Meeting Agenda
	1	Amend Articles Partially To Reflect New Italian Company Law Regulations		For	Against		Mgmt
	2	Acquire Part of ‘Fideuram Vita Compagnia di Assicurazioni e Riassicurazioni Spa’ From Its Spin-Off From ‘Banca Fideuram Spa’		For	For		Mgmt

05/06/04 - A	Sap Ag		D66992104			None		7,610
	1	Receive Financial Statements and Statutory Reports		None	None		Mgmt
	2	Approve Allocation of Income and Dividends of EUR 0.80 per Share		For	For		Mgmt
	3	Approve Discharge of Management Board		For	For		Mgmt
	4	Approve Discharge of Supervisory Board		For	For		Mgmt
	5	Ratify KPMG Deutsche Treuhand-Gesellschaft AG as Auditors		For	For		Mgmt

43

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	6	Amend Articles to Reflect Changes in Capital		For	For		Mgmt

Under this item SAP AG proposes to update its articles of association to reflect previous changes to issued share capital. The amended articles will state that the capital stock amounts to EUR 315.4 million ($394.3 million), divided into no par value ordinary shares. Since this amendment is editorial in nature and will not have any impact on the actual share capital, a vote for this proposal is recommended.

	7	Authorize Share Repurchase Program and Reissuance of Repurchased Shares		For	For		Mgmt

Item 7 requests that shareholders authorize the management board to purchase 30 million shares, equivalent to 9.5 percent of its outstanding share capital, for a period of 18 months following the date of this meeting. The authorization would allow for the purchase of shares at a 10-percent discount from market value and a 20-percent premium over market value (i.e., the average closing price on the Frankfurt Stock Exchange for the three trading days preceding the date of the purchase). If purchased through a public offer, the authorization would allow for the acquisition of shares at an average price quoted five to nine days prior to the date of the offer with a deviation up to 20 percent. As per German law, the maximum amount of shares that may be purchased is 10 percent of total share capital.

	8	Authorize Use of Financial Derivatives Method when Repurchasing Shares		For	For		Mgmt

The management and supervisory boards propose that financial derivatives may be used in connection with the share repurchase authorization proposed under Item 7. It is proposed that the repurchase of shares may be accomplished by using put and call options. Given lack of past abuse, this is a supportable request.

05/28/04 - A	Seven-Eleven Japan Co. Ltd.		J71305106			02/29/04		2,000
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 19, Final JY 20, Special JY 0		For	For		Mgmt
	2	Amend Articles to: Expand Business Lines - Authorize Share Repurchases at Board’s Discretion - Limit Directors’ Legal Liability		For	Against		Mgmt
Because allowing the company to repurchase shares solely at the board’s discretion is not in shareholders’ interest, it is recommended that shareholders oppose the whole resolution.

44

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	3	Elect Directors		For	For		Mgmt
	4	Approve Retirement Bonuses for Directors		For	For		Mgmt

06/24/04 - A	Sharp Corp.		J71434112			03/31/04		6,000
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 8, Final JY 10, Special JY 0		For	For		Mgmt
	2	Amend Articles to: Authorize Share Repurchases at Board’s Discretion		For	For		Mgmt

Because there is no danger that a share repurchase program would lead to a creeping takeover of the company, nor is the free float low enough to raise concerns about liquidity for remaining shareholders, there is no compelling reason to oppose this amendment to the company’s articles.

	3	Elect Directors		For	For		Mgmt
	4.1	Appoint Internal Statutory Auditor		For	For		Mgmt
	4.2	Appoint Internal Statutory Auditor		For	Against		Mgmt

This nominee for independent auditor cannot be considered independent due to his extensive tenure with the company or affiliated companies. It is recommended that shareholders vote against this candidate, as he cannot be expected to be an independent monitor of the company’s activities.

	4.3	Appoint Internal Statutory Auditor		For	For		Mgmt
	5	Approve Special Bonus for Family of Deceased Director and Approve Retirement Bonuses for Directors		For	For		Mgmt

10/21/03 - S	Short-Term Investments Co.		825251101			07/25/03		589
	1	Elect Directors		For	For		Mgmt
	2	Approve Conversion to Series of Delaware Statutory Trust		For	For		Mgmt

Reorganizing the fund from a Maryland corporation to a Delaware statutory trust may provide benefits to the fund and its shareholders. Most of the funds of AIM Funds are now or are likely to become Delaware statutory trusts. To the extent that the boards and management of funds of AIM Funds, including the board and management of the fund, have to deal with the law of a single state, rather than the laws of many states, efficiencies may be achieved, both in terms of reduced costs in determining the requirements of law in unique circumstances and the certainty of operating routinely in a familiar regulatory environment.

45

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

01/22/04 - A	Siemens AG		D69671218			None		530
	1	Receive Financial Statements and Statutory Reports		None	None		Mgmt
	2	Approve Allocation of Income and Dividends of EUR 1.10 per Share		For	For		Mgmt
	3	Approve Discharge of Management Board for Fiscal 2002/2003		For	For		Mgmt
	4	Approve Discharge of Supervisory Board for Fiscal 2002/2003		For	For		Mgmt
	5	Ratify KPMG as Auditors		For	For		Mgmt
	6	Elect Jerry Speyer to the Supervisory Board; Elect Hans-Dieter Wiedig as a Deputy Supervisory Board Member		For	For		Mgmt
	7	Authorize Repurchase of up to Ten Percent of Issued Share Capital; Authorize Board to Issue Repurchased Shares		For	For		Mgmt

Item 7 requests that shareholders authorize the management board to purchase company shares until July 21, 2005. The authorization would allow for the purchase of up to 10 percent if purchased through the Frankfurt Stock Exchange. If purchased through a public offer, the authorization would allow for the purchase of shares at the price quoted on the trading day with a deviation of up to 20 percent. The maximum amount of shares that may be purchased is 10 percent of total share capital. This is a routine request.

	8	Approve Creation of EUR 600 Million Pool of Conditional Capital with Preemptive Rights		For	For		Mgmt

Item 8 requests that shareholders authorize the management board to create a pool of conditional capital of EUR 600 million ($678 million). The board would hold the authority to issue shares from this pool until Jan. 21, 2009. Under this authority the board will issue ordinary shares with preemptive rights. This proposed increase represents 22.4 percent of share capital. This issuance is reasonable.

46

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

9

Approve Issuance of Convertible Bonds and/or Bonds with Warrants Attached up to Aggregate Nominal Amount of EUR 11.3 Billion with Preemptive Rights; Approve Creation of EUR 600 Million Pool of Conditional Capital to Guarantee Conversion Rights

				For	For		Mgmt

This proposed capital increase represents an increase of 22.4 percent of currently outstanding capital. These shares will only be issued upon conversion of some type of convertible bond or warrants attached to such bonds. Capital increases of this type are less onerous to shareholders, as a clear savings for the company can be realized on interest costs when convertibility is part of a bond issuance. This is a reasonable request.

06/29/04 - A	SUMITOMO MITSUI FINANCIAL GROUP INC.		J7771X109			03/31/04		7
	1	Approve Allocation of Income, Including the Following Dividends on Ordinary Shares: Interim JY 0, Final JY 3000, Special JY 0		For	For		Mgmt
	2	Amend Articles to: Decrease Authorized Preferred Share Capital to Reflect Conversion of Preferred to Ordinary Shares - Authorize Share Repurchases at Board’s Discretion		For	For		Mgmt

Because there is no danger that a share repurchase program would lead to a creeping takeover of the company, nor is the free float low enough to raise concerns about liquidity for remaining shareholders, there is no compelling reason to oppose this amendment to the company’s articles.

	3	Elect Director		For	For		Mgmt
	4	Appoint Internal Statutory Auditor		For	Against		Mgmt

Given the realities of Japanese business and the strong loyalties to companies held by those with long-standing ties to those companies and their affiliates, the nominee for independent auditor cannot be expected to fulfill the role of independent monitor of the company’s activities on behalf of all shareholders.

	5	Approve Retirement Bonuses for Director and Statutory Auditor		For	Against		Mgmt
As the payment of such bonuses to non-executives is a highly inappropriate practice anywhere, not just in Japan, there is no alternative but to recommend opposing the whole item.

05/14/04 - A	Swiss Reinsurance (Schweizerische Rueckversicherungs)		H84046137			None		1,617
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Discharge of Board and Senior Management		For	For		Mgmt

47

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	3	Approve Allocation of Income and Dividends of CHF 1.10 per Share		For	For		Mgmt
	4	Approve Creation of CHF 2 Million Pool of Conditional Capital without Preemptive Rights		For	For		Mgmt
	5.1a	Reelect George Farr and Rajna Gibson as Directors		For	For		Mgmt
	5.1b	Elect Kaspar Villiger as Director		For	For		Mgmt
	5.2	Reelect PricewaterhouseCoopers Ltd as Auditors		For	For		Mgmt

05/11/04 - A	Taiwan Semiconductor Manufacturing Co.		874039100			03/15/04		142,538
Meeting for Holders of ADRs
	1	TO ACCEPT 2003 BUSINESS REPORT AND FINANCIAL STATEMENTS.		For	For		Mgmt
	2	TO APPROVE THE PROPOSAL FOR DISTRIBUTION OF 2003 PROFITS.		For	For		Mgmt
	3	TO APPROVE THE CAPITALIZATION OF 2003 DIVIDENDS AND EMPLOYEE PROFIT SHARING.		For	For		Mgmt

The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans and other favorable terms of the plan. A vote in favor of this proposal is recommended.

04/29/04 - A	Telefonica S.A. (Formerly Telefonica De Espana, S.A.)		E90183182			None		8,896
	1	Approve Financial Statements, Allocation of Income, and Discharge Directors		For	For		Mgmt
	2	Approve Dividend Per Share		For	For		Mgmt
	3	Approve Auditors		For	For		Mgmt
	4	Authorize Repurchase of Shares		For	For		Mgmt
	5	Approve General Meeting Guidelines		For	For		Mgmt
	6	Authorize Board to Ratify and Execute Approved Resolutions		For	For		Mgmt

04/28/04 - A/S	Total S.A. (Formerly Total Fina Elf S.A)		F92124100			None		5,996
Ordinary Business
	1	Approve Financial Statements and Statutory Reports		For	For		Mgmt
	2	Accept Consolidated Financial Statements and Statutory Reports		For	For		Mgmt

48

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	3	Approve Allocation of Income and Net Dividends of EUR 4.70 per Share		For	For		Mgmt
	4	Approve Special Auditors’ Report Regarding Related-Party Transactions		For	For		Mgmt
	5	Authorize Repurchase of Up to Ten Percent of Issued Share Capital and Reissuance of Repurchased Shares		For	For		Mgmt
	6	Authorize Issuance of Bonds/Debentures		For	For		Mgmt
	7	Reelect Thierry Desmarest as Director		For	For		Mgmt
	8	Reelect Thierry de Rudder as Director		For	For		Mgmt
	9	Reelect Serge Tchuruk as Director		For	For		Mgmt
	10	Elect Daniel Boeuf as Representative of Employee Shareholders to the Board		For	For		Mgmt
	11	Elect Philippe Marchandise as Representative of Employee Shareholders to the Board		Against	Against		Mgmt
	12	Elect Cyril Mouche as Representative of Employee Shareholders to the Board		Against	Against		Mgmt
	13	Elect Alan Cramer as Representative of Employee Shareholders to the Board		Against	Against		Mgmt
	14	Ratify Ernst & Young Audit as Auditors		For	For		Mgmt
	15	Ratify KPMG Audit as Auditors		For	For		Mgmt
	16	Ratify Pierre Jouanne as Alternate Auditor		For	For		Mgmt
	17	Ratify Jean-Luc Decornoy as Alternate Auditor		For	For		Mgmt
	18	Approve Remuneration of Directors in the Aggregate Amount of EUR 900,000		For	For		Mgmt
Special Business
	19	Approve Stock Option Plan Grants		For	For		Mgmt

The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans and other favorable terms of the plan. A vote in favor of this proposal is recommended.

	20	Authorize Issuance of Equity or Equity-Linked Securities with Preemptive Rights up to Aggregate Nominal Amount of EUR 4 Billion		For	For		Mgmt

This item would allow the company to issue new shares and various debt/equity instruments (e.g., warrants, convertible bonds, bonds with warrants, redeemable bonds, exchangeable bonds) for a period of 26 months. This request represents a potential increase less than 100 percent, which is reasonable for issuances without preemptive rights.

49

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	21	Authorize Issuance of Equity or Equity-Linked Securities without Preemptive Rights up to Aggregate Nominal Amount of EUR 2 Billion		For	For		Mgmt

This item would allow the company to maintain an authority to issue new shares and various debt/equity instruments. As French companys seek issuance authority over a 26 month period, the amount of this request is reasonable for issuances without preemptive rights.

	22	Approve Capital Increase Reserved for Employees Participating in Savings-Related Share Purchase Plan		For	For		Mgmt

The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans and other favorable terms of the plan. A vote in favor of this proposal is recommended.

06/23/04 - A	Toyota Motor Corp.		J92676113			03/31/04		89,400
Management Proposals
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 20, Final JY 25, Special JY 0		For	Against		Mgmt

This proposal seeks approval of management’s plans for allocating income for the year. Including the interim dividend, management is proposing a total dividend for the year of JY 45 per share, up from JY 36 the previous year. In this case, the company’s proposed dividend corresponds to a payout ratio of 26 percent based on parent-only earnings, or 13 percent based on consolidated EPS. As discussed below (see Item 7), a group of shareholders is proposing an alternate income allocation for 2003-04, with a final dividend of JY 40, to bring the total dividend up to JY 60.Because support for the higher dividend proposed by shareholders in Item 7 would likely spur demand for Toyota shares and help boost the share price, it is recommended that shareholders oppose this resolution.

	2	Amend Articles to: Authorize Share Repurchases at Board’s Discretion		For	For		Mgmt

Because there is no danger that a share repurchase program would lead to a creeping takeover of the company, nor is the free float low enough to raise concerns about liquidity for remaining shareholders, there is no compelling reason to oppose this amendment to the company’s articles.

	3	Elect Directors		For	For		Mgmt

50

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	4	Approve Executive Stock Option Plan		For	For		Mgmt

The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans and other favorable terms of the plan. A vote in favor of this proposal is recommended.

	5	Authorize Share Repurchase Program		For	For		Mgmt

The board is seeking the authority to repurchase up to 65 million shares, for a maximum of JY 250 billion ($2.27 billion at current exchange rates). This represents approximately 1.8 percent of currently issued capital. The limits on the plan are reasonable.

	6	Approve Retirement Bonuses for Directors and Special Bonus for Family of Deceased Director		For	For		Mgmt
Shareholder Proposals
	7	Approve Alternate Allocation of Income, with a Final Dividend of JY 40 Per Share		Against	For		ShrHoldr

A group of 21 shareholders affiliated with the group Shareholder Ombudsman is behind this proposal. The proponents argue that shareholder-focused management implies that when the company’s profits are high, the payout to shareholders should be high as well. They note that over the past seven years, Toyota’s dividends have ranged from JY 22 to JY 36, and its payout ratios from 20.2 percent to 32.5 percent (on a parent-only basis), with last year’s payout ratio the lowest of this whole period. Because support for the higher dividend is likely to increase demand for Toyota shares and help boost the share price, it is recommended that shareholders support this resolution.

	8	Amend Articles of Incorporation to Require Disclosure of Individual Compensation Levels of Directors and Statutory Auditors		Against	For		ShrHoldr

In item 8, the shareholders propose another amendment to Toyota’s articles of incorporation, which would require the company to disclose more details of its directors’ and statutory auditors’ compensation. Because the proposed amendment will improve the flow of useful, relevant information to shareholders at a reasonable cost, this proposal should enhance the company’s overall reputation for transparency. Support for this resolution is therefore recommended.

51

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	9	Amend Articles of Incorporation to Prohibit Corporate Donations to Political Parties and Political Fundraising Groups		Against	Against		ShrHoldr
Overly restrictive, shareholder support is not warranted at this time.

04/15/04 - A	Ubs Ag		H8920M855				None	35,318
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Allocation of Income and Dividends of CHF 2.60 per Share		For	For		Mgmt
	3	Approve Discharge of Board and Senior Management		For	For		Mgmt
	4	Elect Directors		For	For		Mgmt
	4.3	Ratify Ernst and Young as Auditors		For	For		Mgmt
	5.1	Approve CHF 47.6 Million Reduction in Share Capital via Cancellation of Shares		For	For		Mgmt

This item would enable the company to cancel shares repurchased during fiscal 2003/2004. The company proposes to reduce its capital by CHF 47.6 million ($38.5 million), corresponding to 59.5 million shares. The same transaction was undertaken at last year’s AGM where the share capital was reduced by an amount of CHF 60.8 million ($44 million), or 76 million shares. According to Swiss company law, companies are limited to canceling up to 10 percent of their capital. This is a routine request.

	5.2	Authorize Repurchase of Issued Share Capital		For	For		Mgmt

This is the request for shareholder authorization of the management board to purchase a maximum amount of CHF 6 billion ($4.8 billion) in UBS shares, corresponding to approximately 6 percent of the currently issued capital. The same transaction was undertaken at last year’s AGM. This is a reasonable repurchase request.

04/15/04 - A	Ubs Ag		H8920M855			03/10/04		1,682
Meeting for Holders of ADRs
	1	ANNUAL REPORT, GROUP AND PARENT COMPANY ACCOUNTS FOR 2003. REPORTS OF THE GROUP AND STATUTORY AUDITORS		For	For		Mgmt
	2	APPROPRIATION OF RETAINED EARNINGS. DIVIDEND FOR FINANCIAL YEAR 2003		For	For		Mgmt
	3	DISCHARGE OF THE MEMBERS OF THE BOARD OF DIRECTORS AND THE GROUP EXECUTIVE BOARD		For	For		Mgmt

52

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	4	RE-ELECTION OF BOARD MEMBER: SIR PETER DAVIS		For	For		Mgmt
	5	ELECTION OF NEW BOARD MEMBER: STEPHAN HAERINGER		For	For		Mgmt
	6	ELECTION OF NEW BOARD MEMBER: HELMUT PANKE		For	For		Mgmt
	7	ELECTION OF NEW BOARD MEMBER: PETER SPUHLER		For	For		Mgmt
	8	RE-ELECTION OF GROUP AND STATUTORY AUDITORS ERNST & YOUNG LTD., BASEL		For	For		Mgmt
	9	CAPITAL REDUCTION: CANCELLATION OF SHARES REPURCHASED UNDER THE 2003/2004 SHARE BUYBACK PROGRAM AND RESPECTIVE AMENDMENT OF ARTICLE 4 OF THE ARTICLES OF ASSOCIATION		For	For		Mgmt

Items 9-10. These items seek approval of the company’s share repurchase program. As such repurchases are legally limited to 10 percent of share capital, it is recommended that shareholders approve these items.

	10	CAPITAL REDUCTION: APPROVAL OF A NEW 2004/2005 SHARE BUYBACK PROGRAM		For	For		Mgmt
	11	IN CASE OF AD-HOC SHAREHOLDERS MOTIONS DURING THE ANNUAL GENERAL MEETING, I/WE AUTHORIZE MY/OUR PROXY TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS		For	Against		Mgmt
Details of other business items not disclosed.

07/30/03 - A	Vodafone Group PLC		G93882101			None		1,641,746
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Remuneration Report		For	For		Mgmt

This item requests that shareholders approve the company’s compensation policy, as set out in the company’s Remuneration Report. The Combined Code on Corporate Governance recommends that companies consider including this item on AGM agendas and is now required under U.K. law. Seeking annual shareholder approval for a company’s remuneration policy is a positive corporate governance provision. It allows shareholders to express their support or displeasure over how the company pays and provides incentive to its directors and executives in the most direct way possible. Shareholders displeased with a particular remunerative provision may now vote against this item, instead of (or in addition to) voting against a director or the company’s financial statements. It is recommended that shareholders support this item.

53

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	3	Reelect Lord MacLaurin of Knebworth as Director		For	For		Mgmt
	4	Reelect Kenneth Hydon as Director		For	For		Mgmt
	5	Reelect Thomas Geitner as Director		For	For		Mgmt
	6	Reelect Alec Broers as Director		For	For		Mgmt
	7	Reelect Juergen Schrempp as Director		For	For		Mgmt
	8	Elect John Buchanan as Director		For	For		Mgmt
	9	Approve Final Dividend of 0.8983 Pence Per Share		For	For		Mgmt
	10	Ratify Deloitte and Touche as Auditors		For	For		Mgmt
	11	Authorize Board to Fix Remuneration of Auditors		For	For		Mgmt
	12	Authorize EU Political Donations up to GBP 100,000		For	For		Mgmt

This item would enable the company to make donations to EU Political Organizations up to an aggregate amount of GBP 100,000 ($167,000). The company states that it has no intention of changing its current practice of not making donations to political parties in the EU. This authority would also be subject to shareholder approval, allowing shareholders to oppose the authority if it is abused in any way. Therefore, it is recommended that shareholders support this resolution.

	13	Authorize Issuance of Equity or Equity-Linked Securities with Preemptive Rights up to Aggregate Nominal Amount of USD 900,000,000		For	For		Mgmt

This routine capital issuance request would allow the board to issue shares for cash with preemptive rights. The amount of authorized but unissued capital that could be used represents about 13.2 percent of the currently issued capital. This issuance authority, routinely sought in the United Kingdom, could be used by the company for one year. This is a reasonable issuance request.

	14	Authorize Issuance of Equity or Equity-Linked Securities without Preemptive Rights up to Aggregate Nominal Amount of USD 340,000,000		For	For		Mgmt

This routine capital issuance request would allow the board to issue shares for cash without preemptive rights. The amount that could be used other than in the context of a rights issue, that is for cash, would be limited to five percent of the issued capital. This is a reasonable issuance request.

54

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	15	Authorize 6,800,000,000 Shares for Share Repurchase Program		For	For		Mgmt

Approval of this item would authorize the board to repurchase up to ten percent of the company’s issued capital. The maximum price to be paid for any shares repurchased would be no more than five percent above the average price of the previous ten trading sessions. When timed correctly, repurchases are a legitimate use of corporate funds and can add to long-term shareholder returns.

04/16/04 - A	Zurich Financial Services AG (Formerly Zurich Allied Ag)		H9870Y105			None		10,354
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Allocation of Income and Omission of Dividends		For	For		Mgmt
	3	Approve CHF 360 Million Reduction in Share Capital		For	For		Mgmt

In place of an allocation to dividends, the board proposes a repayment of CHF 2.50 ($2.00) as a result of lowering par value from CHF 9.00 ($7.25) to CHF 6.50 ($5.23). With the new par value, issued capital will be decreased by CHF 360 million ($290 million), from CHF 1,269 million ($1022 million) to CHF 936 million ($754 million). The company currently believes that its current growth is insufficient to enable the payment of a dividend. Since the board wishes to maintain a payment to shareholders, it proposes lowering the par value to execute the reimbursement. Share repayment, which is part of a growing trend in Switzerland, is a direct result of the increasing criticism of excess cash reserves that had long been acceptable under Swiss practices.

	4	Approve Discharge of Board and Senior Management		For	For		Mgmt
	5	Elect Directors		For	For		Mgmt
	5.2	Reelect PricewaterhouseCoopers AG as Auditors		For	For		Mgmt

55

Vote Summary Report

Jul 01, 2003 - Jun 30, 2004

Ssga Large Cap Growth - 2D28

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/24/04 - A	Best Buy Co., Inc. *BBY*		086516101			04/26/04		4,000
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Bradbury H. Anderson		For
	1.2	Elect Director K.J. Higgins Victor		For
	1.3	Elect Director Allen U. Lenzmeier		For
	1.4	Elect Director Frank D. Trestman		For
	1.5	Elect Director James C. Wetherbe		For
	1.6	Elect Director Ronald James		Withhold
Ronald James is an affiliated outsider on the nominating committee.
	1.7	Elect Director Matthew H. Paull		Withhold
Matthew H. Paull is an affiliated outsider on the audit committee.
	1.8	Elect Director Mary A. Tolan		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Approve Omnibus Stock Plan		For	For		Mgmt

The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans is within the allowable cap of 15%, and the reasonable terms of the plan.

05/26/04 - A	Exxon Mobil Corp. *XOM*		30231G102			04/05/04		2,500
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Approve Non-Employee Director Restricted Stock Plan		For	For		Mgmt
	4	Affirm Political Nonpartisanship		Against	Against		ShrHoldr
	5	Report on Political Contributions/Activities		Against	Against		ShrHoldr
	6	Report on Equatorial Guinea		Against	Against		ShrHoldr
	7	Separate Chairman and CEO Positions		Against	Against		ShrHoldr
	8	Prohibit Awards to Executives		Against	Against		ShrHoldr
	9	Report on Stock Option Distribution by Race and Gender		Against	Against		ShrHoldr
	10	Amend EEO Statement to Include Reference to Sexual Orientation		Against	Against		ShrHoldr
	11	Report on Climate Change Research		Against	Against		ShrHoldr

Mgmt Rec - Company Management Recommended Vote

1

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/25/04 - A	Fannie Mae *FNM*		313586109			04/06/04		3,700
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Stephen B. Ashley		For
	1.2	Elect Director Kenneth M. Duberstein		For
	1.3	Elect Director Thomas P. Gerrity		For
	1.4	Elect Director Timothy Howard		For
	1.5	Elect Director Ann Korologos		For
	1.6	Elect Director Frederic V. Malek		For
	1.7	Elect Director Donald B. Marron		For
	1.8	Elect Director Daniel H. Mudd		For
	1.9	Elect Director Anne M. Mulcahy		For
	1.10	Elect Director Joe K. Pickett		For
	1.11	Elect Director Leslie Rahl		For
	1.12	Elect Director Franklin D. Raines		For
	1.13	Elect Director H. Patrick Swygert		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Amend Employee Stock Purchase Plan		For	For		Mgmt

The plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	4	Provide for Cumulative Voting		Against	Against		ShrHoldr
Cumulative voting permits a director to be elected who would represent and further a special interest as opposed to acting for the benefit of all shareholders.

05/25/04 - A	Gilead Sciences, Inc. *GILD*		375558103			04/05/04		3,400
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Paul Berg		For
	1.2	Elect Director Etienne F. Davignon		For
	1.3	Elect Director James M. Denny		For
	1.4	Elect Director John C. Martin		For
	1.5	Elect Director Gordon E. Moore		For
	1.6	Elect Director Nicholas G. Moore		For
	1.7	Elect Director George P. Shultz		For
	1.8	Elect Director Gayle E. Wilson		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

2

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	3	Approve Omnibus Stock Plan		For	For		Mgmt
The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans, and the reasonable terms of the plan.
	4	Increase Authorized Common Stock		For	For		Mgmt
The size of the increase (40%) requested falls within guidelines.

05/27/04 - A	Teradyne, Inc. *TER*		880770102			04/05/04		14,700
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director John P. Mulroney		For
	1.2	Elect Director Patricia S. Wolpert		For
	2	Amend Employee Stock Purchase Plan		For	For		Mgmt

The plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	3	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

06/01/04 - A	The TJX Companies, Inc. *TJX*		872540109			04/12/04		9,400
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Gary L. Crittenden		For
	1.2	Elect Director Edmond J. English		For
	1.3	Elect Director Richard G. Lesser		For
	2	Amend Omnibus Stock Plan		For	For		Mgmt
The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans, and the reasonable terms of the plan.
	3	Implement ILO Based Code of Conduct		Against	Against		ShrHoldr
	4	Report on Vendor Standards		Against	Against		ShrHoldr
	5	Declassify the Board of Directors		Against	For		ShrHoldr

Classified boards serve to entrench management and discourage bidders by preventing replacement of the board in one year. In addition, shareholders are prevented from removing board members who are not acting in the best interest of shareholders until their term is completed.

3

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/04/04 - A	Wal-Mart Stores, Inc. *WMT*		931142103			04/05/04		9,700
	1	Elect Directors		For	For		Mgmt
	2	Approve Stock Option Plan		For	For		Mgmt

The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans is within the allowable cap of 15%, and the reasonable terms of the plan.

	3	Approve Stock Option Plan		For	For		Mgmt
	4	Amend Employee Stock Purchase Plan		For	For		Mgmt

The plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	5	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	6	Separate Chairman and CEO Positions		Against	Against		ShrHoldr
	7	Prepare Sustainability Report		Against	For		ShrHoldr

In this case, Wal-Mart has some discussion of issues related to sustainability available on the company website and through its other initiatives, it does not specifically address a number of key, environment, health and safety, and economic issues in detail. Sustainability reporting is becoming the norm at many large companies and that Wal-Mart has continued to face concerns related to certain employment and labor issues in its operations. As such, more comprehensive reporting on sustainability issues will benefit Wal-Mart, as this will help the company to better assess the financial risks that such issues pose to its business and the company’s future growth. Further, considering the scope of this proposal and the fact that some of this information is already available on parts of the company’s website, it does not appear that consolidation of this data into a sustainability report would prove overly burdensome or costly to shareholders.

	8	Report on Stock Option Distribution by Race and Gender		Against	Against		ShrHoldr
	9	Report on Genetically Modified Organisms (GMO)		Against	Against		ShrHoldr

4

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	10	Prepare Diversity Report		Against	For		ShrHoldr

In this case, the proponents are asking the company to disclose information about the company’s equal employment policies and programs, the minority composition of the workforce, policies aimed at increasing women and minority managers, and policies regarding supporting minority owned businesses and suppliers. Wal-Mart has been subject of one or more EEOC lawsuits alleging employer discrimination and possibly one of the largest gender discrimination lawsuits in history. While the company does disclose some general information regarding its diversity initiatives on its website and publishes a brochure containing such information, the company does not disclose data regarding the advancement of women and minorities throughout the various levels of the company. As employment diversity issues and subsequent litigation can affect the company’s bottom line and reputation, increased disclosure of the type requested by this proposal could be of value to shareholders. As employment diversity issues can impact corporate reputation, such information should be made available to shareholders of the company.

	11	Submit Executive Compensation to Vote		Against	Against		ShrHoldr

5

Vote Summary Report

Jul 01, 2003 - Jun 30, 2004

Ssga Large Cap Value - 2D27

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/27/04 - A	Ace Ltd. *ACE*		G0070K103			04/08/04		3,600
Meeting for Holders of ADRs
	1	Elect Directors		For	For		Mgmt
	2	PROPOSAL TO APPROVE THE ACE LIMITED 2004 LONG-TERM INCENTIVE PLAN.		For	For		Mgmt

The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans and other favorable terms of the plan. A vote in favor of this proposal is recommended.

	3	PROPOSAL TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT ACCOUNTANTS OF ACE LIMITED FOR THE FISCAL YEAR ENDING DECEMBER 31, 2004.		For	For		Mgmt

06/04/04 - A	Andrx Corp. *ADRX*		034553107			04/14/04		5,800
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Lawrence J. DuBow		For
	1.2	Elect Director Elliot F. Hahn, Ph.D.		For
	1.3	Elect Director Thomas P. Rice		For
	2	Increase Authorized Common Stock		For	For		Mgmt
The size of the increase (100%) requested falls within guidelines.
	3	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

06/28/04 - S	Anthem Inc. *ATH*		03674B104			05/10/04		2,300
	1	Issue Shares in Connection with an Acquisition		For	For		Mgmt

Based on the sensible strategic rationale, the potential cost and revenue synergies to be derived from the proposed combination, the accretive nature of the deal, and the valuation work and marketing process of company’s financial advisor, the merger agreement warrants shareholder support.

	2	Change Company Name		For	For		Mgmt

This proposal seeks shareholder support of a change in the company’s name. In this case there is little danger that sales would suffer due to loss of name recognition and associated goodwill. Since it is unlikely that adoption of this proposal will have a negative impact on the financial position of the company, this proposal can be supported.

Mgmt Rec - Company Management Recommended Vote

1

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/26/04 - A	Bank of America Corp. *BAC*		060505104			04/07/04		6,000
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Change Date of Annual Meeting		Against	Against		ShrHoldr
	4	Adopt Nomination Procedures for the Board		Against	Against		ShrHoldr
	5	Charitable Contributions		Against	Against		ShrHoldr
	6	Establish Independent Committee to Review Mutual Fund Policy		Against	Against		ShrHoldr
	7	Adopt Standards Regarding Privacy and Information Security		Against	Against		ShrHoldr

05/25/04 - A	Bank One Corp.		06423A103			04/02/04		2,100
	1	Approve Merger Agreement		For	For		Mgmt

Bank One shareholders will own approximately 42 percent of the company and management control will shift to Mr. Dimon on the second anniversary of the merger close. The board composition will be split equally. J.P. Morgan determined that board participation at this level for Bank One was a condition to the deal. Bank One shareholders may have given up a low premium in exchange for the board representation and management succession with Mr. Dimon. However, considering Bank One’s equity ownership in the combined entity relative to its contribution to earnings along with the strategic importance of the deal to both firms and the potential cost savings, the tradeoff appears balanced. In aggregate, the deal presents a compelling case for both J.P. Morgan and Bank One shareholders due to the strategic benefits of the transactions, improved competitive position, cost synergies and the possibility of additional revenue opportunities.

	2	Elect Directors		For	For		Mgmt
	2.1	Elect Director John H. Bryan		For
	2.2	Elect Director Stephen B. Burke		For
	2.3	Elect Director James S. Crown		For
	2.4	Elect Director James Dimon		For
	2.5	Elect Director Maureen A. Fay		For

2

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	2.6	Elect Director Laban P. Jackson, Jr.		For
	2.7	Elect Director John W. Kessler		For
	2.8	Elect Director Robert I. Lipp		For
	2.9	Elect Director Richard A. Manoogian		For
	2.10	Elect Director David C. Novak		For
	2.11	Elect Director John W. Rogers, Jr.		For
	2.12	Elect Director Frederick P. Stratton, Jr.		For
	3	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

05/26/04 - A	Caesar’s Entertainment *CZR*		127687101			04/06/04		11,600
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director A. Steven Crown		For
	1.2	Elect Director Gilbert L. Shelton		For
	2	Approve Omnibus Stock Plan		For	For		Mgmt
The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans, and the reasonable terms of the plan.

05/26/04 - A	Exxon Mobil Corp. *XOM*		30231G102			04/05/04		18,800
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Approve Non-Employee Director Restricted Stock Plan		For	For		Mgmt
	4	Affirm Political Nonpartisanship		Against	Against		ShrHoldr
	5	Report on Political Contributions/Activities		Against	Against		ShrHoldr
	6	Report on Equatorial Guinea		Against	Against		ShrHoldr
	7	Separate Chairman and CEO Positions		Against	Against		ShrHoldr
	8	Prohibit Awards to Executives		Against	Against		ShrHoldr
	9	Report on Stock Option Distribution by Race and Gender		Against	Against		ShrHoldr
	10	Amend EEO Statement to Include Reference to Sexual Orientation		Against	Against		ShrHoldr
	11	Report on Climate Change Research		Against	Against		ShrHoldr

3

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/21/04 - A	Federated Department Stores, Inc. *FD*		31410H101			04/02/04		3,400
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Sara Levinson		For
	1.2	Elect Director Joseph Neubauer		For
	1.3	Elect Director Joseph A. Pichler		For
	1.4	Elect Director Karl M. von der Heyden		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Amend Omnibus Stock Plan		For	Against		Mgmt
The initiative cannot be supported due to the total level of potential dilution under all plans.
	4	Declassify the Board of Directors		Against	For		ShrHoldr

Classified boards serve to entrench management and discourage bidders by preventing replacement of the board in one year. In addition, shareholders are prevented from removing board members who are not acting in the best interest of shareholders until their term is completed.

06/01/04 - A	Flagstar Bancorp, Inc. *FBC*		337930101			04/16/04		5,000
	1	Elect Directors		For	For		Mgmt

05/25/04 - A	JPMorgan Chase & Co. *JPM*		46625H100			04/02/04		9,200
	1	Approve Merger Agreement		For	For		Mgmt

JPM shareholders will own approximately 58 percent of the company and maintain management control with Mr. Harrison serving as the CEO for two years until Mr. Dimon takes over that role. The board composition will be split equally. J.P. Morgan determined that board participation at this level for Bank One was a condition to the deal. Considering the relatively low premium to comparable transactions, strategic importance of the deal to both firms, and the potential cost savings, the board and management tradeoffs appear balanced. In aggregate, the deal presents a compelling case for both J.P. Morgan and Bank One shareholders due to the strategic benefits of the transactions, improved competitive position, cost synergies and the possibility of additional revenue opportunities.

	2	Elect Directors		For	For		Mgmt

4

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	3	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	4	Amend Executive Incentive Bonus Plan		For	For		Mgmt
Compliance with 162(m) would preserve the full deductibility of all compensation paid under the plan and would ultimately reduce the company’s corporate tax obligation.
	5	Adjourn Meeting		For	Against		Mgmt

In this case, shareholders already have enough information to make their vote decisions. Once their votes have been cast, there is no justification for spending more money to continue pressing shareholders for more votes.

	6	Establish Term Limits for Directors		Against	Against		ShrHoldr
	7	Charitable Contributions		Against	Against		ShrHoldr
	8	Political Contributions		Against	Against		ShrHoldr
	9	Separate Chairman and CEO Positions		Against	Against		ShrHoldr
	10	Provide Adequate Disclosure for over the counter Derivatives		Against	Against		ShrHoldr
	11	Auditor Independence		Against	Against		ShrHoldr
	12	Submit Non-Employee Director Compensation to Vote		Against	Against		ShrHoldr
	13	Report on Pay Disparity		Against	Against		ShrHoldr

06/25/04 - S	Kerr-McGee Corp. *KMG*		492386107			05/20/04		2,500
	1	Approve Merger Agreement		For	For		Mgmt
Based on the “within-the-range” valuation and reasonable market premium, the fairness opinion, and the potential strategic synergies, the merger agreement warrants shareholder support.

05/20/04 - A	Storage Technology Corp. *STK*		862111200			04/02/04		4,700
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director James R. Adams		For
	1.2	Elect Director Charles E. Foster		For
	1.3	Elect Director Mercedes Johnson		For
	1.4	Elect Director William T. Kerr		For
	1.5	Elect Director Robert E. Lee		For
	1.6	Elect Director Patrick J. Martin		For
	1.7	Elect Director Judy C. Odom		For
	2	Approve Omnibus Stock Plan		For	Against		Mgmt
The initiative cannot be supported due to the total level of potential dilution under all plans.

5

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	3	Approve Executive Incentive Bonus Plan		For	For		Mgmt
Compliance with 162(m) would preserve the full deductibility of all compensation paid under the plan and would ultimately reduce the company’s corporate tax obligation.
	4	Provide for Cumulative Voting		Against	Against		ShrHoldr
Cumulative voting permits a director to be elected who would represent and further a special interest as opposed to acting for the benefit of all shareholders.

05/21/04 - A	The May Department Stores Co. *MAY*		577778103			04/02/04		4,800
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Eugene S. Kahn		For
	1.2	Elect Director Helene L. Kaplan		For
	1.3	Elect Director James M. Kilts		For
	1.4	Elect Director Russell E. Palmer		For
	1.5	Elect Director William P. Stiritz		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Amend Executive Incentive Bonus Plan		For	For		Mgmt
Compliance with 162(m) would preserve the full deductibility of all compensation paid under the plan and would ultimately reduce the company’s corporate tax obligation.
	4	Amend Omnibus Stock Plan		For	For		Mgmt
The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans, and the reasonable terms of the plan.
	5	Declassify the Board of Directors		Against	For		ShrHoldr

Classified boards serve to entrench management and discourage bidders by preventing replacement of the board in one year. In addition, shareholders are prevented from removing board members who are not acting in the best interest of shareholders until their term is completed.

6

Vote Summary Report

Jul 01, 2003 - Jun 30, 2004

SSgA TUCKERMAN ACTIVE REIT FUND - 2D19

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/30/04 - A	Apartment Investment & Management Co. *AIV*		03748R101			03/05/04		90,158
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Approve Sale of Company Assets		For	For		Mgmt
Inadequate terms; lack of fairness opinion
	4	Limit Executive Compensation		Against	Against		ShrHoldr

05/05/04 - A	AvalonBay Communities, Inc. *AVB*		053484101			03/09/04		75,868
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Bryce Blair		For
	1.2	Elect Director Bruce A. Choate		For
	1.3	Elect Director John J. Healy, Jr.		For
	1.4	Elect Director Gilbert M. Meyer		For
	1.5	Elect Director Charles D. Peebler, Jr.		For
	1.6	Elect Director Lance R. Primis		For
	1.7	Elect Director Allan D. Schuster		For
	1.8	Elect Director Amy P. Williams		For
	2	Submit Shareholder Rights Plan (Poison Pill) to Shareholder Vote		Against	Against		ShrHoldr
SSGA would generally support this proposals. Here, if the company adopts a pill, the shareholders will have a chance to redeem it within a relatively short period after implementation.

05/05/04 - A	Boston Properties Inc. *BXP*		101121101			03/17/04		125,144
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Mortimer B. Zuckerman		For
	1.2	Elect Director Carol B. Einiger		For
	1.3	Elect Director Alan B. Landis		For
	1.4	Elect Director Richard E. Salomon		For
	2	Declassify the Board of Directors		Against	For		ShrHoldr

Classified boards serve to entrench management and discourage bidders by preventing replacement of the board in one year. In addition, shareholders are prevented from removing board members who are not acting in the best interest of shareholders until their term is completed.

Mgmt Rec - Company Management Recommended Vote

1

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/05/04 - A	Camden Property Trust *CPT*		133131102			03/15/04		96,744
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Richard J. Campo		For
	1.2	Elect Director William R. Cooper		Withhold

WITHHOLD votes from Scott S. Ingraham for standing as an affiliated outsider on the Audit Committee and from William R. Cooper for standing as an affiliated outsider on the Compensation and Nominating committees.

	1.3	Elect Director George A. Hrdlicka		For
	1.4	Elect Director Scott S. Ingraham		Withhold

WITHHOLD votes from Scott S. Ingraham for standing as an affiliated outsider on the Audit Committee and from William R. Cooper for standing as an affiliated outsider on the Compensation and Nominating committees.

	1.5	Elect Director Lewis A. Levey		For
	1.6	Elect Director D. Keith Oden		For
	1.7	Elect Director F. Gardner Parker		For
	1.8	Elect Director Steven A. Webster		For

04/29/04 - A	CarrAmerica Realty Corp. *CRE*		144418100			03/05/04		80,919
	1	Elect Directors		For	For		Mgmt
	2	Establish Term Limits for Directors		Against	Against		ShrHoldr

05/18/04 - A	CenterPoint Properties Trust *CNT*		151895109			03/22/04		35,041
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Nicholas C. Babson		For
	1.2	Elect Director Martin Barber		Withhold
WITHHOLD votes from Martin Barber for standing as an affiliated outsider on the Audit and Nominating Committees.
	1.3	Elect Director Norman R. Bobins		For
	1.4	Elect Director Alan D. Feld		For
	1.5	Elect Director Paul S. Fisher		For
	1.6	Elect Director John S. Gates, Jr.		For

2

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.7	Elect Director Michael M. Mullen		For
	1.8	Elect Director Thomas E. Robinson		For
	1.9	Elect Director John C. Staley		For
	1.10	Elect Director Robert L. Stovall		For
	2	Increase Authorized Common Stock		For	For		Mgmt

The number of additional authorized common shares sought in this proposal exceeds guidelines (140%). Management states that the additional authorized shares to effect a two-for-one split of the company’s common shares by way of a dividend of shares that will make the company’s common shares affordable for a broader base of shareholders, and to issue common shares for other proper corporate purposes that may be identified in the future.

06/10/04 - A	Chelsea Property Group, Inc. *CPG*		163421100			04/16/04		85,160
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Brendan T. Byrne		For
	2	Increase Authorized Common Stock		For	Against		Mgmt
The number of additional authorized common shares sought in this proposal exceeds guidelines (150%). The company has not offered a specific purpose for the additional shares.
	3	Declassify the Board of Directors		For	For		Mgmt
	4	Amend Stock Option Plan		For	For		Mgmt

The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans is within the allowable cap of 15%, and the reasonable terms of the plan.

	5	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

05/13/04 - A	Corporate Office Properties Trust, Inc. *OFC*		22002T108			03/15/04		171,271
	1	Elect Directors		For	For		Mgmt

05/18/04 - A	Developers Diversified Realty Corp. *DDR*		251591103			03/22/04		101,955
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Dean S. Adler		For

3

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.2	Elect Director Terrance R. Ahern		For
	1.3	Elect Director Mohsen Anvari		For
	1.4	Elect Director Robert H. Gidel		For
	1.5	Elect Director Victor B. MacFarlane		For
	1.6	Elect Director Craig Macnab		For
	1.7	Elect Director Scott D. Roulston		For
	1.8	Elect Director Barry A. Sholem		For
	1.9	Elect Director William B. Summers, Jr.		For
	1.10	Elect Director Bert L. Wolstein		For
	1.11	Elect Director Scott A. Wolstein		For
	2	Amend Shareholder Rights Plan (Poison Pill)		For	For		Mgmt
	3	Approve Omnibus Stock Plan		For	For		Mgmt
The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans, and the reasonable terms of the plan.
	4	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

04/28/04 - A	Duke Realty Corporation *DRE*		264411505			03/01/04		100,986
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Separate Chairman and CEO Positions		Against	Against		ShrHoldr

05/27/04 - A	EastGroup Properties, Inc. *EGP*		277276101			04/14/04		16,712
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director D. Pike Aloian		For
	1.2	Elect Director Alexander G. Anagnos		For
	1.3	Elect Director H. C. Bailey, Jr.		For
	1.4	Elect Director Hayden C. Eaves, III		For
	1.5	Elect Director Fredric H. Gould		For
	1.6	Elect Director David H. Hoster II		For
	1.7	Elect Director David M. Osnos		For
	1.8	Elect Director Leland R. Speed		For

4

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	2	Approve Omnibus Stock Plan		For	For		Mgmt
The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans, and the reasonable terms of the plan.
	3	Other Business		For	Against		Mgmt
Details of other business items not disclosed

05/19/04 - A	Equity Office Properties Trust *EOP*		294741103			03/12/04		105,066
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Thomas E. Dobrowski		For
	1.2	Elect Director William M. Goodyear		For
	1.3	Elect Director James D. Harper, Jr.		For
	1.4	Elect Director Richard D. Kincaid		For
	1.5	Elect Director David K. Mckown		For
	1.6	Elect Director Sheli Z. Rosenberg		For
	1.7	Elect Director Edwin N. Sidman		For
	1.8	Elect Director J. H.W.R. Van Der Vlist		For
	1.9	Elect Director Samuel Zell		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

05/28/04 - A	Equity Residential *EQR*		29476L107			03/29/04		163,972
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director John W. Alexander		For
	1.2	Elect Director Charles L. Atwood		For
	1.3	Elect Director Bruce W. Duncan		For
	1.4	Elect Director Stephen O. Evans		For
	1.5	Elect Director James D. Harper, Jr.		For
	1.6	Elect Director Boone A. Knox		For
	1.7	Elect Director Desiree G. Rogers		For
	1.8	Elect Director Sheli Z. Rosenberg		For
	1.9	Elect Director Gerald A. Spector		For
	1.10	Elect Director B. Joseph White		For
	1.11	Elect Director Samuel Zell		For
	2	Amend Articles/Bylaws/Charter to Remove Antitakeover Provision(s)		For	For		Mgmt

5

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	3	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

05/11/04 - A	Essex Property Trust, Inc. *ESS*		297178105			02/27/04		21,935
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Keith R. Guericke		For
	1.2	Elect Director Issie N. Rabinovitch		For
	1.3	Elect Director Thomas E. Randlett		For
	2	Approve Omnibus Stock Plan		For	For		Mgmt
The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans, and the reasonable terms of the plan.
	3	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

11/20/03 - S	General Growth Properties, Inc. *GGP*		370021107			10/20/03		74,963
	1	Approve Increase in Common Stock and a Stock Split		For	For		Mgmt

05/05/04 - A	General Growth Properties, Inc. *GGP*		370021107			03/17/04		239,455
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director John Bucksbaum		For
	1.2	Elect Director Alan Cohen		For
	1.3	Elect Director Anthony Downs		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

05/11/04 - A	Hospitality Properties Trust *HPT*		44106M102			03/16/04		42,527
	1	Elect Directors		For	For		Mgmt

6

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/20/04 - A	Host Marriott Corp. *HMT*		44107P104			03/30/04		274,029
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Declassify the Board of Directors		For	For		Mgmt

05/20/04 - A	Kimco Realty Corp. *KIM*		49446R109			03/22/04		82,292
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Martin Kimmel		For
	1.2	Elect Director Milton Cooper		For
	1.3	Elect Director Richard G. Dooley		Withhold
WITHHOLD votes from Richard G. Dooley for standing as an affiliated outsider on the Audit, WITHHOLD votes from Frank Lourenso for standing as an affiliated outsider on the Nominating Committee.
	1.4	Elect Director Michael Flynn		For
	1.5	Elect Director Joe Grills		For
	1.6	Elect Director David Henry		For
	1.7	Elect Director F. Patrick Hughes		For
	1.8	Elect Director Frank Lourenso		Withhold
	1.9	Elect Director Richard Saltzman		For
	2	Amend Stock Option Plan		For	For		Mgmt
The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans, and the reasonable terms of the plan.
	3	Separate Chairman and CEO Positions		Against	Against		ShrHoldr

04/22/04 - A	Lasalle Hotel Properties *LHO*		517942108			02/13/04		91,407
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Donald S. Perkins		For
	1.2	Elect Director Stuart L. Scott		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

05/06/04 - A	Pan Pacific Retail Properties, Inc. *PNP*		69806L104			03/05/04		57,542
	1	Elect Directors		For	For		Mgmt
	2	Declassify the Board of Directors		For	For		Mgmt
	3	Amend Articles to Increase Ownership Limits of Common Stock		For	For		Mgmt

7

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/18/04 - A	ProLogis *PLD*		743410102			03/17/04		160,639
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Stephen L. Feinberg		For
	1.2	Elect Director Donald P. Jacobs		For
	1.3	Elect Director D. Michael Steuert		For
	1.4	Elect Director J. Andre Teixeira		For
	2	Approve Non-Employee Director Omnibus Stock Plan		For	For		Mgmt
	3	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

05/06/04 - A	Public Storage, Inc. *PSA*		74460D109			03/26/04		77,064
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director B. Wayne Hughes		For

We recommend a vote FOR the directors with the exceptions of affiliated outsider B. Wayne Hughes, Jr., and independent outsiders Daniel C. Staton, William C. Baker and Robert J. Abernethy. We recommend that shareholders WITHHOLD votes from B. Wayne Hughes, Jr. for poor attendance and Audit Committee members Daniel C. Staton, William C. Baker, and Robert J. Abernethy for paying excessive non-audit fees.

	1.2	Elect Director Ronald L. Havner, Jr.		For
	1.3	Elect Director Harvey Lenkin		For
	1.4	Elect Director Robert J. Abernethy		For
	1.5	Elect Director Dann V. Angeloff		Withhold
Dann V. Angeloff is an affiliated director on the compensation and nominating committee.
	1.6	Elect Director William C. Baker		For
	1.7	Elect Director John T. Evans		For
	1.8	Elect Director Uri P. Harkham		For
	1.9	Elect Director B. Wayne Hughes, Jr.		For
	1.10	Elect Director Daniel C. Staton		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

8

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/10/04 - A	Ramco-Gershenson Properties Trust *RPT*		751452202			04/12/04		6,205
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Trustee Joel D. Gershenson		For
	1.2	Elect Trustee Dennis E. Gershenson		For
	1.3	Elect Trustee Robert A. Meister		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

04/28/04 - A	Regency Centers Corp. *REG*		758849103			03/22/04		75,825
	1	Elect Directors		For	For		Mgmt
	2	Declassify the Board of Directors		For	For		Mgmt
	3	Increase Authorized Preferred Stock		For	Against		Mgmt
Excessive increase (200%) without explanation.
	4	Amend Stock Ownership Limitations		For	For		Mgmt

10/21/03 - S	Short-Term Investments Co.		825251101			07/25/03		1,950
	1	Elect Directors		For	For		Mgmt
	2	Approve Conversion to Series of Delaware Statutory Trust		For	For		Mgmt

Reorganizing the fund from a Maryland corporation to a Delaware statutory trust may provide benefits to the fund and its shareholders. Most of the funds of AIM Funds are now or are likely to become Delaware statutory trusts. To the extent that the boards and management of funds of AIM Funds, including the board and management of the fund, have to deal with the law of a single state, rather than the laws of many states, efficiencies may be achieved, both in terms of reduced costs in determining the requirements of law in unique circumstances and the certainty of operating routinely in a familiar regulatory environment.

05/05/04 - A	Simon Property Group, Inc. *SPG*		828806109			03/08/04		177,789
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Separate Chairman and CEO Positions		Against	Against		ShrHoldr

9

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/14/04 - A	Tanger Factory Outlet Centers, Inc. *SKT*		875465106			03/31/04		29,605
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Stanley K. Tanger		For
	1.2	Elect Director Steven B. Tanger		For
	1.3	Elect Director Jack Africk		For
	1.4	Elect Director William G. Benton		For
	1.5	Elect Director Thomas E. Robinson		For
	2	Amend Stock Option Plan		For	For		Mgmt
The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans, and the reasonable terms of the plan.
	3	Amend Stock Option Plan		For	For		Mgmt
The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans, and the reasonable terms of the plan.

06/10/04 - A	The Mills Corporation *MLS*		601148109			04/12/04		102,365
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director James C. Braithwaite		For
	1.2	Elect Director Joseph B. Gildenhorn		For
	1.3	Elect Director Harry H. Nick		Withhold
WITHHOLD votes from Harry H. Nick for standing as an affiliated outsider on the Audit, Compensation and Nominating Committees.
	1.4	Elect Director Robert P. Pincus		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Increase Authorized Preferred Stock		For	For		Mgmt
	4	Approve Omnibus Stock Plan		For	For		Mgmt

The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans is within the allowable cap of 15%, and the reasonable terms of the plan.

	5	Approve Executive High Performance Program		For	For		Mgmt

10

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/06/04 - A	The Rouse Co. *RSE*		779273101			03/10/04		63,304
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Jeremiah E. Casey		For
	1.2	Elect Director Roger W. Schipke		For
	2	Increase Authorized Common Stock		For	For		Mgmt
The size of the increase (100%) requested falls within guidelines.

05/27/04 - A	Vornado Realty Trust *VNO*		929042109			04/16/04		121,296
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Trustee Robert P. Kogod		For
	1.2	Elect Trustee David Mandelbaum		Withhold
David Mandelbaum is an affiliated outsider on the nominating committee.
	1.3	Elect Trustee Richard R. West		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

11

Vote Summary Report

Jul 01, 2003 - Jun 30, 2004

SSgA SMALL CAP - 2D06

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

11/06/03 - A	Aeroflex, Inc. *ARXX*		007768104			10/09/03		261,500
	1	Elect Directors		For	For		Mgmt

05/12/04 - A	Aftermarket Technology Corp. *ATAC*		008318107			04/02/04		71,075
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Robert Anderson		For
	1.2	Elect Director Michael T. Dubose		For
	1.3	Elect Director Dale F. Frey		For
	1.4	Elect Director Mark C. Hardy		For
	1.5	Elect Director Dr. Michael J. Hartnett		For
	1.6	Elect Director Donald T. Johnson, Jr.		For
	1.7	Elect Director Michael D. Jordan		For
	1.8	Elect Director Gerald L. Parsky		For
	1.9	Elect Director S. Lawrence Prendergast		For
	2	Approve Omnibus Stock Plan		For	For		Mgmt
The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans, and the reasonable terms of the plan.

07/29/03 - A	Airgas, Inc. *ARG*		009363102			06/19/03		203,400
	1	Elect Directors		For	For		Mgmt
	2	Approve Employee Stock Purchase Plan		For	For		Mgmt

The plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	3	Approve Executive Incentive Bonus Plan		For	For		Mgmt
Compliance with 162(m) would preserve the full deductibility of all compensation paid under the plan and would ultimately reduce the company’s corporate tax obligation.
	4	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

Mgmt Rec - Company Management Recommended Vote

* - Exception Vote

1

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

12/10/03 - A	Alliance Gaming Corp. *AGI*		01859P609			11/03/03		29,000
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Robert Miodunski		For
	1.2	Elect Director David Robbins		For
	2	Amend Omnibus Stock Plan		For	For		Mgmt
The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans, and the reasonable terms of the plan.
	3	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

05/25/04 - A	Alpharma Inc. *ALO*		020813101			04/02/04		116,481
	1	Elect Directors		For	For		Mgmt

04/29/04 - A	AnnTaylor Stores Corp. *ANN*		036115103			03/08/04		125,500
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Robert C. Grayson		For
	1.2	Elect Director Rochelle B. Lazarus		For
	1.3	Elect Director J. Patrick Spainhour		For
	1.4	Elect Director Michael W. Trapp		For
	2	Approve Executive Incentive Bonus Plan		For	For		Mgmt
Compliance with 162(m) would preserve the full deductibility of all compensation paid under the plan and would ultimately reduce the company’s corporate tax obligation.
	3	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

05/06/04 - A	ANSYS, Inc. *ANSS*		03662Q105			03/09/04		86,300
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Roger J. Heinen, Jr.		For
	1.2	Elect Director Jacqueline C. Morby		For
	2	Amend Omnibus Stock Plan		For	Against		Mgmt
The initiative cannot be supported due to the total level of potential dilution under all plans.

2

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	3	Amend Employee Stock Purchase Plan		For	For		Mgmt

The plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	4	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

10/16/03 - A	Applera Corp *ABI*		038020202			08/27/03		202,700
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Richard H. Ayers		For
	1.2	Elect Director Jean-Luc Belingard		For
	1.3	Elect Director Robert H. Hayes		For
	1.4	Elect Director Arnold J. Levine		For
	1.5	Elect Director William H. Longfield		For
	1.6	Elect Director Theodore E. Martin		For
	1.7	Elect Director Carolyn W. Slayman		For
	1.8	Elect Director Orin R. Smith		For
	1.9	Elect Director James R. Tobin		For
	1.10	Elect Director Tony L. White		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

05/26/04 - A	Arris Group Inc *ARRS*		04269Q100			04/12/04		82,350
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Alex B. Best		For
	1.2	Elect Director Harry L. Bosco		For
	1.3	Elect Director John (Ian) Anderson Craig		For
	1.4	Elect Director Matthew B. Kearney		For
	1.5	Elect Director William H. Lambert		For
	1.6	Elect Director John R. Petty		For
	1.7	Elect Director Robert J. Stanzione		For
	2	Approve Omnibus Stock Plan		For	For		Mgmt
The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans, and the reasonable terms of the plan.

3

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/19/04 - A	Ask Jeeves, Inc. *ASKJ*		045174109			03/26/04		17,970
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director A. George (skip) Battle		For
	1.2	Elect Director Steven Berkowitz		For
	1.3	Elect Director Garrett Gruener		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

05/27/04 - A	Aspect Communications Corp. *ASPT*		04523Q102			03/31/04		196,274
	1	Elect Directors		For	For		Mgmt
	2	Amend Non-Employee Director Stock Option Plan		For	For		Mgmt

Considering the level of cash compensation directors currently receive, the relatively conservative number of shares to be granted annually to each nonemployee director in relation to the market price of the stock, and the total number of shares to be authorized under the terms of this plan, the plan is reasonable and can be supported.

	3	Amend Outside Director Stock Awards/Options in Lieu of Cash		For	For		Mgmt
	4	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

06/24/04 - A	Autobytel Inc. *ABTL*		05275N106			04/26/04		35,900
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Jeffrey H. Coats		For
	1.2	Elect Director Michael J. Fuchs		For
	1.3	Elect Director Robert S. Grimes		For
	2	Approve Omnibus Stock Plan		For	Against		Mgmt
The initiative cannot be supported due to the trend of recent option grants and the total level of potential dilution under all plans is above the allowable cap of 18%.
	3	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

4

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/11/04 - A	BankAtlantic Bancorp, Inc. *BBX*		065908501			03/22/04		276,800
	1	Elect Directors		For	For		Mgmt
	2	Approve Restricted Stock Plan		For	For		Mgmt

04/27/04 - A	Banta Corp. *BN*		066821109			03/05/04		39,400
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Jameson A. Baxter		For
	1.2	Elect Director John F. Bergstrom		For
	1.3	Elect Director Henry T. DeNero		For
	1.4	Elect Director Paul C. Reyelts		For
	1.5	Elect Director Ray C. Richelsen		For
	1.6	Elect Director Stephanie A. Streeter		For
	1.7	Elect Director Michael J. Winkler		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

05/11/04 - A	Benchmark Electronics, Inc. *BHE*		08160H101			03/31/04		162,150
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Donald E. Nigbor		For
	1.2	Elect Director Cary T. Fu		For
	1.3	Elect Director Steven A. Barton		For
	1.4	Elect Director John W. Cox		For
	1.5	Elect Director John C. Custer		For
	1.6	Elect Director Peter G. Dorflinger		For
	1.7	Elect Director Bernee D. L. Strom		For
	2	Amend Omnibus Stock Plan		For	Against		Mgmt
The initiative cannot be supported due to the total level of potential dilution under all plans.
	3	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

5

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/20/04 - A	Boykin Lodging Company *BOY*		103430104			03/24/04		68,800
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Albert T. Adams		Withhold
WITHHOLD votes from Albert T. Adams for standing as an affiliated outsider on the Compensation and Nominating committees.
	1.2	Elect Director Robert W. Boykin		For
	1.3	Elect Director Lee C. Howley, Jr.		For
	1.4	Elect Director James B. Meathe		For
	1.5	Elect Director Mark J. Nasca		For
	1.6	Elect Director William H. Schecter		For
	1.7	Elect Director Ivan J. Winfield		For

06/15/04 - A	Bradley Pharmaceuticals, Inc. *BDY*		104576103			04/26/04		67,900
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Michael Bernstein		For
	1.2	Elect Director Steven Kriegsman		For
	1.3	Elect Director Alan Wolin, Ph.D.		Withhold
WITHHOLD votes from affiliated outsider Alan Wolin, Ph.D. for standing as an affiliated outsider on the Audit, Compensation, and Nominating committees.

05/03/04 - A	Brandywine Realty Trust *BDN*		105368203			03/24/04		100,800
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Trustee Walter D’Alessio		For
	1.2	Elect Trustee D. Pike Aloian		For
	1.3	Elect Trustee Donald E. Axinn		For
	1.4	Elect Trustee Robert C. Larson		Withhold
WITHHOLD votes from Robert C. Larson for standing as an affiliated outsider on the Nominating Committee.
	1.5	Elect Trustee Anthony A. Nichols, Sr.		For
	1.6	Elect Trustee Charles P. Pizzi		For
	1.7	Elect Trustee Gerard H. Sweeney		For
	2	Submit Severance Agreement (Change-in-Control) to Shareholder Vote		Against	Against		ShrHoldr

6

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

10/15/03 - A	Briggs & Stratton Corp. *BGG*		109043109			08/21/03		38,300
	1	Elect Directors		For	For		Mgmt

05/04/04 - A	BROOKFIELD HOMES CORP *BHS*		112723101			03/22/04		83,458
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Gordon E. Arnell		For
	1.2	Elect Director Ian G. Cockwell		For
	1.3	Elect Director Robert A. Ferchat		For
	1.4	Elect Director J. Bruce Flatt		For
	1.5	Elect Director Bruce T. Lehman		For
	1.6	Elect Director Alan Norris		For
	1.7	Elect Director David M. Sherman		For
	1.8	Elect Director Robert L. Stelzl		For
	1.9	Elect Director Michael D. Young		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

04/29/04 - A	Cabot Oil & Gas Corp. *COG*		127097103			03/11/04		112,526
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Robert F. Bailey		For
	1.2	Elect Director John G.L. Cabot		Withhold
WITHHOLD votes from John G.L. Cabot for standing as an affiliated outsider on the Audit and Nominating committees.
	2	Approve Omnibus Stock Plan		For	For		Mgmt
The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans, and the reasonable terms of the plan.
	3	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

11/20/03 - A	CACI International, Inc. *CAI*		127190304			09/24/03		60,800
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Michael J. Bayer		For
	1.2	Elect Director Peter A. Derow		For

7

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.3	Elect Director Richard L. Leatherwood		For
	1.4	Elect Director Dr. J. Phillip London		For
	1.5	Elect Director Barbara A. McNamara		For
	1.6	Elect Director Arthur L. Money		For
	1.7	Elect Director Dr. Warren R. Phillips		For
	1.8	Elect Director Charles P. Revoile		For
	1.9	Elect Director Richard P. Sullivan		For
	1.10	Elect Director John M. Toups		For
	1.11	Elect Director Larry D. Welch		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

05/11/04 - A	Capital Automotive Reit *CARS*		139733109			03/01/04		121,400
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director John E. Anderson		For
	1.2	Elect Director Thomas D. Eckert		For
	1.3	Elect Director Craig L. Fuller		For
	1.4	Elect Director Paul M. Higbee		For
	1.5	Elect Director William E. Hoglund		For
	1.6	Elect Director R. Michael Mccullough		For
	1.7	Elect Director John J. Pohanka		For
	1.8	Elect Director Robert M. Rosenthal		For
	1.9	Elect Director Vincent A. Sheehy		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

09/30/03 - S	Chateau Communities, Inc.		161726104			08/22/03		26,500
	1	Approve Merger Agreement		For	For		Mgmt
Based on the market premium and the fairness opinion, the merger agreement warrants shareholder support.

8

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/29/04 - A	Checkpoint Systems, Inc. *CKP*		162825103			03/17/04		203,207
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director William S. Antle, III		For
	1.2	Elect Director W. Craig Burns		For
	1.3	Elect Director John E. Davies, Jr.		For
	1.4	Elect Director R. Keith Elliott		For
	2	Approve Omnibus Stock Plan		For	Against		Mgmt
The initiative cannot be supported due to the total level of potential dilution under all plans.
	3	Approve Employee Stock Purchase Plan		For	For		Mgmt

The plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

05/04/04 - A	Choice Hotels International, Inc. *CHH*		169905106			03/10/04		74,600
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Jerry E. Robertson		For
	1.2	Elect Director Raymond Schultz		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

05/11/04 - A	Commercial Federal Corp. *CFB*		201647104			03/24/04		197,800
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Talton K. Anderson		For
	1.2	Elect Director James P. O’Donnell		For
	1.3	Elect Director Robert J. Hutchinson		For
	1.4	Elect Director Jane E. Miller		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

9

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

09/03/03 - A	Commonwealth Telephone Enterprises, Inc. *CTCO*		203349105			06/20/03		19,500
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Walter Scott, Jr.		For
	1.2	Elect Director David C. Mitchell		For
	1.3	Elect Director David C. McCourt		For
	1.4	Elect Director Daniel E. Knowles		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Convert Class B common shares into common shares		For	For		Mgmt
	4	Adjourn Meeting		For	Against		Mgmt

In this case, shareholders already have enough information to make their vote decisions. Once their votes have been cast, there is no justification for spending more money to continue pressing shareholders for more votes.

03/26/04 - S	Community Bank System, Inc. *CBU*		203607106			02/12/04		27,100
	1	Approve Increase in Common Stock and a Stock Split		For	For		Mgmt

This proposal seeks shareholder approval to amend the company’s certificate of incorporation to increase the number of authorized shares of common stock by 150 percent to 50,000,000 from 20,000,000. Management states that the additional authorized shares would provide the company with greater flexibility to issue shares in connection with stock dividends, mergers and acquisitions, financings, employee benefit plans and a two-for-one stock split that is expected to take effect on April 12, 2004.

05/19/04 - A	Community Bank System, Inc. *CBU*		203607106			03/31/04		27,100
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director John M. Burgess		For
	1.2	Elect Director Nicholas A. DiCerbo		For
	1.3	Elect Director James A. Gabriel		For
	1.4	Elect Director Harold S. Kaplan		For
	2	Approve Omnibus Stock Plan		For	Against		Mgmt
The initiative cannot be supported due to the total level of potential dilution under all plans.

10

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/04/04 - A	Community Banks, Inc. *CMTY*		203628102			02/27/04		18,700
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Thomas L. Miller		For
	1.2	Elect Director James A. Ulsh		For
	1.3	Elect Director Ronald E. Boyer		For
	1.4	Elect Director Peter Desoto		For
	2	Other Business		For	Against		Mgmt
Details of other business items not disclosed

12/09/03 - A	Comtech Telecommunications Corp. *CMTL*		205826209			10/10/03		63,300
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director George Bugliarello		For
	1.2	Elect Director Richard L. Goldberg		Withhold
WITHHOLD votes from Richard L. Goldberg for standing as an affiliated outsider on the Nominating Committee.
	2	Amend Omnibus Stock Plan		For	Against		Mgmt
The initiative cannot be supported due to the total level of potential dilution under all plans.
	3	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

05/19/04 - A	Corn Products International, Inc. *CPO*		219023108			03/22/04		130,000
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Karen L. Hendricks		For
	1.2	Elect Director Bernard H. Kastory		For
	1.3	Elect Director Barbara A. Klein		For
	1.4	Elect Director Samuel C. Scott III		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

11

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/21/04 - A	Corus Bankshares, Inc. *CORS*		220873103			02/23/04		51,000
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Joseph C. Glickman		For
	1.2	Elect Director Robert J. Glickman		For
	1.3	Elect Director Robert J. Buford		For
	1.4	Elect Director Steven D. Fifield		Withhold

WITHHOLD votes from Michael J. Mcclure for standing as an affiliated outsider on the Audit Committee, Steven D. Fifield for standing as an affiliated outsider on the Compensation Committee, and Michael J. Mcclure for standing as an affiliated outsider on the Nominating Committee.

	1.5	Elect Director Rodney D. Lubeznik		For
	1.6	Elect Director Michael J. Mcclure		Withhold

WITHHOLD votes from Michael J. Mcclure for standing as an affiliated outsider on the Audit Committee, Steven D. Fifield for standing as an affiliated outsider on the Compensation Committee, and Michael J. Mcclure for standing as an affiliated outsider on the Nominating Committee.

	1.7	Elect Director Peter C. Roberts		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

06/16/04 - A	CSK Auto Corp. *CAO*		125965103			04/24/04		163,100
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Maynard Jenkins		For
	1.2	Elect Director James G. Bazlen		For
	1.3	Elect Director Morton Godlas		For
	1.4	Elect Director Terilyn A. Henderson		For
	1.5	Elect Director Charles K. Marquis		For
	1.6	Elect Director Charles J. Philippin		For
	1.7	Elect Director William A. Shutzer		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

12

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	3	Approve Executive Incentive Bonus Plan		For	For		Mgmt
Compliance with 162(m) would preserve the full deductibility of all compensation paid under the plan and would ultimately reduce the company’s corporate tax obligation.
	4	Approve Omnibus Stock Plan		For	For		Mgmt

The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans is within the allowable cap of 15%, and the reasonable terms of the plan.

05/26/04 - A	DADE BEHRING HLDGS INC *DADE*		23342J206			03/30/04		186,700
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director N. Leigh Anderson, Ph.D.		For
	1.2	Elect Director James G. Andress		For
	2	Approve Omnibus Stock Plan		For	Against		Mgmt
The initiative cannot be supported due to the total level of potential dilution under all plans.

05/05/04 - A	Delphi Financial Group, Inc. *DFG*		247131105			03/22/04		55,950
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Donald A. Sherman		For
	1.2	Elect Director Robert Rosenkranz		For
	1.3	Elect Director Van D. Greenfield		For
	1.4	Elect Director Robert M. Smith, Jr.		For
	1.5	Elect Director Harold F. Ilg		For
	1.6	Elect Director Lawrence E. Daurelle		For
	1.7	Elect Director James N. Meehan		For
	1.8	Elect Director Edward A. Fox		For
	1.9	Elect Director Philip R. O’Connor		For
	2	Amend Omnibus Stock Plan		For	Against		Mgmt
The initiative cannot be supported due to the total level of potential dilution under all plans, and other terms of the plan.

13

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	3	Approve Executive Incentive Bonus Plan		For	For		Mgmt
Compliance with 162(m) would preserve the full deductibility of all compensation paid under the plan and would ultimately reduce the company’s corporate tax obligation.
	4	Divest from Tobacco Equities		Against	Against		ShrHoldr
	5	Other Business		For	Against		Mgmt
Details of other business items not disclosed

05/24/04 - A	Digital River, Inc. *DRIV*		25388B104			03/29/04		11,453
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Joel A. Ronning		For
	1.2	Elect Director Perry W. Steiner		Withhold
WITHHOLD votes from Perry W. Steiner for standing as an affiliated outsider on the Audit and Nominating committees.
	1.3	Elect Director J. Paul Thorin		For
	2	Amend Stock Option Plan		For	Against		Mgmt
The initiative cannot be supported due to the total level of potential dilution under all plans.
	3	Amend Stock Option Plan		For	Against		Mgmt
The initiative cannot be supported due to the total level of potential dilution under all plans
	4	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

05/20/04 - A	Dime Community Bancshares, Inc. *DCOM*		253922108			03/31/04		163,050
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Patrick E. Curtin		For
	1.2	Elect Director Fred P. Fehrenbach		For
	1.3	Elect Director Stanley Meisels		For
	2	Approve Executive Incentive Bonus Plan		For	For		Mgmt
Compliance with 162(m) would preserve the full deductibility of all compensation paid under the plan and would ultimately reduce the company’s corporate tax obligation.

14

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	3	Approve Omnibus Stock Plan		For	For		Mgmt
The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans, and the reasonable terms of the plan.
	4	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

05/04/04 - A	DSP Group, Inc. *DSPG*		23332B106			03/10/04		61,616
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Eliyahu Ayalon		For
	1.2	Elect Director Zvi Limon		For
	1.3	Elect Director Louis Silver		Withhold
Louis Silver is an affiliated outsider on the compensation and nominating committees.
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

05/19/04 - A	Dura Automotive Systems, Inc. *DRRA*		265903104			03/25/04		91,800
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Charles M. Brennan III		For
	1.2	Elect Director Lawrence A. Denton		For
	1.3	Elect Director Jack K. Edwards		For
	1.4	Elect Director James O. Futterknecht, Jr.		Withhold

WITHHOLD votes from J. Richard Jones for standing as an affiliated outsider on the Compensation Committee. WITHHOLD votes from James O. Futterknecht, Jr. for standing as an affiliated outsider on the Audit and Nominating committees.

	1.5	Elect Director Yousif B. Ghafari		For
	1.6	Elect Director S.A. Johnson		For
	1.7	Elect Director J. Richard Jones		Withhold
	1.8	Elect Director Scott D. Rued		For
	1.9	Elect Director Ralph R. Whitney, Jr.		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Amend Omnibus Stock Plan		For	For		Mgmt

15

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

11/25/03 - A	Dycom Industries, Inc. *DY*		267475101			10/03/03		188,600
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Steven E. Nielsen		For
	1.2	Elect Director Stephen C. Coley		For
	2	Approve Omnibus Stock Plan		For	For		Mgmt
The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans, and the reasonable terms of the plan.

06/03/04 - A	Electronics For Imaging, Inc. *EFII*		286082102			04/12/04		187,830
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Gill Cogan		For
	1.2	Elect Director Jean-Louis Gassee		For
	1.3	Elect Director Guy Gecht		For
	1.4	Elect Director James S. Greene		For
	1.5	Elect Director Dan Maydan		For
	1.6	Elect Director Fred Rosenzweig		For
	1.7	Elect Director Thomas I. Unterberg		For
	1.8	Elect Director David Peterschmidt		For
	2	Approve Omnibus Stock Plan		For	Against		Mgmt
The initiative cannot be supported due to the total level of potential dilution under all plans.

04/28/04 - A	Energen Corp. *EGN*		29265N108			03/05/04		137,439
	1	Elect Directors		For	For		Mgmt

03/02/04 - A	Engineered Support Systems, Inc. *EASI*		292866100			01/16/04		81,700
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director William H.T. Bush		For
	1.2	Elect Director Gerald E. Daniels		For
	1.3	Elect Director Ronald W. Davis		For
	1.4	Elect Director S. Lee Kling		For
	1.5	Elect Director General Crosbie E. Saint		For
	1.6	Elect Director Earl W. Wims, Ph.D.		Withhold
WITHHOLD votes from Earl W. Wims, Ph.D. for standing as an affiliated outsider on the Compensation Committee.

16

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	2	Approve Stock Option Plan		For	Against		Mgmt
The initiative cannot be supported due to the total level of potential dilution under all plans.
	3	Approve Stock Option Plan		For	Against		Mgmt
The initiative cannot be supported due to the total level of potential dilution under all plans.

01/20/04 - A	Entegris, Inc *ENTG*		29362U104			11/24/03		150,000
	1	Declassify the Board of Directors		For	For		Mgmt
	2	Reduce Supermajority Vote Requirement		For	For		Mgmt
	3	Elect Directors		For	For		Mgmt
	3.1	Elect Director Gary F. Klingl		For
	3.2	Elect Director Roger D. McDaniel		For
	4	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	5	Amend Omnibus Stock Plan		For	Against		Mgmt
The initiative cannot be supported due to the total level of potential dilution under all plans.
	6	Amend Non-Employee Director Stock Option Plan		For	For		Mgmt

Considering the level of cash compensation directors currently receive, the relatively conservative number of shares to be granted annually to each nonemployee director in relation to the market price of the stock, and the total number of shares to be authorized under the terms of this plan, the plan is reasonable and can be supported.

05/05/04 - A	ExpressJet Holding, Inc. *XJT*		30218U108			03/17/04		249,800
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Kim A. Fadel		For
	1.2	Elect Director L.E. Simmons		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Other Business		None	Against		Mgmt
Details of other business items not disclosed

17

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/29/04 - A	First Bancorp(Puerto Rico) *FBP*		318672102			03/16/04		10,900
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Angel Alvarez Perez		For
	1.2	Elect Director Jose Luis Ferrer-Canals		For
	1.3	Elect Director Sharee Ann Umpierre-Catinchi		For
	2	Elect Director Jose Menendez Cortada		For	For		Mgmt
	3	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	4	Other Business		For	Against		Mgmt
Details of other business items not disclosed

05/07/04 - A	First Horizon Pharmaceutical *FHRX*		32051K106			04/02/04		170,451
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Patrick P. Fourteau		For
	1.2	Elect Director Jon S. Saxe		For
	2	Amend Stock Option Plan		For	Against		Mgmt
The initiative cannot be supported due to the total level of potential dilution under all plans.

04/21/04 - A	FirstFed Financial Corp. *FED*		337907109			03/01/04		96,074
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Babette E. Heimbuch		For
	1.2	Elect Director James P. Giraldin		For
	1.3	Elect Director John R. Woodhull		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

06/01/04 - A	Flagstar Bancorp, Inc. *FBC*		337930101			04/16/04		184,200
	1	Elect Directors		For	For		Mgmt

18

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/18/04 - A	Flushing Financial Corp. *FFIC*		343873105			03/22/04		60,300
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director James D. Bennett		For
	1.2	Elect Director John R. Buran		For
	1.3	Elect Director Vincent F. Nicolosi		Withhold
WITHHOLD votes from Vincent F. Nicolosi for standing as an affiliated outsider on the Compensation Committee.
	1.4	Elect Director Gerard P. Tully, Sr.		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

04/27/04 - A	FMC Corp. *FMC*		302491303			03/01/04		101,400
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director William F. Reilly		For
	1.2	Elect Director James R. Thompson		For
	1.3	Elect Director William G. Walter		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

05/18/04 - A	Forward Air Corporation *FWRD*		349853101			03/10/04		92,504
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Amend Omnibus Stock Plan		For	For		Mgmt
The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans, and the reasonable terms of the plan.
	4	Amend Non-Employee Director Stock Option Plan		For	For		Mgmt

Considering the level of cash compensation directors currently receive, the relatively conservative number of shares to be granted annually to each nonemployee director in relation to the market price of the stock, and the total number of shares to be authorized under the terms of this plan, the plan is reasonable and can be supported.

	5	Approve Compensation Arrangement for Non-Employee Director		For	For		Mgmt

19

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/15/04 - A	Frontier Oil Corp. *FTO*		35914P105			03/01/04		95,700
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director James R. Gibbs		For
	1.2	Elect Director Douglas Y. Bech		For
	1.3	Elect Director G. Clyde Buck		For
	1.4	Elect Director T. Michael Dossey		For
	1.5	Elect Director James H. Lee		For
	1.6	Elect Director Paul B. Loyd, Jr.		For
	1.7	Elect Director Carl W. Schafer		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

05/28/04 - A	Gen-Probe, Inc. *GPRO*		36866T103			04/15/04		122,100
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Mae C. Jemison, M.D.		For
	1.2	Elect Director Brian A. McNamee, M.B.B.S.		For
	1.3	Elect Director Armin M. Kessler		For
	2	Increase Authorized Common Stock		For	For		Mgmt
The size of the increase (100%) requested falls within guidelines.
	3	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

06/23/04 - A	Genesco Inc. *GCO*		371532102			04/20/04		12,100
	1	Elect Directors		For	For		Mgmt

05/18/04 - A	Georgia Gulf Corp. *GGC*		373200203			03/29/04		183,600
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Jerry R. Satrum		Withhold
WITHHOLD votes from Jerry R. Satrum for standing as an affiliated outsider on the Audit Committee.

20

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.2	Elect Director Edward A. Schmitt		For
	1.3	Elect Director Yoshi Kawashima		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Amend Omnibus Stock Plan		For	For		Mgmt
The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans, and the reasonable terms of the plan.
	4	Approve Executive Incentive Bonus Plan		For	For		Mgmt
Compliance with 162(m) would preserve the full deductibility of all compensation paid under the plan and would ultimately reduce the company’s corporate tax obligation.

08/18/03 - A	Global Imaging Systems Inc. *GISX*		37934A100			06/19/03		38,200
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Daniel T. Hendrix		For
	1.2	Elect Director M. Lazane Smith		For
	2	Amend Omnibus Stock Plan		For	For		Mgmt
The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans, and the reasonable terms of the plan.

05/26/04 - A	GLOBAL POWER EQUIPMENT INC *GEG*		37941P108			04/12/04		89,877
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Larry Edwards		For
	1.2	Elect Director Stephen Eisenstein		For
	2	Approve Omnibus Stock Plan		For	For		Mgmt
The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans, and the reasonable terms of the plan.
	3	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

21

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

08/04/03 - A	GTECH Holdings Corp. *GTK*		400518106			06/13/03		124,000
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Burnett W. Donoho		For
	1.2	Elect Director James F. McCann		For
	1.3	Elect Director W. Bruce Turner		For
WITHHOLD votes from W. Bruce Turner for standing as an insider on the Nominating Committee.
	2	Approve Executive Incentive Bonus Plan		For	For		Mgmt
Compliance with 162(m) would preserve the full deductibility of all compensation paid under the plan and would ultimately reduce the company’s corporate tax obligation.
	3	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

05/10/04 - A	Haverty Furniture Companies, Inc. *HVT*		419596101			03/08/04		104,300
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Clarence H. Ridley		For
	1.2	Elect Director John T. Glover		For
	1.3	Elect Director Rawson Haverty, Jr.		For
	1.4	Elect Director Fred L. Schuermann		For
	1.5	Elect Director Ben M. Haverty		For
	1.6	Elect Director Mylle H. Mangum		For
	1.7	Elect Director Clarence H. Smith		For
	1.8	Elect Director Al Trujillo		For
	1.9	Elect Director F.S. Mcgaughey, III		For
	1.10	Elect Director L. Phillip Humann		For
	1.11	Elect Director Terence F. McGuirk		For
	1.12	Elect Director Vicki R. Palmer		For
	2	Approve Omnibus Stock Plan		For	For		Mgmt
The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans, and the reasonable terms of the plan.

22

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/25/04 - S	Hawthorne Financial Corp.		420542102			04/02/04		25,362
	1	Approve Merger Agreement		For	For		Mgmt

Based on the compelling strategic rationale, the reasonable market premium paid by CCBI, the potential cost and revenue synergies to be derived from the proposed combination, the accretive nature of the deal, and the valuation work done by the company’s financial advisor, the merger agreement warrants shareholder support.

	2	Adjourn Meeting		For	Against		Mgmt

In this case, shareholders already have enough information to make their vote decisions. Once their votes have been cast, there is no justification for spending more money to continue pressing shareholders for more votes.

03/12/04 - A	Headwaters Incorporated *HDWR*		42210P102			01/21/04		83,847
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director R. Sam Christensen		For
	1.2	Elect Director William S. Dickinson		For
	1.3	Elect Director Malyn K. Malquist		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Amend Omnibus Stock Plan		For	For		Mgmt
The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans, and the reasonable terms of the plan.

05/07/04 - A	Heritage Property Investment Trust Inc *HTG*		42725M107			03/12/04		28,700
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Joseph L. Barry		For
	1.2	Elect Director Richard C. Garrison		Withhold
Richard C. Garrison is an affiliated director on the audit and nominating committees.
	1.3	Elect Director David W. Laughton		For
	1.4	Elect Director Kevin C. Phelan		Withhold
WITHHOLD votes from Kevin C. Phelan for standing as an affiliated outsider on the Nominating Committee.
	2	Other Business		For	Against		Mgmt
Details of other business items not disclosed

23

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/20/04 - A	Hughes Supply, Inc. *HUG*		444482103			03/26/04		36,500
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director John D. Baker II		For
	1.2	Elect Director Dale E. Jones		For
	1.3	Elect Director William P. Kennedy		For
	1.4	Elect Director Patrick J. Knipe		For
	2	Other Business		For	Against		Mgmt
Details of other business items not disclosed

11/10/03 - A	Hyperion Solutions Corp. *HYSL*		44914M104			09/16/03		44,000
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Jeffrey Rodek		For
	1.2	Elect Director Aldo Papone		For
	2	Amend Employee Stock Purchase Plan		For	For		Mgmt

The plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	3	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

05/11/04 - A	IMAGISTICS INTERNATIONAL INC *IGI*		45247T104			03/15/04		99,100
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director T. Kevin Dunnigan		For
	1.2	Elect Director James A. Thomas		For
	1.3	Elect Director Ronald L. Turner		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

24

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

07/11/03 - A	* Inamed Corp. *IMDC*		453235103			05/30/03		27,600
	1	Elect Directors		For	For		Mgmt
	2	Amend Employee Stock Purchase Plan		For	For		Mgmt

The plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	3	Approve Restricted Stock Plan		For	For		Mgmt
The initiative can be supported due to the total dilution under all plans.
	4	Amend Non-Employee Director Omnibus Stock Plan		For	For		Mgmt
The initiative can be supported due to the total dilution under all plans.
	5	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	6	Other Business		For	For		Mgmt
Details of other business items not disclosed

05/10/04 - A	InfoSpace Inc. *INSP*		45678T201			03/12/04		106,200
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Richard D. Hearney		For
	1.2	Elect Director Rufus W. Lumry		For
	1.3	Elect Director James F. Voelker		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

04/29/04 - A	Insight Enterprises, Inc. *NSIT*		45765U103			03/04/04		255,470
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Eric J. Crown		For
	1.2	Elect Director Michael M. Fisher		For
	1.3	Elect Director Bennett Dorrance		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

25

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/17/04 - A	Integra LifeSciences Holdings Corp. *IART*		457985208			04/05/04		4,500
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director David C. Auth		For
	1.2	Elect Director Keith Bradley		For
	1.3	Elect Director Richard E. Caruso		Withhold
WITHHOLD votes from Richard E. Caruso for standing as an affiliated outsider on the Nominating Committee.
	1.4	Elect Director Stuart M. Essig		For
	1.5	Elect Director Neal Moszkowski		For
	1.6	Elect Director James M. Sullivan		For
	2	Amend Employee Stock Purchase Plan		For	For		Mgmt

The plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	3	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

04/27/04 - A	Inter-Tel, Inc. *INTL*		458372109			03/05/04		112,900
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Steven G. Mihaylo		For
	1.2	Elect Director J. Robert Anderson		For
	1.3	Elect Director Jerry W. Chapman		For
	1.4	Elect Director Gary D. Edens		For
	1.5	Elect Director C. Roland Haden		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Other Business		For	Against		Mgmt
Details of other business items not disclosed

05/13/04 - A	Intergraph Corp. *INGR*		458683109			03/17/04		38,600
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Sidney L. McDonald		For
	1.2	Elect Director R. Halsey Wise		For
	1.3	Elect Director Larry J. Laster		For
	1.4	Elect Director Thomas J. Lee		For

26

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.5	Elect Director Lawrence R. Greenwood		For
	1.6	Elect Director Linda L. Green		For
	1.7	Elect Director Richard W. Cardin		For
	1.8	Elect Director Michael D. Bills		For
	2	Approve Omnibus Stock Plan		For	Against		Mgmt
The initiative cannot be supported due to the total level of potential dilution under all plans.
	3	Amend Stock Option Plan		For	For		Mgmt
	4	Amend Omnibus Stock Plan		For	For		Mgmt
	5	Amend Non-Employee Director Stock Option Plan		For	For		Mgmt
	6	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

05/11/04 - A	Jarden Corp. *JAH*		471109108			04/08/04		22,395
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Ian G.H. Ashken		For
	1.2	Elect Director Richard L. Molen		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Other Business		For	Against		Mgmt
Details of other business items not disclosed

05/17/04 - A	JDA Software Group, Inc. *JDAS*		46612K108			03/31/04		83,656
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Douglas G. Marlin		For
	1.2	Elect Director Jock Patton		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

06/10/04 - A	Jo-Ann Stores, Inc. *JAS*		47758P307			04/16/04		72,830
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Ira Gumberg		Withhold
WITHHOLD votes from affiliated outsider Ira Gumberg for standing as an affiliated outsider on the Nominating Committee.
	1.2	Elect Director Patricia Morrison		For

27

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	2	Reduce Supermajority Vote Requirement		For	For		Mgmt
	3	Reduce Supermajority Vote Requirement		For	For		Mgmt
	4	Re-Approve Performance Goals Under the Incentive Compensation Plan		For	For		Mgmt

05/07/04 - A	Kaydon Corp. *KDN*		486587108			03/10/04		105,500
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director David A. Brandon		For
	1.2	Elect Director Gerald J. Breen		For
	1.3	Elect Director Brian P. Campbell		For
	1.4	Elect Director Thomas C. Sullivan		For
	1.5	Elect Director Robert M. Teeter		For
	1.6	Elect Director B. Joseph White		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

05/27/04 - A	Keane, Inc. *KEA*		486665102			03/29/04		293,100
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director John H. Fain		For
	1.2	Elect Director John F. Keane		For
	1.3	Elect Director John F. Rockart		For
	2	Amend Employee Stock Purchase Plan		For	For		Mgmt

The plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	3	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

06/03/04 - A	Kellwood Co. *KWD*		488044108			04/05/04		95,300
	1	Elect Directors		For	For		Mgmt
	2	Report on Compliance Standards for Code of Conduct		Against	Against		ShrHoldr

06/28/04 - S	Kensey Nash Corp. *KNSY*		490057106			04/30/04		21,819
	1	Approve Omnibus Stock Plan		For	Against		Mgmt
The initiative cannot be supported due to the trend of recent option grants and the total level of potential dilution under all plans is above the allowable cap of 15%.

28

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/18/04 - A	Kilroy Realty Corp. *KRC*		49427F108			03/16/04		106,500
	1	Elect Directors		For	For		Mgmt

02/12/04 - A	Kronos Inc. *KRON*		501052104			12/17/03		103,625
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Richard J. Dumler		For
	1.2	Elect Director Samuel Rubinovitz		For
	2	Amend Stock Option Plan		For	Against		Mgmt
The initiative cannot be supported due to the total level of potential dilution under all plans.
	3	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	4	Other Business		For	Against		Mgmt
Details of other business items not disclosed

05/26/04 - A	LandAmerica Financial Group, Inc. *LFG*		514936103			04/02/04		71,228
	1	Elect Directors		For	For		Mgmt
	2	Amend Omnibus Stock Plan		For	For		Mgmt
The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans, and the reasonable terms of the plan.
	3	Approve Deferred Compensation Plan		For	Against		Mgmt
The initiative cannot be supported due to the total level of potential dilution under all plans.
	4	Approve Deferred Compensation Plan		For	For		Mgmt

10/30/03 - A	LAWSON SOFTWARE INC *LWSN*		520780107			09/12/03		41,254
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director John J. Coughlan		For
	1.2	Elect Director David J. Eskra		For
	1.3	Elect Director David R. Hubers		For
	1.4	Elect Director Thomas G. Hudson		For
	1.5	Elect Director Richard D. Kreysar		For

29

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.6	Elect Director David S. B. Lang		For
	1.7	Elect Director H. Richard Lawson		For
	1.8	Elect Director Michael A. Rocca		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

05/19/04 - A	Local Financial Corp.		539553107			04/05/04		87,200
	1	Approve Merger Agreement		For	For		Mgmt
Based on the market premium to historic price levels and the fairness opinion, the merger agreement warrants shareholder support.
	2	Elect Directors		For	Split		Mgmt
	2.1	Elect Director Edward A. Townsend		For
	2.2	Elect Director Robert A. Kotecki		Withhold
We recommend shareholders withhold votes from Robert Kotecki for being an affiliated outsider that is involved in the nomination of directors.
	2.3	Elect Director J. David Rosenberg		For
	3	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	4	Adjourn Meeting		For	Against		Mgmt

In this case, shareholders already have enough information to make their vote decisions. Once their votes have been cast, there is no justification for spending more money to continue pressing shareholders for more votes.

06/02/04 - A	Lone Star Steakhouse & Saloon, Inc. *STAR*		542307103			04/23/04		9,293
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Anthony Bergamo		For
	1.2	Elect Director Michael A. Ledeen, Phd		For
	1.3	Elect Director Mark G. Saltzgaber		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

30

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/03/04 - A	Louisiana-Pacific Corp *LPX*		546347105			03/05/04		185,548
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Dustan E. McCoy		For
	1.2	Elect Director Lee C. Simpson		Withhold
WITHHOLD votes from Lee C. Simpson for standing as an affiliated outsider on the Nominating Committee.
	1.3	Elect Director Colin D. Watson		For
	2	Amend Omnibus Stock Plan		For	For		Mgmt
The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans, and the reasonable terms of the plan.
	3	Amend Non-Employee Director Restricted Stock Plan		For	For		Mgmt
	4	Amend Non-Employee Director Stock Option Plan		For	For		Mgmt
	5	Amend Executive Incentive Bonus Plan		For	For		Mgmt
Compliance with 162(m) would preserve the full deductibility of all compensation paid under the plan and would ultimately reduce the company’s corporate tax obligation.
	6	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	7	Separate Chairman and CEO Positions		Against	Against		ShrHoldr
	8	Report on Greenhouse Gas Emissions		Against	Against		ShrHoldr

11/25/03 - S	MAF Bancorp, Inc. *MAFB*		55261R108			10/06/03		23,200
	1	Approve Merger Agreement		For	For		Mgmt
Based on the the fairness opinion and the potential strategic synergies, the merger agreement warrants shareholder support.
	2	Approve Omnibus Stock Plan		For	For		Mgmt
The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans, and the reasonable terms of the plan.

04/08/04 - A	Maxwell Shoe Co., Inc.		577766108			02/24/04		39,700
	1	Elect Directors		For	For		Mgmt

31

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/20/04 - WC	Maxwell Shoe Co., Inc.		577766108			04/21/04		28,900
Management Proxy (BLUE CARD)
	1	REVOKE CONSENT to remove directors Mark J. Cocozza, James J. Tinagero, Stephen A. Fine, Malcolm L. Sherman and Anthony J. Tiberii		For	None		Mgmt
	2	REVOKE CONSENT to elect directors Allan Corn, Jeffrey J. Haas, Michael S. Koeneke, Harold Leppo and Robert D. Martin		For	None		Mgmt
	3	REVOKE CONSENT to amend articles/bylaws/charter-non-routine		For	None		Mgmt
Dissident Proxy (GOLD CARD)
	1	CONSENT to remove directors Mark J. Cocozza, James J. Tinagero, Stephen A. Fine, Malcolm L. Sherman and Anthony J. Tiberii		For	For		Mgmt

Maxwell has not chosen to redeem the poison pill and therefore the only opportunity for shareholders to make their voices heard on the merits of the tender offer is through granting their consent in the current consent solicitation. Where an offer has reached a level that could be considered reasonable, we believe that shareholders should be given the opportunity to accept and conclude an agreement. While we would have preferred that shareholders had an opportunity to vote on Jones’ tender offer without the need for this consent solicitation, this is precluded by the presence of the poison pill. We note that representatives of Maxwell and Jones met on June 8th, and recognize that these discussions may continue. However, while we believe that these discussions are appropriate and in the best interests of Maxwell’s shareholders, there is no guarantee that these discussions will lead to an agreement that will allow shareholders to accept and conclude a transaction. Further, given that the expiration date of the consent solicitation is June 21, we recognize that this is time sensitive for our clients. Therefore, given the current facts and circumstances, we recommend that shareholders grant their consent.

	2	CONSENT to elect directors Allan Corn, Jeffrey J. Haas, Michael S. Koeneke, Harold Leppo and Robert D. Martin		For	For		Mgmt
	3	CONSENT to amend articles/bylaws/charter-non-routine		For	For		Mgmt

32

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/18/04 - A	Monaco Coach Corp. *MNC*		60886R103			03/22/04		164,500
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Kay L. Toolson		For
	1.2	Elect Director L. Ben Lytle		For
	1.3	Elect Director Richard A. Rouse		For
	1.4	Elect Director Daniel C. Ustian		For
	2	Approve Executive Incentive Bonus Plan		For	For		Mgmt
Compliance with 162(m) would preserve the full deductibility of all compensation paid under the plan and would ultimately reduce the company’s corporate tax obligation.
	3	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

05/26/04 - A	MPS GROUP INC *MPS*		553409103			04/08/04		116,700
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Derek E. Dewan		For
	1.2	Elect Director Timothy D. Payne		For
	1.3	Elect Director Peter J. Tanous		For
	1.4	Elect Director T. Wayne Davis		For
	1.5	Elect Director John R. Kennedy		For
	1.6	Elect Director Michael D. Abney		For
	1.7	Elect Director William M. Isaac		For
	1.8	Elect Director Darla D. Moore		For
	1.9	Elect Director Arthur B. Laffer		For
	2	Approve Omnibus Stock Plan		For	For		Mgmt
The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans, and the reasonable terms of the plan.
	3	Approve Non-Employee Director Omnibus Stock Plan		For	For		Mgmt
	4	Approve Executive Incentive Bonus Plan		For	For		Mgmt
Compliance with 162(m) would preserve the full deductibility of all compensation paid under the plan and would ultimately reduce the company’s corporate tax obligation.

33

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

03/09/04 - A	MRO Software, Inc. *MROI*		55347W105			01/26/04		49,032
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Stephen B. Sayre		For
	1.2	Elect Director Alan L. Stanzler		For
	2	Amend Omnibus Stock Plan		For	Against		Mgmt
The initiative cannot be supported due to the total level of potential dilution under all plans.
	3	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

04/20/04 - A	National Health Investors, Inc. *NHI*		63633D104			02/20/04		47,800
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Ted H. Welch		For
	1.2	Elect Director Richard F. Laroche, Jr.		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

11/20/03 - A	NetIQ Corporation *NTIQ*		64115P102			09/26/03		216,200
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director David J. Barram as Class II Director		For
	1.2	Elect Director Michael J. Maples as Class II Director		For
	1.3	Elect Director Michael J. Rose as Class II Director		For
	1.4	Elect Director Maureen F. McNichols as Class III Director		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

05/14/04 - S	Nuevo Energy Co.		670509108			04/12/04		100,600
	1	Approve Merger Agreement		For	For		Mgmt
Based on the market premium to historic prices, the fairness opinion, and the potential strategic synergies, the merger agreement warrants shareholder support.

34

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/04/04 - A	Oakley, Inc. *OO*		673662102			03/31/04		3,600
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Jim Jannard		For
	1.2	Elect Director Link Newcomb		For
	1.3	Elect Director Abbott Brown		Withhold
WITHHOLD votes from Audit Committee members Irene Miller and Abbott Brown for paying excessive non-audit fees.
	1.4	Elect Director Lee Clow		For
	1.5	Elect Director Thomas Davin		For
	1.6	Elect Director Irene Miller		Withhold
	2	Ratify Auditors		For	Against		Mgmt
Non-audit fees are two-times greater than audit fees.

05/14/04 - A	Oceaneering International, Inc. *OII*		675232102			03/22/04		108,236
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director David S. Hooker		For
	1.2	Elect Director Harris J. Pappas		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

05/04/04 - A	Octel Corp. *OTL*		675727101			03/05/04		12,800
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Approve Non-Employee Director Stock Option Plan		For	For		Mgmt
	4	Approve 2004 Executive Co-Investment Plan		For	For		Mgmt
	5	Approve Stock Option Plan		For	For		Mgmt
The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans, and the reasonable terms of the plan.
	6	Approve Stock Option Plan		For	For		Mgmt
The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans, and the reasonable terms of the plan.

35

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	7	Approve Non-Employee Director Stock Option Plan		For	Against		Mgmt
This non-employee director plan has an exercise price of less than FMV.
	8	Approve Octel Corp. Savings Related Share Option Plan		For	For		Mgmt

12/09/03 - S	OfficeMax, Inc.		67622M108			11/03/03		620,500
	1	Approve Merger Agreement		For	For		Mgmt

The transaction would combine OfficeMax’ retail operations with Boise’s corporate stationer unit, Office Solutions. While there are some concerns related to the achievement of $160 million in synergies, OfficeMax shareholders receive a significant premium of 25 percent to OfficeMax’s price before announcement. According to the advisors’ opinion, OfficeMax’s equity stake in the combined company is commensurate with its contribution to the revenues and earnings of the combined company. On balance, the favorable economics of the deal for OfficeMax shareholders offset the negative impact on shareholder rights. The transaction warrants shareholder support.

02/03/04 - A	Oshkosh Truck Corp. *OSK*		688239201			12/10/03		11,600
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director J. William Andersen as Class A Director		For
	1.2	Elect Director Robert G. Bohn as Class A Director		For
	1.3	Elect Director Frederick M. Franks, Jr. as Class A Director		For
	1.4	Elect Director Michael W. Grebe as Class A Director		For
	1.5	Elect Director Kathleen J. Hempel as Class A Director		For
	1.6	Elect Director J. Peter Mosling, Jr. as Class A Director		Withhold
WITHHOLD votes for standing as an affiliated outsider on the Nominating Committee.
	1.7	Elect Director Stephen P. Mosling as Class A Director		For
	1.8	Approve Omnibus Stock Plan		For	For		Mgmt
The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans, and the reasonable terms of the plan.

36

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/01/04 - A	Overseas Shipholding Group, Inc. *OSG*		690368105			04/09/04		101,500
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Morten Arntzen		For
	1.2	Elect Director Oudi Recanati		Withhold
WITHHOLD votes from Oudi Recanati for standing as an affiliated outsider on the Compensation Committee and Oudi Recanati for standing as an affiliated outsider on the Nominating Committee.
	1.3	Elect Director Robert N. Cowen		For
	1.4	Elect Director G. Allen Andreas III		For
	1.5	Elect Director Alan R. Batkin		For
	1.6	Elect Director Thomas B. Coleman		For
	1.7	Elect Director Charles A. Fribourg		For
	1.8	Elect Director Stanley Komaroff		Withhold
Stanley Komaroff is an affiliated outsider on the nominating committee.
	1.9	Elect Director Solomon N. Merkin		For
	1.10	Elect Director Joel I. Picket		For
	1.11	Elect Director Ariel Recanati		For
	1.12	Elect Director Michael J. Zimmerman		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Approve Omnibus Stock Plan		For	For		Mgmt
The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans, and the reasonable terms of the plan.
	4	Approve Executive Incentive Bonus Plan		For	For		Mgmt
Compliance with 162(m) would preserve the full deductibility of all compensation paid under the plan and would ultimately reduce the company’s corporate tax obligation.

37

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/13/04 - A	Papa John *PZZA*		698813102			03/26/04		20,422
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director F. William Barnett		For
	1.2	Elect Director Norborne P. Cole, Jr.		For
	1.3	Elect Director William M. Street		For
	2	Approve Non-Employee Director Stock Option Plan		For	For		Mgmt
	3	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

05/20/04 - A	Patina Oil & Gas Corp. *POG*		703224105			04/07/04		189,836
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Charles E. Bayless		For
	1.2	Elect Director Jeffrey L. Berenson		For
	1.3	Elect Director Robert J. Clark		For
	1.4	Elect Director Jay W. Decker		For
	1.5	Elect Director Thomas J. Edelman		For
	1.6	Elect Director Elizabeth K. Lanier		For
	1.7	Elect Director Alexander P. Lynch		For
	1.8	Elect Director Paul M. Rady		For
	1.9	Elect Director Jon R. Whitney		For
	2	Increase Authorized Common Stock		For	Against		Mgmt
The number of additional authorized common shares sought in this proposal exceeds guidelines (150%). The company has not offered a specific purpose for the additional shares.
	3	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	4	Other Business		For	Against		Mgmt
Details of other business items not disclosed

06/16/04 - A	PDI, Inc. *PDII*		69329V100			04/21/04		55,124
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director John P. Dugan		For
	1.2	Elect Director Dr. Joseph T. Curti		For

38

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	2	Approve Omnibus Stock Plan		For	Against		Mgmt
The initiative cannot be supported as the total level of potential dilution under all plans is above the allowable cap of 15%.
	3	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

05/20/04 - A	Pediatrix Medical Group, Inc. *PDX*		705324101			03/15/04		27,202
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Cesar L. Alvarez		Withhold

WITHHOLD votes from Michael B. Fernandez for standing as an affiliated outsider on the Audit and Compensation committees, from Michael B. Fernandez and Cesar L. Alvarez for standing as affiliated outsiders on the Nominating Committee.

	1.2	Elect Director Waldemar A. Carlo, M.D.		For
	1.3	Elect Director Michael B. Fernandez		Withhold
	1.4	Elect Director Roger K. Freeman, M.D.		For
	1.5	Elect Director Paul G. Gabos		For
	1.6	Elect Director Roger J. Medel, M.D.		For
	1.7	Elect Director Lawrence M. Mullen		For
	2	Approve Omnibus Stock Plan		For	Against		Mgmt
The initiative cannot be supported due to the total level of potential dilution under all plans.

04/29/04 - A	Philadelphia Consolidated Holding Corp. *PHLY*		717528103			03/31/04		68,500
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Michael J. Cascio		For
	1.2	Elect Director Elizabeth H. Gemmill		For
	1.3	Elect Director William J. Henrich, Jr.		For
	1.4	Elect Director James J. Maguire		For
	1.5	Elect Director James J. Maguire, Jr.		For
	1.6	Elect Director Margaret M. Mattix		For
	1.7	Elect Director Maureen H. McCullough		For

39

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.8	Elect Director Michael J. Morris		For
	1.9	Elect Director Donald A. Pizer		For
	1.10	Elect Director Dirk A. Stuurop		For
	1.11	Elect Director Sean S. Sweeney		For
	1.12	Elect Director J. Eustace Wolfington		For
	2	Amend Stock Option Plan		For	Against		Mgmt
The initiative cannot be supported due to the total level of potential dilution under all plans.
	3	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

07/29/03 - A	Pioneer-Standard Electronics, Inc.		723877106			06/06/03		54,046
	1	Elect Directors		For	For		Mgmt

08/13/03 - A	Precision Castparts Corp. *PCP*		740189105			06/20/03		103,000
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Mark Donegan		For
	1.2	Elect Director William C. McCormick		For
	1.3	Elect Director Vernon E. Oechsle		For
	2	Amend Employee Stock Purchase Plan		For	For		Mgmt

The plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

04/21/04 - A	Provident Bankshares Corp. *PBKS*		743859100			03/01/04		48,909
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Melvin A. Bilal		For
	1.2	Elect Director Ward B. Coe, III		Withhold
WITHHOLD votes from Ward B. Coe, III for standing as an affiliated outsider on the Nominating Committee.
	1.3	Elect Director William J. Crowley, Jr.		For
	1.4	Elect Director Gary N. Geisel		For

40

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.5	Elect Director Bryan J. Logan		For
	1.6	Elect Director Frederick W. Meier, Jr.		For
	2	Approve Merger Agreement		For	For		Mgmt

The merger offers potential cost synergies. Management forecasts that the cost savings resulting from the merger will be 24.6 percent of Southern’s pre-tax overhead expense. Based on the noninterest expense for Southern’s fiscal year ended 2003, the cost savings would amount to an annual pretax savings of approximately $5.6 million or 2.9 percent of the noninterest expense base for the combined company. In addition, the company has stated that there is potential to increase revenues with a combined operation. The valuation work in the fairness opinion indicates the offer is within the range of DCF values for Southern and is comparable to valuation metrics in previous transactions. Taken together with the fairness opinion and complementary fit of the businesses, the merger agreement warrants shareholder support.

	3	Approve Omnibus Stock Plan		For	Against		Mgmt

The initiative cannot be supported due to the trend of recent option grants, the size of the requested authorization, the total level of potential dilution under all plans, and other terms of the plan.

	4	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

05/18/04 - A	Province Healthcare Co. *PRV*		743977100			03/23/04		115,000
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Martin S. Rash		For
	1.2	Elect Director Joseph P. Nolan		For
	1.3	Elect Director Winfield C. Dunn		For
	1.4	Elect Director Paul J. Feldstein		For
	1.5	Elect Director David R. Klock		For
	1.6	Elect Director Michael P. Haley		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

41

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/04/04 - A	PS Business Parks, Inc.		69360J107			03/26/04		89,328
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Ronald L. Havner, Jr.		For

	1.2	Elect Director Joseph D. Russell, Jr.		For
	1.3	Elect Director Harvey Lenkin		For
	1.4	Elect Director Vern O. Curtis		For
	1.5	Elect Director Arthur M. Friedman		For
	1.6	Elect Director James H. Kropp		For
	1.7	Elect Director Alan K. Pribble		For
	1.8	Elect Director Jack D. Steele		For
	2	Approval of the Retirement Plan for Non-Employee Directors		For	For		Mgmt
	3	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

09/04/03 - A	PSS World Medical, Inc. *PSSI*		69366A100			06/27/03		178,000
	1	Elect Directors		For	For		Mgmt

04/23/04 - A	R&G Financial Corp. *RGF*		749136107			03/26/04		75,300
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Victor L. Galan		For
	1.2	Elect Director Rafael Nin		For
	1.3	Elect Director Benigno Fernandez		For
	2	Increase Authorized Common Stock		For	For		Mgmt
The size of the increase (100%) requested falls within guidelines.
	3	Approve Stock Option Plan		For	For		Mgmt
The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans, and the reasonable terms of the plan.
	4	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

42

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

01/30/04 - S	Radiant Systems, Inc. *RADS*		75025N102			11/28/03		106,300
	1	Approve Spin-Off Agreement		For	For		Mgmt

Based on the current stock price, the net value to Radiant from the split off is approximately $11 million (net of cash contributed), above the estimated firm value of the enterprise software business as determined by the advisor. We recognize however, the difficulty in valuing this business because of its small size and historical and projected losses. The split off is expected to be accretive to Radiant’s EPS. The enterprise software business contributed to 15 percent of Radiant’s revenues for the nine months ended Sept. 30, 2003 and generated 84 percent of the total net loss for the same period, which makes a compelling argument for splitting off this business.

10/30/03 - A	Regis Corp. *RGS*		758932107			09/19/03		116,800
	1	Elect Directors		For	For		Mgmt

05/27/04 - A	REX Stores Corp. *RSC*		761624105			04/22/04		3,600
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Stuart A. Rose		For
	1.2	Elect Director Lawrence Tomchin		For
	1.3	Elect Director Robert Davidoff		For
	1.4	Elect Director Edward M. Kress		For
	1.5	Elect Director Lee Fisher		For
	1.6	Elect Director Charles A. Elcan		Withhold
WITHHOLD votes from Charles A. Elcan for standing as an affiliated outsider Audit, Compensation and Nominating committees.
	1.7	Elect Director David S. Harris		For

05/26/04 - A	Roper Industries, Inc. *ROP*		776696106			03/31/04		56,100
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Brian D. Jellison		For
	1.2	Elect Director W. Lawrence Banks		For
	1.3	Elect Director David W. Devonshire		For
	1.4	Elect Director John F. Fort III		Withhold
John F. Fort III is a former Tyco director. SSGA has elected to WTHHOLD votes from this direcotor.

43

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	2	Amend Omnibus Stock Plan		For	For		Mgmt
	3	Other Business		For	Against		Mgmt
Details of other business items not disclosed

10/10/03 - A	RPM International Inc. *RPM*		749685103			08/15/03		117,900
	1	Elect Directors		For	For		Mgmt
	2	Approve Non-Employee Director Restricted Stock Plan		For	For		Mgmt

05/20/04 - A	Select Comfort Corporation *SCSS*		81616X103			04/02/04		98,571
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Thomas J. Albani		For
	1.2	Elect Director David T. Kollat		For
	1.3	Elect Director William R. McLaughlin		For
	2	Approve Omnibus Stock Plan		For	Against		Mgmt
The initiative cannot be supported due to the total level of potential dilution under all plans.
	3	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

04/28/04 - A	Selective Insurance Group, Inc. *SIGI*		816300107			03/10/04		102,100
	1	Elect Directors		For	For		Mgmt

06/10/04 - A	Semtech Corp. *SMTC*		816850101			04/23/04		118,272
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Glen M. Antle		For
	1.2	Elect Director James P. Burra		For
	1.3	Elect Director Jason L. Carlson		For
	1.4	Elect Director Rockell N. Hankin		For
	1.5	Elect Director James T. Lindstrom		For
	1.6	Elect Director John L. Piotrowski		For
	1.7	Elect Director John D. Poe		For
	1.8	Elect Director James T. Schraith		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

44

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

10/21/03 - S	Short-Term Investments Trust		825252406			07/25/03		47,239
	1	Elect Directors		For	For		Mgmt

06/04/04 - A	Silicon Storage Technology, Inc. *SSTI*		827057100			04/20/04		179,700
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Bing Yeh		For
	1.2	Elect Director Yaw Wen Hu		For
	1.3	Elect Director Tsuyoshi Taira		For
	1.4	Elect Director Yasushi Chikagami		For
	1.5	Elect Director Ronald Chwang		For
	2	Approve Increase in Size of Board		For	For		Mgmt
	3	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

04/22/04 - A	Silicon Valley Bancshares *SIVB*		827064106			02/24/04		129,000
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director James F. Burns, Jr.		For
	1.2	Elect Director G. Felda Hardymon		For
	1.3	Elect Director Alex W. Hart		For
	1.4	Elect Director James R. Porter		For
	1.5	Elect Director Michaela K. Rodeno		For
	1.6	Elect Director Larry W. Sonsini		For
	1.7	Elect Director Kenneth P. Wilcox		For
	2	Amend Omnibus Stock Plan		For	Against		Mgmt
The initiative cannot be supported due to the total level of potential dilution under all plans.
	3	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

05/26/04 - A	SOURCECORP, Inc. *SRCP*		836167106			04/13/04		35,700
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Thomas C. Walker		For
	1.2	Elect Director Ed H. Bowman, Jr.		For

45

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.3	Elect Director David Lowenstein		For
	1.4	Elect Director G. Michael Bellenghi		Withhold
WITHHOLD votes from G. Michael Bellenghi for standing as an affiliated outsider on the Audit and Nominating committees.
	1.5	Elect Director Michael J. Bradley		For
	1.6	Elect Director Donald F. Moorehead, Jr.		For
	1.7	Elect Director Edward M. Rowell		For

05/20/04 - A	SS&C Technologies, Inc. *SSNC*		85227Q100			04/15/04		94,749
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director David W. Clark, Jr.		For
	1.2	Elect Director Joseph H. Fisher		For
	2	Amend Non-Employee Director Stock Option Plan		For	For		Mgmt

Considering the level of cash compensation directors currently receive, the relatively conservative number of shares to be granted annually to each nonemployee director in relation to the market price of the stock, and the total number of shares to be authorized under the terms of this plan, the plan is reasonable and can be supported.

	3	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

05/19/04 - A	Steinway Musical Instruments, Inc. *LVB*		858495104			03/25/04		50,900
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Kyle R. Kirkland		For
	1.2	Elect Director Dana D. Messina		For
	1.3	Elect Director Bruce A. Stevens		For
	1.4	Elect Director John M. Stoner, Jr.		For
	1.5	Elect Director A. Clinton Allen		For
	1.6	Elect Director Rudolph K. Kluiber		For
	1.7	Elect Director Peter McMillan		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

46

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

07/25/03 - A	Steris Corp. *STE*		859152100			05/29/03		2,863
	1	Elect Directors		For	For		Mgmt
Shareholder Proposal
	2	Declassify the Board of Directors		Against	For		ShrHoldr

Classified boards serve to entrench management and discourage bidders by preventing replacement of the board in one year. In addition, shareholders are prevented from removing board members who are not acting in the best interest of shareholders until their term is completed.

04/13/04 - A	Stewart Enterprises, Inc. *STEI*		860370105			02/17/04		237,100
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Frank B. Stewart, Jr.		For
	1.2	Elect Director John P. Laborde		For
	1.3	Elect Director Thomas M. Kitchen		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

05/20/04 - A	Stone Energy Corp. *SGY*		861642106			03/25/04		20,500
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director George R. Christmas		For
	1.2	Elect Director B.J. Duplantis		For
	1.3	Elect Director John P. Laborde		For
	1.4	Elect Director Richard A. Pattarozzi		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Approve Omnibus Stock Plan		For	For		Mgmt
The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans, and the reasonable terms of the plan.

47

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

02/06/04 - A	Sybron Dental Specialties, Inc. *SYD*		871142105			12/17/03		78,000
	1	Elect Directors		For	For		Mgmt

04/28/04 - A	Teledyne Technologies, Inc. *TDY*		879360105			03/08/04		156,562
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Charles Crocker		For
	1.2	Elect Director Robert Mehrabian		For
	1.3	Elect Director Michael T. Smith		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

05/20/04 - A	Teletech Holdings, Inc. *TTEC*		879939106			03/25/04		376,500
	1	Elect Directors		For	For		Mgmt
	2	Amend Employee Stock Purchase Plan		For	For		Mgmt

The plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	3	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	4	Adopt MacBride Principles		Against	Against		ShrHoldr

05/25/04 - A	Terex Corp. *TEX*		880779103			03/29/04		110,500
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Amend Omnibus Stock Plan		For	For		Mgmt
The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans, and the reasonable terms of the plan.
	4	Approve Executive Incentive Bonus Plan		For	For		Mgmt
Compliance with 162(m) would preserve the full deductibility of all compensation paid under the plan and would ultimately reduce the company’s corporate tax obligation.
	5	Approve Employee Stock Purchase Plan		For	For		Mgmt

The plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	6	Approve Deferred Compensation Plan		For	For		Mgmt
	7	Approve Outside Director Stock Options in Lieu of Cash		For	For		Mgmt

48

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/11/04 - A	Tesoro Petroleum Corp. *TSO*		881609101			03/22/04		266,900
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Robert W. Goldman		For
	1.2	Elect Director Steven H. Grapstein		For
	1.3	Elect Director William J. Johnson		For
	1.4	Elect Director A. Maurice Myers		For
	1.5	Elect Director Donald H. Schmude		For
	1.6	Elect Director Bruce A. Smith		For
	1.7	Elect Director Patrick J. Ward		For
	2	Amend Non-Employee Director Stock Option Plan		For	For		Mgmt

Considering the level of cash compensation directors currently receive, the relatively conservative number of shares to be granted annually to each nonemployee director in relation to the market price of the stock, and the total number of shares to be authorized under the terms of this plan, the plan is reasonable and can be supported.

	3	Amend Omnibus Stock Plan		For	For		Mgmt
The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans, and the reasonable terms of the plan.
	4	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

02/26/04 - A	Tetra Tech, Inc. *TTEK*		88162G103			12/29/03		398,800
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Li-San Hwang		For
	1.2	Elect Director James M. Jaska		For
	1.3	Elect Director J. Christopher Lewis		For

49

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.4	Elect Director Patrick C. Haden		For
	1.5	Elect Director James J. Shelton		For
	1.6	Elect Director Daniel A. Whalen		For
	1.7	Elect Director Hugh M. Grant		For
	1.8	Elect Director Richard H. Truly		For
	2	Amend Employee Stock Purchase Plan		For	For		Mgmt

The plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	3	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

04/19/04 - A	Texas Regional Bankshares, Inc. *TRBS*		882673106			03/12/04		33,000
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Morris Atlas		For
	1.2	Elect Director Frank N. Boggus		Withhold
WITHHOLD votes from Frank N. Boggus for standing as an affiliated outsider on the Audit, Stock Option and Compensation and Nominating committees.
	1.3	Elect Director Robert G. Farris		For
	1.4	Elect Director C. Kenneth Landrum, M.D		For
	1.5	Elect Director David L. Lane		For
	1.6	Elect Director Jack H. Mayfield, Jr.		For
	1.7	Elect Director Joe Penland, Sr.		For
	1.8	Elect Director Joseph E. Reid		For
	1.9	Elect Director G.E. Roney		For
	1.10	Elect Director Julie G. Uhlhorn		For
	1.11	Elect Director Walter Umphrey		For
	1.12	Elect Director Mario Max Yzaguirre		For
	2	Approve Stock Option Plan		For	For		Mgmt
The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans, and the reasonable terms of the plan.
	3	Approve Stock Option Plan		For	For		Mgmt
The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans, and the reasonable terms of the plan.

50

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	4	Approve Executive Incentive Bonus Plan		For	For		Mgmt
Compliance with 162(m) would preserve the full deductibility of all compensation paid under the plan and would ultimately reduce the company’s corporate tax obligation.
	5	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

05/07/04 - A	The Brinks Company *BCO*		109696104			03/15/04		57,200
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Amend Employee Stock Purchase Plan		For	For		Mgmt

The plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	4	Amend Retirement Plan		For	For		Mgmt

06/16/04 - A	The Gymboree Corp. *GYMB*		403777105			04/22/04		47,100
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Lisa M. Harper		For
	1.2	Elect Director Barbara L. Rambo		For
	2	Approve Omnibus Stock Plan		For	Against		Mgmt
The initiative cannot be supported as the total level of potential dilution under all plans is above the allowable cap of 15%.
	3	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

05/04/04 - A	The Manitowoc Company, Inc. *MTW*		563571108			02/25/04		137,400
	1	Elect Directors		For	For		Mgmt
	2	Approve Non-Employee Director Omnibus Stock Plan		For	For		Mgmt

51

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

03/31/04 - A	The Pantry, Inc. *PTRY*		698657103			02/12/04		12,752
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Peter J. Sodini		For
	1.2	Elect Director Charles P. Rullman		For
	1.3	Elect Director Todd W. Halloran		For
	1.4	Elect Director Jon D. Ralph		For
	1.5	Elect Director Hubert E. Yarborough, III		For
	1.6	Elect Director Byron E. Allumbaugh		For
	1.7	Elect Director Thomas M. Murnane		For
	1.8	Elect Director Peter M. Starrett		For
	1.9	Elect Director Paul L. Brunswick		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

05/18/04 - A	Tuesday Morning Corp. *TUES*		899035505			03/19/04		41,275
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Benjamin D. Chereskin		For
	1.2	Elect Director Kathleen Mason		For
	1.3	Elect Director W. J. Hunckler, III		For
	1.4	Elect Director Robin P. Selati		For
	1.5	Elect Director Sally Frame Kasaks		For
	1.6	Elect Director Henry F. Frigon		For
	1.7	Elect Director Giles H. Bateman		For
	2	Approve Omnibus Stock Plan		For	For		Mgmt
The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans, and the reasonable terms of the plan.

05/27/04 - A	U.S.B. Holding Co., Inc. *UBH*		902910108			04/20/04		64,600
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Edward T. Lutz		For
	1.2	Elect Director Howard V. Ruderman		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

52

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/19/04 - A	UICI *UCI*		902737105			03/29/04		123,300
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Ronald L. Jensen		For
	1.2	Elect Director William J. Gedwed		For
	1.3	Elect Director Glenn W. Reed		For
	1.4	Elect Director Richard T. Mockler		For
	1.5	Elect Director Mural R. Josephson		For
	1.6	Elect Director R.H. Mick Thompson		For
	1.7	Elect Director Dennis C. McCuistion		For
	2	Approve Omnibus Stock Plan		For	Against		Mgmt
The initiative cannot be supported due to the total level of potential dilution under all plans.
	3	Approve Omnibus Stock Plan		For	Against		Mgmt
The initiative cannot be supported due to the total level of potential dilution under all plans.
	4	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

05/06/04 - A	United Online, Inc. *UNTD*		911268100			03/29/04		25,500
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Robert Berglass		For
	1.2	Elect Director Kenneth L. Coleman		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Other Business		For	Against		Mgmt
Details of other business items not disclosed

05/20/04 - A	United Rentals, Inc. *URI*		911363109			04/15/04		58,300
	1	Elect Directors		For	For		Mgmt
	2	Approve Executive Incentive Bonus Plan		For	For		Mgmt
Compliance with 162(m) would preserve the full deductibility of all compensation paid under the plan and would ultimately reduce the company’s corporate tax obligation.

53

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	3	Approve Executive Incentive Bonus Plan		For	For		Mgmt
Compliance with 162(m) would preserve the full deductibility of all compensation paid under the plan and would ultimately reduce the company’s corporate tax obligation.
	4	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	5	Require Majority of Independent Directors on Board		Against	For		ShrHoldr
SSGA supports this proposal.
	6	Submit Severance Agreement (Change-in-Control) to Shareholder Vote		Against	Against		ShrHoldr

05/06/04 - A	United Stationers Inc. *USTR*		913004107			03/10/04		126,329
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Roy W. Haley		For
	1.2	Elect Director Benson P. Shapiro		For
	1.3	Elect Director Alex D. Zoghlin		For
	2	Approve Omnibus Stock Plan		For	For		Mgmt
The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans, and the reasonable terms of the plan.

02/04/04 - A	Varian Inc *VARI*		922206107			12/12/03		119,000
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director John G. McDonald		For
	1.2	Elect Director Wayne R. Moon		For
	2	Approve/Amend Executive Incentive Bonus Plan		For	For		Mgmt
Compliance with 162(m) would preserve the full deductibility of all compensation paid under the plan and would ultimately reduce the company’s corporate tax obligation.

54

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/21/04 - A	Ventas, Inc. *VTR*		92276F100			03/24/04		222,800
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Jay M. Gellert		For
	1.2	Elect Director Ronald G. Geary		Withhold
Ronald G. Geary is an affiliated outsider on the audit committee.
	1.3	Elect Director Douglas Crocker II		For
	1.4	Elect Director Sheli Z. Rosenberg		For
	1.5	Elect Director Debra A. Cafaro		For
	1.6	Elect Director Thomas C. Theobald		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Amend Non-Employee Director Stock Option Plan		For	For		Mgmt

Considering the level of cash compensation directors currently receive, the relatively conservative number of shares to be granted annually to each nonemployee director in relation to the market price of the stock, and the total number of shares to be authorized under the terms of this plan, the plan is reasonable and can be supported.

05/13/04 - A	VISX, Inc. *EYE*		92844S105			04/01/04		240,100
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Elizabeth H. Davila		For
	1.2	Elect Director Laureen De Buono		For
	1.3	Elect Director Glendon E. French		For
	1.4	Elect Director John W. Galiardo		For
	1.5	Elect Director Jay T. Holmes		For
	1.6	Elect Director Gary S. Petersmeyer		For
	1.7	Elect Director Richard B. Sayford		For
	2	Amend Stock Option Plan		For	Against		Mgmt
The initiative cannot be supported due to the total level of potential dilution under all plans.
	3	Approve Executive Incentive Bonus Plan		For	For		Mgmt
Compliance with 162(m) would preserve the full deductibility of all compensation paid under the plan and would ultimately reduce the company’s corporate tax obligation.
	4	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

55

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/02/04 - A	Websense, Inc. *WBSN*		947684106			04/05/04		106,294
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director John B. Carrington		For
	1.2	Elect Director Gary E. Sutton		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

04/21/04 - A	WesBanco, Inc. *WSBC*		950810101			03/08/04		17,492
	1	Elect Directors		For	For		Mgmt

11/20/03 - A	Western Digital Corp. *WDC*		958102105			10/02/03		515,200
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Matthew E. Massengill		For
	1.2	Elect Director I.M. Booth		For
	1.3	Elect Director Peter D. Behrendt		For
	1.4	Elect Director Kathleen A. Cote		For
	1.5	Elect Director Henry T. DeNero		For
	1.6	Elect Director William L. Kimsey		For
	1.7	Elect Director Michael D. Lambert		For
	1.8	Elect Director Roger H. Moore		For
	1.9	Elect Director Thomas E. Pardun		For
	2	Amend Employee Stock Purchase Plan		For	For		Mgmt

The plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	3	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

05/25/04 - A	Wilson Greatbatch Technologies, Inc. *GB*		972232102			04/15/04		73,700
	1	Elect Directors		For	For		Mgmt

56

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/22/04 - A	Wolverine World Wide, Inc. *WWW*		978097103			03/01/04		207,300
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Geoffrey B. Bloom		For
	1.2	Elect Director David T. Kollat		For
	1.3	Elect Director David P. Mehney		For
	1.4	Elect Director Timothy J. O’Donovan		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

05/13/04 - A	WRIGHT MED GROUP INC *WMGI*		98235T107			03/22/04		124,600
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director James T. Treace		For
	1.2	Elect Director F. Barry Bays		For
	1.3	Elect Director Richard B. Emmitt		For
	1.4	Elect Director Laurence Y. Fairey		For
	1.5	Elect Director David D. Stevens		For
	1.6	Elect Director James E. Thomas		For
	1.7	Elect Director Thomas E. Timbie		For
	1.8	Elect Director Elizabeth H. Weatherman		For
	2	Increase Authorized Common Stock		For	For		Mgmt
	3	Amend Omnibus Stock Plan		For	Against		Mgmt
The initiative cannot be supported due to the total level of potential dilution under all plans.
	4	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

11/06/03 - A	Zale Corp. *ZLC*		988858106			09/16/03		109,500
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Robert J. DiNicola		For
	1.2	Elect Director Mary L. Forte		For
	1.3	Elect Director J. Glen Adams		For
	1.4	Elect Director A. David Brown		For
	1.5	Elect Director Mary E. Burton		For
	1.6	Elect Director Peter P. Copses		For
	1.7	Elect Director Richard C. Marcus		For

57

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	2	Approve Omnibus Stock Plan		For	Against		Mgmt
The initiative cannot be supported due to the total level of potential dilution under all plans.
	3	Approve Executive Incentive Bonus Plan		For	For		Mgmt
Compliance with 162(m) would preserve the full deductibility of all compensation paid under the plan and would ultimately reduce the company’s corporate tax obligation.
	4	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

58

Vote Summary Report

Jul 01, 2003 - Jun 30, 2004

SSgA SPECIAL EQUITY - 2D22

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/08/04 - A	Affiliated Managers Group, Inc. *AMG*		008252108			04/21/04		4,255
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director William J. Nutt		For
	1.2	Elect Director Sean M. Healey		For
	1.3	Elect Director Richard E. Floor		Withhold
WITHHOLD votes from Richard E. Floor for standing as an affiliated outsider on the Nominating Committee.
	1.4	Elect Director Stephen J. Lockwood		For
	1.5	Elect Director Harold J. Meyerman		For
	1.6	Elect Director Robert C. Puff, Jr.		For
	1.7	Elect Director Dr. Rita M. Rodriguez		For

05/05/04 - A	AptarGroup, Inc. *ATR*		038336103			03/11/04		12,400
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Alain Chevassus		For
	1.2	Elect Director Stephen J. Hagge		For
	1.3	Elect Director Carl A. Siebel		For
	2	Approve Omnibus Stock Plan		For	Against		Mgmt
The initiative cannot be supported due to the total level of potential dilution under all plans.
	3	Approve Non-Employee Director Stock Option Plan		For	For		Mgmt

Considering the level of cash compensation directors currently receive, the relatively conservative number of shares to be granted annually to each nonemployee director in relation to the market price of the stock, and the total number of shares to be authorized under the terms of this plan, the plan is reasonable and can be supported.

07/11/03 - A	* BEA Systems, Inc. *BEAS*		073325102			05/27/03		51,900
	1	Elect Directors		For	For		Mgmt
	2	Approve Executive Incentive Bonus Plan		For	For		Mgmt
Compliance with 162(m) would preserve the full deductibility of all compensation paid under the plan and would ultimately reduce the company’s corporate tax obligation.
	3	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

Mgmt Rec - Company Management Recommended Vote

* - Exception Vote

1

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/11/04 - A	BEA Systems, Inc. *BEAS*		073325102			04/30/04		35,200
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Dean O. Morton		Withhold
WITHHOLD votes from Audit Committee member Dean O. Morton for paying excessive non-audit fees.
	1.2	Elect Director George Reyes		For
	2	Ratify Auditors		For	Against		Mgmt
Non-audit fees are two-times greater than audit fees.

11/13/03 - A	Brinker International, Inc. *EAT*		109641100			09/15/03		22,749
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
Shareholder Proposal
	3	Report on the Impact of Genetically Engineered Products		Against	Against		ShrHoldr

04/27/04 - A	Brooks Automation, Inc. *BRKS*		114340102			03/05/04		13,500
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Robert J. Therrien		For
	1.2	Elect Director Roger D. Emerick		For
	1.3	Elect Director Amin J. Khoury		For
	1.4	Elect Director Joseph R. Martin		For
	1.5	Elect Director Edward C. Grady		For
	1.6	Elect Director A. Clinton Allen		For
	1.7	Elect Director John K. McGillicuddy		For
	2	Amend Stock Option Plan		For	Against		Mgmt
The initiative cannot be supported due to the total level of potential dilution under all plans.
	3	Amend Employee Stock Purchase Plan		For	For		Mgmt

The plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

2

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/14/04 - A	Carter *CRI*		146229109			03/17/04		10,300
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Ross M. Jones		Withhold
WITHHOLD votes from Ross M. Jones for standing as an insider on the Compensation and Nominating committees.
	1.2	Elect Director David Pulver		For
	2	Amend Omnibus Stock Plan		For	For		Mgmt
	3	Amend Executive Incentive Bonus Plan		For	For		Mgmt
Compliance with 162(m) would preserve the full deductibility of all compensation paid under the plan and would ultimately reduce the company’s corporate tax obligation.

06/22/04 - A	Chico’s FAS, Inc. *CHS*		168615102			04/26/04		11,900
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Helene B. Gralnick		For
	1.2	Elect Director Verna K. Gibson		For
	1.3	Elect Director Betsy S. Atkins		For
	1.4	Elect Director Scott A. Edmonds		For
	2	Change Range for Size of the Board		For	For		Mgmt
	3	Amend Employee Stock Purchase Plan		For	For		Mgmt

The plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	4	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

06/11/04 - A	Commerce Bancorp, Inc. *CBH*		200519106			04/23/04		7,300
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Vernon W. Hill, II		For
	1.2	Elect Director Robert C. Beck		For
	1.3	Elect Director Jack R Bershad		For
	1.4	Elect Director Joseph E. Buckelew		For
	1.5	Elect Director Donald T. Difrancesco		For
	1.6	Elect Director John P. Ferguson		For

3

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.7	Elect Director Morton N. Kerr		For
	1.8	Elect Director Steven M. Lewis		For
	1.9	Elect Director George E. Norcross, III		For
	1.10	Elect Director Joseph J. Plumeri, II		For
	1.11	Elect Director Daniel J. Ragone		For
	1.12	Elect Director Wm. A. Schwartz, Jr.		For
	1.13	Elect Director Joseph T. Tarquini, Jr.		For
	2	Approve Stock Option Plan		For	Against		Mgmt
The initiative cannot be supported due to the size of the requested authorization and the total level of potential dilution under all plans is above the allowable cap of 15%.
	3	Increase Authorized Common Stock		For	Against		Mgmt
The number of additional authorized common shares sought in this proposal exceeds guidelines (233%).
	4	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

05/25/04 - A	Community Health Systems, Inc. *CYH*		203668108			03/31/04		8,100
	1	Elect Directors		For	For		Mgmt
	2	Approve Executive Incentive Bonus Plan		For	For		Mgmt
Compliance with 162(m) would preserve the full deductibility of all compensation paid under the plan and would ultimately reduce the company’s corporate tax obligation.
	3	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	4	Separate Chairman and CEO Positions		Against	Against		ShrHoldr

07/15/03 - A	Constellation Brands, Inc. *STZ.B*		21036P108			05/20/03		27,800
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Thomas C. McDermott as Class A Stock Director		Withhold

For the holders of Class A common stock, WITHHOLD votes from Audit Committee members Paul L. Smith and Thomas C. McDermott for paying excessive non-audit fees. For the holders of Class B common stock, WITHHOLD votes from Robert Sands for standing as an insider on the Nominating Committee, and Audit Committee member Jeananne K. Hauswald for paying excessive non-audit fees.

4

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.2	Elect Director Paul L. Smith as Class A Stock Director		Withhold
	1.3	Elect Director George Bresler as Class B Stock Director		For
	1.4	Elect Director Jeananne K. Hauswald as Class B Stock Director		Withhold
	1.5	Elect Director James A. Locke III as Class B Stock Director		For
	1.6	Elect Director Richard Sands, Ph.D. as Class B Stock Director		For
	1.7	Elect Director Robert Sands as Class B Stock Director		Withhold
	2	Ratify Auditors		For	Against		Mgmt
Non-audit fees are two times greater than audit fees.

04/27/04 - A/S	Cott Corp. *BCB*		22163N106			03/12/04		4,300
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Colin J. Adair		For
	1.2	Elect Director W. John Bennett		For
	1.3	Elect Director C. Hunter Boll		For
	1.4	Elect Director Serge Gouin		For
	1.5	Elect Director Thomas M. Hagerty		For
	1.6	Elect Director Stephen H. Halperin		For
	1.7	Elect Director David V. Harkins		For
	1.8	Elect Director Philip B. Livingston		For
	1.9	Elect Director Christine A. Magee		For
	1.10	Elect Director John K. Sheppard		For
	1.11	Elect Director Donald G. Watt		For
	1.12	Elect Director Frank E. Weise III		For
	2	Ratify PricewaterhouseCoopers LLP as Auditors		For	For		Mgmt
	3	Approve Executive Investment Share Purchase Plan		For	For		Mgmt
	4	Amend Stock Option Plan		For	Against		Mgmt
As non-employee directors could participate in options on a discretionary basis, it is recommended that shareholders oppose this item.

5

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/29/04 - A	Covance Inc. *CVD*		222816100			03/10/04		16,500
	1	Elect Directors		For	For		Mgmt
	2	Declassify the Board of Directors		Against	For		ShrHoldr

Classified boards serve to entrench management and discourage bidders by preventing replacement of the board in one year. In addition, shareholders are prevented from removing board members who are not acting in the best interest of shareholders until their term is completed.

	3	Other Business		For	Against		Mgmt
Details of other business items not disclosed

04/30/04 - A	Cumulus Media Inc. *CMLS*		231082108			03/12/04		31,300
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Eric P. Robison		For
	2	Approve Omnibus Stock Plan		For	Against		Mgmt
The initiative cannot be supported due to the total level of potential dilution under all plans.
	3	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

11/20/03 - A	Emulex Corp. *ELX*		292475209			10/01/03		19,900
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Fred B. Cox		Withhold
WITHHOLD votes from Fred B. Cox for standing as an affiliated outsider on the Compensation Committee and for standing as an affiliated outsider on the Nominating Committee.
	1.2	Elect Director Michael P. Downey		For
	1.3	Elect Director Bruce C. Edwards		For
	1.4	Elect Director Paul F. Folino		For
	1.5	Elect Director Robert H. Goon		For
	1.6	Elect Director Don M. Lyle		For
	2	Approve Option Exchange Program		For	Against		Mgmt
	3	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

6

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/26/04 - A	Express Scripts, Inc. *ESRX*		302182100			03/31/04		6,100
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Gary G. Benanav		Withhold
Gary G. Benanav is an affiliated outsider on the compensation committee.
	1.2	Elect Director Frank J. Borelli		For
	1.3	Elect Director Nicholas J. LaHowchic		For
	1.4	Elect Director Thomas P. Mac Mahon		For
	1.5	Elect Director John O. Parker, Jr.		For
	1.6	Elect Director George Paz		For
	1.7	Elect Director Samuel K. Skinner		For
	1.8	Elect Director Seymour Sternberg		Withhold
Seymour Sternberg is an affiliated outsider on the nominating committee.
	1.9	Elect Director Barrett A. Toan		For
	1.10	Elect Director Howard L. Waltman		For
	2	Increase Authorized Common Stock		For	For		Mgmt
The size of the increase (52%) requested falls within guidelines.
	3	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

12/03/03 - A	Extreme Networks, Inc. *EXTR*		30226D106			10/20/03		17,500
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Bob L. Corey		For
	1.2	Elect Director Peter Wolken		For
	2	Amend Employee Stock Purchase Plan		For	For		Mgmt

The plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	3	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

7

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/23/04 - A	GATX Corp. *GMT*		361448103			03/05/04		19,100
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Rod F. Dammeyer		For
	1.2	Elect Director James M. Denny		For
	1.3	Elect Director Richard Fairbanks		For
	1.4	Elect Director Deborah M. Fretz		For
	1.5	Elect Director Miles L. Marsh		For
	1.6	Elect Director Michael E. Murphy		For
	1.7	Elect Director Ronald H. Zech		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Approve Omnibus Stock Plan		For	For		Mgmt
The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans, and the reasonable terms of the plan.
	4	Approve Executive Incentive Bonus Plan		For	For		Mgmt
Compliance with 162(m) would preserve the full deductibility of all compensation paid under the plan and would ultimately reduce the company’s corporate tax obligation.

05/13/04 - A	Gentex Corp. *GNTX*		371901109			03/19/04		12,300
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director John Mulder		For
	1.2	Elect Director Frederick Sotok		For
	1.3	Elect Director Wallace Tsuha		For
	2	Amend Stock Option Plan		For	For		Mgmt
	3	Increase Authorized Common Stock		For	For		Mgmt
The size of the increase (100%) requested falls within guidelines.
	4	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

05/25/04 - A	Gilead Sciences, Inc. *GILD*		375558103			04/05/04		5,000
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Paul Berg		For
	1.2	Elect Director Etienne F. Davignon		For

8

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.3	Elect Director James M. Denny		For
	1.4	Elect Director John C. Martin		For
	1.5	Elect Director Gordon E. Moore		For
	1.6	Elect Director Nicholas G. Moore		For
	1.7	Elect Director George P. Shultz		For
	1.8	Elect Director Gayle E. Wilson		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Approve Omnibus Stock Plan		For	For		Mgmt
The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans, and the reasonable terms of the plan.
	4	Increase Authorized Common Stock		For	For		Mgmt
The size of the increase (40%) requested falls within guidelines.

05/25/04 - A	Greater Bay Bancorp *GBBK*		391648102			03/31/04		7,238
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Frederick J. de Grosz		For
	1.2	Elect Director Susan Ford Dorsey		For
	1.3	Elect Director James E. Jackson		For
	1.4	Elect Director Stanley A. Kangas		For
	1.5	Elect Director George M. Marcus		For
	1.6	Elect Director Duncan L. Matteson		For
	2	Increase Authorized Common Stock		For	For		Mgmt
The size of the increase (100%) requested falls within guidelines.
	3	Amend Omnibus Stock Plan		For	Against		Mgmt
The initiative cannot be supported due to the total level of potential dilution under all plans
	4	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	5	Declassify the Board of Directors		Against	For		Mgmt

Classified boards serve to entrench management and discourage bidders by preventing replacement of the board in one year. In addition, shareholders are prevented from removing board members who are not acting in the best interest of shareholders until their term is completed.

9

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	6	Declassify the Board of Directors		Against	For		ShrHoldr

Classified boards serve to entrench management and discourage bidders by preventing replacement of the board in one year. In addition, shareholders are prevented from removing board members who are not acting in the best interest of shareholders until their term is completed.

03/23/04 - A	IDEX Corp. *IEX*		45167R104			02/17/04		15,900
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Paul E. Raether		For
	1.2	Elect Director Neil A. Springer		For
	1.3	Elect Director Dennis K. Williams		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

04/13/04 - A	Investors Financial Services Corp. *IFIN*		461915100			02/20/04		300
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Kevin J. Sheehan		For
	1.2	Elect Director James M. Oates		For
	1.3	Elect Director Thomas P. McDermott		For
	2	Increase Authorized Common Stock		For	For		Mgmt
The size of the increase (75%) requested falls within guidelines.
	3	Amend Employee Stock Purchase Plan		For	For		Mgmt

The plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	4	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

04/29/04 - A	Invitrogen Corp. *IVGN*		46185R100			02/27/04		3,600
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Raymond V. Dittamore		For
	1.2	Elect Director Bradley G. Lorimier		For

10

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.3	Elect Director David U’Prichard, Ph.D.		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Approve Omnibus Stock Plan		For	For		Mgmt
The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans, and the reasonable terms of the plan.
	4	Amend Employee Stock Purchase Plan		For	For		Mgmt

The plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

01/13/04 - A	Jabil Circuit, Inc. *JBL*		466313103			11/14/03		20,012
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director William D. Morean		For
	1.2	Elect Director Thomas A. Sansone		For
	1.3	Elect Director Timothy L. Main		For
	1.4	Elect Director Lawrence J. Murphy		For
	1.5	Elect Director Mel S. Lavitt		For
	1.6	Elect Director Steven A. Raymund		For
	1.7	Elect Director Frank A. Newman		For
	1.8	Elect Director Laurence S. Grafstein		For
	2	Amend Omnibus Stock Plan		For	For		Mgmt
The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans, and the reasonable terms of the plan.
	3	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

11

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

07/22/03 - A	Legg Mason, Inc. *LM*		524901105			05/23/03		15,600
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Carl Bildt		For

	1.2	Elect Director Harry M. Ford, Jr.		For
	1.3	Elect Director John E. Koerner, III		For
	1.4	Elect Director Peter F. O’Malley		For
	1.5	Elect Director James E. Ukrop		For
	1.6	Elect Director Dennis R. Beresford		For

05/06/04 - A	Linens ‘n Things, Inc. *LIN*		535679104			03/08/04		13,500
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Stanley P. Goldstein		For
	1.2	Elect Director Robert Kamerschen		For
	2	Approve Omnibus Stock Plan		For	Against		Mgmt
The initiative cannot be supported due to the total level of potential dilution under all plans.

05/19/04 - A	Mercury Interactive Corp. *MERQ*		589405109			03/22/04		7,100
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Amnon Landan		For
	1.2	Elect Director Igal Kohavi		For
	1.3	Elect Director Clyde Ostler		Withhold
Clyde Ostler is an affiliated outsider on the audit and nominating committees.
	1.4	Elect Director Yair Shamir		For
	1.5	Elect Director Giora Yaron		For
	1.6	Elect Director Anthony Zingale		Withhold
Anthony Zingale is an affiliated outsider on the compensation committee.
	2	Increase Authorized Common Stock		For	Against		Mgmt
The number of additional authorized common shares sought in this proposal exceeds guidelines (133%). The company has not offered a specific purpose for the additional shares.
	3	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

12

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

11/21/03 - A	Micros Systems, Inc. *MCRS*		594901100			10/08/03		8,400
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director A. L. Giannopoulos		For
	1.2	Elect Director Louis M. Brown, Jr.		For
	1.3	Elect Director B. Gary Dando		For
	1.4	Elect Director John G. Puente		For
	1.5	Elect Director Dwight S. Taylor		For
	1.6	Elect Director William S. Watson		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Amend Stock Option Plan		For	Against		Mgmt
The initiative cannot be supported due to the total level of potential dilution under all plans.

04/22/04 - A	NOBLE CORP *NE*		G65422100			03/04/04		8,800
Meeting for Holders of ADRs
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

08/21/03 - A	NPS Pharmaceuticals, Inc. *NPSP*		62936P103			07/21/03		23,500
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Santo J. Costa, J.D.		For
	1.2	Elect Director John R. Evans, M.D.		For
	1.3	Elect Director James G. Groninger		Withhold
	1.4	Elect Director Hunter Jackson, Ph.D.		Withhold
WITHHOLD votes for standing as an insider on the Nominating Committee.
	1.5	Elect Director Joseph Klein, III		For
	1.6	Elect Director Donald E. Kuhla, Ph.D.		For
	1.7	Elect Director Thomas N. Parks, Ph.D.		For
	1.8	Elect Director Calvin R. Stiller, M.D.		For
	1.9	Elect Director Peter G. Tombros		For

13

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	2	Increase Authorized Common Stock		For	For		Mgmt

The number of additional authorized common shares sought in this proposal exceeds guidelines (%). The company has not offered a specific purpose for the additional shares. The requested increase might have been viewed more favorably if the company had indicated a specific need for an increase of this magnitude. The number of additional authorized common shares sought in this proposal appears reasonable. The shares currently available may not provide the company with sufficient flexibility with respect to its equity capital. Although the company has offered no specific purpose for the additional shares, the size of the increase (%) requested falls within guidelines.

	3	Amend Stock Option Plan		For	For		Mgmt
The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans, and the reasonable terms of the plan.
	4	Amend Employee Stock Purchase Plan		For	For		Mgmt

The plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	5	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

02/03/04 - A	Oshkosh Truck Corp. *OSK*		688239201			12/10/03		17,700
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director J. William Andersen as Class A Director		For
	1.2	Elect Director Robert G. Bohn as Class A Director		For
	1.3	Elect Director Frederick M. Franks, Jr. as Class A Director		For
	1.4	Elect Director Michael W. Grebe as Class A Director		For
	1.5	Elect Director Kathleen J. Hempel as Class A Director		For
	1.6	Elect Director J. Peter Mosling, Jr. as Class A Director		Withhold
WITHHOLD votes for standing as an affiliated outsider on the Nominating Committee.
	1.7	Elect Director Stephen P. Mosling as Class A Director		For

14

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.8	Approve Omnibus Stock Plan		For	For		Mgmt
The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans, and the reasonable terms of the plan.

10/22/03 - A	Parker-Hannifin Corp. *PH*		701094104			08/29/03		16,600
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Duane E. Collins		For
	1.2	Elect Director Robert J. Kohlhepp		For
	1.3	Elect Director Giulio Mazzalupi		For
	1.4	Elect Director Klaus-Peter Muller		For
	1.5	Elect Director Allan L. Rayfield		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Approve Omnibus Stock Plan		For	For		Mgmt
The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans, and the reasonable terms of the plan.

05/18/04 - A	Province Healthcare Co. *PRV*		743977100			03/23/04		14,000
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Martin S. Rash		For
	1.2	Elect Director Joseph P. Nolan		For
	1.3	Elect Director Winfield C. Dunn		For
	1.4	Elect Director Paul J. Feldstein		For
	1.5	Elect Director David R. Klock		For
	1.6	Elect Director Michael P. Haley		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

05/03/04 - A	Rohm and Haas Co. *ROH*		775371107			03/05/04		9,900
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director William J. Avery		For
	1.2	Elect Director J. Michael Fitzpatrick		For
	1.3	Elect Director Earl G. Graves, Sr.		For

15

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.4	Elect Director Raj L. Gupta		For
	1.5	Elect Director David W. Haas		For
	1.6	Elect Director Thomas W. Haas		For
	1.7	Elect Director James A. Henderson		For
	1.8	Elect Director Richard L. Keyser		For
	1.9	Elect Director Jorge P. Montoya		For
	1.10	Elect Director Sandra O. Moose		For
	1.11	Elect Director Gilbert S. Omenn		For
	1.12	Elect Director Gary L. Rogers		For
	1.13	Elect Director Ronaldo H. Schmitz		For
	1.14	Elect Director Marna C. Whittington		For
	2	Approve Executive Incentive Bonus Plan		For	For		Mgmt
Compliance with 162(m) would preserve the full deductibility of all compensation paid under the plan and would ultimately reduce the company’s corporate tax obligation.
	3	Approve Executive Incentive Bonus Plan		For	For		Mgmt
Compliance with 162(m) would preserve the full deductibility of all compensation paid under the plan and would ultimately reduce the company’s corporate tax obligation.
	4	Amend Omnibus Stock Plan		For	For		Mgmt
The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans, and the reasonable terms of the plan.
	5	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	6	Other Business		For	Against		Mgmt
Details of other business items not disclosed

05/26/04 - A	Roper Industries, Inc. *ROP*		776696106			03/31/04		11,700
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Brian D. Jellison		For
	1.2	Elect Director W. Lawrence Banks		For
	1.3	Elect Director David W. Devonshire		For

16

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.4	Elect Director John F. Fort III		Withhold
John F. Fort III is a former Tyco director. SSGA has elected to WTHHOLD votes from this direcotor.
	2	Amend Omnibus Stock Plan		For	For		Mgmt
	3	Other Business		For	Against		Mgmt
Details of other business items not disclosed

10/21/03 - S	Short-Term Investments Trust		825252406			07/25/03		327,887
	1	Elect Directors		For	For		Mgmt

04/20/04 - A	Smith International, Inc. *SII*		832110100			02/27/04		5,600
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director James R. Gibbs		For
	1.2	Elect Director Jerry W. Neely		Withhold
WITHHOLD votes from Jerry W. Neely for standing as an affiliated outsider on the Audit and on the Compensation committees.
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

05/05/04 - A	Southwest Bancorporation of Texas, Inc. *SWBT*		84476R109			03/25/04		14,500
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Ernest H. Cockrell		For
	1.2	Elect Director Fred R. Lummis		For
	1.3	Elect Director Paul B. Murphy, Jr.		For
	1.4	Elect Director Thomas F. Soriero, Sr.		For
	2	Approve Deferred Compensation Plan		For	For		Mgmt
	3	Approve Omnibus Stock Plan		For	For		Mgmt
The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans, and the reasonable terms of the plan.
	4	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

17

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

03/10/04 - A	Spartech Corp. *SEH*		847220209			01/12/04		20,800
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Bradley B. Buechler		For
	1.2	Elect Director Randy C. Martin		For
	1.3	Elect Director Calvin J. O’Connor		For
	2	Increase Authorized Common Stock		For	For		Mgmt
The size of the increase (22%) requested falls within guidelines.
	3	Approve Omnibus Stock Plan		For	For		Mgmt
The initiative can be supported due to the size of the requested authorization, the resulting level of potential dilution under all plans, and the reasonable terms of the plan.
	4	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

05/26/04 - A	Synopsys, Inc. *SNPS*		871607107			04/07/04		12,000
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Aart J. de Geus		For
	1.2	Elect Director Andy D. Bryant		For
	1.3	Elect Director Chi-Foon Chan		For
	1.4	Elect Director Bruce R. Chizen		For
	1.5	Elect Director Deborah A. Coleman		For
	1.6	Elect Director A. Richard Newton		For
	1.7	Elect Director Sasson Somekh		For
	1.8	Elect Director Roy Vallee		For
	1.9	Elect Director Steven C. Walske		For
	2	Amend Non-Employee Director Stock Option Plan		For	For		Mgmt

Considering the level of cash compensation directors currently receive, the relatively conservative number of shares to be granted annually to each nonemployee director in relation to the market price of the stock, and the total number of shares to be authorized under the terms of this plan, the plan is reasonable and can be supported.

	3	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

18

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/08/04 - A	T. Rowe Price Group, Inc. *TROW*		74144T108			02/06/04		14,100
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Edward C. Bernard		For
	1.2	Elect Director James T. Brady		For
	1.3	Elect Director D. William J. Garrett		For
	1.4	Elect Director Donald B. Hebb, Jr.		For
	1.5	Elect Director James A.C. Kennedy		For
	1.6	Elect Director James S. Riepe		For
	1.7	Elect Director George A. Roche		For
	1.8	Elect Director Brian C. Rogers		For
	1.9	Elect Director Dr. Alfred Sommer		For
	1.10	Elect Director Dwight S. Taylor		For
	1.11	Elect Director Anne Marie Whittemore		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Approve Omnibus Stock Plan		For	Against		Mgmt
The initiative cannot be supported due to the total level of potential dilution under all plans.
	4	Other Business		For	Against		Mgmt
Details of other business items not disclosed

06/01/04 - A	Teekay Shipping Corp. *TK*		Y8564W103			04/02/04		7,500
Meeting for Holders of ADRs
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

05/27/04 - A	Teradyne, Inc. *TER*		880770102			04/05/04		14,700
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director John P. Mulroney		For
	1.2	Elect Director Patricia S. Wolpert		For
	2	Amend Employee Stock Purchase Plan		For	For		Mgmt

The plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	3	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.

19

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/12/04 - A	Vishay Intertechnology, Inc. *VSH*		928298108			03/29/04		15,100
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Dr. Felix Zandman		For
	1.2	Elect Director Philippe Gazeau		Withhold
WITHHOLD votes from Philippe Gazeau for standing as an affiliated outsider on the Audit Committee.
	1.3	Elect Director Zvi Grinfas		For
	1.4	Elect Director Dr. Gerald Paul		For
	2	Ratify Auditors		For	For		Mgmt
Routine proposal seeking ratification of the company’s auditors.
	3	Amend Executive Incentive Bonus Plan		For	For		Mgmt
Compliance with 162(m) would preserve the full deductibility of all compensation paid under the plan and would ultimately reduce the company’s corporate tax obligation.
	4	Approve Restricted Stock Plan		For	For		Mgmt

05/07/04 - A	WILLIS GROUP HOLDINGS LTD *WSH*		G96655108			03/09/04		10,900
Meeting for Holders of ADRs
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

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SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SSgA Shares Funds
(Registrant)

By:	/s/ Agustin J. Fleites
Agustin J. Fleites
Principal Executive Officer
(Signature and Title)*

Date:	August 30, 2004

* Print the name and title of each signing officer under his or her signature.

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